As filed with the U.S. Securities and Exchange Commission on April 28, 2022

Registration No. 033-13954

811-05141

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 162	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 163	☒

(Check appropriate box or boxes)

Pacific Select Fund

(Exact Name of Registrant as Specified in Charter)

700 Newport Center Drive,

P.O. Box 7500, Newport Beach, CA 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (949) 219-3224

Mark Karpe, Esq.

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(Name and Address of Agent for Service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 29, 2022 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PACIFIC SELECT FUND Prospectus dated May 1, 2022

This Prospectus (“Prospectus”) tells you about certain funds of Pacific Select Fund (each a “Fund,” together the “Funds”). The Prospectus is designed to help you make informed decisions about investment options available under certain variable annuity contracts or variable life insurance policies (“variable products”). The availability of the Funds as investment options within variable products may vary. You’ll find details about how an annuity contract or life insurance policy works, along with available investment options, in the applicable product prospectus or offering memorandum. Please read these documents carefully and keep them for future reference.

You should consult with your investment professional to determine which Fund or Funds may be suited to your financial needs, investment time horizon and risk comfort level. The investment adviser to Pacific Select Fund (the “Trust”) is Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”). PLFA has retained other portfolio management firms (or “sub-advisers”) to manage many of the Funds. More information about PLFA and the sub-advisers (each a “Manager,” together the “Managers”) can be found in the About Management section of this Prospectus.

U.S. Fixed Income Funds (Class I and Class P Shares)
Core Income Portfolio	High Yield Bond Portfolio	Managed Bond Portfolio
Diversified Bond Portfolio	Inflation Managed Portfolio	Short Duration Bond Portfolio
Floating Rate Income Portfolio	Intermediate Bond Portfolio
International Fixed Income Fund (Class I and Class P Shares)
Emerging Markets Debt Portfolio
U.S. Equity Funds (Class I and Class P Shares)
Dividend Growth Portfolio	Large-Cap Growth Portfolio	Small-Cap Growth Portfolio
Equity Index Portfolio	Large-Cap Value Portfolio	Small-Cap Index Portfolio
Focused Growth Portfolio	Mid-Cap Equity Portfolio	Small-Cap Value Portfolio
Growth Portfolio	Mid-Cap Growth Portfolio	Value Portfolio
Hedged Equity Portfolio	Mid-Cap Value Portfolio	Value Advantage Portfolio
Large-Cap Core Portfolio	Small-Cap Equity Portfolio
(formerly named Main Street® Core Portfolio)
International Equity Funds (Class I and Class P Shares)
Emerging Markets Portfolio	International Large-Cap Portfolio	International Value Portfolio
International Growth Portfolio	International Small-Cap Portfolio
Sector Funds (Class I and Class P Shares)
Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio
Asset Allocation/Balanced Funds (Class I, Class P and Class D Shares)
ESG Diversified Portfolio^	Pacific Dynamix - Growth Portfolio^	Portfolio Optimization Moderate Portfolio^
ESG Diversified Growth Portfolio^	Portfolio Optimization Conservative Portfolio^	Portfolio Optimization Growth Portfolio^
PSF DFA Balanced Allocation Portfolio+	Portfolio Optimization Moderate-Conservative	Portfolio Optimization Aggressive-Growth
Pacific Dynamix - Conservative Growth Portfolio^	Portfolio^	Portfolio^
Pacific Dynamix - Moderate Growth Portfolio^

+ Offers Class D and Class P shares only.

^ Offers Class I and Class P shares only.

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) and the Commodities Futures Trading Commission (“CFTC”) have not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

The Funds of the Trust in this Prospectus are only available as underlying investment options for variable life insurance policies and variable annuity contracts (“variable products”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and to the Portfolio Optimization Portfolios, the Investment Adviser and certain of its affiliates.

Certain Funds of the Trust may not be available as an underlying investment option for your variable product, and not all share classes may be available for your variable product. For available investment options, consult a variable product prospectus or offering memorandum, or the separate account annual report. For variable product purchase information, consult a variable product prospectus by contacting your financial professional or visiting www.PacificLife.com.

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Table of Contents

Fund Summaries

U.S. Fixed Income Funds:

International Fixed Income Fund:

Emerging Markets Debt Portfolio	32
U.S. Equity Funds:
International Equity Funds:

Emerging Markets Portfolio	74
International Growth Portfolio	77
International Large-Cap Portfolio	79
International Small-Cap Portfolio	82
International Value Portfolio	85
Sector Funds:

Health Sciences Portfolio	88
Real Estate Portfolio	91
Technology Portfolio	94
Asset Allocation/Balanced Funds:

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Where To Go For More Information	back cover of this Prospectus

4

Core Income Portfolio

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.50%	0.50%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.74%	0.54%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$76	$237	$411	$918
Class P	$55	$173	$302	$677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 86% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg US Aggregate Bond Index. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.78 years as of December 31, 2021.

Individual investment selection is based on the sub-adviser’s fundamental research process.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

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● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

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While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 7.16%; Q1 2021: (2.66%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	Since Inception
Class I (incepted April 27, 2015)	(0.39%)	4.51%	3.60%
Class P (incepted April 27, 2015)	(0.19%)	4.72%	3.81%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	(1.54%)	3.57%	2.86%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
David Weismiller, CFA, Managing Director and Lead Portfolio Manager	Since 2015 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2016
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2016
Ying Qiu, CFA, Managing Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Diversified Bond Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.64%	0.44%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$65	$205	$357	$798
Class P	$45	$141	$246	$555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 106% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities. The debt securities in which the Fund principally invests include U.S. government and agency securities; corporate bonds and notes; convertible securities; inflation-indexed securities; asset-backed and mortgage-backed securities; and variable and floating rate debt securities. The Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser. The Fund may also invest up to 25% of its assets in securities issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, the Fund will not invest more than 20% of its assets in foreign currency denominated securities, including emerging markets. The Fund is limited to 20% of its assets in unhedged foreign currency exposure.

Generally, the sub-adviser expects the Fund’s weighted average duration to be within a range of 30% of the duration of the domestic bond market as a whole (as measured by the Fund’s broad-based market index). Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.78 years as of December 31, 2021.

The sub-adviser uses futures contracts, forwards, swaps and options (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (also called duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift currency exposure from one country to another and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, the sub-adviser:

● Uses a team approach to determine investment options, with input received from various sector specialists.

● Decides what duration to maintain.

● Decides how to allocate among short, intermediate and long duration securities and how much should be invested in various types of instruments.

● Chooses companies to invest in by carrying out a credit analysis of potential investments.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a

8

bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Derivatives Risk: The Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading

9

markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Leverage Risk: The Fund may invest in forward commitments, futures contracts, options or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s

10

Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 7.22%; Q1 2021: (5.12%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted May 1, 2006)	(1.93%)	5.21%	4.67%
Class P (incepted May 2, 2011)	(1.73%)	5.42%	4.88%
Bloomberg US Aggregate Bond Index ( reflects no deductions for fees, expenses, or taxes)	(1.54%)	3.57%	2.90%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Western Asset Management Company, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
S. Kenneth Leech, Chief Investment Officer	Since 2014
Mark S. Lindbloom, Portfolio Manager	Since 2009
John L. Bellows, CFA, Portfolio Manager	Since 2018
Frederick R. Marki, CFA, Portfolio Manager	Since 2018
Julien A. Scholnick, CFA, Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

11

Floating Rate Income Portfolio

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.65%	0.65%
Service Fee	0.20%	0.00%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.91%	0.71%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$93	$290	$504	$1,120
Class P	$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 104% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the sub-adviser. The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments.

The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

Individual investment selection is based on the sub-adviser’s fundamental research process and an assessment of the investment’s relative value. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

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● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper the Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to the Fund, requiring the Fund to borrow cash which would increase the Fund’s expenses. The Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or

13

any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 7.06%; Q1 2020: (7.68%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	Since Inception
Class I (incepted April 30, 2013)	4.62%	4.20%	3.78%
Class P (incepted April 30, 2013)	4.83%	4.41%	3.98%
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses, or taxes)	5.40%	4.32%	4.13%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
J.P. Leasure, Senior Managing Director and Portfolio Manager	Since 2013 (Fund Inception)
Michael Marzouk, CFA, Managing Director and Portfolio Manager	Since 2013 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

14

High Yield Bond Portfolio

Investment Goal

This Fund seeks a high level of current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.63%	0.43%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$64	$202	$351	$786
Class P	$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 46% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund principally invests in intermediate to long term to maturity which generally means holdings with final maturities greater than one year. Securities include bonds and notes, which are given a low credit rating, or if unrated are of comparable quality as determined by the sub-adviser, including those of foreign issuers which are denominated in U.S. dollars. Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time. This may give the Fund more credit risk than other bond funds but also gives it the potential for higher income than investment grade bonds.

When selecting securities, the sub-adviser focuses on:

● Fundamental Analysis – The sub-adviser’s primary focus is fundamental credit analysis when selecting securities. This involves an analysis of each potential security and may include meeting with the company’s management team.

● Liquidity – The sub-adviser typically invests in the larger issues within the high yield/high risk universe, which are usually more liquid.

● Diversification – The sub-adviser invests in a wide range of issuers across multiple industries, thus reducing individual credit risk.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

15

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Pacific Asset Management LLC began managing the Fund on December 31, 2019. Pacific Life Fund Advisors LLC, doing business as Pacific Asset Management, managed the Fund before that date.

16

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 9.26%; Q1 2020: (13.75%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1988)	5.42%	5.78%	6.10%
Class P (incepted May 2, 2011)	5.63%	5.99%	6.31%
Bloomberg US High-Yield 2% Issuer Capped Bond Index ( reflects no deductions for fees, expenses, or taxes)	5.26%	6.28%	6.82%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Asset Management LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Brian M. Robertson, CFA, Managing Director and Portfolio Manager	Since 2011
C. Robert Boyd, Managing Director and Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

17

Inflation Managed Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.07%	0.07%
Interest Expense	0.03%	0.03%
All Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.67%	0.47%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$68	$214	$373	$835
Class P	$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 115% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or other derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The Fund may also invest in debt securities issued by the U.S. government or its agencies and foreign governments in developed countries or their agencies; debt securities issued by U.S. and foreign companies in developed countries; mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; and derivative instruments including forward commitments (forwards) relating to the previously mentioned securities. The Fund may invest up to 30% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies; however, the Fund will maintain no foreign currency exposure from these foreign currency denominated securities and currencies by hedging back any foreign currency denominated investments into U.S. dollars through the use of foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limit in U.S. dollar-denominated securities of developed market foreign issuers.

The factors that will most influence the Fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) A decline in real and nominal interest rates may benefit Fund performance, as could an increase in the actual rate of inflation. Conversely, rising real and nominal interest rates, and a decline in actual inflation or expected inflation, may have a negative impact on Fund performance. Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

When selecting securities, the sub-adviser:

● Decides what duration to maintain. Generally, the sub-adviser expects the Fund’s weighted average duration to be within approximately 3 years (plus or minus) of the Fund’s benchmark index duration, which was 7.67 years as of December 31, 2021.

● Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

● Chooses companies to invest in by carrying out a credit analysis of potential investments.

The sub-adviser frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Interest rate swaps

18

are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income. The Fund may use foreign currency derivatives such as foreign currency futures, options and forwards to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

The Fund is also expected to be invested substantially in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as sale-buybacks or dollar rolls).

In addition to the strategies described above, the Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Derivatives Risk: The Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less

19

valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Leverage Risk: The Fund may invest in forward commitments, futures contracts, options or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

20

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 5.56%; Q2 2013: (8.24%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1988)	5.69%	5.35%	3.16%
Class P (incepted May 2, 2011)	5.90%	5.56%	3.36%
Bloomberg US TIPS Index ( reflects no deductions for fees, expenses or taxes)	5.96%	5.34%	3.09%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Investment Management Company LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Stephen Rodosky, Managing Director and Portfolio Manager	Since 2019
Daniel He, Executive Vice President and Portfolio Manager	Since 2019

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

21

Intermediate Bond Portfolio

Investment Goal

This Fund seeks to maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.63%	0.43%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$64	$202	$351	$786
Class P	$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 135% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities. These debt securities will be focused on investment grade intermediate-term debt securities (5 to 10 years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between 3 and 10 years, but may also be invested in long-term debt securities (over 10 years to maturity). These debt securities are comprised of corporate bonds issued by U.S. entities, U.S. treasury obligations and other U.S. government and agency securities, and asset-backed and mortgage-related securities. The Fund may invest a substantial portion of its assets in mortgage-related debt securities in the sub-adviser’s discretion.

The Fund may invest up to 15% of its assets in U.S. dollar-denominated debt securities issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The Fund may focus its investments in one country, in one or more regions, or small groups of countries.

The sub-adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over a market cycle. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and

22

lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

23

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class P shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented. Class I shares of the Fund commenced operations on November 1, 2021 and thus do not yet have a full calendar year of performance. Class I returns will be included in the Average Annual Total Returns table once Class I has a full calendar year of performance.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2021: 1.87%; Q1 2021: (3.20%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	Since Inception
Class P (incepted October 23, 2020)	(1.70%)	(0.13%)
Bloomberg US Aggregate Bond Index ( reflects no deductions for fees, expenses or taxes ) (based on Class P inception date)	(1.54%)	(0.36%)

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – J. P. Morgan Investment Management Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Richard Figuly, Managing Director, Portfolio Manager	Since 2020 (Fund Inception)
Steven Lear, CFA, Managing Director, Portfolio Manager	Since 2021
Justin Rucker, CFA, Executive Director, Portfolio Manager	Since 2020 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

24

Managed Bond Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.64%	0.44%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver	0.62%	0.42%

[1]

The investment adviser has agreed to waive 0.015% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$63	$203	$355	$796
Class P	$43	$139	$244	$553

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 320% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives). The debt instruments in which the Fund principally invests are investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt instruments in which the Fund invests include those issued by the U.S. government or its agencies; mortgage-related securities; asset-backed securities; commercial paper and other money market instruments; debt securities issued by foreign governments in developed countries or their agencies; debt securities issued by U.S. and foreign companies in developed countries; and convertible securities and inflation-indexed debt securities.

The Fund may invest up to 20% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies, although the Fund will normally limit its foreign currency exposure from these foreign currency denominated securities and currencies to 10% of its assets. To maintain this 10% limit, the sub-adviser will hedge back any foreign currency denominated investments exceeding this 10% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of developed market foreign issuers.

Duration management is a fundamental part of the management strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

When selecting securities, the sub-adviser:

● Decides what duration to maintain. Generally, the sub-adviser expects the Fund’s weighted average duration to be within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 6.78 years as of December 31, 2021.

● Decides how to allocate among short, intermediate and long duration issues and how much should be invested in various types of instruments.

● Chooses companies to invest in by carrying out a credit analysis of potential investments.

The sub-adviser may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Credit default swaps are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

25

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as sale-buybacks or dollar rolls).

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Derivatives Risk: The Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political,

26

regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Leverage Risk: The Fund may invest in forward commitments, futures contracts, options or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 4.18%; Q2 2013: (3.76%)

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Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1988)	(1.13%)	3.88%	3.53%
Class P (incepted May 2, 2011)	(0.93%)	4.09%	3.74%
Bloomberg US Aggregate Bond Index ( reflects no deductions for fees, expenses, or taxes )	(1.54%)	3.57%	2.90%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Pacific Investment Management Company LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Scott A. Mather, Chief Investment Officer of U.S. Core Strategies, Managing Director and Portfolio Manager	Since 2014
Mark R. Kiesel, Chief Investment Officer of Global Credit, Managing Director and Portfolio Manager	Since 2014
Mohit Mittal, Managing Director and Portfolio Manager	Since 2019

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

28

Short Duration Bond Portfolio

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.63%	0.43%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$64	$202	$351	$786
Class P	$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 82% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track the duration of the Bloomberg US 1-3 Year Government/Credit Bond Index (plus or minus a half-year), which was 1.92 years as of December 31, 2021, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars.

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations. Credit default swaps are used to protect the value of certain portfolio holdings or to manage the Fund’s overall exposure to changes in credit quality.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

29

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Derivatives Risk: The Fund’s use of forward commitments, futures contracts or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, and legal risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Leverage Risk: The Fund may invest in forward commitments, futures contracts or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling

30

and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 3.95%; Q1 2020: (1.76%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted May 1, 2003)	(0.45%)	1.97%	1.61%
Class P (incepted May 2, 2011)	(0.25%)	2.17%	1.81%
Bloomberg US 1-3 Year Government/Credit Bond Index ( reflects no deductions for fees, expenses, or taxes)	(0.47%)	1.85%	1.39%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – T. Rowe Price Associates, Inc. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael F. Reinartz, CFA, Vice President	Since 2015

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

31

Emerging Markets Debt Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.79%	0.79%
Service Fee	0.20%	0.00%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	1.05%	0.85%
Less Fee Waiver[1]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver	1.00%	0.80%

[1]

The investment adviser has agreed to waive 0.05% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$102	$329	$575	$1,278
Class P	$82	$266	$466	$1,044

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 145% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer.

The sub-adviser considers emerging market countries to include any country excluding the following developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and United States.

The Fund may invest up to 25% of its assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries. The Fund considers emerging markets to include frontier markets.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

The Fund may invest in debt instruments of any credit quality, including, without limit, non-investment grade (high yield/high risk, sometimes called “junk bonds”). The sub-adviser may use forwards, options, swaps and futures contracts. Forwards, options, swaps and futures contracts may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

In selecting investments for the Fund, the sub-adviser follows a portfolio construction process, blending both technical and fundamental considerations. The investment philosophy focuses on total return, is not managed in reference to a benchmark, and invests with an intent to limit potential capital loss through active portfolio management, including asset allocation, credit selection and issuer diversification, and attempts to deliver a superior return adjusted for a minimal level of volatility through the whole market cycle.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

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Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies or governments that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Derivatives Risk: The Fund’s use of forward commitments, futures contracts, swap agreements and options (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Leverage Risk: The Fund may invest in forward commitments, futures contracts or swap agreements as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

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● Frontier Markets Risk: Frontier markets are those emerging markets considered by the Fund to be among the smallest and least mature investment markets. Investments in frontier markets are subject to many of the same risks as investments in more mature emerging markets, but generally are less liquid and subject to greater liquidity risk and price volatility risk than investments in more mature emerging markets. This is due to, among other things, smaller economies, less developed capital markets, more market volatility, lower trading volume, greater political or economic instability, less robust regulatory agencies, and more governmental limitations on foreign investments such as trade barriers than typically found in more mature emerging markets or in developed markets.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Average Annual Total Returns table includes both the broad-based market index the current sub-adviser uses as its benchmark as well as the broad-based market index that was utilized by the immediately prior sub-adviser. Prior to November 1, 2021, the index for the Fund was the J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index. The benchmark index was changed in connection with the Fund’s change in sub-adviser to reflect the emerging market debt asset class utilized by the current sub-adviser. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Principal Global Investors, LLC began managing the Fund on November 1, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 14.02%; Q1 2020: (20.52%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	Since Inception
Class I (incepted April 30, 2012)	(6.12%)	2.27%	2.29%
Class P (incepted April 30, 2012)	(5.94%)	2.47%	2.50%
J.P. Morgan Emerging Markets Blended - Equal Weighted Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date) (current index)	(3.25%)	4.33%	3.35%
J.P. Morgan EMBI Global Diversified Index (reflects no deductions for fees expenses, or taxes) (based on Class I inception date) (former index)	(1.80%)	4.65%	4.83%

34

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Principal Global Investors, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Damien Buchet, CFA, CIO and Portfolio Manager	Since 2021
Christopher Watson, CFA, Senior Portfolio Manager	Since 2021
Arthur Duchon-Doris, CFA, Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

35

Dividend Growth Portfolio

Investment Goal

This Fund seeks dividend income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.65%	0.65%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.87%	0.67%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$89	$278	$482	$1,073
Class P	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 10% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund normally invests at least 65% of its assets in equity securities of dividend paying companies that the sub-adviser expects to increase their dividends over time and also provide long-term appreciation. The Fund principally invests in common stock. This Fund may invest up to 25% of its assets in securities of companies outside the U.S. not including American Depositary Receipts (“ADRs”) and securities of foreign companies registered in the U.S. The Fund generally holds large- and mid-capitalization companies.

In selecting investments, the sub-adviser favors companies with one or more of the following:

● either a track record of, or the potential for, above-average earnings and dividend growth;

● a competitive current dividend yield;

● a sound balance sheet and solid cash flow to support future dividend increases;

● a sustainable competitive advantage and leading market position; and

● attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could reduce the value of the issuer’s stock and the yield of the Fund and lower performance for the Fund.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

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● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 15.90%; Q1 2020: (18.93%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 3, 2000)	25.80%	16.99%	15.34%
Class P (incepted May 2, 2011)	26.05%	17.22%	15.57%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – T. Rowe Price Associates, Inc. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Thomas J. Huber, CFA, Vice President	Since 2010

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

37

Equity Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.05%	0.05%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.27%	0.07%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$28	$87	$152	$343
Class P	$7	$23	$40	$90

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 2% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark are those that are included in the S&P 500 Index. The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. As of December 31, 2021, the market capitalization range of the S&P 500 Index was approximately $4.0 billion to $2.9 trillion. The Fund principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund's investments and the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries.

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Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 20.45%; Q1 2020: (19.63%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 30, 1991)	28.37%	18.13%	16.22%
Class P (incepted May 2, 2011)	28.63%	18.37%	16.45%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2019
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Suzanne Henige, CFA, Managing Director and Senior Portfolio Manager	Since 2020
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

39

Focused Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.72%	0.72%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.95%	0.75%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$97	$303	$525	$1,166
Class P	$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 44% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests primarily in domestic and foreign equity securities (including common stock and warrants) selected for their growth potential. The Fund may invest in companies of any capitalization size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally focuses its investments in a core group of common stocks of companies which are prominent within their industry and which the sub-adviser believes have competitive advantages. As such, the Fund may invest in a smaller number of holdings.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology and Communications sectors. The components of the Fund are likely to change over time.

The sub-adviser applies a “bottom up” approach in choosing investments in which it looks for companies with earnings growth potential that may not be recognized by the market at large.

The Fund invests in foreign securities, including in emerging market countries, that are either U.S. dollar or foreign currency denominated.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small Number of Holdings Risk: Because performance may be dependent on a smaller number of holdings, the Fund may be more adversely impacted by price volatility than funds with a greater number of holdings.

40

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Communications Sector Risk: Companies in the communications sector may be significantly impacted by rapid changes in technology, intense competitive pressures such as pricing and cost competition, substantial government regulation, cybersecurity risks, and changes in consumer preferences.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 26.67%; Q4 2018: (16.03%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted October 2, 2000)	19.79%	24.99%	20.06%
Class P (incepted May 2, 2011)	20.03%	25.25%	20.32%
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	27.60%	25.32%	19.79%

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Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Janus Henderson Investors US LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Doug Rao, Portfolio Manager	Since 2013
Nick Schommer, CFA, Portfolio Manager	Since 2016
Brian Recht, Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

42

Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.55%	0.55%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.77%	0.57%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$79	$246	$428	$954
Class P	$58	$183	$318	$714

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 13% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). The sub-adviser primarily invests in large-capitalization companies and may also invest in mid-capitalization companies. The Fund may invest up to 25% of its assets in foreign securities that are either U.S. dollar or foreign currency denominated.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

43

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

MFS Investment Management began managing the Fund on May 1, 2013, and some of its investment policies changed at that time. Another firm managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 25.20%; Q4 2018: (15.64%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1994)	23.42%	24.77%	19.09%
Class P (incepted May 2, 2011)	23.67%	25.02%	19.32%
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	27.60%	25.32%	19.79%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Eric Fischman, CFA, Investment Officer and Portfolio Manager	Since 2013
Paul Gordon, Investment Officer and Portfolio Manager	Since 2017
Bradford Mak, Investment Officer and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

44

Hedged Equity Portfolio

Investment Goal

This Fund seeks to provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.60%	0.60%
Service Fee	0.20%	0.00%
Other Expenses	0.25%	0.25%
Total Annual Fund Operating Expenses	1.05%	0.85%
Less Expense Reimbursement[2]	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.90%	0.70%

[1]	Expense information has been restated to reflect current fees.
[2]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2023. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the expense reimbursement (expense limitation), which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$92	$319	$565	$1,269
Class P	$72	$256	$457	$1,035

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). From Fund inception on April 30, 2021 through fiscal year ended December 31, 2021, the portfolio turnover rate was 34% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. Under an enhanced index strategy, not all of the stocks in the S&P 500 Index, the Fund’s primary benchmark, are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on exchange-traded funds (“ETFs”) that replicate the S&P 500 Index (“S&P 500 ETFs”). The combination of the diversified portfolio of equity securities, the downside protection from the index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility than traditional long-only equity strategies.

The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The put option spreads are intended to protect the Fund from market losses of between -5% and -20% (measured by the Fund’s benchmark) on a quarterly basis, meaning that the Fund will generally participate in a loss between 0% and -5% over that quarter if the market decreases to those respective percentages. The Fund is expected to be protected from losses between -5% and
-20%. However, if the market generally moves down below 20%,

45

the Fund would generally participate in the loss of the first 5% plus any loss after the 20% loss in the market. For example, if over a quarter the market (measured by the Fund’s benchmark) were to decrease 25%, the Fund would generally participate in a 10% loss. The sub-adviser intends to maintain this level of downside protection for the Fund on a quarter to quarter basis. The premiums received from selling index call options are intended to substantially offset the cost of the put option spread, but selling the call options also reduces the Fund’s ability to profit from increases in the value of its equity portfolio because in rising markets the call option will cap the upside potential once the market price rises to the option’s strike price. In rising markets, the Fund’s total returns are generally expected to be capped between 3.5% and 5.5% over a quarter (inclusive of dividend). Conditions may vary that could alter this cap. For example, the cap would likely be lower in lower volatility environments and higher in higher volatility environments, reflecting the market pricing of the call options. In addition, the Fund’s actual returns may be higher or lower than the above ranges based on the performance of the Fund’s portfolio of equity securities relative to its benchmark. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also hedge the position with the use of a short position in S&P 500 Index futures or ETFs.

In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

Investment Process — Enhanced Index: To implement the enhanced index strategy, the sub-adviser employs a three-step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the sub-adviser to rank the companies in each sector group according to their relative value.

The sub-adviser then buys and sells equity securities for the Fund using the research and valuation rankings as a basis. In general, the sub-adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the sub-adviser often considers a number of other criteria:

● catalysts that could trigger a rise in a stock’s price

● impact on the overall risk of the portfolio relative to the S&P 500 Index

● high perceived potential reward compared to perceived potential risk

● possible temporary mispricings caused by apparent market overreactions.

Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the sub-adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Hedged Equity Strategy Risk: The Fund’s investment strategies may not always provide greater market protection than other equity instruments particularly in rising equity markets when the Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, the Fund is not expected to provide market protection during times of low market volatility; during such periods, the Fund is expected to perform in line with broad equity markets.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Options Risk: The value of the Fund’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity securities risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Derivatives Risk: The Fund’s use of futures contracts or options (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information

46

About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The Fund commenced operations on April 30, 2021 and does not yet have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – J.P. Morgan Investment Management Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Hamilton Reiner, Portfolio Manager	Since 2021 (Fund Inception)
Raffaele Zingone, CFA, Portfolio Manager	Since 2021 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page

153 in this Prospectus.

47

Large-Cap Core Portfolio (formerly named Main Street® Core Portfolio)

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.45%	0.45%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.67%	0.47%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$68	$214	$373	$835
Class P	$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 42% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in the equity securities of large-capitalization companies. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization range within the S&P 500 Index, the Fund’s benchmark index, which measures the performance of the large-capitalization U.S. equity universe. As of December 31, 2021, the market capitalization range of the S&P 500 Index was approximately $4.0 billion to $2.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $525.4 billion.

The Fund focuses on those equity securities that the sub-adviser considers attractively valued and seeks to outperform the Fund’s benchmark index through superior stock selection.

The Fund primarily invests in the common stock of U.S. companies but may also invest up to 20% of its assets in the common stock of foreign issuers that are U.S. dollar denominated, including depositary receipts. The Fund may also invest in mid-capitalization companies.

In managing the Fund, the sub-adviser employs a three-step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the sub-adviser to rank the companies according to their relative value. The sub-adviser then buys and sells equity securities using the research and valuation rankings as a basis.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

In general, the sub-adviser buys equity securities that reflect a growth style and/or value style (“core”) and that are identified as attractively valued, and considers selling them when they appear to be overvalued or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity

48

security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

J.P. Morgan Investment Management Inc. began managing the Fund on May 1, 2022, and some investment policies changed at that time. Other firms managed the Fund before that date.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 18.58%; Q1 2020: (20.45%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1988)	27.76%	15.75%	15.16%
Class P (incepted May 2, 2011)	28.02%	15.98%	15.39%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – J.P. Morgan Investment Management Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Scott Davis, Managing Director and Portfolio Manager	Since 2022
David Small, Managing Director and Portfolio Manager	Since 2022
Shilpee Raina, CFA, Executive Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

49

Large-Cap Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.94%	0.74%
Less Fee Waiver[1]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver	0.89%	0.69%

[1]

The investment adviser has agreed to waive 0.045% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$91	$295	$515	$1,150
Class P	$70	$232	$407	$914

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 40% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in large-capitalization stocks of U.S. companies that the sub-adviser believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity universe. As of December 31, 2021, the market capitalization range of the Russell 1000 Growth Index was approximately $1.2 billion to $2.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $751.2 billion.

The Fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries, that may be U.S. dollar or foreign currency denominated.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology and Communications sectors. The components of the Fund are likely to change over time.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

50

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Communications Sector Risk: Companies in the communications sector may be significantly impacted by rapid changes in technology, intense competitive pressures such as pricing and cost competition, substantial government regulation, cybersecurity risks, and changes in consumer preferences.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

BlackRock Investment Management, LLC (“BlackRock”) began managing the Fund on January 1, 2013 on an interim basis using a large-cap growth index strategy. Effective May 1, 2013, BlackRock began managing the Fund on a non-interim basis and some of its investment policies changed at that time. Other firms managed the Fund before January 1, 2013.

51

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 28.91%; Q4 2018: (15.82%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 2, 2001)	20.27%	24.57%	18.88%
Class P (incepted May 2, 2011)	20.51%	24.82%	19.12%
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	27.60%	25.32%	19.79%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Lawrence G. Kemp, CFA, Managing Director	Since 2013
Phil Ruvinsky, Managing Director	Since 2020

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

52

Large-Cap Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.60%	0.60%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.83%	0.63%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$85	$265	$460	$1,025
Class P	$64	$202	$351	$786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 18% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser considers a company to be a large company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of December 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $163.8 million to $1.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $225.5 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries, that may be U.S. dollar or foreign currency denominated.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser looks for companies it believes are undervalued.

The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or (iii) to pursue more attractive opportunities.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital
53

funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 15.13%; Q1 2020: (23.99%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1999)	26.12%	12.12%	12.78%
Class P (incepted May 2, 2011)	26.37%	12.34%	13.01%
Russell 1000 Value Index (reflects no deductions for fees, expenses, or taxes)	25.16%	11.16%	12.97%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – ClearBridge Investments, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Robert Feitler, Managing Director	Since 2004
Dmitry Khaykin, Managing Director	Since 2007

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

54

Mid-Cap Equity Portfolio

Investment Goal

This Fund seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.65%	0.65%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.88%	0.68%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$90	$281	$488	$1,084
Class P	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 119% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Index was approximately $163.8 million to $71.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $22.4 billion.

The sub-adviser seeks to invest in the securities of companies (both growth and value companies) that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

55

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 28.10%; Q1 2020: (25.14%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1999)	16.40%	15.01%	13.94%
Class P (incepted May 2, 2011)	16.63%	15.24%	14.17%
Russell Midcap Index (reflects no deductions for fees, expenses, or taxes)	22.58%	15.10%	14.91%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Scout Investments, Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
G. Patrick Dunkerley, CFA, Lead Portfolio Manager	Since 2013
Derek M. Smashey, CFA, Co-Portfolio Manager	Since 2013
John A. Indellicate II, CFA, Co-Portfolio Manager	Since 2013
Jason J. Votruba, CFA, Co-Portfolio Manager	Since 2013

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

56

Mid-Cap Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.70%	0.70%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.93%	0.73%
Less Fee Waiver[1]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver	0.90%	0.70%

[1]

The investment adviser has agreed to waive 0.025% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$92	$293	$512	$1,140
Class P	$72	$230	$403	$904

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 37% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The Fund invests primarily in common stocks of mid-capitalization companies that the sub-adviser believes are high quality and/or have above-average growth potential. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Growth Index was approximately $1.2 billion to $59.1 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $28.7 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach (researching individual issuers) and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The sub-adviser may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; a strong balance sheet; market potential; and profit potential. Part of the sub-adviser’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to sell a security, the sub-adviser considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

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● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Delaware Investments Fund Advisers began managing the Fund on April 30, 2021. Other firms managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 37.47%; Q1 2020: (18.18%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 2, 2001)	16.67%	25.37%	17.02%
Class P (incepted May 2, 2011)	16.90%	25.62%	17.25%
Russell Midcap Growth Index (reflects no deductions for fees, expenses, or taxes)	12.73%	19.83%	16.63%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Delaware Investments Fund Advisers. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Kimberly A. Scott, CFA, Senior Vice President	Since 2013
Nathan A. Brown, CFA, Senior Vice President	Since 2016
Bradley P. Halverson, CFA, Senior Vice President	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

58

Mid-Cap Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.70%	0.70%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.93%	0.73%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$95	$296	$515	$1,143
Class P	$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 22% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of mid-capitalization companies. The sub-adviser generally considers a company to be a mid-capitalization company if it falls within the market capitalization range of companies in the Russell Midcap Value Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Value Index was approximately $163.8 million to $71.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $28.0 billion.

Under normal market conditions, the Fund invests primarily in common stock of U.S. companies that the sub-adviser identifies as having value characteristics. The Fund may also invest up to 15% of its assets in equity securities of foreign issuers that are U.S. dollar denominated, including American Depositary Receipts (“ADRs”).

In selecting investments for the Fund, the sub-adviser examines various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. The sub-adviser also selects securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

59

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Boston Partners Global Investors, Inc. began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 21.94%; Q1 2020: (30.45%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 2, 2009)	27.03%	11.37%	12.38%
Class P (incepted May 2, 2011)	27.29%	11.60%	12.60%
Russell Midcap Value Index (reflects no deductions for fees, expenses, or taxes)	28.34%	11.22%	13.44%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Boston Partners Global Investors, Inc. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven L. Pollack, CFA, Portfolio Manager	Since 2015

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Small-Cap Equity Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.75%	0.75%
Service Fee	0.20%	0.00%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.00%	0.80%
Less Fee Waiver[1]	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses after Fee Waiver	0.90%	0.70%

[1]

The investment adviser has agreed to waive 0.10% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$92	$308	$543	$1,216
Class P	$72	$245	$434	$981

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 51% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives).

The Fund invests mainly in common stocks of small, publicly traded companies. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.4 billion.

This Fund is sub-advised by both Franklin Mutual Advisers, LLC (“Franklin”) and BlackRock Investment Management, LLC (“BlackRock”). Pacific Life Fund Advisors, LLC (“PLFA”) is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA has selected the Fund’s current sub-advisers because of their different approaches to investing in securities of companies with small market capitalizations. Franklin uses an active management style; BlackRock uses an index management style and seeks to track the performance of the Fund’s benchmark index. PLFA allocates the Fund’s assets between Franklin and BlackRock and may change the allocation or rebalance at any time. PLFA allocates assets to the sub-advisers to increase diversification among securities and investment styles in seeking to increase the Fund’s potential for investment return while managing its risk and volatility.

The sub-advisers normally invest the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

Franklin managed portion: Franklin generally considers a company to be a small-capitalization company if it has a market capitalization that is no more than: (1) the largest market capitalization of a company in the Russell 2000 Index as of the most recent month end; or (2) the average of the month end largest market capitalization of a company in the Russell 2000 Index over the prior 12 months. As of December 31, 2021, those capitalization amounts were (1) $14.0 billion and (2) $21.6 billion, respectively.

Franklin generally invests its portion of the Fund’s assets in common stocks that it believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, Franklin focuses on companies that have one or more of the following characteristics.

● Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales — all relative to the market, a company’s industry or a company’s earnings history.

● Recent sharp price declines but the potential for good long-term earnings prospects, in the sub-adviser’s opinion.

● Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

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In addition to price, Franklin, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

Franklin employs a bottom-up stock selection process.

Franklin may invest up to 25% of its portion of the Fund’s assets in securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), that may be U.S. dollar or foreign currency denominated.

Franklin may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

BlackRock managed portion: The securities that BlackRock considers to be those of small-capitalization companies are those securities in the Fund’s benchmark index, which is the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $33.7 million to $14.0 billion. This portion of the Fund principally invests in common stock.

This portion of the Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Value Index by investing in a portfolio of securities in the Russell 2000 Value Index that collectively has an investment profile similar to that of the Russell 2000 Value Index. The sampling approach may result in a small portion of this portion of the Fund being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. This portion of the Fund will not concentrate, except to the same approximate extent as the Fund’s benchmark index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

This portion of the Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

Franklin managed portion

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

BlackRock managed portion

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund's target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of this portion of the Fund may vary from the performance of its benchmark index due to imperfect correlation between this portion of the Fund's investments and the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries.

62

Because this portion of the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

Risks for both portions of the Fund

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 30.28%; Q1 2020: (34.04%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted May 2, 2005)	26.46%	9.37%	11.62%
Class P (incepted May 2, 2011)	26.71%	9.58%	11.84%
Russell 2000 Value Index (reflects no deductions for fees, expenses, or taxes)	28.27%	9.07%	12.03%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Advisers – Franklin Mutual Advisers, LLC and BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Franklin Mutual Advisers, LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Steven B. Raineri, Portfolio Manager	Since 2012
Christopher M. Meeker, CFA, Portfolio Manager	Since 2015
Nicholas A. Karzon, CFA, Assistant Portfolio Manager	Since 2019

BlackRock Investment Management, LLC

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2019
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Suzanne Henige, CFA, Managing Director and Senior Portfolio Manager	Since 2020
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

63

Small-Cap Growth Portfolio

Investment Goal

This Fund seeks capital appreciation; no consideration is given to income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.60%	0.60%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.84%	0.64%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$86	$268	$466	$1,037
Class P	$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 79% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization which was within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index, over the last 13 months at the time of purchase. For the 13 months ending December 31, 2021, the market capitalization range of the Russell 2000 Growth Index was approximately $100.0 million to $9.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $5.2 billion.

The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Fund may invest in equity securities and depositary receipts of foreign companies that are U.S. dollar or foreign currency denominated.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical and Technology sectors. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate issuers may also be considered.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average

64

or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

MFS Investment Management began managing the Fund on May 1, 2020 and some investment policies changed at that time. Other firms managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 35.04%; Q4 2018: (23.92%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted April 1, 1996)	1.69%	23.46%	14.55%
Class P (incepted May 2, 2011)	1.89%	23.70%	14.77%
Russell 2000 Growth Index (reflects no deductions for fees, expenses, or taxes)	2.83%	14.53%	14.14%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael Grossman, CFA, Investment Officer and Portfolio Manager	Since 2020

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

65

Small-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of small-capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.30%	0.30%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.54%	0.34%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$55	$173	$302	$677
Class P	$35	$109	$191	$431

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 21% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark index are those that are included in the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-capitalization segment of the U.S. equity universe and includes the 2,000 smallest companies listed in the Russell 3000 Index. As of December 31, 2021, the market capitalization range of the Russell 2000 Index was approximately $31.6 million to $14.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.5 billion. The Fund principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Index by investing in a portfolio of securities in the Russell 2000 Index that collectively has an investment profile similar to that of the Russell 2000 Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940 (the “1940 Act”), as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund's investments and the index.

66

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 31.17%; Q1 2020: (30.80%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1999)	14.24%	11.38%	12.67%
Class P (incepted May 2, 2011)	14.47%	11.60%	12.89%
Russell 2000 Index (reflects no deductions for fees, expenses, or taxes)	14.82%	12.02%	13.23%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2019
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Suzanne Henige, CFA, Managing Director and Senior Portfolio Manager	Since 2020
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

67

Small-Cap Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.75%	0.75%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.98%	0.78%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$100	$312	$542	$1,201
Class P	$80	$249	$433	$966

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 56% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. As of December 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $33.7 million to $14.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.5 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to

68

take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015, and some investment policies changed at that time. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015. Another firm managed the Fund before May 1, 2014.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 35.34%; Q1 2020: (37.88%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted May 1, 2003)	35.61%	9.36%	11.67%
Class P (incepted May 2, 2011)	35.88%	9.57%	11.89%
Russell 2000 Value Index (reflects no deductions for fees, expenses, or taxes)	28.27%	9.07%	12.03%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – AllianceBernstein L.P. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Erik Turenchalk, CFA, Portfolio Manager	Since 2020

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

69

Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.71%	0.71%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.94%	0.74%
Less Fee Waiver[1]	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses after Fee Waiver	0.86%	0.66%

[1]

The investment adviser has agreed to waive 0.075% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$88	$292	$512	$1,147
Class P	$67	$229	$404	$911

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 48% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stock. The sub-adviser focuses primarily on large-capitalization companies, emphasizing a value style of investing. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of December 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $163.8 million to $1.9 trillion.

In selecting investments for the Fund, the sub-adviser looks for companies whose stock price it believes may not adequately reflect the company’s value. The sub-adviser attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser may sell stocks it believes no longer meets its valuation criteria.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably. Income from equity securities may be reduced by changes in the dividend policies of issuers in which this portion of the Fund invests and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to

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equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

American Century Investment Management, Inc. began managing the Fund on November 2, 2020, and some investment policies changed at that time. Other firms managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 17.06%; Q1 2020: (31.95%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted October 2, 2000)	21.64%	7.82%	10.93%
Class P (incepted May 2, 2011)	21.89%	8.03%	11.15%
Russell 1000 Value Index (reflects no deductions for fees, expenses, or taxes)	25.16%	11.16%	12.97%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – American Century Investment Management, Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Phillip N. Davidson, CFA, Executive Portfolio Manager	Since 2020
Brian Woglom, CFA, Senior Portfolio Manager	Since 2020
Philip Sundell, CFA, Vice President, Portfolio Manager	Since 2020
Adam Krenn, CFA, Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

71

Value Advantage Portfolio

Investment Goal

This Fund seeks to provide long-term total return from a combination of income and capital gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.66%	0.66%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.89%	0.69%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$91	$284	$493	$1,096
Class P	$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 26% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

In managing the Fund, the sub-adviser employs a bottom-up approach to its selection of securities to identify undervalued companies that have the potential to grow their intrinsic values per share, and to purchase these companies at a discount.

The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a security that it believes offers a better investment opportunity.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

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● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 19.61%; Q1 2020: (31.13%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	Since Inception
Class I (incepted April 30, 2013)	28.52%	10.52%	10.84%
Class P (incepted April 30, 2013)	28.78%	10.75%	11.06%
Russell 3000 Value Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	25.37%	11.00%	11.21%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – J.P. Morgan Investment Management Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Jonathan K.L. Simon, Portfolio Manager	Since 2013 (Fund Inception)
Lawrence Playford, CFA, CPA, Portfolio Manager	Since 2013 (Fund Inception)
Graham Spence, Co-Portfolio Manager	Since 2020

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

73

Emerging Markets Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.80%	0.80%
Service Fee	0.20%	0.00%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.05%	0.85%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$107	$334	$579	$1,283
Class P	$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 45% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including American Depositary Receipts (“ADRs”)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that the sub-adviser determines to be economically tied to an emerging market country. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The sub-adviser may consider countries to be emerging market countries if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. The Fund principally invests in common stock and other equity securities. The Fund may invest in different capitalization ranges in any emerging market country.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries, including at least three emerging market countries.

In selecting investments for the Fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record and capital structure, operations, product development, and competitive position in its industry. The sub-adviser also looks for newer or established businesses that are entering a growth cycle, have the potential for accelerating earnings growth or cash flow, and possess reasonable valuations. The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic

74

instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Depositary receipts are also subject to these risks.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Invesco Advisers, Inc. began managing the Fund on May 24, 2019. Another firm managed the Fund before that date.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 19.25%; Q1 2020: (23.58%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted April 1, 1996)	(8.28%)	9.86%	6.28%
Class P (incepted May 2, 2011)	(8.10%)	10.08%	6.49%
MSCI Emerging Markets Index (reflects no deductions for Fees, expenses, or taxes)	(2.54%)	9.87%	5.49%

75

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Invesco Advisers, Inc. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Justin M. Leverenz, CFA, Portfolio Manager	Since 2007

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

76

International Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.75%	0.75%
Service Fee	0.20%	0.00%
Other Expenses[1]	0.09%	0.09%
Total Annual Fund Operating Expenses	1.04%	0.84%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years
Class I	$106	$331
Class P	$86	$268

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). From Fund inception on October 29, 2021, through the fiscal year ended December 31, 2021, the portfolio turnover rate was 3% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund normally invests primarily in common stocks of foreign companies, either directly or through depositary receipts, that, in the sub-adviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value. Intrinsic value, according to the sub-adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of the company’s projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world that are U.S. dollar or foreign currency denominated. The sub-adviser considers foreign companies to include those organized, headquartered or that have at least 50% of their assets or derive at least 50% of their revenues or profits from operations outside of the United States. These companies may be located or have substantial operations in emerging markets, provided that the Fund will not invest more than 15% of its net assets at the time of purchase in common stocks or depositary receipts of companies organized, headquartered or with substantial operations in emerging markets. The Fund may also purchase common stocks of U.S. companies. Any income realized will be incidental to the Fund’s investment goal. Common stocks and depositary receipts are considered equity securities.

The selection of common stocks is made through a process whereby companies are identified and selected as investments by examining quantitative and fundamental aspects of the company. This is a bottom up, fundamental method of analysis. The sub-adviser may decide to sell investments given a variety of circumstances, such as when an investment no longer appears to the sub-adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the sub-adviser believes is more compelling or to realize gains or limit losses.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political,

77

regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Depositary receipts are also subject to these risks.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The Fund commenced operations on October 29, 2021 and does not yet have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index.

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – ClearBridge Investments, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Elisa Mazen, Managing Director, Portfolio Manager	Since 2021 (Fund Inception)
Michael Testorf, CFA, Managing Director, Portfolio Manager	Since 2021 (Fund Inception)
Pawel Wroblewski, CFA, Managing Director, Portfolio Manager	Since 2021 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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International Large-Cap Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.77%	0.77%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.01%	0.81%
Less Fee Waiver[1]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver	0.98%	0.78%

[1]

The investment adviser has agreed to waive 0.03% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$100	$319	$555	$1,234
Class P	$80	$256	$447	$999

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 9% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of large-capitalization companies. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the MSCI Europe, Australasia and Far East (“EAFE”) Index. As of December 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $2.8 billion to $416.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $119.4 billion.

The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries, that may be U.S. dollar or foreign currency denominated. The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

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While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Depositary receipts are also subject to these risks.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

80

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 15.81%; Q1 2020: (20.65%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 3, 2000)	14.78%	12.85%	9.64%
Class P (incepted May 2, 2011)	15.01%	13.07%	9.85%
MSCI EAFE Index (reflects no deductions for fees, expenses, or taxes)	11.26%	9.55%	8.03%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Filipe Benzinho, Investment Officer and Portfolio Manager	Since 2016
Daniel Ling, CFA, Investment Officer and Portfolio Manager	Since 2009

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

81

International Small-Cap Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.85%	0.85%
Service Fee	0.20%	0.00%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	1.11%	0.91%
Less Fee Waiver[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver	1.09%	0.89%

[1]

The investment adviser has agreed to waive 0.015% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$111	$351	$610	$1,350
Class P	$91	$288	$502	$1,118

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 128% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this Fund, the sub-adviser generally defines small market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the MSCI Europe, Australasia and Far East (“EAFE”) Small Cap Index or the MSCI ACWI ex USA Small Cap Index. The size of the companies in each index changes with market conditions and the composition of the index. As of December 31, 2021, the market capitalization range of the MSCI EAFE Small Cap Index was approximately $213.1 million to $21.3 billion, and the market capitalization range of the MSCI ACWI ex USA Small Cap Index was approximately $14.7 million to $21.3 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.7 billion.

Normally, the Fund invests primarily in non-U.S. securities, including securities of issuers located in emerging markets, that may be U.S. dollar or foreign currency denominated. The Fund normally invests primarily in common stocks. The sub-adviser normally allocates the Fund’s investments across different countries and regions. The sub-adviser anticipates that the Fund will have a focus in and risk exposure to the largest country constituents of the benchmark, the MSCI ACWI ex USA Small Cap Index. These constituents may change over time.

In buying and selling securities for the Fund, the sub-adviser uses fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly

82

difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Average Annual Total Returns table includes both the broad-based market index the sub-adviser uses as its benchmark as well as the broad-based market index that was utilized by the immediately prior sub-adviser. The benchmark index was changed in connection with the Fund’s change in sub-adviser to reflect the current sub-adviser’s investment strategy and approach. Prior to November 1, 2021, the index for the Fund was the S&P Developed Ex-U.S. SmallCap Index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

FIAM LLC began managing the Fund on November 1, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 22.09%; Q1 2020: (30.41%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted May 1, 2006)	13.87%	8.77%	9.60%
Class P (incepted May 2, 2011)	14.10%	8.98%	9.82%
MSCI ACWI ex USA Small Cap Index (reflects no deductions for fees, expenses, or taxes) (current index)	12.93%	11.21%	9.46%
S&P Developed Ex-U.S. SmallCap Index (reflects no deductions for fees, expenses, or taxes) (former index)	9.56%	11.01%	10.34%

83

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – FIAM LLC. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Sam Chamovitz, Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

84

International Value Portfolio

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.65%	0.65%
Service Fee	0.20%	0.00%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.90%	0.70%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$92	$287	$498	$1,108
Class P	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 35% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of large foreign companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market. The Fund may also invest in mid-capitalization companies. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the MSCI Europe, Australasia and Far East (“EAFE”) Index. As of December 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $2.8 billion to $416.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $37.7 billion.

Equity securities in which the Fund principally invests are common stocks. The Fund may invest in American Depositary Receipts (“ADRs”). Fund holdings may be U.S. dollar or foreign currency denominated.

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

The Fund may invest up to 25% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent

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regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Depositary receipts are also subject to these risks.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 21.13%; Q1 2020: (34.90%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1988)	20.36%	6.14%	5.65%
Class P (incepted May 2, 2011)	20.60%	6.35%	5.86%
MSCI EAFE Index (reflects no deductions for fees, expenses, or taxes)	11.26%	9.55%	8.03%

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Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Wellington Management Company LLP. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Andrew M. Corry, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017
James H. Shakin, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2017

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Health Sciences Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.90%	0.90%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.13%	0.93%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$115	$359	$622	$1,375
Class P	$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 45% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies in the health sciences sector. These equity securities are primarily common stocks. The health sciences sector includes the health sciences industry and groups of health sciences-related industries, which includes health care equipment and supplies, health care providers and services, biotechnology, health care technology, life sciences tools & services and pharmaceuticals. Businesses within the health sciences and related industries include, but are not limited to, companies involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The Fund normally will invest more than 25% of its assets in securities of companies in health sciences and related industries.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund may invest without limit in foreign denominated securities of companies located in foreign countries, including emerging market countries. The Fund may also invest in foreign currency forwards, which are purchased or sold to hedge against currency fluctuations.

The sub-adviser considers a variety of factors when choosing investments for the Fund, including identifying companies and industries that appear to have the potential for above-average returns and promising growth and value prospects. The sub-adviser may sell a holding when it reaches a price target, there is deterioration in the company’s fundamentals, a change in macroeconomic outlook, valuation issues, a need to rebalance the portfolio, or when other opportunities appear more attractive.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Health Sciences Sector Risk: Health sciences companies may be significantly impacted by scientific or technological developments and their products may quickly become obsolete. Many health sciences companies are smaller and less seasoned than companies in other sectors and are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. Many health sciences companies are subject to extensive litigation based on product liability and similar claims. Also, many health sciences companies offer products and services that are subject to government regulation and so may be adversely affected by changes in governmental policies or laws.

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● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund concentrates in securities of companies in health sciences and related industries, the Fund may perform poorly during a downturn in those industries.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Derivatives Risk: The Fund’s use of forward commitments (a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, and legal risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Leverage Risk: The Fund may invest in forward commitments as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The table below compares Fund performance to a broad-based securities market benchmark index and to a health sector index which is comprised of securities that are more representative of the Fund's investment strategies than those in the broad-based benchmark index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future.

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Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q1 2013: 18.15%; Q3 2015: (11.77%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 2, 2001)	12.38%	17.56%	18.94%
Class P (incepted May 2, 2011)	12.61%	17.81%	19.19%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%
Russell 3000 Health Care Index (reflects no deductions for fees, expenses, or taxes)	18.60%	17.59%	17.42%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Erin Xie, PhD, Managing Director	Since 2014
Xiang Liu, PhD, Director	Since 2020
Jeff Lee, Director	Since 2020

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Real Estate Portfolio

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.84%	0.84%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.07%	0.87%
Less Fee Waiver[1]	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses after Fee Waiver	0.98%	0.78%

[1]

The investment adviser has agreed to waive 0.09% of its management fee through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$100	$331	$581	$1,298
Class P	$80	$269	$473	$1,064

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 22% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund may invest in a smaller number of holdings.

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time.

● Real Estate Companies Risk: Companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), are exposed to the risks of the real estate market and to risks associated with the ownership of real estate. These

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risks include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact the Fund. Changing interest rates and credit quality requirements for borrowers and tenants may also affect the cash flow of REITs and REOCs and their ability to meet capital needs.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund concentrates in securities of companies in real estate and related industries, the Fund may perform poorly during a downturn in those industries.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Non-Diversification Risk: A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

● Small Number of Holdings Risk: Because performance may be dependent on a smaller number of holdings, the Fund may be more adversely impacted by price volatility than funds with a greater number of holdings.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The table below compares Fund performance to a broad-based securities market benchmark index and to a real estate sector index which is comprised of securities that are more representative of the Fund’s investment strategies than those in the broad-based benchmark index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q1 2019: 17.60%; Q1 2020: (22.86%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 4, 1999)	40.32%	11.23%	11.02%
Class P (incepted May 2, 2011)	40.60%	11.45%	11.24%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%
MSCI U.S. REITs Index (reflects no deductions for fees, expenses, or taxes)	41.71%	9.46%	9.99%

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Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – Principal Real Estate Investors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Keith Bokota, CFA, Portfolio Manager	Since 2018
Anthony Kenkel, CFA, Portfolio Manager	Since 2018
Kelly D. Rush, CFA, Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Technology Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.90%	0.90%
Service Fee	0.20%	0.00%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.14%	0.94%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$116	$362	$628	$1,386
Class P	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 40% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of technology companies and technology-related companies. Such companies are those that the sub-adviser believes are principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services. The sub-adviser generally considers an issuer to be principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services if at least 50% of the issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. The Fund normally will invest more than 25% of its assets in securities of companies in technology and related industries.

Technology and technology-related companies include companies focusing on software, hardware, computer systems, networking and communications, semiconductors, consumer electronics, and technology services, including electronic payments and the internet.

The Fund may invest in companies of all sizes and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies). However, companies that benefit from technological advancements and improvements often are growth companies.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered. The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities that the sub-adviser believes to be more promising, among others.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

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● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Technology Companies Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. By investing in these companies, a Fund is exposed to these risks. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund concentrates in securities of companies in technology and related industries, the Fund may perform poorly during a downturn in those industries.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact the Fund’s performance.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Non-Diversification Risk: A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Underlying Fund Risk: Because the Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

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Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The table below compares Fund performance to a broad-based securities market benchmark index and to a technology sector index which is comprised of securities that are more representative of the Fund's investment strategies than those in the broad-based benchmark index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.

MFS Investment Management began managing the Fund on November 1, 2016, and some investment policies changed at that time. Other firms managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 30.89%; Q4 2018: (18.13%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years
Class I (incepted January 2, 2001)	13.86%	26.41%	15.47%
Class P (incepted May 2, 2011)	14.09%	26.68%	15.72%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%
S&P North American Technology Index (reflects no deductions for fees, expenses, or taxes)	26.40%	29.99%	23.54%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – MFS Investment Management. The person primarily responsible for day-to-day management of the Fund is:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Matthew Sabel, Investment Officer and Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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ESG Diversified Portfolio

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses	0.36%	0.36%
Acquired Fund Fees and Expenses[2]	0.32%	0.32%
Total Annual Fund Operating Expenses	1.08%	0.88%
Less Expense Reimbursement[3]	(0.26%)	(0.26%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.82%	0.62%

[1]	Expense information has been restated to reflect current fees.
[2]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[3]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2023. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the expense reimbursement (expense limitation), which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$84	$318	$570	$1,294
Class P	$63	$255	$462	$1,060

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). From Fund inception on April 30, 2021, through the fiscal year ended December 31, 2021, the portfolio turnover rate was 13% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in eligible mutual funds that have an ESG focus. The ESG Underlying Funds (the “ESG Underlying Funds”) invest in U.S. and foreign equity and debt instruments. The Fund invests in both affiliated and unaffiliated funds. The current underlying funds in which the Fund invests are managed by:

● Calvert Research and Management;

● Fidelity Management & Research Company LLC (sub-advised by Geode Capital Management, LLC);

● Goldman Sachs Asset Management, L.P.;

● J.P. Morgan Investment Management Inc.;

● Pacific Investment Management Company LLC; and

● Pacific Life Fund Advisors LLC (sub-advised by Pacific Asset Management LLC) (“PLFA”).

Each ESG Underlying Fund factors ESG criteria into its investment process.

Certain ESG Underlying Funds are managed by Calvert Research and Management. In selecting investments for these funds, Calvert Research and Management is guided by The Calvert Principles for Responsible Investment which provide a framework for considering environmental, social and governance factors. The Calvert Principles for Responsible Investment seek to identify companies and other issuers that operate in a manner that is consistent with or promote: environmental sustainability and resource efficiency; equitable societies and respect for human rights; and accountable governance and transparency. One of these funds, the Calvert Green Bond Fund, invests at least 80% of its assets in “green” bonds, which are bonds of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint.

The ESG Underlying Funds managed by Fidelity Management & Research Company LLC (as sub-advised by Geode Capital Management, LLC) are index funds that seek to provide investment results that correspond to the total return of their

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respective indexes that represent companies with high ESG performance relative to their sector peers, as rated by independent third parties. These index funds use index sampling techniques (also known as statistical sampling) based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of their respective indexes using a smaller number of securities.

The ESG Underlying Fund managed by Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in emerging country issuers that Goldman Sachs believes adhere to the fund’s environmental, social and governance (“ESG”) criteria. The ESG criteria are generally designed to exclude companies that are directly engaged in, and/or derive significant revenue from, certain industries or product lines, including, but not limited to: alcohol; tobacco; gambling; adult entertainment; for-profit prisons; weapons; oil and gas exploration and production; thermal coal mining; and thermal coal power generation.

The ESG Underlying Fund managed by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) invests principally in all types of high yield, high risk debt securities. As part of its credit analysis of these securities, J.P. Morgan generally evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which this ESG Underlying Fund may invest.

The ESG Underlying Fund managed by Pacific Investment Management Company LLC (“PIMCO”) will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. In addition, the ESG Underlying Fund managed by PIMCO will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The ESG Underlying Fund managed by PLFA and Pacific Asset Management LLC (the “PF Fund”) bases its ESG investment process on the sub-adviser’s ESG exclusions of issuers directly involved in: (i) the production, distribution, sale or use of thermal coal exceeding the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations, severe environmental damage or gross corruption. The PF Fund also uses analysis of ESG metrics provided by established independent third-party ESG data providers.

Calvert Research and Management, Fidelity Management & Research Company LLC, Geode Capital Management, LLC, Goldman Sachs, J.P. Morgan and PIMCO are not affiliated with the Trust, the Fund or the Fund’s investment adviser. PLFA and Pacific Asset Management LLC are affiliated with the Trust, the Fund, and the Fund’s investment adviser. The Fund may invest in any or all of the ESG Underlying Funds managed by these investment advisers and will not necessarily be invested in every ESG Underlying Fund at any particular time. Accordingly, although described in this section, not all ESG Underlying Funds are principal investments of the Fund at any given time.

Under normal market conditions, the Fund’s exposure to the two broad asset classes of debt and equity are expected to be within the following ranges:

Broad Asset Class Allocations
Debt	Equity
35-45%	55-65%

PLFA, the investment adviser to the Fund, manages and oversees the Fund through a two-step process that includes:

(1) Asset Allocation/Portfolio Construction —PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset class categories such as domestic, developed and emerging market international equities. The broad debt asset class includes asset class categories such as investment grade bonds and international debt of developed markets of varying durations. The categories within both broad equity and debt asset classes represented by the ESG Underlying Funds seek better performance relative to their respective category peers.

PLFA then determines the amount of the Fund’s assets to invest in each ESG Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund. PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the ESG Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter-term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its ESG Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) ESG Underlying Fund Oversight — PLFA monitors and evaluates the ESG Underlying Funds on an ongoing basis, including an analysis of the investment risks of the ESG Underlying Funds and their impact on the Fund’s risk/return objectives, to seek to ensure that each current ESG Underlying Fund continues to be appropriate for the Fund’s allocations. PLFA considers periodic adjustments to the Fund’s allocations as a result of this analysis. PLFA will also monitor the available ESG Underlying Funds for potential reallocation of Fund assets and/or

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substitution of ESG Underlying Funds should PLFA consider other eligible funds to be more appropriate for the Fund’s investment.

Investments of the ESG Underlying Funds that invest primarily in equity instruments include: large-, mid- and small-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

Investments of the ESG Underlying Funds that invest primarily in debt instruments include: “green” bonds (securities of companies that develop or provide products or services that seek to provide environmental solutions); investment grade debt securities, including U.S. Government securities and corporate bonds; non-investment grade or “high yield/high risk” debt securities; foreign debt securities of developed markets (which may be U.S. dollar or foreign currency denominated); and debt instruments of varying duration (short, intermediate and long-term).

The Fund, through the ESG Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.

Certain ESG Underlying Funds may lend their portfolio securities to generate additional income.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

PLFA also monitors and evaluates various ESG attributes of the ESG Underlying Funds. To be selected for investment, an ESG Underlying Fund must satisfy the following ESG criteria:

i) An ESG Underlying Fund must meet a minimum ESG rating set by PLFA that is applied to ratings provided by established third party ESG ratings providers. These providers base their ratings on the asset-weighted average of ESG risks of the ESG Underlying Funds’ holdings or an assessment of the resilience of an ESG Underlying Fund’s aggregate holdings to long term ESG risks. These ESG risks may be based on information or analysis that differs from the information or analysis an ESG Underlying Fund uses in its investment process. If the ESG risks for an ESG Underlying Fund’s holdings are high, meaning that the ESG Underlying Fund invests in companies that are not managing their ESG risks well, then that ESG Underlying Fund is less likely to receive a high rating from a third party ESG ratings provider; and ii) the ESG Underlying Fund’s principal investment strategies, as disclosed in its prospectus, must refer to ESG criteria in describing the ESG Underlying Fund’s process for selecting investments. The ESG criteria may be determined by an independent third-party data provider or by the investment adviser of the ESG Underlying Fund utilizing an internal framework for considering ESG factors. ESG criteria used by one ESG Underlying Fund in its investment process may differ from or be inconsistent with ESG criteria used by other ESG Underlying Funds in their investment processes.

ESG Underlying Funds may include both actively managed funds and passively managed (index) funds. If an ESG Underlying Fund is passively managed, and therefore its investment process seeks to provide investment results that correspond to the returns of its benchmark index, then the fund’s benchmark index must include an ESG investment component. PLFA seeks to gain exposure to a broad range of ESG metrics with its allocations to the ESG Underlying Funds.

PLFA will decide whether to adjust an allocation to an ESG Underlying Fund based upon whether such fund continues to meet the requirements described above. If an ESG Underlying Fund falls below the minimum ESG rating set by PLFA from one or more established third party ESG ratings providers, PLFA would re-evaluate the ESG Underlying Fund and determine whether and when to replace the ESG Underlying Fund. PLFA is under no specific time constraint for implementing such a change.

The Fund may invest a significant portion of its assets in any single ESG Underlying Fund, subject to applicable regulatory limits. PLFA has sole discretion in selecting the ESG Underlying Funds for investment and may adjust the Fund’s allocations to the ESG Underlying Funds and add or remove ESG Underlying Funds as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the ESG Underlying Funds in which it invests, which may change based on the Fund’s allocations to the ESG Underlying Funds. The Fund is also subject to the risk of significant redemptions out of the ESG Underlying Funds by other shareholders, which could cause the sale of securities in a short timeframe and potential increases in expenses to the ESG Underlying Funds and their remaining shareholders (including the Fund), both of which could negatively impact performance. The principal risks to the Fund from these ESG Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and ESG Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class category rather than investing in a fund of funds. The Fund’s performance is closely related to the risks associated with the investments held by the ESG Underlying Funds in which the Fund invests, and thus the ability of the Fund to achieve its investment goal will depend upon the ability of the ESG Underlying Funds to achieve their investment objectives. Fund shareholders also bear indirectly their proportionate share of the expenses of the ESG Underlying Funds in which the Fund invests. Another risk of asset allocation is that the Fund’s actual asset class allocations may

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deviate from the intended allocation because an ESG Underlying Fund’s investments can change due to market movements, the ESG Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. As a fund of funds, the Fund is exposed proportionally to the same risks as the ESG Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. For instance, PLFA’s management of the Fund may be influenced by the insurance companies’ financial interest in reducing the volatility of the overall value of variable life and annuity contracts in light of the insurance companies’ obligations on various guarantees under those contracts, which may potentially conflict with the interests of contract owners who are invested in the Fund by limiting the Fund’s returns. The ESG Underlying Funds are comprised of funds affiliated and unaffiliated with PLFA which present potential conflicts of interest when PLFA is making allocation decisions for the Fund. Allocating to an affiliated fund may provide benefits to PLFA that are not present with an unaffiliated fund such as PLFA earning its management fee and a PLFA affiliate earning its sub-advisory fee for serving as adviser and sub-adviser, respectively, of an ESG Underlying Fund. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the Fund and its shareholders. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders.

Principal Risks from Holdings in ESG Underlying Funds

● ESG Criteria Risk: Consideration of ESG criteria in its investment process could cause an ESG Underlying Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. Further, there can be no assurance that the ESG criteria utilized by an ESG Underlying Fund or any judgment exercised for an ESG Underlying Fund will reflect the beliefs or values of any particular investor. An independent third party data provider’s assessment of the financial materiality of ESG factors could be inaccurate, which may have an adverse impact on the ESG Underlying Fund’s performance or cause the ESG Underlying Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider.

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of a passively managed fund's target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of a passively managed ESG Underlying Fund may vary from the performance of its benchmark index due to imperfect correlation between the fund's investments and the index.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an ESG Underlying Fund’s performance.

● Derivatives Risk: An ESG Underlying Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the ESG Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk,

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correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the ESG Underlying Fund’s volatility and risk of loss.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Leverage Risk: Certain ESG Underlying Funds may lend their securities. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an ESG Underlying Fund’s principal amount invested. Leverage can magnify an ESG Underlying Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An ESG Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an ESG Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, an ESG Underlying Fund’s yield (and total return) also may be low and an ESG Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an ESG Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an ESG Underlying Fund’s returns because an ESG Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.
● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Geographic Focus Risk: If an ESG Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the ESG Underlying Fund’s performance. As a result, the ESG Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Securities Lending Risk: If securities for an ESG Underlying Fund are loaned to brokers, dealers or financial institutions, there is a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral should the borrower or lending agent become insolvent or not meet its contractual obligations. Further, investing the proceeds from the securities loaned subjects the ESG Underlying Fund to leverage risk.

● ESG Underlying Fund Risk: Because the PF Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by fund of funds, a change in asset allocation by the fund

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of funds could result in large redemptions out of the PF Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the PF Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an ESG Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an ESG Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an ESG Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The Fund commenced operations on April 30, 2021 and does not yet have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark will be presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2021 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2021 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2021 (Fund Inception)
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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ESG Diversified Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses[1]	0.60%	0.60%
Acquired Fund Fees and Expenses[2]	0.30%	0.30%
Total Annual Fund Operating Expenses	1.30%	1.10%
Less Expense Reimbursement[3]	(0.50%)	(0.50%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.80%	0.60%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[2]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[3]

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.10% through April 30, 2023. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the expense reimbursement (expense limitation), which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years
Class I	$82	$363
Class P	$61	$300

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). From Fund inception on October 29, 2021, through the fiscal year ended December 31, 2021, the portfolio turnover rate was 3% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in eligible mutual funds that have an ESG focus. The ESG Underlying Funds (the “ESG Underlying Funds”) invest in U.S. and foreign equity and debt instruments. The Fund invests in both affiliated and unaffiliated funds. The current underlying funds in which the Fund invests are managed by:

● Calvert Research and Management;

● Fidelity Management & Research Company LLC (sub-advised by Geode Capital Management, LLC);

● Goldman Sachs Asset Management, L.P.;

● J.P. Morgan Investment Management Inc.;

● Pacific Investment Management Company LLC; and

● Pacific Life Fund Advisors LLC (sub-advised by Pacific Asset Management LLC) (“PLFA”).

Each ESG Underlying Fund factors ESG criteria into its investment process.

Certain ESG Underlying Funds are managed by Calvert Research and Management. In selecting investments for these funds, Calvert Research and Management is guided by The Calvert Principles for Responsible Investment which provide a framework for considering environmental, social and governance factors. The Calvert Principles for Responsible Investment seek to identify companies and other issuers that operate in a manner that is consistent with or promote: environmental sustainability and resource efficiency; equitable societies and respect for human rights; and accountable governance and transparency. One of these funds, the Calvert Green Bond Fund, invests at least 80% of its assets in “green” bonds, which are bonds of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint.

The ESG Underlying Funds managed by Fidelity Management & Research Company LLC (as sub-advised by Geode Capital Management, LLC) are index funds that seek to provide investment results that correspond to the total return of their

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respective indexes that represent companies with high ESG performance relative to their sector peers, as rated by independent third parties. These index funds use index sampling techniques (also known as statistical sampling) based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of their respective indexes using a smaller number of securities.

The ESG Underlying Fund managed by Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in emerging country issuers that Goldman Sachs believes adhere to the fund’s environmental, social and governance (“ESG”) criteria. The ESG criteria are generally designed to exclude companies that are directly engaged in, and/or derive significant revenue from, certain industries or product lines, including, but not limited to: alcohol; tobacco; gambling; adult entertainment; for-profit prisons; weapons; oil and gas exploration and production; thermal coal mining; and thermal coal power generation.

The ESG Underlying Fund managed by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) invests principally in all types of high yield, high risk debt securities. As part of its credit analysis of these securities, J.P. Morgan generally evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which this ESG Underlying Fund may invest.

The ESG Underlying Fund managed by Pacific Investment Management Company LLC (“PIMCO”) will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. In addition, the ESG Underlying Fund managed by PIMCO will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

The ESG Underlying Fund managed by PLFA and Pacific Asset Management LLC (the “PF Fund”) bases its ESG investment process on the sub-adviser’s ESG exclusions of issuers directly involved in: (i) the production, distribution, sale or use of thermal coal exceeding the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations, severe environmental damage or gross corruption. The PF Fund also uses analysis of ESG metrics provided by established independent third-party ESG data providers.

Calvert Research and Management, Fidelity Management & Research Company LLC, Geode Capital Management, LLC, Goldman Sachs, J.P. Morgan and PIMCO are not affiliated with the Trust, the Fund or the Fund’s investment adviser. PLFA and Pacific Asset Management LLC are affiliated with the Trust, the Fund, and the Fund’s investment adviser. The Fund may invest in any or all of the ESG Underlying Funds managed by these investment advisers and will not necessarily be invested in every ESG Underlying Fund at any particular time. Accordingly, although described in this section, not all ESG Underlying Funds are principal investments of the Fund at any given time.

Under normal market conditions, the Fund’s exposure to the two broad asset classes of debt and equity are expected to be within the following ranges:

Broad Asset Class Allocations
Debt	Equity
15-30%	70-85%

PLFA, the investment adviser to the Fund, manages and oversees the Fund through a two-step process that includes:

(1) Asset Allocation/Portfolio Construction —PLFA manages the Fund using an approximate 10-year investment horizon. An asset class model (the “Model”) for the Fund is developed that seeks to meet the Fund’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset class categories such as domestic, developed and emerging market international equities. The broad debt asset class includes asset class categories such as investment grade bonds and international debt of developed markets of varying durations. The categories within both broad equity and debt asset classes represented by the ESG Underlying Funds seek better performance relative to their respective category peers.

PLFA then determines the amount of the Fund’s assets to invest in each ESG Underlying Fund in order to obtain the asset class exposures designated by the Model for the Fund. PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the narrower asset class allocations, and/or the allocations to the ESG Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the Fund by adjusting the Model to reflect a shorter-term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its ESG Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with the Fund’s risk/return profile and investment goal.

(2) ESG Underlying Fund Oversight — PLFA monitors and evaluates the ESG Underlying Funds on an ongoing basis, including an analysis of the investment risks of the ESG Underlying Funds and their impact on the Fund’s risk/return objectives, to seek to ensure that each current ESG Underlying Fund continues to be appropriate for the Fund’s allocations. PLFA considers periodic adjustments to the Fund’s allocations as a result of this analysis. PLFA will also monitor the available ESG Underlying Funds for potential reallocation of Fund assets and/or

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substitution of ESG Underlying Funds should PLFA consider other eligible funds to be more appropriate for the Fund’s investment.

Investments of the ESG Underlying Funds that invest primarily in equity instruments include: large-, mid- and small-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

Investments of the ESG Underlying Funds that invest primarily in debt instruments include: “green” bonds (securities of companies that develop or provide products or services that seek to provide environmental solutions); investment grade debt securities, including U.S. Government securities and corporate bonds; non-investment grade or “high yield/high risk” debt securities; foreign debt securities of developed markets (which may be U.S. dollar or foreign currency denominated); and debt instruments of varying duration (short, intermediate and long-term).

The Fund, through the ESG Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.

Certain ESG Underlying Funds may lend their portfolio securities to generate additional income.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

PLFA also monitors and evaluates various ESG attributes of the ESG Underlying Funds. To be selected for investment, an ESG Underlying Fund must satisfy the following ESG criteria:

i) An ESG Underlying Fund must meet a minimum ESG rating set by PLFA that is applied to ratings provided by established third party ESG ratings providers. These providers base their ratings on the asset-weighted average of ESG risks of the ESG Underlying Funds’ holdings or an assessment of the resilience of an ESG Underlying Fund’s aggregate holdings to long term ESG risks. These ESG risks may be based on information or analysis that differs from the information or analysis an ESG Underlying Fund uses in its investment process. If the ESG risks for an ESG Underlying Fund’s holdings are high, meaning that the ESG Underlying Fund invests in companies that are not managing their ESG risks well, then that ESG Underlying Fund is less likely to receive a high rating from a third party ESG ratings provider; and ii) the ESG Underlying Fund’s principal investment strategies, as disclosed in its prospectus, must refer to ESG criteria in describing the ESG Underlying Fund’s process for selecting investments. The ESG criteria may be determined by an independent third-party data provider or by the investment adviser of the ESG Underlying Fund utilizing an internal framework for considering ESG factors. ESG criteria used by one ESG Underlying Fund in its investment process may differ from or be inconsistent with ESG criteria used by other ESG Underlying Funds in their investment processes.

ESG Underlying Funds may include both actively managed funds and passively managed (index) funds. If an ESG Underlying Fund is passively managed, and therefore its investment process seeks to provide investment results that correspond to the returns of its benchmark index, then the fund’s benchmark index must include an ESG investment component. PLFA seeks to gain exposure to a broad range of ESG metrics with its allocations to the ESG Underlying Funds.

PLFA will decide whether to adjust an allocation to an ESG Underlying Fund based upon whether such fund continues to meet the requirements described above. If an ESG Underlying Fund falls below the minimum ESG rating set by PLFA from one or more established third party ESG ratings providers, PLFA would re-evaluate the ESG Underlying Fund and determine whether and when to replace the ESG Underlying Fund. PLFA is under no specific time constraint for implementing such a change.

The Fund may invest a significant portion of its assets in any single ESG Underlying Fund, subject to applicable regulatory limits. PLFA has sole discretion in selecting the ESG Underlying Funds for investment and may adjust the Fund’s allocations to the ESG Underlying Funds and add or remove ESG Underlying Funds as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the ESG Underlying Funds in which it invests, which may change based on the Fund’s allocations to the ESG Underlying Funds. The Fund is also subject to the risk of significant redemptions out of the ESG Underlying Funds by other shareholders, which could cause the sale of securities in a short timeframe and potential increases in expenses to the ESG Underlying Funds and their remaining shareholders (including the Fund), both of which could negatively impact performance. The principal risks to the Fund from these ESG Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and ESG Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class category rather than investing in a fund of funds. The Fund’s performance is closely related to the risks associated with the investments held by the ESG Underlying Funds in which the Fund invests, and thus the ability of the Fund to achieve its investment goal will depend upon the ability of the ESG Underlying Funds to achieve their investment objectives. Fund shareholders also bear indirectly their proportionate share of the expenses of the ESG Underlying Funds in which the Fund invests. Another risk of asset allocation is that the Fund’s actual asset class allocations may

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deviate from the intended allocation because an ESG Underlying Fund’s investments can change due to market movements, the ESG Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. As a fund of funds, the Fund is exposed proportionally to the same risks as the ESG Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. For instance, PLFA’s management of the Fund may be influenced by the insurance companies’ financial interest in reducing the volatility of the overall value of variable life and annuity contracts in light of the insurance companies’ obligations on various guarantees under those contracts, which may potentially conflict with the interests of contract owners who are invested in the Fund by limiting the Fund’s returns. The ESG Underlying Funds are comprised of funds affiliated and unaffiliated with PLFA which present potential conflicts of interest when PLFA is making allocation decisions for the Fund. Allocating to an affiliated fund may provide benefits to PLFA that are not present with an unaffiliated fund such as PLFA earning its management fee and a PLFA affiliate earning its sub-advisory fee for serving as adviser and sub-adviser, respectively, of an ESG Underlying Fund. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the Fund and its shareholders. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders.

Principal Risks from Holdings in ESG Underlying Funds

● ESG Criteria Risk: Consideration of ESG criteria in its investment process could cause an ESG Underlying Fund to forgo investment opportunities available to funds not using these criteria and underperform such funds. Further, there can be no assurance that the ESG criteria utilized by an ESG Underlying Fund or any judgment exercised for an ESG Underlying Fund will reflect the beliefs or values of any particular investor. An independent third party data provider’s assessment of the financial materiality of ESG factors could be inaccurate, which may have an adverse impact on the ESG Underlying Fund’s performance or cause the ESG Underlying Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider.

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of a passively managed fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of a passively managed ESG Underlying Fund may vary from the performance of its benchmark index due to imperfect correlation between the fund’s investments and the index.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an ESG Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an ESG Underlying Fund’s performance.

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● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Derivatives Risk: An ESG Underlying Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the ESG Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the ESG Underlying Fund’s volatility and risk of loss.

● Leverage Risk: Certain ESG Underlying Funds may lend their securities. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an ESG Underlying Fund’s principal amount invested. Leverage can magnify an ESG Underlying Fund’s gains and losses and therefore increase its volatility.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An ESG Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an ESG Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, an ESG Underlying Fund’s yield (and total return) also may be low and an ESG Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an ESG Underlying Fund’s returns because an ESG Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Geographic Focus Risk: If an ESG Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the ESG Underlying Fund’s performance. As a result, the ESG Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Securities Lending Risk: If securities for an ESG Underlying Fund are loaned to brokers, dealers or financial institutions, there is a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral should the borrower or lending agent become insolvent or not meet its contractual obligations. Further, investing the proceeds from the securities loaned subjects the ESG Underlying Fund to leverage risk.

● ESG Underlying Fund Risk: Because the PF Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by fund of funds, a change in asset allocation by the fund

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of funds could result in large redemptions out of the PF Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the PF Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an ESG Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an ESG Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an ESG Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The Fund commenced operations on October 29, 2021 and does not yet have a full calendar year of performance. Thus, a performance bar chart and table are not included for the Fund. A performance bar chart and table will be included for the Fund once the Fund has a full calendar year of performance, which will provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark will be presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund.

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2021 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2021 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2021 (Fund Inception)
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021 (Fund Inception)

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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PSF DFA Balanced Allocation Portfolio

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class D	Class P
Management Fee	0.20%	0.20%
Distribution (12b-1) and Service Fee	0.25%	0.00%
Other Expenses	0.03%	0.03%
Acquired Fund Fees and Expenses[1]	0.17%	0.17%
Total Annual Fund Operating Expenses	0.65%	0.40%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class D	$66	$208	$362	$810
Class P	$41	$128	$224	$505

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 16% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”). The DFA Underlying Funds invest in U.S. and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP (“DFA”) and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Fund or the Fund’s investment adviser. The Fund may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time.

Under normal market conditions, the Fund’s exposure to the two broad asset classes of debt and equity are expected to be within the following ranges:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
35-45%	55-65%

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a two-step process that includes:

(1) Asset Allocation/Portfolio Construction — PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The broad asset class allocations, along with the allocations for the asset class categories, are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic and developed international equities, which may include small-capitalization, mid-capitalization and large-capitalization equities that may employ growth and value strategies. The broad debt asset class includes asset class categories such as investment grade bonds and international debt of developed markets of varying durations.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

PLFA then determines the amount of Fund assets to invest in a DFA Underlying Fund (if any) in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) DFA Underlying Fund Oversight — PLFA monitors and evaluates the DFA Underlying Funds on an ongoing basis, including an analysis of the investment risks of the DFA Underlying Funds and their impact on the Fund’s risk/return

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objectives, to seek to ensure that each current DFA Underlying Fund continues to be appropriate for the Fund’s allocations. PLFA considers periodic adjustments to the Fund’s allocations as a result of this analysis. PLFA will also monitor the available DFA Underlying Funds for potential reallocation of Fund assets and/or substitution of DFA Underlying Funds should PLFA consider such DFA Underlying Funds to be more appropriate for the Fund’s investment. In general, PLFA does not anticipate engaging in frequent adjustments to the Fund’s allocations and will not attempt to time the market. As such, portfolio turnover for the Fund is anticipated to be relatively low.

Investments of the DFA Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; sector-specific stocks; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

Investments of the DFA Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities and corporate bonds; foreign debt securities of developed markets (which may be U.S. dollar or foreign currency denominated); and debt instruments of varying duration (short, intermediate and long-term).

Certain DFA Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including credit default swaps). A DFA Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk, or to seek to enhance investment returns.

The Fund, through the DFA Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.

Certain DFA Underlying Funds may lend their portfolio securities to generate additional income.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

For additional information about the Fund and its DFA Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the DFA Underlying Funds in which it invests, which may change based on the Fund’s allocations to the DFA Underlying Funds. The Fund is also subject to the risk of significant redemptions out of the DFA Underlying Funds by other shareholders, which could cause the sale of securities in a short timeframe and potential increases in expenses to the DFA Underlying Funds and their remaining shareholders (including the Fund), both of which could negatively impact performance. The principal risks to the Fund from these DFA Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and DFA Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class category rather than investing in a fund of funds. The Fund’s performance is closely related to the risks associated with the investments held by the DFA Underlying Funds in which the Fund invests, and thus the ability of the Fund to achieve its investment goal will depend upon the ability of the DFA Underlying Funds to achieve their investment objectives. Fund shareholders also bear indirectly their proportionate share of the expenses of the DFA Underlying Funds in which the Fund invests. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because a DFA Underlying Fund’s investments can change due to market movements, the DFA Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. As a fund of funds, the Fund is exposed proportionally to the same risks as the DFA Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. For instance, PLFA’s management of the Fund may be influenced by the insurance companies’ financial interest in reducing the volatility of the overall value of variable life and annuity contracts in light of the insurance companies’ obligations on various guarantees under those contracts, which may potentially conflict with the interests of contract owners who are invested in the Fund by limiting the Fund’s returns. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the Fund and its shareholders. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders.

Principal Risks from Holdings in DFA Underlying Funds

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity

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security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a DFA Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Derivatives Risk: The DFA Underlying Fund’s use of forwards, futures contracts, options or swaps (each a type of derivative instrument) as a principal investment strategy subjects the DFA Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the DFA Underlying Fund’s volatility and risk of loss.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a DFA Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the DFA Underlying Fund’s yield (and total return) also may be low and the DFA Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A DFA Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Geographic Focus Risk: If a DFA Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the DFA Underlying Fund’s performance. As a result, the DFA Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Securities Lending Risk: If securities for a DFA Underlying Fund are loaned to brokers, dealers or financial institutions, there is a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral should the borrower or lending agent become insolvent or not meet its contractual obligations. Further, investing the proceeds from the securities loaned subjects the Fund to leverage risk.

● Leverage Risk: A DFA Underlying Fund may lend its securities. Securities lending gives rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a DFA Underlying Fund’s principal amount invested. Leverage can magnify a DFA Underlying Fund’s gains and losses and therefore increase its volatility.

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● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact a DFA Underlying Fund’s performance.

● LIBOR Transition Risk: Certain investments in which a DFA Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a DFA Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for a DFA Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 45% S&P 500, 40% Bloomberg US Aggregate Bond and 15% MSCI EAFE Indices. The bar chart shows the performance of the Fund’s Class D shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers or expense limitations, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 14.15%; Q1 2020: (14.71%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	Since Inception
Class D (incepted April 29, 2016)	12.50%	9.87%	9.71%
Class P (incepted October 31, 2019)	12.78%	N/A	13.33%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (based on Class D inception date)	28.71%	18.47%	18.08%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class D inception date)	(1.54%)	3.57%	3.00%
PSF DFA Balanced Allocation Composite Benchmark (reflects no deductions for fees, expenses, or taxes) (based on Class D inception date)	13.36%	11.31%	10.73%

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2016 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2016 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2016 (Fund Inception)
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Pacific Dynamix – Conservative Growth Portfolio

Investment Goal

This Fund seeks current income and moderate growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.19%	0.19%
Total Annual Fund Operating Expenses	0.61%	0.41%
Less Expense Reimbursement[2]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.59%	0.39%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to reimburse the Fund to the extent the total operating expenses (excluding extraordinary expenses) of the Fund and its proportionate share of fees and expenses of its Pacific Dynamix Underlying Funds exceed 0.59% for Class I shares and 0.39% for Class P shares through April 30, 2023. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the expense reimbursement (expense limitation), which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$60	$193	$338	$760
Class P	$40	$130	$228	$516

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 14% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Pacific Dynamix Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
60%	40%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds and high yield/high risk bonds.

PLFA may adjust the 60%/40% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 50-70% and the equity allocation may range from 30-50%).

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PLFA then determines the amount of the Fund’s assets to invest in each Pacific Dynamix Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Pacific Dynamix Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Pacific Dynamix Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

The Pacific Dynamix Underlying Funds in which the Fund invests are index funds, which means that they seek to match the investment returns of specified stock or bond indices.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities; debt instruments of varying duration and high yield/high risk bonds.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in equity instruments include: growth and value stocks; mid- and large-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

The Fund may invest a significant portion of its assets in any single Pacific Dynamix Underlying Fund. PLFA has sole discretion in selecting the Pacific Dynamix Underlying Funds for investment and may adjust the Fund’s allocations to the Pacific Dynamix Underlying Funds, and add or remove Pacific Dynamix Underlying Funds, as it deems appropriate to meet the Fund’s investment goal. The Fund will be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

For additional information about the Fund and its Pacific Dynamix Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Pacific Dynamix Underlying Funds that invest primarily in debt instruments, this Fund has more exposure to debt securities risk than the other Pacific Dynamix Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Pacific Dynamix Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Pacific Dynamix Underlying Funds. The principal risks to the Fund from these Pacific Dynamix Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Pacific Dynamix Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class category rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because a Pacific Dynamix Underlying Fund’s investments can change due to market movements, the Pacific Dynamix Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Pacific Dynamix Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Pacific Dynamix Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, a Pacific Dynamix Underlying Fund managed by an affiliate of PLFA or a Pacific Dynamix Underlying Fund that provides greater profitability to PLFA than another Pacific Dynamix Underlying Fund may create an incentive for PLFA to use that fund as a Pacific Dynamix Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Pacific Dynamix Underlying Funds, such as a view that a Pacific Dynamix Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Pacific Dynamix Underlying Funds, the Fund and the shareholders of the Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of a Pacific Dynamix Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Pacific Dynamix Underlying Funds

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument

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when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Pacific Dynamix Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Pacific Dynamix Underlying Fund’s yield (and total return) also may be low and the Pacific Dynamix Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Pacific Dynamix Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce a Pacific Dynamix Underlying Fund’s returns because a Pacific Dynamix Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Pacific Dynamix Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of a Pacific Dynamix Underlying Fund may vary from the performance of its

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benchmark index due to imperfect correlation between the Pacific Dynamix Underlying Fund's investments and the index.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of a Pacific Dynamix Underlying Fund's target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Non-Diversification Risk: In order to track the composition of its benchmark index, a Pacific Dynamix Underlying Fund’s total assets may be invested in multiple issuers each representing more than 5% of that Pacific Dynamix Underlying Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, a Pacific Dynamix Underlying Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Pacific Dynamix Underlying Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Pacific Dynamix Underlying Fund than a diversified fund with more investments.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes a Pacific Dynamix Underlying Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because a Pacific Dynamix Underlying Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, a Pacific Dynamix Underlying Fund may perform poorly during a downturn in that industry or group of industries.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Geographic Focus Risk: If a Pacific Dynamix Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Pacific Dynamix Underlying Fund’s performance. As a result, the Pacific Dynamix Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Underlying Fund Risk: Because a Pacific Dynamix Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Pacific Dynamix Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Pacific Dynamix Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which a Pacific Dynamix Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Pacific Dynamix Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for a Pacific Dynamix Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for

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the Fund. The composite benchmark is comprised of 60% Bloomberg US Aggregate Bond, 30% S&P 500, 10% MSCI World ex USA Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 10.99%; Q1 2020: (9.54%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 1, 2009)	6.44%	7.83%	6.88%	N/A
Class P (incepted October 31, 2019)	6.66%	N/A	N/A	10.06%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	(1.54%)	3.57%	2.90%	N/A
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%	N/A
Pacific Dynamix – Conservative Growth Composite Benchmark (reflects no deductions for fees, expenses, or taxes)	8.35%	8.78%	7.58%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2009 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2009 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Pacific Dynamix – Moderate Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.19%	0.19%
Total Annual Fund Operating Expenses	0.61%	0.41%
Less Expense Reimbursement[2]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.59%	0.39%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to reimburse the Fund to the extent the total operating expenses (excluding extraordinary expenses) of the Fund and its proportionate share of fees and expenses of its Pacific Dynamix Underlying Funds exceed 0.59% for Class I shares and 0.39% for Class P shares through April 30, 2023. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the expense reimbursement (expense limitation), which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$60	$193	$338	$760
Class P	$40	$130	$228	$516

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 13% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Pacific Dynamix Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
40%	60%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds and high yield/high risk bonds.

PLFA may adjust the 40%/60% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 30-50% and the equity allocation may range from 50-70%).

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PLFA then determines the amount of the Fund’s assets to invest in each Pacific Dynamix Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Pacific Dynamix Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Pacific Dynamix Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

The Pacific Dynamix Underlying Funds in which the Fund invests are index funds, which means that they seek to match the investment returns of specified stock or bond indices.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities; debt instruments of varying duration and high yield/high risk bonds.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in equity instruments include: growth and value stocks; mid- and large-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

The Fund may invest a significant portion of its assets in any single Pacific Dynamix Underlying Fund. PLFA has sole discretion in selecting the Pacific Dynamix Underlying Funds for investment and may adjust the Fund’s allocations to the Pacific Dynamix Underlying Funds, and add or remove Pacific Dynamix Underlying Funds, as it deems appropriate to meet the Fund’s investment goal. The Fund will be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

For additional information about the Fund and its Pacific Dynamix Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Pacific Dynamix Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than the other Pacific Dynamix Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Pacific Dynamix Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Pacific Dynamix Underlying Funds. The principal risks to the Fund from these Pacific Dynamix Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Pacific Dynamix Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class category rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because a Pacific Dynamix Underlying Fund’s investments can change due to market movements, the Pacific Dynamix Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Pacific Dynamix Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Pacific Dynamix Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, a Pacific Dynamix Underlying Fund managed by an affiliate of PLFA or a Pacific Dynamix Underlying Fund that provides greater profitability to PLFA than another Pacific Dynamix Underlying Fund may create an incentive for PLFA to use that fund as a Pacific Dynamix Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Pacific Dynamix Underlying Funds, such as a view that a Pacific Dynamix Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Pacific Dynamix Underlying Funds, the Fund and the shareholders of the Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of a Pacific Dynamix Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Pacific Dynamix Underlying Funds

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to

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equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Pacific Dynamix Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Pacific Dynamix Underlying Fund’s yield (and total return) also may be low and the Pacific Dynamix Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Pacific Dynamix Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce a Pacific Dynamix Underlying Fund’s returns because a Pacific Dynamix Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Pacific Dynamix Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of a Pacific Dynamix Underlying Fund may vary from the performance of its benchmark index due to imperfect correlation between the Pacific Dynamix Underlying Fund's investments and the index.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to

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securities in the target index, it may not result in the aggregate in investment performance matching that of a Pacific Dynamix Underlying Fund's target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Non-Diversification Risk: In order to track the composition of its benchmark index, a Pacific Dynamix Underlying Fund’s total assets may be invested in multiple issuers each representing more than 5% of that Pacific Dynamix Underlying Fund‘s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, a Pacific Dynamix Underlying Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Pacific Dynamix Underlying Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Pacific Dynamix Underlying Fund than a diversified fund with more investments.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes a Pacific Dynamix Underlying Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because a Pacific Dynamix Underlying Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, a Pacific Dynamix Underlying Fund may perform poorly during a downturn in that industry or group of industries.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Geographic Focus Risk: If a Pacific Dynamix Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Pacific Dynamix Underlying Fund’s performance. As a result, the Pacific Dynamix Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Underlying Fund Risk: Because a Pacific Dynamix Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Pacific Dynamix Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Pacific Dynamix Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which a Pacific Dynamix Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Pacific Dynamix Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for a Pacific Dynamix Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 45% S&P 500, 40% Bloomberg US Aggregate Bond, 15% MSCI World ex USA Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any

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variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 14.18%; Q1 2020: (13.71%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 1, 2009)	10.62%	10.14%	8.86%	N/A
Class P (incepted October 31, 2019)	10.85%	N/A	N/A	13.65%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%	N/A
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	(1.54%)	3.57%	2.90%	N/A
Pacific Dynamix – Moderate Growth Composite Benchmark (reflects no deductions for fees, expenses, or taxes)	13.57%	11.33%	9.88%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2009 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2009 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Pacific Dynamix – Growth Portfolio

Investment Goal

This Fund seeks moderately high, long-term growth of capital with low, current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.20%	0.20%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.19%	0.19%
Total Annual Fund Operating Expenses	0.61%	0.41%
Less Expense Reimbursement[2]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.59%	0.39%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to reimburse the Fund to the extent the total operating expenses (excluding extraordinary expenses) of the Fund and its proportionate share of fees and expenses of its Pacific Dynamix Underlying Funds exceed 0.59% for Class I shares and 0.39% for Class P shares through April 30, 2023. This agreement will automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. Prior to the renewal period, the investment adviser may not terminate this agreement without the approval of the Board of Trustees. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the expense reimbursement (expense limitation), which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$60	$193	$338	$760
Class P	$40	$130	$228	$516

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 9% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Pacific Dynamix Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
20%	80%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds and high yield/high risk bonds.

PLFA may adjust the 20%/80% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 10-30% and the equity allocation may range from 70-90%).

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PLFA then determines the amount of the Fund’s assets to invest in each Pacific Dynamix Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Pacific Dynamix Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Pacific Dynamix Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

The Pacific Dynamix Underlying Funds in which the Fund invests are index funds, which means that they seek to match the investment returns of specified stock or bond indices.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities; debt instruments of varying duration and high yield/high risk bonds.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in equity instruments include: growth and value stocks; mid- and large-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

The Fund may invest a significant portion of its assets in any single Pacific Dynamix Underlying Fund. PLFA has sole discretion in selecting the Pacific Dynamix Underlying Funds for investment and may adjust the Fund’s allocations to the Pacific Dynamix Underlying Funds, and add or remove Pacific Dynamix Underlying Funds, as it deems appropriate to meet the Fund’s investment goal. The Fund will be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

For additional information about the Fund and its Pacific Dynamix Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Pacific Dynamix Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than the other Pacific Dynamix Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Pacific Dynamix Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Pacific Dynamix Underlying Funds. The principal risks to the Fund from these Pacific Dynamix Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Pacific Dynamix Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class category rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because a Pacific Dynamix Underlying Fund’s investments can change due to market movements, the Pacific Dynamix Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Pacific Dynamix Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Pacific Dynamix Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, a Pacific Dynamix Underlying Fund managed by an affiliate of PLFA or a Pacific Dynamix Underlying Fund that provides greater profitability to PLFA than another Pacific Dynamix Underlying Fund may create an incentive for PLFA to use that fund as a Pacific Dynamix Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Pacific Dynamix Underlying Funds, such as a view that a Pacific Dynamix Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Pacific Dynamix Underlying Funds, the Fund and the shareholders of the Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of a Pacific Dynamix Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Pacific Dynamix Underlying Funds

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to

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equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Pacific Dynamix Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Pacific Dynamix Underlying Fund’s yield (and total return) also may be low and the Pacific Dynamix Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Pacific Dynamix Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Pacific Dynamix Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce a Pacific Dynamix Underlying Fund’s returns because a Pacific Dynamix Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of a Pacific Dynamix Underlying Fund may vary from the performance of its benchmark index due to imperfect correlation between the Pacific Dynamix Underlying Fund's investments and the index.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to

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securities in the target index, it may not result in the aggregate in investment performance matching that of a Pacific Dynamix Underlying Fund's target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Non-Diversification Risk: In order to track the composition of its benchmark index, a Pacific Dynamix Underlying Fund’s total assets may be invested in multiple issuers each representing more than 5% of that Pacific Dynamix Underlying Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, a Pacific Dynamix Underlying Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Pacific Dynamix Underlying Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Pacific Dynamix Underlying Fund than a diversified fund with more investments.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes a Pacific Dynamix Underlying Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because a Pacific Dynamix Underlying Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, a Pacific Dynamix Underlying Fund may perform poorly during a downturn in that industry or group of industries.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Geographic Focus Risk: If a Pacific Dynamix Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Pacific Dynamix Underlying Fund’s performance. As a result, the Pacific Dynamix Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Underlying Fund Risk: Because a Pacific Dynamix Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Pacific Dynamix Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Pacific Dynamix Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which a Pacific Dynamix Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Pacific Dynamix Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for a Pacific Dynamix Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 55% S&P 500, 25% MSCI World ex USA, 20% Bloomberg US Aggregate Bond Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any

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variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 17.08%; Q1 2020: (18.04%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 1, 2009)	14.33%	12.14%	10.71%	N/A
Class P (incepted October 31, 2019)	14.57%	N/A	N/A	16.47%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	28.71%	18.47%	16.55%	N/A
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	(1.54%)	3.57%	2.90%	N/A
Pacific Dynamix – Growth Composite Benchmark (reflects no deductions for fees, expenses, or taxes)	18.18%	13.38%	11.72%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2009 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2009 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Portfolio Optimization Conservative Portfolio

Investment Goal

This Fund seeks current income and preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.10%	0.10%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.50%	0.50%
Total Annual Fund Operating Expenses	0.82%	0.62%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$84	$262	$455	$1,014
Class P	$63	$199	$346	$774

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 12% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
80%	20%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA may adjust the 80%/20% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 70-90% and the equity allocation may range from 10-30%).

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt

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securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks (which may be U.S. dollar or foreign currency denominated).

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, and add or remove Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in debt instruments, this Fund has more exposure to debt securities risk than other Portfolio Optimization Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

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● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Derivatives Risk: An Underlying Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forward commitments, futures contracts, options or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

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● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by an Underlying Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to an Underlying Fund, requiring an Underlying Fund to borrow cash which would increase an Underlying Fund’s expenses. The Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based

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market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 73% Bloomberg US Aggregate Bond, 15% S&P 500, 7% ICE BofA U.S. 3-Month Treasury Bill, and 5% MSCI EAFE Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 8.27%; Q1 2020: (7.14%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 2, 2011)	2.20%	5.12%	4.77%	N/A
Class P (incepted October 31, 2019)	2.41%	N/A	N/A	5.57%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	(1.54%)	3.57%	2.90%	N/A
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	28.71%	18.47%	16.55%	N/A
Portfolio Optimization Conservative Composite Benchmark (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	3.37%	6.02%	5.10%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

132

Portfolio Optimization Moderate-Conservative Portfolio

Investment Goal

This Fund seeks current income and moderate growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.10%	0.10%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.54%	0.54%
Total Annual Fund Operating Expenses	0.86%	0.66%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$88	$274	$477	$1,061
Class P	$67	$211	$368	$822

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 14% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
60%	40%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA may adjust the 60%/40% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 50-70% and the equity allocation may range from 30-50%).

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt

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securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks (which may be U.S. dollar or foreign currency denominated).

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, and add or remove Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in debt instruments, this Fund has more exposure to debt securities risk than other Portfolio Optimization Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations

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or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Derivatives Risk: An Underlying Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forward commitments, futures contracts, options or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to

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high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by an Underlying Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to an Underlying Fund, requiring an Underlying Fund to borrow cash which would increase an Underlying Fund’s expenses. The Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s

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investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 55% Bloomberg US Aggregate Bond, 30% S&P 500, 10% MSCI EAFE, and 5% ICE BofA U.S. 3-Month T-Bill Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 11.11%; Q1 2020: (11.05%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 2, 2011)	6.28%	7.24%	6.60%	N/A
Class P (incepted October 31, 2019)	6.49%	N/A	N/A	8.90%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	(1.54%)	3.57%	2.90%	N/A
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	28.71%	18.47%	16.55%	N/A
Portfolio Optimization Moderate-Conservative Composite Benchmark (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	8.31%	8.65%	7.48%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Portfolio Optimization Moderate Portfolio

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.10%	0.10%
Service Fee	0.20%	0.00%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses[1]	0.56%	0.56%
Total Annual Fund Operating Expenses	0.87%	0.67%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$89	$278	$482	$1,073
Class P	$68	$214	$373	$835

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 13% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
45%	55%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA may adjust the 45%/55% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 35-55% and the equity allocation may range from 45-65%).

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related

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securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks (which may be U.S. dollar or foreign currency denominated).

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, and add or remove Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than other Portfolio Optimization Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to

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sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Derivatives Risk: An Underlying Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forward commitments, futures contracts, options or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

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● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by an Underlying Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to an Underlying Fund, requiring an Underlying Fund to borrow cash which would increase an Underlying Fund’s expenses. The Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

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While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 43% Bloomberg US Aggregate Bond, 40% S&P 500, 15% MSCI EAFE, and 2% ICE BofA U.S. 3-Month T-Bill Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 13.38%; Q1 2020: (13.39%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 2, 2011)	9.18%	8.88%	8.18%	N/A
Class P (incepted October 31, 2019)	9.40%	N/A	N/A	11.45%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	28.71%	18.47%	16.55%	N/A
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	(1.54%)	3.57%	2.90%	N/A
Portfolio Optimization Moderate Composite Benchmark (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	11.89%	10.52%	9.19%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Portfolio Optimization Growth Portfolio

Investment Goal

This Fund seeks moderately high, long-term capital appreciation with low, current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.10%	0.10%
Service Fee	0.20%	0.00%
Other Expenses	0.01%	0.01%
Acquired Fund Fees and Expenses[1]	0.60%	0.60%
Total Annual Fund Operating Expenses	0.91%	0.71%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$93	$290	$504	$1,120
Class P	$73	$227	$395	$883

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 15% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
25%	75%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA may adjust the 25%/75% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 15-35% and the equity allocation may range from 65-85%).

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related

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securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks (which may be U.S. dollar or foreign currency denominated).

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, and add or remove Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than other Portfolio Optimization Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to

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sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Derivatives Risk: An Underlying Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forward commitments, futures contracts, options or swap agreements, including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that

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exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Inflation-Indexed Debt Securities Risk: The principal values of inflation-indexed debt securities tend to increase when inflation rises and decrease when inflation falls.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods. Purchases and sales of loans are generally subject to contractual restrictions that must be fulfilled before a loan can be bought or sold. These restrictions may hamper an Underlying Fund’s ability to buy or sell loans and negatively affect the transaction price. A significant portion of the floating rate loans held by an Underlying Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. It may take longer than seven days for transactions in loans to settle. This may result in cash proceeds not being immediately available to an Underlying Fund, requiring an Underlying Fund to borrow cash which would increase an Underlying Fund’s expenses. The Underlying Fund is also subject to credit risk with respect to the issuer of the loan. Investments in junior loans involve a higher degree of overall risk.

U.S. federal securities laws afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities. However, it is unclear whether these protections are available to an investment in a loan.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

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While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 55% S&P 500, 25% Bloomberg US Aggregate Bond, and 20% MSCI EAFE Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 15.88%; Q1 2020: (17.13%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 2, 2011)	13.12%	10.63%	9.73%	N/A
Class P (incepted October 31, 2019)	13.34%	N/A	N/A	14.16%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	28.71%	18.47%	16.55%	N/A
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	(1.54%)	3.57%	2.90%	N/A
Portfolio Optimization Growth Composite Benchmark (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	17.12%	13.08%	11.52%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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Portfolio Optimization Aggressive-Growth Portfolio

Investment Goal

This Fund seeks high, long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below. The table and Examples below also do not reflect expenses and charges that are imposed under your variable annuity contract or variable life insurance policy. For information on these expenses and charges, please refer to the applicable contract or policy prospectus. If these fees and expenses were included, the fees and expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.10%	0.10%
Service Fee	0.20%	0.00%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses[1]	0.64%	0.64%
Total Annual Fund Operating Expenses	0.96%	0.76%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these were included, the expenses (in dollars) shown would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$98	$306	$531	$1,178
Class P	$78	$243	$422	$942

Portfolio Turnover

The Fund, which operates as a “fund of funds” that seeks to achieve its investment goal by investing in other funds, does not pay transaction costs, such as commissions, when it buys and sells shares of those underlying funds (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 16% of the average value of the Fund. An underlying fund typically does pay transaction costs when it turns over its portfolio so a higher portfolio turnover rate, which reflects a larger number of securities being bought or sold, may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s and underlying funds’ performance.

Principal Investment Strategies

This Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds of the Trust (the “Underlying Funds”). Under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
10%	90%

The percentages shown above are target allocations; the actual allocations may vary as described below.

Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, manages and oversees the Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction—PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA may adjust the 10%/90% broad asset class allocations, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations (so the debt allocation may range from 0-20% and the equity allocation may range from 80-100%).

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) Manager Oversight—PLFA monitors and evaluates the Underlying Fund Managers to seek to ensure that each Manager’s investment style and approach continue to be appropriate for the respective Underlying Fund.

(3) Investment Risk Management—PLFA monitors and analyzes the investment risks of the Fund, evaluates their impact on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result.

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt

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securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks (which may be U.S. dollar or foreign currency denominated).

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk or to seek to enhance investment returns.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest a significant portion of its assets in any single Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and may adjust the Fund’s allocations to the Underlying Funds, and add or remove Underlying Funds, as it deems appropriate to meet the Fund’s investment goal.

For additional information about the Fund and its Underlying Fund investments, please see the Additional Information About Principal Investment Strategies and Principal Risks section in the Prospectus.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. Because this Fund has a significant portion of its assets invested in Underlying Funds that invest primarily in equity instruments, this Fund has more exposure to equity securities risk than other Portfolio Optimization Portfolios. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

As a “fund of funds,” the Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. The Fund is also subject to the risks of the Underlying Funds in which it invests, which may change based on the Fund’s allocations to the Underlying Funds. The principal risks to the Fund from these Underlying Fund investments are described below.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Performance of and assumptions about asset classes and Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single asset class rather than investing in a fund of funds. Another risk of asset allocation is that the Fund’s actual asset class allocations may deviate from the intended allocation because an Underlying Fund’s investments can change due to market movements, the Underlying Fund Manager’s investment decisions or other factors, which could result in the Fund’s risk/return target not being met. Fund shareholders also bear indirectly their proportionate share of the expenses of the Underlying Funds in which the Fund invests. As a fund of funds, the Fund is exposed proportionally to the same risks as the Underlying Funds in which it invests.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its investment decisions for the Fund. For example, an Underlying Fund managed by an affiliate of PLFA or an Underlying Fund that provides greater profitability to PLFA than another Underlying Fund may create an incentive for PLFA to use that fund as an Underlying Fund. In addition, PLFA may be influenced by its view of the best interests of Underlying Funds, such as a view that an Underlying Fund may benefit from additional assets or could be harmed by redemptions. In addition, PLFA’s management of the Fund and the Fund’s risk/return profile may be influenced by the insurance companies that use the Fund as an investment option for their variable life and annuity contracts. These insurance companies may include affiliates of PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for Underlying Funds, the Fund and the shareholders of the Fund and Underlying Fund. PLFA has adopted a policy under which investment decisions for the Fund must be made in the best interests of the Fund and its shareholders, and PLFA may take into account the interests of an Underlying Fund and its shareholders when making investment decisions for the Fund.

Principal Risks from Holdings in Underlying Funds

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity

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security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of an Underlying Fund’s investments denominated in or with exposure to that foreign currency.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. An Underlying Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce an Underlying Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, an Underlying Fund’s yield (and total return) also may be low and an Underlying Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce an Underlying Fund’s returns because an Underlying Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk), issuer risk (the risk that a private issuer cannot meet its obligations) and stripped mortgage-related securities risk (these securities are particularly sensitive to changes in interest rates). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities.

● Derivatives Risk: An Underlying Fund’s use of forward commitments, futures contracts, options or swap agreements (each a type of derivative instrument) as a principal investment strategy subjects the Underlying Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Underlying Fund’s volatility and risk of loss.

● Leverage Risk: An Underlying Fund may invest in forward commitments, futures contracts, options or swap agreements,

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including taking short positions using certain derivatives, as a principal investment strategy. These derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed an Underlying Fund’s principal amount invested. Leverage can magnify an Underlying Fund’s gains and losses and therefore increase its volatility.

● Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Communications Sector Risk: Companies in the communications sector may be significantly impacted by rapid changes in technology, intense competitive pressures such as pricing and cost competition, substantial government regulation, cybersecurity risks, and changes in consumer preferences.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact an Underlying Fund’s performance.

● Underlying Fund Risk: Because an Underlying Fund is available for investment by one or more “fund of funds” of the Trust and thus may have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Underlying Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Underlying Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which an Underlying Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of an Underlying Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for an Underlying Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to two broad-based market indices that correspond to the Fund’s two broad asset classes. To further assist in performance comparison, a composite benchmark is presented that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The composite benchmark is comprised of 65% S&P 500, 25% MSCI EAFE, and 10% Bloomberg US Aggregate Bond Indices. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and

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expenses were included, the returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waiver or expense limitations, if any, that were in effect during the periods presented.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 17.90%; Q1 2020: (20.81%)

Average Annual Total Returns (For the periods ended December 31, 2021)	1 year	5 years	10 years	Since Inception
Class I (incepted May 2, 2011)	15.68%	11.59%	10.63%	N/A
Class P (incepted October 31, 2019)	15.92%	N/A	N/A	15.53%
S&P 500 Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	28.71%	18.47%	16.55%	N/A
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	(1.54%)	3.57%	2.90%	N/A
Portfolio Optimization Aggressive-Growth Composite Benchmark (reflects no deductions for fees, expenses, or taxes) (based on Class I inception date)	20.97%	14.81%	13.10%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Investment Adviser	Experience with Fund
Howard T. Hirakawa, CFA, Senior Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Carleton J. Muench, CFA, Vice President and Portfolio Manager	Since 2011 (Fund Inception)
Samuel S. Park, Director and Portfolio Manager	Since 2013
Edward Sheng, PhD, CFA, CAIA, Director and Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 153 in this Prospectus.

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ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

The Fund is offered at net asset value (“NAV”) and is available as an underlying investment option for variable life insurance policies and variable annuity contracts (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The life insurance companies then invest in the Fund if you choose it as an investment option and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product are described in the prospectus for the variable product.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products and as applicable certain funds of funds of the Trust, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the distributor for the Fund and for the variable products, may pay broker-dealers or other financial intermediaries (such as insurance companies) for the sale of the variable products and related services, including shareholder servicing. The Fund’s service fee or distribution/service fee, as applicable, which is paid to PSD, can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable product, a share class and/or the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Class P shares do not pay a service or distribution/service fee to PSD.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

The following provides general investment information that applies to all Funds offered in this Prospectus, unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s non-principal investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”), and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the Funds may have names or investment goals that resemble other mutual funds managed by the same Manager, they may not have the same underlying holdings or performance as those other mutual funds. Each Fund’s investment goal is non-fundamental and may be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of a Fund without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries or credit ratings, or capitalizations of securities. These investment policies apply at the time the investment is made so an actively managed Fund generally may continue to hold positions which met the investment policies at the time of investment but subsequently do not meet such policies. Additionally, an actively managed Fund may continue to invest in investments that move outside such policies for reasons such as dividend reinvestments or corporate actions. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, an actively managed Fund which invests principally in the securities of small-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Similarly, an actively managed Fund which invests principally in securities of mid-capitalization companies may continue to hold those securities even if they become large-capitalization companies. Conversely, an actively managed Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies in which a Fund may invest are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index.

Some investment policies are in place due to regulatory requirements relating to the name of the particular Fund (“Name Test Policy”) and impose an 80% investment minimum. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to a Fund’s total assets. Please see the SAI for additional information on the Name Test Policy.

Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be

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expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

Weighted average maturity is the average of the current maturities of all bonds held by a Fund, calculated to weight more heavily those bonds held in higher dollar values by the Fund. Weighted average maturity is important to investors as an indication of a fund’s sensitivity to changes in interest rates. Usually, the longer the weighted average maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal which can shorten the weighted average maturity of a fund. Therefore, in the case of a Fund which holds mortgage-related securities, asset-backed securities and similar types of securities, the weighted average maturity of a Fund is equivalent to its weighted average life. Weighted average life is the weighted average maturity of the cash flows in the securities held by a Fund given certain prepayment assumptions.

Many of the Funds in this Prospectus are available for investment by the Portfolio Optimization Portfolios, which are funds that invest in other funds of the Trust to seek their investment goals (each a “fund of funds”). Changes to the target allocations or rebalancing of a Portfolio Optimization Portfolio can result in the transfer of assets from one Underlying Fund to another. The purchase and redemption of Underlying Fund shares by a Portfolio Optimization Portfolio may cause the Underlying Fund to buy and sell portfolio investments which could result in a higher portfolio turnover rate. In order to gain market exposure efficiently when managing cash flows in connection with allocation changes for a Portfolio Optimization Portfolio (including periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds), an Underlying Fund may temporarily use or increase its use of derivatives, such as futures contracts, which (if principally used) can temporarily subject such Underlying Fund to derivatives risk and leverage risk.

In connection with the commencement of operations for a new Fund or a change in Manager (including the addition or removal of a co-Manager) for an existing Fund, a Fund may temporarily deviate from investment guidelines to facilitate the commencement of operations or the transition to the new Manager, as applicable. In addition, a Fund’s investment strategies may change as a result of a Manager change, in which case a portion of the Fund’s holdings may be sold and new investments may be purchased to transition to the new strategy. PLFA, the investment adviser to the Funds, may begin this transitioning for a Fund prior to the Manager change effective date, based upon recommendations from the new Manager, if PLFA determines that doing so is in the best interest of a Fund.

The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments, investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of investment. Accordingly, a Fund that uses such instruments may have a higher portfolio turnover rate than as disclosed in its Fund summary. During the past fiscal year, the following Funds engaged in active and frequent trading (over 100% turnover of portfolio securities): Diversified Bond Portfolio, Floating Rate Income Portfolio, Inflation Managed Portfolio, Managed Bond Portfolio, Emerging Markets Debt Portfolio, Mid-Cap Equity Portfolio, International Small-Cap Portfolio and Intermediate Bond Portfolio. High portfolio turnover rates may cause a Fund to incur higher levels of brokerage fees and commissions, which may reduce performance.

Each Fund is impacted by the liquidity of its investments. Liquidity risk for a Fund is defined as the risk that such Fund would not be able to meet requests to redeem shares without the significant dilution of the interests of the remaining investors in that Fund. To address this risk, unless otherwise noted, all Funds may hold some cash or cash equivalents for redemption purposes.

Each Fund may hold illiquid investments from time to time, depending upon market conditions and events. An illiquid investment is defined as an investment not reasonably expected to be sold or disposed of under current market conditions in seven calendar days or less without significantly changing the value of the investment. An investment, even one that is generally very liquid, may become less liquid or illiquid. A Fund may not acquire illiquid securities if, as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets. Once the value of a Fund’s illiquid investments exceeds 15%, that Fund may not make any additional purchases of illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities or other factors (such as the determination of previously liquid securities as illiquid), a Fund’s net assets are in excess of 15% of illiquid investments, PLFA will take appropriate steps to address the liquidity of that Fund in accordance with the Trust’s Liquidity Risk Management Program.

The Manager of a Fund that is actively managed may (but is not required to) take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, industry, political or other conditions to try to protect the Fund from potential loss, for redemptions, at start-up of a Fund, in connection with the liquidation of a Fund, or where the sub-adviser or co-sub-adviser of a Fund is no longer managing the Fund. These shifts may alter the risk/return characteristics of a Fund and cause a Fund to miss investment opportunities and not to achieve its investment goal. Temporary defensive positions could detract from investment performance in a period of rising market prices, but may reduce the severity of losses in a period of falling market prices and provide liquidity for making additional investments or for meeting redemptions. Furthermore, such investment decisions may not anticipate market trends successfully. For further information on the types of investments that a Fund may make while assuming a temporary defensive position, see the Trust’s SAI, which can be obtained as described in the Where to Go For More Information section of this Prospectus.

All risks described in this Additional Information About Principal Investment Strategies and Principal Risks section are listed alphabetically for reader ease and not by importance of the risk to the Funds as they are in the Fund Summaries sections. The following provides additional information about the principal investment strategies and principal risks described in the Fund Summaries sections at the beginning of this Prospectus.

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Core Income Portfolio

Investment Goal

This Fund seeks a high level of current income; capital appreciation is of secondary importance.

Principal Investment Strategies

This Fund invests principally in income producing debt instruments. Under normal circumstances, the Fund will invest at least 60% of its assets in investment grade debt instruments, including corporate debt securities, asset-backed securities, mortgage-related securities, U.S. government securities and agency securities. U.S. government securities consist of U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. The Fund may invest up to 40% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments and floating rate senior loans. Debt instruments in which the Fund invests may include those denominated in U.S. dollars and issued by foreign entities in developed markets.

The Fund expects to maintain a weighted average duration within two years (plus or minus) of the Bloomberg US Aggregate Bond Index, although the instruments held may have short, intermediate, and long terms to maturity. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity, and call features. Duration is often used to measure a bond’s sensitivity to interest rates (i.e., to measure the volatility of a bond’s price relative to a change in interest rates). The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The duration of the Bloomberg US Aggregate Bond Index was 6.78 years as of December 31, 2021.

Individual investment selection is based on the sub-adviser’s fundamental research process. Sector allocations are determined based upon the sub-adviser’s assessment of risk/return opportunities. The sub-adviser performs a credit analysis on each potential issuer and a relative value analysis on each potential investment. When selecting investments (including non-income producing investments), the sub-adviser may invest in instruments that it believes have the potential for capital appreciation.

Decisions to sell are generally based upon the sub-adviser’s belief that the particular investment has achieved its appreciation targets, reached its relative value opportunities, and/or that there have been changes in the fundamentals of the issuer.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Floating Rate Loan Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● High Yield/High Risk or “Junk” Securities Risk	● U.S. Government Securities Risk

Diversified Bond Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities. The debt securities in which the Fund principally invests include U.S. government and agency securities; corporate bonds and notes; convertible securities; inflation-indexed securities; asset-backed and mortgage-backed securities (such as stripped mortgage-backed securities and collateralized mortgage obligations); and variable and floating rate debt securities. The Fund may invest up to 25% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the sub-adviser. However, the sub-adviser may continue to hold securities which have been downgraded which may cause the Fund to exceed that limit. The Fund may also invest up to 25% of its assets in securities issued by foreign companies, and obligations of foreign governments, agencies and supranational organizations, including those of emerging market countries. However, the Fund will not invest more than 20% of its assets in foreign currency denominated securities, including emerging markets. The Fund is limited to 20% of its assets in unhedged foreign currency exposure.

Generally, the sub-adviser expects the Fund’s weighted average duration to be within a range of 30% of the duration of the domestic bond market as a whole (as measured by the Fund’s broad-based market index). Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market (or nominal) interest rates. The Fund’s average duration may fall outside of its expected range due to market movements. If this occurs, the sub-adviser will take action to bring the Fund’s average duration back within the expected range within a reasonable period of time. In determining the Fund’s target duration, the sub-adviser considers domestic and international macroeconomic factors including the yield curve, inflation expectations, the general outlook for global interest rates, currencies, and monetary and fiscal policy. The duration of the Bloomberg US Aggregate Bond Index was 6.78 years as of December 31, 2021.

The sub-adviser uses futures contracts, forwards, swaps and options (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (also called duration) and replicate government bond positions. Money market futures contracts, such as

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eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets, to shift currency exposure from one country to another and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

When selecting securities, the sub-adviser:

● Uses a team approach to determine investment options, with input received from various sector specialists.

● Decides what duration to maintain.

● Decides how to allocate among short, intermediate and long duration securities and how much should be invested in various types of instruments.

● Chooses companies to invest in by carrying out a credit analysis of potential investments.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● High Yield/High Risk or “Junk” Securities Risk
● Convertible Securities Risk	● Inflation-Indexed Debt Securities Risk
● Credit Risk	● Interest Rate Risk
● Currency Risk	● Leverage Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Derivatives Risk	● Liquidity Risk
● Emerging Markets Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Floating Rate Loan Risk	● Underlying Fund Risk
● Foreign Markets Risk	● U.S. Government Securities Risk

Floating Rate Income Portfolio
Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

This Fund invests principally in income producing floating rate loans and floating rate debt securities. Under normal circumstances, this Fund invests at least 80% of its assets in floating rate loans and floating rate debt securities. Floating rate loans and floating rate debt securities are those with interest rates which float, adjust or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rates. Floating rate loans and floating rate debt securities in which the Fund invests consist of senior secured and unsecured floating rate loans, secured and unsecured second lien floating rate loans, and floating rate debt securities of domestic and foreign issuers. Senior floating rate loans and some floating rate debt securities are debt instruments that may have a right to payment that is senior to most other debts of the borrowers. Second lien loans are generally second in line in terms of repayment priority with respect to the pledged collateral. Borrowers may include corporations, partnerships and other entities that operate in a variety of industries and geographic regions. Floating rate loans are generally arranged through private negotiations between a borrower and several financial institutions represented, in each case, by one or more lenders acting as agent of the other lenders. On behalf of the lenders, the agent is primarily responsible for negotiating the loan agreement that establishes the terms and conditions of the loans and the rights and obligations of the borrowers and lenders. Floating rate loans and floating rate debt securities generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. Generally, secured floating rate loans are secured by specific assets of the borrower.

Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent of the lender or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.

A significant portion of floating rate investments may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics. Covenant lite loans and floating rate debt securities generally give the borrower/issuer more flexibility than maintenance-based loans.

The Fund is expected to invest substantially all of its assets in floating rate loans and other debt instruments that are rated non-investment grade or, if unrated, are of comparable quality as determined by the sub-adviser. The Fund may invest up to 20% of its assets in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments. Such non-investment grade instruments include those that may be stressed, distressed or in default.

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The Fund may invest up to 25% of its assets in U.S. dollar denominated foreign investments, principally in developed markets.

The floating rate loans and floating rate securities in which the Fund invests are not subject to any restrictions with respect to maturity. Floating rate loans and floating rate securities will have rates of interest that are reset daily, monthly, quarterly, semi-annually or annually.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

Individual investment selection is based on the sub-adviser’s fundamental research process and an assessment of the investment’s relative value. The sub-adviser performs a credit analysis on each potential investment. An investment is generally sold when the issue has realized its price appreciation target, the issue no longer offers relative value, or an adverse change in corporate or sector fundamentals has occurred. Sector allocations are determined based upon the sub-adviser’s assessment of investment opportunities and/or market conditions.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● High Yield/High Risk or “Junk” Securities Risk
● Consumer Non-Cyclical Sector Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Floating Rate Loan Risk	● Underlying Fund Risk
● Foreign Markets Risk

High Yield Bond Portfolio

Investment Goal

This Fund seeks a high level of current income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments or in instruments with characteristics of non-investment grade debt instruments. The Fund principally invests in intermediate to long term to maturity which generally means holdings with final maturities greater than one year. Securities include non-investment grade (high yield/high risk, sometimes called “junk bonds”) bonds and notes, which are given a low credit rating, or if unrated are of comparable quality as determined by the Manager, including those of foreign issuers which are denominated in U.S. dollars. Bonds are given a credit rating based on the issuer’s ability to pay the quoted interest rate and maturity value on time. This may give the Fund more credit risk than other bond funds but also gives it the potential for higher income than investment grade bonds.

When selecting securities, the Manager focuses on:

● Fundamental Analysis – The Manager’s primary focus is fundamental credit analysis when selecting securities. This involves an analysis of each potential security and may include meeting with the company’s management team.

● Liquidity – The Manager typically invests in the larger issues within the high yield/high risk universe, which are usually more liquid.

● Diversification – The Manager invests in a wide range of issuers across multiple industries, thus reducing individual credit risk.

The Manager may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Foreign Markets Risk	● Underlying Fund Risk
● High Yield/High Risk or “Junk” Securities Risk

Inflation Managed Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed debt securities. It is expected that the amount invested in or exposed to inflation-indexed debt securities (either through cash market purchases, forward commitments or other derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed debt securities are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed debt securities and/or interest payable on such securities tends to fall. Duration management is a fundamental part of the investment strategy for this Fund. Duration is often used to measure a bond’s sensitivity to

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interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

Principal investments may include inflation-indexed debt securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”), and other debt securities issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises, non-U.S. governments in developed countries, their subdivisions, agencies or government-sponsored enterprises, and debt securities issued by U.S. and foreign companies in developed countries; mortgage-related securities, including stripped mortgage-related securities; asset-backed securities; convertible securities; commercial paper and other money market instruments; structured notes such as hybrid or “indexed” securities; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities; and derivative instruments including forward commitments (forwards) relating to the previously mentioned securities. The Fund may invest up to 30% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies; however, the Fund will maintain no foreign currency exposure from these foreign currency denominated securities and currencies by hedging back any foreign currency denominated investments into U.S. dollars through the use of foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of developed market foreign issuers. The Fund may invest only in securities rated investment grade, or if unrated, are of comparable quality as determined by the sub-adviser. The dollar-weighted average quality of all debt securities held by the Fund will be A or higher.

The factors that will most influence the Fund’s performance are actual and expected inflation rates, as well as changes in real and nominal interest rates. (A real interest rate is the nominal interest rate less expected inflation.) A decline in real and nominal interest rates may benefit Fund performance, as could an increase in the actual rate of inflation. An increase in inflation expectations may benefit performance to the extent that increased inflation expectations lead to a decline in real interest rates. Conversely, rising real and nominal interest rates, and a decline in actual inflation or expected inflation, may have a negative impact on Fund performance. Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

When selecting securities, the sub-adviser:

● Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. Generally, the sub-adviser expects the Fund’s weighted average duration to be within approximately 3 years (plus or minus) of the Fund’s benchmark index duration, which was 7.67 years as of December 31, 2021.

● Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities.

● Chooses companies to invest in by carrying out a credit analysis of potential investments, which may include meetings or periodic contact with the company’s management.

The sub-adviser frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as Eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income. The Fund may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on foreign exchanges. The Fund may use foreign currency derivatives such as foreign currency futures, options and forwards to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

A substantial portion of the Fund is expected to be invested in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future) on inflation-indexed bonds to gain exposure to the inflation-linked market. In addition to the strategies described above, the Fund typically uses derivatives as part of a strategy designed to reduce exposure to other risks, and to satisfy issuer diversification requirements. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as sale-buybacks or dollar rolls).

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Convertible Securities Risk	● Leverage Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk

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● Derivatives Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Inflation-Indexed Debt Securities Risk	● U.S. Government Securities Risk

Intermediate Bond Portfolio

Investment Goal

This Fund seeks to maximize total return.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities. These debt securities will be focused on investment grade intermediate-term debt securities (5 to 10 years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between 3 and 10 years, but may also be invested in long-term debt securities (over 10 years to maturity). These debt securities are comprised of corporate bonds issued by U.S. entities, U.S. treasury obligations including treasury coupon strips and treasury principal strips, and other U.S. government and agency securities, and asset-backed and mortgage-related debt securities. Investment grade debt securities are those rated BBB or higher by Standard & Poor’s or equivalently rated by Moody’s or Fitch or, if unrated, are of comparable quality as determined by the sub-adviser. The Fund may invest a substantial portion of its assets in mortgage-related debt securities in the sub-adviser’s discretion. Mortgage-related debt securities may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities, commercial mortgage-backed securities, mortgage pass-through securities and cash and cash equivalents. These securities may be structured such that payments consist of interest-only, principal-only or principal and interest. Non-agency asset-backed securities in which the Fund invests will generally focus on securities secured by company receivables, home equity loans, truck and automobile loans, leases and credit card receivables or other securities backed by other types of receivables or other assets and would be structured to pay both principal and interest.

Securities will be rated investment grade (or the unrated equivalent as determined by the sub-adviser) at the time of purchase. The Fund may invest up to 15% of its assets in U.S. dollar-denominated debt securities issued by a foreign corporation or a U.S. affiliate of a foreign corporation or a foreign government or its agencies and instrumentalities. The sub-adviser considers a foreign corporation to be an entity that has its headquarters or legal domicile outside of the U.S., although such corporation may have U.S. operations or other U.S. business activity. The Fund may focus its investments in one country, in one or more regions, or small groups of countries.

Although the Fund generally maintains a dollar-weighted average maturity between 3 and 10 years, the Fund may shorten or lengthen its weighted average maturity if deemed appropriate for temporary defensive purposes. Because of the Fund’s holdings in asset-backed, mortgage-related and similar securities, the Fund’s weighted average maturity is equivalent to the weighted average maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The sub-adviser buys and sells securities and investments for the Fund based on its view of individual securities and market sectors. Taking a long-term approach, the sub-adviser looks for individual fixed income investments that it believes will perform well over a market cycle, which the sub-adviser considers to be a period of 3 to 5 years. The sub-adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Mortgage-Related and Other Asset Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Geographic Focus Risk	● U.S. Government Securities Risk

Managed Bond Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments, including instruments with characteristics of debt instruments (such as derivatives). The debt instruments in which the Fund principally invests are investment grade debt securities with varying terms to maturity (the period of time until final payment is due). The debt instruments in which the Fund invests include those issued by the U.S. government, its subdivisions, agencies or government-sponsored enterprises; mortgage-related securities, including stripped mortgage-related securities; asset-backed securities; commercial paper and other money market instruments; debt securities issued by U.S. companies; and debt securities issued by foreign governments in developed countries or their subdivisions, agencies and other government-sponsored enterprises and foreign companies in developed countries that are denominated in U.S. dollars or foreign currencies; other debt securities including convertible securities, inflation-indexed debt securities, and structured notes such as hybrid or “indexed” securities; loan participations and assignments; delayed funding loans; revolving credit facilities; debt securities issued by states or local governments and

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their agencies, authorities and other government-sponsored enterprises; and U.S. dollar-denominated obligations of international agencies or supranational entities. The Fund may invest in derivatives based on debt securities. The dollar-weighted average quality of all debt securities held by the Fund will be A or higher.

The Fund may invest up to 20% of its assets in securities of developed market foreign issuers that are denominated in foreign currencies, although the Fund will normally limit its foreign currency exposure from these foreign currency denominated securities and currencies to 10% of its assets. To maintain this 10% limit, the sub-adviser will hedge back any foreign currency denominated investments exceeding this 10% limit into U.S. dollars by using foreign currency derivatives such as foreign currency futures, options and forwards. The Fund may invest beyond the above limits in U.S. dollar-denominated securities of developed market foreign issuers. Total return is made up of coupon income plus any gains or losses in the value of the Fund’s securities.

Duration management is a fundamental part of the management strategy for this Fund. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting securities, the sub-adviser:

● Decides what duration to maintain. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. Duration management is a fundamental part of the management strategy for this Fund. Generally, the sub-adviser expects the Fund’s weighted average duration to be within approximately 2 years (plus or minus) of the Fund’s benchmark index duration, which was 6.78 years as of December 31, 2021.

● Decides how to allocate among short, intermediate and long duration issues and how much should be invested in U.S. government, corporate, mortgage-related, and foreign securities as well as derivative instruments relating to such securities. The sub-adviser uses analytical systems it has developed to help select securities that meet yield, duration, maturity, credit and other criteria.

● Chooses companies to invest in by carrying out a credit analysis of potential investments, which may include meetings or periodic contact with the company’s management.

The sub-adviser may also invest in derivatives based on debt securities and frequently uses futures contracts, forwards, swaps and options contracts (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts, forwards or options are purchased or sold to gain or increase exposure to various currency markets and/or to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps (“CDS”) are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (selling protection) increases credit exposure; purchasing CDS (buying protection) decreases credit exposure. Options are primarily purchased to manage interest rate and volatility exposures or are sold to generate income. The Fund may purchase and write put and call options on securities and CDS; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, total return, interest rate index, currency exchange rate swap agreements, and purchase and sell options thereon. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on foreign exchanges. The Fund may also use foreign currency derivatives such as foreign currency futures, options and forwards to gain or reduce exposure to foreign currencies, to shift currency exposure from one country to another or to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities, and mortgage TBA, which are purchased to gain exposure to the mortgage market. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Interest Rate Risk
● Convertible Securities Risk	● Leverage Risk
● Credit Risk	● LIBOR Transition Risk
● Currency Risk	● Liquidity Risk
● Debt Securities Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Derivatives Risk	● Underlying Fund Risk
● Foreign Markets Risk	● U.S. Government Securities Risk
● Inflation-Indexed Debt Securities Risk

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Short Duration Bond Portfolio

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track the duration of the Bloomberg US 1-3 Year Government/Credit Bond Index (plus or minus a half-year), which was 1.92 years as of December 31, 2021, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. U.S. government securities include U.S. Treasury securities and securities issued or guaranteed by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 25% of its assets in foreign debt denominated in U.S. dollars (e.g., Yankee bonds).

Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Government futures contracts are purchased and sold to adjust interest rate exposure (duration) and replicate government bond positions. Money market futures contracts, such as Eurodollar futures contracts, are used to adjust interest rate exposure to short-term interest rates. Foreign currency futures contracts or forwards are sold to hedge against currency fluctuations. Long swap positions (which receive fixed income streams from the counterparty) increase exposure to long-term rates and short swap positions (which pay a fixed income stream to the counterparty) decrease exposure to long-term interest rates. Credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Leverage Risk
● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● Derivatives Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Interest Rate Risk	● U.S. Government Securities Risk

Emerging Markets Debt Portfolio

Investment Goal

This Fund seeks to maximize total return consistent with prudent investment management.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer. The sub-adviser considers emerging market countries to include any country excluding the following developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom and United States.

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A sovereign is considered to be an emerging market government. A quasi-sovereign is considered to be an entity fully guaranteed by a sovereign or more than 50% directly or indirectly owned by a sovereign.

The Fund may invest up to 25% of its assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different countries. The Fund considers emerging markets to include frontier markets, which for the purpose of this Fund are considered countries whose markets are in the earlier stage of development and have not yet reached the level of development to be considered an emerging market country.

The sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

The Fund’s top five risk exposures by country (excluding short-term U.S. instruments) and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Mexico 8.0%, South Africa 7.9%, Israel 5.0%, Ukraine 3.7% and Russia 4.4%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s criteria.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The weighted average effective duration provides a measure of the Fund’s interest rate sensitivity and is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The weighted average is the sum of the multiplication of each instrument’s duration by its exposure in the Fund. When selecting investments, the sub-adviser decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

The Fund may invest in debt instruments of any credit quality, including, without limit, non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (deliverable and non-deliverable currency forwards), swaps (total return, credit default, interest rate and currency swaps), options (including options on futures contracts) and futures contracts. Forwards, futures contracts, options and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. For example, currency forwards may be used to increase or decrease exposure to a foreign currency or to shift currency exposure from one country to another. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The sub-adviser follows a portfolio construction process, blending both technical and fundamental considerations. Assets are selected taking into account the key technical considerations of each asset such as liquidity, volatility and yield profile in various market conditions, as well as key fundamental considerations such as trends in growth/inflation dynamics, fiscal and monetary policy, balance of payments issues, political and social elements for sovereigns, cashflow and earnings trends, liquidity conditions, balance sheet stability and refinancing needs for corporates, and their respective impact on credit spread, interest rates and currencies for both sovereign and corporate entities. The portfolio construction process’s aim is to maximize yield and minimize volatility while maintaining portfolio liquidity throughout a typical 3-year market cycle. The investment philosophy focuses on total return, is not managed in reference to a benchmark and invests with an intent to limit potential capital loss through active portfolio management, including asset allocation, credit selection and issuer diversification, and attempts to deliver a superior return adjusted for a minimal level of volatility through the whole market cycle.

The sub-adviser may sell a holding at its sole discretion including for example when the portfolio managers anticipate a fundamental deterioration, or when the asset fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Geographic Focus Risk
● Credit Risk	● High Yield/High Risk or “Junk” Securities Risk
● Currency Risk	● Interest Rate Risk

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● Debt Securities Risk	● Leverage Risk
● Derivatives Risk	● LIBOR Transition Risk
● Emerging Markets Risk	● Liquidity Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Frontier Markets Risk

Dividend Growth Portfolio

Investment Goal

This Fund seeks dividend income and long-term capital appreciation.

Principal Investment Strategies

This Fund normally invests at least 65% of its assets in equity securities of dividend paying companies that the sub-adviser expects to increase their dividends over time and also provide long-term appreciation. The Fund principally invests in common stock. This Fund may invest up to 25% of its assets in securities of companies outside the U.S. not including ADRs and securities of foreign companies registered in the U.S. The Fund generally holds large- and mid-capitalization companies.

The sub-adviser’s in-house research team looks for stocks with sustainable, above-average growth in earnings and dividends, to buy when they are temporarily out of favor or undervalued by the market. In selecting investments, the sub-adviser favors companies with one or more of the following:

● either a track record of, or the potential for, above-average earnings and dividend growth;

● a competitive current dividend yield;

● a sound balance sheet and solid cash flow to support future dividend increases;

● a sustainable competitive advantage and leading market position; and

● attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Foreign Markets Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Dividend-Oriented Companies Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk

Equity Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of common stocks that are publicly traded in the U.S.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark are those that are included in the S&P 500 Index. The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. As of December 31, 2021, the market capitalization range of the S&P 500 Index was approximately $4.0 billion to $2.9 trillion. The Fund principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries. The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-adviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on an annual basis, the sub-adviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-adviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

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The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Equity Securities Risk	● Passive Management Risk
● Industry Concentration Risk	● Technology Sector Risk
● Large-Capitalization Companies Risk	● Tracking Error Risk
● Non-Diversification Risk	● Underlying Fund Risk

Focused Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

This Fund invests primarily in domestic and foreign equity securities (including common stock and warrants) selected for their growth potential. The Fund may invest in companies of any capitalization size, from larger, well-established companies to smaller, emerging growth companies. The Fund normally focuses its investments in a core group of common stocks of companies which are prominent within their industry and which the sub-adviser believes have competitive advantages. As such, the Fund may invest in a smaller number of holdings.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology and Communications sectors. The components of the Fund are likely to change over time.

The sub-adviser applies a “bottom up” approach in choosing investments in which it looks for companies with earnings growth potential that may not be recognized by the market at large. If the sub-adviser is unable to find such investments, a significant portion of the Fund’s assets may be in high quality short-term debt instruments including money market instruments and cash equivalents.

Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund’s investments will be incidental to its investment goal.

Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. The Fund invests in foreign securities, including in emerging market countries, that are either U.S. dollar or foreign currency denominated.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Large-Capitalization Companies Risk
● Communications Sector Risk	● Liquidity Risk
● Currency Risk	● Mid-Capitalization Companies Risk
● Emerging Markets Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Small Number of Holdings Risk
● Foreign Markets Risk	● Technology Sector Risk
● Geographic Focus Risk	● Underlying Fund Risk
● Growth Companies Risk

Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

This Fund normally invests primarily in common stocks. The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (also called growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. The sub-adviser primarily invests in large-capitalization companies and may also invest in mid-capitalization companies.

The Fund may invest up to 25% of its assets in foreign securities that are either U.S. dollar or foreign currency denominated.

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The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Large-Capitalization Companies Risk
● Currency Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Technology Sector Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Growth Companies Risk

Hedged Equity Portfolio

Investment Goal

This Fund seeks to provide capital appreciation.

Principal Investment Strategies

The Fund seeks to provide capital appreciation through participation in the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund uses an enhanced index strategy to invest in these equity securities, which primarily consist of common stocks of large capitalization U.S. companies with market capitalizations similar to those within the universe of the S&P 500 Index. As of December 31, 2021, the market capitalization range of the S&P 500 Index was approximately $4.0 billion to $2.9 trillion. Under an enhanced index strategy, not all of the stocks in the S&P 500 Index, the Fund’s primary benchmark, are included in the Fund, and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the index. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. Within each sector, however, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. The sub-adviser may adjust a security’s allocation +/-1.00% compared to the security’s weighting in the S&P 500 Index. Because each stock’s weighting in the Fund is constrained relative to that stock’s weight in the S&P 500 Index under the enhanced index strategy, the Fund’s weighted average market capitalization will be close to that of the S&P 500 Index.

The Fund will also systematically purchase and sell exchange traded put options and sell exchange traded call options, employing an option overlay known as a “Put/Spread Collar” strategy. The options may be based on the S&P 500 Index or on S&P 500 ETFs. The combination of the diversified portfolio of equity securities, the downside protection from the index put options and the income from the index call options is intended to provide the Fund with a portion of the returns associated with equity market investments while exposing investors to less risk than traditional long-only equity strategies. Specifically, the Fund seeks to provide a competitive risk adjusted return over a full market cycle (defined as three to five years) relative to the S&P 500 Index with lower volatility than traditional long-only equity strategies.

The Fund constructs a Put/Spread Collar by buying a put option on the S&P 500 Index at a higher strike price and writing (or selling) a put option on the same index at a relatively lower strike price, resulting in what is known as a put option spread, while simultaneously selling a S&P 500 Index call option. The Fund may need to construct additional Put/Spread Collars if the size of the Fund increases, either through purchases or appreciation. The Fund’s options overlay strategy is intended to provide the Fund with downside protection, while foregoing some upside potential. A put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The put option spreads are intended to protect the Fund from market losses of between -5% and -20% (measured by the Fund’s benchmark) on a quarterly basis, meaning that the Fund will generally participate in a loss between 0% and -5% over that quarter if the market decreases to those respective percentages. The Fund is expected to be protected from losses between -5% and -20%. Generally, if the market moves down below 20%, the Fund would experience the losses below 20% (plus the first 5% of any losses in the market). For example, if over a quarter the market (measured by the Fund’s benchmark) were to decrease 25%, the Fund would generally experience a 10% loss. The sub-adviser intends to maintain this level of downside protection for the Fund on a quarter to quarter basis. The premiums received from selling index call options are intended to substantially offset the cost of the put option spread, but selling the call options also reduces the Fund’s ability to

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profit from increases in the value of its equity portfolio because in rising markets the call option will cap the upside potential once the market price rises to the option’s strike price. In rising markets, the Fund’s total returns are generally expected to be capped between 3.5% and 5.5% over a quarter (inclusive of dividend). Conditions may vary that could alter this cap. For example, the cap would likely be lower in lower volatility environments and higher in higher volatility environments, reflecting the market pricing of the call options. In addition, the Fund’s actual returns may be higher or lower than the above ranges based on the performance of the Fund’s portfolio of equity securities relative to its benchmark. While the Fund typically constructs the Put/Spread Collar utilizing index options, it may also hedge the position with the use of a short position in S&P 500 Index futures or ETFs.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities represented in the S&P 500 Index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the S&P 500 Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. In addition to the use of the Put/Spread Collar strategy described above, the Fund may use future contracts, primarily futures on indexes, to more effectively gain targeted equity exposure from its cash positions and to hedge the Fund’s portfolio if it is unable to purchase or write the necessary options for its overlay strategy.

The Fund is also permitted to use other derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the Fund’s use of other derivatives for cash management or other investment management purposes could be significant.

Investment Process — Enhanced Index: To implement the enhanced index strategy, the sub-adviser employs a three-step process that combines research, valuation and stock selection. The sub-adviser takes an in depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow the sub-adviser to rank the companies in each sector group according to their relative value.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

The sub-adviser then buys and sells equity securities for the Fund using the research and valuation rankings as a basis. In general, the sub-adviser buys equity securities that are identified as attractive and considers selling them when they appear less attractive based on the Fund’s process. Along with attractive valuation, the sub-adviser often considers a number of other criteria:

● catalysts that could trigger a rise in a stock’s price

● impact on the overall risk of the portfolio relative to the S&P 500 Index

● high perceived potential reward compared to perceived potential risk

● possible temporary mispricings caused by apparent market overreactions.

Investment Process — Options Overlay Strategy: To implement the Put/Spread Collar strategy, the sub-adviser utilizes exchange traded equity options based either on the S&P 500 Index or on S&P 500 ETFs. The Put/Spread Collar is constructed by buying a put option at a higher strike price while writing a put option at a relatively lower strike price and simultaneously selling a call option that substantially offsets the cost of the put option spread. The Put/Spread Collar strategy is an actively managed process and is designed to provide a continuous market hedge for the portfolio. The options are systematically reset on at least a quarterly basis to better capitalize on current market conditions and opportunities while seeking to provide predictable returns in all market cycles.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Large-Capitalization Company Risk
● Derivatives Risk	● Options Risk
● Equity Securities Risk	● Technology Sector Risk
● Hedged Equity Strategy Risk	● Underlying Fund Risk

Large-Cap Core Portfolio (formerly named Main Street Core Portfolio)

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in the equity securities of large-capitalization companies. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization range within the S&P 500 Index, the Fund’s benchmark index, which measures the performance of the large-capitalization U.S. equity universe. As of December 31, 2021, the market capitalization range of the S&P 500 Index was approximately $4.0 billion to $2.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $525.4 billion.

The Fund focuses on those equity securities that the sub-adviser considers attractively valued and seeks to outperform the Fund’s benchmark index through superior stock selection.

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The Fund primarily invests in the common stock of U.S. companies but may also invest up to 20% of its assets in the common stock of foreign issuers that are U.S. dollar denominated, including depositary receipts. The Fund may also invest in mid-capitalization companies.

In managing the Fund, the sub-adviser employs a three-step process that combines research, valuation and stock selection. The sub-adviser takes an in-depth look at company prospects and develops a future earnings forecast for the company, which is designed to provide insight into a company’s real growth potential. The sub-adviser uses its research findings to rank the companies according to their expected return. The sub-adviser then buys and sells equity securities using the research findings and valuation rankings as a basis. Securities with relatively higher expected returns are considered by the sub-adviser to be attractively valued.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

In general, the sub-adviser buys equity securities that reflect a growth and/or value style (“core”) and that are identified as attractively valued, and considers selling them when they appear to be overvalued (when the sub-adviser believes that the security has relatively lower expected returns) or when other opportunities appear more attractive. Along with attractive valuation, the sub-adviser often considers a number of other criteria, such as:

● catalysts that could trigger a rise in a stock’s price;

● high potential reward compared to potential risk; or

● temporary mispricings caused by apparent market over-reactions.

Principal Risks

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Technology Sector Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Growth Companies Risk	● Value Companies Risk
● Large-Capitalization Companies Risk

Large-Cap Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of large-capitalization companies. The Fund primarily invests in large-capitalization stocks of U.S. companies that the sub-adviser believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Growth Index, which measures the performance of the large-capitalization growth segment of the U.S. equity universe. As of December 31, 2021, the market capitalization range of the Russell 1000 Growth Index was approximately $1.2 billion to $2.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $751.2 billion.

The Fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries, that may be U.S. dollar or foreign currency denominated.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology and Communications sectors. The components of the Fund are likely to change over time.

In selecting securities, the sub-adviser seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To seek to achieve this goal, the sub-adviser will consider a company’s earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum. The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Large-Capitalization Companies Risk
● Communications Sector Risk	● Liquidity Risk
● Currency Risk	● Mid-Capitalization Companies Risk
● Emerging Markets Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Technology Sector Risk
● Foreign Markets Risk	● Underlying Fund Risk
● Growth Companies Risk

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Large-Cap Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital; current income is of secondary importance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser considers a company to be a large company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of December 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $163.8 million to $1.9 trillion As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $225.5 billion. The Fund may also invest up to 20% of its assets in foreign securities, including issuers in emerging market countries.

The sub-adviser looks for companies it believes are undervalued. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because the sub-adviser believes their prices do not reflect the true value of the company. The sub-adviser employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

In selecting individual companies for investment, the sub-adviser looks for:

● share prices that appear to be temporarily oversold or do not reflect positive company developments.

● companies that appear to be undervalued, particularly if all the parts of the company were valued separately and added together.

● special situations including corporate events, changes in management, regulatory changes or turnaround situations.

● company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The sub-adviser will consider selling a portfolio security (i) to reduce or eliminate holdings that exceed position size limits; (ii) when it believes the security is approaching a full valuation or is not meeting fundamental expectations; or (iii) to pursue more attractive opportunities.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Foreign Markets Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Emerging Markets Risk	● Underlying Fund Risk
● Equity Securities Risk	● Value Companies Risk

● Financial Sector Risk

Mid-Cap Equity Portfolio

Investment Goal

This Fund seeks capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies with medium market capitalizations. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Index was approximately $163.8 million to $71.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $22.4 billion.

The sub-adviser seeks to invest in the securities of companies (both growth and value companies) that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the sub-adviser considers fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

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Principal Risks

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Growth Companies Risk	● Value Companies Risk

Mid-Cap Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The Fund invests primarily in common stocks of mid-capitalization companies that the sub-adviser believes are high quality and/or offer above-average growth potential. The sub-adviser generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Growth Index was approximately $1.2 billion to $59.1 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $28.7 billion.

The Fund’s holdings tend to be allocated across a spectrum of medium market capitalization growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that the sub-adviser believes have the ability to maintain growth over the longer term); stable growth (companies that the sub-adviser believes are well-managed, have durable business models and are producing moderated, yet reliable earnings growth but that are not the fastest growth companies within the mid-capitalization growth universe); and unrecognized growth (companies, in the sub-adviser’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels but still have the potential to deliver or reassert growth).

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time.

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach (researching individual issuers) and focuses on companies it believes have the potential for strong growth, increasing profitability, stable and sustainable revenue and earnings streams, attractive valuations and sound capital structures. The sub-adviser may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; a strong balance sheet; market potential; and profit potential. Part of the sub-adviser’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to sell a security, the sub-adviser considers many factors, including what it believes to be excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Technology Sector Risk
● Growth Companies Risk	● Underlying Fund Risk

Mid-Cap Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of mid-capitalization companies. The sub-adviser generally considers a company to be a mid-capitalization company if it falls within the market capitalization range of companies in the Russell Midcap Value Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Value Index was approximately $163.8 million to $71.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $28.0 billion.

Under normal market conditions, the Fund invests primarily in common stock of U.S. companies that the sub-adviser identifies as having value characteristics. The Fund may also invest up to 15% of its assets in equity securities of foreign issuers that are U.S. dollar denominated, including American Depositary Receipts (“ADRs”).

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In selecting investments for the Fund, the sub-adviser examines various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth and cash flow. The sub-adviser also selects securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Financial Sector Risk	● Value Companies Risk
● Foreign Markets Risk

Small-Cap Equity Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in securities of companies with small market capitalizations, including instruments with characteristics of small-capitalization equity securities (such as derivatives).

The Fund invests mainly in common stocks of small, publicly traded companies. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.4 billion.

This Fund is sub-advised by both Franklin Mutual Advisers, LLC (“Franklin”) and BlackRock Investment Management, LLC (“BlackRock”). PLFA is the Fund’s investment adviser and, subject to the approval of the Trust’s board of trustees, selects the Fund’s sub-advisers and monitors their performance on an ongoing basis. PLFA has selected the Fund’s current sub-advisers because of their different approaches to investing in securities of companies with small market capitalizations. Each sub-adviser has its own investment style and manages its portion of the Fund independently from the other sub-adviser. Franklin uses an active management style; BlackRock uses an index management style and seeks to track the performance of the Fund’s benchmark index. PLFA allocates the Fund’s assets between Franklin and BlackRock and may change the allocation or rebalance at any time. PLFA allocates assets to the sub-advisers to increase diversification among securities and investment styles in seeking to increase the Fund’s potential for investment return while managing its risk and volatility.

The sub-advisers normally invest the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

Franklin managed portion: Franklin generally considers a company to be a small-capitalization company if it has a market capitalization that is no more than: (1) the largest market capitalization of a company in the Russell 2000 Index as of the most recent month end; or (2) the average of the month end largest market capitalization of a company in the Russell 2000 Index over the prior 12 months. As of December 31, 2021, those capitalization amounts were (1) $14.0 billion and (2) $21.6 billion, respectively.

Franklin generally invests its portion of the Fund’s assets in common stocks that it believes are currently undervalued and have the potential for capital appreciation. In choosing investments that are undervalued, Franklin focuses on companies that have one or more of the following characteristics.

● Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales — all relative to the market, a company’s industry or a company’s earnings history.

● Recent sharp price declines but the potential for good long-term earnings prospects, in the sub-adviser’s opinion.

● Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or is a “value,” when it is less than the price at which Franklin believes it would trade if the market reflected all factors relating to the company’s worth. Franklin may consider a company to be undervalued in the marketplace because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies Franklin may invest in also include those issuers that may be considered out of favor due to actual or perceived cyclical or secular challenges; that are experiencing temporal setbacks or mismanagement; that are financially stressed; or that are facing diminished expectations. While generally

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purchasing securities for investment purposes, Franklin may seek to influence or control management when it believes the Fund may benefit.

In addition to price, Franklin, in choosing an investment, may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

Franklin employs a bottom-up stock selection process.

Franklin may invest up to 25% of its portion of the Fund’s assets in securities of foreign issuers, including ADRs, EDRs, and GDRs.

Franklin may sell a holding when it appreciates to a stated target, it fails to perform as expected or when other opportunities appear more attractive.

BlackRock managed portion: The securities that BlackRock considers to be those of small-capitalization companies are those securities in the Fund’s benchmark index, which is the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $33.7 million to $14.0 billion. This portion of the Fund principally invests in common stock.

This portion of the Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Value Index by investing in a portfolio of securities in the Russell 2000 Value Index that collectively has an investment profile similar to that of the Russell 2000 Value Index. The sampling approach may result in a small portion of this portion of the Fund being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. This portion of the Fund will not concentrate, except to the same approximate extent as the Fund’s benchmark index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). BlackRock periodically reviews and rebalances this portion of the Fund’s investments to more closely track the performance of the index. For example, BlackRock may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on an annual basis, BlackRock will in turn adjust this portion of the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. BlackRock will not, however, actively manage this portion of the Fund or carry out a financial analysis of its holdings.

This portion of the Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

Franklin managed portion	BlackRock managed portion
● Active Management Risk	● Index Sampling Risk
● Currency Risk	● Industry Concentration Risk
● Foreign Markets Risk	● Passive Management Risk
● Tracking Error Risk
Risks for both portions of the Fund
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Financial Sector Risk	● Underlying Fund Risk
● Liquidity Risk	● Value Companies Risk

Small-Cap Growth Portfolio

Investment Goal

This Fund seeks capital appreciation; no consideration is given to income.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers a company to be a small-capitalization company if the company has a market capitalization which was within the range of the Fund’s current benchmark index, the Russell 2000 Growth Index, over the last 13 months at the time of purchase. For the 13 months ending December 31, 2021, the market capitalization range of the Russell 2000 Growth Index was approximately $100.0 million to $9.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $5.2 billion.

The sub-adviser focuses on investing the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

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The Fund may invest in equity securities and depositary receipts of foreign companies, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical and Technology sectors. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Growth Companies Risk
● Consumer Non-Cyclical Sector Risk	● Liquidity Risk
● Currency Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Technology Sector Risk
● Foreign Markets Risk	● Underlying Fund Risk

Small-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of small-capitalization companies.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark index are those that are included in the Russell 2000 Index. The Russell 2000 Index measures the performance of the small-capitalization segment of the U.S. equity universe and includes the 2,000 smallest companies listed in the Russell 3000 Index. As of December 31, 2021, the market capitalization range of the Russell 2000 Index was approximately $31.6 million to $14.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.5 billion. The Fund principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Index by investing in a portfolio of securities in the Russell 2000 Index that collectively has an investment profile similar to that of the Russell 2000 Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Equity Securities Risk	● Passive Management Risk
● Index Sampling Risk	● Small-Capitalization Companies Risk
● Industry Concentration Risk	● Tracking Error Risk
● Liquidity Risk	● Underlying Fund Risk
● Non-Diversification Risk

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Small-Cap Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-capitalization equity securities. The sub-adviser generally considers small-capitalization companies to be those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $4 billion or the market capitalization of the largest company in the Russell 2000 Value Index. As of December 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $33.7 million to $14.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.5 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

The sub-adviser seeks to identify companies that are undervalued versus their long-term earnings potential in selecting investments for the Fund. The sub-adviser considers selling a holding when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-longer term earnings ratio, a higher dividend yield or other favorable qualitative metrics.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Financial Sector Risk	● Value Companies Risk
● Liquidity Risk

Value Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in common stock. The sub-adviser focuses primarily on large-capitalization companies, emphasizing a value style of investing. The sub-adviser considers a company to be a large-capitalization company if it is within the range of the Fund’s current benchmark index, the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of December 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $163.8 million to $1.9 trillion.

In selecting investments for the Fund, the sub-adviser looks for companies whose stock price it believes is undervalued at the time of purchase. The sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The sub-adviser attempts to purchase the stocks of these undervalued companies and hold each stock until the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser may sell stocks if it believes a stock no longer meets its valuation criteria. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the company or its industry, or because they have been overlooked by the market. To identify these companies, the sub-adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The sub-adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Large-Capitalization Companies Risk
● Consumer Non-Cyclical Sector Risk	● Underlying Fund Risk
● Equity Securities Risk	● Value Companies Risk

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Value Advantage Portfolio

Investment Goal

This Fund seeks to provide long-term total return from a combination of income and capital gains.

Principal Investment Strategies

This Fund invests primarily in equity securities across all market capitalizations. The Fund may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies. Equity securities in which the Fund primarily invests include common stocks.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

In managing the Fund, the sub-adviser employs a bottom-up approach to its selection of securities, constructing portfolios based on company fundamentals and proprietary fundamental analysis. The sub-adviser’s aim is to identify undervalued companies that have the potential to grow their intrinsic values per share, and to purchase these companies at a discount.

The sub-adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if the sub-adviser identifies a security that it believes offers a better investment opportunity.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Financial Sector Risk	● Underlying Fund Risk
● Large-Capitalization Companies Risk	● Value Companies Risk
● Liquidity Risk

Emerging Markets Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including ADRs) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries. This also includes companies that the sub-adviser determines to be economically tied to an emerging market country. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. The sub-adviser may consider countries to be emerging market countries if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification by organizations such as the World Bank and the International Monetary Fund, or have economies, industries and stock markets with similar characteristics. Under normal market conditions, the sub-adviser expects to invest in securities of issuers in at least three emerging market countries. The Fund principally invests in common stock and other equity securities. The Fund may invest in different capitalization ranges in any emerging market country.

The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries, including at least three emerging market countries. The Fund expects to be invested in issuers that are associated with China, and may invest directly in certain eligible China A shares through Stock Connect. For purposes of the Fund’s investments the sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: China 22.4%, India 17.0%, Taiwan 10.7%, Russia 9.4% and Mexico 6.3%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer.

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(An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s criteria.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. The components of the Fund are likely to change over time.

In selecting investments for the Fund, the sub-adviser evaluates investment opportunities on a company-by-company basis. This approach includes fundamental analysis of a company’s financial statements, management record and capital structure, operations, product development and competitive position in its industry. In seeking broad diversification of the Fund, the sub-adviser currently searches for companies:

● with different capitalization ranges with strong market positions and the ability to take advantage of barriers to competition in their industry, such as high start-up costs;

● with management that has a proven record;

● entering a growth cycle (new or established companies);

● with the potential to withstand high market volatility;

● with strong earnings growth whose stock is selling at a reasonable price; and/or

● that possess reasonable valuations.

The sub-adviser considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends and seeks a diverse mix of industries and countries to help reduce the risks of foreign investing, such as currency fluctuations and stock market volatility. The sub-adviser may invest in growth companies of different capitalization ranges in any developing market country. This strategy may change over time. Sector allocations are determined based upon the sub-adviser's assessment of investment opportunities and/or market conditions.

The Fund may seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the sub-adviser believes they have growth potential. The Fund may try to take advantage of short-term market movements or events affecting particular issuers or industries. At times, the Fund might increase the relative emphasis of its investments in a particular industry or group of industries or in a particular region of the world.

The sub-adviser monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Growth Companies Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Emerging Markets Risk	● Liquidity Risk
● Equity Securities Risk	● Mid-Capitalization Companies Risk
● Foreign Markets Risk	● Small-Capitalization Companies Risk
● Geographic Focus Risk	● Underlying Fund Risk

International Growth Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

The Fund normally invests primarily in common stocks of foreign companies, either directly or through depositary receipts, that, in the sub-adviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value. Intrinsic value, according to the sub-adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of the company’s projected future free cash flows (the cash a company generates after it accounts for cash outflows to support operations), the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world that are U.S. dollar or foreign currency denominated. The sub-adviser considers foreign companies to include those organized, headquartered or that have at least 50% of their assets or derive at least 50% of their revenues or profits from operations outside of the United States. These companies may be located or have substantial operations in emerging markets, provided that the Fund will not invest more than 15% of its net assets at the time of purchase in common stocks or depositary receipts of companies organized, headquartered or with substantial operations in emerging markets. The Fund may also purchase common stocks of U.S. companies. Any income realized will be incidental to the Fund’s investment goal. Common stocks and depositary receipts are considered equity securities.

The Fund’s top five risk exposures by country (excluding short-term U.S. instruments) and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: United Kingdom 15.1%, Japan 13.1%, France 13.1%, Switzerland 11.5% and Netherlands 5.7%. In determining country of risk exposure, the third-

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party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s criteria.

The Fund seeks to invest in companies that, in the sub-adviser’s opinion, appear to offer above average growth potential and trade at a significant discount at the time of purchase. The selection of common stocks is made through a process whereby companies are identified and selected as investments by examining quantitative and fundamental aspects of the company. This is a bottom up, fundamental method of analysis. The sub-adviser’s investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The sub-adviser believes that investors should focus on the long-term economic progress of the investment and disregard short-term nuances.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser may decide to sell investments given a variety of circumstances, such as when an investment no longer appears to the sub-adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the sub-adviser believes is more compelling or to realize gains or limit losses.

The Fund may invest in money market instruments for cash management purposes. The Fund may invest in money market Funds, which may or may not be affiliated with the Fund’s sub-adviser. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Growth Companies Risk
● Consumer Non-Cyclical Sector Risk	● Large-Capitalization Companies Risk
● Currency Risk	● Liquidity Risk
● Emerging Markets Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Foreign Markets Risk	● Underlying Fund Risk

International Large-Cap Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of large-capitalization companies. The sub-adviser considers a company to have a large market capitalization if it is within the range of the Fund’s current benchmark index, the MSCI EAFE Index. As of December 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $2.8 billion to $416.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $119.4 billion.

The Fund invests primarily in common stocks and depositary receipts of foreign issuers, including up to 25% in emerging market countries.

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

The sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer is organized under the laws of, and maintains a principal office in, that country; (ii) the issuer has its principal securities trading market in that country; (iii) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country; (iv) the issuer has at least 50% of its assets in that country; (v) the issuer is included in an index that is representative of that country; or (vi) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

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The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: Japan 16.5%, France 15.2%, Switzerland 14.9%, United Kingdom 11.5% and Germany 8.7% . In determining country of risk exposure, the third party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s criteria.

The sub-adviser is not limited to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies that it believes have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Geographic Focus Risk
● Consumer Non-Cyclical Sector Risk	● Growth Companies Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Emerging Markets Risk	● Liquidity Risk
● Equity Securities Risk	● Underlying Fund Risk
● Foreign Markets Risk	● Value Companies Risk

International Small-Cap Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this Fund, the sub-adviser generally defines small market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the MSCI EAFE Small Cap Index or the MSCI ACWI ex USA Small Cap Index. The size of the companies in each index changes with market conditions and the composition of the index. As of December 31, 2021, the market capitalization range of the MSCI EAFE Small Cap Index was approximately $213.1 million to $21.3 billion, and the market capitalization range of the MSCI ACWI ex USA Small Cap Index was approximately $14.7 million to $21.3 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.7 billion.

The Fund normally invests primarily in non-U.S. securities, including securities of issuers located in emerging markets, that may be U.S. dollar or foreign currency denominated. The Fund normally invests primarily in common stocks. The sub-adviser normally allocates the Fund’s investments across different countries and regions. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different countries. The sub-adviser anticipates that the Fund will have a focus in and risk exposure to the largest country constituents of the benchmark of the Fund, the MSCI ACWI ex USA Small Cap Index. These constituents may change over time. The sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) is organized under the law of, and maintains a principal office in, that country; (ii) has its principal securities trading market in that country; (iii) is included in an index that is representative of that country; (iv) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country; or (v) has at least 50% of its assets in that country. While these criteria are intended to identify to the sub-adviser the country(ies) to which an issuer is economically tied at any given time, this process relies on the sub-adviser’s judgment to interpret certain criteria and on facts and circumstances that may

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change. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

The Fund’s top five risk exposures by country (excluding short-term U.S. instruments) and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Japan 21.9%, United Kingdom 14.1%, Germany 6.3%, France 3.9% and Australia 3.5%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were.

In buying and selling securities for the Fund, the sub-adviser relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Growth Companies Risk
● Currency Risk	● Liquidity Risk
● Emerging Markets Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Foreign Markets Risk	● Value Companies Risk
● Geographic Focus Risk

International Value Portfolio

Investment Goal

This Fund seeks long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries with developed economies and markets other than the U.S. Current income from dividends and interest will not be an important consideration.

Principal Investment Strategies

This Fund invests primarily in a diversified portfolio of equity securities of large foreign companies that the sub-adviser believes to be undervalued. The sub-adviser uses a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that it believes are undervalued by the market. The Fund may also invest in mid-capitalization companies. The market capitalizations of the portfolio holdings are generally those in the range of companies represented in the MSCI EAFE Index. As of December 31, 2021, the market capitalization range of the MSCI EAFE Index was approximately $2.8 billion to $416.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $37.7 billion. Equity securities in which the Fund principally invests are common stocks. The Fund may invest in ADRs.

The Fund may invest a high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries. The sub-adviser determines the country(ies) where an issuer’s economic ties are (and thus subject to general country risk) based on one or more of the following criteria: (i) is organized under the law of, and maintains a principal office in, that country; (ii) has its principal securities trading market in that country; (iii) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in that country; or (iv) has at least 50% of its assets in that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Japan 24.9%, France 13.9%, United Kingdom 10.9%, Switzerland 7.2% and Netherlands 5.2%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s criteria.

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The Fund may invest up to 25% of its assets in issuers that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time.

In selecting investments for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power it believes is not reflected in the current market price of their securities. In addition to employing fundamental research to identify portfolio securities, the sub-adviser manages the Fund’s currency exposures.

The sub-adviser may sell a holding when it appreciates to a stated target, when there has been a change in the long-term investment outlook, or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Geographic Focus Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Emerging Markets Risk	● Mid-Capitalization Companies Risk
● Equity Securities Risk	● Underlying Fund Risk
● Financial Sector Risk	● Value Companies Risk
● Foreign Markets Risk

Health Sciences Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of companies in the health sciences sector. These equity securities are primarily common stocks. The health sciences sector includes the health sciences industry and groups of health sciences-related industries, which includes health care equipment and supplies, health care providers and services, biotechnology, health care technology, life sciences tools & services and pharmaceuticals. Businesses within the health sciences and related industries include, but are not limited to, companies involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that design, manufacture or distribute medical, dental and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The Fund normally will invest more than 25% of its assets in securities of companies in health sciences and related industries.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund may invest without limit in foreign denominated securities of companies located in foreign countries, including emerging market countries. The Fund may also invest in foreign currency forwards, which are purchased or sold to hedge against currency fluctuations.

The sub-adviser considers a variety of factors when choosing investments for the Fund, including identifying companies and industries that appear to have the potential for above-average returns, and that are expected to show above-average growth over the long-term as well as those that appear to be trading below their true worth. The sub-adviser may sell a holding when it reaches a price target, there is deterioration in the company’s fundamentals, a change in macroeconomic outlook, valuation issues, a need to rebalance the portfolio, or when other opportunities appear more attractive.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Industry Concentration Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Derivatives Risk	● Leverage Risk
● Emerging Markets Risk	● Liquidity Risk
● Equity Securities Risk	● Mid-Capitalization Companies Risk
● Foreign Markets Risk	● Small-Capitalization Companies Risk
● Growth Companies Risk	● Underlying Fund Risk
● Health Sciences Sector Risk	● Value Companies Risk

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Real Estate Portfolio

Investment Goal

This Fund seeks current income and long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies operating in the real estate and related industries. The Fund invests primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). REITs and REOCs invest primarily in properties that produce income and in real estate interest or loans. The Fund focuses on REITs, as well as REOCs, that invest in a variety of property types and regions. The Fund normally will invest more than 25% of its assets in securities of companies in real estate and related industries.

The Fund may invest in small-, mid- and large-capitalization companies. The Fund may invest in a smaller number of holdings.

For the purposes of the Fund, a company is considered to be from the United States if: (i) if its securities are traded on a recognized stock exchange in the United States; or (ii) if alone or on a consolidated basis it derives 50% or more of its annual revenues from either goods produced, sales made or services performed in the United States; or (iii) if it is organized or has a principal office in the United States. A company is considered to be in the real estate or related industries for the purposes of the Fund if: (i) at least 50% of its assets, revenues or profits are derived from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (ii) at least 50% of the fair market value of its assets are invested in residential, commercial or industrial real estate. Real estate and real estate related companies may also include companies with substantial real estate holdings (including wireless tower, timber, hotel and timeshare companies) as well as those whose products and services are primarily derived from the real estate industry (such as mortgage lenders and hotel franchisors and managers).

The sub-adviser utilizes a bottom-up investment approach for selecting investments for the Fund, using a rigorous, fundamental research analysis of individual issuers. During portfolio construction, the portfolio management team takes into consideration their general outlook on real estate markets and the impact any proposed investment would have on portfolio risk. The weights to different types of properties are primarily the result of bottom-up stock analysis but are also influenced by the team’s top-down views.

The sub-adviser may sell a holding due to a change in a company’s fundamentals, if the sub-adviser believes the security is no longer attractively valued or if the sub-adviser identifies a security that it believes offers a better investment opportunity.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Non-Diversification Risk
● Equity Securities Risk	● Real Estate Companies Risk
● Industry Concentration Risk	● Small-Capitalization Companies Risk
● Large-Capitalization Companies Risk	● Small Number of Holdings Risk
● Liquidity Risk	● Underlying Fund Risk
● Mid-Capitalization Companies Risk

Technology Portfolio

Investment Goal

This Fund seeks long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in equity securities of technology companies and technology-related companies. Such companies are those that the sub-adviser believes are principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services. The sub-adviser generally considers an issuer to be principally engaged in the development, advancement, use, commercial application or sale of technology-related products, processes or services if at least 50% of the issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. The Fund normally will invest more than 25% of its assets in securities of companies in technology and related industries.

Technology and technology-related companies include companies focusing on software, hardware, computer systems, networking and communications, semiconductors, consumer electronics, and technology services, including electronic payments and the internet.

The Fund may invest in companies of all sizes and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

In selecting investments for the Fund, the sub-adviser is not constrained to any particular investment style. The sub-adviser may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth

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companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies). However, companies that benefit from technological advancements and improvements often are growth companies. The stocks of growth companies tend to have prices that are high relative to their earnings, dividends, book value, or other financial measures.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

The sub-adviser uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors may also be considered. The sub-adviser may also consider non-financial factors where the sub-adviser believes such factors could materially impact the economic value of an issuer. Factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices issuer. Factors considered may include, but are not limited to, climate change, resource depletion, an issuer’s governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors, may also be considered. The sub-adviser may sell a holding for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities that the sub-adviser believes to be more promising, among others.

The Fund is classified as non-diversified, which means it may invest in a smaller number of issuers than a diversified fund.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Active Management Risk	● Liquidity Risk
● Currency Risk	● Mid-Capitalization Companies Risk
● Emerging Markets Risk	● Non-Diversification Risk
● Equity Securities Risk	● Small-Capitalization Companies Risk
● Foreign Markets Risk	● Technology Companies Risk
● Geographic Focus Risk	● Underlying Fund Risk
● Growth Companies Risk	● Value Companies Risk
● Industry Concentration Risk
● Large-Capitalization Companies Risk

ESG Portfolios

Investment Goals:

ESG Diversified Portfolio seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.

ESG Diversified Growth Portfolio seeks long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (“ESG”) criteria.

Principal Investment Strategies

The ESG Diversified Portfolio and ESG Diversified Growth Portfolio (together, the “ESG Portfolios” and each a “Fund”) are each an asset allocation “fund of funds” that, under normal circumstances, invests substantially all of its assets in eligible mutual funds that have an ESG focus (the “ESG Underlying Funds”). The ESG Portfolios invest in both affiliated and unaffiliated funds. Under normal market conditions, each Fund targets approximate exposures to the two broad asset classes of debt and equity as described in its Fund summary. These broad asset class target allocations are target allocations; the actual allocations may vary as described below.

The ESG Underlying Funds invest in U.S. and foreign equity and debt instruments. The current ESG Underlying Funds are managed by:

● Calvert Research and Management;

● Fidelity Management & Research Company LLC (sub-advised by Geode Capital Management, LLC);

● Goldman Sachs;

● J.P. Morgan;

● PIMCO; and

● PLFA (sub-advised by Pacific Asset Management LLC).

Each ESG Underlying Fund factors ESG criteria into its investment process. Certain ESG Underlying Funds are managed by Calvert Research and Management. In selecting investments for these funds, Calvert Research and Management is guided by The Calvert Principles for Responsible Investment which provide a framework for considering environmental, social and governance factors. The Calvert Principles for Responsible Investment seek to identify companies and other issuers that operate in a manner that is consistent with or promote: environmental sustainability and resource efficiency (such as reducing the negative impact of operations and practices on the environment); equitable societies and respect for human rights (such as respecting consumers by marketing products and services in a fair and ethical

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manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data); and accountable governance and transparency (such as exhibiting accountable governance and developing effective boards or other governing bodies that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity). One of these funds, the Calvert Green Bond Fund, invests at least 80% of its assets in “green” bonds. The Calvert Green Bond Fund defines “green” investments to include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of Calvert Research and Management, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities.

The ESG Underlying Funds managed by Fidelity Management & Research Company LLC (and sub-advised by Geode Capital Management, LLC) are index funds that seek to provide investment results that correspond to the total return of their respective indexes that represent companies with high ESG performance relative to their sector peers, as rated by independent third parties. These index funds use index sampling techniques (also known as statistical sampling) based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of their respective indexes using a smaller number of securities.

The ESG Underlying Fund managed by Goldman Sachs invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments in emerging country issuers that Goldman Sachs believes adhere to the fund’s environmental, social and governance (“ESG”) criteria. The ESG criteria are generally designed to exclude companies that are directly engaged in, and/or derive significant revenue from, certain industries or product lines, including, but not limited to: alcohol; tobacco; gambling; adult entertainment; for-profit prisons; weapons; oil and gas exploration and production; thermal coal mining; and thermal coal power generation. In determining whether a company is directly engaged in, and/or derives significant revenue from, the industries or product lines listed above, Goldman Sachs will use revenue thresholds for certain industries or product lines (e.g., companies that derive more than 5% of revenue from tobacco) and categorical exclusions for other industries or product lines (e.g., companies that derive any revenue from controversial weapons) and apply such thresholds and exclusions to data provided by one or more third-party vendor(s). Generally, the highest revenue threshold used will be 5%. Goldman Sachs, in its sole discretion, retains the right not to use data provided by third-party vendors where it deems the data to be not representative of a company’s current business operations. In such cases, or where data on specific companies may not be available from third-party vendors, Goldman Sachs may make reasonable estimates or otherwise exercise its discretion. The ESG criteria of the ESG Underlying Fund managed by Goldman Sachs may be updated periodically. Once Goldman Sachs determines that an issuer meets its ESG investment criteria, Goldman Sachs conducts a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This supplemental analysis will be conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. Goldman Sachs may engage in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using its fundamental and ESG analysis. The ESG Underlying Fund managed by Goldman Sachs may invest in a company prior to completion of the supplemental analysis or without engaging with company management. Instances in which the supplemental analysis may not be completed prior to investment include but are not limited to initial public offerings, in-kind transfers, corporate actions, and/or certain short-term holdings.

The ESG Underlying Fund managed by J.P. Morgan invests principally in all types of high yield, high risk debt securities. J.P. Morgan focuses on value in buying and selling securities for this ESG Underlying Fund by looking at individual securities against the context of broader market factors. For each issuer, J.P. Morgan performs an in-depth analysis of the issuer, including business prospects, management, capital requirements, capital structure, enterprise value and security structure and covenants. In addition, J.P. Morgan monitors investments on an ongoing basis by staying abreast of positive and negative credit developments expediting the review of the investments that are considered to be the most risky. As part of its credit analysis, J.P. Morgan generally evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of companies in the universe in which this ESG Underlying Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the ESG Underlying Fund while the ESG Underlying Fund may divest or not invest in securities of issuers that may be positively impacted by such factors.

The ESG Underlying Fund managed by PIMCO will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The ESG Underlying Fund managed by PIMCO can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production (liquid fuels derived from biomass, such as biodiesel and ethanol), natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the ESG Underlying Fund managed by PIMCO will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. This generally prohibits investments in healthcare service and/or pharmaceutical manufacturing issuers that derive gross revenue from products or services related to abortion, abortifacients, contraceptives or stem cell research. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

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The PF Fund bases its ESG investment process on the following ESG exclusions to seek to screen out investment in issuers with direct involvement in: (i) the production, distribution, sale or use of thermal coal exceeding the sub-adviser’s revenue threshold; (ii) the production of tobacco; (iii) the production or sale of controversial military weapons; and (iv) serious human rights violations, severe environmental damage or gross corruption.

The PF Fund also uses analysis of ESG metrics provided by established independent third-party ESG data providers.

Calvert Research and Management, Fidelity Management & Research Company LLC, Geode Capital Management, LLC, Goldman Sachs, J.P. Morgan and PIMCO are not affiliated with the Trust, the ESG Portfolios or the ESG Portfolios’ investment adviser. PLFA and Pacific Asset Management LLC are affiliated with the Trust, the ESG Portfolios and each other. The ESG Portfolios may invest in any or all of the ESG Underlying Funds managed by these investment advisers and will not necessarily be invested in every ESG Underlying Fund at any particular time. All ESG Underlying Funds are listed in this section (by investment adviser), but not all ESG Underlying Funds are principal investments of the ESG Portfolios at any given time. The shares of the ESG Underlying Funds in which the ESG Portfolios may invest will not be subject to a 12b-1 fee.

PLFA, the investment adviser to the ESG Portfolios, manages and oversees each Fund through a two-step process that includes:

(1) Asset Allocation/Portfolio Construction —PLFA manages the ESG Portfolios using an approximate 10-year investment horizon. An asset class model (the “Model”) for each Fund is developed that seeks to meet that ESG Portfolio’s investment goal using both broad asset classes and narrower asset classes. The broad equity asset class includes asset class categories such as domestic, developed and emerging market international equities. The broad debt asset class includes asset class categories such as investment grade bonds and international debt of developed markets of varying durations. The categories within both broad equity and debt asset classes represented by the ESG Underlying Funds seek better performance relative to their respective category peers.

PLFA then determines the amount of each Fund’s assets to invest in each ESG Underlying Fund in order to obtain the asset class exposures designated by the Model for that Fund. PLFA may adjust the broad asset class allocations to any point within the ranges described in the Fund’s summary, and/or adjust the narrower asset class allocations, and/or the allocations to the ESG Underlying Funds, at any time as it deems necessary based on PLFA’s views of market conditions, its outlook for various asset classes or other factors (“dynamic positioning”).

For example, PLFA may engage in dynamic positioning for the ESG Portfolios by adjusting the Model to reflect a shorter-term view of the markets or a particular asset class, to seek to capture upside opportunities or mitigate risk from market events, or for cash management purposes. PLFA would then make the appropriate adjustments to its ESG Underlying Fund allocations to reflect the updated asset class allocations in the Model. This dynamic positioning would be implemented consistent with each Fund’s risk/return profile and investment goal.

(2) ESG Underlying Fund Oversight — PLFA monitors and evaluates the ESG Underlying Funds on an ongoing basis, including an analysis of the investment risks of the ESG Underlying Funds and their impact on each Fund’s risk/return objectives, to seek to ensure that each current ESG Underlying Fund continues to be appropriate for each Fund’s allocations. PLFA considers periodic adjustments to each Fund’s allocations as a result of this analysis. PLFA will also monitor the available ESG Underlying Funds for potential reallocation of each Fund assets and/or substitution of ESG Underlying Funds should PLFA consider other eligible funds to be more appropriate for investment by each of the ESG Portfolios.

Investments of the ESG Underlying Funds that invest primarily in equity instruments include: large-, mid- and small-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated), including emerging markets stocks.

Investments of the ESG Underlying Funds that invest primarily in debt instruments include: “green” bonds; investment grade debt securities, including U.S. Government securities and corporate bonds; non-investment grade or “high yield/high risk” debt securities; foreign debt securities of developed markets (which may be U.S. dollar or foreign currency denominated); and debt instruments of varying duration (short, intermediate and long-term). “Green” bonds include securities of companies that develop or provide products or services that seek to provide environmental solutions and/or support efforts to reduce their own environmental footprint; bonds that support environmental projects; structured securities that are collateralized by assets supporting environmental themes; and securities that, in the opinion of the ESG Portfolios’ investment adviser, have no more than a negligible direct environmental impact, which may include securities issued by the U.S. government or its agencies, and U.S. government-sponsored entities. Among the ESG factors that the ESG Underlying Funds managed by Calvert Research and Management may consider when evaluating U.S. and foreign government debt issues are institutional strength, political stability, government effectiveness, regulatory effectiveness, rule of law, and corruption of the issuing government. For the PF Fund, with respect to U.S. and foreign government debt securities, application of the sub-adviser’s ESG exclusions would result in impacted countries being excluded if their activities constitute serious human rights violations.

Each of the ESG Portfolios through the ESG Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.

Certain ESG Underlying Funds may lend their portfolio securities to generate additional income.

Each of the ESG Portfolios is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

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PLFA also monitors and evaluates various ESG attributes of the ESG Underlying Funds. To be selected for investment, an ESG Underlying Fund must satisfy the following ESG criteria:

i) An ESG Underlying Fund must meet a minimum ESG rating set by PLFA using information provided by established third party ESG ratings providers. These providers base their ratings on the asset-weighted average of ESG risks of the ESG Underlying Funds’ holdings or assess the resilience of an ESG Underlying Fund’s aggregate holdings to long term ESG risks (that is, over the long term, the extent to which a company’s financial performance is expected to be adversely impacted by ESG risks that have not been sufficiently mitigated). These ESG risks may be based on information or analysis that differs from the information or analysis an ESG Underlying Fund uses in its investment process. If the ESG risks for an ESG Underlying Fund’s holdings are high, meaning that the ESG Underlying Fund invests in companies that are not managing their ESG risks well, then that ESG Underlying Fund is less likely to receive a high rating from a third party ESG ratings provider; and ii) As disclosed in the ESG Underlying Fund’s prospectus, the ESG Underlying Fund’s principal investment strategies must include a reference to ESG criteria in describing the ESG Underlying Fund’s process for gaining exposure to companies. The ESG criteria may be determined by an independent third party data provider or by the investment adviser of the ESG Underlying Fund utilizing an internal framework for considering ESG factors. ESG criteria used by one ESG Underlying Fund in its investment process may differ from or be inconsistent with ESG criteria used by other ESG Underlying Funds in their investment processes.

ESG Underlying Funds may include both actively managed funds and passively managed (index) funds. If an ESG Underlying Fund is passively managed, and therefore its process is designed to replicate the returns of a benchmark, then the fund’s benchmark must include an ESG investment component. PLFA seeks to gain exposure to a broad range of ESG metrics with its allocations to the ESG Underlying Funds.

PLFA will decide whether to adjust an allocation to an ESG Underlying Fund based upon whether such fund continues to meet the ESG criteria. For example, if an ESG Underlying Fund falls below the minimum ESG rating set by PLFA from one or more established third party ESG ratings providers, PLFA would re-evaluate the ESG Underlying Fund and determine whether and when to replace the ESG Underlying Fund. PLFA is under no specific time constraint for implementing such a change. It is PLFA’s intent and expectation that the ESG Underlying Funds will meet the minimum rating thresholds almost all of the time.

The ESG Portfolios may invest a significant portion of its assets in any single ESG Underlying Fund, subject to applicable regulatory limits. PLFA has sole discretion in selecting the ESG Underlying Funds for investment and may adjust each Fund’s allocations to the ESG Underlying Funds, including adding or removing ESG Underlying Funds, as it deems appropriate to meet each Fund’s investment goal.

The ESG Portfolios may invest in any or all of the asset class categories or ESG Underlying Funds, but is not required to invest in every asset class category or ESG Underlying Fund or in any particular percentage of an ESG Underlying Fund. PLFA may add, replace or remove asset class categories or ESG Underlying Funds as it deems appropriate to meet the Fund’s investment goal at any time without shareholder notice.

For information on the ESG Underlying Funds in which the ESG Portfolios may invest, see the Trust’s SAI, which can be obtained as described in the Where to Go For More Information section of this Prospectus. For information on how to access the actual month-end holdings for each ESG Portfolio, see Portfolio Holdings Information in the Where to Go For More Information section of this Prospectus.

Principal Risks: Each of the ESG Portfolios is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. In addition, the following is a list of the principal risks for each ESG Portfolio resulting from its respective allocations to the ESG Underlying Funds. The risks listed may be associated with one or more ESG Underlying Funds and are described in the Additional Information About Principal Risks section of this Prospectus.

ESG Diversified Portfolio

Principal Risks from Holdings in ESG Underlying Funds:

● Active Management Risk	● Foreign Markets Risk	● Mid-Capitalization Companies Risk
● Credit Risk	● Geographic Focus Risk	● Mortgage-Related and Other Asset-Backed
● Currency Risk	● High Yield/High Risk or “Junk” Securities Risk	Securities Risk
● Debt Securities Risk	● Index Sampling Risk	● Passive Management Risk
● Derivatives Risk	● Interest Rate Risk	● Securities Lending Risk
● Emerging Markets Risk	● Large-Capitalization Companies Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Leverage Risk	● Tracking Error Risk
● ESG Criteria Risk	● LIBOR Transition Risk	● U.S. Government Securities Risk
● ESG Underlying Fund Risk	● Liquidity Risk

ESG Diversified Growth Portfolio

Principal Risks from Holdings in ESG Underlying Funds:

● Active Management Risk	● Foreign Markets Risk	● Mid-Capitalization Companies Risk
● Credit Risk	● Geographic Focus Risk	● Mortgage-Related and Other Asset-Backed
● Currency Risk	● High Yield/High Risk or “Junk” Securities Risk	Securities Risk
● Debt Securities Risk	● Index Sampling Risk	● Passive Management Risk
● Derivatives Risk	● Interest Rate Risk	● Securities Lending Risk
● Emerging Markets Risk	● Large-Capitalization Companies Risk	● Small-Capitalization Companies Risk
● Equity Securities Risk	● Leverage Risk	● Tracking Error Risk
● ESG Criteria Risk	● LIBOR Transition Risk	● U.S. Government Securities Risk
● ESG Underlying Fund Risk	● Liquidity Risk

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PSF DFA Balanced Allocation Portfolio

Investment Goal

This Fund seeks long-term growth of capital and low to moderate income.

Principal Investment Strategies

This Fund is a “fund of funds” that, under normal circumstances, invests substantially all of its assets in eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”). The DFA Underlying Funds invest in U.S. and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP (“DFA”) and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Fund or the Fund’s investment adviser. The Fund may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time. The shares of the DFA Underlying Funds in which the Fund may invest will not be subject to a 12b-1 fee.

Under normal market conditions, the Fund’s exposure to the two broad asset classes of debt and equity are expected to be within the following ranges:

BROAD ASSET CLASS ALLOCATIONS
Debt	Equity
35-45%	55-65%

PLFA, the investment adviser to the Fund, manages and oversees the Fund through a two-step process that includes:

(1) Asset Allocation/Portfolio Construction — PLFA manages the Fund using an approximate 20 year investment horizon. An asset class model (the “Model”) for the Fund is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories (the “asset class categories”) which are used to develop the Model. The broad asset class allocations, along with the allocations for the asset class categories, are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic and developed international equities, which may include small-capitalization, mid-capitalization and large-capitalization equities that may employ growth and value strategies. The broad debt asset class includes asset class categories such as investment grade bonds and international debt of developed markets of varying durations.

PLFA may adjust the broad asset class allocations to any point within the above ranges, and/or adjust the asset class category allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors.

PLFA then determines the amount of Fund assets to invest in a DFA Underlying Fund (if any) in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

(2) DFA Underlying Fund Oversight — PLFA monitors and evaluates the DFA Underlying Funds on an ongoing basis, including an analysis of the investment risks of the DFA Underlying Funds and their impact on the Fund’s risk/return objectives, to seek to ensure that each current DFA Underlying Fund continues to be appropriate for the Fund’s allocations. PLFA considers periodic adjustments to the Fund’s allocations as a result of this analysis. PLFA will also monitor the available DFA Underlying Funds for potential reallocation of Fund assets and/or substitution of DFA Underlying Funds should PLFA consider such DFA Underlying Funds to be more appropriate for the Fund’s investment. In general, PLFA does not anticipate engaging in frequent adjustments to the Fund’s allocations and will not attempt to time the market. As such, portfolio turnover for the Fund is anticipated to be relatively low.

Investments of the DFA Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; sector-specific stocks; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

Investments of the DFA Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities and corporate bonds; foreign debt securities of developed markets (which may be U.S. dollar or foreign currency denominated); and debt instruments of varying duration (short, intermediate and long-term).

Certain DFA Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including credit default swaps). A DFA Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk, or to seek to enhance investment returns.

The Fund, through the DFA Underlying Funds, may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.

Certain DFA Underlying Funds may lend their portfolio securities to generate additional income.

Actual holdings of the Fund could vary from the Fund’s target allocations due to actual cash flows and changes to the DFA Underlying Funds’ asset values as a result of market movements and portfolio management decisions. Actual allocations may also vary from the target allocations if the Fund takes a temporary defensive position. If PLFA determines that adverse market, economic, political or other conditions warrant a temporary defensive position for the Fund, the Fund temporarily may invest inconsistent with its principal investment strategies in, partially or extensively, certain DFA Underlying Funds or other investments that PLFA determines appropriate for such conditions. If PLFA

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makes such a determination, these investments could affect the Fund’s performance adversely and the Fund may not achieve its investment goal.

When investing purchase proceeds and meeting redemption requests for the Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain the Fund’s target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

The Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

The Fund may invest in any or all of the asset class categories or DFA Underlying Funds, but is not required to invest in every asset class category or DFA Underlying Fund or in any particular percentage of a DFA Underlying Fund. PLFA may add, replace or remove asset class categories or DFA Underlying Funds as it deems appropriate to meet the Fund’s investment goal at any time without shareholder notice.

For information on the DFA Underlying Funds in which the Fund may invest, see the Trust’s SAI, which can be obtained as described in the Where to Go For More Information section of this Prospectus. For information on how to access the actual month-end holdings for this Fund, see Portfolio Holdings Information in the Where to Go For More Information section of this Prospectus.

Principal Risks: The Fund is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. In addition, the following is a list of the principal risks for the Fund resulting from the allocations to the DFA Underlying Funds. The risks listed may be associated with one or more DFA Underlying Funds and are described in the Additional Information About Principal Risks section of this Prospectus.

Principal Risks from Holdings in DFA Underlying Funds:

● Active Management Risk	● Geographic Focus Risk	● Liquidity Risk
● Credit Risk	● Growth Companies Risk	● Mid-Capitalization Companies Risk
● Currency Risk	● Interest Rate Risk	● Securities Lending Risk
● Debt Securities Risk	● Large-Capitalization Companies Risk	● Small-Capitalization Companies Risk
● Derivatives Risk	● Leverage Risk	● U.S. Government Securities Risk
● Equity Securities Risk	● LIBOR Transition Risk	● Value Companies Risk
● Foreign Markets Risk

Pacific Dynamix Portfolios

Investment Goals:

Pacific Dynamix – Conservative Growth Portfolio seeks current income and moderate growth of capital.

Pacific Dynamix – Moderate Growth Portfolio seeks long-term growth of capital and low to moderate income.

Pacific Dynamix – Growth Portfolio seeks moderately high, long-term growth of capital with low, current income.

Principal Investment Strategies

Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth, (together, the “Pacific Dynamix Portfolios”) are each an asset allocation “fund of funds” that seeks to achieve its investment goal by investing primarily in Class P shares of certain funds of the Trust, called Pacific Dynamix Underlying Funds. Each Fund seeks to optimize returns given a certain level of risk tolerance for investors. Under normal market conditions, each Fund targets approximate exposures to the two broad asset classes of debt and equity as described in its Fund summary. These broad asset class target allocations are target allocations; the actual allocations may vary as described below.

The theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term. This assumes that asset classes may not move in tandem and that positive returns in one or more asset classes may help offset negative returns in other asset classes.

PLFA, the investment adviser to the Pacific Dynamix Portfolios, manages and oversees each Fund through a multi-step process that includes:

(1) Asset Allocation/Portfolio Construction. PLFA manages each Pacific Dynamix Portfolio using an approximate 20 year investment horizon, meaning that its investment decisions are based on a 20 year outlook for the Fund. A Model is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes the following asset class categories, among others: investment grade bonds and high yield/high risk bonds.

PLFA may adjust the Fund’s broad asset class target allocations, and/or adjust the asset class category target allocations in the Model, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from the target allocations.

PLFA then determines the amount of the Fund’s assets to invest in each Pacific Dynamix Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

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(2) Manager Oversight. Once PLFA has conducted its manager search process and selected particular firms to manage the Pacific Dynamix Underlying Funds, PLFA draws upon the capabilities of these firms to manage the assets of each Pacific Dynamix Underlying Fund, each of which has its own investment style and acts independently of other Pacific Dynamix Underlying Fund Managers. PLFA monitors and evaluates each Pacific Dynamix Underlying Fund Manager to seek to ensure that the Manager’s investment style and approach continue to be appropriate for the respective Pacific Dynamix Underlying Fund. To that end, PLFA evaluates factors such as portfolio manager tenure and turnover, performance in comparison to comparable peer funds, and change in investment composition or strategy to seek to minimize any deviation in the expected investment style of the Pacific Dynamix Underlying Funds. PLFA also regularly communicates with and periodically visits Pacific Dynamix Underlying Fund Managers to discuss the Manager’s outlook and positioning of the Pacific Dynamix Underlying Fund. PLFA may change the Manager of a Pacific Dynamix Underlying Fund or add a Manager to co-manage a Pacific Dynamix Underlying Fund with the existing Manager with approval from the Board of Trustees, which could impact the Fund.

(3) Investment Risk Management. PLFA analyzes the risks arising from the investments of the Fund, evaluates the impact of any risk exposures on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result. PLFA utilizes various risk management tools and resources to assess risks.

The Pacific Dynamix Underlying Funds are index funds, which are funds that seek to match the investment returns of specified stock or bond indices.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, which may include U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities; debt instruments of varying duration and high yield/high risk bonds.

Investments of the Pacific Dynamix Underlying Funds that invest primarily in equity instruments include: growth and value stocks; mid- and large-capitalization companies; and domestic and foreign stocks (which may be U.S. dollar or foreign currency denominated).

When PLFA adjusts a target allocation for a Fund, it will reallocate the assets of the Fund to align with the new adjusted allocation. This reallocation may take place over a period of time, which is usually not more than 90 days, during which the Fund will deviate from the new adjusted allocation. In addition, actual holdings of each of the Pacific Dynamix Portfolios could vary from its target allocations due to actual cash flows and changes to the Pacific Dynamix Underlying Fund asset values as a result of market movements and portfolio management decisions. Actual allocations may also vary from the target allocations if a Fund takes a temporary defensive position. If PLFA determines that adverse market, economic, political or other conditions warrant a temporary defensive position for a Fund, the Fund temporarily may invest inconsistent with its principal investment strategies in, partially or extensively, certain Pacific Dynamix Underlying Funds or other investments that PLFA determines appropriate for such conditions. If PLFA makes such a determination, these investments could affect the Fund’s performance adversely and the Fund may not achieve its investment goal.

When investing purchase proceeds and meeting redemption requests for a Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain the Fund’s target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

Each Fund may invest a significant portion of its assets in any single Pacific Dynamix Underlying Fund. Each Fund is expected to be as fully invested as practical, but may maintain liquidity reserves to meet redemption requests.

Each of the Pacific Dynamix Portfolios may invest in any or all of the asset class categories or Pacific Dynamix Underlying Funds, but is not required to invest in every asset class category or Pacific Dynamix Underlying Fund or in any particular percentage of a Pacific Dynamix Underlying Fund. PLFA may add, replace or remove asset class categories or Pacific Dynamix Underlying Funds as it deems appropriate to meet each Fund’s investment goal at any time without shareholder notice.

For information on how to access the actual month-end holdings for the Pacific Dynamix Portfolios, see Portfolio Holdings Information in the Where to Go For More Information section of this Prospectus. For information about the Pacific Dynamix Underlying Funds (including investment strategies), see the Trust’s Class P prospectus and the SAI, which can be obtained as described in the Where to Go For More Information of this Prospectus.

Principal Risks: Each of the Pacific Dynamix Portfolios is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. In addition, the following is a list of the principal risks for each Pacific Dynamix Portfolio resulting from its respective allocations to the Pacific Dynamix Underlying Funds. The risks listed may be associated with one or more Pacific Dynamix Underlying Funds and are described in the Additional Information About Principal Risks section of this Prospectus.

Pacific Dynamix – Conservative Growth Portfolio

Principal Risks from Holdings in Pacific Dynamix Underlying Funds:

● Credit Risk	● Index Sampling Risk	● Non-Diversification Risk
● Currency Risk	● Industry Concentration Risk	● Passive Management Risk

● Debt Securities Risk	● Interest Rate Risk	● Technology Sector Risk
● Equity Securities Risk	● Large-Capitalization Companies Risk	● Tracking Error Risk
● Foreign Markets Risk	● LIBOR Transition Risk	● Underlying Fund Risk
● Geographic Focus Risk	● Liquidity Risk	● U.S. Government Securities Risk

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● Growth Companies Risk	● Mortgage-Related and Other Asset-	● Value Companies Risk
● High Yield/High Risk or “Junk”	Backed Securities Risk
Securities Risk

Pacific Dynamix – Moderate Growth Portfolio

Principal Risks from Holdings in Pacific Dynamix Underlying Funds:

● Credit Risk	● Industry Concentration Risk	● Non-Diversification Risk
● Currency Risk	● Interest Rate Risk	● Passive Management Risk
● Debt Securities Risk	● Large-Capitalization Companies Risk	● Technology Sector Risk
● Equity Securities Risk	● LIBOR Transition Risk	● Tracking Error Risk
● Foreign Markets Risk	● Liquidity Risk	● Underlying Fund Risk
● Geographic Focus Risk	● Mid-Capitalization Companies Risk	● U.S. Government Securities Risk
● Growth Companies Risk	● Mortgage-Related and Other Asset-	● Value Companies Risk
● Index Sampling Risk	Backed Securities Risk

Pacific Dynamix – Growth Portfolio

Principal Risks from Holdings in Pacific Dynamix Underlying Funds:

● Credit Risk	● Industry Concentration Risk	● Non-Diversification Risk
● Currency Risk	● Interest Rate Risk	● Passive Management Risk
● Debt Securities Risk	● Large-Capitalization Companies Risk	● Technology Sector Risk
● Equity Securities Risk	● LIBOR Transition Risk	● Tracking Error Risk
● Foreign Markets Risk	● Liquidity Risk	● Underlying Fund Risk
● Geographic Focus Risk	● Mid-Capitalization Companies Risk	● U.S. Government Securities Risk
● Growth Companies Risk	● Mortgage-Related and Other Asset-	● Value Companies Risk
● Index Sampling Risk	Backed Securities Risk

Portfolio Optimization Portfolios

Investment Goals:

Portfolio Optimization Conservative Portfolio seeks current income and preservation of capital.

Portfolio Optimization Moderate-Conservative Portfolio seeks current income and moderate growth of capital.

Portfolio Optimization Moderate Portfolio seeks long-term growth of capital and low to moderate income.

Portfolio Optimization Growth Portfolio seeks moderately high, long-term capital appreciation with low, current income.

Portfolio Optimization Aggressive-Growth Portfolio seeks high, long-term capital appreciation.

Principal Investment Strategies

Portfolio Optimization Conservative Portfolio, Portfolio Optimization Moderate-Conservative Portfolio, Portfolio Optimization Moderate Portfolio, Portfolio Optimization Growth Portfolio and Portfolio Optimization Aggressive-Growth Portfolio (together, the “Portfolio Optimization Portfolios”) are each an asset allocation “fund of funds” that seeks to achieve its investment goal by investing in the Class P shares of certain Funds of the Trust (“Underlying Funds”). Each Portfolio Optimization Portfolio seeks to optimize returns given a certain level of risk tolerance for investors. Under normal market conditions, each Fund targets approximate exposures to the two broad asset classes of debt and equity as described in its Fund Summary; however, the actual allocations to the two broad asset classes may vary as described below.

The theory behind asset allocation is that diversification among asset classes in general can help reduce volatility over the long term. This assumes that asset classes may not move in tandem and that positive returns in one or more asset classes may help offset negative returns in other asset classes.

PLFA, the investment adviser to the Portfolio Optimization Portfolios, manages and oversees each Fund through the following multi-step process:

(1) Asset Allocation/Portfolio Construction. PLFA manages each Portfolio Optimization Portfolio using an approximate 20 year investment horizon, meaning that its investment decisions are based on a 20 year outlook for that Fund. A Model is developed annually that seeks to meet the Fund’s investment goal over this period. Within each broad asset class, there are narrower asset class categories which are used to develop the Model. The allocations for the broad asset classes and narrower asset class categories are taken into consideration in developing the Model. The broad equity asset class includes asset class categories such as domestic small-capitalization, mid-capitalization and large-capitalization, growth and value strategies, and international and emerging market equities. The broad debt asset class includes asset class categories such as investment grade bonds, high yield/high risk bonds, bank loans, international debt and emerging market debt.

PLFA then determines the amount of the Fund’s assets to invest in each Underlying Fund in order to obtain the broad asset class exposures and asset class category exposures designated by the Model for the Fund.

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PLFA may adjust each Fund’s targeted broad asset class allocations of debt and equity, and/or adjust the narrower asset class category allocations in the Model and/or the allocations to the Underlying Funds, at any time as they deem necessary, based on PLFA’s views of market conditions, its outlook for various asset class categories or other factors. However, the Fund’s actual broad asset class allocations are not normally expected to vary by more than 10% from its stated target allocations.

(2) Manager Oversight. Once PLFA has conducted its manager search process and selected particular firms to manage the Underlying Funds, PLFA draws upon the capabilities of these firms to manage the assets of each Underlying Fund, each of which has its own investment style and acts independently of other Underlying Fund Managers. PLFA monitors and evaluates each Underlying Fund Manager to seek to ensure that the Manager’s investment style and approach continue to be appropriate for the Underlying Fund it manages. To that end, PLFA evaluates factors such as portfolio manager tenure and turnover, performance in comparison to comparable peer funds, and change in investment composition or strategy to seek to minimize any deviation in the expected investment style of the Underlying Funds. PLFA also regularly communicates with and periodically visits Underlying Fund Managers to discuss that Manager’s outlook and positioning of the Underlying Fund. PLFA may change the Manager of an Underlying Fund or add a Manager(s) to co-manage an Underlying Fund with the existing Manager with approval from the Board of Trustees, which could impact the Fund.

(3) Investment Risk Management. PLFA monitors and analyzes the risks arising from the investments of the Fund, evaluates the impact of any risk exposures on the Fund’s risk/return objectives and considers adjustments to the Fund’s allocations as a result. PLFA utilizes various risk management tools and resources to assess risks.

Investments of the Underlying Funds that invest primarily in equity instruments include: growth and value stocks; large-, mid- and small-capitalization companies; stocks of companies with a history of paying dividends; sector-specific stocks; and domestic and foreign stocks, including emerging market stocks (which may be U.S. dollar or foreign currency denominated).

Investments of the Underlying Funds that invest primarily in debt instruments include: investment grade debt securities, including U.S. Government securities, corporate bonds, mortgage-related securities, and other asset-backed securities; foreign debt securities, including emerging market debt; debt instruments of varying duration; convertible securities; high yield/high risk bonds; floating rate loans; and inflation-indexed bonds.

Certain Underlying Funds may also use derivatives such as: forwards; futures contracts and options on securities, indices, currencies and other investments; and swaps (including interest rate, cross-currency, total return and credit default swaps). An Underlying Fund may use derivatives generally as a substitute for direct investment in a security, to attempt to hedge or reduce risk, or to seek to enhance investment returns.

When PLFA adjusts a target allocation for a Fund, it will reallocate the assets of the Fund to align with the new adjusted allocation. This reallocation may take place over a period of time, which is usually not more than 90 days, during which the Fund will deviate from the new adjusted allocation. In addition, actual holdings of each of the Portfolio Optimization Portfolios could vary from its target allocations due to actual cash flows and changes to their Underlying Fund asset values as a result of market movements and portfolio management decisions. Actual allocations may also vary from the target allocations if a Fund takes a temporary defensive position. If PLFA determines that adverse market, economic, political or other conditions warrant a temporary defensive position for a Fund, the Fund temporarily may invest inconsistent with its principal investment strategies in, partially or extensively, certain Underlying Funds or other investments that PLFA determines appropriate for such conditions. If PLFA makes such a determination, these investments could affect the Fund’s performance adversely and the Fund may not achieve its investment goal.

With respect to the Portfolio Optimization Conservative Portfolio’s investment goal, “preservation of capital” refers to investing in these principal investments with the intention of helping to stabilize and preserve the value of an investment in that Fund.

When investing purchase proceeds and meeting redemption requests for a Fund, PLFA may use a methodology to identify assets to be purchased or sold by the Fund that factors in the target allocations and the current allocations of the Fund. This methodology is intended to help maintain the Fund’s target allocations, although there is no assurance that the Fund will maintain its target allocations using this methodology.

Each Fund may invest a significant portion of its assets in any single Underlying Fund. Each Fund is expected to be as fully invested as practical, although it may maintain liquidity reserves to meet redemption requests.

Each of the Portfolio Optimization Portfolios may invest in any or all of the asset class categories within each broad asset class in any or all of the Underlying Funds, but is not required to invest in every asset class category or every Underlying Fund or in any particular percentage of any asset class category or Underlying Fund. PLFA has sole discretion in selecting the Underlying Funds for investment and in adjusting a Fund’s allocations to an Underlying Fund, and may add, replace or remove asset class categories or Underlying Funds as it deems appropriate to meet each Fund’s investment goal at any time without shareholder notice.

For information on the Underlying Funds in which each of the Portfolio Optimization Portfolios may invest, see the Trust’s SAI, which can be obtained as described in the Where to Go For More Information section of this Prospectus. For information on how to access the actual month-end holdings for the Portfolio Optimization Portfolios, see Portfolio Holdings Information in the Where to Go For More Information section of this Prospectus.

Principal Risks: Each of the Portfolio Optimization Portfolios is subject to Asset Allocation Fund of Funds Risk and Conflicts of Interest Risk. In addition, the following is a list of the principal risks for each Portfolio Optimization Portfolio resulting from its respective allocations

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to the Underlying Funds. The risks listed may be associated with one or more Underlying Funds and are in the Additional Information About Principal Risks section of this Prospectus.

Portfolio Optimization Conservative Portfolio

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Floating Rate Loan Risk	● LIBOR Transition Risk
● Convertible Securities Risk	● Foreign Markets Risk	● Liquidity Risk
● Credit Risk	● Geographic Focus Risk	● Mid-Capitalization Companies Risk
● Currency Risk	● High Yield/High Risk or “Junk”	● Mortgage-Related and Other Asset-
● Debt Securities Risk	Securities Risk	Backed Securities Risk
● Derivatives Risk	● Inflation-Indexed Debt Securities Risk	● Underlying Fund Risk
● Emerging Markets Risk	● Interest Rate Risk	● U.S. Government Securities Risk
● Equity Securities Risk	● Large-Capitalization Companies Risk	● Value Companies Risk
● Financial Sector Risk	● Leverage Risk

Portfolio Optimization Moderate-Conservative Portfolio

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Floating Rate Loan Risk	● LIBOR Transition Risk
● Consumer Non-Cyclical Sector Risk	● Foreign Markets Risk	● Liquidity Risk
● Convertible Securities Risk	● Geographic Focus Risk	● Mid-Capitalization Companies Risk
● Credit Risk	● Growth Companies Risk	● Mortgage-Related and Other Asset-
● Currency Risk	● High Yield/High Risk or “Junk”	Backed Securities Risk
● Debt Securities Risk	Securities Risk	● Small-Capitalization Companies Risk
● Derivatives Risk	● Inflation-Indexed Debt Securities Risk	● Underlying Fund Risk
● Emerging Markets Risk	● Interest Rate Risk	● U.S. Government Securities Risk
● Equity Securities Risk	● Large-Capitalization Companies Risk	● Value Companies Risk
● Financial Sector Risk	● Leverage Risk

Portfolio Optimization Moderate Portfolio

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Floating Rate Loan Risk	● LIBOR Transition Risk
● Consumer Non-Cyclical Sector Risk	● Foreign Markets Risk	● Liquidity Risk
● Convertible Securities Risk	● Geographic Focus Risk	● Mid-Capitalization Companies Risk
● Credit Risk	● Growth Companies Risk	● Mortgage-Related and Other Asset-
● Currency Risk	● High Yield/High Risk or “Junk”	Backed Securities Risk
● Debt Securities Risk	Securities Risk	● Small-Capitalization Companies Risk
● Derivatives Risk	● Inflation-Indexed Debt Securities Risk	● Technology Sector Risk
● Emerging Markets Risk	● Interest Rate Risk	● Underlying Fund Risk
● Equity Securities Risk	● Large-Capitalization Companies Risk	● U.S. Government Securities Risk
● Financial Sector Risk	● Leverage Risk	● Value Companies Risk

Portfolio Optimization Growth Portfolio

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Floating Rate Loan Risk	● LIBOR Transition Risk
● Consumer Non-Cyclical Sector Risk	● Foreign Markets Risk	● Liquidity Risk
● Convertible Securities Risk	● Geographic Focus Risk	● Mid-Capitalization Companies Risk
● Credit Risk	● Growth Companies Risk	● Mortgage-Related and Other Asset-
● Currency Risk	● High Yield/High Risk or “Junk”	Backed Securities Risk
● Debt Securities Risk	Securities Risk	● Small-Capitalization Companies Risk
● Derivatives Risk	● Inflation-Indexed Debt Securities Risk	● Technology Sector Risk
● Emerging Markets Risk	● Interest Rate Risk	● Underlying Fund Risk
● Equity Securities Risk	● Large-Capitalization Companies Risk	● U.S. Government Securities Risk
● Financial Sector Risk	● Leverage Risk	● Value Companies Risk

Portfolio Optimization Aggressive-Growth Portfolio

Principal Risks from Holdings in Underlying Funds:

● Active Management Risk	● Foreign Markets Risk	● Mid-Capitalization Companies Risk
● Communications Sector Risk	● Geographic Focus Risk	● Mortgage-Related and Other Asset-
● Consumer Non-Cyclical Sector Risk	● Growth Companies Risk	Backed Securities Risk
● Credit Risk	● High Yield/High Risk or “Junk”	● Small-Capitalization Companies Risk
● Currency Risk	Securities Risk	● Technology Sector Risk
● Debt Securities Risk	● Interest Rate Risk	● Underlying Fund Risk
● Derivatives Risk	● Large-Capitalization Companies Risk	● U.S. Government Securities Risk
● Emerging Markets Risk	● Leverage Risk	● Value Companies Risk

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● Equity Securities Risk	● LIBOR Transition Risk
● Financial Sector Risk	● Liquidity Risk

Additional Information About Principal Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the principal risks of the Funds identified in the Fund Summaries section.

Performance of a Fund will vary – Performance is affected by changes in the economy and financial markets. The value of a Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

● Active Management Risk: A portfolio manager’s judgments about the potential value or price appreciation of an investment may prove to be incorrect or fail to have the intended results, which could negatively impact a Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal. A portfolio manager’s investment strategies are also discretionary and there can be no assurance that their investment strategies will be advantageous for a Fund. From time to time, the activities of a portfolio manager’s firm (and/or its affiliates) may be limited because of regulatory restrictions and/or their own internal policies or market, liquidity or other issues which may limit the investment opportunities for a Fund managed by such firm. Investments held for cash management or temporary defensive investing purposes can fluctuate in value and are subject to risk, including market and regulatory, interest rate and credit risks. Uninvested cash will be subject to the credit risk of the depositary institution holding the cash, in which case it is possible that no income would be earned on the cash and yield would go down. If significant assets are used for cash management or defensive investing purposes, investment goals may not be met.

● Asset Allocation Fund of Funds Risk: Although the theory behind asset allocation is that diversification among asset classes can help reduce volatility over the long term, you still may lose money and/or experience price volatility. Because an ESG Underlying Fund’s, DFA Underlying Fund’s, Pacific Dynamix Underlying Fund’s or Underlying Fund’s investments can change due to market movements, the respective ESG Underlying Fund, DFA Underlying Fund, Pacific Dynamix Underlying Fund or Underlying Fund Manager’s investment decisions or other factors, PLFA estimates each ESG Underlying Fund, DFA Underlying Fund’s, Pacific Dynamix Underlying Fund’s or Underlying Fund’s investment exposures to determine a fund of fund’s allocations to the respective ESG Underlying Fund, DFA Underlying Fund, Pacific Dynamix Underlying Fund or Underlying Fund. As a result, a Fund’s actual asset class allocations may deviate from the intended allocation, which could result in the Fund’s risk/return target not being met. Fund of funds shareholders also bear indirectly their proportionate share of the expenses of the respective ESG Underlying Fund, DFA Underlying Fund, Pacific Dynamix Underlying Fund or Underlying Fund in which the Fund invests. Performance of and assumptions about asset classes and ESG Underlying Funds, DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds may also diverge from historical performance and assumptions used to develop the allocations in light of actual market conditions. There is a risk that you could achieve better returns by investing in an individual fund or funds representing a single broad asset class category rather than investing in a fund of funds.

● Communications Sector Risk: Companies in the communications sector may be adversely impacted by rapid obsolescence of products and services as a result of technological improvements and innovations, intense competitive pressures such as pricing and cost competition and technological advancements by competitors, and changing consumer preferences which create unpredictability with supply and demand for a company’s products. Companies in the communications sector may also be affected by outsized research and development costs, substantial capital requirements and changes in government regulation. While all companies are susceptible to cybersecurity breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of information or disruptions in service, which could have a material adverse effect on their businesses.

● Conflicts of Interest Risk: PLFA is subject to competing interests that have the potential to influence its decision-making with regard to the selection of ESG Underlying Funds, DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds for a fund of funds of the Trust. For example, one Underlying Fund may be managed by an affiliate of PLFA or may provide a higher management fee or result in greater profitability to PLFA than another Underlying Fund, which may provide PLFA with incentive to use that Fund as an Underlying Fund. Likewise, the impact of any fee waivers or expense reimbursements may provide an incentive to allocate assets to Pacific Dynamix Underlying Funds or Underlying Funds that reduce the waiver or reimbursement obligations of PLFA. In addition, PLFA may believe that certain Pacific Dynamix Underlying Funds or Underlying Funds may benefit from additional assets or could be harmed by redemptions, which may provide PLFA with an incentive to direct assets to those Pacific Dynamix Underlying Funds or Underlying Funds. As investment adviser to the Funds, PLFA has duties to each Fund and its shareholders and at times there may be some conflicts between the interests of the direct shareholders of an Underlying Fund of the Trust and shareholders of a fund of funds of the Trust. The ESG Underlying Funds are comprised of funds affiliated and unaffiliated with PLFA which present potential conflicts of interest when PLFA is making allocation decisions for the ESG Portfolios. Allocating to an affiliated fund may provide benefits to PLFA that are not present with an unaffiliated fund, such as management fees being earned at the Fund level and affiliated ESG Underlying Fund level by PLFA. PLFA seeks to identify and address any potential conflicts in a manner that is fair for the ESG Underlying Fund, Pacific Dynamix Underlying Fund, Underlying Fund, the fund of funds and their shareholders. PLFA has adopted a policy under which investment decisions for a fund of funds of the Trust must be made in the best interests of the fund of funds and its shareholders, and PLFA may take into account the interests of an ESG Underlying Fund, Pacific Dynamix Underlying Fund, Underlying Fund and its shareholders when making investment decisions for the fund of funds.

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PLFA may consider certain business factors of its affiliates, Pacific Life and PL&A (together, the “Insurers”) when making decisions regarding the selection of ESG Underlying Funds, DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds for a fund of funds of the Trust. For example, in certain of the variable products the Insurers offer optional guaranteed lifetime income benefits or death benefits (“Riders”) under which the Insurers assume investment and other risks, and their exposure and required reserves may be affected by gains or losses incurred in the variable products. PLFA’s investment decisions in allocating monies to the available ESG Underlying Funds, DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds may be influenced by these factors. For example, in volatile markets, the Insurers may benefit from allocation percentages that are designed in a more conservative fashion, such as by increasing allocations to ESG Underlying Funds, DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds invested principally in debt securities of various categories that may reduce a fund of fund’s overall equity exposure, so as to help reduce potential losses. Alternatively, in less volatile markets, the Insurers may benefit from allocation percentages that are designed in a more aggressive fashion, such as by increasing allocations to ESG Underlying Funds, DFA Underlying Funds, Pacific Dynamix Underlying Funds or Underlying Funds invested principally in equity securities to seek to generate gains. If the strategies are successful, these variable products owners should generally see their contract/policy value increase, although to a lesser degree than the equity markets. The Trust has also adopted procedures to address potential conflicts of interest. While the investment process is intended to produce allocation decisions that are in the best interests of fund of fund’s shareholders, shareholders should be aware that PLFA’s investment decisions may be influenced by the conflicts described above and other potential conflicts of interest.

PLFA is also subject to competing interests in making recommendations regarding Managers of the Pacific Dynamix Underlying Funds or Underlying Funds in which a fund of funds of the Trust may invest. With respect to retaining new Managers for Pacific Dynamix Underlying Funds or Underlying Funds, if a PLFA affiliate has investment advisory capabilities in investment strategies used or to be used by a Pacific Dynamix Underlying Fund or Underlying Fund, then PLFA may be influenced to recommend its affiliate as Manager of that Pacific Dynamix Underlying Fund or Underlying Fund. With respect to Underlying Funds already managed by a PLFA affiliate, these competing interests may influence PLFA with regard to remedial measures that it might recommend in the event such a Fund was underperforming. For example, in the case of an underperforming Underlying Fund managed by Pacific Asset Management LLC, PLFA may be influenced to recommend the pursuit of remedial measures other than replacement of its affiliate as a Manager of the Fund and to pursue such remedial measures for a longer period of time than might be the case if the Underlying Fund were managed by an unaffiliated Manager.

PLFA provides asset allocation advisory services to various mutual funds. Although some of the Funds may have names or investment goals that resemble other Funds managed by PLFA, they will not have the same allocation percentages, underlying holdings or performance.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Convertible Securities Risk: Convertible securities are generally subject to the risks of stocks when the underlying stock price is high relative to the conversion price (because the conversion feature is more valuable) and to the risks of debt securities when the underlying stock price is low relative to the conversion price (because the conversion feature is less valuable). Convertible securities are also generally subject to credit risk, as they tend to be of lower credit quality, and interest rate risk, though they generally are not as sensitive to interest rate changes as conventional debt securities. A convertible security’s value also tends to increase and decrease with the underlying stock and typically has less potential for gain or loss than the underlying stock.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities (such as loans) may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC

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for Fitch and S&P, or Caa for Moody’s, indicate a current vulnerability for default (“stressed”). Ratings below those levels indicate a higher vulnerability to default (“distressed”) or default itself. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s SAI.

Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1 Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

● Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments denominated in or with exposure to that foreign currency. For Funds that may hold short currency exposure, an appreciation in the value of the currency shorted would incur a loss for the Fund. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk and credit risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security

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and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security.

● Derivatives Risk: A Fund’s use of forward commitments, futures contracts, options or swap agreements (types of derivative instruments) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, market risk, regulatory risk, liquidity and valuation risk, operational risk, correlation risk, legal risk and premium risk. These risks are different from, and may be greater than, the risks involved if the Fund were to invest directly in the asset (e.g., a security, currency or index) underlying the derivative (the underlying Reference asset). The use of these instruments may, in some cases, cause a Fund to realize higher amounts of short-term capital gains and ordinary income (generally taxed at ordinary income tax rates) than if the Fund had not engaged in such transactions.

o Counterparty Risk – Derivative transactions that are privately negotiated in the “over-the-counter” market, such as forward commitments and most swap agreements, involve the risk that the party with whom the Fund has entered into the transaction (the counterparty) will be unable to fulfill its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty. Because these instruments are privately negotiated, unlike exchange-traded contracts, they are subject to a greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the underlying Reference asset. For derivatives traded on an exchange or through a central clearinghouse, such as futures contracts and most options, counterparty risk is still present with the Fund’s clearing broker, or the clearinghouse itself.

o Leverage Risk – A forward commitment, futures contract, option or swap agreement provides exposure to potential gain or loss from a change in the level of the market price of the underlying Reference asset (such as a security, currency, index or basket of securities) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the Fund’s position. The use of leverage could result in increased return but also creates the possibility for greater loss on the investment (including larger swings in value for the Fund). In some instances, the loss can exceed the net assets of the Fund.

o Market Risk – Market risk generally refers to risk from potential adverse market movements in relation to a Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns. Price volatility of an investment refers to the variation of changes in that investment’s value over time as a result of market movements. Thus, an investment with higher price volatility is likely to have greater price swings over shorter time periods than an investment with lower price volatility, and a Fund that invests in more volatile investments may see its value also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer. Adverse changes in the value or level of the underlying Reference asset, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. In addition, changes in the value of a derivative may be more sensitive to market factors than, the underlying Reference asset so that the Fund may lose more than the initial amount invested. Market risk may also impact a Fund’s obligations and exposures.

o Regulatory Risk – Governmental and regulatory actions relating to a mutual fund’s use of derivatives (such as forward commitments, futures contracts, options and swap agreements) and related instruments, including tax law changes, may limit a Fund’s ability to invest or remain invested in derivatives and adversely affect the value of derivatives and the Fund’s performance.

o Liquidity and Valuation Risk – Where an active secondary market for an over-the-counter derivative instrument (such as forward commitments, options and most swap agreements) is lacking, a Fund may be unable to exercise, sell or otherwise close its position in the instrument, which could expose the Fund to losses and make the position more difficult for the Fund to value accurately. In these circumstances, a Fund may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Less liquidity also means that more subjectivity may be used in establishing the value of the position. For example, if market quotations are not readily available or reliable for these investments, the investments will be valued by a method that reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments.

o Operational Risk – A Fund that engages in derivatives transactions will be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error (including manual processes).

o Correlation Risk – The value of a forward commitment, futures contract, option or swap agreement may not correlate precisely with the value of its respective underlying Reference asset, and the Fund could therefore lose more than it invested. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged.

o Legal Risk – Legal risks related to documentation/agreements, capacity or authority of a counterparty, or issues regarding the legality or enforceability of a contract, may limit a Fund’s ability to invest or remain invested in derivatives.

o Premium Risk – A Fund that utilizes options is subject to the risk of losing the premium it paid to purchase an option if the price of the underlying Reference asset decreases or remains the same (for a call option) or increases or remains the same (for

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a put option). If a call or put option that a Fund purchased were allowed to expire without being sold or exercised, its premium would be a loss to the Fund.

● Dividend-Oriented Companies Risk: Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could reduce the value of the issuer’s stock and the yield of the Fund and lower performance for the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. A Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Information, including financial information, about companies in emerging markets may be less available and reliable which can impede a Fund’s ability to evaluate companies in emerging markets. In addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. If an international body (such as the United Nations) or a sovereign state (such as the United States) imposes economic sanctions, trade embargoes or other restrictions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such restrictions may be frozen or otherwise suspended or restricted, prohibiting or impeding the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from or impeded in investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund.

Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. Such government intervention could cause the Fund to be unable to access or transact in its investments in such markets, including cash holdings. Greater governmental control could also require repatriation of sales proceeds. The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. This may include limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB registered accounting firms located in certain emerging market countries (especially China); restricting the ability of U.S authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies. A Fund's investments in securities of emerging market countries or issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in emerging market countries described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

● Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up and down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Income from equity securities may be reduced by changes in the dividend policies of issuers and there is no guarantee that issuers will distribute dividends in the future or that dividends will remain at current levels or increase over time. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

● ESG Criteria Risk: The sub-adviser’s consideration of ESG Criteria in its investment process for an ESG Underlying Fund could cause the ESG Portfolios to forgo investment opportunities available to funds not using these criteria and underperform such funds. Further, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. An independent third party ESG data provider’s assessment of the financial materiality of ESG factors could be inaccurate, which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider’s. Because the methodologies for providers are different, if one of the third-party ESG data providers were to be replaced, the Fund’s portfolio could look different. Application of the ESG Criteria may also affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Given that the ESG Criteria is qualitative and subjective by nature, there can be no assurance that the ESG Criteria utilized by the sub-adviser or any judgment exercised by the sub-adviser will reflect the beliefs or values of any particular investor. Given

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the subjective nature of ESG Criteria, it is also possible that the ESG exclusions and metrics screens may not always be effective in screening out all ESG issues that an issuer might have.

● ESG Underlying Fund Risk: The PF Fund is available for investment by the ESG Portfolios. As a result, a significant percentage of the PF Fund’s outstanding shares may be held by one of the ESG fund of funds, and a change in asset allocation could result in large redemptions out of the PF Fund, causing potential increases in expenses to the PF Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

● Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

● Floating Rate Loan Risk: Floating rate loans (or bank loans) are usually rated below investment grade and thus are subject to high yield/high risk or “junk” securities risk. The market for floating rate loans is a private interbank resale market and thus may be subject to irregular trading activity, wide bid/ask spreads and delayed settlement periods, which may result in cash proceeds not being immediately available to a Fund. As a result, a Fund that invests in floating rate loans may be subject to greater liquidity risk than a Fund that does not. Funds that invest in floating rate loans take steps to maintain adequate liquidity, such as borrowing cash under a line of credit or other facility through their custodian bank; however, these actions may increase expenses to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress. Investments in floating rate loans are typically in the form of a participation or assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. In a loan participation, a Fund may participate in such syndications, or buy part of a loan, becoming a part lender. In a loan participation, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with the financial intermediary that syndicated the loan. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. In addition, a Fund may not be able to control the exercise of remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. In purchasing an assignment, a Fund succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. Accordingly, if the loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Floating rate loans are also subject to prepayment risk. Borrowers may pay off their loans sooner than expected, particularly when interest rates are falling. A Fund investing in such securities will be required to reinvest this money at lower yields, which can reduce its returns. Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. Prepayment and call risk typically occur when interest rates are declining.

In addition, the floating rate feature of loans means that floating rate loans will not generally experience capital appreciation in a declining interest rate environment. Conversely, when interest rates are rising, the duration of such securities tends to extend, making them more sensitive to changes in interest rates (extension risk), although floating rate debt securities are typically less exposed to this risk than fixed rate debt securities.

Floating rate loans generally are subject to restrictions on transfer and may be difficult to sell at a time when the Manager seeks to sell the loan or may only be sold at prices that are less than their fair market value. Fair market value may be difficult to establish for loans. A loan may not be fully collateralized and can decline significantly in value. In addition, access to collateral backing the loan may be limited by bankruptcy or other insolvency laws. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

A loan may also be in the form of a bridge loan, which is designed to provide temporary or “bridge” financing to a borrower, pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A bridge loan involves a risk that the borrowers may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A loan may be a senior loan or a junior loan. Senior loans typically provide lenders with a first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to certain limitations of bankruptcy law). However, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In addition, senior loans are subject to the risk that a court could subordinate such senior loans to presently existing or future indebtedness of the borrower, or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. Any such actions could negatively affect a Fund’s performance. To the extent a Fund invests in junior loans, these loans involve a higher degree of overall risk than senior loans of the same borrower because of their lower place in the borrower’s capital structure and possible unsecured status.

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A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans.

Although the overall size and number of participants in the market for floating rate loans (or bank loans) has grown over the past decade, floating rate loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of floating rate loans are generally subject to contractual restrictions that must be satisfied before a floating rate loan can be bought or sold. These restrictions may impede a Fund’s ability to buy or sell floating rate loans, negatively impact the transaction price, and impede a Fund’s ability to timely vote or otherwise act with respect to floating rate loans. As a result, it may take longer than seven days for transactions in floating rate loans to settle, which make it more difficult for a Fund to raise cash to pay investors when they redeem their shares in the Fund. A Fund may then have to sell its floating rate loans or other investments at an unfavorable time and/or under unfavorable conditions, hold cash, temporarily borrow from banks or other lenders or take other actions to meet short-term liquidity needs in order to satisfy redemption requests from Fund shareholders and may be adversely impacted. These actions may impact a Fund’s performance (in the case of holding cash or selling securities) or increase a Fund’s expenses (in the case of borrowing).

It is also unclear whether the U.S. federal securities laws, which afford certain protections against fraud and misrepresentation in connection with the offering or sale of a security, as well as against manipulation of trading markets for securities, would be available to a Fund’s investments in a loan. This is because a loan may not be deemed to be a security in certain circumstances. In these instances, the Fund may need to rely on contractual provisions in the loan documents for some protections and also avail itself of common law fraud protections under applicable state law, which could increase the risk and expense to the Fund of investing in loans. In addition, holders of such loans may from time to time receive confidential information about the borrower. In certain circumstances, this confidential information may be considered material non-public information. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund that receives confidential information about a borrower for loan investments might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. For this reason, a Fund or its Manager may determine not to receive confidential information about a borrower for loan investments, which may disadvantage the Fund relative to other investors who do receive such information.

● Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of the relevant foreign market. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Foreign countries may also have different auditing standards than the U.S. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. A Fund's investments in securities of foreign issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in securities of foreign issuers and securities of companies with significant foreign exposure described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

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● Frontier Markets Risk: Frontier markets are those emerging markets considered by a Fund to be among the smallest and least mature investment markets. Investments in frontier markets are subject to many of the same risks as investments in more mature emerging markets, but generally are less liquid and subject to greater price volatility than investments in more mature emerging markets. This is due to, among other things, smaller economies, less developed capital markets, more market volatility, lower trading volume, greater political or economic instability, less robust regulatory agencies, and more governmental limitations on foreign investments such as trade barriers than typically found in more mature emerging markets or in developed markets.

● Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

● Health Sciences Sector Risk: Health sciences companies may be significantly impacted by scientific or technological developments and their products may quickly become obsolete. Many health sciences companies are smaller and less seasoned than companies in other sectors and are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many health sciences companies are subject to extensive litigation based on product liability and similar claims. Also, many health sciences companies offer products and services that are subject to government regulation and so may be adversely affected by changes in governmental policies or laws. Biotechnology and pharmaceutical companies, for example, can be significantly affected by patent considerations, intense competition, rapid technological change and obsolescence, and government regulation and approval and can have continuous losses during a new product’s transition from development to production. The Patient Protection and Affordable Care Act, designed to reform health care, was signed into law in March 2010. The impact of this legislation on health sciences companies or what rulemaking might be proposed or enacted in the future is unpredictable. By investing in these companies, a Fund is exposed to these risks.

● Hedged Equity Strategy Risk: A Fund’s investment strategies may not always provide greater market protection than other equity instruments particularly in rising equity markets when a Fund is expected to underperform traditional long-only equity strategies. In addition, as a result of the structure of the options overlay strategy, a Fund is not expected to provide market protection during times of low market volatility; during such periods, a Fund is expected to perform in line with broad equity markets.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk due to fewer market participants (buyers/sellers of these assets) and less capital available to market makers (broker-dealers) as compared to higher rated securities, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities. Non-investment grade debt instruments may include securities that are stressed, distressed or in default and are subject to credit risk.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of a Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes a Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because a Fund will concentrate in the securities of a particular industry or group of industries, such Fund will perform poorly during a downturn in that industry or group of industries.

● Inflation-Indexed Debt Securities Risk: The value of inflation-indexed debt securities and inflation protected securities (“IPS”) generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if a Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an IPS, a Fund may earn less on the security than on a conventional bond. The U.S. Treasury only began issuing Treasury inflation protected securities (“TIPS”) in 1997. As a result, the market for such securities may be less developed or liquid, and more volatile, than certain other securities markets. The use of derivatives by certain Funds to gain exposure to inflation-indexed debt securities subjects such Funds to this risk.

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● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable (also known as variable) interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. In addition, as interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Interest rates are at or near historic lows. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. It remains likely that the U.S. will be in a low interest rate environment for several years.

Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

● Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. Large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Leverage Risk: A Fund’s investment in forward commitments, futures contracts, options or swap agreements as a principal investment strategy gives rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed a Fund’s principal amount invested. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. There is no guarantee that a Fund will use leverage, or when it does, that a Fund’s leveraging strategy will be successful or produce a high return on an investment.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

Although the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to the shareholders of the Funds (the insurance companies offering the variable products and as applicable certain funds of funds of the Trust), but there would not be federal income tax consequences to the contract holders of the variable products. The IRS may provide additional guidance, with potential retroactive effect.

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● Liquidity Risk: Generally, a security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations are not readily available or reliable for these investments, the securities or other investments will be valued by a method that reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. If needed, each Fund (other than a fund of funds of the Trust) may draw upon a line of credit facility that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests by a Fund shareholder or purchase and sell investments for the Fund; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization (also known as “medium capitalization”) companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management, limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid.

o Extension Risk – Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and making any Fund holding such securities more volatile. This is because when interest rates rise, the issuer of a security held by a Fund may make principal payments on that security on a delayed basis. Such delayed principal payments decrease the value of the security. In addition, as payments are received later than agreed upon, a Fund may miss or postpone the opportunity to reinvest in higher yielding investments.

o Interest Rate Risk – When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities.

o Subprime Risk – Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, holdings in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk.

o Prepayment Risk – In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates.

o Call Risk – Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining.

o  U.S. Government Securities Risk – Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk.

o Issuer Risk – Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to

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additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies.

o Stripped Mortgage-Related Securities Risk – Stripped mortgage-related securities can be particularly sensitive to changes in interest rates. Stripped mortgage-related securities are made up of Interest Only (“IO”) and Principal Only (“PO”) components. IOs present a heightened risk of total loss of investment.

● Non-Diversification Risk: For the Equity Index Portfolio and the Small-Cap Index Portfolio, in order for each of these Funds to track the composition of its benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, these Funds may become non-diversified under the 1940 Act, although it may continue to hold multiple stocks across various sectors. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments. Being classified as non-diversified does not prevent the Fund from being managed as though it were a diversified fund.

● Options Risk: The value of the Hedged Equity Portfolio’s positions in equity index options or options on S&P 500 ETFs will fluctuate in response to changes in the value of the underlying index. Writing index call options or options on S&P 500 ETFs can reduce equity securities risk, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.

● Passive Management Risk: A passively managed (or index) fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which generally seeks to outperform a benchmark index. As a result, an index fund generally holds constituent securities of its benchmark index regardless of the current or projected performance of the applicable security, industry or market sector, which could cause the index fund’s return to be lower than if the fund were actively managed. Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Real Estate Companies Risk: Investing in companies operating in the real estate and related industries, including Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”), expose a Fund to the risks of the real estate market and to risks associated with the ownership of real estate. These risks can include fluctuations in the value of or destruction of underlying properties; tenant or borrower default; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies; competition; property taxes; capital expenditures, or operating expenses; and other economic or political events affecting the real estate industry. Real estate companies and sectors and industries that affect the performance of real estate companies (such as banking or financial institutions) may be subject to extensive government regulation, which may change unexpectedly and frequently and significantly impact a Fund. Changing interest rates and credit quality requirements for borrowers and tenants may also affect the cash flow of REITs and REOCs and their ability to meet capital needs. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type which increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments that the REIT or REOC holds could reduce the cash flow needed to make distributions to investors. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

● Securities Lending Risk: For the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio, if securities for a DFA Underlying Fund or ESG Underlying Fund are loaned to brokers, dealers or financial institutions, there is a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral should the borrower or lending agent become insolvent or not meet its contractual obligations.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

• Small Number of Holdings Risk: Because performance may be dependent on a smaller number of holdings, a Fund may be more adversely impacted by price volatility than funds with a greater number of holdings.

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● Technology Companies Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. By investing in these companies, the Technology Portfolio is exposed to these risks. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. By investing in these companies, a Fund is exposed to these risks. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Tracking Error Risk: Performance of a Fund may vary from the performance of its benchmark index due to imperfect correlation between a Fund’s investments and the index as a result of cash flows, liquidity constraints, regulatory requirements, expenses and transaction costs, ongoing differences between the index composition and a Fund’s investments, changes to the index composition, and other factors.

● Underlying Fund Risk: Certain Funds in this Prospectus (each an “Underlying Fund”) are available for investment by the Portfolio Optimization Portfolios, which are each a “fund of funds.” As a result, a significant percentage of an Underlying Fund’s outstanding shares may be held by the Portfolio Optimization Portfolios, and a change in asset allocation by the Portfolio Optimization Portfolios could result in large redemptions out of the Underlying Fund, causing potential increases in expenses to the Underlying Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market. These companies may be subject to lower price volatility than companies considered to be “growth” companies. In value investing, the principal belief is that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A portfolio manager’s processes for determining value will vary. There is a risk that a portfolio manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

Additional Information About Certain Ancillary Risks

The following provides information about certain ancillary risks of the Funds. While the likelihood of these risks adversely affecting the Funds’ net asset value, yield and/or total return under normal circumstances is lower than the Funds’ principal risks, they could nevertheless negatively impact Fund performance should the situations described below materialize.

● Active and Frequent Trading Risk: All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. In addition, asset allocation changes may result in the purchase and sale of Fund securities, which can increase portfolio turnover and trading costs, potentially reducing a Fund’s performance.

● Cybersecurity Risk: The Funds’ and/or their service providers’ use of the internet, technology and information systems may expose the Funds to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, ransom, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Funds or variable contract owners, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Funds’ investments, accounting and valuation systems, or compliance testing systems used to monitor the Funds’ investments. These events could result in losses to the Funds and variable contract owners and disrupt the Funds’ day-to-day operations and the portfolio management of the Funds, as well as damage the conduct of business among the Funds, variable contract owners, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective,

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particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

● Investment Style Risk: Each Fund has its own investment style or overall investment strategy (e.g., large-capitalization growth investment style). A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

● Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

● Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities for actively managed funds, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

● Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

● Price Volatility Risk: The values of all of a Fund’s investments have the potential to be volatile. Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a fund that invests in more volatile investments may see its price also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

● Redemption Risk: A Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

● Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is more broadly defined than an industry classification). If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report or semi-annual report, which can be obtained as described in the Where to Go For More Information section of this Prospectus.

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ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional information about the “Fees and Expenses of the Fund” in the Fund Summaries section of this Prospectus.

Operating expenses incurred by each Fund are borne by shareholders through their investment in such Fund. Your actual cost of investing in a Fund may be higher than the total expenses shown in the “Fees and Expenses of the Fund” section for a variety of reasons, for example, if average net assets decrease. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

The Acquired Fund Fees and Expenses line item in a Fund’s Annual Fund Operating Expenses table reflects a Fund’s pro-rata share of fees and expenses incurred indirectly as a result of its ownership in other investment companies (registered and unregistered) for the relevant fiscal period shown in the table. These investment companies may include other mutual funds, exchange-traded funds, business development companies and closed-end funds. Acquired Fund Fees and Expenses are not included in a Fund’s financial statements, which more accurately reflect a Fund’s direct operating expenses.

For Funds with a management fee waiver agreement in place as described in the Fund’s Annual Fund Operating Expenses table, there is no guarantee that PLFA will continue such waiver after the expiration date of the fee waiver agreement referenced therein.

To the extent that a significant percentage of the outstanding shares of a Pacific Dynamix Underlying Fund or an Underlying Fund is held by a fund of funds of the Trust, such Pacific Dynamix Underlying Fund or Underlying Fund is subject to the potential for significant redemptions at the discretion of PLFA. While PLFA would take steps to mitigate the adverse impact on a Pacific Dynamix Underlying Fund or an Underlying Fund from such redemptions, the redemptions could result in an increase in such Pacific Dynamix Underlying Fund or Underlying Fund’s expense ratio or transaction costs.

Other Expenses

Certain Funds may disclose “interest expense” or “dividend and interest expense” as part of the Other Expenses line item in the Fund’s Annual Fund Operating Expenses table. Interest expense results from a Fund’s use of investments that are considered to be a form of borrowing or financing for the Fund, such as sale-buyback financing transactions or short sales. Dividend expense results from a Fund’s use of investments such as short sales, a transaction on which a Fund must pay any dividends on the security borrowed until the Fund replaces the borrowed security. The level of interest expense or dividend expense incurred by a Fund will vary based on the Fund’s use of these investments as an investment strategy in seeking to achieve the Fund’s investment goal. Interest expense and dividend expense are required to be reflected as Fund expenses for purposes of the expense table, although they are costs of the investment strategy and not contractual charges or fees. Without including interest expense, the annual fund operating expenses for the fiscal year ended December 31, 2021 after expense reductions for the Inflation Managed Portfolio would have been 0.64% for Class I Shares and 0.44% for Class P shares. For more information on these annual fund operating expenses, see the Financial Highlights table for these Funds and related footnotes, which are included in this Prospectus from the Trust’s annual report for the fiscal year ended December 31, 2021.

Operating Expense Reimbursements

For all Funds (except the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios): To help limit expenses, PLFA has contractually agreed to reimburse each Fund for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average daily net assets through April 30, 2023. To the extent these operating expenses exceed 0.10% for a Fund, thus triggering the reimbursement provisions in the expense limitation agreement for that Fund as described above, the effect of the expense reimbursement would be shown in the Annual Fund Operating Expenses table for that Fund. Funds where these operating expenses do not exceed 0.10% do not show the effect of an expense reimbursement in their Annual Fund Operating Expenses tables. These operating expenses include but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax and certain legal services; preparation, printing, filing, and distributing to existing shareholders prospectuses, shareholder reports and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing and administering the Fund’s compliance program. These operating expenses do not include: management fees; distribution and/or service fees, if any; dividends on securities sold short; acquired fund fees and expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the Fund’s Independent Trustees.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense limitation agreement. In addition, for any expense reimbursements made, PLFA may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement, or (ii) the expense cap in effect at the time of the recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap.

Pacific Dynamix Portfolios: To help limit expenses, PLFA has contractually agreed to reimburse each Pacific Dynamix Portfolio as described in each Fund’s Annual Fund Operating Expenses table. There is no guarantee that PLFA will continue to cap expenses for each Pacific Dynamix Portfolio upon the expiration of the current expense limitation agreement. In addition, any expense reimbursements made by PLFA are subject to recoupment by PLFA as described in the Annual Fund Operating Expenses table. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Pacific Dynamix Portfolios, but not above the expense cap.

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ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

The following provides additional explanations regarding information presented in the Performance subsections of the Fund Summaries section.

The performance information presented in the bar charts and the average annual total return tables includes reinvestment of dividends and distributions.

Fund Name Changes

Focused Growth Portfolio: Effective May 1, 2014, the Fund changed its name from “Focused 30 Portfolio” and some of its investment policies changed at that time.

Growth Portfolio: Effective May 1, 2013, the Fund changed its name from “Growth LT Portfolio.”

Large-Cap Core Portfolio: Effective May 1, 2022, the Fund changed its name from “Main Street Core Portfolio” and some of its investment policies changed at that time.

Small-Cap Growth Portfolio: Effective May 1, 2020, the Fund changed its name from “Developing Growth Portfolio” and some of its investment policies changed at that time. Prior to October 31, 2016, the Fund was named “Small-Cap Growth Portfolio.”

Value Portfolio: Effective November 2, 2020, the Fund changed its name from “Comstock Portfolio” and some of its investment policies changed at that time.

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the Prospectus. The indices have inherent performance advantages over the Funds because they hold no cash and incur no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with a Fund, such as investment management fees.

Bloomberg US 1-3 Year Government/Credit Bond Index (formerly named Bloomberg Barclays US 1-3 Year Government/Credit Bond Index) measures the performance of a subset of the Bloomberg US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg US Aggregate Bond Index (formerly named Bloomberg Barclays US Aggregate Bond Index) measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg US Corporate High-Yield Bond Index (formerly named Bloomberg Barclays US Corporate High-Yield Bond Index) measures the performance of the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk, based on the index provider’s definition of an emerging market country, are excluded. Results include the reinvestment of all distributions.

Bloomberg US High-Yield 2% Issuer Capped Bond Index (formerly named Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index) is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg US Treasury Inflation Protected Securities (“TIPS”) Index (formerly named Bloomberg Barclays US TIPS Index) (also known as Bloomberg US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (“T-Bill”) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index tracks liquid, U.S. dollar-denominated emerging market fixed and floating-rate debt instruments issued by corporates. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Blended – Equal Weighted Index is a blended index comprised of 1/3 each of the following indices: J.P. Morgan Government Bond Index - Emerging Markets Global Diversified Index, J.P. Morgan Emerging Markets Bond Index Global

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Diversified Index, and J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index. The J.P. Morgan Emerging Markets Blended – Equal Weighted Index is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index Global Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index – Emerging Markets Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI All Country World Index (“ACWI”) ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (“EAFE”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2021, the MSCI EAFE Index consists of the following developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the United States and Canada. As of December 31, 2021, developed markets countries in the MSCI EAFE Small Cap Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2021, the MSCI Emerging Markets Index consists of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-capitalization securities in developed markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index

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is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-capitalization barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by the index provider. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions

Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of companies in the Russell 1000 Index. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-capitalization value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index is an index which is comprised of the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the United States. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification Standard (“GICS”) technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

PSF DFA Balanced Allocation Composite Benchmark: The composition of the composite benchmark is 45% S&P 500, 40% Bloomberg US Aggregate Bond and 15% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Pacific Dynamix Composite Benchmarks: The composite benchmark for each of the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios shows the performance of a combination of the Fund’s three

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broad-based market indices that represent debt, domestic equity, and international equity. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions.

Pacific Dynamix – Conservative Growth Composite Benchmark is 60% Bloomberg US Aggregate Bond, 30% S&P 500, and 10% MSCI World ex USA Indices.

Pacific Dynamix – Moderate Growth Composite Benchmark is 45% S&P 500, 40% Bloomberg US Aggregate Bond, and 15% MSCI World ex USA Indices.

Pacific Dynamix – Growth Composite Benchmark is 55% S&P 500, 25% MSCI World ex USA, and 20% Bloomberg US Aggregate Bond Indices.

Portfolio Optimization Composite Benchmarks: The composite benchmark for each of the Portfolio Optimization Portfolios shows the performance of a combination of three or more broad-based market indices that represent debt, domestic equity, international equity and/or cash. The composition of each Portfolio Optimization Portfolio’s composite benchmark is shown below. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg US Aggregate Bond, 15% S&P 500, 7% ICE BofA U.S. 3-Month T-Bill, and 5% MSCI EAFE Indices.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg US Aggregate Bond, 30% S&P 500, 10% MSCI EAFE, and 5% ICE BofA U.S. 3-Month T-Bill Indices.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg US Aggregate Bond, 40% S&P 500, 15% MSCI EAFE, and 2% ICE BofA U.S. 3-Month T-Bill Indices.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500, 25% Bloomberg US Aggregate Bond, and 20% MSCI EAFE Indices.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500, 25% MSCI EAFE, and 10% Bloomberg US Aggregate Bond Indices.

The Composite Benchmarks are blended returns calculated by the Trust using data values licensed from MSCI Inc. and others. The SAI contains additional information on the limited relationship between MSCI Inc. and the Trust.

The Russell indices are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by the Trust. The SAI contains additional information on the limited relationship between Russell and the Trust.

All other third-party trademarks and service marks belong to their respective owners.

OTHER FUND INFORMATION

Fund and Share Class Availability

The share classes of each Fund in this Prospectus are offered at NAV and are generally available as an underlying investment option for certain eligible variable products issued or administered by Pacific Life and PL&A. These life insurance companies will own the shares of the applicable Funds. You do not buy, sell or exchange shares of the Funds — you choose investment options through your variable annuity contract or variable life insurance policy. The life insurance companies then invest in the share class(es) of the Fund(s) according to the available investment options you’ve chosen. Certain Funds of the Trust may not be available as an investment option for your variable product, and not all share classes may be available for your variable product. For available investment options and share classes, consult a variable product prospectus or offering memorandum, or the separate account annual report.

In addition to being available as an underlying investment option for certain eligible variable products, Class P shares of the Underlying Funds are available for investment by the Portfolio Optimization Portfolios. In addition, all share classes of the Funds are available for investment by the Investment Adviser and certain of its affiliates.

It is possible that due to the differences in tax treatment or other considerations, the interests of various contract/policy owners participating in the Fund might at some time be in conflict. The Trust’s Board will monitor for any material conflicts and determine what action, if any, should be taken.

Prevention of Disruptive Trading

The Funds are intended for long-term investment through variable products; not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the Funds as investment options under their variable contracts/policies. The Trust relies on any insurance company that participates in the Trust (including Pacific Life and PL&A) to enforce the Trust’s limitations on transfers by passing through the limitations and applying them to the insurer’s variable annuity contract owners and variable life insurance policy holders as if they were investing directly in the Funds of the Trust.

Frequent, short-term trading can disrupt the management of the Trust and its Funds and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds’ ability to

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provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds’ securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the Funds’ performance. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies could be more susceptible to abuse. For example, holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the Funds. The Trust has retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

The Trust’s Board adopted a policy with respect to limitations on transfers for all Funds of the Trust. The limitations specified below apply to all variable annuity contract owners and variable life insurance policy holders (“Investors”), whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type of entity, but do not apply directly to the insurance company in its capacity as record shareholder:

1. An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2. Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted out of the Trust (to the extent permitted under the terms of the applicable variable contract).

3. For purposes of the limits specified in 1 and 2 above, multiple transfers among the Funds of the Trust on the same day count as one transfer.

4. Transfers to or from a Fund cannot be made before the seventh calendar day following the last transfer to or from the same Fund. If the seventh calendar day is not a business day, then a transfer may not occur until the next business day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the International Growth Portfolio on a Monday that is a business day, you may not make any transfers to or from that Fund before the following Monday.

5. Insurance companies that participate in the Trust may exclude certain transactions from the above limitations, including but not limited to: Fund rebalancing, approved asset allocation service transactions, approved corporate owned life insurance policy rebalancing programs, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exclusions in their product prospectuses and/or offering documents. Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares. See applicable prospectus and contract terms for details.

6. Purchases and sales by any Fund that seeks to achieve its investment goal by primarily investing in other funds (a “fund of funds”) are exempt from all of the above limitations.

The trading activity of Investors is generally not identified to the Trust; and therefore, the ability of a Fund to monitor exchanges made by Investors is limited. The Trust relies principally on Pacific Life or PL&A as the issuers or administrator of the variable products to monitor frequent, short-term trading within a Fund by Investors. However, the Trust may request information from the insurance companies regarding an Investor’s transfer activity to oversee the monitoring of such short-term trading activity.

Pacific Life and PL&A attempt to discourage frequent trading by imposing transaction limitations on variable product owners and by monitoring certain large transaction activity through the variable products. Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares. Please see the product prospectus or offering memorandum of the relevant variable products for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual Investors who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of the investments of each Fund each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third-party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of a NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend

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notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

● Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange and do not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

● Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

● Over-the-Counter (“OTC”) Investments. OTC Investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap contracts are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

● Domestic and Foreign Debt Investments. Debt Investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

● Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

● Exchange Traded Futures Contracts, Options and Swap Agreements. Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported, are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

● Portfolio Optimization Portfolios and Pacific Dynamix Portfolios. The investments of each Portfolio Optimization Portfolio and each Pacific Dynamix Portfolio consist of Class P shares of the respective Underlying Funds or Pacific Dynamix Underlying Funds that they hold. Class P shares of the Underlying Funds and Pacific Dynamix Underlying Funds are valued at their respective NAVs.

● ESG Portfolios and PSF DFA Balanced Allocation Portfolio. The investments of the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio consist of shares of the respective ESG Underlying Funds and DFA Underlying Funds that they hold. Shares of the ESG Underlying Funds and DFA Underlying Funds are valued at their respective NAVs.

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Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Processing Orders for Fund Shares

The Funds process orders every day the NYSE is open, including days when foreign markets and/or bond markets are closed. Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A in proper form. Thus, orders received prior to the NYSE close receive that day’s NAV; orders received after the NYSE close receive the following business day’s NAV. This order acceptance cut-off also applies when the NYSE has a scheduled or unscheduled early close. The insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the Trust generally pays the insurance companies for the shares in cash.

Dividends and Distributions

Currently each of the Funds in the Trust is treated as a partnership (each a “Partnership Fund” and together the “Partnership Funds”) for federal income tax purposes only. The Partnership Funds are not required to distribute taxable income and capital gains for federal income tax purposes. Each of the partners (Pacific Life and PL&A through their respective separate accounts) is required to report its respective share of income, gains, losses, deductions and credits of each Partnership Fund. Under the Trust’s dividend and distributions policy, no dividend and capital gains distributions will be made by any Funds.

Distribution and Service Arrangements

Revenue Sharing Payments

As noted previously, the Trust serves as an investment vehicle for variable annuity and variable life insurance products issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the Trust (to the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations), PSD, principal underwriter and distributor of Pacific Life’s variable insurance products, or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies issued by Pacific Life and PL&A. Some of the arrangements between PSD and the broker-dealers may be referred to as “revenue sharing” arrangements. These revenue sharing arrangements are paid out of the assets of PSD or its affiliates and are not paid directly by the Funds.

In consideration for revenue sharing, a broker-dealer firm may be encouraged to render services to variable annuity contract and variable life insurance policy owners and may feature certain products in its sales system or give preferential access to members of its sales force or management to the detriment of other products or investment options. Refer to the product prospectus or the offering memorandum for a description of the incentives for broker-dealers, including those arising from revenue sharing arrangements with respect to the variable annuity contracts and variable life insurance policies and a further discussion of the conflicts of interest that may be created by this compensation.

In addition, PSD may pay all or a portion of the servicing fees it receives from the Funds under the Service Plan (described below) to broker-dealers. Not all broker-dealer firms receive additional compensation, and the amount of compensation varies and revenue sharing arrangements may vary. These payments could be significant to a firm. PSD has informed the Trust that it hopes that its affiliates will benefit from compensation arrangements to broker-dealers including revenue sharing arrangements, and it hopes such arrangements will increase the Trust’s net assets. If this is the case, this could benefit the Trust and its Funds, but would also result in additional management and other fees for PLFA (the investment adviser) and its affiliates.

Distribution and/or Service Plans

The Trust has adopted a non-12b-1 service plan (“Service Plan”) pursuant to which Class I shares of each applicable Fund pay a service fee at an annual rate of 0.20% of the average daily net assets attributed to Class I shares of the Fund. The service fees are paid to PSD, the Trust’s distributor, in connection with services rendered or procured to or for shareholders of the Trust or their variable contract owners. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing

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investments in the Funds; answering questions regarding the Trust, the Funds, its Managers and/or other service providers; responding to inquiries regarding this Prospectus and the SAI, and supplements thereto, reports, notices, proxies and proxy statements and other information regarding the Trust; payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations which assist in providing any of the services; and other services. The amounts paid under the Service Plan are intended to be treated as service fees under the applicable rule of FINRA regarding asset-based sales charges for investment companies. The Service Plan is not adopted as a distribution or “12b-1 plan” under Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pays a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to Class D shares of the Fund. The service fees are paid to PSD in connection with personal services rendered or procured to or for shareholders of the Trust or their variable contract owners, for the types of services provided under the Service Plan discussed above. The distribution fees are paid to PSD in connection with any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of PSD or of selling group members who engage in distribution of shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan may be terminated at any time by vote of the majority of the Board of Trustees. The 12b-1 Plan may be terminated at any time by vote of the majority of the independent trustees of the Board. Because service fees and distribution fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time. See the SAI for additional details.

Trust Organization

The Trust is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund.

Tax Matters

The Trust currently intends that each Fund will be treated as a partnership for federal income tax purposes. A Fund that elects to be treated as a partnership is not subject to income tax; and any income, gains, losses, deductions and credits of the Fund would instead be taken into account by its partners which would be the insurance companies whose separate accounts invest in the Fund, and retain the same character for federal income tax purposes.

Each Fund also intends to comply with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, including diversification regulations and investor control provisions that apply to mutual funds underlying variable contracts.

You’ll find more information about taxation in the SAI. Since the sole shareholders of the Funds will be the separate accounts of Pacific Life and PL&A, and as applicable certain funds of funds of the Trust, no discussion is included here concerning the federal income tax consequences at the shareholder level. Owners of variable life or variable annuity policies investing in the Funds through a separate account should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Trust shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information about the federal income tax consequences to purchasers of variable contracts, see the applicable prospectus or offering memorandum.

ABOUT MANAGEMENT

This section provides information about Pacific Life Fund Advisors LLC, the investment adviser to the Trust, and the sub-adviser firms that manage the Funds offered in this Prospectus. Pacific Life Fund Advisors LLC and the sub-advisers are each a “Manager” and together the “Managers.”

PLFA

Pacific Life Fund Advisors LLC (“PLFA”), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to the review of the Trust’s Board, also supervises the management of the Funds. PLFA directly manages the ESG Portfolios, the PSF DFA Balanced Allocation Portfolio, the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios. To manage the investments of the other Funds, PLFA has retained other management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA has the ultimate responsibility, subject to the review of the Trust’s Board, to oversee and monitor the performance of these sub-advisers and recommends their hiring, termination and replacement.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

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Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into, and materially amend, agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of, the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an information statement about the change. PLFA and the Trust have applied for another exemptive order that, if granted, will streamline the information statement notice, contents and delivery and expand the relief to cover affiliated sub-advisers. The exemptive order application also seeks relief from the requirement that Board meetings be conducted in-person under certain circumstances.

Management Fee

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA also uses part of the management fee to pay for the services of the sub-advisers. For the most recent fiscal year ended December 31, 2021, PLFA was paid management fees (net of any waivers) for each of the Funds as a percentage of average daily net assets as set out in the table below. Because the Hedged Equity Portfolio, the International Growth Portfolio and ESG Portfolios have not operated for a full fiscal year as of December 31, 2021, their management fee rates payable to PLFA are set out in the table below. Each Fund also pays its pro-rata share of the costs of its operations including, among others, the costs of custody, audit and legal, as well as for other support services provided through a support services agreement. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for the Funds in this Prospectus, as applicable, is available in the Trust’s semi-annual report dated June 30, 2021, annual report for the fiscal year ended December 31, 2021, and will be available in the Trust’s semi-annual report dated June 30, 2022.

Fund	Management Fee Paid for Fiscal Year Ended 12/31/21
Core Income Portfolio	0.50%
Diversified Bond Portfolio	0.40%
Dividend Growth Portfolio	0.65%
Emerging Markets Debt Portfolio	0.76%
Emerging Markets Portfolio	0.80%
Equity Index Portfolio	0.05%
Floating Rate Income Portfolio	0.60%
Focused Growth Portfolio	0.72%
Growth Portfolio	0.55%
Health Sciences Portfolio	0.90%
High Yield Bond Portfolio	0.40%
Inflation Managed Portfolio	0.40%
Intermediate Bond Portfolio	0.40%
International Large-Cap Portfolio	0.74%
International Small-Cap Portfolio	0.85%
International Value Portfolio	0.65%
Large-Cap Core Portfolio	0.45%
Large-Cap Growth Portfolio	0.66%
Large-Cap Value Portfolio	0.60%
Managed Bond Portfolio	0.38%
Mid-Cap Equity Portfolio	0.65%
Mid-Cap Growth Portfolio	0.67%
Mid-Cap Value Portfolio	0.70%
Pacific Dynamix – Conservative Growth Portfolio	0.20%
Pacific Dynamix – Growth Portfolio	0.20%
Pacific Dynamix – Moderate Growth Portfolio	0.20%
Portfolio Optimization Aggressive-Growth Portfolio	0.10%
Portfolio Optimization Conservative Portfolio	0.10%
Portfolio Optimization Growth Portfolio	0.10%
Portfolio Optimization Moderate-Conservative Portfolio	0.10%
Portfolio Optimization Moderate Portfolio	0.10%
PSF DFA Balanced Allocation Portfolio	0.20%
Real Estate Portfolio	0.75%
Short Duration Bond Portfolio	0.40%
Small-Cap Equity Portfolio	0.65%
Small-Cap Growth Portfolio	0.60%
Small-Cap Index Portfolio	0.30%

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Fund	Management Fee Paid for Fiscal Year Ended 12/31/21
Small-Cap Value Portfolio	0.75%
Technology Portfolio	0.90%
Value Portfolio	0.63%
Value Advantage Portfolio	0.66%

Fund	Management Fee Rate Payable
ESG Diversified Portfolio	0.20%
ESG Diversified Growth Portfolio	0.20%
Hedged Equity Portfolio	0.60%
International Growth Portfolio	0.75%

The table that follows provides information about each management firm and individual team members responsible for making investment decisions for the Funds (i.e., portfolio managers), including their primary title with the Manager (or affiliate) and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the respective Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and information about the portfolio manager’s ownership of securities in the Fund(s) (if any). The portfolio managers for a Fund may change at the Manager’s discretion.

AllianceBernstein L.P.

501 Commerce Street, Nashville, Tennessee 37203

AllianceBernstein L.P. (“AB”) is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, public employee retirement funds, investment companies, and foundations, endowments, high net worth individuals, banks and insurance companies. As of December 31, 2021, AB’s total assets under management were approximately $779 billion.

SMALL-CAP VALUE PORTFOLIO
James MacGregor, CFA

Chief Investment Officer of AB’s small and mid-cap value equities since 2009. Mr. MacGregor began his investment career in 1994 and has a BA from McGill University, an MSc from the London School of Economics, and an MBA from the University of Chicago.

Erik Turenchalk, CFA

Portfolio Manager of AB’s US small and mid-cap equities since January 2020, served as Senior Research Analyst of AB’s small and mid-cap value team from 2012 to 2019, and Global Industrial Sector Leader of AB from 2017 to 2019. Mr. Turenchalk began his investment career in 1999 and has a BS from the University of Connecticut.

American Century Investment Management, Inc.

4500 Main Street, Kansas City, Missouri 64111

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and wholly-owned subsidiary of American Century Companies, Inc. As of December 31, 2021, American Century’s total assets under management were approximately $246.8 billion.

VALUE PORTFOLIO
Phillip N. Davidson, CFA	Senior Vice President, Executive Portfolio Manager of American Century since 1993. He began his investment career in 1980 and has a BS and an MBA from Illinois State University.
Brian Woglom, CFA	Vice President, Senior Portfolio Manager of American Century since 2012. He began his investment career in 1998 and has a BA from Amherst College and an MBA from the University of Michigan.
Philip Sundell, CFA

Vice President of American Century since 2022 and Portfolio Manager of American Century since 2017. He joined American Century in 1997 and became a senior analyst in 2007. He began his investment career in 1992 and has a BS from Missouri State University and an MBA from Texas Christian University.

Adam Krenn, CFA	Portfolio Manager of American Century since 2020 and a Senior Investment Analyst of American Century since 2012. He began his investment career in 2011 and has a BA from the University of Notre Dame.

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BlackRock Investment Management, LLC

1 University Square Drive, Princeton, New Jersey 08540

BlackRock Investment Management, LLC (“BlackRock”) is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2021, BlackRock, Inc.’s total assets under management, including BlackRock’s, were approximately $10.0 trillion.

LARGE-CAP GROWTH PORTFOLIO
Lawrence G. Kemp, CFA	Managing Director of BlackRock since 2012. Mr. Kemp began his investment career in 1987 and has a BA from Stanford University and an MBA from the University of Chicago.
Phil Ruvinsky

Managing Director of BlackRock since 2019 and Director from 2013 to 2018. Mr. Ruvinsky began his investment career in 2002 and has a BA from the University of Texas and an MBA from Columbia Business School.

EQUITY INDEX PORTFOLIO SMALL-CAP EQUITY PORTFOLIO SMALL-CAP INDEX PORTFOLIO	These Funds are managed by BlackRock’s quantitative index management team.
Amy Whitelaw

Managing Director and Portfolio Manager of BlackRock since 1999, Co-Head of BlackRock’s ETF and index investments team since 2020 and is currently the Head of BlackRock’s ETF iShares index equity team since 1999. Ms. Whitelaw began her investment career in 1993 and has a BA from Dickinson College.

Jennifer Hsui, CFA

Managing Director and Portfolio Manager of BlackRock since 2006, Chief Investment Officer for BlackRock’s ETF and index investments team since 2020 and is currently the Head of BlackRock’s iShares emerging markets team since 2018. Ms. Hsui began her investment career in 1999 and has a BS from the University of California, Berkeley.

Suzanne Henige, CFA

Managing Director and Senior Portfolio Manager of BlackRock since 2020 and a member of BlackRock's ETF and index investments team since 2011. Mrs. Henige began her investment career in 2003 and has a BS and an MBA degree from University of California, Davis.

Paul Whitehead

Managing Director and Co-Head of BlackRock’s ETF and Index Investments business since January 2022 and the Global Head of Equity Trading and the Global Head of Transition Management within BlackRock’s Global Trading Group from 2015 to 2021. He began his investment career in 1996 and has a BS from the University of Colorado Boulder.

HEALTH SCIENCES PORTFOLIO
Erin Xie, PhD

Managing Director of BlackRock since 2006, Lead Portfolio Manager and member of BlackRock’s fundamental equity division of the alpha strategies group since 2005. Dr. Xie began her investment career in 1999 and has a BS from Beijing University, a PhD from University of California, Los Angeles and an MBA from the Massachusetts Institute of Technology.

Xiang Liu, PhD

Director of BlackRock since 2016. Prior to joining BlackRock in 2008, Mr. Liu was a Partner and Biotech Analyst at Mehta Partners. Mr. Liu began his investment career in 2000 and has a BS from the University of Science & Technology (China), an MBA from the University of Chicago and a PhD degree in Chemistry from Yale University.

Jeff Lee	Director of BlackRock since 2011. Mr. Lee began his investment career in 2006 and has a BA from Princeton University.
Boston Partners Global Investors, Inc.

One Beacon Street, 30th Floor, Boston, Massachusetts 02108

Boston Partners Global Investors, Inc. (“Boston Partners”) is a registered investment adviser organized in Delaware. As of December 31, 2021, Boston Partners’ total assets under management were approximately $96.1 billion.

MID-CAP VALUE PORTFOLIO
Steven L. Pollack, CFA

Portfolio Manager of Boston Partners’ Mid Cap Value Equity product since 2001. He began his investment career in 1984 and has a BA from Georgia Institute of Technology and an MBA from the Anderson School of Management at the University of California, Los Angeles.

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ClearBridge Investments, LLC

620 Eighth Avenue, New York, New York 10018

ClearBridge Investments, LLC (“ClearBridge”) is a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2021, ClearBridge’s total assets under management were approximately $208.3 billion.

LARGE-CAP VALUE PORTFOLIO
Robert Feitler	Managing Director of ClearBridge since 2005. He began his investment career in 1995 and has a BA from Haverford College and an MBA from the University of Wisconsin.
Dmitry Khaykin

Managing Director of ClearBridge since 2008. He began his investment career in 1994 and has a BA from New York University and an MBA from The Wharton School of Business at the University of Pennsylvania.

INTERNATIONAL GROWTH PORTFOLIO
Elisa Mazen	Managing Director of ClearBridge since 2013. She began her investment career in 1987 and has a BA from Douglass College, Rutgers University.
Michael Testorf, CFA	Managing Director of ClearBridge since 2015. He began his investment career in 1988 and has a BA from Wirtschaftsakademie (Germany), Academy of Business and Administration.
Pawel Wroblewski, CFA	Managing Director of ClearBridge since 2013. He began his investment career in 1997 and has a MA from Warsaw School of Economics (Poland) and an MBA from Columbia Business School.
Delaware Investments Fund Advisers

100 Independence, 610 Market Street, Philadelphia, Pennsylvania, 19106

Delaware Investments Fund Advisers (“DIFA”), a series of the Macquarie Investment Management Business Trust, is a registered investment adviser that operates as a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”), part of Macquarie Group Limited. As of December 31, 2021, the public investments divisions of Macquarie Group Limited’s asset management business had total assets under management of approximately $545.7 billion.

MID-CAP GROWTH PORTFOLIO
Kimberly A. Scott, CFA

Senior Vice President and Portfolio Manager of DIFA’s mid cap growth strategy since 2021. Senior Vice President of Ivy Investment Management Company (“Ivy”) since 2004 and Portfolio Manager of Ivy’s mid cap growth fund since January 2001. She began her investment career in 1987 and has a BS from the University of Kansas and an MBA from the University of Cincinnati.

Nathan A. Brown, CFA

Senior Vice President and Portfolio Manager of DIFA’s mid cap growth strategy since 2021. Senior Vice President of Ivy since 2018 and Portfolio Manager of Ivy’s mid cap growth fund since 2016. He began his investment career in 1999 and has a BBA from the University of Iowa and an MBA from Vanderbilt University.

Bradley P. Halverson, CFA

Senior Vice President and Portfolio Manager of DIFA’s mid cap growth strategy since 2021. Senior Vice President of Ivy since 2018 and Portfolio Manager of Delaware Ivy’s mid cap growth fund since 2021. He began his investment career in 2002 and has a BS and MS from Brigham Young University and an MBA from the University of Michigan.

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FIAM LLC

900 Salem Street, Smithfield, RI 02917

FIAM LLC (“FIAM”) is an SEC registered investment adviser. As of December 31, 2021, FIAM had approximately $168.5 billion in assets under management worldwide. FIAM is an indirectly held wholly-owned subsidiary of FMR LLC.

INTERNATIONAL SMALL-CAP PORTFOLIO
Sam Chamovitz	Portfolio Manager of FIAM LLC since 2014. Mr. Chamovitz began his investment career in 2002 and has a BA from the University of Pennsylvania.
Franklin Mutual Advisers, LLC

101 John F. Kennedy Parkway, Short Hills, New Jersey 07078

Franklin Mutual Advisers, LLC (“Franklin”) is a wholly owned subsidiary of Franklin Resources Inc., and is a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2021, Franklin’s total assets under management were approximately $40.5 billion.

SMALL-CAP EQUITY PORTFOLIO
Steven B. Raineri

Vice President of Franklin since 2015, Portfolio Manager of Franklin since 2007. Mr. Raineri has final authority over all aspects of the Fund, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. He began his investment career in 1994 and has a BBA from Bernard Baruch College and an MBA from Fordham University.

Christopher M. Meeker, CFA

Portfolio Manager of Franklin’s small-cap value fund since 2015 and Research Analyst of Franklin since 2012. Mr. Meeker provides support to the lead portfolio manager as needed. He began his investment career in 1998 and has a BA from Hobart College.

Nicholas A. Karzon, CFA	Assistant Portfolio Manager of Franklin’s small-cap value fund since 2019 and Research Analyst since 2014. He began his investment career in 2009 and has a BA from Yale University.
Invesco Advisers, Inc.

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco Advisers, Inc. (“Invesco”) is a registered investment adviser and is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2021, Invesco Ltd. had approximately $1.6 trillion in assets under management.

EMERGING MARKETS PORTFOLIO
Justin M. Leverenz, CFA

Portfolio Manager of Invesco and/or its affiliates since May 2019. Director of Oppenheimer’s emerging markets equities since 2013, Senior Vice President of Oppenheimer since 2009 and Portfolio Manager of Oppenheimer since 2007 He began his investment career in 1993 and has a BA and an MA from the University of California, San Diego.

Janus Henderson Investors US LLC (formerly named Janus Capital Management LLC)

151 Detroit Street, Denver, Colorado 80206

Janus Henderson Investors US LLC, together with its predecessors (“Janus”), has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc. As of December 31, 2021, JHG’s total assets under management were approximately $432 billion.

FOCUSED GROWTH PORTFOLIO
Doug Rao	Portfolio Manager of Janus since 2013. He began his investment career in 1998 and has a BA from the University of Virginia and an MBA from the University of California, Los Angeles.
Brian Recht

Portfolio Manager of Janus since 2022 and a Research Analyst of Janus since 2015. He began his investment career in 2010 and has a BA from Dartmouth College, an MBA from the Stanford Graduate School of Business, and a JD from Stanford Law School.

Nick Schommer, CFA

Portfolio Manager of Janus since 2016 and a Research Analyst of Janus since 2013. He began his investment career in 2007 and has a BS from the United States Military Academy and an MBA from UCLA Anderson School of Management.

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J.P. Morgan Investment Management Inc.

383 Madison Avenue, New York, New York 10179

J.P. Morgan Investment Management Inc. (“JPMorgan”) manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2021, JPMorgan’s, including all advisory affiliates’, total assets under management were approximately $2.6 trillion.

HEDGED EQUITY PORTFOLIO
Hamilton Reiner

Managing Director of JPMorgan since 2009, Portfolio Manager of JPMorgan’s U.S. equity group since 2012, Head of the U.S. equity derivatives team since 2012, and Head of the U.S. structured equity team since 2019. He began his investment career in 1987 and has a BSE from the Wharton School of the University of Pennsylvania.

Raffaele Zingone, CFA

Managing Director of JPMorgan since 2010, Portfolio Manager of JPMorgan’s U.S. equity group since 2000 and a Senior Member of JPMorgan’s U.S. equity core portfolio management team since 2000. He began his investment career in 1991 and has a BA from the College of the Holy Cross and an MBA from New York University.

INTERMEDIATE BOND PORTFOLIO
Richard Figuly

Managing Director of JPMorgan since 2014, Head of core fixed income strategy within JPMorgan’s Global Fixed Income, Currency& Commodities (“GFICC”) group since 2019, Portfolio Manager of commingled and separate accounts since 1998. He began his investment career in 1993 and has a BS from the Ohio State University.

Steven Lear, CFA

Managing Director of JPMorgan since 2008, U.S. Chief Investment Officer within JPMorgan’s GFICC group since 2019, Portfolio Manager of the JPMorgan core bond fund since 2021. He began his investment career in 1980 and has a BA from the University of Western Ontario, and an MBA from the University of California, Berkeley.

Justin Rucker, CFA

Executive Director of JPMorgan since 2013, Portfolio Manager of the JPMorgan core bond fund since 2019, Member of GFICC and a portfolio manager responsible for managing other JPMorgan institutional taxable bond portfolios since 2006. He began his investment career in 1999 and has a BS from the University of Dayton, and an MBA from Capital University.

LARGE-CAP CORE PORTFOLIO (formerly named Main Street Core Portfolio)
Scott Davis	Managing Director since 2011, employee of JPMorgan since 2006, Portfolio Manager since 2013. He began his investment career in 1995 and has an MBA from Columbia Business School.
David Small	Managing Director since 2015, employee JPMorgan since 2005, Portfolio Manager since 2016. He began his investment career in 2000 and has an MBA from Columbia University.
Shilpee Raina, CFA

Executive Director since 2016, employee of JPMorgan since 2004, research analyst on JPMorgan equity income and US value funds from 2005 to 2021, Portfolio Manager since 2021. She began her investment career in 2004 and has a BS from University of Virginia’s McIntire School of Commerce.

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VALUE ADVANTAGE PORTFOLIO
Jonathan K.L. Simon

Portfolio Manager of JPMorgan’s U.S. equity value group since 1987. Mr. Simon manages JPMorgan’s mid cap value fund since 1997, value advantage fund since 2005, and the JPMF U.S. value fund since 2000. In addition, he is Portfolio Manager of JPMorgan’s growth and income fund since 2002 and equity income fund since 2004. He began his investment career in 1980 and has an MA from Oxford University.

Lawrence Playford, CFA, CPA	Portfolio Manager of JPMorgan’s U.S. equity value group since 2004. He began his investment career in 1993 and has a BBA from the University of Notre Dame and an MBA from Fordham University.
Graham Spence

Executive Director of JPMorgan since 2018, Co-Portfolio Manager of JPMorgan’s value advantage fund since 2020 and a Portfolio Analyst of JPMorgan from 2013 to 2020. He began his investment career in 2005 and has a BA from Princeton University and an MBA from Harvard Business School.

Massachusetts Financial Services Company, doing business as MFS Investment Management

111 Huntington Avenue, Boston, Massachusetts 02199

MFS Investment Management (“MFS”) and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund. As of December 31, 2021, total assets under management of MFS and its advisory affiliates were approximately $692 billion.

GROWTH PORTFOLIO
Eric Fischman, CFA

Investment Officer and Portfolio Manager of MFS since 2002. He began his investment career in 1999 and has a BA from Cornell University, a JD from Boston University, and an MBA from Columbia University.

Paul Gordon	Investment Officer for MFS since 2004 and Portfolio Manager of MFS since 2011. He began his investment career in 2001 and has a BS from Babson College.
Bradford Mak

Investment Officer and Portfolio Manager of MFS since 2020 and the U.S. technology sector team leader of MFS from 2016 to 2019. He began his investment career in 2003 and has a BA from Brown University and an MBA from Harvard University.

SMALL-CAP GROWTH PORTFOLIO
Michael Grossman, CFA	Investment Officer of MFS since 2005 and Portfolio Manager of MFS since 2013. He began his investment career in 1999 and has a BA from the University of Pennsylvania and an MBA from Boston College.
INTERNATIONAL LARGE-CAP PORTFOLIO
Filipe Benzinho

Investment Officer of MFS since 2009 and Portfolio Manager of MFS since 2016. He began his investment career in 2009 and has an undergraduate degree from Instituto Superior de Ciencias do Trabalho e da Empresa and an MBA from Harvard Business School.

Daniel Ling, CFA	Investment Officer and Portfolio Manager of MFS since 2009. He began his investment career in 1999 and has a BA from Nanyang Technological University.
TECHNOLOGY PORTFOLIO
Matthew Sabel	Investment Officer of MFS since 2009 and Portfolio Manager of MFS since 2011. He began his investment career in 2001 and has a BA from Tufts University.
Pacific Asset Management LLC

840 Newport Center Drive, 7th Floor, Newport Beach, California 92660

Pacific Asset Management LLC (“Pacific Asset Management”) is a registered investment adviser that provides investment services to a variety of clients. As of December 31, 2021, Pacific Asset Management’s total assets under management were approximately $18.2 billion.

CORE INCOME PORTFOLIO
David Weismiller, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Weismiller is the Lead Portfolio Manager for the Short Duration, Core Plus and Investment Grade Strategies. As the Lead Portfolio Manager, he has final authority over all aspects of the Fund’s portfolio, including security selection sector allocation and risk positioning. In addition, Mr. Weismiller covers the utilities sector. He began his investment career in 1997 and has a BA from the University of California, Santa Barbara and an MBA from the University of California, Irvine.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

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Brian M. Robertson, CFA

Managing Director of Pacific Asset Management since 2012 and Portfolio Manager of Pacific Asset Management since 2008. Mr. Robertson also provides research and analysis of investments in the forest products, paper and packaging sectors. He began his investment career in 2003 and has a BA from the University of Michigan.

Ying Qiu, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2016. Ms. Qiu is a Co-Portfolio Manager on various investment grade portfolios and has credit research responsibilities focusing on asset-backed securities (“ABS”). Prior to joining Pacific Asset Management, Ms. Qiu was a Senior Vice President, Portfolio Manager and Trader for both investment grade corporate and ABS with PIMCO since 2008. Ms. Qiu began her investment career in 1997 and has a BA from Renmin University of China and an MBA from Emory University.

FLOATING RATE INCOME PORTFOLIO
J.P. Leasure

Senior Managing Director and Portfolio Manager of Pacific Asset Management since 2007. In addition to serving as a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy, Mr. Leasure has responsibility for overseeing REITs for Pacific Asset Management. He began his investment career in 1995 and has a BA from the University of California, Los Angeles and an MBA from Columbia University.

Michael Marzouk, CFA

Managing Director and Portfolio Manager of Pacific Asset Management since 2007. Mr. Marzouk is a Portfolio Manager to Pacific Asset Management’s corporate (bank) loan strategy. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from the Anderson School of Management.

HIGH YIELD BOND PORTFOLIO
Brian M. Robertson, CFA

Managing Director of Pacific Asset Management since 2012 and Portfolio Manager of Pacific Asset Management since 2008. Mr. Robertson also provides research and analysis of investments in the forest products, paper and packaging sectors. He began his investment career in 2003 and has a BA from the University of Michigan.

C. Robert Boyd

Managing Director of Pacific Asset Management since 2017 and Portfolio Manager of Pacific Asset Management since 2014. Mr. Boyd has responsibility for overseeing all credit research activities for Pacific Asset Management. Mr. Boyd is a member of the high yield portfolio management team and provides research and analysis of investments in the leisure sector. He began his investment career in 1998 and has a BA from California State University, Long Beach and an MBA from the University of Southern California.

Pacific Investment Management Company LLC

650 Newport Center Drive, Newport Beach, California 92660

Founded in 1971, Pacific Investment Management Company LLC (“PIMCO”) specializes in the management of fixed income portfolios. It has a long-term investment philosophy, and uses a variety of techniques, including software programs it has developed, to help increase portfolio performance while controlling volatility. PIMCO and its affiliates managed $2.2 trillion in assets, including $1.7 trillion in third-party client assets as of December 31, 2021.

INFLATION MANAGED PORTFOLIO
Stephen Rodosky

Managing Director of PIMCO since 2010 and Portfolio Manager of PIMCO since 2001. He began his investment career in 1995 and holds an MS from Illinois Institute of Technology and BA from Villanova University.

Daniel He

Executive Vice President of PIMCO since 2020 and Portfolio Manager of PIMCO since 2011. Mr. He is a member of the liquid products group specializing in real return and mortgage-backed securities and serves as a member of PIMCO’s Americas portfolio committee He began his investment career in 2006 and holds an MBA from the University of Chicago Booth School of Business, and an MS and BS from the National University of Singapore.

220

MANAGED BOND PORTFOLIO
Scott A. Mather

Chief Investment Officer for PIMCO’s U.S. core strategies since 2014, Managing Director of PIMCO since 2004 and Portfolio Manager of PIMCO since 1998. He began his investment career in 1994 and has an MS and a BS from the University of Pennsylvania.

Mark R. Kiesel

Chief Investment Officer for PIMCO’s global credit since 2014, Managing Director of PIMCO since 2009 and Portfolio Manager of PIMCO since 2002. He began his investment career in 1992 and has a BS from the University of Michigan and an MBA from the University of Chicago’s Graduate School of Business.

Mohit Mittal

Managing Director of PIMCO since 2014 and Portfolio Manager of PIMCO since 2007. Mr. Mittal manages PIMCO’s investment grade credit, total return and unconstrained bond portfolios and is a member of the PIMCO’s Americas Portfolio Committee. He began his investment career in 2006 and holds an MBA from the Wharton School of the University of Pennsylvania and BS from the Indian Institute of Technology (IIT) in Delhi, India.

Pacific Life Fund Advisors LLC
700 Newport Center Drive, Newport Beach, California 92660 Pacific Life Fund Advisors LLC (“PLFA”) is the investment adviser to the Trust.
ESG PORTFOLIOS PSF DFA BALANCED ALLOCATION PORTFOLIO PACIFIC DYNAMIX PORTFOLIOS PORTFOLIO OPTIMIZATION PORTFOLIOS
Howard T. Hirakawa, CFA

Senior Vice President of Pacific Life and PLFA since 2014, Vice President of Pacific Select Fund and Pacific Funds since 2006, and Portfolio Manager since 2003. Mr. Hirakawa is responsible for the investment oversight relating to Pacific Select Fund, Pacific Funds and asset allocation services. He began his investment career in 1999 and has a BS from San Diego State University and an MBA from Claremont Graduate School.

Carleton J. Muench, CFA

Vice President of Pacific Life and PLFA since 2014, Vice President of Pacific Funds and Assistant Vice President of Pacific Select Fund since 2006, and Portfolio Manager since 2006. Mr. Muench is responsible for the investment oversight relating to Pacific Select Fund, Pacific Funds and asset allocation services. He began his investment career in 1998 and has a BS and an MS from Northeastern University.

Samuel S. Park

Director of Pacific Life and Director of fundamental research of PLFA since 2017, and Portfolio Manager since 2013. Mr. Park is responsible for managing the asset allocation function related to Pacific Funds and Pacific Select Fund. He began his investment career in 1999 and has a BA from Boston University.

Edward Sheng, PhD, CFA, CAIA

Portfolio Manager of PLFA since 2021, Director of Pacific Life and Director of Quantitative Research of PLFA since 2018 and Quantitative Researcher of PLFA since 2016. Mr. Sheng is responsible for designing advanced quantitative models that help guide the asset allocation decisions for Pacific Funds and Pacific Select Fund. He is also responsible for strategic asset allocation investment decisions. He began his investment career in 2013 and has a Ph.D. from Arizona State University, an MS degree from the University of California, Los Angeles, and a BS from Nanjing University.

Principal Global Investors, LLC

711 High Street, Des Moines, Iowa 50392

Principal Global Investors, LLC (“PGI”) provides a single point of access to a family of specialized investment boutiques, including real estate and emerging market debt. As of December 31, 2021, PGI and its affiliates had total assets under management of approximately $590.6 billion.

EMERGING MARKETS DEBT PORTFOLIO
Damien Buchet, CFA

Portfolio Manager and Chief Investor Officer for the total return fund strategy of PGI since 2015. He began his investment career in 1993 and has a BA from EDHEC School of Business Administration (France).

Christopher Watson, CFA

Senior Portfolio Manager of PGI since 2013 and Head of credit research at PGI since 2007. He began his investment career in 1999 and has a BA from McGill University (Canada) and an MBA from IMD Lausanne (Switzerland).

Arthur Duchon-Doris, CFA	Portfolio Manager of PGI since 2015. He began his investment career in 2012 and has an MSc and an MS from EDHEC Business School (France).

221

Principal Real Estate Investors LLC

711 High Street, Des Moines, Iowa 50392

Principal Real Estate Investors LLC (“Principal REI”) manages commercial real estate across the spectrum of public and private equity and debt investments, primarily for institutional investors. As of December 31, 2021, Principal REI and its affiliates had total assets under management of approximately $105 billion.

REAL ESTATE PORTFOLIO
Keith Bokota, CFA	Portfolio Manager of Principal REI since 2007. He began his investment career in 2005 and has a BA from Georgetown University.
Anthony Kenkel, CFA	Portfolio Manager of Principal REI since 2005. He began his investment career in 1997 and has a BA from Drake University and MBA from the University of Chicago.
Kelly D. Rush, CFA	Portfolio Manager of Principal REI since 2000. He began his investment career in 1984 and has a BA and MBA from the University of Iowa.
Scout Investments, Inc.

1201 Walnut Street, 21st Floor, Kansas City, Missouri 64106

Scout Investments, Inc. (“Scout”) is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. As of December 31, 2021, total assets under management were approximately $31 billion.

MID-CAP EQUITY PORTFOLIO
G. Patrick Dunkerley, CFA	Portfolio Manager of Scout since 2006. He began his investment career in 1993 and has a BS from the University of Missouri and an MBA from Golden Gate University.
Derek M. Smashey, CFA	Portfolio Manager of Scout since 2006. He began his investment career in 2004 and has a BS from Northwest Missouri State University and an MBA from the University of Kansas.
John A. Indellicate II, CFA	Portfolio Manager of Scout since 2011. He began his investment career in 2004 and has a BA from Harvard University.
Jason J. Votruba, CFA	Portfolio Manager of Scout since joining in 2002. He began his investment career in 1999 and has a BS from Kansas State University.
T. Rowe Price Associates, Inc.

100 East Pratt Street, Baltimore, Maryland 21202

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. (“T. Rowe Price”) and its affiliates manage individual and institutional investor accounts. As of December 31, 2021, T. Rowe Price’s total assets under management, including its affiliates’, were approximately $1.6 trillion.

DIVIDEND GROWTH PORTFOLIO
Thomas J. Huber, CFA

Vice President of T. Rowe Price Group, Inc. since 2001, Vice President of T. Rowe Price since 1998, and Portfolio Manager in T. Rowe Price’s U.S. equity division since 2000. He began his investment career in 1993 and has a BS from the University of Virginia and an MS from the University of Wisconsin-Madison School of Business in the Applied Security Analysis and Portfolio Management Program.

He is assisted by one of T. Rowe Price’s investment advisory committees.

SHORT DURATION BOND PORTFOLIO
Michael F. Reinartz, CFA

Vice President of T. Rowe Price Group, Inc. since 2013, Vice President of T. Rowe Price since 2010, and Portfolio Manager in T. Rowe Price’s fixed income division since 2012. Mr. Reinartz is a member of T. Rowe Price’s U.S. taxable low duration team since 2015 as well as a Portfolio Manager in T. Rowe Price’s short-term bond fund and limited-term bond portfolio since 2015. He began his investment career in 2000 and has a BS from Towson University.

He is assisted by one of T. Rowe Price’s investment advisory committees.

222

Wellington Management Company LLP

280 Congress Street, Boston, Massachusetts 02210

Wellington Management Company LLP (“Wellington”) is a Delaware limited liability partnership. Wellington is a global asset management firm that provides investment services to financial intermediaries, employee benefit plans, endowments, foundations, and other institutions. Founded in 1929. Wellington has provided investment services for more than 90 years. As of December 31, 2021, Wellington and its investment advisory affiliates’ total assets under management were approximately $1.4 trillion.

INTERNATIONAL VALUE PORTFOLIO
Andrew M. Corry, CFA

Senior Managing Director of Wellington since 2015, and Equity Portfolio Manager of Wellington since 2011. He began his investment career in 1989 and has a BA from Gettysburg College and an MBA from the University of Chicago.

James H. Shakin, CFA	Senior Managing Director of Wellington since 2001, and Equity Portfolio Manager of Wellington since 2006. He began his investment career in 1986 and has a BS from the University of Pennsylvania.
Western Asset Management Company, LLC

385 East Colorado Boulevard, Pasadena, California 91101

Western Asset Management Company, LLC (“Western Asset”) operates from offices in California and New York. Western Asset is an investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc. As of December 31, 2021, Western Asset, together with its other affiliated investment advisory entities, had total assets under management of approximately $492.4 billion.

DIVERSIFIED BOND PORTFOLIO
S. Kenneth Leech	Chief Investment Officer of Western Asset since 1990. He began his investment career in 1977 and has a BA, a BS, and an MBA from The Wharton School at the University of Pennsylvania.
Mark. S. Lindbloom	Portfolio Manager of Western Asset since 2005. He began his investment career in 1978 and has a BS from Rider University and an MBA from Pace University.
John L. Bellows, CFA	Portfolio Manager of Western Asset since 2012. He began his investment career in 2009 and has a BA from Dartmouth College and a PhD from the University of California, Berkeley.
Frederick R. Marki, CFA	Portfolio Manager of Western Asset since 2005. He began his investment career in 1983 and has a BS from the Massachusetts Institute of Technology.
Julien A. Scholnick, CFA	Portfolio Manager of Western Asset since 2003. He began his investment career in 1997 and has a BA from the University of California, Los Angeles and an MBA from Cornell University.

223

FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual report for the fiscal year ended December 31, 2021. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section of this Prospectus.

Certain Funds may invest in other investment companies, including other mutual funds, exchange-traded funds, business development companies and closed-end funds, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

224

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2021	$12.72	$0.23	($0.28)	($0.05)	$-	$-	$-	$12.67	0.74%	0.74%	1.80%	(0.39%)	$47,044	86%
2020	11.61	0.28	0.83	1.11	-	-	-	12.72	0.74%	0.74%	2.29%	9.58%	46,604	121%
2019	10.46	0.33	0.82	1.15	-	-	-	11.61	0.74%	0.74%	2.98%	10.92%	29,951	78%
2018	10.67	0.33	(0.54)	(0.21)	-	-	-	10.46	0.75%	0.75%	3.10%	(1.94%)	21,244	83%
2017	10.16	0.28	0.23	0.51	-	-	-	10.67	0.74%	0.74%	2.69%	5.01%	18,368	73%
Class P
2021	12.86	0.26	(0.28)	(0.02)	-	-	-	12.84	0.54%	0.54%	2.00%	(0.19%)	590,267	86%
2020	11.72	0.31	0.83	1.14	-	-	-	12.86	0.54%	0.54%	2.53%	9.79%	563,135	121%
2019	10.54	0.36	0.82	1.18	-	-	-	11.72	0.55%	0.55%	3.17%	11.15%	523,920	78%
2018	10.73	0.35	(0.54)	(0.19)	-	-	-	10.54	0.55%	0.55%	3.28%	(1.75%)	294,297	83%
2017	10.20	0.30	0.23	0.53	-	-	-	10.73	0.55%	0.55%	2.89%	5.21%	376,752	73%
Diversified Bond
Class I
2021	$12.17	$0.26	($0.49)	($0.23)	$-	$-	$-	$11.94	0.64%	0.64%	2.20%	(1.93%)	$564,741	106%
2020	11.03	0.30	0.84	1.14	-	-	-	12.17	0.65%	0.65%	2.62%	10.35%	474,148	176%
2019	9.76	0.34	0.93	1.27	-	-	-	11.03	0.65%	0.65%	3.21%	13.00%	568,139	276%
2018	9.90	0.33	(0.47)	(0.14)	-	-	-	9.76	0.65%	0.65%	3.37%	(1.36%)	378,733	260%
2017	9.26	0.30	0.34	0.64	-	-	-	9.90	0.64%	0.64%	3.14%	6.88%	376,640	237%
Class P
2021	16.49	0.39	(0.68)	(0.29)	-	-	-	16.20	0.44%	0.44%	2.40%	(1.73%)	4,131,522	106%
2020	14.91	0.44	1.14	1.58	-	-	-	16.49	0.45%	0.45%	2.80%	10.57%	3,974,079	176%
2019	13.17	0.48	1.26	1.74	-	-	-	14.91	0.45%	0.45%	3.41%	13.22%	3,852,139	276%
2018	13.32	0.46	(0.61)	(0.15)	-	-	-	13.17	0.45%	0.45%	3.56%	(1.16%)	2,753,754	260%
2017	12.44	0.43	0.45	0.88	-	-	-	13.32	0.44%	0.44%	3.34%	7.09%	3,475,577	237%
Floating Rate Income
Class I
2021	$13.18	$0.53	$0.08	$0.61	$-	$-	$-	$13.79	0.91%	0.86%	3.91%	4.62%	$269,774	104%
2020	12.59	0.49	0.10	0.59	-	-	-	13.18	0.91%	0.86%	3.94%	4.71%	236,995	107%
2019	11.65	0.62	0.32	0.94	-	-	-	12.59	0.93%	0.88%	5.07%	8.11%	250,135	105%
2018	11.65	0.58	(0.58)	-	-	-	-	11.65	0.94%	0.94%	4.86%	(0.03%)	90,147	117%
2017	11.23	0.52	(0.10)	0.42	-	-	-	11.65	0.92%	0.92%	4.53%	3.76%	62,641	102%
Class P
2021	13.38	0.56	0.09	0.65	-	-	-	14.03	0.71%	0.66%	4.10%	4.83%	129,383	104%
2020	12.76	0.53	0.09	0.62	-	-	-	13.38	0.71%	0.66%	4.19%	4.92%	239,179	107%
2019	11.78	0.66	0.32	0.98	-	-	-	12.76	0.73%	0.68%	5.29%	8.30%	394,144	105%
2018	11.76	0.59	(0.57)	0.02	-	-	-	11.78	0.73%	0.73%	4.92%	0.17%	366,922	117%
2017	11.31	0.52	(0.07)	0.45	-	-	-	11.76	0.72%	0.72%	4.52%	3.97%	560,060	102%
High Yield Bond
Class I
2021	$9.38	$0.47	$0.04	$0.51	$-	$-	$-	$9.89	0.63%	0.63%	4.88%	5.42%	$351,557	46%
2020	8.87	0.48	0.03	0.51	-	-	-	9.38	0.63%	0.63%	5.51%	5.74%	342,507	59%
2019	7.78	0.45	0.64	1.09	-	-	-	8.87	0.64%	0.64%	5.32%	13.98%	319,345	59%
2018	8.05	0.42	(0.69)	(0.27)	-	-	-	7.78	0.63%	0.63%	5.27%	(3.27%)	269,670	43%
2017	7.47	0.39	0.19	0.58	-	-	-	8.05	0.63%	0.63%	5.02%	7.75%	324,869	46%
Class P
2021	10.30	0.54	0.04	0.58	-	-	-	10.88	0.43%	0.43%	5.08%	5.63%	966,816	46%
2020	9.72	0.54	0.04	0.58	-	-	-	10.30	0.43%	0.43%	5.72%	5.96%	1,028,641	59%
2019	8.51	0.51	0.70	1.21	-	-	-	9.72	0.44%	0.44%	5.52%	14.21%	864,418	59%
2018	8.78	0.48	(0.75)	(0.27)	-	-	-	8.51	0.43%	0.43%	5.48%	(3.08%)	771,581	43%
2017	8.14	0.45	0.19	0.64	-	-	-	8.78	0.43%	0.43%	5.23%	7.96%	522,717	46%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed
Class I
2021	$12.50	$0.62	$0.09	$0.71	$-	$-	$-	$13.21	0.67%	0.67	%(7)	4.88%	5.69%	$335,607	115%
2020	11.22	0.12	1.16	1.28	-	-	-	12.50	0.88%	0.88%		0.99%	11.42%	292,256	226%
2019	10.32	0.20	0.70	0.90	-	-	-	11.22	1.93%	1.93%		1.88%	8.64%	278,484	284%
2018	10.55	0.31	(0.54)	(0.23)	-	-	-	10.32	1.56%	1.56%		2.94%	(2.15%)	297,483	256%
2017	10.18	0.26	0.11	0.37	-	-	-	10.55	1.13%	1.13%		2.52%	3.68%	340,629	193%
Class P
2021	14.24	0.74	0.10	0.84	-	-	-	15.08	0.47%	0.47	%(7)	5.09%	5.90%	208,469	115%
2020	12.75	0.15	1.34	1.49	-	-	-	14.24	0.68%	0.68%		1.13%	11.64%	206,924	226%
2019	11.71	0.19	0.85	1.04	-	-	-	12.75	1.73%	1.73%		1.55%	8.86%	158,321	284%
2018	11.95	0.38	(0.62)	(0.24)	-	-	-	11.71	1.36%	1.36%		3.18%	(1.96%)	362,227	256%
2017	11.50	0.32	0.13	0.45	-	-	-	11.95	0.93%	0.93%		2.70%	3.89%	369,795	193%
Intermediate Bond
Class I
11/01/2021 - 12/31/2021	$9.99	$0.02	($0.03)	($0.01)	$-	$-	$-	$9.98	0.62%	0.62%		1.12%	(0.16%)	$1,094	135%
Class P
2021	10.16	0.12	(0.30)	(0.18)	-	-	-	9.98	0.43%	0.43%		1.20%	(1.70%)	1,254,209	135%
10/23/2020 - 12/31/2020	10.00	0.01	0.15	0.16	-	-	-	10.16	0.45%	0.45%		0.55%	1.57%	1,090,654	82%
Managed Bond
Class I
2021	$14.93	$0.25	($0.42)	($0.17)	$-	$-	$-	$14.76	0.63%	0.62%		1.69%	(1.13%)	$871,592	320%
2020	13.78	0.30	0.85	1.15	-	-	-	14.93	0.70%	0.69%		2.04%	8.34%	898,530	574%
2019	12.70	0.38	0.70	1.08	-	-	-	13.78	1.00%	1.00%		2.87%	8.49%	829,816	606%
2018	12.78	0.33	(0.41)	(0.08)	-	-	-	12.70	1.04%	1.04%		2.65%	(0.60%)	840,708	608%
2017	12.20	0.32	0.26	0.58	-	-	-	12.78	0.69%	0.69%		2.55%	4.72%	880,799	636%
Class P
2021	16.52	0.31	(0.46)	(0.15)	-	-	-	16.37	0.43%	0.42%		1.89%	(0.93%)	1,886,891	320%
2020	15.22	0.36	0.94	1.30	-	-	-	16.52	0.50%	0.49%		2.23%	8.56%	2,096,829	574%
2019	14.00	0.46	0.76	1.22	-	-	-	15.22	0.80%	0.80%		3.08%	8.71%	2,541,514	606%
2018	14.06	0.39	(0.45)	(0.06)	-	-	-	14.00	0.84%	0.84%		2.83%	(0.40%)	1,456,611	608%
2017	13.40	0.38	0.28	0.66	-	-	-	14.06	0.49%	0.49%		2.75%	4.93%	1,918,966	636%
Short Duration Bond
Class I
2021	$10.75	$0.12	($0.16)	($0.04)	$-	$-	$-	$10.71	0.63%	0.63%		1.10%	(0.45%)	$501,192	82%
2020	10.37	0.18	0.20	0.38	-	-	-	10.75	0.63%	0.63%		1.72%	3.73%	511,791	83%
2019	9.95	0.24	0.18	0.42	-	-	-	10.37	0.64%	0.64%		2.33%	4.22%	465,453	131%
2018	9.84	0.20	(0.09)	0.11	-	-	-	9.95	0.64%	0.64%		2.00%	1.14%	483,827	101%
2017	9.71	0.14	(0.01)	0.13	-	-	-	9.84	0.63%	0.63%		1.38%	1.26%	481,572	52%
Class P
2021	11.22	0.15	(0.17)	(0.02)	-	-	-	11.20	0.43%	0.43%		1.30%	(0.25%)	934,420	82%
2020	10.80	0.21	0.21	0.42	-	-	-	11.22	0.43%	0.43%		1.90%	3.94%	1,035,575	83%
2019	10.34	0.27	0.19	0.46	-	-	-	10.80	0.43%	0.43%		2.53%	4.43%	837,740	131%
2018	10.20	0.21	(0.07)	0.14	-	-	-	10.34	0.43%	0.43%		2.07%	1.34%	518,877	101%
2017	10.06	0.16	(0.02)	0.14	-	-	-	10.20	0.43%	0.43%		1.58%	1.46%	1,680,469	52%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt
Class I
2021	$12.97	$0.53	($1.29)	($0.76)	$-	$-	$-	$12.21	1.05%	1.03%	4.20%	(6.12%)	$90,598	145%
2020	12.75	0.54	(0.32)	0.22	-	-	-	12.97	1.09%	1.07%	4.54%	1.75%	84,108	82%
2019	11.64	0.68	0.43	1.11	-	-	-	12.75	1.05%	1.03%	5.48%	9.52%	54,255	55%
2018	12.31	0.66	(1.33)	(0.67)	-	-	-	11.64	1.04%	1.04%	5.57%	(5.45%)	45,110	46%
2017	10.89	0.78	0.64	1.42	-	-	-	12.31	1.06%	1.06%	6.58%	13.09%	47,555	58%
Class P
2021	13.19	0.56	(1.31)	(0.75)	-	-	-	12.44	0.85%	0.82%	4.40%	(5.94%)	467,700	145%
2020	12.94	0.59	(0.34)	0.25	-	-	-	13.19	0.86%	0.84%	4.93%	1.96%	290,029	82%
2019	11.80	0.71	0.43	1.14	-	-	-	12.94	0.85%	0.83%	5.63%	9.74%	716,924	55%
2018	12.45	0.67	(1.32)	(0.65)	-	-	-	11.80	0.84%	0.83%	5.66%	(5.26%)	1,029,570	46%
2017	10.98	0.81	0.66	1.47	-	-	-	12.45	0.86%	0.86%	6.83%	13.32%	325,005	58%
Dividend Growth
Class I
2021	$29.32	$0.21	$7.35	$7.56	$-	$-	$-	$36.88	0.87%	0.87%	0.63%	25.80%	$649,523	10%
2020	25.85	0.23	3.24	3.47	-	-	-	29.32	0.88%	0.88%	0.92%	13.44%	526,309	28%
2019	19.78	0.25	5.82	6.07	-	-	-	25.85	0.88%	0.88%	1.06%	30.64%	487,210	23%
2018	20.04	0.27	(0.53)	(0.26)	-	-	-	19.78	0.89%	0.89%	1.32%	(1.28%)	373,346	27%
2017	16.83	0.19	3.02	3.21	-	-	-	20.04	0.89%	0.89%	1.05%	19.07%	404,609	18%
Class P
2021	32.30	0.30	8.11	8.41	-	-	-	40.71	0.67%	0.67%	0.84%	26.05%	1,197,125	10%
2020	28.42	0.31	3.57	3.88	-	-	-	32.30	0.68%	0.68%	1.12%	13.66%	1,356,736	28%
2019	21.71	0.32	6.39	6.71	-	-	-	28.42	0.69%	0.69%	1.25%	30.90%	950,491	23%
2018	21.95	0.35	(0.59)	(0.24)	-	-	-	21.71	0.70%	0.70%	1.55%	(1.09%)	502,741	27%
2017	18.40	0.25	3.30	3.55	-	-	-	21.95	0.69%	0.69%	1.25%	19.31%	438,657	18%
Equity Index
Class I
2021	$92.77	$1.21	$25.11	$26.32	$-	$-	$-	$119.09	0.27%	0.27%	1.14%	28.37%	$3,929,164	2%
2020	78.55	1.25	12.97	14.22	-	-	-	92.77	0.28%	0.28%	1.59%	18.11%	3,129,087	7%
2019	59.92	1.22	17.41	18.63	-	-	-	78.55	0.28%	0.28%	1.74%	31.10%	2,672,446	6%
2018	62.89	1.08	(4.05)	(2.97)	-	-	-	59.92	0.28%	0.28%	1.66%	(4.73%)	2,077,180	4%
2017	51.77	1.00	10.12	11.12	-	-	-	62.89	0.28%	0.28%	1.74%	21.48%	2,223,044	4%
Class P
2021	96.20	1.47	26.06	27.53	-	-	-	123.73	0.07%	0.07%	1.36%	28.63%	581,154	2%
2020	81.29	1.45	13.46	14.91	-	-	-	96.20	0.08%	0.08%	1.79%	18.35%	778,542	7%
2019	61.88	1.40	18.01	19.41	-	-	-	81.29	0.08%	0.08%	1.91%	31.36%	718,257	6%
2018	64.82	1.24	(4.18)	(2.94)	-	-	-	61.88	0.08%	0.08%	1.85%	(4.54%)	391,230	4%
2017	53.26	1.14	10.42	11.56	-	-	-	64.82	0.08%	0.08%	1.93%	21.72%	884,163	4%
Focused Growth
Class I
2021	$52.63	($0.30)	$10.71	$10.41	$-	$-	$-	$63.04	0.95%	0.95%	(0.51%)	19.79%	$347,239	44%
2020	38.06	(0.19)	14.76	14.57	-	-	-	52.63	0.97%	0.97%	(0.44%)	38.29%	291,287	42%
2019	28.09	(0.06)	10.03	9.97	-	-	-	38.06	0.97%	0.97%	(0.16%)	35.46%	236,437	40%
2018	26.76	(0.07)	1.40	1.33	-	-	-	28.09	0.97%	0.97%	(0.24%)	4.99%	180,115	41%
2017	20.66	(0.04)	6.14	6.10	-	-	-	26.76	0.97%	0.97%	(0.17%)	29.50%	175,961	59%
Class P
2021	53.73	(0.17)	10.93	10.76	-	-	-	64.49	0.75%	0.75%	(0.28%)	20.03%	496,393	44%
2020	38.77	(0.10)	15.06	14.96	-	-	-	53.73	0.76%	0.76%	(0.23%)	38.58%	45	42%
2019	28.56	0.02	10.19	10.21	-	-	-	38.77	0.76%	0.76%	0.05%	35.75%	33	40%
2018	27.14	(0.01)	1.43	1.42	-	-	-	28.56	0.76%	0.76%	(0.03%)	5.21%	24	41%
2017	20.92	0.01	6.21	6.22	-	-	-	27.14	0.76%	0.76%	0.04%	29.77%	23	59%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Growth
Class I
2021	$52.59	($0.23)	$12.54	$12.31	$-	$-	$-	$64.90	0.77%	0.77%	(0.38%)	23.42%	$999,552	13%
2020	39.97	(0.12)	12.74	12.62	-	-	-	52.59	0.78%	0.78%	(0.28%)	31.56%	833,240	40%
2019	28.94	(0.04)	11.07	11.03	-	-	-	39.97	0.78%	0.78%	(0.12%)	38.13%	709,513	28%
2018	28.26	(0.02)	0.70	0.68	-	-	-	28.94	0.78%	0.78%	(0.05%)	2.40%	541,763	33%
2017	21.47	0.03	6.76	6.79	-	-	-	28.26	0.78%	0.78%	0.10%	31.64%	567,360	21%
Class P
2021	56.97	(0.12)	13.61	13.49	-	-	-	70.46	0.57%	0.57%	(0.18%)	23.67%	1,219,416	13%
2020	43.22	(0.04)	13.79	13.75	-	-	-	56.97	0.58%	0.58%	(0.08%)	31.82%	1,496,227	40%
2019	31.23	0.03	11.96	11.99	-	-	-	43.22	0.58%	0.58%	0.08%	38.41%	1,244,042	28%
2018	30.43	0.05	0.75	0.80	-	-	-	31.23	0.58%	0.58%	0.14%	2.61%	764,599	33%
2017	23.07	0.08	7.28	7.36	-	-	-	30.43	0.58%	0.58%	0.30%	31.90%	627,046	21%
Hedged Equity
Class I
04/30/2021 - 12/31/2021	$10.00	$0.03	$0.52	$0.55	$-	$-	$-	$10.55	1.13%	0.90%	0.48%	5.37%	$58,694	34%
Class P
04/30/2021 - 12/31/2021	10.00	0.05	0.52	0.57	-	-	-	10.57	0.93%	0.70%	0.70%	5.51%	633	34%
Large-Cap Core (formerly named Main Street Core)
Class I
2021	$53.74	$0.53	$14.40	$14.93	$-	$-	$-	$68.67	0.67%	0.67%	0.87%	27.76%	$715,346	42%
2020	47.17	0.46	6.11	6.57	-	-	-	53.74	0.68%	0.68%	0.99%	13.94%	625,521	56%
2019	35.70	0.51	10.96	11.47	-	-	-	47.17	0.68%	0.68%	1.20%	32.13%	626,936	42%
2018	38.70	0.50	(3.50)	(3.00)	-	-	-	35.70	0.68%	0.68%	1.27%	(7.74%)	533,368	62%
2017	33.05	0.47	5.18	5.65	-	-	-	38.70	0.68%	0.68%	1.30%	17.08%	590,847	37%
Class P
2021	60.05	0.78	16.05	16.83	-	-	-	76.88	0.47%	0.47%	1.14%	28.02%	397,013	42%
2020	52.60	0.61	6.84	7.45	-	-	-	60.05	0.48%	0.48%	1.17%	14.16%	578,315	56%
2019	39.73	0.66	12.21	12.87	-	-	-	52.60	0.48%	0.48%	1.40%	32.40%	459,756	42%
2018	42.98	0.63	(3.88)	(3.25)	-	-	-	39.73	0.48%	0.48%	1.44%	(7.56%)	426,489	62%
2017	36.64	0.60	5.74	6.34	-	-	-	42.98	0.48%	0.48%	1.50%	17.32%	776,979	37%
Large-Cap Growth
Class I
2021	$20.49	($0.10)	$4.25	$4.15	$-	$-	$-	$24.64	0.93%	0.89%	(0.44%)	20.27%	$460,251	40%
2020	14.81	(0.07)	5.75	5.68	-	-	-	20.49	0.93%	0.89%	(0.40%)	38.35%	420,994	42%
2019	11.19	(0.04)	3.66	3.62	-	-	-	14.81	0.94%	0.89%	(0.30%)	32.34%	308,203	42%
2018	10.98	(0.01)	0.22	0.21	-	-	-	11.19	0.93%	0.89%	(0.09%)	1.89%	241,246	65%
2017	8.21	(0.01)	2.78	2.77	-	-	-	10.98	0.94%	0.90%	(0.12%)	33.69%	231,786	48%
Class P
2021	24.21	(0.06)	5.03	4.97	-	-	-	29.18	0.73%	0.69%	(0.24%)	20.51%	765,546	40%
2020	17.47	(0.04)	6.78	6.74	-	-	-	24.21	0.73%	0.69%	(0.20%)	38.62%	1,132,392	42%
2019	13.17	(0.02)	4.32	4.30	-	-	-	17.47	0.74%	0.69%	(0.10%)	32.61%	1,059,043	42%
2018	12.90	0.02	0.25	0.27	-	-	-	13.17	0.74%	0.69%	0.12%	2.09%	993,572	65%
2017	9.63	0.01	3.26	3.27	-	-	-	12.90	0.74%	0.70%	0.07%	33.96%	628,397	48%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Value
Class I
2021	$27.28	$0.33	$6.79	$7.12	$-	$-	$-	$34.40	0.83%	0.83%	1.03%	26.12%	$469,171	18%
2020	25.76	0.35	1.17	1.52	-	-	-	27.28	0.83%	0.83%	1.48%	5.87%	376,337	33%
2019	20.05	0.35	5.36	5.71	-	-	-	25.76	0.84%	0.84%	1.52%	28.46%	377,392	10%
2018	22.12	0.30	(2.37)	(2.07)	-	-	-	20.05	0.83%	0.83%	1.36%	(9.35%)	322,823	13%
2017	19.41	0.26	2.45	2.71	-	-	-	22.12	0.82%	0.82%	1.26%	13.95%	391,088	10%
Class P
2021	30.05	0.43	7.49	7.92	-	-	-	37.97	0.63%	0.63%	1.25%	26.37%	874,567	18%
2020	28.32	0.43	1.30	1.73	-	-	-	30.05	0.63%	0.63%	1.65%	6.08%	1,216,921	33%
2019	22.00	0.44	5.88	6.32	-	-	-	28.32	0.64%	0.64%	1.73%	28.72%	833,371	10%
2018	24.23	0.37	(2.60)	(2.23)	-	-	-	22.00	0.63%	0.63%	1.54%	(9.17%)	992,336	13%
2017	21.22	0.33	2.68	3.01	-	-	-	24.23	0.62%	0.62%	1.46%	14.17%	1,691,444	10%
Mid-Cap Equity
Class I
2021	$29.36	$0.07	$4.75	$4.82	$-	$-	$-	$34.18	0.88%	0.88%	0.22%	16.40%	$457,508	119%
2020	23.03	0.10	6.23	6.33	-	-	-	29.36	0.88%	0.88%	0.44%	27.51%	420,292	103%
2019	19.06	0.21	3.76	3.97	-	-	-	23.03	0.88%	0.88%	0.97%	20.84%	365,156	166%
2018	21.11	0.14	(2.19)	(2.05)	-	-	-	19.06	0.88%	0.88%	0.64%	(9.72%)	319,749	146%
2017	16.98	0.09	4.04	4.13	-	-	-	21.11	0.88%	0.88%	0.46%	24.27%	369,225	74%
Class P
2021	36.32	0.17	5.87	6.04	-	-	-	42.36	0.68%	0.68%	0.41%	16.63%	358,643	119%
2020	28.42	0.19	7.71	7.90	-	-	-	36.32	0.68%	0.68%	0.67%	27.77%	398,953	103%
2019	23.48	0.32	4.62	4.94	-	-	-	28.42	0.68%	0.68%	1.17%	21.09%	702,213	166%
2018	25.95	0.22	(2.69)	(2.47)	-	-	-	23.48	0.68%	0.68%	0.84%	(9.54%)	480,884	146%
2017	20.84	0.15	4.96	5.11	-	-	-	25.95	0.68%	0.68%	0.65%	24.52%	490,130	74%
Mid-Cap Growth
Class I
2021	$27.47	($0.17)	$4.75	$4.58	$-	$-	$-	$32.05	0.93%	0.90%	(0.56%)	16.67%	$541,746	37%
2020	18.30	(0.07)	9.24	9.17	-	-	-	27.47	0.93%	0.91%	(0.34%)	50.14%	474,569	21%
2019	13.22	(0.04)	5.12	5.08	-	-	-	18.30	0.93%	0.91%	(0.27%)	38.45%	367,697	24%
2018	13.19	(0.02)	0.05	0.03	-	-	-	13.22	0.93%	0.90%	(0.17%)	0.16%	280,053	55%
2017	10.35	- (8)	2.84	2.84	-	-	-	13.19	0.93%	0.90%	0.03%	27.49%	290,867	25%
Class P
2021	30.23	(0.12)	5.23	5.11	-	-	-	35.34	0.73%	0.70%	(0.37%)	16.90%	748,898	37%
2020	20.09	(0.03)	10.17	10.14	-	-	-	30.23	0.73%	0.71%	(0.14%)	50.44%	537,942	21%
2019	14.48	(0.01)	5.62	5.61	-	-	-	20.09	0.73%	0.71%	(0.08%)	38.73%	586,278	24%
2018	14.43	- (8)	0.05	0.05	-	-	-	14.48	0.73%	0.71%	0.02%	0.36%	470,124	55%
2017	11.30	0.02	3.11	3.13	-	-	-	14.43	0.73%	0.71%	0.20%	27.74%	137,708	25%
Mid-Cap Value
Class I
2021	$21.58	$0.15	$5.68	$5.83	$-	$-	$-	$27.41	0.93%	0.93%	0.60%	27.03%	$152,213	22%
2020	20.45	0.18	0.95	1.13	-	-	-	21.58	0.93%	0.93%	1.02%	5.52%	109,677	48%
2019	15.74	0.17	4.54	4.71	-	-	-	20.45	0.93%	0.93%	0.92%	29.94%	119,570	37%
2018	18.47	0.14	(2.87)	(2.73)	-	-	-	15.74	0.92%	0.92%	0.77%	(14.79%)	94,015	56%
2017	16.00	0.10	2.37	2.47	-	-	-	18.47	0.91%	0.91%	0.56%	15.46%	116,569	57%
Class P
2021	32.03	0.29	8.45	8.74	-	-	-	40.77	0.73%	0.73%	0.78%	27.29%	713,811	22%
2020	30.30	0.33	1.40	1.73	-	-	-	32.03	0.73%	0.73%	1.23%	5.73%	730,338	48%
2019	23.27	0.30	6.73	7.03	-	-	-	30.30	0.73%	0.73%	1.10%	30.20%	910,059	37%
2018	27.26	0.25	(4.24)	(3.99)	-	-	-	23.27	0.71%	0.71%	0.94%	(14.62%)	973,693	56%
2017	23.56	0.19	3.51	3.70	-	-	-	27.26	0.71%	0.71%	0.76%	15.69%	1,691,696	57%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Equity
Class I
2021	$23.89	$0.25	$6.07	$6.32	$-	$-	$-	$30.21	1.00%	0.90%	0.87%	26.46%	$114,214	51%
2020	22.66	0.25	0.98	1.23	-	-	-	23.89	1.03%	0.93%	1.29%	5.42%	87,097	46%
2019	18.28	0.29	4.09	4.38	-	-	-	22.66	1.02%	0.92%	1.40%	23.96%	84,882	39%
2018	20.99	0.23	(2.94)	(2.71)	-	-	-	18.28	1.02%	0.92%	1.09%	(12.91%)	70,229	35%
2017	19.31	0.20	1.48	1.68	-	-	-	20.99	1.01%	0.91%	1.03%	8.72%	94,677	28%
Class P
2021	31.27	0.41	7.94	8.35	-	-	-	39.62	0.80%	0.70%	1.06%	26.71%	363,249	51%
2020	29.60	0.37	1.30	1.67	-	-	-	31.27	0.83%	0.73%	1.46%	5.63%	104,196	46%
2019	23.83	0.43	5.34	5.77	-	-	-	29.60	0.82%	0.72%	1.60%	24.21%	168,886	39%
2018	27.31	0.35	(3.83)	(3.48)	-	-	-	23.83	0.82%	0.72%	1.26%	(12.74%)	167,917	35%
2017	25.07	0.31	1.93	2.24	-	-	-	27.31	0.81%	0.71%	1.22%	8.94%	427,221	28%
Small-Cap Growth
Class I
2021	$32.88	($0.16)	$0.72	$0.56	$-	$-	$-	$33.44	0.84%	0.84%	(0.46%)	1.69%	$204,086	79%
2020	21.14	(0.09)	11.83	11.74	-	-	-	32.88	0.84%	0.84%	(0.36%)	55.58%	208,805	175%
2019	16.02	(0.15)	5.27	5.12	-	-	-	21.14	0.84%	0.84%	(0.72%)	31.90%	155,017	99%
2018	15.18	(0.10)	0.94	0.84	-	-	-	16.02	0.84%	0.84%	(0.55%)	5.55%	130,454	102%
2017	11.66	(0.06)	3.58	3.52	-	-	-	15.18	0.83%	0.83%	(0.44%)	30.21%	128,927	97%
Class P
2021	38.91	(0.10)	0.84	0.74	-	-	-	39.65	0.64%	0.64%	(0.25%)	1.89%	78,051	79%
2020	24.96	(0.04)	13.99	13.95	-	-	-	38.91	0.64%	0.64%	(0.13%)	55.89%	99,319	175%
2019	18.89	(0.12)	6.19	6.07	-	-	-	24.96	0.64%	0.64%	(0.52%)	32.17%	42,086	99%
2018	17.86	(0.07)	1.10	1.03	-	-	-	18.89	0.64%	0.64%	(0.33%)	5.75%	46,225	102%
2017	13.69	(0.04)	4.21	4.17	-	-	-	17.86	0.64%	0.64%	(0.24%)	30.47%	118,183	97%
Small-Cap Index
Class I
2021	$30.84	$0.23	$4.16	$4.39	$-	$-	$-	$35.23	0.54%	0.54%	0.65%	14.24%	$671,321	21%
2020	25.88	0.20	4.76	4.96	-	-	-	30.84	0.55%	0.55%	0.85%	19.16%	610,657	20%
2019	20.74	0.22	4.92	5.14	-	-	-	25.88	0.55%	0.55%	0.93%	24.80%	553,267	12%
2018	23.45	0.21	(2.92)	(2.71)	-	-	-	20.74	0.55%	0.55%	0.87%	(11.55%)	450,257	16%
2017	20.56	0.19	2.70	2.89	-	-	-	23.45	0.56%	0.56%	0.88%	14.06%	527,673	11%
Class P
2021	31.37	0.30	4.24	4.54	-	-	-	35.91	0.34%	0.34%	0.85%	14.47%	184,809	21%
2020	26.28	0.25	4.84	5.09	-	-	-	31.37	0.35%	0.35%	1.05%	19.39%	185,980	20%
2019	21.01	0.27	5.00	5.27	-	-	-	26.28	0.35%	0.35%	1.11%	25.05%	156,017	12%
2018	23.71	0.26	(2.96)	(2.70)	-	-	-	21.01	0.35%	0.35%	1.04%	(11.38%)	248,932	16%
2017	20.75	0.22	2.74	2.96	-	-	-	23.71	0.37%	0.37%	1.04%	14.29%	362,997	11%
Small-Cap Value
Class I
2021	$22.73	$0.13	$7.96	$8.09	$-	$-	$-	$30.82	0.98%	0.98%	0.44%	35.61%	$270,629	56%
2020	21.97	0.14	0.62	0.76	-	-	-	22.73	0.99%	0.99%	0.81%	3.44%	201,788	51%
2019	17.93	0.12	3.92	4.04	-	-	-	21.97	0.98%	0.98%	0.59%	22.58%	207,494	36%
2018	21.41	0.06	(3.54)	(3.48)	-	-	-	17.93	0.98%	0.98%	0.28%	(16.29%)	178,406	37%
2017	19.71	0.04	1.66	1.70	-	-	-	21.41	0.98%	0.98%	0.18%	8.65%	231,864	45%
Class P
2021	27.78	0.23	9.73	9.96	-	-	-	37.74	0.78%	0.78%	0.64%	35.88%	363,532	56%
2020	26.80	0.22	0.76	0.98	-	-	-	27.78	0.79%	0.79%	0.99%	3.64%	106,613	51%
2019	21.82	0.19	4.79	4.98	-	-	-	26.80	0.78%	0.78%	0.77%	22.83%	171,032	36%
2018	26.02	0.11	(4.31)	(4.20)	-	-	-	21.82	0.78%	0.78%	0.43%	(16.12%)	186,530	37%
2017	23.90	0.09	2.03	2.12	-	-	-	26.02	0.78%	0.78%	0.39%	8.87%	455,577	45%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Value
Class I
2021	$16.09	$0.28		$3.20	$3.48	$-	$-	$-	$19.57	0.94%	0.86%	1.55%	21.64%	$265,095	48%
2020	17.28	0.28		(1.47)	(1.19)	-	-	-	16.09	0.95%	0.92%	1.96%	(6.94%)	242,064	123%
2019	13.86	0.29		3.13	3.42	-	-	-	17.28	0.94%	0.93%	1.84%	24.72%	268,920	31%
2018	15.81	0.23		(2.18)	(1.95)	-	-	-	13.86	0.94%	0.93%	1.44%	(12.37%)	232,352	19%
2017	13.43	0.19		2.19	2.38	-	-	-	15.81	0.94%	0.92%	1.33%	17.76%	280,712	13%
Class P
2021	18.47	0.37		3.67	4.04	-	-	-	22.51	0.74%	0.66%	1.75%	21.89%	913,732	48%
2020	19.81	0.36		(1.70)	(1.34)	-	-	-	18.47	0.75%	0.72%	2.17%	(6.75%)	547,526	123%
2019	15.85	0.37		3.59	3.96	-	-	-	19.81	0.75%	0.73%	2.02%	24.97%	807,432	31%
2018	18.05	0.30		(2.50)	(2.20)	-	-	-	15.85	0.74%	0.73%	1.63%	(12.20%)	443,178	19%
2017	15.30	0.25		2.50	2.75	-	-	-	18.05	0.74%	0.73%	1.54%	18.00%	735,493	13%
Value Advantage
Class I
2021	$18.99	$0.27		$5.15	$5.42	$-	$-	$-	$24.41	0.89%	0.89%	1.21%	28.52%	$97,936	26%
2020	19.54	0.28		(0.83)	(0.55)	-	-	-	18.99	0.89%	0.89%	1.68%	(2.78%)	56,754	33%
2019	15.39	0.29		3.86	4.15	-	-	-	19.54	0.89%	0.89%	1.63%	26.96%	50,905	17%
2018	16.92	0.29		(1.82)	(1.53)	-	-	-	15.39	0.89%	0.88%	1.70%	(9.06%)	34,468	20%
2017	14.80	0.21		1.91	2.12	-	-	-	16.92	0.89%	0.88%	1.34%	14.32%	34,916	25%
Class P
2021	19.29	0.32		5.23	5.55	-	-	-	24.84	0.69%	0.69%	1.42%	28.78%	951,636	26%
2020	19.80	0.31		(0.82)	(0.51)	-	-	-	19.29	0.69%	0.69%	1.87%	(2.58%)	1,029,439	33%
2019	15.56	0.33		3.91	4.24	-	-	-	19.80	0.69%	0.69%	1.82%	27.21%	886,218	17%
2018	17.08	0.32		(1.84)	(1.52)	-	-	-	15.56	0.69%	0.68%	1.87%	(8.88%)	790,239	20%
2017	14.91	0.24		1.93	2.17	-	-	-	17.08	0.69%	0.68%	1.55%	14.55%	1,285,850	25%
Emerging Markets
Class I
2021	$24.13	$0.09		($2.08)	($1.99)	$-	$-	$-	$22.14	1.05%	1.05%	0.39%	(8.28%)	$424,886	45%
2020	20.57	0.04		3.52	3.56	-	-	-	24.13	1.04%	1.04%	0.22%	17.33%	469,683	36%
2019	16.38	0.12		4.07	4.19	-	-	-	20.57	1.07%	1.07%	0.67%	25.60%	446,118	28%
2018	18.61	0.11		(2.34)	(2.23)	-	-	-	16.38	1.06%	1.06%	0.61%	(11.99%)	383,056	35%
2017	13.83	0.08		4.70	4.78	-	-	-	18.61	1.06%	1.06%	0.50%	34.52%	447,624	37%
Class P
2021	25.09	0.15		(2.18)	(2.03)	-	-	-	23.06	0.85%	0.85%	0.58%	(8.10%)	944,698	45%
2020	21.34	0.09		3.66	3.75	-	-	-	25.09	0.84%	0.84%	0.44%	17.56%	1,112,611	36%
2019	16.96	0.15		4.23	4.38	-	-	-	21.34	0.87%	0.87%	0.81%	25.85%	1,011,549	28%
2018	19.23	0.15		(2.42)	(2.27)	-	-	-	16.96	0.86%	0.86%	0.79%	(11.82%)	1,318,856	35%
2017	14.27	0.12		4.84	4.96	-	-	-	19.23	0.86%	0.86%	0.72%	34.78%	1,672,893	37%
International Growth
Class I
10/29/2021 - 12/31/2021	$10.00	($0.01)		($0.07)	($0.08)	$-	$-	$-	$9.92	1.02%	1.02%	(0.30%)	(0.85%)	$538	3%
Class P
10/29/2021 - 12/31/2021	10.00	-	(8)	(0.08)	(0.08)	-	-	-	9.92	0.84%	0.84%	0.04%	(0.81%)	711,688	3%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap
Class I
2021	$12.00	$0.14	$1.64	$1.78	$-	$-	$-	$13.78	1.01%	0.98%	1.09%	14.78%	$660,058	9%
2020	10.84	0.08	1.08	1.16	-	-	-	12.00	1.01%	1.01%	0.75%	10.74%	626,819	19%
2019	8.47	0.17	2.20	2.37	-	-	-	10.84	1.01%	1.01%	1.72%	28.03%	595,183	10%
2018	9.60	0.13	(1.26)	(1.13)	-	-	-	8.47	1.00%	1.00%	1.40%	(11.81%)	493,737	15%
2017	7.53	0.11	1.96	2.07	-	-	-	9.60	1.00%	1.00%	1.30%	27.51%	571,592	10%
Class P
2021	12.96	0.19	1.75	1.94	-	-	-	14.90	0.81%	0.78%	1.39%	15.01%	643,027	9%
2020	11.68	0.10	1.18	1.28	-	-	-	12.96	0.81%	0.81%	0.93%	10.96%	1,056,100	19%
2019	9.10	0.21	2.37	2.58	-	-	-	11.68	0.80%	0.80%	1.98%	28.29%	1,084,523	10%
2018	10.30	0.17	(1.37)	(1.20)	-	-	-	9.10	0.80%	0.80%	1.72%	(11.63%)	1,413,770	15%
2017	8.06	0.16	2.08	2.24	-	-	-	10.30	0.80%	0.80%	1.68%	27.76%	1,115,876	10%
International Small-Cap
Class I
2021	$11.66	$0.26	$1.36	$1.62	$-	$-	$-	$13.28	1.11%	1.11%	2.01%	13.87%	$94,703	128%
2020	10.76	0.12	0.78	0.90	-	-	-	11.66	1.10%	1.10%	1.28%	8.42%	89,998	48%
2019	8.96	0.17	1.63	1.80	-	-	-	10.76	1.13%	1.13%	1.71%	20.07%	95,316	55%
2018	11.51	0.16	(2.71)	(2.55)	-	-	-	8.96	1.09%	1.09%	1.44%	(22.16%)	80,593	37%
2017	8.73	0.12	2.66	2.78	-	-	-	11.51	1.09%	1.09%	1.15%	31.92%	91,245	49%
Class P
2021	16.14	0.40	1.88	2.28	-	-	-	18.42	0.91%	0.91%	2.18%	14.10%	175,242	128%
2020	14.86	0.20	1.08	1.28	-	-	-	16.14	0.90%	0.90%	1.54%	8.64%	186,062	48%
2019	12.35	0.22	2.29	2.51	-	-	-	14.86	0.91%	0.91%	1.64%	20.31%	180,917	55%
2018	15.83	0.24	(3.72)	(3.48)	-	-	-	12.35	0.89%	0.89%	1.58%	(22.00%)	507,601	37%
2017	11.98	0.20	3.65	3.85	-	-	-	15.83	0.89%	0.89%	1.46%	32.18%	905,098	49%
International Value
Class I
2021	$11.85	$0.34	$2.07	$2.41	$-	$-	$-	$14.26	0.90%	0.90%	2.50%	20.36%	$312,717	35%
2020	12.77	0.19	(1.11)	(0.92)	-	-	-	11.85	0.90%	0.90%	1.83%	(7.17%)	272,016	66%
2019	10.95	0.32	1.50	1.82	-	-	-	12.77	0.89%	0.89%	2.70%	16.60%	290,316	27%
2018	12.87	0.28	(2.20)	(1.92)	-	-	-	10.95	0.89%	0.89%	2.20%	(14.96%)	256,738	33%
2017	10.59	0.35	1.93	2.28	-	-	-	12.87	0.90%	0.90%	2.95%	21.57%	303,692	108%
Class P
2021	13.33	0.40	2.35	2.75	-	-	-	16.08	0.70%	0.70%	2.60%	20.60%	542,306	35%
2020	14.33	0.23	(1.23)	(1.00)	-	-	-	13.33	0.70%	0.70%	1.94%	(6.98%)	1,065,402	66%
2019	12.27	0.38	1.68	2.06	-	-	-	14.33	0.69%	0.69%	2.87%	16.83%	1,239,876	27%
2018	14.39	0.36	(2.48)	(2.12)	-	-	-	12.27	0.69%	0.69%	2.56%	(14.79%)	1,384,976	33%
2017	11.82	0.42	2.15	2.57	-	-	-	14.39	0.70%	0.70%	3.15%	21.81%	1,118,795	108%
Health Sciences
Class I
2021	$57.60	($0.02)	$7.15	$7.13	$-	$-	$-	$64.73	1.13%	1.13%	(0.04%)	12.38%	$492,712	45%
2020	48.49	(0.01)	9.12	9.11	-	-	-	57.60	1.14%	1.14%	(0.03%)	18.79%	454,545	21%
2019	38.55	0.01	9.93	9.94	-	-	-	48.49	1.14%	1.14%	0.03%	25.77%	420,805	39%
2018	35.73	0.04	2.78	2.82	-	-	-	38.55	1.13%	1.13%	0.10%	7.90%	374,644	30%
2017	28.82	0.01	6.90	6.91	-	-	-	35.73	1.13%	1.13%	0.03%	23.97%	382,294	37%
Class P
2021	63.36	0.11	7.88	7.99	-	-	-	71.35	0.93%	0.93%	0.16%	12.61%	1,475	45%
2020	53.23	0.10	10.03	10.13	-	-	-	63.36	0.93%	0.93%	0.16%	19.03%	530	21%
2019	42.24	0.11	10.88	10.99	-	-	-	53.23	0.93%	0.93%	0.24%	26.04%	41	39%
2018	39.06	0.13	3.05	3.18	-	-	-	42.24	0.92%	0.92%	0.31%	8.12%	33	30%
2017	31.44	0.09	7.53	7.62	-	-	-	39.06	0.91%	0.91%	0.24%	24.23%	30	37%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Real Estate
Class I
2021	$28.46	($0.22)	$11.70	$11.48	$-	$-	$-	$39.94	1.07%	0.98%	(0.65%)	40.32%	$308,201	22%
2020	29.43	0.99	(1.96)	(0.97)	-	-	-	28.46	1.07%	0.98%	3.73%	(3.28%)	242,921	38%
2019	22.41	0.49	6.53	7.02	-	-	-	29.43	1.06%	0.97%	1.80%	31.28%	282,511	33%
2018	24.22	0.91	(2.72)	(1.81)	-	-	-	22.41	1.07%	1.05%	3.91%	(7.45%)	232,920	87%
2017	23.46	0.01	0.75	0.76	-	-	-	24.22	1.06%	1.06%	0.06%	3.24%	285,963	44%
Class P
2021	29.81	(0.18)	12.28	12.10	-	-	-	41.91	0.87%	0.78%	(0.51%)	40.60%	234,297	22%
2020	30.76	1.00	(1.95)	(0.95)	-	-	-	29.81	0.87%	0.78%	3.57%	(3.08%)	235,401	38%
2019	23.38	0.56	6.82	7.38	-	-	-	30.76	0.87%	0.78%	1.95%	31.55%	404,175	33%
2018	25.22	0.92	(2.76)	(1.84)	-	-	-	23.38	0.87%	0.86%	3.81%	(7.27%)	147,732	87%
2017	24.38	(0.08)	0.92	0.84	-	-	-	25.22	0.86%	0.86%	(0.33%)	3.44%	249,186	44%
Technology
Class I
2021	$14.52	($0.13)	$2.14	$2.01	$-	$-	$-	$16.53	1.14%	1.14%	(0.84%)	13.86%	$308,749	40%
2020	9.86	(0.09)	4.75	4.66	-	-	-	14.52	1.14%	1.14%	(0.78%)	47.24%	287,129	44%
2019	7.23	(0.06)	2.69	2.63	-	-	-	9.86	1.15%	1.15%	(0.71%)	36.32%	189,301	28%
2018	7.11	(0.05)	0.17	0.12	-	-	-	7.23	1.14%	1.14%	(0.63%)	1.79%	145,479	31%
2017	5.12	(0.03)	2.02	1.99	-	-	-	7.11	1.14%	1.14%	(0.54%)	38.78%	134,386	31%
Class P
2021	18.45	(0.13)	2.73	2.60	-	-	-	21.05	0.94%	0.94%	(0.66%)	14.09%	1,207	40%
2020	12.51	(0.10)	6.04	5.94	-	-	-	18.45	0.94%	0.94%	(0.61%)	47.54%	482	44%
2019	9.15	(0.05)	3.41	3.36	-	-	-	12.51	0.93%	0.93%	(0.48%)	36.63%	26	28%
2018	8.97	(0.04)	0.22	0.18	-	-	-	9.15	0.93%	0.93%	(0.42%)	2.00%	17	31%
2017	6.45	(0.03)	2.55	2.52	-	-	-	8.97	0.92%	0.92%	(0.33%)	39.08%	16	31%
ESG Diversified
Class I
04/30/2021 - 12/31/2021	$10.00	$0.08	$0.62	$0.70	$-	$-	$-	$10.70	0.97%	0.50%	1.12%	7.00%	$16,819	13%
Class P
04/30/2021 - 12/31/2021	10.00	0.08	0.63	0.71	-	-	-	10.71	0.77%	0.30%	1.16%	7.15%	114	13%
ESG Diversified Growth
Class I
10/29/2021 - 12/31/2021	$10.00	$0.08	$0.03	$0.11	$-	$-	$-	$10.11	1.23%	0.50%	4.51%	1.09%	$12,772	3%
Class P
10/29/2021 - 12/31/2021	10.00	0.08	0.03	0.11	-	-	-	10.11	1.03%	0.30%	4.67%	1.12%	101	3%
PSF DFA Balanced Allocation
Class D
2021	$15.04	$0.21	$1.67	$1.88	$-	$-	$-	$16.92	0.48%	0.48%	1.28%	12.50%	$394,494	16%
2020	13.42	0.19	1.43	1.62	-	-	-	15.04	0.49%	0.49%	1.44%	12.11%	310,280	11%
2019	11.20	0.24	1.98	2.22	-	-	-	13.42	0.50%	0.50%	1.90%	19.75%	243,088	15%
2018	11.94	0.32	(1.06)	(0.74)	-	-	-	11.20	0.54%	0.54%	2.69%	(6.19%)	161,971	11%
2017	10.57	0.30	1.07	1.37	-	-	-	11.94	0.59%	0.55%	2.65%	12.98%	102,404	16%
Class P
2021	15.09	0.42	1.51	1.93	-	-	-	17.02	0.23%	0.23%	2.52%	12.78%	1,907	16%
2020	13.42	0.28	1.39	1.67	-	-	-	15.09	0.23%	0.23%	2.01%	12.40%	100	11%
10/31/2019 - 12/31/2019	12.97	0.08	0.37	0.45	-	-	-	13.42	0.23%	0.23%	3.77%	3.53%	24	15%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Dynamix-Conservative Growth
Class I
2021	$19.49	($0.08)		$1.33	$1.25	$-	$-	$-	$20.74	0.42%	0.39%	(0.39%)	6.44%	$652,973	14%
2020	17.37	(0.07)		2.19	2.12	-	-	-	19.49	0.43%	0.37%	(0.37%)	12.21%	644,310	24%
2019	15.04	(0.06)		2.39	2.33	-	-	-	17.37	0.42%	0.37%	(0.37%)	15.47%	573,500	13%
2018	15.64	(0.06)		(0.54)	(0.60)	-	-	-	15.04	0.43%	0.38%	(0.38%)	(3.84%)	516,504	9%
2017	14.23	(0.06)		1.47	1.41	-	-	-	15.64	0.42%	0.37%	(0.37%)	9.94%	554,361	11%
Class P
2021	19.53	(0.04)		1.35	1.31	-	-	-	20.84	0.22%	0.19%	(0.19%)	6.66%	3,001	14%
2020	17.37	(0.03)		2.19	2.16	-	-	-	19.53	0.23%	0.17%	(0.17%)	12.44%	565	24%
10/31/2019 - 12/31/2019	16.92	(-	)(8)	0.45	0.45	-	-	-	17.37	0.22%	0.17%	(0.17%)	2.70%	58	13%
Pacific Dynamix-Moderate Growth
Class I
2021	$25.21	($0.10)		$2.77	$2.67	$-	$-	$-	$27.88	0.42%	0.38%	(0.38%)	10.62%	$2,961,966	13%
2020	22.00	(0.08)		3.29	3.21	-	-	-	25.21	0.42%	0.37%	(0.37%)	14.58%	2,734,225	21%
2019	18.50	(0.07)		3.57	3.50	-	-	-	22.00	0.42%	0.37%	(0.37%)	18.94%	2,535,186	10%
2018	19.58	(0.07)		(1.01)	(1.08)	-	-	-	18.50	0.42%	0.37%	(0.37%)	(5.53%)	2,250,973	8%
2017	17.21	(0.07)		2.44	2.37	-	-	-	19.58	0.41%	0.36%	(0.36%)	13.79%	2,413,720	6%
Class P
2021	25.27	(0.05)		2.79	2.74	-	-	-	28.01	0.22%	0.18%	(0.18%)	10.85%	22,083	13%
2020	22.01	(0.04)		3.30	3.26	-	-	-	25.27	0.22%	0.17%	(0.17%)	14.81%	1,343	21%
10/31/2019 - 12/31/2019	21.21	(0.01)		0.81	0.80	-	-	-	22.01	0.21%	0.16%	(0.16%)	3.75%	303	10%
Pacific Dynamix-Growth
Class I
2021	$28.85	($0.12)		$4.25	$4.13	$-	$-	$-	$32.98	0.42%	0.38%	(0.38%)	14.33%	$1,830,704	9%
2020	24.91	(0.09)		4.03	3.94	-	-	-	28.85	0.42%	0.37%	(0.37%)	15.79%	1,267,281	19%
2019	20.26	(0.08)		4.73	4.65	-	-	-	24.91	0.42%	0.37%	(0.37%)	22.94%	868,260	14%
2018	21.86	(0.08)		(1.52)	(1.60)	-	-	-	20.26	0.42%	0.37%	(0.37%)	(7.28%)	717,105	14%
2017	18.60	(0.07)		3.33	3.26	-	-	-	21.86	0.42%	0.36%	(0.36%)	17.52%	772,806	13%
Class P
2021	28.91	(0.06)		4.28	4.22	-	-	-	33.13	0.22%	0.18%	(0.18%)	14.57%	17,616	9%
2020	24.92	(0.04)		4.03	3.99	-	-	-	28.91	0.22%	0.17%	(0.17%)	16.02%	3,086	19%
10/31/2019 - 12/31/2019	23.78	(0.01)		1.15	1.14	-	-	-	24.92	0.21%	0.18%	(0.18%)	4.77%	85	14%
Portfolio Optimization Conservative
Class I
2021	$14.99	($0.05)		$0.38	$0.33	$-	$-	$-	$15.32	0.32%	0.32%	(0.32%)	2.20%	$1,496,201	12%
2020	13.89	(0.04)		1.14	1.10	-	-	-	14.99	0.32%	0.32%	(0.32%)	7.88%	1,677,166	47%
2019	12.38	(0.04)		1.55	1.51	-	-	-	13.89	0.32%	0.32%	(0.32%)	12.20%	1,547,975	25%
2018	12.81	(0.04)		(0.39)	(0.43)	-	-	-	12.38	0.32%	0.32%	(0.32%)	(3.38%)	1,513,368	18%
2017	11.93	(0.04)		0.92	0.88	-	-	-	12.81	0.32%	0.32%	(0.31%)	7.37%	1,819,223	11%
Class P
2021	15.02	(0.02)		0.38	0.36	-	-	-	15.38	0.12%	0.12%	(0.12%)	2.41%	231	12%
2020	13.90	(0.02)		1.14	1.12	-	-	-	15.02	0.12%	0.12%	(0.12%)	8.10%	178	47%
10/31/2019 - 12/31/2019	13.68	(-	)(8)	0.22	0.22	-	-	-	13.90	0.11%	0.11%	(0.11%)	1.61%	159	25%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Moderate-Conservative
Class I
2021	$16.73	($0.05)		$1.11	$1.06	$-	$-	$-	$17.79	0.32%	0.32%	(0.32%)	6.28%	$2,226,011	14%
2020	15.22	(0.05)		1.56	1.51	-	-	-	16.73	0.32%	0.32%	(0.32%)	9.97%	2,366,379	29%
2019	13.20	(0.05)		2.07	2.02	-	-	-	15.22	0.32%	0.32%	(0.32%)	15.28%	2,439,237	19%
2018	13.89	(0.04)		(0.65)	(0.69)	-	-	-	13.20	0.32%	0.32%	(0.32%)	(4.99%)	2,436,704	19%
2017	12.54	(0.04)		1.39	1.35	-	-	-	13.89	0.31%	0.31%	(0.31%)	10.79%	3,012,199	9%
Class P
2021	16.77	(0.02)		1.11	1.09	-	-	-	17.86	0.12%	0.12%	(0.12%)	6.49%	312	14%
2020	15.22	(0.02)		1.57	1.55	-	-	-	16.77	0.12%	0.12%	(0.12%)	10.19%	292	29%
10/31/2019 - 12/31/2019	14.84	(-	)(8)	0.38	0.38	-	-	-	15.22	0.11%	0.11%	(0.11%)	2.56%	250	19%
Portfolio Optimization Moderate
Class I
2021	$18.40	($0.06)		$1.74	$1.68	$-	$-	$-	$20.08	0.31%	0.31%	(0.31%)	9.18%	$9,507,628	13%
2020	16.45	(0.05)		2.00	1.95	-	-	-	18.40	0.32%	0.32%	(0.32%)	11.83%	9,839,706	23%
2019	13.89	(0.05)		2.61	2.56	-	-	-	16.45	0.32%	0.32%	(0.32%)	18.46%	9,999,658	24%
2018	14.86	(0.05)		(0.92)	(0.97)	-	-	-	13.89	0.32%	0.32%	(0.32%)	(6.55%)	9,804,910	19%
2017	13.13	(0.04)		1.77	1.73	-	-	-	14.86	0.31%	0.31%	(0.31%)	13.22%	12,153,581	9%
Class P
2021	18.44	(0.02)		1.75	1.73	-	-	-	20.17	0.11%	0.11%	(0.11%)	9.40%	1,720	13%
2020	16.46	(0.02)		2.00	1.98	-	-	-	18.44	0.12%	0.12%	(0.12%)	12.05%	1,410	23%
10/31/2019 - 12/31/2019	15.94	(-	)(8)	0.52	0.52	-	-	-	16.46	0.11%	0.11%	(0.11%)	3.25%	1,026	24%
Portfolio Optimization Growth
Class I
2021	$19.99	($0.07)		$2.69	$2.62	$-	$-	$-	$22.61	0.31%	0.31%	(0.31%)	13.12%	$8,689,159	15%
2020	17.73	(0.06)		2.32	2.26	-	-	-	19.99	0.32%	0.32%	(0.32%)	12.72%	8,618,177	20%
2019	14.58	(0.05)		3.20	3.15	-	-	-	17.73	0.32%	0.32%	(0.32%)	21.65%	8,651,630	28%
2018	15.88	(0.05)		(1.25)	(1.30)	-	-	-	14.58	0.32%	0.32%	(0.32%)	(8.19%)	8,221,474	19%
2017	13.64	(0.05)		2.29	2.24	-	-	-	15.88	0.31%	0.31%	(0.31%)	16.38%	10,373,218	12%
Class P
2021	20.03	(0.02)		2.70	2.68	-	-	-	22.71	0.11%	0.11%	(0.11%)	13.34%	3,218	15%
2020	17.74	(0.02)		2.31	2.29	-	-	-	20.03	0.12%	0.12%	(0.12%)	12.95%	1,990	20%
10/31/2019 - 12/31/2019	17.03	(-	)(8)	0.71	0.71	-	-	-	17.74	0.11%	0.11%	(0.11%)	4.15%	886	28%

See explanation of references on A-12

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Aggressive-Growth
Class I
2021	$20.65	($0.07)		$3.31	$3.24	$-	$-	$-	$23.89	0.32%	0.32%	(0.32%)	15.68%	$2,039,105	16%
2020	18.37	(0.06)		2.34	2.28	-	-	-	20.65	0.32%	0.32%	(0.32%)	12.46%	1,962,163	19%
2019	14.84	(0.05)		3.58	3.53	-	-	-	18.37	0.32%	0.32%	(0.32%)	23.76%	1,975,940	24%
2018	16.38	(0.05)		(1.49)	(1.54)	-	-	-	14.84	0.32%	0.32%	(0.32%)	(9.39%)	1,850,216	18%
2017	13.81	(0.05)		2.62	2.57	-	-	-	16.38	0.31%	0.31%	(0.31%)	18.60%	2,314,010	14%
Class P
2021	20.70	(0.03)		3.33	3.30	-	-	-	24.00	0.12%	0.12%	(0.12%)	15.92%	1,176	16%
2020	18.37	(0.02)		2.35	2.33	-	-	-	20.70	0.12%	0.12%	(0.12%)	12.68%	579	19%
10/31/2019 - 12/31/2019	17.54	(-	)(8)	0.83	0.83	-	-	-	18.37	0.11%	0.11%	(0.11%)	4.76%	203	24%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For Funds or classes that commenced operations after January 1, 2017, the first date reported represents the commencement date of operations for the Fund.

(3)  No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.

(4)  The ratios for periods of less than one full year are annualized.

(5)  The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for the ESG Diversified, ESG Diversified Growth, PSF DFA Balanced Allocation, Pacific Dynamix, and Portfolio Optimization Portfolios do not include expenses of their respective underlying funds in which they invest.

(6)  Total returns for periods of less than one full year are not annualized.

(7)  The ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2021 are as follows:

Portfolio	Class I	Class P
Inflation Managed	0.64%	0.44%

(8)  Reflects an amount rounding to less than $0.01 per share or 0.01%.

WHERE TO GO FOR MORE INFORMATION

The Funds are available only to people who own certain variable annuity contracts or variable life insurance policies. You will find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You can find more information about the Funds in the following documents:

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports for the Funds included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual report lists the holdings of each Fund, describes Fund performance, includes audited financial statements and discusses how investment strategies and Fund performance have responded to recent market conditions and economic trends during the last fiscal year. The Trust’s semi-annual report lists the holdings of each Fund and includes unaudited financial statements. The Trust’s annual and semi-annual reports may be obtained as noted below.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Funds’ portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

Information Statements

When there is a change of sub-adviser, an information statement about the new sub-adviser will be sent to shareholders and posted to the Trust’s website within 90 days of the effective date of the new sub-advisory agreement.

How to Obtain Documents

The prospectuses, the SAI, information statements and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificselectfund.html). You may also call the telephone number(s) or send an email request to the email address provided below in “How to Contact the Trust” for a free copy of these documents.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.html. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have questions about the Funds or would like to obtain a copy of a Fund’s prospectus, SAI or annual or semi-annual report at no cost, you may send an email request to PSFdocumentrequest@pacificlife.com or contact:

Pacific Life Annuity Contract Owners: 1-800-722-4448
6 a.m. through 5 p.m. Pacific time, Monday through Friday

Annuity Financial Advisors: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time, Monday through Friday

Pacific Life Insurance Policy Owners: 1-800-347-7787
5 a.m. through 5 p.m. Pacific time, Monday through Friday

PL&A Annuity Contract Owners: 1-800-748-6907
6 a.m. through 5 p.m. Pacific time, Monday through Friday

PL&A Life Insurance Policy Owners: 1-888-595-6997
5 a.m. through 5 p.m. Pacific time, Monday through Friday

Website: www.PacificLife.com

How to Contact the U.S. Securities and Exchange Commission

You may also access reports and other information about a Fund on the EDGAR Database on the Commission’s Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Form No. 15-15756-37

483-22A

SEC file number 811-05141

PACIFIC SELECT FUND Prospectus dated May 1, 2022

This Prospectus tells you about certain funds of Pacific Select Fund (each a “Fund,” together the “Funds”) that offer Class P shares only. These Funds are available for investment by the Pacific Dynamix Portfolios (which are each a “fund of funds”) and may also be referred to as the “Pacific Dynamix Underlying Funds.” Please read this document carefully and keep it for future reference.

The investment adviser to Pacific Select Fund (the “Trust”) is Pacific Life Fund Advisors LLC (“PLFA”). PLFA has retained other portfolio management firms (or “sub-advisers”) to manage the Funds. More information about PLFA and the sub-advisers (each a “Manager,” together the “Managers”) can be found in the About Management section of this Prospectus.

U.S. Fixed Income Funds (Class P Shares)
PD 1-3 Year Corporate Bond Portfolio	PD High Yield Bond Market Portfolio
PD Aggregate Bond Index Portfolio
U.S. Equity Funds (Class P Shares)
PD Large-Cap Growth Index Portfolio	PD Small-Cap Growth Index Portfolio
PD Large-Cap Value Index Portfolio	PD Small-Cap Value Index Portfolio
PD Mid-Cap Index Portfolio
International Equity Funds (Class P Shares)
PD Emerging Markets Index Portfolio	PD International Large-Cap Index Portfolio

You should be aware that the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of the securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. It is a criminal offense to say otherwise.

THE FUNDS OFFERED IN THIS PROSPECTUS ARE NOT AVAILABLE AS AN INVESTMENT OPTION FOR VARIABLE PRODUCTS. The Funds offered in this Prospectus are only available for investment by the Pacific Dynamix Portfolios, which are underlying investment options for variable life insurance policies and variable annuity contracts (“variable products”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), as well as by PLFA and certain of its affiliates.

2

Table of Contents

Fund Summaries

U.S. Fixed Income Funds:

PD 1-3 Year Corporate Bond Portfolio	4
PD Aggregate Bond Index Portfolio	7
PD High Yield Bond Market Portfolio	10
U.S. Equity Funds:

PD Large-Cap Growth Index Portfolio	13
PD Large-Cap Value Index Portfolio	15
PD Mid-Cap Index Portfolio	17
PD Small-Cap Growth Index Portfolio	19
PD Small-Cap Value Index Portfolio	22
International Equity Funds:

Where To Go For More Information	back cover of this Prospectus

3

PD 1-3 Year Corporate Bond Portfolio

Investment Goal

This Fund seeks investment results that correspond generally to the total return of an index that tracks the short-term U.S. corporate bond market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.16%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.22%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 49% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in corporate bonds. These debt securities are those that are included in the Bloomberg US 1-3 Year Corporate Bond Index (“Corporate Bond Index”) or are those securities that the sub-adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the debt securities that comprise the Corporate Bond Index. The Corporate Bond Index is designed to measure the performance of the short-term U.S. corporate bond market and includes publicly issued U.S. dollar denominated corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade, and have $300 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible. The Corporate Bond Index includes only corporate sectors, which includes both U.S. and foreign corporations. The sub-adviser seeks to match the total return of the Corporate Bond Index before taking into account Fund costs.

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The sub-adviser does not intend to purchase all of the securities in the Corporate Bond Index, but rather will utilize a “sampling” methodology. Sampling means that the sub-adviser will select securities that represent a sample of securities in the Corporate Bond Index that have a similar investment profile as the entire Corporate Bond Index in terms of key risk factors, performance attributes and other characteristics. The sub-adviser generally expects the Fund to hold less than the total number of securities in the Corporate Bond Index, but reserves the right to hold as many securities as it believes necessary to meet the Fund’s investment goal. The quantity of holdings in the Fund will be based on a number of factors, including the Fund’s asset size. The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

The Fund may invest up to 20% of its assets in corporate bonds that are not currently in the Corporate Bond Index that have a remaining maturity of less than 1 year or greater than or equal to 3 years but less than 4 years, as long as the purchase of such corporate bonds does not cause the weighted average maturity of the Fund to be less than 1 year or greater than or equal to 3 years. Within this 20% limit, up to 10% of the Fund’s assets may be invested in corporate bonds that have a remaining maturity of less than 1 year, and up to 10% of the Fund’s assets may be invested in corporate bonds that have a remaining maturity of greater than or equal to 3 years but less than 4 years.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

4

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation

5

dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 4.04%; Q1 2020: (2.07%)

Average Annual Total Returns			Since
(For the periods ended December 31, 2021)	1 year	5 years	Inception
Class P (incepted April 30, 2014)	(0.37%)	2.06%	1.67%
Bloomberg US 1-3 Year Corporate Bond Index (reflects no deductions for fees, expenses, or taxes) (based on Class P inception date)	(0.12%)	2.46%	2.10%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – SSGA Funds Management, Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael Brunell, CFA, Vice President	Since 2014 (Fund Inception)
Christopher DiStefano, Vice President	Since 2014 (Fund Inception)
David Marchetti, CFA, Assistant Vice President	Since 2020

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

6

PD Aggregate Bond Index Portfolio

Investment Goal

This Fund seeks investment results that correspond generally to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.14%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.19%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$19	$61	$107	$243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 95% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). These debt securities are those that are included in the Bloomberg US Aggregate Bond Index (“Aggregate Bond Index”) or are those debt securities that the sub-adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Aggregate Bond Index, such as mortgage TBA (or “to be announced”) transactions, U.S. government and agency securities, corporate securities and mortgage-backed securities. The sub-adviser seeks to match the total return of the Aggregate Bond Index, before taking into account Fund costs. The Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market.

The sub-adviser does not intend to purchase all of the securities in the Aggregate Bond Index, but rather will utilize a “sampling” methodology. Sampling means that the sub-adviser will select securities that represent a sample of securities in the Aggregate Bond Index that have a similar investment profile as the entire Aggregate Bond Index in terms of key risk factors, performance attributes and other characteristics. The sub-adviser generally expects the Fund to hold less than the total number of securities in the Aggregate Bond Index, but reserves the right to hold as many securities as it believes necessary to meet the Fund’s investment goal. The quantity of holdings in the Fund will be based on a number of factors, including the Fund’s asset size. The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest

7

rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks affecting the housing market or the market for the assets underlying such securities. These securities are also subject to extension risk (the risk that rising interest rates extend the duration of fixed mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates), interest rate risk (the risk that rising interest rates will cause a decline in the value of a fixed income security), subprime risk (the risk that these securities have exposure to borrowers with lower credit risk, increasing potential default), prepayment risk (when interest rates decline, borrowers may pay off their mortgages sooner than expected which can reduce the Fund’s returns because the Fund may have to reinvest its assets at lower interest rates), call risk (similar to prepayment risk, an issuer may pay its obligations under a security sooner than expected), U.S. government securities risk (securities backed by different U.S. government agencies are subject to varying levels of credit rating risk) and issuer risk (the risk that a private issuer cannot meet its obligations). Each of these risks is described in Mortgage-Related and Other Asset-Backed Securities Risk in the Additional Information About Principal Risks section of the Prospectus.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a

8

reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q1 2020: 3.17%; Q1 2021: (3.39%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	(1.84%)	3.32%	2.65%
Bloomberg US Aggregate Bond Index (reflects no deductions for fees, expenses, or taxes)	(1.54%)	3.57%	2.90%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – SSGA Funds Management, Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Marc DiCosimo, CFA, Vice President	Since 2014
Michael Przygoda, CFA, Vice President	Since 2016

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

9

PD High Yield Bond Market Portfolio

Investment Goal

This Fund seeks investment results that correspond generally to the total return of an index that tracks the U.S. high yield corporate bond market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.17%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.22%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 25% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk) debt instruments, including instruments with characteristics of non-investment grade debt instruments (such as derivatives). Non-investment grade (high yield/high risk) debt instruments are sometimes called “junk bonds.” These instruments are those that are included in the Bloomberg US High-Yield 2% Issuer Capped Bond Index (“High Yield Index”) or have economic characteristics similar to securities included in that index. The sub-adviser seeks to match the total return of the High Yield Index, before taking into account Fund costs. The High Yield Index is an index that is an issuer constrained version of the Bloomberg US Corporate High-Yield Bond Index which covers the U.S. dollar denominated, non-investment grade, fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The High Yield Index represents the securities of the U.S. dollar-denominated non-investment grade bond market.

The sub-adviser does not intend to purchase all of the securities in the High Yield Index, but rather will utilize a “sampling” methodology. Sampling means that the sub-adviser will select securities that represent a sample of securities in the High Yield Index that have a similar investment profile as the entire High Yield Index in terms of key risk factors, performance attributes and other characteristics. The sub-adviser generally expects the Fund to hold less than the total number of securities in the High Yield Index, but reserves the right to hold as many securities as it believes necessary to meet the Fund’s investment goal. The quantity of holdings in the Fund will be based on a number of factors, including the Fund’s asset size. The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including interest rate risk and credit risk, which may affect their value.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities. High yield/high risk securities may be more volatile than investment grade securities.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

10

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Interest rates are at or near historic lows. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low and the Fund may experience low or negative returns. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. As interest rates rise, the value of fixed income investments will generally decrease.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

While various regulators and industry groups are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.

11

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 9.81%; Q1 2020: (12.74%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	5.07%	5.97%	6.42%
Bloomberg US High-Yield 2% Issuer Capped Bond Index (reflects no deductions for fees, expenses, or taxes)	5.26%	6.28%	6.82%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – SSGA Funds Management, Inc. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Michael Brunell, CFA, Vice President	Since 2010
Kyle Kelly, CFA, FRM, Vice President	Since 2014
Bradley Sullivan, CFA, Vice President	Since 2017

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

12

PD Large-Cap Growth Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of large-capitalization growth companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.13%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.17%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 21% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with large market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark are those that are included in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 1000 Growth Index was approximately $1.2 billion to $2.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $998.1 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries.

13

Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 27.75%; Q4 2018: (15.93%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	27.34%	25.04%	19.53%
Russell 1000 Growth Index (reflects no deductions for fees, expenses, or taxes)	27.60%	25.32%	19.79%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2019
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Suzanne Henige, CFA, Managing Director and Senior Portfolio Manager	Since 2020
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

14

PD Large-Cap Value Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of large-capitalization value companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.13%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.17%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 24% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with large market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark are those that are included in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $163.8 million to $1.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $167.0 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of

15

the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 16.21%; Q1 2020: (26.58%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	25.03%	11.10%	12.83%
Russell 1000 Value Index (reflects no deductions for fees, expenses, or taxes)	25.16%	11.16%	12.97%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2019
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Suzanne Henige, CFA, Managing Director and Senior Portfolio Manager	Since 2020
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

16

PD Mid-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of mid-capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.13%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.17%

[1]	Expense information has been restated to reflect current fees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 19% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations included in the Fund’s applicable benchmark index.

The securities in the Fund’s benchmark index are those that are included in the Russell Midcap Index. The Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe and includes approximately 800 of the smallest companies in the Russell 1000 Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Index was approximately $163.8 million to $71.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $23.9 billion. The Fund principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell Midcap Index by investing in a portfolio of securities in the Russell Midcap Index that collectively has an investment profile similar to that of the Russell Midcap Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

17

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q1 2021: 8.12%; Q3 2021: (0.98%)

Average Annual Total Returns		Since
(For the periods ended December 31, 2021)	1 year	Inception
Class P (incepted October 23, 2020)	22.37%	30.70%
Russell Midcap Index (reflects no deductions for fees, expenses, or taxes) (based on Class P inception date)	22.58%	31.66%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2020 (Fund Inception)
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2020 (Fund Inception)
Suzanne Henige, CFA, Director and Senior Portfolio Manager	Since 2020 (Fund Inception)
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

18

PD Small-Cap Growth Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of small-capitalization growth companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.14%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.22%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 65% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark index are those that are included in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 2000 Growth Index was approximately $31.6 million to $13.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $4.1 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Growth Index by investing in a portfolio of securities in the Russell 2000 Growth Index that collectively has an investment profile similar to that of the Russell 2000 Growth Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average

19

or rapid growth but may be subject to greater price volatility than investments in “undervalued” companies.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 30.49%; Q1 2020: (25.62%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	2.76%	14.40%	13.96%
Russell 2000 Growth Index (reflects no deductions for fees, expenses, or taxes)	2.83%	14.53%	14.14%

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Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2019
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Suzanne Henige, CFA, Managing Director and Senior Portfolio Manager	Since 2020
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

21

PD Small-Cap Value Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of small-capitalization value companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.14%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.21%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$22	$68	$118	$268

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 56% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark index are those that are included in the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $33.7 million to $14.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.0 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Value Index by investing in a portfolio of securities in the Russell 2000 Value Index that collectively has an investment profile similar to that of the Russell 2000 Value Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector).

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the Investment Company Act of 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

22

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index in approximately the same proportions as their weightings in the index.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Non-Diversification Risk: In order to track the composition of the Fund’s benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Fund may become non-diversified under the 1940 Act. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the risk that the Fund will have greater price swings over shorter periods of time because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Financial Sector Risk: The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 33.27%; Q1 2020: (35.32%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	27.90%	8.93%	11.84%
Russell 2000 Value Index (reflects no deductions for fees, expenses, or taxes)	28.27%	9.07%	12.03%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – BlackRock Investment Management, LLC. The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Amy Whitelaw, Managing Director and Portfolio Manager	Since 2019
Jennifer Hsui, CFA, Chief Investment Officer, Managing Director and Portfolio Manager	Since 2019
Suzanne Henige, CFA, Managing Director and Senior Portfolio Manager	Since 2020
Paul Whitehead, Managing Director and Portfolio Manager	Since 2022

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

23

PD Emerging Markets Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index that tracks emerging stock markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.39%
Other Expenses	0.20%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.60%
Less Fee Waiver[2]	(0.23%)
Total Annual Fund Operating Expenses after Fee Waiver	0.37%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to waive 0.44% of its management fee on the first $50 million of assets and waive 0.18% on all assets above $50 million through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$38	$169	$312	$728

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 45% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the emerging markets benchmark index for the Fund and in depositary receipts representing securities included in the index. The Fund’s benchmark index is the MSCI Emerging Markets Index, which is designed to measure the equity market performance of large- and mid-capitalization securities in emerging markets.

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI Emerging Markets Index by investing in substantially all of the securities represented in the MSCI Emerging Markets Index. The sub-subadviser may also utilize a statistical sampling approach to seek to replicate the returns of the MSCI Emerging Markets Index and therefore the Fund may not always hold all of the same securities as the MSCI Emerging Markets Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries. The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, that small number of countries, or that particular geographic region.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability, the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Depositary receipts are also subject to these risks.

24

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● China Risk: Because the Fund has principal exposure to investments (both directly and indirectly) involving China, the Fund may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.

FIAM LLC and Geode Capital Management, LLC, began managing the Fund on April 30, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.

25

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q4 2020: 20.66%; Q1 2020: (27.33%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	(1.38%)	8.85%	4.86%
MSCI Emerging Markets Index (reflects no deductions for fees, expenses, or taxes)	(2.54%)	9.87%	5.49%

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – FIAM LLC. FIAM LLC is a Fidelity Investments company and indirect wholly owned subsidiary of FMR LLC.

Sub-subadviser – Geode Capital Management, LLC (“Geode”) serves as the sub-subadviser to the Fund. Geode is neither a subsidiary nor an affiliate of FIAM LLC. Geode chooses each investment and places orders to buy and sell each investment. The persons jointly and primarily responsible for day-to-day management of the Fund (each of whom is a Geode employee) are:

Portfolio Manager and Primary Title with Sub-subadviser	Experience with Fund

Louis Bottari, Senior Portfolio Manager	Since 2021
Peter Matthew, Senior Portfolio Manager	Since 2021
Robert Regan, Portfolio Manager	Since 2021
Payal Gupta, Portfolio Manager	Since 2021
Navid Sohrabi, Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

26

PD International Large-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index that tracks large-capitalization companies in foreign markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.21%
Other Expenses	0.07%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.29%
Less Fee Waiver[2]	(0.06%)
Total Annual Fund Operating Expenses after Fee Waiver	0.23%

[1]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. As such, they are not reflected in the total annual operating expenses in the Fund’s financial statements.

[2]

The investment adviser has agreed to waive 0.10% of its management fee on the first $100 million of assets and waive 0.05% on all assets above $100 million through April 30, 2023. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions.

This Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy. If these fees and expenses were included, your expenses (in dollars) shown below would be higher. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$24	$87	$157	$362

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its holdings). During the fiscal year ended December 31, 2021, the portfolio turnover rate was 57% of the average value of the Fund. A higher portfolio turnover rate reflects a greater number of securities being bought or sold, which may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the large-cap benchmark index for the Fund and in depositary receipts representing securities included in the index. The Fund’s benchmark index is the MSCI World ex USA Large Cap Index, which is designed to measure the equity market performance of large-capitalization securities in developed markets excluding the United States.

As of December 31, 2021, the market capitalization range of the MSCI World ex USA Large Cap Index was approximately $6.3 billion to $416.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $105.5 billion.

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI World ex USA Large Cap Index by investing in substantially all of the securities represented in the MSCI World ex USA Large Cap Index. The sub-subadviser may also utilize a statistical sampling approach to attempt to replicate the returns of the MSCI World ex USA Large Cap Index and therefore the Fund may not always hold all of the same securities as the MSCI World ex USA Large Cap Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries. The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, that small number of countries, or that particular geographic region.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down and you could lose money. There is no guarantee that the Fund will achieve its investment goal. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Italicized terms refer to separate Principal Risks that are each defined in the Principal Risks section below.

While the Fund may be subject to various risk exposures at any given time depending on market conditions and other factors impacting holdings and investment strategies, the Fund under normal circumstances is subject to the following principal risks:

● Equity Securities Risk: Equity securities tend to go up and down in value, sometimes rapidly and unpredictably.

● Foreign Markets Risk: Exposure to a foreign market through investments in foreign issuers (companies or other entities) can involve additional risks relating to market, economic, political,

27

regulatory, geopolitical, or other conditions of that market. These factors can make investments in foreign issuers more volatile and less liquid than U.S. investments. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Depositary receipts are also subject to these risks.

● Large-Capitalization Companies Risk: Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk. In addition, large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of the Fund’s target index or of other funds that purchased all or substantially all of the securities in the same index.

● Passive Management Risk: A passively managed (or index) fund generally holds constituent securities of its benchmark index regardless of performance, which could cause the index fund’s return to be lower than an actively managed fund (which generally seeks to outperform a benchmark index). Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Tracking Error Risk: Performance of the Fund may vary from the performance of its benchmark index due to imperfect correlation between the Fund’s investments and the index.

● Currency Risk: A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments denominated in or with exposure to that foreign currency.

● Geographic Focus Risk: If the Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because the Fund will concentrate in the securities of a particular industry or group of industries to the same approximate extent as its index, the Fund may perform poorly during a downturn in that industry or group of industries.

● Liquidity Risk: Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests.

● Underlying Fund Risk: Because the Fund is available for investment by the Pacific Dynamix Portfolios and thus may have a significant percentage of its outstanding shares held by the Pacific Dynamix Portfolios, a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing the sale of securities in a short timeframe and potential increases in expenses to the Fund and its remaining shareholders, both of which could negatively impact performance.

Performance

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund’s Class P shares from year to year and showing how the Fund’s Class P returns compare to a broad-based market index. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy; if these fees and expenses were included, returns shown would be lower. Past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers, if any, that were in effect during the periods presented.

FIAM LLC and Geode Capital Management, LLC, began managing the Fund on April 30, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.
Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2020: 17.19%; Q1 2020: (24.35%)

Average Annual Total Returns			10
(For the periods ended December 31, 2021)	1 year	5 years	years
Class P (incepted May 1, 2009)	14.19%	9.99%	7.94%
MSCI World ex USA Large Cap Index (reflects no deductions for fees, expenses, or taxes)	13.88%	9.66%	7.66%

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Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – FIAM LLC. FIAM LLC is a Fidelity Investments company and indirect wholly owned subsidiary of FMR LLC.

Sub-subadviser – Geode Capital Management, LLC (“Geode”) serves as the sub-subadviser to the Fund. Geode is neither a subsidiary nor an affiliate of FIAM LLC. Geode chooses each investment and places orders to buy and sell each investment. The persons jointly and primarily responsible for day-to-day management of the Fund (each of whom is a Geode employee) are:

Portfolio Manager and Primary Title with Sub-subadviser	Experience with Fund

Louis Bottari, Senior Portfolio Manager	Since 2021
Peter Matthew, Senior Portfolio Manager	Since 2021
Robert Regan, Portfolio Manager	Since 2021
Payal Gupta, Portfolio Manager	Since 2021
Navid Sohrabi, Portfolio Manager	Since 2021

Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries – please turn to the Additional Summary Information section on page 30 in this Prospectus.

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ADDITIONAL SUMMARY INFORMATION

Purchase and Sale of Fund Shares

Class P shares of each Pacific Dynamix Underlying Fund offered in this Prospectus are offered at net asset value (“NAV”) and are only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

Tax Information

Because the only shareholders of the Pacific Dynamix Underlying Funds are the Pacific Dynamix Portfolios (which are offered in a separate prospectus), PLFA and certain of its affiliates, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD” or the “Distributor”), the distributor for the Funds and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries (such as insurance companies) that sell the variable products. The Pacific Dynamix Underlying Funds, which offer Class P shares only, do not pay a service fee to PSD. Service fees (if any) are paid by the Pacific Dynamix Portfolios to PSD.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

The following provides general investment information that applies to all Funds offered in this Prospectus, unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings and about each Fund’s non-principal investment strategies and descriptions of securities, see the Trust’s Statement of Additional Information (“SAI”).

General Investment Information

Each Fund is subject to regulation under the Investment Company Act of 1940, as amended (“1940 Act”), and is classified as diversified under the 1940 Act, unless otherwise noted. Although some of the Funds may have names or investment goals that resemble other mutual funds managed by the same Manager, they may not have the same underlying holdings or performance as those other mutual funds. Each Fund’s investment goal is non-fundamental and may be changed without shareholder approval. Unless a particular investment policy is identified as fundamental in the SAI, the Trust’s board of trustees (“Board”) may change investment policies of a Fund without shareholder approval. Generally, there are changes to a Fund’s investment policies when an existing Manager is replaced, to reflect the new Manager’s investment style and practices.

A Fund may have investment policies on the amount that it can invest in certain kinds of securities, certain countries, credit ratings or capitalizations of securities. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares outstanding. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indices used to determine eligibility may be affected. Therefore, the capitalization ranges may be modified from time to time. Capitalization is determined at time of investment. Accordingly, a Fund which invests principally in the securities of large-capitalization companies may continue to hold those securities even if they become mid-capitalization companies. For example, the benchmark index for the PD Large-Cap Growth Index Portfolio is periodically reconstituted by the index provider. When this is done, it is possible that the Fund may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index because the benchmark index provides the market capitalization range of companies in which that Fund may invest. Some investment policies are in place due to regulatory requirements relating to the name of the particular Fund (“Name Test Policy”) and impose an 80% investment minimum. The Name Test Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to a Fund’s total assets. Please see the SAI for additional information on the Name Test Policy.

Duration is a mathematical measure of a Fund’s or security’s price sensitivity to changes in interest rates. Each year of duration represents an expected 1% change in the net asset value of a Fund or security for every 1% change in interest rates. So the longer a Fund’s or security’s duration, the more sensitive it will be to changes in interest rates. As such, a Fund with a long average duration (generally above 10 years) or intermediate average duration (generally between 3 and 10 years) will be more sensitive to changes in interest rates than a Fund with a short average duration (generally less than 3 years). For example, if a Fund has a weighted average duration of 5 years, its net asset value would be expected to fall about 5% when interest rates rise by 1%. Duration is not necessarily equal to maturity. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration factors in the pattern of all payments of interest and principal over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of floating rate securities).

The Pacific Dynamix Underlying Funds are available for investment by the Pacific Dynamix Portfolios, which are funds that invest in other funds of the Trust to seek their investment goals (each, a “fund of funds”). Changes to the target allocations or rebalancing of a Pacific Dynamix Portfolio can result in the transfer of assets from one Pacific Dynamix Underlying Fund to another. The purchase and redemption of Pacific Dynamix Underlying Fund shares by a Pacific Dynamix Portfolio may cause the Pacific Dynamix Underlying Fund to buy and sell portfolio investments which could result in a higher portfolio turnover rate. In order to gain market exposure efficiently when managing cash flows in connection with allocation changes for a Pacific Dynamix Portfolio (including periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds), a Pacific Dynamix Underlying Fund may temporarily use or increase its use of

30

derivatives, such as futures contracts, which (if principally used) can temporarily subject such Pacific Dynamix Underlying Fund to derivatives risk and leverage risk.

In connection with the commencement of operations for a new Fund or a change in Manager (including the addition or removal of a co-Manager) for an existing Fund, a Fund may temporarily deviate from investment guidelines to facilitate the commencement of operations or the transition to the new Manager, as applicable. In addition, a Fund’s investment strategies may change as a result of a Manager change, in which case a portion of the Fund’s holdings may be sold and new investments may be purchased to transition to the new strategy. PLFA, the investment adviser to the Funds, may begin this transitioning for a Fund prior to the Manager change effective date, based upon recommendations from the new Manager, if PLFA determines that doing so is in the best interest of a Fund.

The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments, investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of investment. Accordingly, a Pacific Dynamix Underlying Fund that uses such instruments may have a higher portfolio turnover rate than as disclosed in its Fund summary. High portfolio turnover rates may cause a Fund to incur higher levels of brokerage fees and commissions, which may reduce performance.

Each Fund is impacted by the liquidity of its investments. Liquidity risk for a Fund is defined as the risk that such Fund would not be able to meet requests to redeem shares without the significant dilution of the interests of the remaining investors in that Fund. To address this risk, unless otherwise noted, all Funds may hold some cash or cash equivalents for redemption purposes.

Each Fund may hold illiquid investments from time to time, depending upon market conditions and events. An illiquid investment is defined as an investment not reasonably expected to be sold or disposed of under current market conditions in seven calendar days or less without significantly changing the value of the investment. An investment, even one that is generally very liquid, may become less liquid or illiquid. A Fund may not acquire illiquid securities if, as a result of such purchases, illiquid holdings would comprise more than 15% of the value of the Fund’s net assets. Once the value of a Fund’s illiquid investments exceeds 15%, that Fund may not make any additional purchases of illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities or other factors (such as the determination of previously liquid securities as illiquid), a Fund’s net assets are in excess of 15% of illiquid investments, PLFA will take appropriate steps to address the liquidity of that Fund in accordance with the Trust’s Liquidity Risk Management Program.

All risks described in this Additional Information About Principal Investment Strategies and Principal Risks section are listed alphabetically for reader ease and not by importance of the risk to the Funds as they are in the Fund Summaries sections. The following provides additional information about the principal investment strategies and principal risks described in the Fund Summaries sections at the beginning of this Prospectus.

PD 1-3 Year Corporate Bond Portfolio

Investment Goal

This Fund seeks investment results that correspond generally to the total return of an index that tracks the short-term U.S. corporate bond market.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in corporate bonds. These debt securities are those that are included in the Bloomberg US 1-3 Year Corporate Bond Index (“Corporate Bond Index”) or are those securities that the sub-adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the debt securities that comprise the Corporate Bond Index. The Corporate Bond Index is designed to measure the performance of the short-term U.S. corporate bond market and includes publicly issued U.S. dollar denominated corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 3 years, are rated investment grade, and have $300 million or more of outstanding face value. In addition, the securities must be fixed rate and non-convertible. The Corporate Bond Index includes only corporate sectors, which includes both U.S. and foreign corporations. The sub-adviser seeks to match the total return of the Corporate Bond Index before taking into account Fund costs (fees and expenses).

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

As a fund that is passively managed, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

The sub-adviser does not intend to purchase all of the securities in the Corporate Bond Index, but rather will utilize a “sampling” methodology. Sampling means that the sub-adviser will select securities that represent a sample of securities in the Corporate Bond Index that have a similar investment profile as the entire Corporate Bond Index in terms of key risk factors, performance attributes and other characteristics. The sub-adviser generally expects the Fund to hold less than the total number of securities in the Corporate Bond Index, but reserves the right to hold as many securities as it believes necessary to meet the Fund’s investment goal. The quantity of holdings in the Fund will be based on a number of factors, including the Fund’s asset size. The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

The Fund may invest up to 20% of its assets in corporate bonds that are not currently in the Corporate Bond Index that have a remaining maturity of less than 1 year or greater than or equal to 3 years but less than 4 years, as long as the purchase of such corporate bonds does not

31

cause the weighted average maturity of the Fund to be less than 1 year or greater than or equal to 3 years. Within this 20% limit, up to 10% of the Fund’s assets may be invested in corporate bonds that have a remaining maturity of less than 1 year, and up to 10% of the Fund’s assets may be invested in corporate bonds that have a remaining maturity of greater than or equal to 3 years but less than 4 years.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Credit Risk	● Interest Rate Risk
● Debt Securities Risk	● LIBOR Transition Risk
● Financial Sector Risk	● Liquidity Risk
● Foreign Markets Risk	● Passive Management Risk
● Index Sampling Risk	● Tracking Error Risk
● Industry Concentration Risk	● Underlying Fund Risk

PD Aggregate Bond Index Portfolio

Investment Goal

This Fund seeks investment results that correspond generally to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). These debt securities are those that are included in the Bloomberg US Aggregate Bond Index (“Aggregate Bond Index”) or are those debt securities that the sub-adviser has determined have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Aggregate Bond Index, such as mortgage TBA (or “to be announced”) transactions, U.S. government and agency securities, corporate securities and mortgage-backed securities. The sub-adviser seeks to match the total return of the Aggregate Bond Index, before taking into account Fund costs (fees and expenses). The Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market.

As a fund that is passively managed, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

The sub-adviser does not intend to purchase all of the securities in the Aggregate Bond Index, but rather will utilize a “sampling” methodology. Sampling means that the sub-adviser will select securities that represent a sample of securities in the Aggregate Bond Index that have a similar investment profile as the entire Aggregate Bond Index in terms of key risk factors, performance attributes and other characteristics. The sub-adviser generally expects the Fund to hold less than the total number of securities in the Aggregate Bond Index, but reserves the right to hold as many securities as it believes necessary to meet the Fund’s investment goal. The quantity of holdings in the Fund will be based on a number of factors, including the Fund’s asset size. The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Credit Risk	● Liquidity Risk
● Debt Securities Risk	● Mortgage-Related and Other Asset-Backed Securities Risk
● Index Sampling Risk	● Passive Management Risk
● Industry Concentration Risk	● Tracking Error Risk
● Interest Rate Risk	● Underlying Fund Risk
● LIBOR Transition Risk	● U.S. Government Securities Risk

PD High Yield Bond Market Portfolio

Investment Goal

This Fund seeks investment results that correspond generally to the total return of an index that tracks the U.S. high yield corporate bond market.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in non-investment grade (high yield/high risk) debt instruments, including instruments with characteristics of non-investment grade debt instruments (such as derivatives). Non-investment grade (high yield/high risk) debt instruments are sometimes called “junk bonds.” These instruments are those that are included in the Bloomberg US High-Yield 2% Issuer Capped Bond Index (“High Yield Index”) or have economic characteristics similar to securities included in that index. The sub-adviser seeks to match the total return of the High Yield Index, before taking into account Fund costs (fees and expenses). The High Yield Index is an index that is an issuer constrained version of the Bloomberg US Corporate High-Yield Bond Index which covers the U.S.

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dollar denominated, non-investment grade, fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The High Yield Index represents the securities of the U.S. dollar-denominated non-investment grade bond market.

As a fund that is passively managed, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.

The sub-adviser does not intend to purchase all of the securities in the High Yield Index, but rather will utilize a “sampling” methodology. Sampling means that the sub-adviser will select securities that represent a sample of securities in the High Yield Index that have a similar investment profile as the entire High Yield Index in terms of key risk factors, performance attributes and other characteristics. The sub-adviser generally expects the Fund to hold less than the total number of securities in the High Yield Index, but reserves the right to hold as many securities as it believes necessary to meet the Fund’s investment goal. The quantity of holdings in the Fund will be based on a number of factors, including the Fund’s asset size. The Fund will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Credit Risk	● LIBOR Transition Risk
● Debt Securities Risk	● Liquidity Risk
● High Yield/High Risk or “Junk” Securities Risk	● Passive Management Risk
● Index Sampling Risk	● Tracking Error Risk
● Industry Concentration Risk	● Underlying Fund Risk
● Interest Rate Risk

PD Large-Cap Growth Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of large-capitalization growth companies.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with large market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark are those that are included in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 1000 Growth Index was approximately $1.2 billion to $2.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $998.1 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-adviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on an annual basis, the sub-adviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-adviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Technology sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Equity Securities Risk	● Passive Management Risk
● Growth Companies Risk	● Technology Sector Risk
● Industry Concentration Risk	● Tracking Error Risk
● Large-Capitalization Companies Risk	● Underlying Fund Risk
● Non-Diversification Risk

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PD Large-Cap Value Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of large-capitalization value companies.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with large market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark are those that are included in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 1000 Value Index was approximately $163.8 million to $1.9 trillion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $167.0 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-adviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on an annual basis, the sub-adviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-adviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Equity Securities Risk	● Passive Management Risk
● Industry Concentration Risk	● Tracking Error Risk
● Large-Capitalization Companies Risk	● Underlying Fund Risk
● Non-Diversification Risk	● Value Companies Risk

PD Mid-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of mid-capitalization companies.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations included in the Fund’s applicable benchmark index.

The securities in the Fund’s benchmark index are those that are included in the Russell Midcap Index. The Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe and includes approximately 800 of the smallest companies in the Russell 1000 Index. As of December 31, 2021, the market capitalization range of the Russell Midcap Index was approximately $163.8 million to $71.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $23.9 billion. The Fund principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell Midcap Index by investing in a portfolio of securities in the Russell Midcap Index that collectively has an investment profile similar to that of the Russell Midcap Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries. The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-adviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on an annual basis, the sub-adviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-adviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

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The sub-adviser will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The principal risks below are described in the following section.

● Equity Securities Risk	● Non-Diversification Risk
● Index Sampling Risk	● Passive Management Risk
● Industry Concentration Risk	● Tracking Error Risk
● Mid-Capitalization Companies Risk	● Underlying Fund Risk

PD Small-Cap Growth Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of small-capitalization growth companies.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark index are those that are included in the Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 2000 Growth Index was approximately $31.6 million to $13.7 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $4.1 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Growth Index by investing in a portfolio of securities in the Russell 2000 Growth Index that collectively has an investment profile similar to that of the Russell 2000 Growth Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-adviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on an annual basis, the sub-adviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-adviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Consumer Non-Cyclical sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Consumer Non-Cyclical Sector Risk	● Non-Diversification Risk
● Equity Securities Risk	● Passive Management Risk
● Growth Companies Risk	● Small-Capitalization Companies Risk
● Index Sampling Risk	● Tracking Error Risk
● Industry Concentration Risk	● Underlying Fund Risk
● Liquidity Risk

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PD Small-Cap Value Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index of small-capitalization value companies.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with small market capitalizations included in the Fund’s applicable benchmark index, including instruments representative of that index (such as derivatives). The securities in the Fund’s benchmark index are those that are included in the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2021, the market capitalization range of the Russell 2000 Value Index was approximately $33.7 million to $14.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $3.0 billion. The sub-adviser principally invests in common stock.

The Fund will generally hold substantially all of the stocks in the index in approximately the same proportions as their weightings in the index. The sub-adviser will utilize a sampling approach to seek to replicate the performance of the Russell 2000 Value Index by investing in a portfolio of securities in the Russell 2000 Value Index that collectively has an investment profile similar to that of the Russell 2000 Value Index. The sampling approach may result in a small portion of the portfolio being invested in certain stocks in proportions that are not approximately the same as their index weightings, but which are expected to result in a portfolio that has, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Fund’s benchmark index. The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-adviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-adviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on an annual basis, the sub-adviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-adviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

As an index fund, the sub-adviser normally invests the Fund’s assets across different groups of industries/sectors in the same manner as its index is invested, but may invest a significant percentage of the Fund’s assets in issuers in a single sector in accordance with its index. As of December 31, 2021, a significant portion of the Fund is represented by securities of companies in the Financial sector. The components of the Fund are likely to change over time as the composition of the index changes over time.

The Fund will not deviate from the above noted strategies at any time for any reason. The Fund may become non-diversified, as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Equity Securities Risk	● Passive Management Risk
● Financial Sector Risk	● Small-Capitalization Companies Risk
● Index Sampling Risk	● Tracking Error Risk
● Industry Concentration Risk	● Underlying Fund Risk
● Liquidity Risk	● Value Companies Risk
● Non-Diversification Risk

PD Emerging Markets Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index that tracks emerging stock markets.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the emerging markets benchmark index for the Fund and in depositary receipts representing securities included in the index. The Fund’s benchmark index is the MSCI Emerging Markets Index, which is designed to measure the equity market performance of large- and mid-capitalization securities in emerging markets.

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI Emerging Markets Index by investing in substantially all of the securities represented in the MSCI Emerging Markets Index. The sub-subadviser may utilize a statistical sampling approach to attempt to replicate the returns of the MSCI Emerging Markets Index and therefore the Fund may not always hold all of the same securities as the MSCI Emerging Markets Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

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The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-subadviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-subadviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on a predetermined schedule, typically quarterly, the sub-subadviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-subadviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, in that small number of countries, or in that particular geographic region (such as China).

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: China 31.0%, Taiwan 15.1%, South Korea 12.3%, India 11.9% and Brazil 3.7%. In determining country of risk exposure, the third party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) The third party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser or sub-subadviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s or sub-subadviser’s criteria.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● China Risk	● Industry Concentration Risk
● Currency Risk	● Large-Capitalization Companies Risk
● Emerging Markets Risk	● Liquidity Risk
● Equity Securities Risk	● Mid-Capitalization Companies Risk
● Foreign Markets Risk	● Passive Management Risk
● Geographic Focus Risk	● Tracking Error Risk
● Index Sampling Risk	● Underlying Fund Risk

PD International Large-Cap Index Portfolio

Investment Goal

This Fund seeks investment results that correspond to the total return of an index that tracks large-capitalization companies in foreign markets.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in securities included in the large-cap benchmark index for the Fund and in depositary receipts representing securities included in the index. The Fund’s benchmark is the MSCI World ex USA Large Cap Index, which is designed to measure the equity market performance of large-capitalization securities in developed markets excluding the United States. As of December 31, 2021, the market capitalization range of the MSCI World ex USA Large Cap Index was approximately $6.3 billion to $416.0 billion. As of December 31, 2021, the weighted average market capitalization of the Fund was approximately $105.5 billion.

Under normal circumstances, the Fund employs a replication strategy, which means the Fund seeks to replicate the investment results of the MSCI World ex USA Large Cap Index by investing in substantially all of the securities represented in the MSCI World ex USA Large Cap Index. The sub-subadviser may also utilize a statistical sampling approach to attempt to replicate the returns of the MSCI World ex USA Large Cap Index and therefore the Fund may not always hold all of the same securities as the MSCI World ex USA Large Cap Index. Statistical sampling techniques attempt to match the investment characteristics of the index and the Fund by taking into account such factors as capitalization, industry exposures, dividend yield, price to earnings ratio, price to book ratio, earnings growth, and country weightings.

The Fund will not concentrate, except to the same approximate extent as its index may concentrate, in the securities of a particular industry or group of industries (also known as a sector). The sub-subadviser periodically reviews and rebalances the Fund’s investments to more closely track the performance of the index. For example, the sub-subadviser may make adjustments as a result of cash flows, changes in industry weightings compared to the index, and other factors. In addition, when the index administrator fully reconstitutes the index on a predetermined schedule, typically quarterly, the sub-subadviser will in turn adjust the Fund’s investments accordingly (generally not later than when the index is reconstituted although not necessarily simultaneous with the index reconstitution). Index reconstitution is a systematic procedure by which the index’s representation of the markets or market segments reflects new market information. The sub-subadviser will not, however, actively manage the Fund or carry out a financial analysis of its holdings.

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The Fund will focus its assets in securities of issuers in a single country, a small number of countries, or a particular geographic region to the same approximate extent as its index may focus in securities of issuers in that single country, that small number of countries, or that particular geographic region.

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2021 (as determined by a third party that is not affiliated with the Fund or its Investment Adviser) were: Japan 19.2%, Canada 10.7%, United Kingdom 10.3%, Switzerland 10.1% and France 9.8%. In determining country of risk exposure, the third party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser or sub-subadviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s or sub-subadviser’s criteria.

The Fund will not deviate from the above noted strategies at any time for any reason.

Principal Risks:

The following principal risks are described in the Additional Information About Principal Risks section of this Prospectus.

● Currency Risk	● Large-Capitalization Companies Risk
● Equity Securities Risk	● Liquidity Risk
● Foreign Markets Risk	● Passive Management Risk
● Geographic Focus Risk	● Tracking Error Risk
● Index Sampling Risk	● Underlying Fund Risk
● Industry Concentration Risk

Additional Information About Principal Risks

Risk is the chance that you will lose money on an investment, or that it will not earn as much as you would expect. Every mutual fund has some degree of risk depending on its investments and strategies. The following provides additional information about the principal risks of the Funds identified in the Fund Summaries section.

Performance of a Fund will vary – Performance is affected by changes in the economy and financial markets. The value of a Fund changes as its asset values go up or down. The value of your shares will fluctuate, and when redeemed, may be worth more or less than the original cost. The timing of your investment may also affect performance.

● China Risk: A Fund that has principal exposure to investments (both directly and indirectly) involving the People’s Republic of China may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

The Chinese government exercises significant control over China’s economy. Risks associated with investing in companies located or operating in China include nationalization, expropriation, and confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts and social unrest or confrontations (internally or with other countries); inflation, currency fluctuations and fluctuations in interest rates that may have negative effects on the economy and securities markets of China; pricing anomalies resulting from governmental influence; a lack of publicly available information and/or political and social instability; and China’s dependency on the economies of other Asian countries, many of which are developing countries. Changes in applicable Chinese tax law could impact the profits of the Fund, directly or indirectly. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for a Fund.

Export growth continues to be a major driver of China's rapid economic growth. A reduction in spending on Chinese products and services, strained international relations including the institution of tariffs or other trade barriers (including heightened trade tensions between China and the United States), a heightened sensitivity to global trade, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy which in turn could impact the Chinese holdings of a Fund.

Certain securities issued by companies located or operating in China, such as “China A-shares” that trade on one of the Chinese stock exchanges, are subject to trading restrictions as well as clearing and settlement risks, which may make direct investments in China impractical or impossible. Funds that invest directly in China A shares through Stock Connect (a cross-boundary investment channel allowing international and mainland Chinese investors to trade securities in each other’s markets) will be subject to risks such as sudden changes in quota limitations, application of trading suspensions, differences in trading days between markets, operational risk, clearing and settlement risk and regulatory and taxation risk. In addition, pursuant to a recent Executive Order together with guidance provided by the Office of Foreign Asset Control (“OFAC”) interpreting that Order (together, the “Executive Order”), U.S. mutual funds such as the Trust will be prohibited from conducting transactions in certain Chinese securities as identified in the Executive Order but may divest any such holdings as permitted under the Executive Order.

Chinese law prohibits non-Chinese investors, like a Fund, from investing in certain Chinese companies. Many of these Chinese companies obtain foreign investment through variable interest entity (“VIE”) structures. In a VIE structure, a Chinese operating company will establish an offshore entity that is available for investment by non-Chinese investors. The Chinese company will enter into contractual

38

arrangements with the offshore entity that provide the offshore entity and its investors with economic exposure to the Chinese company, but do not provide the offshore entity and its investors with equity interests in the Chinese company.

A Fund’s investment in a VIE structure is subject to various risks. Although VIE structures have operated for some time, they have not been specifically approved by Chinese authorities. As a result, Chinese authorities may limit the ability of a Chinese company to participate in a VIE structure or impair the contractual arrangements between a Chinese company and the offshore entity. In addition, there can be no guarantee that the Chinese company will honor its contractual arrangements with the offshore entity, or that the contractual arrangements will provide the desired economic exposure to the Chinese company. The offshore entity and its investors may have little or no recourse for actions taken by the Chinese company that harm the offshore entity and its investors. Moreover, VIE structures that are listed for trading on U.S. exchanges may be delisted or prohibited from trading if they do not meet certain legal and regulatory requirements. If any of the foregoing were to occur to a VIE structure in which a Fund invests, the market value of the Fund’s investment could be severely diminished or eliminated.

● Consumer Non-Cyclical Sector Risk: Companies in the consumer non-cyclical products and services sector (which are generally considered essential staples) may be adversely impacted by changes in domestic and global economic conditions, consumer confidence and preferences, disposable household income and consumer spending, product cycles, marketing, demographics, production spending, competition, government regulations and factors impacting the supply, demand and prices of raw materials.

● Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). The risk of a default is higher for debt instruments that are non-investment grade and lower for debt instruments that are of higher quality. Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically. The credit quality of securities can change rapidly in certain market environments, particularly during volatile markets or periods of economic uncertainty or downturn, and the default of a single holding could cause significant net asset value (“NAV”) deterioration. A debt security’s issuer (or a borrower or counterparty to a repurchase agreement or reverse repurchase agreement) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk.

Even though certain securities may be collateralized, there is no assurance that the liquidation of any collateral would satisfy interest and/or principal payments due to a Fund on such securities, or that such collateral could be easily liquidated in the event of a default. Such collateral may be difficult to identify and/or value, and if the value of the underlying collateral depreciates, recovery upon default may be difficult to realize. A Fund’s debt investments (also known as debt securities, debt obligations and debt instruments) may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or, if unrated, determined by the Manager to be of comparable quality. High Quality Debt Instruments are those rated in one of the two highest rating categories (the highest category for commercial paper) or if unrated, are of comparable quality as determined by the Manager. Investment Grade Debt Instruments are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager. Non-investment Grade (High Yield/High Risk) Debt Instruments (sometimes called “junk bonds”) are those rated lower than Baa by Moody’s, BBB by S&P or Fitch and comparable securities. They are considered predominantly speculative and are more likely to default with respect to the issuer’s ability to repay principal and interest than higher rated securities. Ratings of CCC for Fitch and S&P, or Caa for Moody’s, indicate a current vulnerability for default (“stressed”). Ratings below those levels indicate a higher vulnerability to default (“distressed”) or default itself. A rating of D for S&P indicates that the security has defaulted.

Ratings are provided by credit rating agencies which specialize in evaluating credit risk, but there is no guarantee that a highly rated debt instrument will not default or be downgraded. Each agency applies its own methodology in measuring creditworthiness and uses a specific rating scale to publish its ratings opinions. Ratings tables for three of the most commonly used Nationally Recognized Statistical Rating Organizations (“Rating Agencies”) and each of their categories of investment grade debt and non-investment grade debt are described in the following table. For further information regarding ratings, please see Appendix A of the Trust’s SAI.

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Credit Ratings Chart

Long-term ratings		Standard & Poor’s1,3	Moody’s2	Fitch[1,3]
	Investment grade debt categories	AAA	Aaa	AAA
		AA	Aa	AA
		A	A	A
		BBB	Baa	BBB
	Non-investment grade debt (sometimes called “junk bonds”) categories	BB	Ba	BB
		B	B	B
		CCC	Caa	CCC
		CC	Ca	CC
		C	C	C
		D	—	—
Short-term ratings	Highest three ratings	A-1	P-1	F1
		A-2	P-2	F2
		A-3	P-3	F3
	Other ratings	B	NP	B
		B-1		C
		B-2		RD
		B-3		D
C
D

1 Long-term ratings by Standard & Poor’s and Fitch from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. For example, BBB- is the lowest investment grade; BB+ is the highest non-investment grade.

2 Moody’s adds numerical modifiers 1, 2, and 3 to each generic bond rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. For example, Baa3 is the lowest investment grade; Ba1 is the highest non-investment grade.

3 Short-term ratings within the A-1 and F1 categories may be designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

● Currency Risk: Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition or removal of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of a Fund’s investments denominated in or with exposure to that foreign currency. For Funds that may hold short currency exposure, an appreciation in the value of the currency shorted would incur a loss for the Fund. As a currency control, certain countries aim to fix (or “peg” or “manage”) the exchange rates of their currencies against other countries’ currencies (the reference currency), rather than allowing them to fluctuate based on market forces. A pegged currency typically has a very narrow band of fluctuation (or a completely fixed rate) against the value of its reference currency and, as a result, may experience sudden and significant decline in value if the reference currency also declines in value. A managed currency establishes minimum exchange rates against its reference currency and, as a result, is not allowed to fall below a certain level against the reference currency but can rise above the reference currency’s value. There is no guarantee that these currency controls will remain in place and if these exchange rates were allowed to fluctuate based on market forces (for instance, a currency is “de-pegged” against its reference currency), there can be large losses as a result of exchange rates movements, which may adversely impact a Fund’s returns. In addition, the use of foreign exchange contracts (such as forward foreign currency contracts) to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

● Debt Securities Risk: Debt securities and other debt instruments are subject to many risks, including but not limited to interest rate risk and credit risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security.

● Emerging Markets Risk: Investments in or exposure to investments in emerging market countries (such as many countries in Latin America, Asia, the Middle East, Eastern Europe and Africa), may be riskier than investments in or exposure to investments in U.S. and other developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, lower credit quality, a higher degree of political and economic instability (which can freeze, restrict or suspend transactions in those investments, including cash), the impact of economic sanctions, less governmental regulation and supervision of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Information, including financial information, about companies in emerging markets may be less available and reliable which can impede a Fund’s ability to evaluate companies in emerging markets. In

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addition, the taxation systems at the federal, regional and local levels in emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change. Emerging market countries may have a higher degree of corruption and fraud than developed market countries, as well as counterparties and financial institutions with less financial sophistication, creditworthiness and/or resources. If an international body (such as the United Nations) or a sovereign state (such as the United States) imposes economic sanctions, trade embargoes or other restrictions against a government of an emerging market country or issuers, a Fund’s investments in issuers subject to such restrictions may be frozen or otherwise suspended or restricted, prohibiting or impeding the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from or impeded in investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund.

Governments in emerging market countries may also intervene in their economies and financial markets to a greater degree than more developed countries. Such government intervention could cause the Fund to be unable to access or transact in its investments in such markets, including cash holdings. Greater governmental control could also require repatriation of sales proceeds. The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. This may include limiting the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB registered accounting firms located in certain emerging market countries (especially China); restricting the ability of U.S authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

A Fund may be exposed to this risk by directly investing in companies domiciled in emerging market countries or indirectly, by investing in companies domiciled in developed market countries which either invest in or conduct a portion of their businesses in emerging market countries or by investing in securities denominated in emerging market currencies. The PD Emerging Markets Index Portfolio’s investments in securities of emerging market countries or issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in emerging market countries described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

● Equity Securities Risk: Stock markets are volatile. Equity securities tend to go up and down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

● Financial Sector Risk: Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The profitability of financial services companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or as a result of increased competition. During a general market downturn, numerous financial services companies may experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or even cease operations. These actions may cause the securities of a financial services company to experience dramatic declines in value. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.

● Foreign Markets Risk: Investments in securities of foreign issuers and securities of companies with significant foreign exposure, including securities denominated in foreign currencies, can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions of the relevant foreign market. Political, social, and economic instability, the impact of economic sanctions, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in a country’s economy. Less stringent regulatory, accounting, and disclosure requirements and general supervision for issuers and markets are more common in certain foreign countries. Foreign countries may also have different auditing standards than the U.S. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. If the United States imposes economic sanctions against a foreign government or issuers, a Fund’s investments in issuers subject to such sanctions may be frozen, prohibiting the Fund from selling or otherwise transacting in these investments, and a Fund may be prohibited from investing in such issuers or may be required to divest its holdings in such issuers, which may result in losses to the Fund. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, regulatory, geopolitical, or other conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country or region. Certain Funds’ investments in securities of foreign issuers may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a foreign (non-U.S.) company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. Depositary receipts are subject to the same risks of investments in securities of foreign issuers and securities of companies with significant foreign exposure described above. In addition, these securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, may not have any obligation to distribute

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shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

● Geographic Focus Risk: If a Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Fund’s performance. As a result, the Fund’s performance may be more volatile than the performance of more geographically diversified funds.

● Growth Companies Risk: Growth companies are those that a portfolio manager believes have the potential for above average or rapid growth but may be subject to greater price volatility than “undervalued” companies, for example. A smaller company with a promising product and/or operating in a dynamic field may have greater potential for rapid earnings growth than a larger one. Additionally, many companies in certain market sectors like health care and technology are faster-growing companies with limited operating histories and greater business risks, and their potential profitability may be dependent on regulatory approval of their products or developments affecting those sectors, which increases the volatility of these companies’ securities prices and could have an adverse impact upon the companies’ future growth and profitability.

● High Yield/High Risk or “Junk” Securities Risk: High yield/high risk securities are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk due to fewer market participants (buyers/sellers of these assets) and less capital available to market makers (broker-dealers) as compared to higher rated securities, and subject to a greater risk of default than higher rated securities. High yield/high risk securities (including loans) may be more volatile than investment grade securities. Non-investment grade debt instruments may include securities that are stressed, distressed or in default and are subject to credit risk.

● Index Sampling Risk: Because index sampling relies on the securities selected to have economic characteristics similar to securities in the target index, it may not result in the aggregate in investment performance matching that of a Fund’s target index or of other funds that purchased all of the securities in the same index in approximately the same proportions as their weightings in the index (for the Funds managed by BlackRock Investment Management, LLC) or of other funds that purchased all or substantially all of the securities in the same index (for the Funds managed by SSGA Funds Management, Inc. and Geode).

● Industry Concentration Risk: Concentrating investments in a particular industry or group of industries makes a Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or related industries. Because a Fund will concentrate in the securities of a particular industry or group of industries, such Fund will perform poorly during a downturn in that industry or group of industries.

● Interest Rate Risk: The value of debt instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable (also known as variable) interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. In addition, as interest rates rise, the value of fixed income investments will generally decrease. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Interest rates are at or near historic lows. Certain countries have experienced negative interest rates on certain debt securities. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns. It remains likely that the U.S. will be in a low interest rate environment for several years. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these

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interest rates are reset. An interest rate reset may not completely offset changes in interest rates. Resets that may be tied to an index may not reflect the prevailing interest rate changes. There is a risk of a lag between interest rate and index changes.

● Large-Capitalization Companies Risk: Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. Large-capitalization equity security prices may not rise as much as prices of equity securities of small-capitalization companies.

● LIBOR Transition Risk: Certain investments in which the Fund invests rely in some manner on the London Interbank Offered Rate (“LIBOR”). LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that U.S. dollar (“USD”) LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month) and after December 31, 2021 for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR. Certain sterling and yen LIBOR settings (one, three, and six month) will be published on a “synthetic” basis through the end of 2022.

Although the transition process away from LIBOR has become increasingly well-defined, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to the shareholders of the Funds (the insurance companies offering the variable products and as applicable certain funds of funds of the Trust), but there would not be federal income tax consequences to the contract holders of the variable products. The IRS may provide additional guidance, with potential retroactive effect.

● Liquidity Risk: Generally, a security or investment is considered illiquid if it is not reasonably expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain holdings may be difficult to purchase, sell and value, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. A Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other more desirable, more liquid securities or sell less liquid or illiquid securities at a loss if needed to raise cash to conduct operations, including to meet redemption requests. Liquid investments may become less liquid or illiquid, and thus more difficult to sell, over time or suddenly and unexpectedly. This may occur, for example, as a result of adverse market or economic conditions or investor perceptions, which may be independent of any adverse changes to the particular issuer. Less liquidity also means that more subjectivity may be used in establishing the value of the securities or other investments. For example, if market quotations are not readily available or reliable for these investments, the securities or other investments will be valued by a method that reflects fair value. Valuations determined in this manner may require subjective inputs about the value of these investments. Some securities (such as loans) may have no active trading market and may be subject to restrictions on resale. The markets in which such securities trade may be subject to irregular trading, wide bid/ask spreads and extended trade settlement periods, which may impair a Fund’s ability to sell the holding at the price it has valued the holding causing a decline in the Fund’s net asset value. Investments in companies in turn-around, distress or other similar situations may be or become less liquid than other investments, particularly when the economy is not robust or during market downturns. Reduced liquidity resulting from these situations may impede a Fund’s ability to meet unusually high or unanticipated levels of redemption requests. If needed, each Fund (other than a Fund sub-advised by SSGA Funds Management, Inc., or a fund of funds of the Trust) may draw upon a line of credit facility that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests by a Fund shareholder or purchase and sell investments for the Fund; however, these actions may increase expense to a Fund (such as borrowing cost) or may not always be adequate, particularly during periods of market stress.

● Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater price volatility and may be more vulnerable to economic, market and industry changes than larger, more established companies. Mid-capitalization (also known as “medium capitalization”) companies may have a shorter history of operations, more limited ability to raise capital, inexperienced management,

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limited product lines, less capital reserves and liquidity and more speculative prospects for future growth, sustained earnings or market share than larger companies, and are therefore more sensitive to economic, market and industry changes. It may be difficult to sell a mid-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of mid-capitalization companies.

● Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid.

o Extension Risk – Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed or other asset-backed securities, making them more sensitive to changes in interest rates and making any Fund holding such securities more volatile. This is because when interest rates rise, the issuer of a security held by a Fund may make principal payments on that security on a delayed basis. Such delayed principal payments decrease the value of the security. In addition, as payments are received later than agreed upon, a Fund may miss or postpone the opportunity to reinvest in higher yielding investments.

o Interest Rate Risk – When interest rates rise, borrowers with variable interest rate loans may not be able to repay their loans at the higher interest rates. This could cause an increase in defaults and decrease the value of certain mortgage-related or other asset-backed securities.

o Subprime Risk – Mortgage-related securities may have exposure to subprime loans and subprime mortgages, which are loans or mortgages made to borrowers with lower credit ratings. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. In addition, holdings in non-investment grade (high yield/high risk) asset-backed securities, including mortgage pools with exposure to subprime loans or mortgages, have a greater risk of being or becoming less liquid than other debt securities, especially when the economy is not robust, during market downturns, or when credit is tight. Other asset-backed securities may also be subject to exposure resulting from loans to borrowers with lower credit ratings, who pose a higher level of default risk.

o Prepayment Risk – In addition, adjustable and fixed rate mortgage-related or other asset-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages (or other debt obligations) sooner than expected. This can reduce a Fund’s returns because it may have to reinvest that money at the lower prevailing interest rates.

o Call Risk – Similarly, debt obligations with call features have the risk that an issuer will exercise the right to pay an obligation (such as a mortgage-backed security) earlier than expected. This call risk typically occurs when interest rates are declining.

o  U.S. Government Securities Risk – Mortgage-backed securities may be issued by the U.S. government, which are subject to U.S. government securities risk.

o Issuer Risk – Mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer, and there can be no assurance that these private insurers can meet their obligations under the policies.

● Non-Diversification Risk: For the PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Mid-Cap Index Portfolio, PD Small-Cap Growth Index Portfolio and PD Small-Cap Value Index Portfolio, in order for each of these Funds to track the composition of its benchmark index, the Fund’s total assets may be invested in multiple issuers each representing more than 5% of the Fund’s total assets and each representing more than 10% of the outstanding voting securities of such issuer(s). As a result, the Funds may become non-diversified under the 1940 Act, although it may continue to hold multiple stocks across various sectors. A fund that is classified as non-diversified may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a fund that is classified as diversified. This increases the Fund’s price volatility and the risk that its value could go down because the poor performance of a single investment or a fewer number of investments will have a greater impact on the Fund than a diversified fund with more investments.

● Passive Management Risk: A passively managed (or index) fund attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which generally seeks to outperform a benchmark index. As a result, an index fund generally holds constituent securities of its benchmark index regardless of the current or projected performance of the applicable security, industry or market sector, which could cause the index fund’s return to be lower than if the fund were actively managed. Such fund will also perform poorly when the index performs poorly. In addition, an index fund has operating and other expenses while an index does not. As such, an index fund will tend to underperform the index to some degree over time even though it will attempt to track its index as closely as possible.

● Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies. Small-capitalization companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business

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prospects, and greater dependency on a few key managers. Small-capitalization companies, particularly those in their developmental stages, may have a shorter history of operations, more limited ability to raise capital, inexperienced management, and more speculative prospects for future growth or sustained earnings or market share than larger companies. In addition, these companies may be more susceptible to the underperformance of a sector in which it belongs and therefore, may be riskier and more susceptible to price changes. It may be difficult or impossible to liquidate a small-capitalization position at an acceptable time and price because of the potentially less frequent trading of stocks of smaller market capitalizations.

● Technology Sector Risk: Technology companies face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. By investing in these companies, a Fund is exposed to these risks. In addition, many U.S. technology companies have diverse operations, with products or services in foreign markets, exposing them to foreign markets risk.

● Tracking Error Risk: Performance of a Fund may vary from the performance of its benchmark index due to imperfect correlation between a Fund’s investments and the index as a result of cash flows, liquidity constraints, regulatory requirements, expenses and transaction costs, ongoing differences between the index composition and a Fund’s investments, changes to the index composition, and other factors.

● Underlying Fund Risk: The Funds in this Prospectus are available for investment by the Pacific Dynamix Portfolios. As a result, a significant percentage of a Fund’s outstanding shares may be held by the Pacific Dynamix Portfolios, and a change in asset allocation by the Pacific Dynamix Portfolios could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

● U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is a risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations. Some U.S. government securities are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay the debt. Although there are many types of U.S. government securities, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks that may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. Pursuant to the authorities of the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”), Fannie Mae and Freddie Mac have been in a conservatorship under FHFA since September 2008. Should Fannie Mae and Freddie Mac exit the conservatorship, the effect this will have on the entities’ debt and equities, and on securities guaranteed by the entities, is unclear.

● Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market. These companies may be subject to lower price volatility than companies considered to be “growth” companies. In value investing, the principal belief is that the market overreacts to good and bad news, resulting in stock price movements that do not correspond with a company’s long-term fundamentals. In that case, the result is an opportunity for value investors to profit by buying when the price is deflated. However, the intrinsic value of a company is subjective, meaning there is no empirically “correct” intrinsic value. A portfolio manager’s processes for determining value will vary. There is a risk that a portfolio manager’s determination that a stock is undervalued is not correct or is not recognized in the market.

Additional Information About Certain Ancillary Risks

The following provides information about certain ancillary risks of the Funds. While the likelihood of these risks adversely affecting the Funds’ net asset value, yield and/or total return under normal circumstances is lower than the Funds’ principal risks, they could nevertheless negatively impact Fund performance should the situations described below materialize.

● Active and Frequent Trading Risk: All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. In addition, asset allocation changes may result in the purchase and sale of Fund securities, which can increase portfolio turnover and trading costs, potentially reducing a Fund’s performance.

● Cybersecurity Risk: The Funds’ and/or their service providers’ use of the internet, technology and information systems may expose the Funds to risks associated with attack, damage or unauthorized access. Such risks may include the theft, loss, ransom, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Funds or variable contract owners, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Funds’ investments, accounting and valuation systems, or compliance testing systems used to monitor the Funds’ investments. These events could result in losses to the Funds and variable contract owners and disrupt the Funds’ day-to-day operations and the portfolio management of the Funds, as well as damage the conduct of business among the Funds, variable contract owners, the Funds’ service providers and/or financial intermediaries. While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective,

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particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.
● Investment Style Risk: Each Fund has its own investment style or overall investment strategy (e.g., large-capitalization growth investment style). A Fund’s investment style may shift in and out of favor for reasons including market conditions and investor sentiment.

● Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer of the security or instrument, such as management, performance, financial leverage, changes in markets in which the issuer offers goods or services, and reduced demand for the issuer’s goods or services.

● Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and adversely affect performance. Such adverse effect on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities for actively managed funds, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing a Fund to alter its existing strategies or potentially, to liquidate and close.

● Natural Disasters Risk: Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

● Price Volatility Risk: The values of all of a Fund’s investments have the potential to be volatile. Price volatility of an investment refers to the variation of changes in that investment’s value over time. Thus, an investment with higher price volatility is likelier to have greater price swings over shorter time periods than an investment with lower price volatility and a fund that invests in more volatile investments may see its price also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

● Redemption Risk: A Fund could experience a loss when selling securities, including securities of other investment companies, to meet redemption requests by shareholders if the redemption requests are unusually large or numerous, occur in times of market turmoil or declining prices for the securities sold, or when the securities to be sold are illiquid. Such redemptions may also increase expenses to the Fund and cause the sale of securities in a short timeframe, both of which could negatively impact performance.

● Sector Risk: A Fund may be invested more heavily from time to time (e.g., over 25% of its assets) in a particular sector (which is more broadly defined than an industry classification). If a Fund is invested more heavily in a particular sector, its performance will be more sensitive to risks and developments that affect that sector. Individual sectors may rise and fall more than the broader market. In addition, issuers within a sector may all react in the same way to economic, political, regulatory or other events. For more information on a Fund’s sector holdings, please refer to its annual report or semi-annual report, which can be obtained as described in the Where to Go For More Information section of this Prospectus.

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ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The following provides additional explanations about the “Fees and Expenses of the Fund” in the Fund Summaries section of this Prospectus.

Your actual cost of investing in a Fund may be higher than the total expenses shown in the “Fees and Expenses of the Fund” section for a variety of reasons, for example, if average net assets decrease. In addition, certain expenses, such as brokerage costs, are not required to be disclosed in fee table and expense examples.

The Acquired Fund Fees and Expenses line item in a Fund’s Annual Fund Operating Expenses table reflects a Fund’s pro-rata share of fees and expenses incurred indirectly as a result of its ownership in other investment companies (registered and unregistered) for the relevant fiscal period shown in the table. These investment companies may include other mutual funds, exchange-traded funds, business development companies and closed-end funds.

Acquired Fund Fees and Expenses are not included in a Fund’s financial statements, which more accurately reflect a Fund’s direct operating expenses.

For Funds with a management fee waiver agreement in place as described in the Fund’s Annual Fund Operating Expenses table, there is no guarantee that PLFA will continue such waiver after the expiration date of the fee waiver agreement referenced therein.

To the extent that a significant percentage of the outstanding shares of a Fund are held by a Pacific Dynamix Portfolio, such Fund is subject to the potential for significant redemptions at the discretion of PLFA. While PLFA would take steps to mitigate the adverse impact on a Fund, such redemptions could result in an increase in such Fund’s expense ratio or transaction costs.

ADDITIONAL INFORMATION ABOUT FUND PERFORMANCE

Fund Name Changes

The following provides additional explanations regarding information presented in the Performance subsections of the Fund Summaries section.

PD Emerging Markets Index Portfolio: Effective April 30, 2021, the Fund changed its name from “PD Emerging Markets Portfolio” and some of its investment policies changed at that time.

PD International Large-Cap Index Portfolio: Effective April 30, 2021, the Fund changed its name from “PD International Large-Cap Portfolio” and some of its investment policies changed at that time.

Index Definitions

The following provides definitions of the indices presented in the Fund Summaries section of the Prospectus. The indices have inherent performance advantages over the Funds because they hold no cash and incur no expenses. An investor cannot invest directly in an index. The performance of an index does not reflect the deduction of expenses associated with a Fund, such as investment management fees.

Bloomberg US 1-3 Year Corporate Bond Index (formerly named Bloomberg Barclays US 1-3 Year Corporate Bond Index) measures the investment grade, fixed-rate, taxable corporate bond market with 1-3 year maturities. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Results include the reinvestment of all distributions.

Bloomberg US Aggregate Bond Index (formerly named Bloomberg Barclays US Aggregate Bond Index) measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg US Corporate High-Yield Bond Index (formerly named Bloomberg Barclays US Corporate High-Yield Bond Index) measures the performance of the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk, based on the index provider’s definition of an emerging market country, are excluded. Results include the reinvestment of all distributions.

Bloomberg US High-Yield 2% Issuer Capped Bond Index (formerly named Bloomberg Barclays US High-Yield 2% Issuer Capped Bond Index) is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2021, the MSCI Emerging Markets Index consists of the following emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

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MSCI World ex USA Large Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the investable equity market performance of large-capitalization securities in developed markets, excluding the United States. As of December 31, 2021, the index consisted of securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-capitalization barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-capitalization value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-capitalization opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-capitalization segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of companies in the Russell 1000 Index. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

The Russell indices are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by the Trust. The SAI contains additional information on the limited relationship between Russell and the Trust.

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The MSCI Emerging Markets Index and MSCI World ex USA Large Cap Index are registered service marks of MSCI Inc. and have been licensed for use for certain purposes by the Trust and its affiliates. MSCI Inc. does not sponsor, endorse, sell, promote or is in any way affiliated with the Trust. MSCI Inc. makes no representation regarding the advisability of investing in the PD Emerging Markets Index Portfolio and/or the PD International Large-Cap Index Portfolio (each of which employs a replication strategy to their respective MSCI index). MSCI Inc. bears no liability with respect to the PD Emerging Markets Index Portfolio, the PD International Large-Cap Index Portfolio or any index on which these Funds are based. The SAI contains a more detailed description of the limited relationship between MSCI Inc. and the Trust.

All other third-party trademarks and service marks belong to their respective owners.

OVERVIEW OF THE CLASS P SHARES

Class P shares of the Funds offered in this Prospectus are offered at net asset value and are only available for investment by the Pacific Dynamix Portfolios (which are offered in a separate prospectus), PLFA and certain of its affiliates. Because of this limited availability, only certain information is presented in this Prospectus.

Class P shares of the Funds are continuously offered through their principal underwriter, the Distributor. The Distributor is an affiliate of PLFA, the Funds’ investment adviser, and is also an affiliate of Pacific Life Insurance Company, the Funds’ administrator.

OTHER FUND INFORMATION

Prevention of Disruptive Trading

The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, the Board has adopted anti-market timing policies. The Funds presented in this Prospectus are presently only available for investment by the Pacific Dynamix Portfolios, PLFA, and certain affiliates. Because of this, no further information is presented regarding the above noted policies.

How Share Prices Are Calculated

Valuation Policy

The Trust’s Board has adopted a policy (“Valuation Policy”) for determining the value of the investments of each Fund each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third-party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

Determination of Net Asset Value (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a scheduled NYSE holiday or weekend, (ii) trading on the NYSE is restricted or halted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving Day and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends or other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

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In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

Investment Valuation

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

● Domestic Equity Investments. For Domestic Equity Investments (including exchange-traded funds), the Funds generally use the official closing price or last reported sale price from an exchange and do not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments with no official closing or last reported sales price are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

● Foreign Equity Investments. For Foreign Equity Investments, the Funds generally use the official closing price or last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

● Over-the-Counter (“OTC”) Investments. OTC Investments (including forward commitments) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

● Domestic and Foreign Debt Investments. Debt Investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

● Investment Companies. Fund investments in other investment companies are valued at their respective published NAVs.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available, if there is a trading halt for individual holdings, or if there is an unscheduled market closure (e.g., in the event of a natural disaster, strikes, news of significant governmental actions, regulatory trading halts, system failures, terrorist threats or activities, or armed conflict, etc.). In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy, these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, benchmark, proxy and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to the TVC or to the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

Processing Orders for Fund Shares

The Funds process orders every day the NYSE is open, including days when foreign markets and/or bond markets are closed. Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A in proper form. Thus, orders received prior to the NYSE close receive that day’s NAV; orders received after the NYSE close receive the following business day’s NAV. This order acceptance cut-off also applies when the NYSE has a scheduled or unscheduled early close. The insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the Trust generally pays the insurance companies for the shares in cash.

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Dividends and Distributions

Currently each Fund in the Trust is treated as a partnership (each a “Partnership Fund” and together the “Partnership Funds”) for federal income tax purposes only. The Partnership Funds are not required to distribute taxable income and capital gains for federal income tax purposes. Each partner is required to report its respective share of income, gains, losses, deductions and credits of each Partnership Fund. Under the Trust’s dividend and distributions policy, no dividend and capital gains distributions will be made by any Fund.

Trust Organization

The Trust is organized as a Delaware statutory trust. Its business and affairs are managed by its Board. The Trust is comprised of multiple Funds, some of which are offered in this Prospectus and others of which are offered in separate prospectuses. The Trust may discontinue offering shares of any Fund at any time or may offer shares of a new Fund.

Tax Matters

The Trust currently intends that each Fund will be treated as a partnership for federal income tax purposes. A Fund that elects to be treated as a partnership is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund would instead be taken into account by its partners and retain the same character for federal income tax purposes.

Each Fund also intends to comply with the requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended, including diversification regulations and investor control provisions that apply to mutual funds underlying variable contracts.

You’ll find more information about taxation in the SAI. Since the sole shareholders of the Funds will be the Pacific Dynamix Portfolios (which are offered in a separate prospectus), PLFA and certain of its affiliates, no discussion is included here concerning the federal income tax consequences at the shareholder level. For information about the federal income tax consequences to purchasers of variable contracts, see the applicable prospectus or offering memorandum.

ABOUT MANAGEMENT

This section provides information about Pacific Life Fund Advisors LLC, the investment adviser to the Trust, and the sub-adviser firms that manage the Funds offered in this Prospectus. Pacific Life Fund Advisors LLC and the sub-advisers are each a “Manager” and together the “Managers.”

PLFA

Pacific Life Fund Advisors LLC (“PLFA”), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life, is located at 700 Newport Center Drive, Newport Beach, CA 92660. Established in 2007, PLFA is an experienced investment management organization that manages multi-asset class investment strategies.

In its role as investment adviser, PLFA, subject to the review of the Trust’s Board, also supervises the management of the Funds. To manage the investments of the Funds, PLFA has retained other management firms as sub-advisers, many of which have a worldwide market presence and extensive research capabilities. PLFA has the ultimate responsibility, subject to the review of the Trust’s Board, to oversee and monitor the performance of these sub-advisers and recommends their hiring, termination and replacement.

PLFA also oversees and monitors the nature and quality of the services provided by the sub-advisers, including investment performance and execution of investment strategies. PLFA conducts due diligence on sub-advisers to evaluate their investment processes, adherence to investment styles, strategies and techniques, and other factors that may be relevant to the services provided to the Funds. For all Funds, PLFA also performs compliance monitoring services to help maintain compliance with applicable laws and regulations. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, and oversight of trade execution and brokerage services.

SEC Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into, and materially amend, agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of, the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an information statement about the change. PLFA and the Trust have applied for another exemptive order that, if granted, will streamline the information statement notice, contents and delivery and expand the relief to cover affiliated sub-advisers. The exemptive order application also seeks relief from the requirement that Board meetings be conducted in-person under certain circumstances.

Management Fee

Each Fund pays PLFA a management fee for the services it provides as investment adviser. PLFA uses part of the management fee to pay for the services of the sub-advisers. For the most recent fiscal year ended December 31, 2021, PLFA was paid management fees (net of any waivers) for each of the Funds as a percentage of average daily net assets as set out in the table below. Each Fund also pays its pro-rata share of the costs of its operations including, among others, the costs of custody, audit and legal, as well as for other support services provided through a support services agreement. A discussion regarding the basis for the Board’s approval of the investment advisory agreement and sub-advisory agreements for the Funds in this Prospectus is available in the Trust’s semi-annual report for the period ended June 30, 2021 and annual report for the fiscal year ended December 31, 2021.

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Fund	Management Fee Paid for Fiscal Year Ended 12/31/21
PD 1-3 Year Corporate Bond Portfolio	0.16%
PD Aggregate Bond Index Portfolio	0.14%
PD Emerging Markets Index Portfolio	0.24%
PD High Yield Bond Market Portfolio	0.17%
PD International Large-Cap Index Portfolio	0.17%
PD Large-Cap Growth Index Portfolio	0.13%
PD Large-Cap Value Index Portfolio	0.13%
PD Mid-Cap Index Portfolio	0.13%
PD Small-Cap Growth Index Portfolio	0.14%
PD Small-Cap Value Index Portfolio	0.14%

The table that follows provides information about each management firm and individual team members responsible for making investment decisions for the Funds (i.e., portfolio managers), including their primary title with the Manager (or affiliate) and business experience for the past five years. Each of the portfolio managers listed in the following table is jointly and primarily responsible for the day-to-day management of the respective Fund, unless there is only one portfolio manager listed which indicates that he or she is primarily responsible for that Fund. For each portfolio manager listed, the SAI provides additional information about compensation, other accounts managed and information about the portfolio manager’s ownership of securities in the Fund(s) (if any). The portfolio managers for a Fund may change at the Manager’s discretion.

BlackRock Investment Management, LLC

1 University Square Drive, Princeton, New Jersey 08540

BlackRock Investment Management, LLC (“BlackRock”) is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2021, BlackRock, Inc.’s total assets under management, including BlackRock’s, were approximately $10.0 trillion.

PD LARGE-CAP GROWTH INDEX PORTFOLIO PD LARGE-CAP VALUE INDEX PORTFOLIO PD MID-CAP INDEX PORTFOLIO PD SMALL-CAP GROWTH INDEX PORTFOLIO PD SMALL-CAP VALUE INDEX PORTFOLIO	These Funds are managed by BlackRock’s quantitative index management team.
Amy Whitelaw

Managing Director and Portfolio Manager of BlackRock since 1999, Co-Head of BlackRock’s ETF and index investments team since 2020 and is currently the Head of BlackRock’s ETF iShares index equity team since 1999. Ms. Whitelaw began her investment career in 1993 and has a BA from Dickinson College.

Jennifer Hsui, CFA

Managing Director and Portfolio Manager of BlackRock since 2006, Chief Investment Officer for BlackRock’s ETF and index investments team since 2020 and is currently the Head of BlackRock’s iShares emerging markets team since 2018. Ms. Hsui began her investment career in 1999 and has a BS from the University of California, Berkeley.

Suzanne Henige, CFA

Managing Director and Senior Portfolio Manager of BlackRock since 2020 and a member of BlackRock's ETF and index investments team since 2011. Mrs. Henige began her investment career in 2003 and has a BS and an MBA degree from University of California, Davis.

Paul Whitehead

Managing Director and Co-Head of BlackRock’s ETF and Index Investments business since January 2022 and the Global Head of Equity Trading and the Global Head of Transition Management within BlackRock’s Global Trading Group from 2015 to 2021. He began his investment career in 1996 and has a BS from the University of Colorado Boulder.

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FIAM LLC/Geode Capital Management, LLC

FIAM LLC, with its principal place of business at 900 Salem Street, Smithfield, Rhode Island 02917, serves as the sub-adviser to the two Funds noted below. Geode Capital Management, LLC (“Geode”), with its principal place of business at 100 Summer Street, 12th Floor, Boston, Massachusetts 02110, serves as the sub-subadviser to these Funds. Geode is neither a subsidiary nor an affiliate of FIAM LLC. The persons jointly and primarily responsible for day-to-day management of these Funds are Geode employees.

FIAM LLC is an SEC registered investment adviser. As of December 31, 2021, FIAM LLC had approximately $168.5 billion in assets under management worldwide. FIAM LLC is an indirectly held wholly-owned subsidiary of FMR LLC. Geode is an SEC registered investment adviser. As of December 31, 2021, Geode had approximately $945.4 billion in discretionary assets under management.

PD EMERGING MARKETS INDEX PORTFOLIO PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO
Louis Bottari	Senior Portfolio Manager of Geode since 2011. Mr. Bottari began his investment career in 1991 and has a BS from Boston College.
Peter Matthew	Senior Portfolio Manager of Geode since 2012. Mr. Matthew began his investment career in 2001 and has a BS from University of Massachusetts, Amherst.
Payal Gupta

Portfolio Manager of Geode since 2019. Prior to joining Geode in 2019, Ms. Gupta worked at State Street Global Advisors from 2005 to 2019, most recently as senior portfolio manager. She began her investment career in 2003 and has a BS from Bay Path University and an MBA from Northeastern University.

Robert Regan

Portfolio Manager of Geode since 2016. Prior to joining Geode in 2016, Mr. Regan worked at State Street Global Advisors from 2008 to 2016, most recently as senior implementation portfolio manager. He began his investment career in 1997 and has a BS from Providence College and an MS from Northeastern University.

Navid Sohrabi

Portfolio Manager of Geode since 2019. Prior to joining Geode in 2019, Mr. Sohrabi worked at DWS from 2015 to 2019, most recently as an index portfolio manager. He began his investment career in 2002 and has a BA from University of California, Berkeley and an MS from University of California, Los Angeles.

SSGA Funds Management, Inc.

One Iron Street, Boston, Massachusetts 02210

SSGA Funds Management, Inc. (“SSGA FM”) is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which, in turn, is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly held financial holding company. As of December 31, 2021, SSGA FM had approximately $841.3 billion in assets under management. SSGA FM and other advisory affiliates of State Street make up State Street Global Advisors (“SSGA”), the investment management arm of State Street. As of December 31, 2021, SSGA had approximately $4.1 trillion in assets under management.

PD 1-3 YEAR CORPORATE BOND PORTFOLIO
Michael Brunell, CFA

Vice President of SSGA and SSGA FM and a senior member of the fixed income portfolio management team since 2004. In Mr. Brunell’s current role as part of the fixed income beta solutions group, he heads the credit sector team and is responsible for developing, managing and supporting various types of funds against a variety of conventional and custom bond index strategies. He began his investment career in 1993 and has a BS from Saint Michael’s College and an MS from Boston College.

Christopher DiStefano

Vice President of SSGA and SSGA FM and a Portfolio Manager in the fixed income beta solutions group within the fixed income, cash and currency team since 2013. Mr. DiStefano is responsible for managing several funds and ETFs within the convertible bond, investment grade credit, and smart beta sectors and strategies. He began his investment career in 2010 and has an BS from Union College, an MS from the University of Illinois, and an MBA from Boston College.

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David Marchetti, CFA

Assistant Vice President of SSGA and SSGA FM and a Portfolio Manager in the fixed income beta solutions team since2017. Mr. Marchetti is responsible for managing several funds within investment grade credit, specifically managing short-term and intermediate credit funds. Also, he oversees the ETF basket creation/redemption process across multiple fixed income ETF’s. Prior to joining the beta solutions team, Mr. Marchetti worked as a portfolio administrator in the fixed income operations team from 2013 to 2017. He began his investment career in 2009 and has a BS from Boston University.

PD AGGREGATE BOND INDEX PORTFOLIO
Marc DiCosimo, CFA

Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the fixed income beta solutions group within the fixed income, cash and currency team since 2013. He began his investment career in 1997 and has a BS from the University of Richmond.

Michael Przygoda, CFA

Vice President of SSGA and SSGA FM and a Portfolio Manager in the fixed income beta solutions group, managing a variety of securitized and custom aggregate bond strategies since 2012. Mr. Przygoda joined SSGA in 2006. He began his investment career in 2003 and has a BA from Stonehill College and an MS from Suffolk University.

PD HIGH YIELD BOND MARKET PORTFOLIO
Michael Brunell, CFA

Vice President of SSGA and SSGA FM and a senior member of the fixed income portfolio management team since 2004. In Mr. Brunell’s current role as part of the fixed income beta solutions group, he heads the credit sector team and is responsible for developing, managing and supporting various types of funds against a variety of conventional and custom bond index strategies. He began his investment career in 1993 and has a BS from Saint Michael’s College and an MS from Boston College.

Kyle Kelly, CFA, FRM

Vice President of SSGA and SSGA FM and a Portfolio Manager in the fixed income beta solutions group where he manages high yield and investment grade credit ETFs and separate accounts since 2012. Prior to joining the portfolio management team, Mr. Kelly worked as an Investment Risk Management Analyst focused on SSGA’s fixed income and multi-asset-class products. He began his investment career in 2007 and has a BA from Boston College.

Bradley Sullivan, CFA

Vice President of SSGA and SSGA FM and a Senior Portfolio Manager in the fixed income beta solutions group within the fixed income, cash and currency team, where he is responsible for managing corporate credit beta portfolios for ETFs, commingled funds and separately managed accounts, since 2015. He began his investment career in 2003 and has a BS from Tulane University and an MBA from the University of Virginia.

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FINANCIAL HIGHLIGHTS

The Financial Highlights table is designed to help you understand how the Funds have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investment in the Fund would have earned (or lost), assuming all dividends and distributions were reinvested.

The information in the Financial Highlights table can be read in conjunction with the Trust’s financial statements and related notes, which have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm, whose report along with the Trust’s financial statements and related notes, are included in the Trust’s annual report for the fiscal year ended December 31, 2021. To find out how you can obtain a copy of the annual report, please refer to the Where To Go For More Information section of this Prospectus.

Certain Funds may invest in other investment companies, including other mutual funds, exchange-traded funds, business development companies and closed-end funds, to an extent that requires them to include “Acquired Fund Fees and Expenses” (“AFFE”) in their Annual Fund Operating Expenses table. Because these Funds’ tables include AFFE, the Annual Fund Operating Expenses in those tables will not correlate with the Expenses Before Reductions or Expenses After Reductions in the Financial Highlights table, which do not include AFFE. The Financial Highlights table does not include AFFE because they are not direct costs of a Fund. The impact of AFFE is reflected in the Total Returns of each Fund, including those shown in the Financial Highlights table.

55

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD 1-3 Year Corporate Bond
Class P
2021	$11.39	$0.11	($0.15)	($0.04)	$-	$-	$-	$11.35	0.22%	0.22%	1.00%	(0.37%)	$232,788	49%
2020	11.07	0.23	0.09	0.32	-	-	-	11.39	0.22%	0.22%	2.02%	2.94%	219,296	78%
2019	10.55	0.28	0.24	0.52	-	-	-	11.07	0.23%	0.23%	2.62%	4.96%	240,371	53%
2018	10.41	0.23	(0.09)	0.14	-	-	-	10.55	0.23%	0.23%	2.17%	1.33%	211,190	56%
2017	10.25	0.17	(0.01)	0.16	-	-	-	10.41	0.23%	0.23%	1.68%	1.50%	212,208	57%
PD Aggregate Bond Index
Class P
2021	$14.21	$0.22	($0.48)	($0.26)	$-	$-	$-	$13.95	0.19%	0.19%	1.58%	(1.84%)	$1,159,626	95%
2020	13.26	0.28	0.67	0.95	-	-	-	14.21	0.19%	0.19%	2.02%	7.15%	995,115	86%
2019	12.23	0.33	0.70	1.03	-	-	-	13.26	0.20%	0.20%	2.58%	8.43%	897,405	32%
2018	12.25	0.31	(0.33)	(0.02)	-	-	-	12.23	0.20%	0.20%	2.61%	(0.14%)	1,033,233	43%
2017	11.85	0.28	0.12	0.40	-	-	-	12.25	0.20%	0.20%	2.32%	3.37%	1,028,214	55%
PD High Yield Bond Market
Class P
2021	$18.12	$0.97	($0.05)	$0.92	$-	$-	$-	$19.04	0.22%	0.22%	5.22%	5.07%	$544,501	25%
2020	16.98	0.96	0.18	1.14	-	-	-	18.12	0.23%	0.23%	5.76%	6.71%	454,951	32%
2019	14.84	0.95	1.19	2.14	-	-	-	16.98	0.26%	0.26%	5.84%	14.39%	364,770	27%
2018	15.24	0.89	(1.29)	(0.40)	-	-	-	14.84	0.31%	0.31%	5.82%	(2.57%)	183,329	24%
2017	14.25	0.85	0.14	0.99	-	-	-	15.24	0.32%	0.32%	5.68%	6.93%	191,452	26%
PD Large-Cap Growth Index
Class P
2021	$64.56	$0.41	$17.24	$17.65	$-	$-	$-	$82.21	0.17%	0.17%	0.57%	27.34%	$751,236	21%
2020	46.71	0.44	17.41	17.85	-	-	-	64.56	0.17%	0.17%	0.84%	38.22%	832,075	28%
2019	34.32	0.45	11.94	12.39	-	-	-	46.71	0.17%	0.17%	1.10%	36.10%	788,137	26%
2018	34.94	0.44	(1.06)	(0.62)	-	-	-	34.32	0.17%	0.17%	1.17%	(1.78%)	596,541	23%
2017	26.90	0.39	7.65	8.04	-	-	-	34.94	0.18%	0.18%	1.25%	29.90%	615,085	20%
PD Large-Cap Value Index
Class P
2021	$34.69	$0.75	$7.94	$8.69	$-	$-	$-	$43.38	0.17%	0.17%	1.87%	25.03%	$805,209	24%
2020	33.65	0.74	0.30	1.04	-	-	-	34.69	0.17%	0.17%	2.48%	3.10%	788,962	47%
2019	26.64	0.77	6.24	7.01	-	-	-	33.65	0.17%	0.17%	2.51%	26.32%	801,722	21%
2018	29.08	0.71	(3.15)	(2.44)	-	-	-	26.64	0.17%	0.17%	2.46%	(8.41%)	620,769	20%
2017	25.63	0.62	2.83	3.45	-	-	-	29.08	0.18%	0.18%	2.31%	13.48%	693,741	18%
PD Mid-Cap Index
Class P
2021	$11.24	$0.15	$2.37	$2.52	$-	$-	$-	$13.76	0.17%	0.17%	1.18%	22.37%	$619,835	19%
10/23/2020 - 12/31/2020	10.00	0.04	1.20	1.24	-	-	-	11.24	0.21%	0.21%	2.05%	12.44%	401,976	2%
PD Small-Cap Growth Index
Class P
2021	$45.98	$0.18	$1.09	$1.27	$-	$-	$-	$47.25	0.22%	0.22%	0.38%	2.76%	$150,530	65%
2020	34.13	0.13	11.72	11.85	-	-	-	45.98	0.25%	0.25%	0.39%	34.71%	54,165	60%
2019	26.64	0.16	7.33	7.49	-	-	-	34.13	0.26%	0.26%	0.51%	28.15%	61,827	43%
2018	29.40	0.14	(2.90)	(2.76)	-	-	-	26.64	0.25%	0.25%	0.47%	(9.42%)	35,898	40%
2017	24.11	0.16	5.13	5.29	-	-	-	29.40	0.23%	0.23%	0.62%	21.95%	113,300	33%

See explanation of references on A-2
A-1

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Small-Cap Value Index
Class P
2021	$28.49	$0.61	$7.34	$7.95	$-	$-	$-	$36.44	0.21%	0.21%	1.71%	27.90%	$222,503	56%
2020	27.16	0.43	0.90	1.33	-	-	-	28.49	0.26%	0.26%	1.94%	4.92%	47,350	76%
2019	22.25	0.50	4.41	4.91	-	-	-	27.16	0.25%	0.25%	1.99%	22.06%	61,820	37%
2018	25.56	0.47	(3.78)	(3.31)	-	-	-	22.25	0.22%	0.22%	1.81%	(12.97%)	80,421	37%
2017	23.76	0.44	1.36	1.80	-	-	-	25.56	0.21%	0.21%	1.83%	7.59%	194,343	37%
PD Emerging Markets Index
Class P
2021	$21.15	$0.41	($0.70)	($0.29)	$-	$-	$-	$20.86	0.59%	0.43%	1.88%	(1.38%)	$308,381	45%
2020	18.60	0.32	2.23	2.55	-	-	-	21.15	0.53%	0.53%	1.84%	13.76%	245,119	25%
2019	16.07	0.45	2.08	2.53	-	-	-	18.60	0.53%	0.53%	2.59%	15.75%	203,898	16%
2018	18.63	0.35	(2.91)	(2.56)	-	-	-	16.07	0.52%	0.52%	1.98%	(13.77%)	194,831	13%
2017	13.65	0.28	4.70	4.98	-	-	-	18.63	0.53%	0.53%	1.70%	36.49%	210,750	13%
PD International Large-Cap Index
Class P
2021	$21.72	$0.64	$2.45	$3.09	$-	$-	$-	$24.81	0.28%	0.24%	2.67%	14.19%	$695,603	57%
2020	20.06	0.41	1.25	1.66	-	-	-	21.72	0.26%	0.26%	2.24%	8.25%	613,055	11%
2019	16.49	0.53	3.04	3.57	-	-	-	20.06	0.26%	0.26%	2.88%	21.68%	558,259	10%
2018	19.28	0.50	(3.29)	(2.79)	-	-	-	16.49	0.26%	0.26%	2.67%	(14.44%)	529,208	8%
2017	15.41	0.45	3.42	3.87	-	-	-	19.28	0.26%	0.26%	2.59%	25.07%	482,781	10%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For Funds or classes that commenced operations after January 1, 2017, the first date reported represents the commencement date of operations for the Fund.

(3)  No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.

(4)  The ratios for periods of less than one full year are annualized.

(5)  The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any.

(6)  Total returns for periods of less than one full year are not annualized.

A-2

WHERE TO GO FOR MORE INFORMATION

The Funds are available only to people who own certain variable annuity contracts or variable life insurance policies. You will find out how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. You can find more information about the Funds in the following documents:

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports for the Funds included in this Prospectus, once available, will provide additional information about Fund investments. The Trust’s annual report lists the holdings of each Fund, describes Fund performance, includes audited financial statements and discusses how investment strategies and Fund performance have responded to recent market conditions and economic trends during the last fiscal year. The Trust’s semi-annual report lists the holdings of each Fund and includes unaudited financial statements. The Trust’s annual and semi-annual reports may be obtained as noted below.

Statement of Additional Information (“SAI”)

The SAI contains detailed information about each Fund’s investments, strategies and risks and a full description of the Trust’s policies and procedures regarding disclosure of the Funds’ portfolio holdings. The SAI is considered to be part of this Prospectus because it is incorporated herein by reference.

Information Statements

When there is a change of sub-adviser, an information statement about the new sub-adviser will be sent to shareholders and posted to the Trust’s website within 90 days of the effective date of the new sub-advisory agreement.

How to Obtain Documents

The prospectuses, the SAI, information statements and other regulatory documents of the Trust, once filed, are available, free of charge, on the Trust’s website (www.pacificlife.com/pacificselectfund.html). You may also call the telephone number(s) or send an email request to the email address provided below in “How to Contact the Trust” for a free copy of these documents.

Portfolio Holdings Information

Each Fund’s unaudited portfolio holdings information can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.html. Month-end portfolio holdings for Funds are generally posted approximately three to five business days following month end. There may be an additional delay for certain Funds as indicated on the website. The investment adviser reserves the right to post holdings for any Fund more frequently than monthly but may resume posting monthly at its discretion. Holdings information will remain available on the website until the next period’s information is posted or longer if required by law.

How to Contact the Trust

If you have questions about the Funds or would like to obtain a copy of a Fund’s prospectus, SAI or annual or semi-annual report at no cost, you may send an email request to PSFdocumentrequest@pacificlife.com or contact:

Pacific Life Annuity Contract Owners: 1-800-722-4448
6 a.m. through 5 p.m. Pacific time, Monday through Friday

Annuity Financial Advisors: 1-800-722-2333
6 a.m. through 5 p.m. Pacific time, Monday through Friday

Pacific Life Insurance Policy Owners: 1-800-347-7787
5 a.m. through 5 p.m. Pacific time, Monday through Friday

PL&A Annuity Contract Owners: 1-800-748-6907
6 a.m. through 5 p.m. Pacific time, Monday through Friday

PL&A Life Insurance Policy Owners: 1-888-595-6997
5 a.m. through 5 p.m. Pacific time, Monday through Friday

Website: www.PacificLife.com

How to Contact the U.S. Securities and Exchange Commission

You may also access reports and other information about a Fund on the EDGAR Database on the Commission’s Internet site at www.sec.gov and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Form No. 15-42552-08

DYNPRO522

SEC file number 811-05141

PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2022

Pacific Select Fund (the “Trust”) is an open-end investment management company that is comprised of the following funds (each a “Fund,” together the “Funds”).

U.S. Fixed Income Funds (Class I and Class P Shares)
Core Income Portfolio	High Yield Bond Portfolio	Managed Bond Portfolio
Diversified Bond Portfolio	Inflation Managed Portfolio	Short Duration Bond Portfolio
Floating Rate Income Portfolio	Intermediate Bond Portfolio
International Fixed Income Fund (Class I and Class P Shares)
Emerging Markets Debt Portfolio
U.S. Equity Funds (Class I and Class P Shares)
Dividend Growth Portfolio	Large-Cap Growth Portfolio	Small-Cap Index Portfolio
Equity Index Portfolio	Large-Cap Value Portfolio	Small-Cap Value Portfolio
Focused Growth Portfolio	Mid-Cap Equity Portfolio	Value Portfolio
Growth Portfolio	Mid-Cap Growth Portfolio	Value Advantage Portfolio
Hedged Equity Portfolio	Mid-Cap Value Portfolio
Large-Cap Core Portfolio (formerly named Main	Small-Cap Equity Portfolio
Street® Core Portfolio)	Small-Cap Growth Portfolio
International Equity Funds (Class I and Class P Shares)
Emerging Markets Portfolio	International Large-Cap Portfolio	International Value Portfolio
International Growth Portfolio	International Small-Cap Portfolio
Sector Funds (Class I and Class P Shares)
Health Sciences Portfolio	Real Estate Portfolio*	Technology Portfolio*
Asset Allocation/Balanced Funds (Class I, Class P, Class D Shares)^
ESG Diversified Portfolio	Pacific Dynamix - Growth Portfolio	Portfolio Optimization Moderate Portfolio
ESG Diversified Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Growth Portfolio
PSF DFA Balanced Allocation Portfolio+	Portfolio Optimization Moderate-Conservative	Portfolio Optimization Aggressive-Growth
Pacific Dynamix - Conservative Growth Portfolio	Portfolio	Portfolio
Pacific Dynamix - Moderate Growth Portfolio
Pacific Dynamix Underlying Funds (Class P Shares)
PD 1-3 Year Corporate Bond Portfolio	PD International Large-Cap Index Portfolio	PD Mid-Cap Index Portfolio
PD Aggregate Bond Index Portfolio	PD Large-Cap Growth Index Portfolio	PD Small-Cap Growth Index Portfolio
PD Emerging Markets Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Value Index Portfolio
PD High Yield Bond Market Portfolio

* Classified as a non-diversified Fund. All other Funds are classified as diversified.

^ Unless otherwise noted, offers Class I and Class P shares only

+ Offers Class D and Class P shares only

The Trust’s investment adviser is Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”). This Statement of Additional Information (“SAI”) has been filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s Registration Statement and is intended to supplement the information provided to investors in the Trust’s prospectuses and summary prospectuses dated May 1, 2022 and any supplements thereto (“Prospectus” or “Prospectuses”). Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Prospectuses and retained for future reference. The audited financial statements and financial highlights of each of the Funds as set forth in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2021 (https://www.sec.gov/Archives/edgar/data/0000813900/000119312522064280/d256900dncsr.htm), including the notes thereto, are incorporated into this SAI by reference. The entire content of this SAI is incorporated by reference into the Prospectuses. A copy of the Trust’s Annual Report dated December 31, 2021 and/or the Prospectuses may be obtained free of charge from the Trust at the Internet website address or telephone numbers listed below.

Distributor: Pacific Select Distributors, LLC	Adviser: Pacific Life Fund Advisors LLC
700 Newport Center Drive	700 Newport Center Drive
P.O. Box 9000	P.O. Box 9000
Newport Beach, CA 92660	Newport Beach, CA 92660
Pacific Life Annuity Contract Owners: 1-800-722-4448	Pacific Life Annuity Financial Professionals: 1-800-722-2333
Pacific Life Insurance Policy Owners: 1-800-347-7787	PL&A Life Insurance Policy Owners: 1-888-595-6997

Pacific Life & Annuity Company (“PL&A”) Annuity Contract Owners: 1-800-748-6907

Website: www.PacificLife.com/PacificSelectFund.html

i

ORGANIZATION AND MANAGEMENT OF THE TRUST	59
Management Information	59
Interested Persons	60
Independent Trustees	61
Board of Trustees	62
The Role of the Board	62
Board Structure, Leadership	62
Board Oversight of Risk Management	62
Information about Each Trustee’s Qualification, Experience, Attributes or Skills	62
Committees	63
Deferred Compensation Plan	64
Management Ownership	64
Beneficial Interest of Trustees	64
Compensation	65
Investment Adviser	65
SEC Exemptive Order	65
Investment Advisory Fee Schedules	66
Investment Advisory Fees Paid or Owed	68
Other Expenses of the Trust	70
Distribution and/or Service Plans	71
INFORMATION ABOUT THE MANAGERS	72
Management Firms	72
Compensation Structures and Methods	75
Other Accounts Managed	89
Material Conflicts of Interest	96
Beneficial Interest of Portfolio Managers	111
DISTRIBUTION OF TRUST SHARES	111
PURCHASES AND REDEMPTIONS	112
EXCHANGES AMONG THE FUNDS	112
PORTFOLIO TRANSACTIONS AND BROKERAGE	112
Investment Decisions	112
Brokerage and Research Services	112
Portfolio Turnover	117
Disclosure of Portfolio Holdings	117
NET ASSET VALUE (“NAV”)	119
PERFORMANCE INFORMATION	119
TAXATION	119
Distributions	120
OTHER INFORMATION	121
Capitalization	121
Shareholder and Trustee Liability	121
Control Persons and Principal Holders of Securities	121
Voting Rights	127
Custodian and Transfer Agency and Dividend Disbursing Services	127
Financial Statements	127
Independent Registered Public Accounting Firm	128
Counsel	128
Code of Ethics	128
Proxy Voting Policies and Procedures	128
How shares will be voted by the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios	128
Registration Statement	129
APPENDICES	130
Appendix A: Description of Fixed Income/Debt Instrument Ratings	130

v

INTRODUCTION

This SAI is designed to elaborate upon information contained in the Prospectuses and provides additional information about the Funds and the Trust. The more detailed information contained herein is intended for investors who have read the Prospectuses and are interested in additional information about the Funds and the Trust. Terms defined herein may have previously been defined in the Prospectuses.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The investment goal and principal investment strategies of each Fund are described in the Prospectuses. The following descriptions and the information in the “Investment Restrictions” section provide more detailed information on additional investment policies and investment strategies for each Fund and are intended to supplement the information provided in the Prospectuses. The Adviser may, in consultation with the relevant sub-adviser management firm (“sub-adviser”), revise investment policies, strategies and restrictions for a Fund other than fundamental policies of a Fund. Any percentage limitations noted, unless otherwise specified, are based on market value at the time of investment. If net assets are not specified, then percentage limits refer to total assets. Net assets are assets in each Fund, minus any liabilities. Total assets are equal to the fair value of securities owned, cash, receivables, and other assets before deducting liabilities. The Adviser and each sub-adviser (each a “Manager” and together the “Managers”) may rely on existing or future laws, rules, exemptive orders, and no-action or interpretive positions adopted by the SEC staff (or Commodity Futures Trading Commission (“CFTC”) or other regulatory or self-regulatory agency) in determining whether their actions are in compliance with applicable laws and rules.

The funds in which the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios (each, a “Fund-of-Funds” and together, the “Funds-of-Funds”) invest are each generally referred to as an “Underlying Fund” or collectively as “Underlying Funds” in this SAI. When referring only to those Underlying Funds in which the Pacific Dynamix Portfolios invest, the term “Pacific Dynamix Underlying Funds” is used. When referring only to those Underlying Funds in which the PSF DFA Balanced Allocation Portfolio may invest (which are not Funds of the Trust), the term “DFA Underlying Funds” is used. When referring only to those Underlying Funds in which the ESG Portfolios may invest (which include funds that are not Funds of the Trust), the term “ESG Underlying Funds” is used.

Unless otherwise noted, a Fund may invest in other types of securities and investments and/or the Adviser or Manager may use other investment strategies in managing the Funds, which include those securities, investments and investment techniques not specifically noted or prohibited in the Prospectuses or this SAI that the Adviser or Manager reasonably believes are compatible with the investment goals and policies of that Fund.

Unless otherwise noted, a Fund may lend up to 33⅓% of its assets to broker-dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid investments.

A Fund may invest up to 25% of its assets in privately issued mortgage-related securities (i.e., mortgage-related securities which are issued by parties other than the U.S. government or its agencies or instrumentalities). A Fund may invest up to 25% of its assets in other privately issued asset-backed securities (excluding privately issued mortgage-related securities, which are included in the limitation on privately issued mortgage-related securities).

Each Manager may, in addition to other permissible investments, invest in money market funds, including those it manages, as a means of return on cash, as permitted by the Investment Company Act of 1940 (“1940 Act”) and rules promulgated thereunder.

In general, if a Fund takes a temporary defensive position as described in the General Investment Information section of the Prospectuses, it may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies by temporarily investing (partially or extensively) in U.S. government securities such as U.S. Treasuries, high quality corporate debt securities/debt obligations, money market instruments (short-term high-quality instruments) and/or cash equivalents (including overnight investments). The Prospectuses and this SAI may include limitations on the types of investments or include additional investments a Fund may utilize for temporary defensive position purposes.

The following is a list of defined terms used in this Additional Investment Strategies of the Funds section:

ADRs: American Depositary Receipts

CBOs: Collateralized Bond Obligations

CDOs: Collateralized Debt Obligations

CLOs: Collateralized Loan Obligations

CMBS: Commercial Mortgage-Backed Securities

CMOs: Collateralized Mortgage Obligations

EDRs: European Depositary Receipts

ETFs: Exchange Traded Funds

Fitch: Fitch, Inc.

GDRs: Global Depositary Receipts

IPOs: Initial Public Offerings

MLPs: Master Limited Partnerships

Moody’s: Moody’s Investors Service, Inc.

NYSE: New York Stock Exchange

OPALS: Optimized Portfolios as Listed Securities

OTC: Over-the-Counter

PIK: Payment-In-Kind

REITs: Real Estate Investment Trusts

REMICs: Real Estate Mortgage Investment Conduits

REOCs: Real Estate Operating Companies

SPAC: Special Purpose Acquisition Company

SPDRs: Standard & Poor’s Depositary Receipts

Standard and Poor’s: Standard and Poor’s Rating Services

TIPS: U.S. Treasury Inflation Protected Securities

Core Income Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may also invest non-principally in: CMOs; CMBS; convertible securities; preferred stocks; trust preferreds; credit default swaps; debt instruments of developed markets denominated in a foreign currency; emerging market debt instruments denominated in U.S. dollars; commercial paper; money market instruments; and municipal securities. The Fund may also invest up to 5% of its assets in common stocks.

Diversified Bond Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; municipal securities; TIPS; ADRs; EDRs; GDRs; total return swaps; equity securities; preferred stocks; CBOs; CDOs; CLOs; securities issued by other investment companies; zero coupon and PIK securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements. The Fund may also invest up to 5% of its assets in each of the following: short sales and short sales against the box.

Floating Rate Income Portfolio

For more information on the Fund’s principal investments in floating rate loans and its investments in other types of debt instruments or securities including non-investment grade (high yield/high risk, sometimes called “junk bonds”) debt instruments, or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussions under “High Yield/High Risk Bonds” and “Loan Participations and Assignments.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investment grade debt securities; warrants and equity securities in connection with the Fund’s investments in senior loans or other debt instruments; senior loans, of which the interest rates are fixed and do not float or vary periodically based upon a benchmark indicator, a specified adjustment schedule or prevailing interest rate; senior subordinated bridge loans, senior secured bonds, senior unsecured bonds and unsecured or subordinated bonds, all of varying qualities and maturities, and all of which may be fixed or floating rate; other floating rate debt instruments, such as notes and asset-backed securities (including special purpose trusts investing in bank loans); loans or other debt instruments that pay-in-kind, which are loans or other debt instruments that pay interest through the issuance of additional securities; credit default swaps; and other investment companies, including ETFs and closed-end funds which invest in floating rate instruments. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

High Yield Bond Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations; loan participations and assignments; floating rate loans; commercial paper; mortgage-related securities; asset-backed securities; forward commitment agreements; when-issued securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; and debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries, and foreign branches of U.S. banks. The Fund may also invest up to 10% of its assets in common stocks (including warrants and including up to 5% in non-dividend paying common stocks). In seeking a high level of current income, managing the Fund’s duration, or reducing principal volatility, the Fund may non-principally purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon; enter into interest rate, interest rate index, credit default, and currency exchange rate swap agreements; and invest up to 5% of its assets in spread transactions. The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Inflation Managed Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; when-issued securities; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds. The Fund may also invest up to 5% of its assets in municipal securities. The Fund may also non-principally engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its assets in preferred stock.

Intermediate Bond Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: TIPS; ADRs; EDRs; GDRs; total return swaps; equity securities; preferred stocks; CBOs; CDOs; CLOs; securities issued by other investment companies; zero coupon and PIK securities; commercial paper and other short term investments; structured notes; loan participations and assignments; bank obligations; repurchase and reverse repurchase agreements. The Fund expects to invest no more than 10% of its assets in “sub-prime” mortgage-related securities.

Managed Bond Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: contingent convertible securities; bank obligations; and repurchase and reverse repurchase agreements. The Fund may invest up to 5% of its net assets in event-linked bonds. The Fund may also invest up to 5% of its assets in municipal securities. The Fund may also non-principally engage in short sales and short sales against the box, as part of its overall portfolio management strategies to offset a potential decline in the value of a security. In addition, the Fund may invest up to 10% of its assets in equity related securities and preferred stock. Equity-related securities share characteristics of both debt and equity, such as convertible securities. The Fund also may invest up to 10% of its assets in securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”) or if unrated, are of comparable quality as determined by the Manager. The Fund may also invest up to 10% of its assets in debt securities of issuers based in emerging market economies (whether U.S. dollar or foreign currency denominated). For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

Short Duration Bond Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: REMICs; zero coupon bonds; PIK bonds; and preferred stock. The Fund may also engage in short sales against the box and invest up to 5% of its assets in each of the following: foreign denominated securities and municipal securities. The Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may non-principally purchase and write (covered) put and call options on any security in which it may invest, on any securities index consisting of securities in which it may invest, on yield curves and on futures contracts, foreign currencies, and swap agreements.

The Fund may also engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Fund may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, and use interest rate swaps to adjust interest rate exposures and/or as a substitute for the physical security.

Emerging Markets Debt Portfolio

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank capital securities and obligations; commercial paper; convertible securities; credit-linked trust certificates; delayed funding loans and revolving credit facilities; equity securities, including securities of other investment companies, such as ETFs and other pooled investment vehicles; floating rate bank loans and debt instruments; hybrid instruments; illiquid investments; inflation-indexed bonds;

preferred stock; warrants; when-issued and delayed delivery transactions; zero-coupon bonds; and step-ups and PIK securities. The Fund may also invest non-principally in participation notes, short sales and credit spread trades.

Dividend Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; preferred stock; U.S. government securities; bank obligations; warrants; when-issued securities; commercial paper; repurchase agreements; reverse repurchase agreements; and IPOs. The Fund may also non-principally enter into futures contracts to provide equity exposure. The Fund may also invest up to 10% of its assets in other investment company securities (including ETFs). The Fund may not invest in variable and floating rate securities.

Equity Index Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Portfolio Optimization Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may also invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest up to 10% of its cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

Focused Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Fund is also permitted to invest up to 10% of its assets collectively in: ADRs, EDRs, GDRs, and in debt securities, including bonds that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also engage in short sales against the box.

In addition to the derivatives and other techniques described in the Prospectus, the Fund may non-principally purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including eurodollar instruments. The Fund may also non-principally enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Fund may also non-principally engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Fund may also non-principally engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Fund may non-principally purchase and write options on the same types of securities that the Fund may purchase directly.

Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: warrants, however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; forward commitment agreements; when-issued securities; repurchase agreements; stock, warrants, and other securities of a SPAC or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities; and reverse repurchase agreements. The Fund may also invest non-principally in small-capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the Manager. The Fund may also invest up to 10% of its assets in bonds that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may non-principally purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indices, and foreign currencies. In addition, the Fund may non-principally purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Fund may non-principally trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may also engage in forward foreign currency contracts and foreign currency transactions. The Fund may also invest up to 10% of its assets collectively in: ADRs, EDRs, GDRs, and other types of receipts evidencing ownership of the underlying foreign securities.

Hedged Equity Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank obligations; borrowings; commercial paper; common stock warrants and rights; convertible securities; ETFs; foreign investments; IPO; investment company securities, MLPs; mid-capitalization companies; preferred stock; private placements, restricted securities and other unregistered securities; REITs; repurchase agreements; reverse repurchase agreements; securities issued in connection with reorganizations and corporate restructurings; short-term funding agreements; treasury receipts; and when-issued securities, delayed delivery securities and forward commitment agreements.

Large-Cap Core Portfolio (formerly named Main Street Core Portfolio)

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: common stocks of small-capitalization companies; preferred stocks; convertible bonds; repurchase agreements; equity-linked and index-linked securities; rights; futures contracts; forward commitment agreements; when-issued securities; warrants; other investment companies, including ETFs; and other debt securities including, but not limited to, U.S. dollar-denominated corporate debt securities of domestic issuers, foreign issuers denominated in foreign currencies or U.S. dollar, and high yield/high risk debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings.

To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Fund may invest non-principally in: money market instruments, including U.S. government securities and short-term bank obligations rated in the highest two rating categories by Moody’s, Standard & Poor’s or Fitch, or if unrated, are of comparable quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements; bankers’ acceptances; short-term debt obligations of savings and loan institutions; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody’s, Standard & Poor’s or Fitch, or if unrated, are of comparable quality as determined by the Manager.

Large-Cap Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities, its agencies and instrumentalities; bank and corporate debt securities, which may be denominated in any currency; repurchase agreements; reverse repurchase agreements; private placements; securities issued by other investment companies, including ETFs; convertible securities; warrants; rights; depositary receipts, including ADRs, EDRs, GDRs and other types of receipts evidencing ownership of the underlying foreign securities; exchange-traded index securities; short sales against the box; loan participations; when-issued securities; mortgage-backed securities; and asset-backed securities. The Fund may invest up to 5% of its assets in each of the following: forward currency contracts to hedge against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers; limited partnerships that are publicly traded on a securities exchange; preferred stock; IPOs; restricted securities and other unregistered securities. The Fund may also non-principally enter into futures contracts to provide equity exposure.

Large-Cap Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term debt securities – including repurchase agreements, commercial paper, U.S. government securities (including securities of agencies or instrumentalities of the U.S. government), bank obligations, and cash or cash equivalents – to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Fund may also invest non-principally in: mortgage-related securities; small-capitalization stocks; variable and floating rate securities; forward commitment agreements; when-issued securities; illiquid investments; debt securities and securities that can be converted into equity securities. The Fund may also invest non-principally in high yield/high risk convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield/high risk non-convertible debt securities. Subject to the immediately prior sentence, the Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may also engage in short sales against the box. The Fund may also enter into futures contracts to provide equity exposure.

Mid-Cap Equity Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: large-capitalization companies; small-capitalization companies; preferred stocks; securities convertible into or exchangeable for common stocks; repurchase agreements; reverse repurchase agreements; forward commitment agreements; when-issued securities; and up to 5% of its assets in rights. The Fund may also invest non-principally in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may also non-principally purchase securities on margin and may invest non-principally in investment grade debt securities, including: U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies). The Fund may invest up to 5% of its assets in each of the following: private placements, short sales and short sales against the box. The Fund may also non-principally enter into futures contracts to provide equity exposure. The Fund may also invest non-principally in securities of foreign issuers, including issuers in emerging market countries and ADRs.

Mid-Cap Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; and PIK bonds. The Fund will not invest more than 10% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also non-principally engage in short sales and short sales against the box.

The Fund may also invest up to 10% of its assets collectively in: futures, options, forward contracts and swaps to seek to enhance investment returns, hedge existing positions, provide equity exposure, as a substitute for securities, or to increase or reduce market or credit exposure. The Fund may also invest non-principally in ETFs as a means of gaining exposure to a particular segment of the market.

The Fund may invest up to 5% of its assets in each of the following: convertible securities and warrants. The Fund may also invest non-principally in, but is not currently anticipated to use: corporate asset-backed securities; indexed securities; structured products; and dollar-denominated foreign debt securities. In addition, the Fund may not invest in Brady Bonds and reverse repurchase agreements.

Mid-Cap Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: initial public offerings; when-issued securities; forward commitment agreements; rights; and warrants. The Fund may also invest non-principally in each of the following: U.S. government securities and securities issued by other investment companies (including ETFs).

Small-Cap Equity Portfolio

BlackRock managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. This portion of the Fund may also non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. This portion of the Fund may use these derivatives to implement any allocation changes for a Portfolio Optimization Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if this portion of the Fund uses such instruments, the Fund may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

This portion of the Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; foreign securities including EDRs and GDRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; and up to 5% in rights. This portion of the Fund may also invest non-principally in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. This portion of the Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. This portion of the Fund may not invest in restricted securities (including private placements).

Franklin managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest up to 5% of its assets in structured notes, trade claims, rights or warrants of which up to 2% can be in warrants not listed on the NYSE or NYSE American.

BlackRock and Franklin common non-principal investments: In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investments in other investment companies (including ETFs); debt securities including but not limited to U.S. government securities; zero coupon bonds; step coupon bonds; PIKs; mortgage-related securities (including stripped mortgage-backed securities) as well as lower quality debt securities; asset-backed securities; CMOs; forward commitment agreements and when-issued securities. The Fund may also non-principally engage in short sales and short sales against the box; repurchase agreements; reverse repurchase agreements; emerging market countries; and equity IPOs. The Fund may also non-principally enter into index futures and index options contracts (derivatives) to provide equity exposure.

Small-Cap Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements; stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities; reverse repurchase agreements; U.S. government securities and securities of U.S. government agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; forward commitment agreements; warrants and rights; when-issued securities; IPOs; ETFs; and illiquid and restricted securities. The Fund may also invest up to 10% of its assets collectively in: U.S. dollar-denominated corporate debt securities of domestic issuers, U.S. dollar denominated debt securities of foreign issuers, and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the Manager. For more information on debt ratings, see Appendix A. The Fund may also non-principally enter into futures or options contracts to provide equity exposure.

Small-Cap Index Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Portfolio Optimization Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may also invest non-principally in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

Small-Cap Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; ETFs; private placements; IPO investments; secondary offerings; U.S. government securities; bank obligations; when issued or delayed delivery securities; warrants; rights; and money market instruments. The Fund may also non-principally enter into futures contracts and options on futures contracts on stock indices to provide equity exposure. The Fund may also invest up to 10% of its assets in short-term debt obligations. The Fund may also invest non-principally in securities of foreign issuers, including issuers in emerging market countries and ADRs.

Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: small and mid-capitalization companies; foreign securities (including depositary receipts); REITs; MLPs; ETFs; IPOs and secondary offerings; forward foreign currency contracts; commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations. The Fund may also enter into futures contracts to provide equity exposure. The Fund may also invest non-principally in high quality short-term debt securities and investment grade corporate debt securities to provide liquidity.

Value Advantage Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: derivatives, including futures and swaps; convertible securities; trust preferred stock; debt instruments, including Treasury receipts, U.S. government obligations, bank obligations, short-term funding agreements, and commercial paper; specific equity-related investments such as warrants and rights, initial public offerings, and preferred stock; investment company securities including master limited partnerships and ETFs; illiquid and restricted securities (such as private placements); securities issued in connection with reorganizations and corporate restructurings; debt instruments, including corporate debt securities, high yield/high risk bonds, inflation-indexed bonds, variable and floating rate instruments, zero coupon bonds, loan participations and assignments; repurchase agreements; reverse repurchase agreements; municipal securities; inverse floating rate instruments (i.e., inverse floaters); demand features; and other asset-backed securities and may engage in short sales and short sales against the box.

Emerging Markets Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: U.S. government securities; high quality debt securities; money market obligations; and cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Fund may also invest non-principally in: non-convertible debt securities denominated in foreign currencies; equity index swap agreements; equity-linked securities; GDRs, EDRs, or securities convertible into equity securities of U.S. or foreign issuers; variable and floating rate securities; warrants and rights; preferred stock; convertible securities; securities issued in connection with reorganizations and corporate restructurings; domestic securities; corporate debt securities of foreign companies in developed and developing countries; debt securities of foreign governments in developed and developing countries; restricted securities and unregistered securities; repurchase agreements; reverse repurchase agreements; forward commitment agreements; and when-issued securities. The Fund is also permitted to invest non-principally in other investment companies, including OPALS. The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Fund may also invest non-principally may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Fund may also invest non-principally in corporate debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated C or lower), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.” The Fund may also non-principally use derivatives (including options, futures contracts and forward foreign currency contracts) to attempt to hedge against the overall level of investment and currency risk associated with its investments. Derivatives are also used to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the Fund’s investment goal.

International Growth Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: when-issued securities; indexed securities; municipal obligations (including participation interests); zero coupon bonds or PIK bonds; floating and variable rate obligations; OTC common and preferred stocks; exchange-traded preferred stock; warrants and rights; securities convertible into equity securities; securities of other investment companies and REITs; and derivatives (including options and futures) to provide equity exposure.

International Large-Cap Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: preferred stock; convertible securities; warrants and rights; repurchase agreements; other investment companies (open-end and/or closed-end funds); and short-term instruments, including U.S. government securities; commercial paper and bank obligations. The Fund may also non-principally enter into futures contracts to provide equity exposure and invest in foreign currency futures, forwards or options, which are purchased or sold to hedge against currency fluctuations, or to otherwise help achieve the Fund’s investment goal.

International Small-Cap Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: cash and repurchase agreements; short-term instruments, including U.S. government securities and U.S. dollar-denominated debt securities of domestic issuers with maturities of one year or less for liquidity and reserves only; commercial paper; bank obligations; securities convertible into or exchangeable for common stock; depositary receipts such as ADRs. The Fund may also invest non-principally in securities issued by other investment companies. On a non-principal basis, the Fund may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values.

International Value Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: convertible securities; GDRs and EDRs; rights and warrants; instruments of supranational entities denominated in foreign currencies; semi-governmental securities; non-convertible debt securities denominated in foreign currencies; purchases or sales on a delayed delivery basis; small-capitalization stocks; variable and floating rate securities; U.S. government securities; bank obligations; currency swaps and currency futures contracts; and repurchase agreements. The Fund may non-principally engage in foreign currency transactions. The Fund may also invest up to 5% of its assets in each of the following: preferred stock, 144A securities, short sales and short sales against the box. The Fund may also non-principally enter into futures contracts to provide equity exposure and invest in foreign currency options, which are purchased or sold to hedge against currency fluctuations and may use currency forwards to gain or increase exposure to various currency markets, including for the purpose of managing the Fund’s currency exposures relative to its benchmark’s currency exposures. The Fund may also invest non-principally in U.S. dollar-denominated corporate debt securities of domestic issuers and foreign issuers, and debt securities of foreign issuers denominated in foreign currencies that are rated investment grade, or if unrated, are of comparable quality as determined by the Manager. In addition, the Fund may invest up to 5% of its assets in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

Health Sciences Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; SPDRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Fund may non-principally engage in short sales and short sales against the box. The Fund may also invest non-principally in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. The Fund may also invest non-principally in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated lower than Caa by Moody’s or CCC by Standard & Poor’s or Fitch), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may also invest up to 5% of its assets in options contracts, which the Manager may use to seek to enhance the return to the Fund. The Fund may also non-principally enter into futures contracts to provide equity exposure. The Fund may also invest non-principally in private securities; various business ventures, including partnerships and joint ventures; IPOs; ETFs; structured notes; and money market instruments. The Fund may also non-principally borrow money; purchase shares of affiliated investment companies; lend its securities to others for cash management purposes; and hold illiquid investments.

Real Estate Portfolio

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Fund may also invest non-principally in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; forward commitment agreements; when-issued securities; preferred stock; and repurchase agreements. The Fund may also non-principally enter into futures contracts to provide equity exposure.

Because of the Fund’s policy of concentrating its investments in securities of issuers of REITs and in industries related to real estate, the Fund is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Fund are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

Technology Portfolio

The Fund is “non-diversified.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: debt securities; repurchase agreements; stock, warrants, and other securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities; reverse repurchase agreements; IPOs; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; when-issued or delayed delivery securities; convertible and preferred securities; warrants; rights; ETFs; and illiquid investments. The Fund may also invest non-principally in U.S. dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. and foreign banks. The Fund limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meet the Fund’s credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S. The Fund may also invest in debt securities that are rated non-investment grade (high yield/high risk debt instruments, sometimes called “junk bonds”) (although it may not invest in securities rated lower than Caa by Moody’s or CCC by Standard & Poor’s or Fitch), or if unrated, are of comparable quality as determined by the Manager. For more information on such securities, see the “High Yield/High Risk Bonds” section as well as Appendix A for more information on debt ratings. The Fund may invest non-principally in derivatives, including futures, forward contracts, options and swaps, primarily to increase or decrease exposure to a particular market, segment of the market or security.

ESG Portfolios

The ESG Diversified Portfolio and ESG Diversified Growth Portfolio (together, the “ESG Portfolios”) will generally limit their investments to shares of the ESG Underlying Funds, U.S. government securities and short-term debt instruments, although the Funds may invest in securities such as money market instruments and other unaffiliated investment companies for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

PSF DFA Balanced Allocation Portfolio

The Fund will generally limit its investments to shares of the DFA Underlying Funds, U.S. government securities and short-term debt instruments, although the Fund may invest in securities such as money market instruments and other unaffiliated investment companies for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

Pacific Dynamix Portfolios

The Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth and Pacific Dynamix - Growth Portfolios (together, the “Pacific Dynamix Portfolios”) will generally limit their investments to Class P shares of the Pacific Dynamix Underlying Funds, U.S. government securities, and short-term debt instruments although the Pacific Dynamix Portfolios may invest in securities such as money market instruments and unaffiliated investment companies for temporary defensive purposes or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC. The Pacific Dynamix Portfolios may also invest non-principally (through its investments in the Pacific Dynamix Underlying Funds) in: securities of issuers in emerging markets; common stock of small-capitalization companies; and forward commitment agreements.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (together, the “Portfolio Optimization Portfolios”) will generally limit their investments to Class P shares of the Underlying Funds, although the Portfolio Optimization Portfolios may invest in securities such as U.S. government securities, short-term debt instruments, money market instruments and unaffiliated investment companies for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

PD 1-3 Year Corporate Bond Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: variable and floating rate debt securities; zero coupon, PIK and deferred payment securities; money market instruments including short-term obligations of foreign sovereign governments, supranational obligations, bank obligations, commercial paper and repurchase agreements. The Fund may also invest non-principally in money market funds, including those managed by SSGA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder.

PD Aggregate Bond Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: obligations of industrial, banking and other financial issuers; municipal bonds and notes; CMOs and REMICs; variable and floating rate debt securities; asset-backed securities (other than those noted in the prospectus); zero coupon, PIK and deferred payment securities; money market instruments including short-term obligations of foreign sovereign governments, supranational obligations and bank obligations. Money market instruments also include commercial paper, repurchase agreements and forward commitment agreements. The Fund may also invest non-principally in money market funds, including those managed by SSGA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder.

PD Emerging Markets Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally use various investment techniques such as buying and selling futures contracts, swaps and ETFs to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in stock index futures contracts that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index, and are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure.

PD High Yield Bond Market Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

For more information on the Fund’s principal investments in debt securities that are rated non-investment grade (high yield/high risk, sometimes called “junk bonds”), or if unrated, are of comparable quality as determined by the Manager, see the “Description of Fixed Income/Debt Instrument Ratings” in Appendix A and the discussion under “High Yield/High Risk Bonds.”

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: investment grade debt securities (including corporate debt securities, medium term notes and 144A securities), or if unrated, securities which are of comparable quality as determined by the Manager. In addition, the Fund may invest non-principally in: U.S. government securities (including securities of U.S. government agencies and instrumentalities); mortgage-backed and asset-backed securities; debt of trusts collateralized with bonds; trusts collateralized with leveraged loans; traded loans; participation certificates; sovereign and supranational debt; and repurchase agreements. The Fund may also invest non-principally in money market funds, including those managed by SSGA FM, as a means of return on cash as permitted by the 1940 Act and rules promulgated thereunder. The Fund may invest non-principally in debt securities convertible into equity securities, including REIT common stock and depositary shares. The Fund may also non-principally directly hold equity securities, including common stock, REIT common stock, ADRs, EDRs and GDRs, preferred stock and warrants.

PD International Large-Cap Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may non-principally use various investment techniques such as buying and selling futures contracts, swaps and ETFs to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in stock index futures contracts that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index, and are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure.

PD Large-Cap Growth Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Pacific Dynamix Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

PD Large-Cap Value Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Pacific Dynamix Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

PD Mid-Cap Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Pacific Dynamix Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 5% in rights. The Fund may also invest non-principally in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including; commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

PD Small-Cap Growth Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Pacific Dynamix Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 10% in rights. The Fund may also invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

PD Small-Cap Value Index Portfolio

This Fund is only available for investment by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates.

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: stock index futures that are based on stock indices which the Fund attempts to track, or which tend to move together with stocks included in the index. The Fund may also non-principally enter into futures contracts which are standardized and traded on a U.S. exchange, board of trade, or similar entity to provide equity exposure. The Fund may use these derivatives to implement any allocation changes for a Pacific Dynamix Portfolio (including changes due to periodic rebalancing, changes in Managers or their investment personnel, and reorganizations of Funds) by obtaining exposure to desired investments. The portfolio turnover rate excludes the purchase and sale of certain investments such as most derivative instruments. Accordingly, if the Fund uses such instruments it may have a higher portfolio turnover rate than as disclosed in its Fund Summary in its Prospectus.

The Fund may also invest non-principally in foreign equity securities if U.S. exchange listed; ADRs; convertible securities; forward commitment agreements; when-issued securities; reverse repurchase agreements; other investment companies, including ETFs; and up to 10% in rights. The Fund may also invest non-principally in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Fund may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. The Fund may not invest in restricted securities (including private placements).

Diversification Versus Non-Diversification

The cover of this SAI sets out which Funds are classified as “diversified” and which are classified as “non-diversified,” as described further below. Each non-diversified fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of the Fund’s assets are invested.

Diversified. The term “diversified” under the 1940 Act generally means that at least 75% of a Fund’s assets is to be represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities and, for purposes of this calculation, it may not invest in other securities if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities.

Non-diversified. The term “non-diversified” means that the proportion of a Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. However, there are certain federal tax diversification requirements (for more information, see the “Taxation” section). Because a non-diversified fund may invest in a smaller number of companies than a diversified fund, an investment in a non-diversified fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund. Being classified as non-diversified does not prevent a Fund from being managed as though it were diversified. If a non-diversified Fund is managed in a diversified manner for three consecutive years, such Fund will be reclassified as diversified, and thereafter shareholder approval will be required to reserve freedom of action to operate that Fund as non-diversified.

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

The following provides additional information regarding the Underlying Funds of the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios.

As of May 1, 2022, the ESG Underlying Funds in which the ESG Portfolios may invest are:

• Calvert Green Bond Fund	• Goldman Sachs ESG Emerging Markets Equity Fund
• Calvert Small-Cap Fund	• JPMorgan High Yield Fund
• Calvert U.S. Mid-Cap Core Responsible Index Fund	• Pacific FundsSM ESG Core Bond
• Fidelity® International Sustainability Index Fund	• PIMCO Low Duration ESG Fund
• Fidelity® U.S. Sustainability Index Fund

None of the investment advisers or distributors to the ESG Underlying Funds, or the ESG Underlying Funds themselves, make any representations regarding the advisability of investing in the ESG Underlying Funds.

As of May 1, 2022, the DFA Underlying Funds in which the PSF DFA Balanced Allocation Portfolio may invest are:

• DFA Intermediate Government Fixed Income Portfolio	• U.S. Large Cap Growth Portfolio
• DFA Intermediate-Term Extended Quality Portfolio	• U.S. Small Cap Growth Portfolio
• DFA Real Estate Securities Portfolio	• VA Global Bond Portfolio
• DFA Short-Term Extended Quality Portfolio	• VA International Small Portfolio
• Large Cap International Portfolio	• VA Short-Term Fixed Portfolio
• U.S. Core Equity 1 Portfolio	• VA U.S. Large Value Portfolio
• U.S. Core Equity 2 Portfolio	• VA U.S. Targeted Value Portfolio
• U.S. Large Company Portfolio

Neither the investment advisers nor the distributors to the DFA Underlying Funds, or the DFA Underlying Funds themselves, make any representations regarding the advisability of investing in the DFA Underlying Funds.

As of May 1, 2022, the Pacific Dynamix Underlying Funds in which each of the Pacific Dynamix Portfolios may invest are:

• PD 1-3 Year Corporate Bond Portfolio	• PD Large-Cap Growth Index Portfolio
• PD Aggregate Bond Index Portfolio	• PD Large-Cap Value Index Portfolio
• PD Emerging Markets Index Portfolio	• PD Mid-Cap Index Portfolio
• PD High Yield Bond Market Portfolio	• PD Small-Cap Growth Index Portfolio
• PD International Large-Cap Index Portfolio	• PD Small-Cap Value Index Portfolio

As of May 1, 2022, the Underlying Funds in which each of the Portfolio Optimization Portfolios may invest are:

• Core Income Portfolio	• International Value Portfolio
• Diversified Bond Portfolio	• Large-Cap Core Portfolio
• Dividend Growth Portfolio	• Large-Cap Growth Portfolio
• Emerging Markets Debt Portfolio	• Large-Cap Value Portfolio
• Emerging Markets Portfolio	• Managed Bond Portfolio
• Equity Index Portfolio	• Mid-Cap Equity Portfolio
• Floating Rate Income Portfolio	• Mid-Cap Growth Portfolio
• Focused Growth Portfolio	• Mid-Cap Value Portfolio
• Growth Portfolio	• Real Estate Portfolio
• Hedged Equity Portfolio	• Short Duration Bond Portfolio
• High Yield Bond Portfolio	• Small-Cap Equity Portfolio
• Inflation Managed Portfolio	• Small-Cap Growth Portfolio
• Intermediate Bond Portfolio	• Small-Cap Index Portfolio
• International Growth Portfolio	• Small-Cap Value Portfolio
• International Large-Cap Portfolio	• Value Portfolio
• International Small-Cap Portfolio	• Value Advantage Portfolio

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

Below are descriptions of certain securities and investments that the Funds may use, subject to a particular Fund’s investment restrictions and other limitations, and their related risks as well as other risks to which a Fund may be exposed. Unless otherwise stated in the Prospectuses, many investment strategies, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective, hedging techniques may not be available when sought to be used by a Manager, or Managers may simply elect not to engage in hedging and have a Fund assume full risk of the investments. Investors should not assume that a Fund will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the Funds-of-Funds do not invest directly in securities. However, the Funds-of-Funds are subject to the risks described below indirectly through their investment in their respective Underlying Funds.

Equity Securities

Common and preferred stocks represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

The value of a company’s stock may fall as a result of factors directly related to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are less directly related to the company or its industry, such as changes in interest rates or currency exchange rates.

Preferred stock generally has a greater priority to a company’s earnings and assets. A company generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt, and dividends on preferred stock are paid before common stock. For this reason, the value of a company’s common stock will usually react more strongly than its bonds and other debt and preferred stock to actual or perceived changes in the company’s financial condition or outlook. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Common and preferred stocks generally provide different voting rights. Common stock typically entitles the owner to vote on matters related to the company while preferred stock does not typically carry voting rights.

Common and preferred stocks have different priority in the event of the bankruptcy and/or insolvency of the company. In the event the issuer declares bankruptcy or is otherwise insolvent, the claims of secured and unsecured creditors and owners of bonds and other debt take precedence over the claims of those who own common and preferred stock. For this reason, the value of common and preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may entitle the owner to receive, in preference to the holders of common stock, a fixed share of the proceeds resulting from a liquidation of the company.

Common and preferred stocks also generally provide different dividend rights. Common stock owners are typically entitled to receive dividends declared and paid on such shares. Preferred stock, unlike common stock, often has a stated dividend rate payable from the company’s earnings. Preferred stock dividends may pay out at fixed or adjustable rates of return, and can be cumulative or non-cumulative, participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the company’s common stock, while a dividend on non-cumulative preferred stock that has not been paid on the stated dividend period is typically lost forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while non-participating preferred stock is limited to the stated dividend. Adjustable rate preferred stock pays a dividend that is adjustable on a periodic basis, generally based on changes in certain interest rates. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock are subject, including issuer-specific and market risks, but is also subject to many of the risks to which debt securities are subject, such as interest rate risk. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity-related securities share certain characteristics of equity securities and may include depositary receipts, convertible securities and warrants. These instruments are discussed elsewhere in the Prospectuses and this SAI. Equity-related securities are subject to many of the same risks, although possibly to different degrees.

Real Estate Investment Trusts (“REITs”). A REIT is a type of equity security that pools investors’ funds for investment primarily in income-producing real estate or in loans or interests related to real estate and often trades on exchanges like a stock. A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with a regulatory requirement that it distributes to its shareholders or unit holders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in interest rates, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Although a Fund is not allowed to invest in real estate directly, it may acquire real estate as a result of a default on the REIT securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. Also, real estate can be destroyed by human activities, including criminal acts, or other events such as natural disasters.

Initial Public Offering (“IPO”) and Secondary Offering. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, newer companies seeking capital financing to expand, but can also be done by large privately-owned companies looking to become publicly traded. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or if a Fund is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The values of securities involved in IPOs are subject to greater volatility and unpredictability than more established stocks. For newer companies, there is often little historical data with which to analyze the company, making it more difficult to predict what the stock will do on its initial day of trading and in the near future. Also, most IPOs are done by companies going through transition, and are therefore subject to additional uncertainty regarding their future value. A secondary offering is the issuance of new stock to the public by a company that has already made its IPO. Secondary offerings are usually made by companies seeking to refinance or raise capital for growth.

Special Purpose Acquisition Company (“SPAC”). The Funds may invest in stock, warrants, and other securities of a SPAC or similar special purpose entity that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in "units" that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.

An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

U.S. Government Securities

All Funds may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (“GNMA”) certificates (described below) and Federal Housing Administration debentures). With guaranteed securities, the payment of principal and interest is guaranteed by the U.S. government. Direct obligations of and securities guaranteed by the U.S. government are subject to variations in market value due to, among other factors, fluctuations in interest rates and changes to the financial condition or credit rating of the U.S. government.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. The maximum potential liability of the issuers of some U.S. government agencies and instrumentalities may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Inflation-Indexed Bonds

Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

Inflation-indexed securities issued by the U.S. Treasury (or “TIPs”) have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgages and Mortgage-Related Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment strategies, a Fund may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Trust’s policies concerning diversification and concentration, see the “Diversification versus Non-Diversification” and “Fundamental Investment Restrictions” sections.

Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Manager.

The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Managers. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs or clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

Mortgage Pass-Through Securities. These are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made periodically, in effect “passing through” periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or “GNMAs”); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers. Transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” A TBA Transaction is a method of trading mortgage-backed securities. In a TBA Transaction, the buyer and seller agree upon general trade parameters such as issuer, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date.

GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs (“VA”). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called “pass-through” securities.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as “modified pass-through” securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian’s policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Fund to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at “locking in” yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan funds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities (“CMBS”). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Adjustable Rate Mortgage-Backed Securities (“ARMBSs”). ARMBSs have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like debt securities and less like adjustable rate securities and are subject to the risks associated with debt securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Fund’s investment goals, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. CMO residuals are risky, volatile and typically unrated.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Mortgages and Mortgage-Related Securities — Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (“1933 Act”). CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid investments.

Planned Amortization Class Certificates (“PACs”) and Support Bonds. PACs are parallel-pay real estate mortgage investment conduit (“REMIC”) certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches - known as support bonds, companion bonds or non-PAC bonds - which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with its investment objectives and policies, a Fund may invest in various tranches of CMO bonds, including support bonds.

A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO’s are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Fund’s limitations on investment in illiquid investments.

Mortgage Dollar Rolls. Mortgage “dollar rolls” are contracts in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. For financial reporting and tax purposes, a Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

Other asset-backed securities are securities that directly or indirectly represent a participation interest in or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”). CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, non-investment grade debt securities. The collateral can be from many different types of debt securities such as high yield/high risk debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated non-investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized as illiquid investments, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments may be made in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Linked Securities

Linked securities are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Among the types of linked securities in which a Fund can invest include:

Equity-Linked, Debt-Linked and Index-Linked Securities. Equity-linked, debt-linked and index-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in an equity-linked, debt-linked or index-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in these securities will involve risks similar to the risks of investing in foreign securities. For more information concerning the risks associated with investing in foreign securities, see the “Foreign Securities” section. In addition, a Fund bears the risk that the issuer of these securities may default on its obligation under the security. These securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as stock index futures, warrants and swap agreements. For more information concerning the risks associated with investing in stock index futures, warrants and swap agreements, see “Stock Index Futures” under “Futures Contracts and Options on Futures Contracts,” “Risks of Swap Agreements” under “Swap Agreements and Options on Swap Agreements,” and “Warrants and Rights.”

Currency-Indexed Securities. Currency-indexed securities typically are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Event-Linked Bonds. Event-linked bonds are debt securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind (“PIK”) Bonds

Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. PIK bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

PIK bonds and other securities that make “in-kind” payments, or do not make regular cash payments (such as zero coupon or deferred interest bonds), may experience greater volatility in response to interest rate changes and other market factors, as well as issuer-specific developments. These securities generally carry higher interest rates compared to bonds that make cash payments of interest but may involve significantly greater credit risk. Even if accounting conditions are met for accruing income payable at a future date under a PIK bond, the issuer could still default when the collection date occurs at the maturity of or payment date for the PIK bond. If the issuer of a Zero Coupon, Deferred Interest, Step Coupon or PIK security defaults, a Fund may lose the entire value of its investment. In addition, these securities may be difficult to value because they involve ongoing judgments as to the collectability of the deferred payments and the value of any associated collateral.

High Yield/High Risk Bonds

High yield/high risk bonds (“high yield bonds”) are non-investment grade high risk debt securities (high yield bonds are commonly referred to as “junk bonds”).

In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Fund. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Certain Brady Bonds may be considered high yield bonds. For more information on Brady Bonds, see “Foreign Securities.” A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment goal may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery.

A Fund may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

In the case of high yield bonds structured as zero-coupon or PIK securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. See Appendix A for more information on ratings.

There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect events and circumstances since a security was last rated.

Obligations of Stressed, Distressed and Bankrupt Issuers

A Fund may invest in securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default and equity securities of such issuers. Such debt obligations generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

There are a number of significant risks inherent in the bankruptcy process: (i) many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of a Fund; (ii) a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment; (iii) the duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective; (iv) the administrative costs in connection with a bankruptcy proceeding are frequently high, for example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs and would be paid out of the debtor’s estate prior to any return to creditors; (v) bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization, and because the standard for classification is vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment; (vi) in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made; (vii) in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions; and (viii) certain claims that have priority by law (for example, claims for taxes) may be substantial.

In any investment involving securities and other obligations of stressed, distressed and bankrupt issuers, there exists the risk that the transaction involving such securities or obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed securities or obligations, the value of which may be less than a Fund’s purchase price of such securities or obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed securities or obligations in which a Fund invests, there is a potential risk of loss by a Fund of its entire investment in any particular investment. Additionally, stressed and distressed securities or obligations of government and government-related issuers are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of a Fund’s original investment in a company. For example, under certain circumstances, creditors who are deemed to have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. A Manager’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to a Fund and distributions by a Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Participation on Creditor’s Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Participation on such committees is also increasingly prone to litigation and it is possible that a Fund could be involved in lawsuits related to such activities, which could expose a Fund to additional liabilities that may exceed the value of a Fund’s original investment in the company. See the “Obligations of Stressed, Distressed and Bankrupt Issuers” section above. A Fund will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by a Fund.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances, fixed time deposits, loans or credit agreements and bank capital securities. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. See the “Restricted and Unregistered Securities” section regarding limitations of certain bank obligations.

A Fund may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See the “Delayed Funding Loans and Revolving Credit Facilities,” “Loan Participations and Assignments” and “Variable and Floating Rate Securities” sections below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

Unless otherwise noted, a Fund will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $250,000, insured in full by the Federal Deposit Insurance Corporation (“FDIC”); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by a Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

Unless otherwise noted, a Fund may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $250,000, by the FDIC; (ii) the savings and loan association issuing the security is a member of the FDIC; and (iii) the institution is insured by the FDIC.

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Exchange Traded Notes (“ETNs”)

ETNs are notes representing debt of an issuer, usually a financial institution. The performance of an ETN is based on the performance of one or more underlying assets, reference rates or indices as well as the market for that ETN.

An ETN includes features similar to both an ETF and debt securities. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return generally linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked. An ETN that is tied to a reference instrument may not exactly replicate the performance of the reference instrument, and they incur certain expenses not incurred by their applicable reference instrument. Unlike some debt securities, ETNs do not make periodic interest payments, and its principal is not protected. ETNs are meant to be held until maturity, and thus may have restrictions on their redemption and secondary market illiquidity.

A Fund bears the risk that the issuer of these securities may default on its obligation under the security, and the value of an ETN could be influenced by the credit rating of the issuer despite no changes in the underlying reference instrument. The value of an ETN may also be impacted by the following: time to maturity; market volatility (for the ETN and/or its underlying reference instrument); market liquidity; changes in the applicable interest rates; the performance of the reference instrument; changes in the issuer’s credit rating; and any impact that economic, legal, political or geographic events may have on the reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a current price. ETNs that use leverage allows for greater potential return, but the potential for loss is also greater. Additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the note itself may still need to be repaid.

Trust Preferred Securities

Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, a Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). A Fund, at all times, will not commit to advance additional funds in excess of applicable borrowing limits.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets as illiquid for purposes of the Trust's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see the “Loan Participations and Assignments” section. Participation interests in revolving credit facilities will be subject to the limitations discussed in the “Loan Participations and Assignments” section. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Loan Participations and Assignments

A Fund may invest in floating rate senior loans of domestic or foreign borrowers (“Senior Loans”) primarily by purchasing participations or assignments of a portion of a Senior Loan. Floating rate loans are those with interest rates which float, adjust or vary periodically based upon benchmark indicators, specified adjustment schedules or prevailing interest rates. Senior Loans often are secured by specific assets of the borrower, although a Fund may invest in Senior Loans that are not secured by any collateral.

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower’s collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 1.00% and the borrower were paying a fixed spread of 3.50%, the total interest rate paid by the borrower would be 4.50%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change. Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

In 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other Interbank Offered Rates (“IBORs”) were susceptible to manipulation. Replacement rates for various IBORs have been identified and include the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities.

While various regulators and industry bodies are working globally on transitioning to selected alternative rates and although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the future utilization of LIBOR and other IBORs, including the transition to, and nature of, any selected replacement rates as well as on the impact on investments that currently utilize LIBOR. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund. For additional information, see LIBOR Transition Risk in the Prospectuses.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions or lending syndicates represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. The agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. The Manager will also monitor these aspects of a Fund’s investments and, where a Fund owns an assignment, will be directly involved with the agent and the other lenders regarding the exercise of credit remedies.

A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

The risks associated with Senior Loans are similar to the risks of “junk” securities. A Fund’s investments in Senior Loans are typically non-investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause a Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields.

Although Senior Loans in which a Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. A Fund may also invest in Senior Loans that are not secured.

Senior Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which a Fund may invest. If a secondary market exists for certain of the Senior Loans in which a Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by a Fund may be adversely affected.

A Fund may have certain obligations in connection with a loan, such as, under a revolving credit facility that is not fully drawn down, to loan additional funds under the terms of the credit facility.

A Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a loan, it may receive a facility fee, and when it sells a loan, it may pay a facility fee. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan, or, in certain circumstances, a Fund may receive a prepayment penalty fee on the prepayment of a loan by a borrower.

A Fund is not subject to any restrictions with respect to the maturity of Senior Loans it holds, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. As short-term interest rates increase, interest payable to a Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to a Fund from its investments in Senior Loans should decrease. The amount of time required to pass before a Fund will realize the effects of changing short-term market interest rates on its portfolio will vary depending on the interest rate redetermination period of the Senior Loan.

A Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A borrower’s use of a bridge loan involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

A Fund’s investment in loans may take the form of a participation or an assignment. Loan participations typically represent direct participation in a loan to a borrower, and generally are offered by financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed financial intermediary. The participation interest and assignments in which a Fund intends to invest may not be rated by any nationally recognized rating service. A Fund may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments.

When a Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning bank or other financial intermediary and becomes a lender under the loan agreement with the same rights and obligations as the assigning bank or other financial intermediary. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund will rely on the Manager’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

When a Fund is a primary lender, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the loan agreement and may under contractual arrangements among the lenders have rights with respect to any funds acquired by other lenders through set-off. A lender also has full voting and consent rights under the applicable loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When a Fund is a primary lender originating a Senior Loan, it may share in a fee paid by the borrower to the primary lenders. A Fund will not act as the agent, originator, or principal negotiator or administrator of a Senior Loan, except as otherwise described in this SAI.

Some Funds limit the amount of assets that will be invested in any one issuer or in issuers within the same industry (see the “Investment Restrictions” section). For purposes of these limits, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer or more than 25% of its assets in a particular industry. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. Investments in loan participations and assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Junior Loans. A Fund may invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior Loans”). Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets, such as property, plants, or equipment. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the Borrower’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Borrower. A Fund may purchase Junior Loan interests either in the form of an assignment or a loan participation (see discussion above about “Loan Participations and Assignments”).

Covenant Lite Loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Municipal Securities

Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include residual interest bonds and “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices and liquidity of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable debt securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

When a Fund purchases municipal securities, the Fund may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal OTC transactions, there is counterparty risk of default which could result in a loss to the Fund.

From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced in Congress. There is a risk that changes in the law could result in the municipal security losing its federal income tax exempt status.

Corporate Debt Securities

The debt securities in which a Fund may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Fund, or if unrated, are in the Manager’s opinion, comparable in quality to corporate debt securities in which a Fund may invest. In the event that a security owned by a Fund is downgraded to below the Fund’s respective minimum ratings criteria, the Fund may nonetheless retain the security.

The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security’s liquidity.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

The interest rate on a floating rate debt instrument (floater) is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Funds with a certain degree of protection against rises in interest rates, Funds investing in floaters will participate in any declines in interest rates as well.

The interest rate on a leveraged inverse floating rate debt instrument (inverse floater) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid investments for purposes of a Fund’s limitations on investments in such securities.

A super floating rate collateralized mortgage obligation (super floater) is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater’s coupon rate is determined by a slated formula. Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Transition Bonds

Transition bonds are debt instruments whose proceeds are exclusively used to finance projects aimed at helping the issuer transition to a more environmentally sustainable way of doing business. Transition bonds are typically issued by industries of a lower ESG rating or industries whose operations tend to have adverse environmental consequences such as mining (especially for materials in a technology-focused environment like lithium), heavy industry (such as cement, aluminum, iron, steel and chemicals), utilities and transportation.

Green Bonds

Green bonds are debt instruments whose proceeds are used principally to promote environmentally beneficial projects, such as the development of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency or the conservation of natural resources. Green bonds are typically asset-linked and backed by the issuer’s balance sheet and generally carry a similar credit rating as the issuer’s other debt instruments. Green bonds may be subject to additional risks relative to “non-green” bonds, such as the risk of a decrease in government support for environmental initiatives, which may impact the revenue sources relied upon for repayment.

Custodial Receipts and Trust Certificates

Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. government securities, municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of debt instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Commercial Paper

Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by a rating agency; a Fund may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which that Fund may invest. See Appendix A for a description of ratings applicable to commercial paper.

Convertible Securities

Convertible securities are debt securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Fund, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

A “synthetic convertible” is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed income (debt component) and the right to acquire equity securities (convertibility component). This combination is achieved by investing in non-convertible debt securities (non-convertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its debt component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the debt component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the debt instrument.

Contingent Convertible Securities (“CoCos”). CoCos are a form of hybrid debt security that either convert into common stock of the security’s issuer or have their principal written down upon the occurrence of certain “triggers.” These triggers are generally linked to capital thresholds required by the regulator of the issuer or regulatory actions calling into question the issuer’s continued viability as a going concern (such as where the issuer receives specified levels of extraordinary governmental support). CoCos’ equity conversion or principal write-down features are specific to the issuer and its regulatory requirements, and therefore vary depending upon the issuer of the CoCo. In addition, certain CoCos have a set stock conversion rate that triggers an automatic write-down of capital if the price of the issuer’s stock is below a predetermined price on the conversion date. Under these circumstances, the liquidation value of the CoCos may be adjusted downward to below the original par value. This downward adjustment would occur automatically and would not entitle the holders of the CoCos to seek bankruptcy of the issuer. In certain circumstances, CoCos may write down to zero and an investor could lose the entire value of its investment, even if the issuer remains a going concern. Further, CoCos may be subject to redemption at the option of the issuer at a predetermined price.

Some additional risks associated with CoCos may include, but are not limited to:

● Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be deferred or cancelled at the issuer’s discretion or at the request of the relevant regulatory authority in order to help the issuer absorb losses.

● Reduced Income or Loss of Income. Upon conversion of CoCos into common stock, investors in the CoCos could experience a reduced income rate, potentially to zero, because the common stock of the issuer may not pay a dividend.

● Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer, worsening the holder’s standing in a bankruptcy. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, again worsening the holder’s standing in a bankruptcy.

● Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Duration

Duration is a measure of the average life of a bond on a present value basis, which was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Adviser or Manager in debt security selection. In this discussion, the term “bond” is generally used to connote any type of debt instrument.

Most notes and bonds provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term to maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.

Duration is a measure of the average life of a debt security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Although frequently used, the “term of maturity” of a bond may not be a useful measure of the longevity of a bond’s cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Stated alternatively, the term of maturity does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. To assess the value of these bonds, not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments, are important to consider.

Another way of measuring the longevity of a bond’s cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the “dollar-weighted mean waiting time,” indicating that it is a measure of the average time to payment of a bond’s cash flow. A shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

A bond’s duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond’s yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows because bonds with higher coupon payments pay relatively more of their cash flows sooner. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the term to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or Manager of a Fund may use other analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

Repurchase Agreements

Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the underlying securities held by a Fund should fall below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectuses and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short, as described in the Prospectuses and in this SAI, repurchase agreements may also be used to affect the short sale of a security. When using a repurchase agreement to affect the short sale of a security, the Adviser or Manager of the Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that the daily marked-to-market value of the underlying securities always equals or exceeds at least 95% of the agreed upon repurchase price to be paid to the Fund.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Fund.

Borrowing and Leveraged Transactions

Each Fund may borrow money to the extent permitted under the 1940 Act, as amended. Under the 1940 Act, a Fund may not borrow money from a bank if, as a result of such borrowing, the total amount of all money borrowed by a Fund exceeds 33⅓% of the value of its total assets including borrowings, less liabilities exclusive of borrowings. This means that the 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment strategy perspective to sell those holdings at that time. Except as otherwise provided in this SAI or the Prospectuses, each Fund also may borrow money for temporary purposes in an amount not to exceed 5% of a Fund’s total assets. This borrowing may be secured or unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. The cost of borrowing may reduce a Fund’s return. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that other transactions in which a Fund may enter into that have a leveraging effect on the capital structure of the Fund can be viewed as a form of “senior security” of the Fund for purposes of Section 18(f) of the 1940 Act, which generally prohibits mutual funds from issuing senior securities. These senior securities may include selling securities short, buying and selling certain derivatives (such as futures contracts, options, forward contracts, or swap agreements), engaging in when-issued, delayed-delivery, forward-commitments (such as mortgage dollar rolls), reverse repurchase agreements or sale-buybacks and other investment strategies or techniques that have a leveraging effect on the capital structure of a Fund or may be viewed as economically equivalent to borrowing. For these transactions not to be considered the issuance of senior securities by a Fund, a Fund must “cover” the obligations in these transactions by (1) maintaining an offsetting financial position; (2) segregating and maintaining liquid assets in a sufficient value to cover the Fund’s potential obligation under the transaction not offset or covered as provided in (1) or (2); or (3) otherwise “covering” the transaction to the extent required by the U.S. Securities and Exchange Commission. The value of a Fund’s holdings in such instruments is marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions, which may limit the Fund’s investment flexibility, or for other purposes or obligations.

Reverse Repurchase Agreements

Reverse repurchase agreements, among the forms of borrowing if not “covered,” involve the sale or pledge of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by that Fund to repurchase the security at a stated pre-agreed-upon repurchase price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security as beneficial owner during the term of the agreement.

A Fund can use the proceeds of a reverse repurchase agreement to purchase other securities for that Fund. This use of reverse repurchase agreements by a Fund creates leverage, which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction incurred by the Fund. However, reverse repurchase agreements involve the risk that the market value of securities sold or pledged by the Fund declines below the pre-agreed-upon repurchase price by the Fund. Reverse repurchase agreements also subject a Fund to counterparty risk (e.g., the risk that the counterparty is unable to satisfy its obligations under the reverse repurchase agreement).

Sale-Buybacks

Sale-buybacks are similar in their function and operation to a reverse repurchase agreement, both of which consist of a sale of a security by a Fund to the counterparty with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-up price and date. The principal difference is that in a sale-buyback the counterparty, and not the Fund, is entitled to receive any principal or interest payments made on the underlying security pending settlement of the repurchase of the underlying security, which are recorded as an interest expense to the Fund. As with reverse repurchase agreements, a sale-buyback is a financing transaction that is considered a form of borrowing if not “covered.”

Forward Commitment Agreements and When-Issued or Delayed Delivery Securities

Forward commitment agreements (also referred to as forward contracts or forwards) are agreements for the purchase of securities at an agreed upon price on a specified future date. A Fund may purchase new issues of securities on a “when-issued” or “delayed delivery” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction or in some cases may be conditioned on a subsequent event. Such transactions might be entered into, for example, when the Adviser or Manager to a Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

Liability for the purchase price — and all the rights and risks of ownership of the securities — accrue to a Fund at the time it becomes obligated to purchase such securities on a forward commitment, when-issued or delayed delivery basis, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. Delayed delivery, when-issued and forward commitments purchases involve a risk of loss if the value of the securities declines prior to the settlement date.

When a Fund sells a security on a forward commitment, when-issued or delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to pay for the security, the Fund could suffer a loss. Additionally, when selling a security on a forward commitment, when-issued or delayed delivery basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value above the agreed upon price on the settlement date.

Forward Volatility Agreements. Forward volatility agreements are a type of forward commitment agreement in which two parties agree to the purchase or sale of an option straddle (a combination of a simultaneous call and put) on an underlying exchange rate at the expiration of the agreement. On the day of the trade, the parties determine the expiration date and the volatility rate. On the expiration date, the amount settled is determined based on an options pricing model (typically Black Scholes), the then-current spot exchange rate, interest rates and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risks associated with forward volatility agreements are a change in the volatility of the underlying exchange rate and changes in the spot price of the underlying exchange rates.

Standby Commitment Agreements

Standby commitment agreements are agreements that obligate a party, for a set period of time, to purchase a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, the purchaser receives a commitment fee based upon a percentage of the purchase price of the security. The purchaser receives this fee whether or not it is ultimately required to purchase the security.

When a Fund enters into a standby commitment agreement, there is no guarantee that the securities subject to such agreement will be issued and, if such securities are issued, that the value of the securities on the date of issuance may be more or less than the purchase price. A Fund will limit its investments in standby commitment agreements with remaining terms exceeding seven days pursuant to the limitation on investments in illiquid investments.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, a Fund may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

When a Fund makes a short sale, a Fund must arrange through a broker or other institution to borrow the security to deliver to the buyer; and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium and other transaction costs to borrow the security, which would increase the cost of the security sold short. A Fund must also pay any dividends or interest payable on the security until the Fund replaces the security.

The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Fund is unable to borrow the same security for delivery. In that case, the Fund would need to purchase a replacement security at the then current market price “buy in” by paying the lender an amount equal to the cost of purchasing the security.

While derivative instruments are excluded from the definition of a short sale, a Fund that may enter into short sales on derivative instruments with a counterparty will be subject to counterparty risk (i.e., the risk that the Fund’s counterparty will not satisfy its obligation under the particular derivative contract), in addition to risks relating to derivatives and short sales.

Short sales also involve counterparty risk to the extent that the broker or other institution fails to return the Fund’s collateral. However, since the market value of the security borrowed is marked-to-market daily, the Fund’s exposure would be limited to the difference between the amount of collateral posted by the Fund (as adjusted daily based upon market price) and the market value of the security borrowed by the Fund to close out its open short position.

Short Sales Against the Box

A short sale is “against the box” when a Fund enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Fund’s obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Restricted and Unregistered Securities

The securities in which certain Funds may invest could be unregistered and/or have restrictions or conditions attached to their resale.

Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act, or in a transaction that is exempt from such registration such as certain privately negotiated transactions. For example, restricted securities issued in reliance on Rule 144A under the 1933 Act (“144A securities”) are subject to restrictions on resale but can be purchased by certain “qualified institutional buyers” without the necessity for registration of the securities.

Some unregistered securities may require registration. Where registration is required, a Fund (as a registrant) could be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

In a typical Private Investment in Public Equity (“PIPE”) transaction, the issuer sells shares of common stock at a discount to current market prices to a Fund and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. PIPEs may contain provisions that the issuer will pay specified financial penalties to a Fund if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the securities will be publicly registered, or that the registration will be maintained.

Small-Capitalization Stocks

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Fund of securities to meet redemptions, or otherwise, may require a Fund to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Foreign Securities

Foreign securities may be listed or traded in the form of depositary receipts including, but not limited to, ADRs, EDRs, GDRs, International Depositary Receipts (“IDRs”) and non-voting depositary receipts (collectively “Depositary Receipts”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or OTC in the United States. EDRs, IDRs and GDRs are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and are designed for use in the foreign (non-U.S.) securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. Non-voting depositary receipts (“NVDRs”) have similar financial rights as common stocks but do not have voting rights.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), the impact of economic sanctions, and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. The United States and other countries have imposed, and may impose additional, economic sanctions against certain countries, entities and/or individuals. Economic sanctions and other similar actions could, among other things, prohibit or otherwise limit a Fund’s ability to purchase or sell certain foreign securities and significantly delay or prevent the settlement of securities transactions. Such actions could decrease the value and liquidity of securities held by a Fund and may require a Fund to sell or otherwise dispose of all or a portion of the impacted securities at inopportune times or prices. Sanctions could also result in retaliations or countermeasures, which may adversely impact a Fund’s investments or operations. Although it is not possible to predict the impact that any sanctions or retaliatory actions may have on a Fund, such events could significantly harm a Fund’s performance.

Additionally, income (including dividends and interest) and capital gains from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or OTC markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in Depositary Receipts involves many of the same risks associated with investing in securities of foreign issuers.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

Semi-governmental securities are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers. Eurobonds are bonds denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used. Yankee bonds are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee bonds are subject to certain sovereign risks.

It is contemplated that most foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.

Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on their transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The dividends and interest payable on certain of a Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See the “Custodian and Transfer Agency and Dividend Disbursing Services” section for more information concerning the Trust’s custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of a Fund, will not occur, and shareholders bear the risk of losses arising from these or other events.

There are frequently additional expenses associated with maintaining the custody of foreign investments. Expenses of maintaining custody of Fund investments are paid by each Fund. This may lead to higher expenses for Funds that have foreign investments.

Unless otherwise noted, an issuer of a security may be deemed to be located in or economically tied to a particular country if it meets one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer may be considered to be located in or economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the Manager may classify the issuer in its discretion based on an assessment of the relevant facts and circumstances.

Emerging Markets. The risks of investing in foreign countries discussed above are intensified with respect to investments in emerging market countries, which tend to have less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed market countries. This instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the financial markets in which a Fund may invest and adversely affect the value of a Fund’s assets, potentially making the Fund’s emerging market investments illiquid. In addition, the value of a Fund’s emerging market investments could become more volatile and experience abrupt and severe price declines as a result of an increase in taxes or political, economic or diplomatic developments, including economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid investments set forth above.

Included among the emerging market debt obligations in which a Fund may invest are “Brady Bonds,” which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds are not considered U.S. government securities and are considered speculative. Brady Bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the OTC secondary market.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

A Fund may also invest in ADRs that represent the deposit with the issuing bank of a security of an emerging market issuer. These investments involve many of the same risks associated with investing in emerging market securities.

Frontier Markets. Frontier markets are those emerging markets in the earlier stage of development and are typically located in Latin America, the Middle East, Africa, Asia and Eastern Europe countries whose markets are considered by the Trust to be among the smallest and least mature investment markets. Investments in frontier markets generally are less liquid and subject to greater price volatility than investments in more mature emerging markets. This is due to, among other things, smaller economies, less developed capital markets, more market volatility, lower trading volume, greater political or economic instability, less robust regulatory agencies, and more governmental limitations on foreign investments such as trade barriers than typically found in more mature emerging markets or in developed markets.

Supranational Entities. Supranational entities are entities designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the “World Bank”) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies.

Eurozone Risk. The European Economic and Monetary Union, often referred to as the “Eurozone,” is a group of member countries that have adopted the euro as their official currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”). As a Eurozone member, a country’s ability to address any budgetary and economic issues may be limited due to the restrictions on public debt, inflation and deficits that are placed on member countries, or due to political or fiscal policy considerations.

Certain countries have required financial assistance from other Eurozone countries and may continue to be dependent on the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. There is no assurance that such financial assistance will be provided to the same or additional countries in the future. The economic difficulties of a Eurozone country may negatively impact other Eurozone countries and euro-denominated securities that are not directly tied to that country.

As a result of economic difficulties, one or more Eurozone countries might abandon the euro and return to a national currency. The effects of such an event might have significant negative impacts on that country, the rest of the European Union, and global markets, including the United States. The abandonment of the euro by any one country would likely have a destabilizing effect on all Eurozone countries and may result in other Eurozone countries returning to a national currency, resulting in further market turmoil. In the event a country abandoned the euro, there may be difficulties determining the valuation of a Fund’s investments in that country. There would also likely be operational difficulties related to the settlement of trades of a Fund’s euro-denominated holdings, including derivatives, in that country, and a Fund’s euro-denominated holdings may be redenominated in another currency. Under such circumstances, investments denominated in euros or redenominated in replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired, and the value of euro-denominated investments may decline significantly and unpredictably.

In addition, if a country were to leave the European Union (voluntarily or involuntarily), the effect of such an event has the potential to significantly impact local and/or global markets and economies, as well as trade agreements, regulations and treaties. For example, the Funds may face potential risks associated with the United Kingdom’s withdrawal from the European Union (“EU”) and the European Economic Area on January 31, 2020 (commonly known as “Brexit”). Following withdrawal from the EU, the United Kingdom entered into a transition period, during which period EU law continued to apply in the United Kingdom. New EU legislation that took effect before the end of the transition period also applies in the United Kingdom. The transition period ended on December 31, 2020. On December 30, 2020, the EU and United Kingdom signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the United Kingdom’s relationships with the EU and with other countries, which is continuing to develop to date. This uncertainty may, at any stage, adversely affect the Funds and their investments. There may be detrimental implications for the value of a Fund’s investments and/or its ability to implement its investment program. This may be due to, among other things: increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns. The ultimate effects of these events and other socio-political or geo-political issues are not known but could profoundly affect global economies and markets.

Passive Foreign Investment Companies (“PFICs”). Certain Funds may invest in the stock of foreign corporations, which may be classified under the Code, as PFICs. In general, a foreign corporation is categorized as a PFIC if either (i) 75% or more of its gross income is from passive income (as defined in Section 1297 of the Code), or (ii) 50% or more of the value of its assets either produce or are held for the production of passive income.

PFICs are subject to complicated and strict tax guidelines imposed by the IRS. For additional information, see the “Taxation” section.

Investments in Other Investment Company Securities

Under the 1940 Act, subject to certain exceptions, a Fund (other than the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Portfolio Optimization Portfolios and Pacific Dynamix Portfolios) may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unaffiliated variable insurance trusts (“VITs”), unit investment trusts (“UITs”) and ETFs. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions. In some instances, a Fund may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Fund invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses a Fund pays in connection with its own operations.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Exchange Traded Funds (“ETFs”). Individual investments in ETFs generally are not redeemable, but are instead purchased and sold on a secondary market, such as an exchange, similar to a share of common stock. Large quantities of ETFs, also known as “Creation Units,” are redeemable directly from the ETF. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of an ETF is based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of the securities held by the ETF. ETFs include, among others, SPDRs, OPALs and iShares. ETFs generally acquire and hold securities of all of the companies, or a representative sampling, that are components of a particular index. ETFs may also be actively managed similar to other types of investment companies. Typically, ETFs are intended to provide investment results that, before fees and expenses, generally correspond to the price and yield performance of the target index, and the value of their shares should, under normal circumstances, closely track the value of that index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to exactly match the performance of the index. As a security listed on an exchange and traded in the secondary market, ETF shares may trade at a premium or discount to their NAV, and trading in ETF shares may be suspended or halted by its listing exchange.

Business Development Company (“BDC”). One type of closed-end investment company available for Fund investment is a BDC. BDCs are registered investment vehicles regulated by the 1940 Act. BDCs typically invest in small and medium sized companies which may be privately owned and may not have access to public equity markets for capital raising purposes. BDCs frequently make available managerial assistance to the issuers of such securities.

Investments in BDCs include risks associated with their holdings of smaller issuers and private companies. Generally, public information for BDC holdings is limited and there is a risk that investors may not be able to make fully informed investment decisions. BDC holdings of small and mid-sized companies are speculative, and generally involve a greater risk than established publicly-traded companies with larger market capitalization. Companies in their developmental stages may have a shorter history of operations, a more limited ability to raise capital, inexperienced management and limited product lines, and more speculative prospects for future growth or sustained earnings or market share than larger, more established companies. Holdings of a BDC may be more adversely affected by economic or market conditions, with greater market volatility risk.

BDCs may also invest in the debt of a company, which involves risk that the company may default on its payments or declare bankruptcy. Many of the debt investments in which a BDC may invest will not be rated by a credit rating agency and may be non-

investment grade quality. Some BDCs invest substantially, or even exclusively, in one sector or industry group. As a result of this concentration, a BDC will be more susceptible to adverse economic, business, regulatory or other developments affecting an industry or group of related industries, which in turn will increase the risk and volatility of a BDC. A BDC with a smaller number of holdings will have greater exposure to those holdings which could increase potential price volatility as compared to other investment companies with a greater number of holdings. A BDC may utilize leverage to gain additional investment exposure. The loss on a leveraged investment may far exceed the principal amount invested, magnifying gains and losses and therefore increase price volatility. The use of leverage may result in a BDC having to liquidate holdings when it may not be advantageous to do so.

Investments in BDCs are also subject to management risk, as managers of BDCs may be entitled to compensation based on the BDC’s performance, which could result in the manager making riskier or more speculative investments in an effort to maximize incentive compensation and receive higher fees. A BDC’s investments are generally less liquid than publicly traded securities and are subject to restrictions on their resale. The illiquidity of a BDC’s holdings may make it difficult for the BDC to sell such investments if the need arises, and thus the BDC may be unable to take advantage of market opportunities or it may be forced to sell illiquid investments at a loss if it is required to raise cash for operations. Some BDCs are listed and trade on an exchange and other BDCs are not traded on an exchange and trade only in private transactions BDCs that are not traded on an exchange may be less liquid. BDC shares may trade at a discount to the BDC’s NAV.

Money Market Funds. A money market fund (also called a money market mutual fund) is an open-end investment company that typically invests in cash, short-term debt securities such as U.S. Treasury bills, repurchase agreements, commercial paper, bank time deposits, certificates of deposits and other cash equivalents. Money market funds in the United States are subject to regulatory limits on the quality, maturity and diversity of their investments. Certain money market funds seek to maintain a stable NAV, usually at $1.00 per share. However, there is no assurance that these money market funds will be successful in maintaining a stable NAV. Certain other money market funds have a NAV that will fluctuate (or “float”) in value. As a result, when a Fund sells the shares of money market funds that it owns, they may be worth more or less than what the Fund originally paid for them. In addition, a money market fund may have the ability to impose liquidity fees or temporary redemption suspensions, thus impacting the liquidity of the fund. It is possible to lose money by investing in money market funds.

Derivatives

Derivatives are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives which are traded on exchanges have standardized contracts and can generally be bought and sold easily, and their market values are determined and published daily. Non-standardized derivatives (such as swap agreements), tend to be more specialized and more complex, and may be harder to value. Derivatives may create leverage, enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures, options on futures, forward currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements and swaptions.

Each Manager may use derivatives for a variety of reasons, including for example, (i) to enhance a Fund’s returns; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect a Fund’s unrealized gains reflected in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to equitize cash; and/or (vii) to manage the effective maturity or duration of a Fund. In addition, a Fund may receive warrants or other derivatives in connection with corporate actions.

The Managers may use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. The use of derivatives to leverage risk also may exaggerate loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of a Manager’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily having had the benefit of observing the performance of the derivative under all possible market conditions. Derivatives are subject to a number of risks described elsewhere in the Prospectuses and this SAI, such as price volatility risk, foreign investment risk, interest rate risk, credit risk, liquidity risk, market risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate well with the security for which it is substituting. Other risks arise from a Fund’s potential inability to terminate or sell its derivatives positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. OTC instruments (investments not traded on the exchange) may be less liquid or illiquid, and transactions in derivatives traded in the OTC are subject to the risk that the counterparty will not meet its obligations.

A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions. There can be no assurance that the use of derivative instruments will benefit the Funds.

Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the ability of a Fund to invest in derivatives and adversely affect the value or performance of derivatives and the Funds. For example, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Under Rule 18f-4 the derivatives exposure of a mutual fund is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Additionally, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will not be required until August 2022. As the Funds come into compliance with Rule 18f-4, the Funds’ approach to asset segregation and coverage requirements as described in this SAI will be impacted. Moreover, Rule 18f-4 could limit the Funds’ ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Funds.

Certain Funds may purchase or sell derivative instruments that provide exposure to commodities and the commodity markets. The value of these commodity-linked derivative instruments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments (whether real or perceived). An unexpected surplus of a commodity caused by any of the above factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by any of these factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity. The frequency and magnitude of such changes cannot be predicted.

A Fund may focus its commodity-linked investments in a particular sector of the commodity markets (such as precious metals, energy or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodity markets, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector.

No active trading market may exist for certain commodities, which may impair the ability of a Fund to sell or to realize the full value of its investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively-traded commodities. Certain types of commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

PLFA is a member of the National Futures Association (“NFA”) and is registered with the CFTC as a commodity pool operator on behalf of the Emerging Markets Debt Portfolio. This Fund is considered a commodity pool under the Commodity Exchange Act (“CEA”) and operates subject to CFTC and NFA regulation in addition to SEC regulation. For a Fund operating subject to CFTC and NFA regulation that is managed by a sub-adviser, copies of derivatives trading documentation (including trade confirmations/acknowledgements, purchase and sale statements, and monthly statements) received from a futures commission merchant, retail foreign exchange dealer or swap dealer are maintained at the offices of the sub-adviser. For a Fund managed directly by PLFA, derivatives documentation received from a futures commission merchant, retail foreign exchange dealer or swap dealer is maintained by the offices of PLFA or an eligible third-party record-keeper. All other records related to a Fund’s derivative investments are maintained at the offices of the Trust’s custodian. PLFA, on behalf of all other Funds, has claimed an exclusion from the definition of a commodity pool operator under CFTC Regulation 4.5 and, therefore, is not subject to regulation under the CEA for these Funds. In order for PLFA to claim the exclusion, these Funds are limited in their ability to invest in commodity futures, options on commodities or commodity futures and swaps. To the extent PLFA, on behalf of any Fund, becomes no longer eligible to claim an exclusion from CFTC regulation, such Fund may consider steps, such as substantial investment strategy changes, in order to continue to qualify for exclusion from CFTC regulation, or PLFA may determine that the Fund will operate subject to CFTC regulation. If a Fund operates subject to CFTC regulation, it may incur additional expenses. If a Fund adopts substantial investment strategy changes, it may affect its performance, as well as its fees and expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate due to the costs of converting from one currency to another. However, the Funds have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates, to facilitate the settlement of foreign equity purchases, to exchange one currency for another and, with respect to certain Funds, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements either (i) to purchase or sell a specified currency at a specified future date and price set at the time of the contract or (ii) whose value is determined by the difference between the spot exchange rate on a specific date in the future and a pre-determined fixing rate. The former type of contract is known as a deliverable forward foreign currency contract and the second is known as a Non-Deliverable Forward Foreign Currency Contract (“NDF”) since no exchange of currencies takes place on settlement but instead a single cash flow is made equal to the market value of the contract. When entering into such contracts, a Fund assumes the credit risk of the counterparty. Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Fund may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment.

A Fund may enter into forward foreign currency contracts under the following circumstances:

Transaction Hedge. A forward foreign currency contract might be used to hedge: 1) specific receivables or payables of a Fund arising from the purchase or sale of portfolio securities; 2) the redemption of shares of a Fund; or 3) to repatriate dividend or interest payments (collectively, a “Transaction Hedge”). A Transaction Hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which the contract is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. A Transaction Hedge may also prevent a Fund from receiving a gain from the appreciation of a foreign currency against a Fund’s base currency. The use of forward contracts establishes a fixed rate to exchange currencies at a future date but does not eliminate the risk of fluctuations in the prices of the underlying securities.

Position Hedge. A forward foreign currency contract might be used to try to “lock in” the U.S. dollar price of the security. A Position Hedge is used to protect against a potential decline of the U.S. dollar against a foreign currency by buying a forward contract on that foreign currency for a fixed U.S. dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency the Manager believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

Cross Hedge. If a particular currency is expected to substantially decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s holdings denominated in the currency sold.

Proxy Hedge. The Manager might choose to use a proxy hedge when it is less costly than a direct hedge or when a currency is difficult to hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

There is inherent risk that the above hedge strategies do not fully offset the exposures to currency movements. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

Non-Hedged Exposure. Certain Funds may enter into forward contracts or maintain a net exposure to such contracts, where consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of that Fund’s holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings.

When a Manager of a Fund believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Fund’s holdings denominated in or exposed to such foreign currency. At or before the maturity of the forward contract to sell, the Fund may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Manager. It also should be realized that this method of protecting the value of a Fund’s holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

Although a Fund values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Additionally, a Fund may be unable to convert currency due to foreign exchange regulations.

Options

Purchasing and Writing Options on Securities. A Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established OTC market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Fund will enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may also allow options to expire unexercised.

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price that it is willing to pay. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price. The Fund may effect closing transactions with respect to put options that were previously written.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security.

Purchasing and Writing Options on Stock Indices. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indices are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

A stock index is ordinarily expressed in relation to a “base” established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

Different stock indices are calculated in different ways. Often the market prices of the stocks in the index group are “value weighted;” that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash — not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index “multiplier.” A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation (“OCC”).

Gains or losses on the Funds’ transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund of the Trust. A Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Fund may also allow options to expire unexercised.

Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors.

If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Fund’s investment goal and to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Trust does not consider a security covered by a spread transaction to be “pledged” as that term is used in the Trust’s policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be “covered” or “secured” as described in the “Options”, “Options on Foreign Currencies”, “Futures Contracts and Options on Futures Contracts”, and “Swap Agreements and Options on Swap Agreements” sections.

Yield Curve Options

A Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or sell (write) yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Manager, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent that was not anticipated. Yield curve options are traded over-the-counter (“OTC”), and established trading markets for these options may not exist.

Options on Foreign Currencies

Funds may purchase and sell options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

A Fund may write options on foreign currencies for hedging purposes and, with respect to certain Funds as described in the Prospectuses, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Fund may write covered call and put options on foreign currencies. A Fund also may write call options on foreign currencies for cross-hedging purposes where the Fund does not hold the underlying currency (a “naked” option). A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.

Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Futures Contracts and Options on Futures Contracts

A futures contract is an agreement that obligates a purchaser to take delivery and a seller to make delivery of a specified quantity of a security or commodity at a specified price at a future date. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative market price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction opposite to the purchase price of the underlying instrument.

If a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit a specified amount of cash or U.S. government securities (“initial margin”) with a futures broker, known as a futures commission merchant (“FCM”) or its custodian for the benefit of the FCM. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired that day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying instruments, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Futures on Securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

If a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and eurodollar certificates of deposit.

As a hedging strategy a Fund might employ, a Fund may purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, ordinarily the Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different securities or, in the case of capitalization weighted indices that take into account both security prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the securities so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying securities in the index is made.

A Fund may engage in transactions in stock index futures contracts in an effort to protect it against a decline in the value of the Fund’s securities or an increase in the price of securities that the Fund intends to acquire or to gain exposure to an index (equitize cash). For example, a Fund may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Fund intends to sell. Similarly, to protect against a market advance when the Fund is not fully invested in the securities market, the Fund may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Fund intends to purchase.

Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign currency transactions except that futures are standardized, exchange-traded contracts. Currency futures involve substantial currency risk and leverage risk.

Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

Options on Currency Futures. A Fund may seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency futures involve substantial currency risk and may also involve credit, leverage and liquidity risk.

A Fund may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract.

A Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Fund may also use such investment techniques, provided that the Trust’s Board of Trustees determines that their use is consistent with the Fund’s investment goal.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While a Fund hedging transactions may protect the Fund against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged, causing the hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index’s component securities, while some or all of the portfolio securities might decline. If a Fund had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Fund might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

An incorrect correlation could result in a loss on both the hedged assets in a Fund and/or the hedging vehicle, so that the Fund’s return might have been better had hedging not been attempted. There can be no assurance that an appropriate hedging instrument will be available when sought by a Manager.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached on a particular futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. There can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

Foreign currency futures are contracts for the purchase or sale for future delivery of foreign currencies which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different (“proxy”) currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund’s securities or adversely affect the prices of securities that the Fund has purchased or intends to purchase at a later date and, with respect to certain Funds as described in the Prospectuses, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Manager’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

OTC swap agreements are privately negotiated derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. The underlying reference for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, credit of an issuer, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the Prime Rate. Total return swaps (on an individual basis and/or a “basket” of swaps) may be used to gain exposure to the return of a reference asset, such as an index. In a total return swap, a Fund typically would pay a set rate or a financing cost, which is normally based on a floating rate, in exchange for the return of a particular reference asset. Inflation swaps may be used to transfer inflation-related exposure. In an inflation swap, a Fund typically would pay a financing cost, which is normally based on a floating rate, and in exchange the Fund would receive a specified rate of inflation. In a volatility swap, a Fund receives or makes payments based on the measured variance (or square of volatility) of an underlying reference instrument over a specified period of time (typically above or below a level agreed to by the parties), for the purposes of taking positions and/or hedging risk.

In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Fund may engage in simple or more complex swap transactions involving a wide variety of underlying reference assets for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Credit default swaps (“CDS”) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities or index). CDS give one party to a transaction (the buyer of the CDS) the right to dispose of an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

A Fund may enter into CDS, as a buyer or a seller. CDS are used to manage default risk of an issuer and/or to gain exposure to a portion of the debt market or an individual issuer. Selling CDS (i.e., selling protection) increases credit exposure; purchasing CDS (i.e., buying protection) decreases credit exposure. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller generally pays the buyer the full notional value (“par value”) of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. CDS involve additional risks than if a Fund invests in the underlying directly.

For purposes of applying the Funds’ investment strategies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a CDS or total return swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value these swaps at their notional value or their full exposure value (i.e., the sum of the notional amount for the contract plus the market value; market value for a swap is the current gain or loss of the contract). For purposes of applying certain of the Funds’ other investment policies and restrictions, the Funds may value the credit default or total return swap at market value. For example, a Fund may value a CDS at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the CDS agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the CDS.

To the extent that a Fund uses derivatives or engages in other transactions that involve leverage or potential leverage, such as swaps, under current regulatory requirements the Fund must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin). For interest rate swaps, swaps where the underlying reference asset will not be delivered and swaps that are cash settled, the amount required to be segregated will generally be the market value of the swap. For swaps where the underlying reference asset will be delivered and for certain swaps such as CDS (when the Fund is selling credit protection), the amount required to be segregated will be valued at the notional amount or its full exposure value. Swap agreements may include, but are not limited to: (1) “currency exchange rate”, which involves the exchange by a Fund with another party of their respective rights to make or receive payments is specified currencies; (2) “interest rate”, which involves the exchange by a Fund with another party of their respective commitments to pay or receive interest; (3) “interest rate index”, which involves the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) “caps,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (ii) “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or “floor”; and (iii) “collars,” under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; (4) “credit default”, which involves an agreement of a Fund to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred; (5) “total return”, which involves the exchange by a Fund with another party of their respective commitments and the total return side is based on the total return of an equity or debt instrument or loan, or index thereon, with a life longer than the swap; and (6) “volatility”, which involves the exchange by a Fund with another party of their respective rights to make or receive payments based on the volatility of an underlying reference instrument. As the seller of a swap, the Fund would be subject to investment exposure on the notional amount of the swap.

Risks of Swap Agreements. The use of interest rate, mortgage, credit, currency, volatility and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Fund may bear the risk of such position until its maturity. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be rated investment grade). Certain tax considerations may limit a Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. There is always the risk that these investments could reduce returns or increase a Fund’s volatility.

Structured Investments and Hybrid Instruments

Structured investments, including hybrid instruments, are instruments whose principal amount, amount payable upon maturity or interest rate is tied (positively or negatively) to the value of an index, interest rate, commodity, currency or other economic factor, or assets including, equity or debt securities, currencies, commodities, and loans (each a “benchmark”). Structured investments may combine the characteristics of securities, futures, and options. The interest rate or (unlike most debt securities) the amount payable at maturity of a structured investment may be increased or decreased, depending on changes in the value of the benchmark, although a structured investment may also be structured so that the issuer is not required to pay interest if the benchmark rises or falls to a certain level. Structured investments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured investments include a wide variety of investments, including credit-linked securities, structured notes, indexed securities, commodity-linked notes and CBOs, CLOs and other CDOs. Structured investments include potentially high-risk derivatives.

The risks presented by structured investments may include market and regulatory risk, price volatility risk, credit risk, derivatives risk, liquidity risk and currency risk, in addition to the risks associated with the benchmark. The value of a structured investment or its interest rate may be a multiple of a benchmark and, as a result, the structured investment may be leveraged and change in value (up or down) in a greater amount and more rapidly than the benchmark. A benchmark may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured investment. Under certain conditions, the amount payable upon maturity of a structured investment could be zero. Thus, an investment in a structured investment may entail significant risks that are not associated with an investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of a structured investment also exposes a Fund to the credit risk of the issuer of the structured investment. Structured investments may be subordinated or unsubordinated with respect to other classes of the issuer’s securities. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated investments. Structured investments may also be more difficult to accurately price than less complex securities. Structured investments generally are individually negotiated agreements and are typically sold in private placement transactions; thus, there may not be an active trading market for a structured investment held by a Fund and it may be difficult for the Fund to sell a structured investment.

A structured investment may be structured by depositing specified instruments (such as commercial bank loans) into an entity such as a corporation or trust that issues one or more classes of securities backed by, or representing interest in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the securities issued to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. Amounts payable by such securities, and the value of such securities, will be dependent on the cash flow or value of the underlying instruments. Structured investments created by depositing securities in a corporation or trust typically involve no credit enhancement and their credit risk generally will be linked to that of the underlying instruments.

Certain issuers of structured instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. A Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.

Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, it analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Master Limited Partnerships (“MLPs”)

MLPs are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners, such as a Fund that invests in an MLP, are not involved in the day-to-day management of the MLP. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the MLP. There may be fewer investor protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among limited partners and the general partner of an MLP. Holders of units of an MLP are allocated income and capital gains in accordance with the terms of the partnership agreement. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to abrupt or erratic price movements.

Warrants and Rights

Warrants or rights may be acquired as part of a unit, attached to securities at the time of purchase; or acquired in connection with a corporate action, without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant plus the cost thereof before the expiration date, a Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security.

Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

Voluntary Actions

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements) where an issuer or counterparty offers securities or instruments to its holders or counterparties, such as a Fund, and the acquisition is determined by the Manager to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed within the Trust’s Prospectuses or SAI, or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and a Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, after announcement of the offering but prior to the receipt of the securities or instruments, a Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Roll Transactions

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or a TBA Transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulatory requirements, a Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.”

Indirect Exposure to Cryptocurrencies Risk

Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets that are designed to act as a medium of exchange. Although the Funds have no current intention of directly investing in cryptocurrencies, a Fund may have indirect exposure to cryptocurrencies by investing in the securities of companies that accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets, or invest directly in cryptocurrencies. A Fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies (some of the most well-known include Bitcoin, Dogecoin and Ethereum) are not backed by any government, corporation, or other identified body. Trading markets for cryptocurrencies are often unregulated and may be more exposed to operational or technical issues as well as the potential for fraud or manipulation than established, regulated exchanges for securities, derivatives and traditional currencies.

Cryptocurrencies have been subject to significant fluctuations in value. The value of a cryptocurrency may significantly fluctuate precipitously (including declining to zero) and unpredictably for a variety of reasons, including, but not limited to: investor perceptions and expectations; regulatory changes; general economic conditions; adoption and use in the retail and commercial marketplace; public opinion regarding the environmental impact of the creation (“minting” or “mining”) of cryptocurrency; confidence in, and the maintenance and development of, its network and open-source software protocols such as blockchain for ensuring the integrity of cryptocurrency transactional data; and general risks tied to the use of information technologies, including cybersecurity risks.

Cybersecurity Risk

The use of technology is prevalent in the financial industry, including the Funds’ management and operations. As a result, the Funds are susceptible to risks associated with the technologies, processes and practices designed to protect networks, systems, computers, programs and data from attack, damage or unauthorized access, or “cybersecurity.” Such risks may include the theft, loss, misuse, improper release, corruption and/or destruction of, manipulation of, or unauthorized access to, confidential or restricted data relating to the Funds or variable contract owners, and the compromise, delay or failure of systems, networks, devices and applications relating to Fund operations, such as systems used to enter trades for the Funds’ investments, accounting and valuation systems, or compliance testing systems used to monitor the Funds’ investments. A cybersecurity breach may result in financial losses to the Funds and variable contract owners; the inability of the Funds to timely process transactions or conduct trades; delays or mistakes in materials provided to variable contract owners; errors or delays in the calculation of Funds’ net asset values; violations of privacy and other laws (including those related to identity theft); regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Adviser, Managers, the Distributor and other service providers to the Funds, as well as financial intermediaries and parties with which the Funds do business, which in turn could result in losses to the Funds and variable contract owners and disruptions to the conduct of business between the Funds, variable contract owners, the Funds’ service providers and/or financial intermediaries.

While measures have been developed that are designed to reduce cybersecurity risks and to mitigate or lessen resulting damages, there is no guarantee that those measures will be effective, particularly because the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact.

Operational Risk and Business Continuity Plan

The Adviser, its affiliates and/or the Trust’s material service providers may experience business disruptions that could negatively impact their ability to provide services to a Fund. While the Adviser maintains a Business Continuity Plan (“BCP”) and has processes in place that are designed to minimize the disruption of normal business operations in the event of an adverse incident, there are inherent limitations in such plans and processes, including the possibility that certain systems and/or recovery processes do not work as intended. In addition, the Adviser and its affiliates do not control the operational systems or functions of the Trust’s third-party service providers. While the BCP is routinely tested and monitored, under certain circumstances the Adviser, its affiliates, and/or service providers to the Trust could be prevented or hindered from providing essential services to the Trust for extended periods of time. These disruptions could significantly impact the Trust’s business operations including, but not limited to, interfering with the ability to process shareholder transactions, trade or value portfolio holdings and/or timely calculate a Fund’s net asset value.

Regulatory and Legal Risk

The regulation of investments, investment companies, and investment advisers is an evolving area of law and is subject to modification by governmental and judicial actions. It is not possible to determine the full extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any such proposals will become law. Compliance with any new laws or regulations could be difficult, increase the fees and expenses for a Fund, and may impact the manner in which a Fund conducts business, the investment performance of a Fund, and/or the viability of a Fund. Furthermore, new laws or regulations may subject the Trust, a Fund and/or shareholders to increased taxes or other costs.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each Fund and thus may not be changed, except as described below, without the approval of a majority of the outstanding voting shares of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote, at an annual or special meeting of (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund, whichever is the less.

The following fundamental investment restrictions apply to all Funds, unless otherwise stated.

1. A Fund may not borrow money, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2. A Fund may not issue senior securities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

3. A Fund may not act as an underwriter of securities of other issuers, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4. A Fund may not purchase real estate or any interest therein, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5. A Fund may not purchase or sell commodities, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6. A Fund may not make loans, except as permitted by or to the extent not prohibited by, applicable securities laws, rules, regulations or exemptions, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7. With the exception of the Funds designated as a “non-diversified company,” each Fund shall be a “diversified company” as those terms are defined in the 1940 Act, as interpreted, modified or applied from time to time by regulatory authority having jurisdiction. The Equity Index Portfolio, Small-Cap Index Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Mid-Cap Index Portfolio, PD Small-Cap Growth Index Portfolio and PD Small-Cap Value Index Portfolio each may not purchase securities of any issuer that would cause such Fund to be designated as non-diversified under the 1940 Act, except as may be necessary to approximate the composition of its target index. Each such Fund intends to be diversified in approximately the same proportion as its target index.

8. Except as provided below, a Fund may not invest in a security if, as a result of such investment, more than 25% of its assets would be invested in the securities of issuers in any particular industry, provided this restriction does not apply to: (i) securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; (ii) repurchase agreements collateralized by the instruments described in the preceding clause; (iii) securities of other investment companies which do not have a policy to concentrate in a particular industry; and (iv) tax-exempt municipal securities. Accordingly, issuers of the foregoing securities would not be considered to be members of any industry.

The Real Estate Portfolio normally will invest more than 25% of its assets in securities of companies in real estate and related industries.

The Health Sciences Portfolio normally will invest more than 25% of its assets in securities of companies in health sciences and related industries.

The Technology Portfolio normally will invest more than 25% of its assets in securities of companies in technology and related industries.

Each Fund (or for a co-managed Fund, the portion of the Fund) that seeks to track the performance of an index will not concentrate, except to the same approximate extent as its index may concentrate in the securities of a particular industry or group of industries.

Non-Fundamental Summaries of Current Legal Requirements and Interpretations Related to Certain Fundamental Investment Restrictions

This section summarizes current legal requirements and interpretations applicable to the Funds with respect to certain of the fundamental investment restrictions listed above. The current legal requirements and interpretations are subject to change at any time, and this section may be revised at any time to reflect changes in legal requirements or interpretations, or to further clarify existing requirements or interpretations. No part of this section constitutes a fundamental policy or a part of any of the above fundamental investment restrictions. The discussion in this section provides summary information only and is not a comprehensive discussion. It does not constitute legal advice. Investors who are interested in obtaining additional detail about these requirements and interpretations should consult their own counsel.

With respect to fundamental investment restriction 1: Currently, the 1940 Act permits mutual funds to engage in borrowing subject to certain limits. The 1940 Act essentially permits a Fund to borrow under two scenarios. First, a Fund is permitted to borrow from banks provided it maintains “asset coverage of at least 300%” for all borrowings, which means a mutual fund generally can borrow from banks but has a borrowing limit equal to 1/3 of its total assets immediately after the borrowing and continuing thereafter (for example, a fund with $100 million in assets could borrow $50 million, because $50 million is 1/3 of $150 million). Second, a Fund is permitted to borrow from banks or other lenders in an amount up to 5% of its total assets for temporary purposes.

With respect to fundamental investment restriction 2: Currently, the 1940 Act generally prohibits mutual funds from issuing “senior securities.” The 1940 Act defines a “senior security” generally to mean “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.” In other words, a senior security is an obligation that has priority over (or is senior to) a Fund’s shares with respect to the payment of dividends or the distribution of fund assets. Borrowing, as described above in fundamental investment restriction 1 above, is an exception to this general prohibition. Certain investment practices that might be considered to create senior securities, such as entering into reverse repurchase agreements, are permissible under current law so long as a fund takes certain steps to address potential senior security concerns. For example, in reliance on guidance from the SEC, mutual funds generally may enter into reverse repurchase agreements so long as they earmark liquid assets to cover the obligation created by the reverse repurchase agreement and their investment strategies and policies do not prohibit those practices.

With respect to fundamental investment restriction 3: Currently, under the 1940 Act and other federal securities laws, a fund is considered an “underwriter” if the fund participates in the public distribution of securities of other issuers, which involves purchasing the securities from an issuer with the intention of reselling the securities to the public. A fund that purchases securities in a private transaction for investment purposes and later sells those securities to institutional investors in a restricted sale could, under one view, technically be considered to be an underwriter of those securities. Under current legal requirements, fundamental investment restriction 3 permits a Fund to sell securities in this circumstance.

With respect to fundamental investment restriction 6: Investments in loan participations and assignments are considered to be debt obligations and are, therefore, permissible investments for the Funds.

With respect to fundamental investment restriction 8: Government issued mortgage-related securities, including government issued CMOs, are considered government securities. In accordance with current SEC staff position, the Trust does not consider privately-issued securities to be “tax-exempt municipal securities.” For purposes of complying with this restriction, the Trust, in consultation with its Managers, utilizes its own industry classifications. In addition, for purposes of complying with fundamental investment restriction 8, a Fund that operates as a fund of funds will consider the concentration of the Underlying Funds. Pursuant to investment restriction 8, the Funds-of-Funds of the Trust have a policy to not concentrate their investments in any particular industry.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions apply to all Funds, unless otherwise stated:

1. A Fund may not purchase illiquid investments or repurchase agreements maturing in more than seven days if as a result of such purchase, more than 15% of the Fund’s net assets would be invested in such investments.

2. If a Fund has a policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, it will provide at least 60 days prior written notice of any change to such policy.

3. The Value Portfolio will provide at least 60 days prior written notice of any change to its policy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stock.

4. A Fund which serves as an Underlying Fund for a fund-of-funds (such as the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Portfolio Optimization Portfolios or Pacific Dynamix Portfolios) may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise specifically stated in a Fund’s Prospectus or above, each Fund’s investment restriction will apply only at the time of investment (and subsequent fluctuations in the value of Fund securities or the sale of Fund securities will not result in a violation of the restriction). The foregoing does not apply to borrowing. Restriction 2 above refers to investment policies that are in place because of the name of the particular Fund (“Name Test Policy”). The Diversified Bond Portfolio, Floating Rate Income Portfolio, High Yield Bond Portfolio, Intermediate Bond Portfolio, Managed Bond Portfolio, Short Duration Bond Portfolio, Emerging Markets Debt Portfolio, Equity Index Portfolio, Hedged Equity Portfolio, Large-Cap Core Portfolio, Large-Cap Growth Portfolio, Large-Cap Value Portfolio, Mid-Cap Equity Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small-Cap Equity Portfolio, Small-Cap Growth Portfolio, Small-Cap Index Portfolio, Small-Cap Value Portfolio, Emerging Markets Portfolio, International Large-Cap Portfolio, International Small-Cap Portfolio, Health Sciences Portfolio, Real Estate Portfolio, Technology Portfolio, PD 1-3 Year Corporate Bond Portfolio, PD Aggregate Bond Index Portfolio, PD High Yield Bond Market Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Mid-Cap Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, PD Emerging Markets Index Portfolio and PD International Large-Cap Index Portfolio are subject to the Name Test Policy. The Name Test Policy applies at the time the Fund invests its assets and under normal circumstances. A new Fund will be permitted to comply with the Name Test Policy within six months after commencing operations. A Fund may not change its Name Test Policy, if applicable, without notifying shareholders at least 60 days prior to the change.

REQUIRED THIRD PARTY DISCLAIMERS

MSCI

The PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio (each, a “Product”) are not sponsored, endorsed, sold or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers or any other third party involved in, or related to, compiling, computing or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust and its affiliates. None of the MSCI Parties makes any representation or warranty, express or implied, to the issue or owners of a Product or any other person or entity regarding the advisability of investing in a Product generally or in a Product particularly or the ability of any MSCI index to track corresponding stock market performance. MSCI or its affiliates are the licensors of certain trademarks, service marks and trade names and of the MSCI indexes which are determined, composed and calculated by MSCI without regard to a Product or the issuer or owners of a Product or any other person or entity. None of the MSCI Parties has any obligation to take the needs of the issuer or owners of a Product or any other person or entity into consideration in determining, composing or calculating the MSCI indexes. None of the MSCI Parties is responsible for or has participated in the determination of the timing of, prices at, or quantities of a Product to be issued or in the determination or calculation of the equation by or the consideration into which a Product is redeemable. Further, none of the MSCI Parties has any obligation or liability to the issuer or owners of a Product or any other person or entity in connection with the administration, marketing or offering of a Product.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI indexes from sources that MSCI considers reliable, none of the MSCI Parties warrants or guarantees the originality, accuracy and/or the completeness of any MSCI index or any data included therein. None of the MSCI Parties makes any warranty, express or implied, as to results to be obtained by the issuer of a Product, owners of a Product, or any other person or entity, from the use of any MSCI index or any data included therein. None of the MSCI Parties shall have any liability for any errors, omissions or interruptions of or in connection with any MSCI index or any data included therein. Further, none of the MSCI Parties makes any express or implied warranties of any kind, and the MSCI Parties hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose, with respect to each MSCI index and any data included therein. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of a Product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote a Product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

With respect to the Composite Benchmarks for the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios: These blended returns are calculated by the Trust using end of day index level values licensed from MSCI Inc. (“MSCI Data”) and others. For the avoidance of doubt, MSCI is not the benchmark “administrator” for, or a “contributor”, “submitter” or “supervised contributor” to, the blended returns, and the MSCI Data is not considered a “contribution” or “submission” in relation to the blended returns, as those terms may be defined in any rules, laws, regulations, legislation or international standards. MSCI Data is provided “AS IS” without warranty or liability and no copying or distribution is permitted.  MSCI does not make any representation regarding the advisability of any investment or strategy and does not sponsor, promote, issue, sell or otherwise recommend or endorse any investment or strategy, including any financial products or strategies based on, tracking or otherwise utilizing any MSCI Data, models, analytics or other materials or information.

Russell

The Russell indices (each a “Russell Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by the Trust. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of the Trust, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of a Russell Index (upon which the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index and Small-Cap Index Portfolios as well as the BlackRock managed portion of the Small-Cap Equity Portfolio are based), (ii) the figure at which a Russell Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Russell Index for the purpose to which it is being put in connection with the Trust. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to either the Trust or to its clients. Each Russell Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in any Russell Index or (b) under any obligation to advise any person of any error therein. No further distribution of a Russell Index is permitted without the Licensor Parties’ express written consent.

JP Morgan

With respect to the J.P. Morgan indices, including blended composites (the “J.P. Morgan Index”), information has been obtained from sources believed to be reliable, but J.P. Morgan does not warrant its completeness or accuracy. The J.P. Morgan Index has been licensed for use by the Trust and its affiliates, is used with permission, and may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2022, JPMorgan Chase & Co. All rights reserved.

All other third-party trademarks and service marks belong to their respective owners.

ORGANIZATION AND MANAGEMENT OF THE TRUST

The Trust was organized on May 4, 1987 as a Massachusetts business trust and was reorganized as a Delaware statutory trust on June 30, 2016. The Trust consisted of 55 separate Funds as of May 1, 2022.

Management Information

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) are referred to as “Independent Trustees.” Certain Trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons” because of their positions with PLFA and/or Pacific Life. The Trustees and officers of the Trust and their principal occupations during the past five years as well as certain additional occupational information are shown below. The address of each Trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees hold directorships in companies that file periodic reports with the SEC or in other investment companies, other than those listed below.

I. Interested Persons

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18, President and Trustee since 4/01/22	Chief Operating Officer (1/17 to present) and Executive Vice President (4/12 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Director (1/16 to present) of Pacific Life and PL&A; Chief Executive Officer (1/15 to 6/18) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present), President (4/22 to present) and Trustee (4/22 to present) of Pacific Funds Series Trust.	84
Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Funds Series Trust.	84
Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	84
Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance & Ethics Officer since 6/04/04	Vice President and Chief Compliance & Ethics Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance & Ethics Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance & Ethics Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance & Ethics Officer (6/04 to present) of Pacific Funds Series Trust.	84
Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	84
Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) of Pacific Life; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	84
Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	84
Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	84
Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	84
Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	84
Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	84

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Benjamin D. Wiesenfeld Year of birth 1977	Assistant Vice President and Deputy Chief Compliance & Ethics Officer since 1/01/21	Assistant Vice President (6/20 to present) of Pacific Life; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds; Chief Compliance Officer (6/16 to 6/18) of Northern Funds, Northern Institutional Funds and FlexShares ETFs; Vice President and Deputy Chief Compliance & Ethics Officer (1/21 to present) of Pacific Funds Series Trust.	84

II. Independent Trustees

Name and Age	Position(s) with the Trust and Length of Time Served[1]	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 Years	Number of Funds in Fund Complex Overseen[2]
Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05 and Chairman of the Board since 4/01/22	Trustee (9/05 to present) and Chairman of the Board (4/22 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	84
Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) and Chair of the Board (1/22 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	84
Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) and Consultant (3/19 to 6/19) of Pacific Funds Series Trust; Member of the Board of Advisors of Market Insight Out (11/20 to present); Director of CrowdOptic (8/21 to present); Chief Executive Officer (8/10 to 9/18) and Senior Adviser (10/18 to 1/19) of Scout Investments; President (11/10 to 11/17) of Scout Funds; Interested Trustee (4/13 to 11/17) of Scout Funds.	84
Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	84
Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	84

1 A Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

2 As of May 1, 2022, the “Fund Complex” consists of the Trust (55 funds) and Pacific Funds Series Trust (29 funds), a Delaware statutory trust that may be referred to as “Pacific Funds.”

Board of Trustees

Additional Information Concerning the Board of Trustees

The Role of the Board. The Board of Trustees (“Board”) oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Trust’s Adviser, the Managers, the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Funds. The Board has appointed a Trust Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal Board meetings which are typically held quarterly, in person or virtually, and involve the Board’s review of Trust operations. From time to time one or more Independent Trustees may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees, an Audit Committee, a Policy Committee, a Governance Committee and a Trustee Valuation Committee, which are discussed in greater detail under “Committees” below. More than 75% of the members of the Board are Independent Trustees and each of the Audit, Policy and Governance Committee is comprised entirely of Independent Trustees. The Chairman of the Board is an Independent Trustee who acts as the primary liaison between the Independent Trustees, the Interested Trustee and management. The Chairman of the Board helps identify matters for consideration by the Board and regularly participates in the agenda setting process for Board meetings. The Chairman of the Board serves as Chairman of the Trust’s Policy Committee, which provides a forum for the Independent Trustees to meet in separate session to deliberate on matters relevant to the Trust. The Independent Trustees have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its structure annually through the Governance Committee. In developing its structure, the Board has considered that all shareholders of the Trust are variable life insurance or variable annuity clients of Pacific Life and PL&A and that the Interested Trustee, as the Chief Operating Officer and Executive Vice President of Pacific Life and PL&A, can provide valuable input as to, among other things, the role of the Funds in the variable life insurance and variable annuity platforms of Pacific Life and PL&A. The Board has also determined that the structure of the Chairman of the Board as an Independent Trustee and the function and composition of the Policy, Audit, Governance and Trustee Valuation Committees are appropriate means to provide effective oversight on behalf of the Trust’s shareholders and address any potential conflicts of interest that may arise from the Interested Trustee serving on the Board.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. The full Board receives reports from the Adviser and Managers as to investment risks as well as other risks that may also be discussed in Policy or Audit Committee meetings. In addition, the Board receives reports from the Adviser’s Risk Oversight Committee regarding its assessments of potential material risks associated with the Trust and the manner in which those risks are addressed. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the Board and its committees periodically receive reports from Pacific Life and its Chief Risk Officer as to Pacific Life’s enterprise risk management. The Board and its committees also receive periodic reports as to how the Adviser conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Managers or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee also meets regularly with the Treasurer, and the Trust’s independent registered public accounting firm and, when appropriate, with other Pacific Life personnel to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as a Trustee of the Trust in light of the Trust’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They therefore have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as trustees in the interests of shareholders. The Trust’s Governance Committee annually conducts a “self-assessment” wherein the effectiveness of the Board and its committees is reviewed. In conducting its annual self-assessment, the Governance Committee has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

In addition to the information provided in the charts above, including in particular the many years of mutual fund experience on the Board of the Trust and Pacific Funds Series Trust, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and ask incisive questions, and commitment to shareholder interests.

Mr. Griggs is the Chief Operating Officer, Executive Vice President and a Director of Pacific Life and PL&A. Mr. Griggs is considered an Interested Person of the Trust because of his material business positions with Pacific Life and PL&A. In these positions, Mr. Griggs has intimate knowledge of Pacific Life, PL&A and the Adviser, their products, operations, personnel and financial resources. Mr. Griggs’ position of influence and responsibility at Pacific Life and PL&A, in addition to his extensive knowledge, has been determined to be valuable to the Board in its oversight of the Trust.

Ms. Caruso has executive experience from her former positions as President and Chief Executive Officer of Zurich Life, Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments. Ms. Caruso also has prior insurance company board experience, having previously served as a director of LandAmerica Financial Group, Inc. (an insurance company) and on the board of directors of the Illinois Life Insurance Council as well as prior insurance fund and mutual fund board experience. Ms. Caruso also currently serves as a trustee and Chair of the Board of the Matthews Asia Funds (a series of mutual funds).

Mr. Iseman has significant investment management and executive experience from his former positions as Chief Executive Officer of Scout Investments and President of Scout Funds (a series of mutual funds now known as the Carillon Series Trust). Mr. Iseman also has prior investment company board experience, having previously served as an interested trustee for the Scout Funds.

Mr. Keller has financial accounting experience as a Certified Public Accountant and was a former Audit Partner at PricewaterhouseCoopers LLP with over 30 years of experience in the mutual fund industry. Mr. Keller also currently serves as a trustee and Chairman of the Board of the FAM Funds (a series of mutual funds).

Ms. Moore has significant legal experience as a former Partner with the law firm of Gibson, Dunn & Crutcher.

Mr. Veerjee has insurance company executive experience as former President of Transamerica Insurance and Investment Group. He also has executive mutual fund and asset management experience as former President of Transamerica Asset Management and as former Chairman and Chief Executive Officer of Transamerica Premier Funds.

Committees. The standing committees of the Board are the Audit Committee, the Policy Committee, the Governance Committee and the Trustee Valuation Committee.

The members of the Audit Committee include each Independent Trustee of the Trust. The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, reviewing and recommending to the Board the selection of the Trust’s independent registered public accounting firm, reviewing the scope of the proposed audits of the Trust and the accounting and financial controls of the Trust and the results of the annual audits of the Trust’s financial statements, interacting with the Trust’s independent registered public accounting firm on behalf of the full Board, assisting the Board in its oversight of the Trust’s compliance with legal and regulatory requirements, and receiving reports from the Chief Compliance Officer. Mr. Keller serves as Chairman of the Audit Committee. The Board has determined that Mr. Keller is an “audit committee financial expert” as such term is defined in the applicable regulations. The Audit Committee met four times during the fiscal year ended December 31, 2021.

Pursuant to its charter, the Audit Committee also serves as the Qualified Legal Compliance Committee for the Trust for purposes of Section 307 of the Sarbanes Oxley Act (“SOX”), regarding standards of professional conduct for attorneys appearing and practicing before the SEC on behalf of an issuer (“Reporting Attorney”). A Reporting Attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report the matter to the Qualified Legal Compliance Committee as an alternative to the reporting requirements of SOX (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The Qualified Legal Compliance Committee must take appropriate steps to respond to any reports received from a Reporting Attorney. The Qualified Legal Compliance Committee meets as necessary during the year. The Qualified Legal Compliance Committee did not meet during the fiscal year ended December 31, 2021.

The members of the Policy Committee include each Independent Trustee of the Trust. The Policy Committee operates pursuant to a separate charter and its primary responsibility is to act as a general oversight committee of the Board and to provide a forum for the Independent Trustees to meet and deliberate on certain matters to be presented to the Board for its review and/or consideration for approval at Board meetings. The Policy Committee also reviews and deliberates on the annual Section 15(c) materials received in connection with the renewal of the investment advisory, investment sub-advisory and distribution agreements, as well as the determination of the independence of the independent legal counsel to the Independent Trustees. Mr. Veerjee serves as Chairman of the Policy Committee. The Policy Committee met five times during the fiscal year ended December 31, 2021.

The members of the Governance Committee include each Independent Trustee of the Trust. The Governance Committee operates pursuant to a separate charter and is responsible for, among other things, the Trustees’ “self-assessment,” making recommendations to the Board concerning the size and composition of the Board and its committees and the effectiveness of the Board’s committee structure, determining compensation of the Independent Trustees, establishing an Independent Trustee retirement policy and the screening and nomination of new candidates to serve as Trustees. With respect to new Trustee candidates, the Governance Committee may seek referrals from a variety of sources and may engage a search firm to assist it in identifying or evaluating potential candidates. The Governance Committee will consider any candidate for Trustee recommended by a current shareholder if such recommendation contains sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications. The recommendation must be submitted in writing and addressed to the Governance Committee Chairperson at the Trust’s offices: Pacific Select Fund Governance Committee, c/o Pacific Life Fund Advisors LLC, 700 Newport Center Drive, Newport Beach, CA 92660, Attention: Governance Committee Chairperson. Ms. Moore serves as Chairperson of the Governance Committee. The Governance Committee met one time during the fiscal year ended December 31, 2021.

The members of the Trustee Valuation Committee consist of any two or more Trustees, at least one of whom is an Independent Trustee of the Trust. The two or more Trustees who serve as the members may vary from meeting to meeting. The Trustee Valuation Committee’s primary responsibility is to oversee the implementation of the Trust’s valuation policy, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable, and to review fair value determinations made by the Adviser or a Manager on behalf of the Board, as specified in the Trust’s valuation policy adopted by the Board. The Trustee Valuation Committee did not meet during the fiscal year ended December 31, 2021.

Deferred Compensation Plan. Pursuant to the Pacific Select Fund Trustees’ Deferred Compensation Plan (the “Deferred Compensation Plan”), an Independent Trustee has the option to elect to defer part or all of his or her compensation payable by the Trust (or any other entity considered a “single employer” under the Code), and such amount is placed into a deferral account. Amounts in the deferral account are obligations of the Fund Complex that are payable in accordance with the Deferred Compensation Plan.

An Independent Trustee who defers compensation pursuant to the Deferred Compensation Plan has the option to select one or more credit rate options for his or her deferred account that track the total return of certain Funds and share classes of the Fund Complex (without a sales load). Accordingly, the market value appreciation or depreciation of a Trustee’s deferral account will cause the expenses of Funds of the Fund Complex to increase or decrease due to market fluctuations. Distributions from a Trustee’s deferral account will be paid in accordance with the payout election selected by the Trustee, the terms of the Deferred Compensation Plan and in compliance with the Code.

Management Ownership. As of April 1, 2022, to the best of the Trust’s knowledge, the Trustees and officers of the Trust as a group owned variable products that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of Class P, Class I or Class D of each Fund.

Beneficial Interest of Trustees. None of the Trustees directly own shares of the Trust. The table below shows the dollar range of each Trustee’s interest as of calendar year end December 31, 2021 (unless otherwise noted) (i) in any Fund of the Trust (indirect beneficial interest through ownership of a variable product), and (ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the “Family of Investment Companies” (the Fund Complex).

Name of Trustee	Dollar Range of Equity Securities in a Fund of the Trust[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies[2]
Adrian S. Griggs[3]	Portfolio Optimization Aggressive-Growth Portfolio: $10,001 to $50,000	$10,001 to $50,000
Gale K. Caruso

Diversified Bond Portfolio: $50,001 to $100,000

Dividend Growth Portfolio: $50,001 to $100,000

Emerging Markets Portfolio: $10,001 to $50,000

Health Sciences Portfolio: Over $100,000

Large-Cap Core Portfolio: $50,001 to $100,000

Over $100,000
Andrew J. Iseman	None	Over $100,000
Paul A. Keller	None	Over $100,000
Lucie H. Moore	None	None
Nooruddin (Rudy) Veerjee	None	Over $100,000

1 The following shows the dollar range of an Independent Trustee’s deferred compensation allocations for the Trust as of December 31, 2021, which tracks the performance of certain Funds of the Fund Complex as described in the “Deferred Compensation Plan” section: Gale K. Caruso – over $100,000; Lucie H. Moore – over $100,000; Nooruddin (Rudy) Veerjee – over $100,000; Paul A. Keller – over $100,000.

2 The following shows the dollar range of an Independent Trustee’s deferred compensation allocations for the Fund Complex as of December 31, 2021: Gale K. Caruso – over $100,000; Lucie H. Moore – over $100,000; Nooruddin (Rudy) Veerjee – over $100,000; Paul A. Keller – over $100,000.

3 Adrian S. Griggs is an Interested Person of the Trust because of his positions with Pacific Life.

Compensation. No compensation is paid by the Trust to any of the Trusts’ Officers or the Interested Trustee. The following table shows the compensation paid to the Trust’s Independent Trustees for the most recently completed fiscal year ended December 31, 2021:

Name	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation from Fund Complex Paid to Trustees[2]
Gale K. Caruso	$241,000	N/A	$339,500
Andrew J. Iseman	$241,000	N/A	$339,500
Paul A. Keller	$277,000	N/A	$301,625
Lucie H. Moore	$251,000	N/A	$353,625
Nooruddin (Rudy) Veerjee	$313,000	N/A	$363,625
	$1,323,000	N/A	$1,697,875

1 Includes compensation deferred by Paul A. Keller and Nooruddin (Rudy) Veerjee of $80,000 and $60,000, respectively, pursuant to the Deferred Compensation Plan.

2 Compensation paid by the Trust is for the fiscal year ended December 31, 2021 and by Pacific Funds is for the fiscal year ended March 31, 2022. These amounts exclude deferred compensation, if any, because such amounts were not paid during the relevant periods.

Investment Adviser

Pacific Life Fund Advisors LLC (“PLFA” or “Adviser”), a Delaware limited liability company and a wholly-owned subsidiary of Pacific Life, serves as investment adviser to the Trust pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust and PLFA. The original advisory agreement for the Trust was entered into between Pacific Life and the Trust and was approved by the then-existing Board of Trustees, including a majority of the Independent Trustees who were not parties to that Advisory Agreement, at a Board meeting held on July 21, 1987, and by the shareholders of the Trust at a Meeting of Shareholders held on October 28, 1988. The Advisory Agreement (as amended and restated) was subsequently transferred from Pacific Life to PLFA in 2007.

PLFA is responsible for overseeing the investment program for the Trust. PLFA also furnishes to the Board of Trustees, which has responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund. Under the terms of the Advisory Agreement, PLFA is obligated to manage the Trust’s Funds in accordance with applicable laws and regulations. PLFA is located at 700 Newport Center Drive, Newport Beach, California 92660. See the “Information About the Managers” section for additional information regarding PLFA.

The Advisory Agreement will continue in effect until December 31, 2022, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Agreement. The Advisory Agreement and each sub-advisory agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days written notice by any party to the Advisory Agreement or sub-advisory agreement, respectively, and each agreement will terminate automatically if assigned.

Pacific Life is a Nebraska domiciled life insurance company that provides life insurance products, individual annuities and mutual funds and offers to individuals, businesses, and pension plans a variety of investment products and services in all states except New York. Pacific Life & Annuity Company (“PL&A”), a subsidiary of Pacific Life, is a life insurance company licensed to issue individual life insurance and annuity products in the state of New York. PL&A is an Arizona domiciled life insurance company and a subsidiary of Pacific Life.

Pacific Life was established on January 2, 1868 under the name, “Pacific Mutual Life Insurance Company of California.” It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 2, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

SEC Exemptive Order

Under an exemptive order from the SEC, PLFA and the Trust can enter into and materially amend agreements with sub-advisers (except, as a general matter, sub-advisers affiliated with PLFA) without shareholder approval. Prior to, or within 90 days of the effective date of any new sub-advisory agreement, shareholders of the affected Fund will be sent an “information statement” about the sub-adviser. In 2016, the Trust’s shareholders approved PLFA and the Trust to apply for an expanded order from the SEC to (i) permit changing and materially amending agreements with affiliated sub-advisers (in addition to unaffiliated sub-advisers) without shareholder approval, (ii) provide access to an information statement on the Trust’s web site rather than mailing it to shareholders, (iii) permit flexibility regarding the method of providing notice of an information statement, and (iv) amend the content of the information included in an information statement. PLFA and the Trust have applied for such an expanded order. If such expanded order is granted by the SEC, subject to the conditions of any such order the Trust plans to (i) post only (rather than mail) information statements regarding a new sub-adviser on the Trust’s web site within 90 days following the effective date of a new sub-advisory agreement, (ii) utilize streamlined methods to notify shareholders of the posting of an information statement (such as including notice in a supplement or other document provided to shareholders), and (iii) amend the content of an information statement to remove information that is or will be posted elsewhere on the Trust’s web site or that is determined by the Adviser and the Trust to be not relevant. In addition, the expanded order is expected to permit the Board of Trustees to meet to approve sub-advisory agreements by any means of communication that allows Board members to hear each other simultaneously during the meeting (i.e., by telephonic conference call, by video conference, etc.) rather than holding an in-person meeting, if necessary.

Investment Advisory Fee Schedules

The Trust pays the Adviser a fee for its services under the Advisory Agreement, as reflected in the table below, based on an annual percentage of the average daily net assets of each Fund (the “investment advisory fee” or “management fee”).

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
Emerging Markets Debt Portfolio[1]	0.785% on first $1 billion
0.755% on next $1 billion
0.725% on next $2 billion
0.705% on excess
International Small-Cap Portfolio[2]	0.85% on first $1 billion
0.82% on next $1 billion
0.79% on next $2 billion
0.77% on excess
Mid-Cap Value Portfolio	0.70% on first $1 billion
0.65% on next $1 billion
0.60% on excess
Equity Index Portfolio	0.05% on first $4 billion
0.03% on excess
Small-Cap Index Portfolio	0.30% on first $4 billion
0.28% on excess
Small-Cap Equity Portfolio[3]	0.75% on first $1 billion
Small-Cap Value Portfolio	0.72% on next $1 billion
0.69% on next $2 billion
0.67% on excess
PD Large-Cap Growth Index Portfolio	0.14% on first $300 million
PD Large-Cap Value Index Portfolio	0.12% on excess
PD Mid-Cap Index Portfolio
PD Small-Cap Growth Index Portfolio
PD Small-Cap Value Index Portfolio
Large-Cap Value Portfolio	0.65% on first $100 million
0.61% on next $900 million
0.58% on next $3 billion
0.56% on excess
Health Sciences Portfolio	0.90% on first $1 billion
Technology Portfolio	0.87% on next $1 billion
0.84% on next $2 billion
0.82% on excess
PD Emerging Markets Index Portfolio[4]	0.60% on first $50 million
0.35% on excess
PD International Large-Cap Index Portfolio[5]	0.25% on first $100 million
0.20% on excess

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
Value Portfolio[6]	0.75% on first $100 million
Focused Growth Portfolio	0.71% on next $900 million
Large-Cap Growth Portfolio[7]	0.68% on next $3 billion
0.66% on excess
Value Advantage Portfolio	0.66% on first $4 billion
0.64% on excess
International Value Portfolio	0.65% on first $4 billion
Mid-Cap Equity Portfolio	0.63% on excess
International Large-Cap Portfolio[8]	0.85% on first $100 million
0.77% on next $900 million
0.75% on next $3 billion
0.73% on excess
Growth Portfolio	0.55% on first $4 billion
0.53% on excess
Small-Cap Growth Portfolio	0.60% on first $4 billion
0.58% on excess
Mid-Cap Growth Portfolio[9]	0.70% on first $4 billion
0.68% on excess
Real Estate Portfolio[10]	0.90% on first $100 million
0.82% on next $900 million
0.80% on next $3 billion
0.78% on excess
Large-Cap Core Portfolio	0.45% on first $4 billion
0.43% on excess
Emerging Markets Portfolio	0.80% on first $4 billion
0.78% on excess
Floating Rate Income Portfolio	0.65% on first $1 billion
0.62% on next $1 billion
0.59% on next $2 billion
0.57% on excess
Core Income Portfolio	0.50% on first $4 billion
0.48% on excess
Diversified Bond Portfolio	0.40% on first $4 billion
High Yield Bond Portfolio	0.38% on excess
Inflation Managed Portfolio
Intermediate Bond Portfolio
Managed Bond Portfolio[11]
Short Duration Bond Portfolio
PSF DFA Balanced Allocation Portfolio	0.20%
Pacific Dynamix - Conservative Growth Portfolio
Pacific Dynamix - Moderate Growth Portfolio
Pacific Dynamix - Growth Portfolio
Portfolio Optimization Conservative Portfolio	0.10%
Portfolio Optimization Moderate-Conservative Portfolio
Portfolio Optimization Moderate Portfolio
Portfolio Optimization Growth Portfolio
Portfolio Optimization Aggressive-Growth Portfolio
PD 1-3 Year Corporate Bond Portfolio	0.20% on first $50 million
0.19% on next $50 million
0.14% on excess
PD Aggregate Bond Index Portfolio	0.16% on first $50 million
0.15% on next $50 million

Fund	Annual Investment Advisory Fee (as a percentage of average daily net assets)
0.14% on excess
PD High Yield Bond Market Portfolio	0.35% on first $50 million
0.22% on next $50 million
0.14% on excess
Dividend Growth Portfolio	0.70% on first $100 million
0.66% on next $900 million
0.63% on next $3 billion
0.61% on excess
ESG Diversified Portfolio	0.20%
ESG Diversified Growth Portfolio
Hedged Equity Portfolio	0.60%
International Growth Portfolio	0.85% on first $100 million
0.75% on next $100 million
0.70% on next $300 million
0.65% on excess

1 PLFA has agreed to waive 0.05% of its investment advisory fee for the Emerging Markets Debt Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

2 PLFA has agreed to waive 0.015% of its investment advisory fee for the International Small-Cap Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

3 PLFA has agreed to waive 0.10% of its investment advisory fee for the Small-Cap Equity Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

4 PLFA has agreed to waive 0.44% of its investment advisory fee on the first $50 million of assets and waive 0.18% on all assets above $50 million for the PD Emerging Markets Index Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

5 PLFA has agreed to waive 0.10% of its investment advisory fee on the first $100 million of assets and waive 0.05% on all assets above $100 million for the PD International Large-Cap Index Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

6 PLFA has agreed to waive 0.075% of its investment advisory fee for the Value Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

7 PLFA has agreed to waive 0.045% of its investment advisory fee for the Large-Cap Growth Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

8 PLFA has agreed to waive 0.03% of its investment advisory fee for the International Large-Cap Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

9 PLFA has agreed to waive 0.025% of its investment advisory fee for the Mid-Cap Growth Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

10 PLFA has agreed to waive 0.09% of its investment advisory fee for the Real Estate Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

11 PLFA has agreed to waive 0.015% of its investment advisory fee for the Managed Bond Portfolio through April 30, 2023. There is no guarantee that PLFA will continue such waiver after that date.

Investment Advisory Fees Paid or Owed

The chart below reflects the net investment advisory fees paid or owed (i.e., after any advisory fee waivers) to PLFA from the Funds listed below, including the net investment advisory fees paid or owed to any sub-advisers by PLFA, for the three most recent fiscal years ended:

Fund	12/31/21	12/31/20		12/31/19
Core Income Portfolio	$ 3,201,446	$2,555,182		$2,593,060
Diversified Bond Portfolio	$ 18,487,883	$16,956,237		$16,564,552
Dividend Growth Portfolio	$ 11,794,162	$10,691,133		$8,490,663
Emerging Markets Debt Portfolio[1]	$ 4,024,603[2]	$5,719,546	[2]	$6,336,194[2]
Emerging Markets Portfolio	$ 12,063,327	$11,114,162		$11,860,370
Equity Index Portfolio	$ 2,048,298	$1,683,664		$1,538,737
ESG Diversified Portfolio[3]	$ 18,771	N/A		N/A
ESG Diversified Growth Portfolio[4]	$ 4,435	N/A		N/A
Floating Rate Income Portfolio	$ 2,479,853[5]	$2,908,227	[5]	$3,726,200[5]
Focused Growth Portfolio	$ 5,201,809	$1,788,919		$1,579,748
Growth Portfolio	$ 12,194,744	$11,607,120		$9,883,559
Health Sciences Portfolio	$ 4,256,429	$3,708,180		$3,520,154
Hedged Equity Portfolio[6]	$ 151,744	N/A		N/A
High Yield Bond Portfolio	$ 5,358,832	$4,948,488		$4,616,209
Inflation Managed Portfolio	$ 2,086,005	$1,862,668		$1,985,371

Fund	12/31/21	12/31/20		12/31/19
Intermediate Bond Portfolio[7]	$ 4,967,043	$818,446		N/A
International Growth Portfolio[8]	$ 886,237	N/A		N/A
International Large-Cap Portfolio	$ 12,117,098[9]	$11,106,272		$13,104,172
International Small-Cap Portfolio	$ 2,342,501[10]	$2,151,032		$2,894,311
International Value Portfolio	$ 7,595,904	$6,414,458		$10,316,831
Large-Cap Growth Portfolio	$ 8,644,884[11]	$9,246,616	[11]	$8,816,993[11]
Large-Cap Value Portfolio	$ 8,401,850	$8,383,903		$7,498,049
Large-Cap Core Portfolio	$ 5,049,001	$4,934,879		$4,748,043
Managed Bond Portfolio	$ 10,970,515[12]	$12,985,697	[12]	$12,968,107
Mid-Cap Equity Portfolio	$ 5,357,247	$5,042,925		$6,684,029
Mid-Cap Growth Portfolio	$ 8,258,437[13]	$6,041,387	[13]	$6,146,738[13]
Mid-Cap Value Portfolio	$ 5,999,561	$5,655,540		$7,291,734
Pacific Dynamix - Conservative Growth Portfolio	$ 1,297,530	$1,166,140		$1,091,866
Pacific Dynamix - Growth Portfolio	$ 3,114,850	$1,966,435		$1,576,855
Pacific Dynamix - Moderate Growth Portfolio	$ 5,755,425	$4,955,087		$4,828,522
PD 1-3 Year Corporate Bond Portfolio	$ 369,082	$340,078		$375,296
PD Aggregate Bond Index Portfolio	$ 1,541,750	$1,270,242		$1,284,510
PD Emerging Markets Index Portfolio	$ 668,851[14]	$846,804		$788,641
PD High Yield Bond Market Portfolio	$ 855,346	$698,587		$589,980
PD International Large-Cap Index Portfolio	$ 1,079,988[15]	$1,107,943		$1,115,661
PD Large-Cap Growth Index Portfolio	$ 947,750	$1,048,245		$922,925
PD Large-Cap Value Index Portfolio	$ 972,272	$1,017,724		$943,352
PD Mid-Cap Index Portfolio[16]	$ 711,323	$97,623		N/A
PD Small-Cap Growth Index Portfolio	$ 171,697	$86,080		$75,866
PD Small-Cap Value Index Portfolio	$ 242,826	$82,066		$89,629
Portfolio Optimization Aggressive-Growth Portfolio	$ 2,040,625	$1,797,918		$1,953,049
Portfolio Optimization Conservative Portfolio	$ 1,578,164	$1,618,069		$1,536,563
Portfolio Optimization Growth Portfolio	$ 8,775,422	$7,976,640		$8,616,932
Portfolio Optimization Moderate Portfolio	$ 9,760,323	$9,360,121		$10,073,653
Portfolio Optimization Moderate-Conservative Portfolio	$ 2,307,191	$2,290,916		$2,468,939
PSF DFA Balanced Allocation Portfolio	$ 709,760	$520,893		$406,004
Real Estate Portfolio	$ 3,789,481[17]	$3,750,261	[17]	$4,711,926[17]
Short Duration Bond Portfolio	$ 5,963,690	$5,952,656		$5,520,274
Small-Cap Equity Portfolio	$ 2,722,075[18]	$1,165,102	[18]	$1,609,876[18]
Small-Cap Growth Portfolio	$ 1,810,808	$1,445,666		$1,225,614
Small-Cap Index Portfolio	$ 2,580,762	$1,958,740		$2,090,075
Small-Cap Value Portfolio	$ 4,235,402	$2,045,889		$2,812,053
Technology Portfolio	$ 2,703,617	$2,068,530		$1,553,537
Value Portfolio	$ 6,965,993[19]	$5,420,454	[19]	$6,877,837[19]
Value Advantage Portfolio	$ 7,005,491	$6,307,953		$6,037,828

1 Principal Global Investors, LLC became the sub-adviser of the Emerging Markets Debt Portfolio on November 1, 2021. Ashmore Investment Management Limited served as the sub-adviser prior to that date.

2 The amounts shown are net of an advisory fee waiver of $134,042, $149,531 and $165,783 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

3 ESG Diversified Portfolio commenced operations on April 30, 2021. As such, there are no investment advisory fees paid or owed prior to that date.

4 ESG Diversified Growth Portfolio commenced operations on October 29, 2021. As such, there are no investment advisory fees paid or owed prior to that date.

5 The amount shown are net of an advisory fee waiver of $206,654, $242,352, and $269,851 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

6 Hedged Equity Portfolio commenced operations on April 30, 2021. As such, there are no investment advisory fees paid or owed prior to that date.

7 Intermediate Bond Portfolio commenced operations on October 23, 2020. As such, there are no investment advisory fees paid or owed prior to that date.

8 International Growth Portfolio commenced operations on October 29, 2021. As such, there are no investment advisory fees paid or owed prior to that date.

9  The amount shown is net of an advisory fee waiver of $493,212 by PLFA in fiscal year 2021.

10 The amount shown is net of an advisory fee waiver of $6,688 by PLFA in fiscal year 2021.

11 The amounts shown are net of an advisory fee waiver of $588,535, $631,174, and $592,750 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

12 The amounts shown are net of an advisory fee waiver of $427,423, and $207,041 by PLFA in fiscal years 2021 and 2020, respectively.

13 The amounts shown are net of an advisory fee waiver of $305,868, $223,754, and $194,461 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

14 The amount shown is net of an advisory fee waiver of $441,350 by PLFA in fiscal year 2021.

15 The amount shown is net of an advisory fee waiver of $254,025 by PLFA in fiscal year 2021.

16 PD Mid-Cap Index Portfolio commenced operations on October 23, 2020. As such, there are no investment advisory fees paid or owed prior to that date.

17 The amounts shown are net of an advisory fee waiver of $457,333, $452,498, and $571,059 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

18 The amounts shown are net of an advisory fee waiver of $418,781, $179,249, and $339,437 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

19 The amounts shown are net of an advisory fee waiver of $822,985, $194,117, and $127,145 by PLFA in fiscal years 2021, 2020 and 2019, respectively.

For Funds with a management fee waiver agreement in place, there is no guarantee that PLFA will continue such waiver after the expiration date of the fee waiver agreement referenced therein. Unless otherwise noted, each fee waiver agreement automatically renews annually for a successive one-year term unless PLFA provides at least 30 days written notice of the termination of the agreement prior to beginning of the next applicable one-year term. A fee waiver agreement may also be terminated by the Trust upon 90 days written notice to PLFA.

All Funds (except the Portfolio Optimization Portfolios, Pacific Dynamix Portfolios and Pacific Dynamix Underlying Funds): To help limit expenses, PLFA has agreed to reimburse each Fund for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average net assets through April 30, 2023. These operating expenses include but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax and certain legal services; preparation, printing, filing, and distribution to existing shareholders of prospectuses, shareholder reports and other regulatory documents, as applicable; Independent Trustees’ fees and expenses; and establishing, overseeing and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees, if any; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the Trust’s Independent Trustees. Any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment combined with certain “Other Expenses” would be limited to the lesser of: (i) the expense cap at the time of the reimbursement or (ii) the Fund’s then-current expense cap. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2023. Unless otherwise noted, the expense limitation agreement automatically renews annually for a successive one-year term unless PLFA provides at least 10 days written notice of the termination of the agreement prior to beginning of the next applicable one-year term. The expense limitation agreement may also be terminated by the Trust upon approval of the Board and prior written notice to PLFA.

Pacific Dynamix Portfolios: To help limit expenses, PLFA has agreed to reimburse each Pacific Dynamix Portfolio to the extent the total operating expenses (excluding extraordinary expenses) of the Fund and its proportional share of fees and expenses in the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% for Class I shares and 0.39% for Class P shares of a Fund’s average net assets through April 30, 2023. Any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Funds, but not above the expense cap. There can be no assurance that the expense limitation agreement will be continued beyond April 30, 2023 for the Pacific Dynamix Portfolios.

For the last three fiscal years ended December 31, PLFA reimbursed and/or recouped the following amounts from the following Funds:

	Investment Adviser Expense Reimbursements			Investment Adviser Recoupment
Fund	12/31/21	12/31/20	12/31/19	12/31/21	12/31/20	12/31/19
ESG Diversified Portfolio	$44,602	N/A	N/A	$—	N/A	N/A
ESG Diversified Growth Portfolio	$16,372	$—	$—	$—	$—	$—
Hedged Equity Portfolio	$56,649	$—	$—	$—	$—	$—
Pacific Dynamix – Conservative Growth Portfolio	$226,369	$299,326	$314,004	$—	$—	$—
Pacific Dynamix – Growth Portfolio	$521,634	$476,844	$435,967	$—	$—	$—
Pacific Dynamix – Moderate Growth Portfolio	$908,902	$1,115,577	$1,220,228	$—	$—	$—

Other Expenses of the Trust

The Trust bears all costs of its operations. These costs may include expenses for custody, audit and tax fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Trust’s Chief Compliance Officer), accounting expenses, brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Trust’s net asset value, recordkeeping expenses, expenses of transitioning to new Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

The Trust is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Trust and its shares on state and federal levels, legal and accounting services, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders. Certain fund expenses directly attributable to a particular Fund are charged to that Fund (such as portfolio-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

The Trust, Pacific Life and PLFA have entered into an agreement for administration and support services, as amended from time to time, (the “Support Services Agreement”) pursuant to which Pacific Life and/or PLFA provide support services such as those described above, including legal, compliance, accounting, tax, chief compliance officer services, and administrative services. Under the terms of the Support Services Agreement, it is not intended that Pacific Life and PLFA will profit from these services to the Trust.

The Trust paid or owed to Pacific Life and/or PLFA $4,492,418 during 2021 representing 0.006%, of the Trust’s average daily net assets for its services under the Support Services Agreement. The Trust paid or owed to Pacific Life $4,352,164 and $4,415,675 during 2020 and 2019, respectively, both representing 0.006% of the Trust’s average daily net assets pursuant to the Support Services Agreement. The fees anticipated to be paid for fiscal year 2022 under the Support Services Agreement are expected to be approximately 0.006% of the Trust’s average daily net assets.

Distribution and/or Service Plans. The Trust has adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of the Fund. The Service Plan is not adopted as a distribution or “12b-1 plan” in accordance with Rule 12b-1 under the 1940 Act. For the fiscal year ended December 31, 2021, the Trust paid $89,415,744 in aggregate to the Distributor pursuant to the Service Plan.

The Trust has adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund charge a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. For the Fiscal year ended December 31, 2021, the Trust paid $886,126 in aggregate to the Distributor pursuant to the 12b-1 Plan.

The dollar amounts and the manner in which distribution fee amounts paid by each Fund under the 12b-1 Plan were spent, were as follows:

For the fiscal year ended 12/31/21
Fund	Class D
PSF DFA Balanced Allocation Portfolio
(i) allocation of distribution-related overhead expenses	$177,226
(ii) printing and mailing of sales material to prospective shareholders	$—
(iii) compensation to broker-dealers	$—
(iv) printing and mailing of prospectuses to other than current shareholders	$—

Under the Class I Service Plan and Class D 12b-1 Plan, the service fees may be used by the Distributor to provide or procure service activities related to the variable annuity contract and variable life insurance policy owners (“Contract Owners”) of the participating insurers who use the Trust as the underlying investment Trust for their contracts (“Variable Accounts”), for services related to the Trust and its Funds. These services may include, but are not limited to (i) providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust, including support relating to dollar cost averaging, asset allocation, portfolio rebalancing, and pre-authorized purchase and redemption orders and enhancing processing, technology, providing support for accepting or executing transfer instructions and electronic capability regarding the same insofar as it effects the Trust and its Funds; (ii) answering shareholder and Contract Owner questions regarding the Trust, its Funds, its Managers and/or other service providers; (iii) researching and providing historical Variable Account activity related to the Trust for Variable Accounts requesting it; (iv) responding to inquiries regarding the Prospectuses, including this SAI, and supplements thereto, reports, notices, proxies and proxy statements and other information regarding the Trust; (v) payment of compensation to broker/dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of the above services; (vi) overhead and other expenses of the Distributor related to service activities, including but not limited to, telephone and other communications expenses, including broker/dealer communication expenses, and website maintenance expenses; and (vii) provision of other services deemed appropriate by the Distributor. Service fees may also be spent on obligations relating to shareholder and Contract Owner servicing that arose prior to the effective date of the Service Plan or 12b-1 Plan.

These amounts are intended to be treated as service fees under the applicable rule of the Financial Industry Regulatory Authority (“FINRA”) regarding asset-based sales charges for investment companies.

Under the Class D 12b-1 Plan, the distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or Variable Accounts offering Class D shares, including compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing Contract Owners; advertising; and the preparation, printing and distribution of sales literature. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a Fund’s Class D shares, and allocates other expenses to the Fund based on its relative net assets. Expenses allocated to a Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. If in any year the Distributor’s expenses incurred in connection with the distribution of shares and in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the distribution and servicing fees paid by Class D shares of a Fund, the Distributor would recover such excess only if the 12b-1 Plan with respect to such class of shares continues to be in effect in some later year when the distribution and servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the 12b-1 Plan terminates. The Trustees believe that the Plans will provide benefits to the Trust. The Trustees believe that the Plans will result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of sales and redemptions of Fund shares that would occur in the absence of the Plans or under alternative distribution and servicing schemes. Although the Trust’s expenses are essentially fixed, the Trustees believe that the effect of the Plans on sales and/or redemptions may benefit the Funds by reducing Fund expense ratios and/or by affording greater flexibility to Managers.

For the Trust’s fiscal year ended December 31, 2021, there were no aggregate unreimbursed expenses under the 12b-1 Plan.

The Service Plan and 12b-1 Plan are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor in their periodic review of these Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

Many of the Distributor’s servicing efforts involve the Trust as a whole, so that fees paid by the Funds may indirectly support servicing efforts relating to other Funds.

The Service Plan and 12b-1 Plan will continue in effect with respect to a Fund for successive one-year periods, provided that each such continuance is specifically approved by the vote of a majority of the Trustees, including the Independent Trustees. If the Service Plan or the 12b-1 Plan is terminated (or not renewed) with respect to one or more Fund, it may continue in effect with respect to any Fund as to which it has not been terminated (or has been renewed).

INFORMATION ABOUT THE MANAGERS

Management Firms

PLFA serves as investment adviser and directly manages the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Portfolio Optimization Portfolios and Pacific Dynamix Portfolios. PLFA takes on the entrepreneurial risks associated with the launch of each new Fund and its ongoing operations. In addition, PLFA supports the Board oversight process by, among other things, acting on Board instructions relating to the Funds and providing reports and other information requested by the Board from time to time.

Each sub-adviser has entered into a sub-advisory agreement with the Trust and the Adviser. Each sub-adviser provides investment advisory services to the applicable Fund. With respect to the sub-advised Funds, PLFA has the ultimate responsibility in overseeing and monitoring the services provided by the sub-advisers. PLFA evaluates the performance of each sub-adviser and the sub-adviser’s execution of a Fund’s investment strategies, as well as the sub-adviser’s adherence to the Fund’s investment objectives and policies. PLFA conducts risk analysis and performance attribution to analyze a Fund’s performance and risk profile and works with a sub-adviser to implement changes to a Fund’s strategies when appropriate. PLFA’s analysis and oversight of a sub-adviser may result in PLFA’s recommendation to the Board of Trustees that a sub-adviser be terminated or replaced.

PLFA also conducts ongoing due diligence on sub-advisers involving onsite visits, in-person meetings and/or telephonic meetings, including due diligence of each sub-adviser’s written compliance policies and procedures and assessments of each sub-adviser’s compliance program and code of ethics. PLFA also provides services related to, among others, the valuation of Fund securities, risk management, transition management and oversight of trade execution and brokerage services.

PLFA also conducts searches for new sub-advisers for new Funds or to replace existing sub-advisers when appropriate and coordinates the on-boarding process for new sub-advisers, including establishing trading accounts to enable the sub-adviser to begin managing Fund assets. Additionally, in the event that a sub-adviser was to become unable to manage a Fund, PLFA has implemented plans to provide for the continued management of the Fund’s portfolio. PLFA oversees and implements transition management programs when significant changes are made to a Fund, including when a sub-adviser is replaced or when there are large purchases or withdrawals, to seek to reduce transaction costs for a Fund. PLFA also monitors and regulates large purchase and redemption orders to minimize potentially adverse effects on a Fund.

Certain Funds are managed by multiple sub-advisers. For those Funds, PLFA determines the portion of the Fund to be managed by each sub-adviser and may change the allocation from time to time. PLFA can recommend the addition of a sub-adviser to a Fund when it believes the Fund would benefit from additional investment strategies and sub-advisers.

The information below provides organizational information on each of the Managers, which includes, if applicable, the name of any person(s) who controls the Manager, the basis of the person’s control, and the general nature of the person’s business. It is followed by information regarding the compensation structure, other accounts managed, material conflicts of interests, and beneficial interest of each Manager (including PLFA, as well as sub-subadvisers) of the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, have different management requirements, and be affected by different conflicts of interests.

AllianceBernstein L.P. (“AB”)

AB, a Delaware limited partnership, is a leading global investment adviser. The majority of AB limited partnership units are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded leading financial services company. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AB and AllianceBernstein Holding L.P., a publicly traded partnership.

American Century Investment Management, Inc. (“American Century”)

American Century is a wholly-owned, privately held subsidiary of American Century Companies, Inc. (“ACC”). ACC is a holding company for American Century and the other companies in the American Century Investments Complex. The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock is a registered investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States.

Boston Partners Global Investors, Inc. (“Boston Partners”)

Boston Partners is a registered investment adviser organized in Delaware. Boston Partners is an indirect wholly owned subsidiary of ORIX Corporation, a diversified financial services company based in Japan.

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial service industry through its subsidiaries.

Delaware Investments Fund Advisers (“DIFA”)

DIFA is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Asset Management” is the marketing name for certain companies comprising the asset management division of Macquarie.

FIAM LLC (“FIAM”)

FIAM is an indirect wholly-owned subsidiary of FMR LLC, which is the parent company of a group of related companies commonly referred to as “Fidelity Investments” or “Fidelity.”

FIAM and Geode Capital Management, LLC (“Geode”)

FIAM serves as sub-adviser, and Geode serves as the sub-subadviser, to certain Funds of the Trust. Geode is neither a subsidiary nor an affiliate of FIAM. Geode is a subsidiary of Geode Capital Holdings LLC.

Franklin Mutual Advisers, LLC (“Franklin”)

Franklin is a wholly owned subsidiary of Franklin Resources Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

Invesco Advisers, Inc. (“Invesco”)

Invesco, as successor in interest to multiple investment advisers, is an indirect, wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

Janus Henderson Investors US LLC (formerly known as Janus Capital Management LLC) (“Janus”)

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger between Janus Capital Group Inc. and Henderson Group plc. JHG is a publicly-traded independent asset management firm.

J.P. Morgan Investment Management Inc. (“JPMorgan”)

JPMorgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. JPMorgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co.

MFS Investment Management (“MFS”)

Massachusetts Financial Services Company, doing business as MFS Investment Management, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization).

Pacific Asset Management LLC (“Pacific Asset Management”)

Founded in 2007, Pacific Asset Management specializes in credit oriented fixed income strategies. Pacific Asset Management LLC is an SEC registered investment adviser and an indirect wholly-owned subsidiary of Pacific Life Insurance Company.

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.

Absent an order from the SEC or other relief, the Managed Bond and Inflation Managed Portfolios generally cannot engage in principal transactions with the affiliated brokers and certain other affiliated entities, and the Managed Bond and Inflation Managed Portfolios’ ability to purchase securities underwritten by an affiliated broker or to utilize affiliated brokers for agency transactions will be subject to regulatory restrictions. PIMCO has advised that it does not believe that the above restrictions on transactions with affiliated brokers would materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or their overall performance.

Principal Global Investors, LLC (“PGI”)

Principal Global Investors, LLC is a diversified asset management organization and one of the companies which make up the institutional asset-management arm of Principal Financial Group® (“The Principal®”). The Principal® is a public company listed on the NASDAQ offering a wide range of financial products and services through a diverse family of financial services companies.

Principal Real Estate Investors, LLC (“Principal REI”)

Principal REI is a diversified asset management organization and an indirect subsidiary of Principal Financial Group, Inc.® (“The Principal®”). The Principal® is a public company listed on the NASDAQ offering a wide range of financial products and services through a diverse family of financial services companies.

Scout Investments, Inc. (“Scout”)

Scout is a nationally recognized institutional investment manager that offers an array of equity and fixed income products. Scout is a wholly-owned subsidiary of Carillon Tower Advisers, Inc., an SEC registered investment adviser and wholly-owned subsidiary of Raymond James Financial, Inc. Prior to November 17, 2017, Scout was a wholly-owned subsidiary of UMB Financial Corporation.

SSGA Funds Management, Inc. (“SSGA FM”)

SSGA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which, in turn, is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of SSGA FM and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Founded in 1937 by the late Thomas Rowe Price Jr., T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company with offices all over the world. T. Rowe Price and its affiliates manage individual and institutional investor accounts.

Wellington Management Company LLP (“Wellington”)

Wellington is a Delaware limited liability partnership. Wellington is a global asset management firm that provides investment services to financial intermediaries, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 90 years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset operates from offices in California and New York. Western is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

The following provides information regarding each Manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Trust. Each individual or team member is referred to as a portfolio manager in this section. The Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or the Managers against one another. Each Manager is a separate entity that may employ different compensation structures, have different management requirements, and be affected by different conflicts of interests.

Compensation Structures and Methods

The following describes the structure of, and the method(s) used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each portfolio manager as of the Trust’s fiscal year ended December 31, 2021, unless otherwise noted. The descriptions could include compensation benchmarks, which are chosen by the particular Manager and may or may not match a Fund’s benchmark index or other indices presented in the Prospectuses.

AB

Compensation. AB’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AB’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers. Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns, pre-tax, are determined based on the benchmark and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. The benchmark for compensation purposes for the Small-Cap Value Portfolio is the Russell 2000 Value Index. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). Factors may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

American Century

American Century’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally customized peer groups. For the Value Portfolio, the performance benchmark used for compensation purposes is the Russell 1000 Value Index. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group.

A second factor in the bonus calculation relates to the performance of a number of American Century mutual funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed, and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability, or individual performance goals, such as research projects and/or the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

BlackRock

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation — Messrs. Kemp, Ruvinsky, Liu and Lee and Ms. Xie

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Lawrence Kemp Phil Ruvinsky	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell 2500 Growth Index; Russell MidCap Growth Index
Erin Xie, PhD Xiang Liu, PhD Jeff Lee	FTSE 3-month T-bill Index; MSCI ACWI 25% Call Overwrite Index; MSCI All Country World Index (Net Total Return); MSCI WRLD HealthCare ND; Russell 3000 HealthCare Index

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Discretionary Incentive Compensation — Mses. Henige, Hsui and Whitelaw, and Mr. Whitehead

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Henige, Hsui and Whitelaw, and Mr. Whitehead is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Boston Partners

As an established investment management firm, with investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, Boston Partners believes in having compensation, work environment and other incentives in place which reflect the value they place in their primary asset – their people.  All Boston Partners investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through their bonus program, key investment professionals are rewarded primarily for strong investment performance. Boston Partners believes this aligns their Boston Partners team firmly with their clients’ objectives.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1. Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

2. Product Investment Performance: performance of the investment product(s) with which the individual is involved relative to the applicable benchmark for each client portfolio;

3. Investment Team Performance: the financial results of the investment group with their client’s assets; and

4. Firm-wide Performance: the overall financial performance of Boston Partners.

Boston Partners’ long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees.  Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards. Boston Partners retains professional compensation consultants with asset management expertise to periodically review their practices to ensure that they remain highly competitive.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

• Cash Incentive Award.

• ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

• Franklin Templeton Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Templeton restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

• Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

• Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

• Overall firm profitability and performance;

• Amount and nature of assets managed by the portfolio manager;

• Contributions for asset retention, gathering and client satisfaction;

• Contribution to mentoring, coaching and/or supervising;

• Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

• Market compensation survey research by independent third parties.

The benchmark used to measure the performance of the portfolio manager for the Large-Cap Value Portfolio is the Russell 1000 Value Index.

The benchmark used to measure the performance of the portfolio managers for the International Growth Portfolio is the MSCI EAFE Index.

DIFA

Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – Effective April 1, 2022, each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the "bonus pool" for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MAM Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

FIAM

Sam Chamovitz is the portfolio manager of the International Small-Cap Portfolio and receives compensation for those services. As of December 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR LLC, FIAM’s ultimate parent company, or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliates equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) and the average asset size of those fund(s), account(s) and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s) and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Chamovitz’s bonus that is linked to the investment performance of the International Small-Cap Portfolio and is based on the lead account’s pre-tax investment performance measured against the MSCI ACWI (All Country World Index) ex USA Small Cap (net MA tax), and the lead account’s pre-tax investment performance (based on the performance of the lead account’s retail class) within the Lipper International Small Cap Funds. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Franklin

The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

● Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

● Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

● Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

● Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

For the Small-Cap Equity Portfolio, the benchmark for compensation purposes is the Russell 2000 Value and the peer group is the Small Cap Value Equity.

Geode

Louis Bottari is a senior portfolio manager and receives compensation for his services. Peter Matthews is a senior portfolio manager and receives compensation for his services. Payal Gupta is a portfolio manager and receives compensation for her services. Robert Regan is a portfolio manager and receives compensation for his services. Navid Sohrabi is a portfolio manager and receives compensation for his services. As of December 31, 2021, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager’s bonus is linked to the relative pre-tax investment performance of the PD Emerging Markets Index Portfolio measured against the MSCI Emerging Markets Index, and the PD International Large-Cap Index Portfolio measured against the MSCI World ex USA Large Cap Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as compared to the performance of the relevant fund peer group. Comparisons are made on a rolling one-, three- and five-year basis as of each calendar year end. Portfolio managers may be granted annual deferral award that vests on a pro-rata basis over a four-year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

The peer group category for Mr. Leverenz with respect to the Emerging Markets Portfolio is Morningstar-Diversified Emerging Markets.

Janus

The following describes the structure and method of calculating a portfolio manager’s compensation. The portfolio managers and co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Henderson’s pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance Fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks.

Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts, and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus Henderson’s standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds

Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

The benchmark used to measure the performance of the portfolio manager for the Focused Growth Portfolio is the Russell 1000 Growth Index.

JPMorgan

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures. For the Value Advantage Portfolio, the benchmark and peer group for compensation purposes is the Russell 3000 Value Index. For the Hedged Equity Portfolio, the benchmark for compensation purposes is the S&P 500 Total Return Index. For the Large-Cap Core Portfolio, the benchmark for compensation purposes is the S&P 500 Index.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific Fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

The following benchmark was used to measure the following portfolio manager’s performance for the Small-Cap Growth Portfolio:

For Michael Grossman: Russell 2000 Growth Index.

The following benchmarks were used to measure the following portfolio managers’ performance for the International Large-Cap Portfolio:

1) For Daniel Ling: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

2) For Filipe Benzinho: MSCI EAFE (Europe, Australasia, Far East) Index (net dividends).

The following benchmarks were used to measure the following portfolio managers’ performance for the Growth Portfolio:

1) For Eric Fischman: Russell 1000 Growth Index.

2) For Paul Gordon: Russell 1000 Growth Index.

3) For Bradford Mak: Russell 1000 Growth Index.

The following benchmark was used to measure the following portfolio manager’s performance for the Technology Portfolio:

For Matthew Sabel: Standard & Poor’s North American Technology Sector Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Asset Management

Pacific Asset Management uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that Pacific Asset Management believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below. High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

Funding for annual incentives is determined based on Pacific Asset Management’s annual revenue. Certain investment staff may also receive annual incentives that are funded by firm profits. Individual incentive awards are determined on both a quantitative and qualitative basis. Quantitative factors may include, but are not limited to, the pre-tax performance of the applicable portfolio compared to an appropriate benchmark index over one, three and five year periods, and product-based revenue. Personal contribution to the team, product, and clients are considered as part of the qualitative assessment. The benchmark used to measure the performance of the portfolio managers for the Core Income Portfolio is the Bloomberg Capital U.S. Aggregate Index; for the High Yield Bond Portfolio is the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index; and for the Floating Rate Income Portfolio is the Credit Suisse Leveraged Loan Index. Annual incentives are paid in cash, although certain individuals have one-third of their incentives deferred for three years. The deferrals are allocated into units reflecting underlying portfolio performance of firm investment strategies.

Long-Term Incentive:

Certain investment professionals are eligible to receive long-term incentive payments. The value of these incentives is tied to the growth in the enterprise value of Pacific Asset Management via a phantom equity plan (a contractual plan that is designed to mimic stock ownership). Incentives from this plan are determined based on a multiple of firm earnings. Initial allocations of equity have been made based on roles and responsibilities.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

PIMCO

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

• PIMCO’s pay practices are designed to attract and retain high performers;

• PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;

• PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

• PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

• Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

• Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers.

• Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance; the benchmark utilized are:

o  Managed Bond Portfolio — Bloomberg US Aggregate Bond Index

o  Inflation Managed Portfolio — Bloomberg US TIPS Index

• Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

• Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

• Contributions to mentoring, coaching and/or supervising members of team;

• Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;

• With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction. PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – The Long-Term Incentive Plan (“LTIP”) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

• The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Eligibility to participate in LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PLFA

PLFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their job responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that PLFA believes is competitive in light of the portfolio manager’s experience and responsibility. The base salary may be increased in recognition of the individual’s performance and/or an increase or change in duties and responsibilities.

In addition to a base salary, investment professionals may be eligible to receive annual and long-term incentives, each of which is derived from both quantitative and non-quantitative factors, as described below. High performing portfolio managers may receive annual and long-term incentives that constitute a substantial portion of their respective total compensation.

Annual Incentive:

The financial performance of PLFA and its parent company impact overall funding for annual incentives. Individual incentive awards are determined on a discretionary basis and consider the individual’s target incentive and personal performance, which may include both quantitative and qualitative factors. Fund performance is not a specific factor in determining a PLFA portfolio manager’s incentive compensation. However, several factors, including but not limited to an evaluation of sub-adviser selection, appropriate risk positioning, asset class allocation and investment thesis development, are taken into consideration in determining a PLFA portfolio manager’s incentive pay. Annual incentives are paid in cash with no deferral.

Long-Term Incentive: (applies to the Portfolio Optimization Portfolios only):

Investment professionals are eligible to receive long-term incentive awards on an annual basis. Awards pay out at the end of three years based on PLFA’s achievement against both quantitative and qualitative factors, with pre-tax fund performance on a rolling three-year time frame as compared against peer group benchmarks, accounting for the majority of the performance measurement. Target incentives are based on the individual’s role and responsibilities. For comparison purposes with respect to measuring the performance of the portfolio managers for the Portfolio Optimization Portfolios, the peer group benchmark for the Portfolio Optimization Conservative Portfolio is Morningstar U.S. Fund Allocation – 15% to 30% Equity; for the Portfolio Optimization Moderate-Conservative Portfolio is Morningstar U.S. Fund Allocation – 30% to 50% Equity; for the Portfolio Optimization Moderate Portfolio is the Morningstar U.S. Fund Allocation – 50% to 70%

Equity; for the Portfolio Optimization Growth Portfolio is Morningstar U.S. Fund Allocation – 70% to 85% Equity; and for the Portfolio Optimization Aggressive-Growth Portfolio is Morningstar U.S. Fund Allocation – 85%+ Equity.

Portfolio managers also participate in benefit and retirement plans available generally to all employees.

PGI

PGI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Relative performance metrics are measured on a pre-tax basis over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.

For compensation purposes, the benchmark utilized for the portfolio managers of the Emerging Markets Debt Portfolio is the J.P. Morgan Emerging Markets Blended – Equal Weighted Index.

Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into funds managed by the team via a co-investment program and is subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment) and talent retention.

Principal REI

Principal REI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels.

Variable compensation takes the form of a profit share plan with funding based on a percentage of pre-tax, pre-bonus operating earnings of the boutique. The plan is designed to provide line-of-sight to investment professionals, enabling them to share in current and future business growth while reinforcing delivery of investment performance, collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. The variable component is well aligned with client goals and objectives, with the largest determinant being investment performance relative to appropriate client benchmarks and peer groups. Relative performance metrics are measured over rolling one-year and three-year periods, calculated quarterly on a pre-tax basis, reinforcing a longer term orientation. For compensation purposes, the benchmark utilized for the portfolio managers of the Real Estate Portfolio is the MSCI U.S. REIT Index. In addition to investment performance, other discretionary factors such as team and individual results also contribute to the quantum of incentive compensation. Discretionary compensation metrics are specifically aligned with the results of the Real Estate group. The structure is uniformly applied among all investment professionals, including portfolio managers, research analysts, traders and team leaders.

Payments under the variable incentive plan may be in the form of cash or a combination of cash and deferred compensation. The amount of variable compensation delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. 40% of the deferred compensation is awarded in Principal Financial Group restricted stock units and 60% is required to be invested into funds managed by the team, via a co-investment program. Both payment vehicles are subject to a three year vesting schedule.

All senior team members have substantial investments in funds managed by the group, including deferred compensation, retirement plans and direct personal investments. It should be noted that the Company’s retirement plans and deferred compensation plans generally utilize its non-registered group separate accounts or commingled vehicles rather than the traditional mutual funds. However, in each instance these vehicles are managed in lockstep alignment with the mutual funds (i.e. “clones”).

Scout

At Scout, we believe that compensation and incentives should be aligned with our clients’ interests and the traditional value of rewarding hard work. In order for portfolio manager and analyst compensation to appropriately reflect the results delivered to our clients, we administer a compensation plan that prioritizes performance and is industry-competitive in order to retain investment talent.

The annual compensation plan for equity portfolio managers and analysts combines a competitive base salary with an annual cash bonus related to investment performance that may be in excess of 100% of base salary. Additionally, they are eligible to receive deferred long-term incentive awards.

All Scout equity portfolio managers are under long-term employment agreements which include industry standard incentives and restrictive covenants.

Portfolio Managers

For portfolio managers, the bonus plan is based on a percentage of revenue generated by products they manage and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.

Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.

Investment Analysts

For investment analysts, the bonus plan is based on a percentage of revenue generated by the products to which they contribute and incorporates investment performance and a subjective component. Investment performance accounts for two-thirds while the subjective component accounts for one-third of the bonus plan structure.

Investment performance is evaluated on a one-year, three-year, and five-year time frame. Risk-adjusted performance is typically measured relative to the median investment manager risk-adjusted performance in the strategy’s discipline, according to the Callan Consulting peer universe.

SSGA FM

SSGA FM’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA FM performance, and individual overall performance. SSGA FM’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA FM with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA FM business results, State Street allocates an incentive pool to SSGA FM to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA FM investment teams, SSGA FM recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds. The PD 1-3 Year Corporate Bond Portfolio is measured against the Bloomberg US 1-3 Year Corporate Bond Index Portfolio, the PD Aggregate Bond Index Portfolio is measured against the Bloomberg US Aggregate Bond Index and the PD High Yield Bond Market Portfolio is measured against the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The discretionary allocation of the incentive pool to the business units within SSGA FM is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA FM employees’ interests with SSGA FM clients’ and shareholders’ long-term interests.

SSGA FM recognizes and rewards outstanding performance by:

● Promoting employee ownership to connect employees directly to the company’s success.

● Using rewards to reinforce mission, vision, values and business strategy.

● Seeking to recognize and preserve the firm’s unique culture and team orientation.

● Providing all employees the opportunity to share in the success of SSGA FM.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Japan, T. Rowe Price International Ltd. and T. Rowe Price Investment Management, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. For Short Duration Bond Portfolio, relative performance and risk-adjusted performance are typically determined with reference to a broad-based index benchmark (Bloomberg 1-3 Year US Government/Credit Bond Index) and a Lipper index peer group (Short Investment Grade Debt Funds Average), although other benchmarks may be used as well. For Dividend Growth Portfolio, relative performance and risk-adjusted performance are measured as determined with reference to a broad-based index benchmark (S&P 500 Index) and the Lipper average or index (Large-Cap Growth Index), although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance for all portfolios managed by the portfolio manager.

Wellington

Wellington receives a fee based on the assets under management of each fund it manages or sub-advises. Wellington pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2021.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Portfolio Managers”) includes a base salary and incentive components.

The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager.

The Portfolio Managers’ incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Managers compared to the MSCI EAFE Index over one, three and five year periods, with an emphasis on five year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington’s business operations. Senior management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.

Western Asset

At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November. The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. The incentive bonus makes up the variable component of total compensation. Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a midyear review is conducted halfway through the fiscal year. The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses. Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role. Western Asset offers long-term incentives (in the form of deferred cash) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary, and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he or she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management’s use of and access to the money. For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three- and five-year investment performance, monitoring of risk (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process. In reviewing pre-tax investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. For the Diversified Bond Portfolio, the benchmark for compensation purposes is the Bloomberg US Aggregate Bond Index and the peer group is the Lipper Intermediate Investment Grade Debt Funds.

Other Accounts Managed

The following table includes information for each portfolio manager of the Trust regarding the number and total assets of other accounts managed as of the fiscal year ended December 31, 2021 (unless otherwise noted) that each portfolio manager has day-to-day management responsibilities for, other than the Funds they manage within the Trust (“Other Accounts Managed”). For these Other Accounts Managed, it is possible that a portfolio manager may only manage a portion of the assets of a particular account and that such portion may be substantially lower than the total assets of such account. See the Prospectuses for information on the Funds that each portfolio manager listed in the table manages within the Trust.

Other Accounts Managed are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. The table also reflects for each category if any of these Other Accounts Managed have an advisory fee based upon the performance of the account. Table data has been provided by the applicable Manager. Portfolio managers are listed alphabetically by Manager.

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
AB
James MacGregor
Registered Investment Companies	21	$8,353,792,535	None	N/A
Other Pooled Investment Vehicles	38	$1,989,785,342	None	N/A
Other Accounts	50	$3,420,721,892	None	N/A
Erik Turenchalk
Registered Investment Companies	17	$8,263,548,679	None	N/A
Other Pooled Investment Vehicles	36	$1,763,926,954	None	N/A
Other Accounts	50	$3,420,721,892	None	N/A

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
American Century
Phillip N. Davidson
Registered Investment Companies	24	$34,979,807,202	None	N/A
Other Pooled Investment Vehicles	4	$3,209,815,747	None	N/A
Other Accounts	7	$1,598,869,450	None	N/A
Adam Krenn
Registered Investment Companies	4	$4,505,011,155	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	1	$605,990	None	N/A
Philip Sundell
Registered Investment Companies	10	$8,495,721,700	None	N/A
Other Pooled Investment Vehicles	1	$18,359,629	None	N/A
Other Accounts	1	$605,900	None	N/A
Brian Woglom
Registered Investment Companies	24	$34,979,807,202	None	N/A
Other Pooled Investment Vehicles	4	$3,209,815,747	None	N/A
Other Accounts	8	$1,703,445,235	None	N/A
BlackRock
Suzanne Henige
Registered Investment Companies	66	$195,047,086,727	None	N/A
Other Pooled Investment Vehicles	6	$5,126,520,119	None	N/A
Other Accounts	None	N/A	None	N/A
Jennifer Hsui
Registered Investment Companies	323	$2,113,925,795,637	None	N/A
Other Pooled Investment Vehicles	58	$85,227,241,644	None	N/A
Other Accounts	44	$41,794,415,824	None	N/A
Lawrence G. Kemp
Registered Investment Companies	12	$40,113,078,743	None	N/A
Other Pooled Investment Vehicles	3	$3,181,392,590	None	N/A
Other Accounts	None	N/A	None	N/A
Jeff Lee
Registered Investment Companies	5	$15,108,440,553	None	N/A
Other Pooled Investment Vehicles	2	$14,964,310,606	None	N/A
Other Accounts	1	$1,945,804,104	1	$1,945,804,104
Xiang Liu
Registered Investment Companies	5	$15,108,440,553	None	N/A
Other Pooled Investment Vehicles	2	$14,964,310,606	None	N/A
Other Accounts	1	$1,945,804,104	1	$1,945,804,104
Phil Ruvinsky
Registered Investment Companies	14	$44,126,036,997	None	N/A
Other Pooled Investment Vehicles	3	$4,123,228,901	None	N/A
Other Accounts	None	N/A	None	N/A
Paul Whitehead
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Amy Whitelaw
Registered Investment Companies	359	$2,179,987,735,978	None	N/A
Other Pooled Investment Vehicles	271	$913,947,239,281	None	N/A
Other Accounts	116	$688,437,454,788	1	$2,279,017,996
Erin Xie
Registered Investment Companies	5	$15,108,440,553	None	N/A
Other Pooled Investment Vehicles	3	$15,018,600,994	1	$54,290,388
Other Accounts	1	$1,945,804,104	1	$1,945,804,104
Boston Partners
Steven L. Pollack
Registered Investment Companies	4	$23,570,199,543	None	N/A
Other Pooled Investment Vehicles	1	$905,520,709	None	N/A
Other Accounts	30	$5,399,497,119	None	N/A

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
ClearBridge
Robert Feitler
Registered Investment Companies	7	$4,094,181,795	1	$3,040,092,905
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3,580	$2,075,540,558	None	N/A
Dmitry Khaykin
Registered Investment Companies	7	$4,094,181,795	1	$3,040,092,905
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	3,606	$2,202,447,716	None	N/A
Elisa Mazen
Registered Investment Companies	3	$6,968,351,485	None	N/A
Other Pooled Investment Vehicles	6	$698,518,008	None	N/A
Other Accounts	28,431	$9,118,288,425	None	N/A
Michael Testorf
Registered Investment Companies	3	$6,968,351,485	None	N/A
Other Pooled Investment Vehicles	6	$698,518,008	None	N/A
Other Accounts	28,431	$9,118,288,425	None	N/A
Pawel Wroblewski
Registered Investment Companies	3	$6,968,351,485	None	N/A
Other Pooled Investment Vehicles	6	$698,518,008	None	N/A
Other Accounts	28,431	$9,118,288,425	None	N/A
DIFA
Nathan A. Brown
Registered Investment Companies	4	$11,346,134,106	None	N/A
Other Pooled Investment Vehicles	1	$192,260,656	None	N/A
Other Accounts	5	$158,149,423	None	N/A
Bradley P. Halverson
Registered Investment Companies	4	$11,346,134,106	None	N/A
Other Pooled Investment Vehicles	1	$192,260,656	None	N/A
Other Accounts	4	$153,372,594	None	N/A
Kimberly A. Scott
Registered Investment Companies	4	$11,346,134,106	None	N/A
Other Pooled Investment Vehicles	1	$192,260,656	None	N/A
Other Accounts	4	$153,372,594	None	N/A
FIAM
Sam Chamovitz
Registered Investment Companies	6	$55,933,046,631	2	$36,306,302,965
Other Pooled Investment Vehicles	18	$23,624,673,006	None	N/A
Other Accounts	4	$50,215,459	None	N/A
Franklin
Nicholas A. Karzon
Registered Investment Companies	4	$6,681,234,370	None	N/A
Other Pooled Investment Vehicles	3	$158,005,199	None	N/A
Other Accounts	None	N/A	None	N/A
Christopher M. Meeker
Registered Investment Companies	4	$6,681,234,370	None	N/A
Other Pooled Investment Vehicles	3	$158,005,199	None	N/A
Other Accounts	None	N/A	None	N/A
Steven B. Raineri
Registered Investment Companies	4	$6,681,234,370	None	N/A
Other Pooled Investment Vehicles	3	$158,005,199	None	N/A
Other Accounts	None	N/A	None	N/A
Geode
Louis Bottari
Registered Investment Companies	85	$905,144,904,406	None	N/A
Other Pooled Investment Vehicles	83	$86,812,779,151	None	N/A
Other Accounts	8	$4,000,925,198	None	N/A
Payal Gupta
Registered Investment Companies	76	$889,630,252,050	None	N/A
Other Pooled Investment Vehicles	80	$86,454,375,388	None	N/A
Other Accounts	8	$4,000,925,198	None	N/A

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Peter Matthew
Registered Investment Companies	85	$905,144,904,406	None	N/A
Other Pooled Investment Vehicles	83	$86,812,779,151	None	N/A
Other Accounts	8	$4,000,925,198	None	N/A
Robert Regan
Registered Investment Companies	76	$889,630,252,050	None	N/A
Other Pooled Investment Vehicles	80	$86,454,375,388	None	N/A
Other Accounts	9	$4,260,587,801	None	N/A
Navid Sohrabi
Registered Investment Companies	76	$889,630,252,050	None	N/A
Other Pooled Investment Vehicles	80	$86,454,375,388	None	N/A
Other Accounts	8	$4,000,925,198	None	N/A
Invesco
Justin M. Leverenz
Registered Investment Companies	5	$46,207,284,503	None	N/A
Other Pooled Investment Vehicles	8	$5,266,078,147	None	N/A
Other Accounts	1	$62,578,069	None	N/A
Janus
Doug Rao
Registered Investment Companies	4	$24,452,700,000	None	N/A
Other Pooled Investment Vehicles	4	$1,845,600,000	None	N/A
Other Accounts	19	$5,991,440,000	3	$607,400,000
Brian Recht
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Nick Schommer
Registered Investment Companies	5	$29,756,180,000	None	N/A
Other Pooled Investment Vehicles	5	$1,879,490,000	1	$33,800,000
Other Accounts	21	$5,996,320,000	4	$611,760,000
JPMorgan
Scott Davis
Registered Investment Companies	14	$28,135,257	None	N/A
Other Pooled Investment Vehicles	5	$13,633,757	3	$3,519,725
Other Accounts	29	$16,124,415	2	$1,415,386
Richard Figuly
Registered Investment Companies	29	$78,783,647	None	N/A
Other Pooled Investment Vehicles	15	$19,379,111	None	N/A
Other Accounts	20	$5,147,409	1	$1,378,619
Steven Lear
Registered Investment Companies	17	$81,616,700	None	N/A
Other Pooled Investment Vehicles	5	$16,981,575	None	N/A
Other Accounts	14	$2,089,812	None	N/A
Lawrence Playford
Registered Investment Companies	18	$37,608,251	None	N/A
Other Pooled Investment Vehicles	2	$2,567,679	None	N/A
Other Accounts	34	$1,897,164	1	$123,569
Shilpee Raina
Registered Investment Companies	12	$33,293,594	None	N/A
Other Pooled Investment Vehicles	2	$4,282,024	None	N/A
Other Accounts	12	$7,583,395	1	$969,435
Hamilton Reiner
Registered Investment Companies	7	$34,636,948	None	N/A
Other Pooled Investment Vehicles	1	$345,383	None	N/A
Other Accounts	None	N/A	None	N/A
Justin Rucker
Registered Investment Companies	15	$52,237,117	None	N/A
Other Pooled Investment Vehicles	6	$14,937,787	None	N/A
Other Accounts	26	$8,117,360	1	$1,378,619

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Jonathan K.L. Simon
Registered Investment Companies	18	$36,986,213	None	N/A
Other Pooled Investment Vehicles	6	$11,613,390	None	N/A
Other Accounts	41	$2,600,241	1	$123,569
David Small
Registered Investment Companies	19	$35,705,445	None	N/A
Other Pooled Investment Vehicles	7	$14,215,089	None	N/A
Other Accounts	26	$6,309,774	5	$1,766,324
Graham Spence
Registered Investment Companies	10	$14,447,151	None	N/A
Other Pooled Investment Vehicles	1	$2,414,842	None	N/A
Other Accounts	7	$385,006	1	$123,569
Raffaele Zingone
Registered Investment Companies	16	$44,939,150	None	N/A
Other Pooled Investment Vehicles	10	$6,791,062	None	N/A
Other Accounts	13	$13,353,483	5	$1,547,821
MFS
Filipe Benzinho
Registered Investment Companies	6	$14,253,529,533	None	N/A
Other Pooled Investment Vehicles	6	$5,140,620,381	None	N/A
Other Accounts	29	$7,202,602,470	None	N/A
Eric Fischman
Registered Investment Companies	10	$72,332,095,809	None	N/A
Other Pooled Investment Vehicles	6	$2,908,111,718	None	N/A
Other Accounts	26	$11,142,397,428	None	N/A
Paul Gordon
Registered Investment Companies	10	$72,332,095,809	None	N/A
Other Pooled Investment Vehicles	6	$2,908,111,718	None	N/A
Other Accounts	25	$11,139,623,280	None	N/A
Michael Grossman
Registered Investment Companies	5	$5,624,228,087	None	N/A
Other Pooled Investment Vehicles	2	$10,024,223	None	N/A
Other Accounts	None	N/A	None	N/A
Daniel Ling
Registered Investment Companies	6	$14,253,529,533	None	N/A
Other Pooled Investment Vehicles	6	$5,140,620,381	None	N/A
Other Accounts	29	$7,202,602,470	None	N/A
Bradford Mak
Registered Investment Companies	4	$52,629,395,062	None	N/A
Other Pooled Investment Vehicles	2	$1,744,402,194	None	N/A
Other Accounts	18	$9,749,601,687	None	N/A
Matthew Sabel
Registered Investment Companies	3	$3,073,360,223	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	11	$128,088,305	None	N/A
Pacific Asset Management
C. Robert Boyd
Registered Investment Companies	2	$200,801,869	None	N/A
Other Pooled Investment Vehicles	1	$30,356,857	7	$2,240,080,576
Other Accounts	7	$287,5265,483	None	N/A
J.P. Leasure
Registered Investment Companies	1	$2,994,816,925	None	N/A
Other Pooled Investment Vehicles	1	$1,675,286,804	5	$2,209,723,719
Other Accounts	9	$3,190,381,373	None	N/A
Michael Marzouk
Registered Investment Companies	4	$6,761,078,419	None	N/A
Other Pooled Investment Vehicles	1	$1,675,286,804	5	$2,209,723,719
Other Accounts	9	$3,190,381,373	None	N/A

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Ying Qiu
Registered Investment Companies	5	$3,377,014,762	None	N/A
Other Pooled Investment Vehicles	1	$30,356,857	1	$30,356,857
Other Accounts	10	$2,181,498,191	None	N/A
Brian M. Robertson
Registered Investment Companies	3	$3,932,441,312	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
David Weismiller
Registered Investment Companies	4	$4,841,313,112	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	9	$1,767,920,679	None	N/A
PIMCO
Daniel He
Registered Investment Companies	17	$29,939,169,395	None	N/A
Other Pooled Investment Vehicles	2	$679,697,615	1	$439,837,779
Other Accounts	6	$2,672,070,170	None	N/A
Mark R. Kiesel
Registered Investment Companies	21	$155,249,654,769	None	N/A
Other Pooled Investment Vehicles	53	$94,742,095,398	8	$45,258,713,497
Other Accounts	94	$73,646,323,057	5	$3,226,546,901
Scott A. Mather
Registered Investment Companies	20	$113,433,337,226	None	N/A
Other Pooled Investment Vehicles	21	$12,967,627,045	None	N/A
Other Accounts	88	$44,877,487,321	7	$5,350,308,174
Mohit Mittal
Registered Investment Companies	30	$132,295,541,751	None	N/A
Other Pooled Investment Vehicles	21	$37,548,332,950	2	$2,929,187,808
Other Accounts	145	$108,453,707,881	7	$2,243,138,957
Stephen Rodosky
Registered Investment Companies	22	$45,339,726,396	None	N/A
Other Pooled Investment Vehicles	8	$2,680,454,809	2	$1,670,745,515
Other Accounts	20	$8,204,905,404	4	$1,293,171,376
PLFA
Howard T. Hirakawa
Registered Investment Companies	6	$4,102,843,720	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Carleton J. Muench
Registered Investment Companies	6	$4,102,843,720	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Samuel S. Park
Registered Investment Companies	6	$4,102,843,720	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
Edward Sheng
Registered Investment Companies	6	$4,102,843,720	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	None	N/A	None	N/A
PGI
Damien Buchet
Registered Investment Companies	4	$2,823,218,373	None	N/A
Other Pooled Investment Vehicles	1	$150,947,031	None	N/A
Other Accounts	2	$325,103,767	None	N/A
Arthur Duchon-Doris
Registered Investment Companies	4	$2,823,218,373	None	N/A
Other Pooled Investment Vehicles	1	$150,947,031	None	N/A
Other Accounts	2	$325,103,767	None	N/A

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Christopher Watson
Registered Investment Companies	4	$2,823,218,373	None	N/A
Other Pooled Investment Vehicles	1	$150,947,031	None	N/A
Other Accounts	2	$325,103,767	None	N/A
Principal REI
Keith Bokota
Registered Investment Companies	4	$8,262,909,542	None	N/A
Other Pooled Investment Vehicles	2	$1,215,206,874	None	N/A
Other Accounts	36	$3,300,086,228	None	N/A
Anthony Kenkel
Registered Investment Companies	10	$13,024,768,609	None	N/A
Other Pooled Investment Vehicles	6	$3,031,324,728	None	N/A
Other Accounts	74	$12,385,609,038	6	$973,164,582
Kelly D. Rush
Registered Investment Companies	10	$13,024,768,609	None	N/A
Other Pooled Investment Vehicles	6	$3,031,324,728	None	N/A
Other Accounts	75	$12,457,215,272	6	$973,164,582
Scout
G. Patrick Dunkerley
Registered Investment Companies	1	$4,755,919,082	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	8	$218,824,119	None	N/A
John A. Indellicate II
Registered Investment Companies	1	$4,755,919,082	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	8	$218,824,119	None	N/A
Derek M. Smashey
Registered Investment Companies	1	$4,755,919,082	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	8	$218,824,119	None	N/A
Jason J. Votruba
Registered Investment Companies	1	$4,755,919,082	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	8	$218,824,119	None	N/A
SSGA FM
Michael Brunell
Registered Investment Companies	31	$88,569,985,715	None	N/A
Other Pooled Investment Vehicles	139	$197,474,631,054	None	N/A
Other Accounts	173	$130,788,128,625	None	N/A
Marc DiCosimo
Registered Investment Companies	31	$88,569,985,715	None	N/A
Other Pooled Investment Vehicles	139	$197,474,631,054	None	N/A
Other Accounts	173	$130,788,128,625	None	N/A
Christopher DiStefano
Registered Investment Companies	31	$88,569,985,715	None	N/A
Other Pooled Investment Vehicles	139	$197,474,631,054	None	N/A
Other Accounts	173	$130,788,128,625	None	N/A
Kyle Kelly
Registered Investment Companies	31	$88,569,985,715	None	N/A
Other Pooled Investment Vehicles	139	$197,474,631,054	None	N/A
Other Accounts	173	$130,788,128,625	None	N/A
David Marchetti
Registered Investment Companies	31	$88,569,985,715	None	N/A
Other Pooled Investment Vehicles	139	$197,474,631,054	None	N/A
Other Accounts	173	$130,788,128,625	None	N/A
Michael Przygoda
Registered Investment Companies	31	$88,569,985,715	None	N/A
Other Pooled Investment Vehicles	139	$197,474,631,054	None	N/A
Other Accounts	173	$130,788,128,625	None	N/A

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Bradley Sullivan
Registered Investment Companies	31	$88,569,985,715	None	N/A
Other Pooled Investment Vehicles	139	$197,474,631,054	None	N/A
Other Accounts	173	$130,788,128,625	None	N/A
T. Rowe Price
Thomas J. Huber
Registered Investment Companies	2	$22,550,188,916	None	N/A
Other Pooled Investment Vehicles	1	$195,789,871	None	N/A
Other Accounts	4	$223,552,788	None	N/A
Michael F. Reinartz
Registered Investment Companies	5	$8,707,092,946	None	N/A
Other Pooled Investment Vehicles	4	$14,383,351,688	None	N/A
Other Accounts	3	$921,730,982	None	N/A
Wellington
Andrew M. Corry
Registered Investment Companies	8	$3,027,950,099	None	N/A
Other Pooled Investment Vehicles	19	$2,550,427,053	2	$37,750,591
Other Accounts	11	$2,609,731,918	None	N/A
James H. Shakin
Registered Investment Companies	8	$3,027,950,099	None	N/A
Other Pooled Investment Vehicles	19	$2,550,427,053	2	$37,750,591
Other Accounts	11	$2,609,731,918	None	N/A
Western Asset
John L. Bellows
Registered Investment Companies	18	$76,923,850,133	None	N/A
Other Pooled Investment Vehicles	20	$12,913,367,905	None	N/A
Other Accounts	179	$65,875,122,585	6	$5,339,261,531
S. Kenneth Leech
Registered Investment Companies	92	$175,905,160,918	None	N/A
Other Pooled Investment Vehicles	337	$87,484,359,216	23	$3,004,505,420
Other Accounts	584	$224,135,642,674	22	$16,329,666,254
Mark S. Lindbloom
Registered Investment Companies	26	$84,858,971,033	None	N/A
Other Pooled Investment Vehicles	24	$16,533,878,317	None	N/A
Other Accounts	188	$69,333,300,637	7	$6,017,291,074
Frederick R. Marki
Registered Investment Companies	22	$78,563,500,632	None	N/A
Other Pooled Investment Vehicles	24	$16,248,550,140	None	N/A
Other Accounts	187	$72,169,406,831	8	$7,649,137,234
Julien A. Scholnick
Registered Investment Companies	18	$78,016,246,360	None	N/A
Other Pooled Investment Vehicles	19	$12,850,790,027	None	N/A
Other Accounts	175	$64,179,372,422	6	$5,339,261,531

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to the Fund or Funds(s) of the Trust in which the Manager acts as sub-adviser may be presented with the following potential conflicts:

AB

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AB owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AB has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AB own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AB permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AB’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AB. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AB has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AB’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AB has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AB routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AB’s procedures are also designed to address potential conflicts of interest that may arise when AB has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AB could share in investment gains.

To address these conflicts of interest, AB’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

American Century

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, ETFs, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest. In addition, American Century maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. American Century’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds of the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds of the Trust. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds of the Trust. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds of the Trust by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Ms. Xie and Messrs. Lee and Liu may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Ms. Xie and Messrs. Lee and Liu may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Boston Partners

The compensation paid to Boston Partners for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from Boston Partners revenues and profitability. But no Portfolio

Managers are compensated based directly on fee revenue earned by Boston Partners on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Boston Partners allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Boston Partners aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

ClearBridge

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

ClearBridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for ClearBridge as sub-adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

DIFA

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund, or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers may have a performance-based fee. This compensation structure presents a potential conflict of interest because portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

FIAM

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM and its affiliates have adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

Franklin

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Investment manager seeks to manage such competing Interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of Interest. While the funds and the Investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Geode

A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund.

In addition to managing the Fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

Invesco

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

● The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

● If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

● Invesco determines which broker to use to execute each order for securities transactions for the Fund, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

● Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Janus

Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Funds. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as subadviser, separately managed accounts or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than a Fund or may have a performance-based management fee. As such, fees earned by Janus or an affiliate vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in a Fund’s portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of the same securities held in a Fund may be mitigated by the portfolio manager’s compliance with Janus’s personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus Henderson and receive compensation with respect to the analyst role. Certain portfolio managers also have roles with an affiliate of Janus and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, and the sequencing of trades resulting in the potential for the Fund to be disadvantaged if, for example, one or more accounts outperform the Fund. A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for a Fund, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by a Fund.

Janus believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’ best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts.

JPMorgan

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

MFS

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of the Growth Portfolio, the International Large-Cap Portfolio, the Small-Cap Growth Portfolio, the Technology Portfolio, and other accounts and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple portfolios and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Pacific Asset Management

Pacific Asset Management may manage client assets with similar investment strategies, creating the potential for conflicts of interest as the fees for managing client accounts may differ from one another. As a registered investment adviser and a fiduciary, Pacific Asset Management exercises due care to ensure that investment opportunities are allocated equitably among all participating clients.

In general, investment decisions for each client will be made independently from those of other clients, with specific reference to the individual needs and objectives of each client. Different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for client accounts within a similar investment strategy. In addition, Pacific Asset Management will not necessarily purchase or sell the same securities at the same time or in the same proportionate amounts for all accounts, particularly if different accounts have materially different amounts of capital under management by Pacific Asset Management or different amounts of investable cash available. As a result, although Pacific Asset Management manages multiple accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio management decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. Pacific Asset Management has implemented policies and procedures to address trade allocation and aggregation decisions. These policies and procedures seek to ensure fair and equitable treatment of all participating clients over time. The policies and procedures include compliance monitoring and oversight of allocation and aggregation practices.

PIMCO

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from

PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such

Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a

Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

PLFA

From time to time, a potential conflict of interest may arise between a portfolio manager’s management of the PSF DFA Balanced Allocation Portfolio, an ESG Portfolio, a Portfolio Optimization Portfolio or a Pacific Dynamix Portfolio, on the one hand, and the PSF DFA Balanced Allocation Portfolio, other ESG Portfolio, other Portfolio Optimization Portfolios, other Pacific Dynamix Portfolios or the Underlying Funds managed by PLFA on the other hand. This might occur, for example, if an Underlying Fund in which the Portfolio Optimization Portfolios and/or multiple Pacific Dynamix Portfolios invest has limited capacity for further investment; or if certain Underlying Funds are more profitable than others. PLFA has a process in place to address these types of risks.

PGI

PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’s trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

Principal REI

Principal REI has its own trading platform and personnel that perform trade-related functions. Where applicable, Principal REI trades on behalf of its own clients. Such transactions are executed in accordance with Principal REI's trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. Principal REI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Principal REI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of its respective clients, occasions arise in which Principal REI deems it advisable to purchase or sell the same equity securities for two or more client accounts at the same or approximately the same time, Principal REI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. Principal REI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of Principal REI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

Scout

Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. When Scout or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Fund. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Fund. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.

SSGA FM

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

T. Rowe Price

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer that may be in different parts of the issuer’s capital structure. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, for example when an issuer is in a distressed financial condition, involved in a merger or acquisition, or a going-private transaction, among other situations. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

A Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Messrs. Corry and Shakin also manage accounts which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Managers are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Western Asset

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Beneficial Interest of Portfolio Managers

Portfolio managers are not required to own shares of the Fund(s) that they manage on behalf of the Trust. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in a Fund’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable Fund’s performance. In order to own Funds of the Trust, a portfolio manager would need to own a Pacific Life or Pacific Life & Annuity variable life insurance policy or variable annuity contract (“variable contract” or “variable product”). As of the Trust’s fiscal year ended December 31, 2021, none of the portfolio managers beneficially owned shares in the Funds that they manage.

DISTRIBUTION OF TRUST SHARES

Pacific Select Distributors, LLC (“PSD”) serves as the Trust’s principal underwriter and distributor (the “Distributor”) pursuant to a Distribution Agreement (“Distribution Agreement”) with the Trust. The Distributor is located at 700 Newport Center Drive, Newport Beach, CA 92660. The Trust’s shares are offered on a continuous basis. The Distributor is not obligated to sell any specific amount of Trust shares. The Distributor bears all expenses of providing services pursuant to the Distribution Agreement including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor is not paid any compensation from the Trust under the Distribution Agreement, although the Distributor is paid or its expenses are covered by Pacific Life or Pacific Life & Annuity in connection with the offering of variable contracts issued by those insurers. The Distributor is an affiliate of Pacific Life and PLFA.

Managers may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or the Distributor that are attended by, among others, registered representatives of the Distributor, who would receive information and/or training regarding the Funds and their management by the Managers. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and Trustees of the Trust, and spouses/guests of the foregoing. The Trust’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Trust pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or the Distributor. Additional expenses and promotional items may be paid for by Pacific Life and/or Managers.

PURCHASES AND REDEMPTIONS

Shares of the Trust are not sold directly to the general public. Class I shares, Class D shares, and Class P shares (other than the Pacific Dynamix Underlying Funds) of the Trust are currently offered for purchase by the separate accounts to serve as an investment medium for the variable products issued or administered by Pacific Life and PL&A. Class P shares of the Underlying Funds are also available for purchase and sale by certain Funds of Funds of the Trust, PLFA and certain of its affiliates. Class P shares of the Pacific Dynamix Underlying Funds are currently only available for purchase and sale by the Pacific Dynamix Portfolios, PLFA and certain of its affiliates. Certain Funds and certain share classes of the Trust may not be available as an underlying investment option for your variable product. For available investment options, consult a variable product prospectus, offering memorandum or the separate account annual report. For variable product purchase information, consult a variable product prospectus by contacting your financial professional or visiting www.PacificLife.com.

Shares of any Fund may be redeemed on any business day upon receipt of a request for redemption from the life insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and scheduled holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders, and at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

EXCHANGES AMONG THE FUNDS

Variable contract owners do not deal directly with the Trust to purchase, redeem, or exchange shares of a Fund, and variable contract owners should refer to the prospectus for the applicable Separate Account for information on the allocation of net premiums and on transfers of accumulated value among options available under the contract. The Trust has a policy with respect to limitations on transfers. Please refer to the Trust’s Prospectuses for more information on the policy.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser, or applicable Manager, are made with a view to achieving their respective investment goals. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. There may be circumstances when purchases or sales of securities for one or more clients will have an adverse effect on other clients, including a Fund.

It also sometimes happens that the Adviser or Manager purchases or sells the same security for two or more clients. In such instances, transactions in securities will be allocated between the Fund and the Adviser’s or Manager’s other clients in a manner deemed fair and reasonable by the Adviser or Manager. To the extent any Fund seeks to acquire the same security at the same time as another Adviser or Manager client, such Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned. The Adviser or Manager may, at its discretion, aggregate orders for the same security for two or more clients, and then allocate purchases or sales in an equitable manner, providing average prices to all such clients.

Brokerage and Research Services

The ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios invest primarily in their respective Underlying Funds and do not incur commissions or sales charges in connection with investments in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investment in the Underlying Funds. Accordingly, the following description is relevant for all Funds.

The Adviser or Manager for a Fund places all orders for the purchase and sale of securities, options, and futures contracts and other investments for a Fund through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will seek to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for a Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the OTC markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Fund’s brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker, subject to compliance with Trust policies and applicable law. In addition, all Managers (including the Adviser) that have day-to-day portfolio management responsibilities for Funds have adopted policies regarding their duty to seek best execution for transactions conducted on behalf of these Funds. These policies generally cover the selection of brokers and dealers, order aggregation, allocation of orders, affiliated transactions, and brokerage and research services (soft dollars), as applicable.

There is generally no stated commission in the case of debt securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker could charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

As permitted by Section 28(e) of the 1934 Act, the Adviser or Manager may cause a Fund to pay a broker-dealer, which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser or Manager, a commission amount that exceeds the amount charged by another broker-dealer because of the value of the brokerage and research services provided. For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services from broker-dealers which execute transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Fund may receive brokerage and research services from many broker-dealers with which the Adviser or Manager places the Fund’s transactions. The Adviser or Manager for a Fund may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of debt securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund within the Trust. The advisory fee paid by a Fund is not reduced because the Adviser or Manager and its affiliates receive such services.

As noted above, the Adviser or Manager may purchase new issues of securities for a Fund in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances, although compliance with these rules does not necessarily ensure compliance with all federal securities laws. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

The following table lists Funds that incurred brokerage commissions during the fiscal years ended:

Fund	12/31/21[1]	12/31/20[1]	12/31/19[1]
Core Income Portfolio	$—	$—	$—
Diversified Bond Portfolio	$909,950	$1,067,232	$1,579,793
Dividend Growth Portfolio	$65,788	$99,897	$59,454
Emerging Markets Debt Portfolio[2]	$—	$—	$—

Fund	12/31/21[1]	12/31/20[1]		12/31/19[1]
Emerging Markets Portfolio	$1,363,909	$1,140,448		$1,167,693
Equity Index Portfolio	$21,864	$56,824		$26,731
ESG Diversified Portfolio[3]	$—	$—		$—
ESG Diversified Growth Portfolio[4]	$—	$—		$—
Floating Rate Income Portfolio	$2,638	$2,162		$3,669
Focused Growth Portfolio	$148,372	$60,190		$50,907
Growth Portfolio	$75,838	$172,916		$86,862
Health Sciences Portfolio	$106,675	$44,081		$108,517
Hedged Equity Portfolio[5]	$—	$—		$—
High Yield Bond Portfolio	$3,081	$4,809		$4,361
Inflation Managed Portfolio	$33,056	$28,916		$47,383
Intermediate Bond Portfolio[6]	$—	$—		$—
International Growth Portfolio[7]	$36,544	$—		$—
International Large-Cap Portfolio	$167,939	$161,468		$212,076
International Small-Cap Portfolio[8]	$124,064	$139,659		$195,604
International Value Portfolio	$418,901	$339,540		$733,553
Large-Cap Growth Portfolio	$162,468	$223,029		$218,152
Large-Cap Value Portfolio	$117,350	$167,103		$102,993
Large-Cap Core Portfolio	$255,907	$416,407	[9]	$336,510
Managed Bond Portfolio	$56,794	$66,821		$317,899
Mid-Cap Equity Portfolio	$626,890	$704,121		$1,124,043
Mid-Cap Growth Portfolio[10]	$312,462	$344,865		$222,299
Mid-Cap Value Portfolio	$201,015	$392,454		$318,950
PD 1-3 Year Corporate Bond Portfolio	$—	$—		$—
PD Aggregate Bond Index Portfolio	$—	$—		$—
PD Emerging Markets Index Portfolio[11]	$46,282	$45,435		$36,366
PD High Yield Bond Market Portfolio	$—	$—		$—
PD International Large-Cap Index Portfolio[11]	$11,241	$40,631		$33,056
PD Large-Cap Growth Index Portfolio	$9,530	$19,049		$13,712
PD Large-Cap Value Index Portfolio	$13,868	$34,369		$10,911
PD Mid-Cap Index Portfolio[12]	$19,017	$2,037		$—
PD Small-Cap Growth Index Portfolio	$24,821	$12,213		$5,194
PD Small-Cap Value Index Portfolio	$42,519	$21,757		$5,739
Real Estate Portfolio	$115,958	$292,756		$156,567
Short Duration Bond Portfolio	$—	$—		$—
Small-Cap Equity Portfolio	$153,427	$101,379		$92,167
Small-Cap Growth Portfolio[13]	$159,994	$80,399		$—
Small-Cap Index Portfolio	$91,844	$75,699		$45,297
Small-Cap Value Portfolio	$279,077	$232,868		$196,256
Technology Portfolio	$40,920	$34,329		$25,772
Value Advantage Portfolio	$—	$237,384		$119,340
Value Portfolio	$146,083	$21,418[14]		$375,677	[14]

1 Increases/decreases in brokerage commissions from one year to the next are generally due to increased/decreased trading activity and/or an increase or decrease in portfolio assets.

2 Principal Global Investors, LLC became the sub-adviser of the Emerging Markets Debt Portfolio on November 1, 2021. Ashmore Investment Management Limited served as the sub-adviser prior to that date.

3 ESG Diversified Portfolio commenced operations on April 30, 2021. As such, there were no brokerage commissions paid prior to that date.

4 ESG Diversified Growth Portfolio commenced operations on October 19, 2021. As such, there were no brokerage commissions paid prior to that date.

5 Hedged Equity Portfolio commenced operations on April 30, 2021. As such, there were no brokerage commissions paid prior to that date.

6 Intermediate Bond Portfolio commenced operations on October 23, 2020. As such, there were no brokerage commissions paid prior to that date.

7 International Growth Portfolio commenced operations on October 19, 2021. As such, there were no brokerage commissions paid prior to that date.

8 Of this amount, $95,996 was paid to Franklin Advisers, Inc. FIAM LLC became the sub-adviser of the International Small-Cap Portfolio on November 1, 2021. Franklin Advisers, Inc. served as the sub-adviser prior to that date.

9 Of this amount, $5,488 was paid to Invesco Capital Markets, Inc., an affiliate of Invesco Advisers, Inc., in fiscal year 2021 and $394 in fiscal year 2020. For fiscal year 2021, 2.1% of the aggregate brokerage commissions were paid to, and 3.2% of the aggregate dollar amount of transactions involving payment of commissions was effected through affiliated brokerage transactions with Invesco Capital Markets, Inc. in compliance to Rule 17e-1.

10 Delaware Investments Fund Advisers became the sub-adviser of the Mid-Cap Growth Portfolio on April 30, 2021. Ivy Investment Management Company served as the sub-adviser prior to that date.

11 FIAM LLC became the sub-adviser, and Geode became the sub-subadviser of the PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio on April 30, 2021. Dimensional Fund Advisors LP served as sub-adviser prior to that date.

12 PD Mid-Cap Index Portfolio commenced operations on October 23, 2020. As such, there were no brokerage commissions paid prior to that date.

13 MFS became the sub-adviser of the Small-Cap Growth Portfolio on May 1, 2020. Lord, Abbett & Co. LLC served as the sub-adviser prior to that date.

14 Of this amount, $2,568 and $12,541 was paid to Invesco Capital Markets, Inc., an affiliate of Invesco Advisers, Inc., in fiscal years 2020 and 2019 respectively, in compliance to Rule 17e-1 during that time period when Invesco Advisers, Inc. was the sub-adviser of the fund. Effective November 2, 2020, American Century Investment Management, Inc. became the sub-adviser of the Fund, and the Fund changed its name from Comstock Portfolio to Value Portfolio.

For the fiscal year ended December 31, 2021, each of the following Funds, through their respective Manager(s), paid the brokerage commissions noted to firms that may have provided eligible research and/or brokerage services:

Fund	Soft Dollar Commissions	Trade Amount resulting in those Commissions
Emerging Markets Portfolio	$1,256,367	$1,175,744,075
Health Sciences Portfolio	$52,300	$209,315,286
International Growth Portfolio	$21,564	$40,770,604
Large-Cap Growth Portfolio	$58,396	$441,589,065
Large-Cap Value Portfolio	$50,544	$252,179,961
Large-Cap Core Portfolio	$252,463	$1,054,607,075
Mid-Cap Equity Portfolio	$476,018	$1,190,941,086
Mid-Cap Growth Portfolio	$153,316	$493,656,782
Mid-Cap Value Portfolio	$165,956	$296,246,119
Small-Cap Equity Portfolio	$37,303	$144,471,807
Small-Cap Value Portfolio	$173,982	$285,790,540
Value Portfolio	$64,268	$390,342,787

During the fiscal year ended December 31, 2021, the Core Income, Diversified Bond, Dividend Growth, Hedged Equity, Inflation Managed Bond, Intermediate Bond, Large-Cap Core, Large-Cap Value, Managed Bond, PD International Large-Cap Index, Short Duration Bond, Value and Value Advantage Portfolios acquired and sold securities of their Regular Broker-Dealers (as defined in the table below) and/or their Regular Broker-Dealers’ parent company. As of December 31, 2021, the following Funds held securities of their Regular Broker-Dealers and/or their Regular Broker-Dealers’ parent company as follows:

Fund	Regular Broker-Dealers[1]	Value of Securities
Core Income Portfolio	Bank of America	$7,247,941
	Citigroup	$6,298,057
	Goldman Sachs	$5,616,034
	JPMorgan	$11,629,239
	Morgan Stanley	$6,045,091
	Wells Fargo	$4,984,298
Diversified Bond Portfolio	Bank of America	$89,382,547
	BNP	$21,175,932
	Citigroup	$60,244,006
	Goldman Sachs	$71,846,063
	JPMorgan	$48,933,191
	Morgan Stanley	$23,298,791
	Royal Bank of Canada	$4,516,808
	Wells Fargo	$67,995,952
Dividend Growth Portfolio	Goldman Sachs	$9,066,435
	JP Morgan Chase	$33,340,434
Hedged Equity Portfolio	Bank of America Merrill Lynch	$4,643,021
	Citigroup	$1,667,343
	Cowen Group	$4,729,856
	Credit Suisse Group	$3,402,163
	Goldman Sachs Group	$28,364,629
	Jefferies Group Incorporated	$1,892,442
	Morgan Stanley	$6,333,853
	Royal Bank of Canada	$13,248,344
	Sanford C. Bernstein	$1,688,302
	UBS AG	$1,772,205
Inflation Managed Bond Portfolio	Ally Financial Inc.	$204,811
	Avolon Holdings Limited	$5,851

Fund	Regular Broker-Dealers[1]	Value of Securities
	Credit Suisse Group AG	$1,652,725
	Natwest Group PLC	$1,235,047
	Unicredit Spa	$1,962,278
Intermediate Bond Portfolio	Barclays Capital Inc	$116,718,536
	BofA Securities, Inc.	$648,158,603
	Bok Financial Securities, Inc.	$262,922,764
	Citigroup Global Markets Inc	$87,289,637
	Credit Suisse Securities (USA) LLC	$37,371,912
	Goldman Sachs & Co LLC	$388,798,893
	HSBC Securities (USA) Inc	$46,042,098
	Morgan Stanley And Company LLC	$591,041,655
	RBC Capital Markets LLC	$82,614,104
	Wells Fargo Securities LLC	$906,545,790
Large-Cap Core Portfolio	JP Morgan Securities LLC	$34,722,513
Large-Cap Value Portfolio	Bank of America	$59,727,514
	JP Morgan	$54,051,981
Managed Bond Portfolio	BNP Paribas	$10,368,284
	Credit Suisse Group AG	$20,248,913
	Deutsche Bank AG	$29,799,618
	Gatx Corporation	$10,814,691
	JP Morgan Chase & Co.	$16,645,116
	Mitsubishi UFJ Financial Group Inc.	$10,618,201
	Mizuho Financial Group Inc.	$17,507,403
	Standard Chartered PLC	$14,138,006
	Unicredit SPA	$13,231,360
	Wells Fargo & Company	$18,149,356
PD International Large-Cap Index Portfolio	Credit Suisse Group, AG	$1,153,243
	UBS Group, AG	$2,832,297
Short Duration Bond Portfolio	Bank of America	$7,909,377
	Barclays	$2,695,851
	Citigroup	$3,779,883
	Credit Suisse	$8,083,184
	Goldman Sachs	$10,480,105
	JP Morgan Chase	$6,729,699
	Morgan Stanley	$7,954,280
	Wells Fargo	$4,440,520
Value Portfolio	JP Morgan Chase	$36,771,720
Value Advantage Portfolio	Bank of America Merrill Lynch	$57,105,807
	Barclays PLC	$23,942,542
	Cowen Group	$76,518,413
	Credit Suisse Group	$36,215,552
	Goldman Sachs Group	$38,084,136
	Jefferies Group Incorporated	$50,328,115
	Morgan Stanley	$24,520,477
	Nomura	$18,044,234
	UBS AG	$104,834,991
	Virtu	$63,047,680

1 “Regular Broker-Dealers” means the top ten firms which the Manager uses, as determined and provided by the Manager, to execute transactions for the Fund(s) it manages. For purposes of determining the top ten firms, transactions executed by the Trust’s transitioning agent (in connection with manager transitions, reorganizations, asset allocation rebalancing, etc.) are excluded.

Portfolio Turnover

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, generally long-term securities are included and the purchase and sale of certain investments such as most derivative instruments, investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of investment are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Funds will vary from year to year, depending on market conditions and trading opportunities. Such changes do not necessarily reflect a change in long-term trading strategies of the Managers. Any changes in portfolio turnover rates which are less than 100% change from the prior year’s rates are not considered significant. Changes in Managers and investment personnel and reorganizations of Funds may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Funds. Significant changes in turnover rates may occur in certain Funds for reasons other than market conditions and trading opportunities. All Funds may engage in active and frequent trading which could result in higher trading costs and reduce performance. The trading strategies of the Diversified Bond Portfolio and Managed Bond Portfolio generally result in very high and fluctuating turnover rates and changes of approximately 200% in the turnover rates for these Funds are generally not considered significant. The Portfolio turnover rate for the Inflation Managed Portfolio for the period ended December 31, 2021 compared to the period ended December 31, 2020 significantly decreased as a result of a decrease in trades related to financing repurchase agreements.

The Pacific Dynamix Portfolios and Portfolio Optimization Portfolios invest in Underlying Funds. As a result, changes to the allocations of the Pacific Dynamix Portfolios and/or Portfolio Optimization Portfolios may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in Managers and investment personnel and reorganizations of the Underlying Funds, may result in the purchase or sale of portfolio securities, which may increase trading costs and the portfolio turnover for the affected Underlying Funds. Significant changes in turnover rates may occur in certain Underlying Funds for reasons other than market conditions and trading opportunities. As the ESG Portfolios and PSF DFA Balanced Allocation Portfolio invest in funds that are not series of the Trust, any allocation changes among the ESG Underlying Funds or the DFA Underlying Funds will not have an impact on other Funds of the Trust.

Disclosure of Portfolio Holdings

The Trust publicly discloses portfolio holdings periodically on the Trust’s website. The unaudited month-end portfolio holdings information for each Fund can be found at www.PacificLife.com/PacificSelectFundMonthlyHoldings.html and are generally posted approximately three to five business days following month-end. There could be delays in reporting month-end holdings for certain Funds as noted on the website (“lag time”). The Trust reserves the right to post holdings for any Fund more frequently than monthly but may subsequently resume monthly posting. Holdings information will remain available on the Trust’s website until the next period’s holdings are posted or longer if required by law. Portfolio holdings will also be included in periodic filings with the SEC.

It is the policy of the Trust to maintain the confidentiality of non-public portfolio holdings information and not to divulge non-public portfolio holdings information to other parties except for legitimate business purposes and then only in accordance with the Trust’s disclosure of portfolio holdings policy and related procedures (“Disclosure of Portfolio Holdings Policy”). The Disclosure of Portfolio Holdings Policy is meant to protect the interests of the Trust’s shareholders and to address potential conflicts of interest that could arise between the interests of the Trust’s shareholders and those of a Trust and Adviser service provider, including the Adviser, a Manager, the Distributor or their affiliates.

More current, non-public holdings information is available to certain service providers in order for such service providers to fulfill their contractual obligations to (or on behalf of) the Trust and Adviser service providers. Such service providers, including (but not limited to) the Adviser, each Manager, the Trust’s custodian, auditors, counsel and Independent Trustees’ counsel, can receive or have access to non-public portfolio holdings without any lag time on an as-needed basis. Each of these service providers has entered into an agreement with the Trust or Adviser whereby the service provider has a contractual duty to maintain the confidentiality of such non-public information, as well as not to trade on such information. In addition to the Adviser and each Manager, these service providers include:

BSR & Co. LLP	Grant & Eisenhofer P.A.
Barra, LLC	Institutional Shareholder Services Inc.
Bloomberg Finance L.P.	Interactive Data Pricing and Reference Data LLC
Citigroup Global Markets Inc.	Kessler, Topaz, Meltzer & Check, LLP
Dechert LLP	KPMG Limited
Deloitte & Touche LLP	Merrill Communications LLC
Diligent Board Member Services, Inc.	Securities Class Action Services, LLC
Donnelley Financial Solutions (DFIN)	StarCompliance, Inc.
Ernst & Young LLP	State Street Bank and Trust Company
Ernst & Young Management Services Inc.	Sullivan and Worcester, LLP
FactSet Research Systems Inc.	Zeno AN Solutions
FilePoint EDGAR Services, LLC

The release of portfolio holdings information to a party, including the parties listed above, in advance of its release to all shareholders or the general public is permitted by the Disclosure of Portfolio Holdings Policy only when (i) the Trust, the Adviser, or the Manager or other Trust service provider releasing the information has a legitimate business purpose for releasing the information to the recipient, (ii) the release of information is believed not to violate the antifraud provisions of the federal securities laws or the Adviser’s or applicable Manager’s fiduciary duties, and (iii) the recipient is subject to a contractual duty of confidentiality with substantially the same terms and conditions as that of a Trust service provider, including a duty not to trade on the information (which duty may be encompassed by broader language, such as a duty to comply with anti-fraud provisions of, or applicable provisions of, federal securities laws), provided, however that the Adviser or Manager will not trade on such information in a manner inconsistent with applicable law or inconsistent with any internal policy adopted by the firm to govern trading by its employees.

In addition, when the Trust, the Adviser or Managers purchase and sell securities through broker-dealers, engage in OTC trading with certain counterparties (i.e. swap dealers), request bids on securities, or obtain price quotations on securities, the Trust may disclose one or more of its holdings. Companies which clear and settle trades may also have access to portfolio holdings information. The Trust has not entered into formal confidentiality agreements in connection with such situations; however, the Trust would not continue to conduct business with an entity believed to be misusing the disclosed information.

The Trust, or its duly authorized service providers, can disclose portfolio holdings to analysts, rating agencies, or other parties, the day after it has been posted to the Trust’s website or immediately after it has been filed with the SEC in a filing requiring the portfolio holdings to be included. There are no specific individuals or categories of individuals who authorize the release of portfolio holdings.

If the Trust or one of its duly authorized service providers seeks to disclose portfolio holdings to analysts, rating agencies, pricing services, trade and settlement or administrative services companies or any other parties prior to the time such information is made public, such disclosure would be conditioned on the recipient (e.g., a service provider to a Trust service provider) agreeing in writing to treat such portfolio holdings as confidential under substantially the same terms and conditions as that of the Trust’s service providers.

The Trust relies on the contractual obligations of the Trust’s service providers to maintain confidentiality of portfolio holdings information, and currently does not independently monitor the use of such information by service providers. The Trust has an established process whereby Managers are asked to provide written confirmation as to their compliance with the Disclosure of Portfolio Holdings Policy.

No compensation is received by the Trust or the Adviser in connection with the disclosure of portfolio holdings information.

Notwithstanding anything in this section or the Disclosure of Portfolio Holdings Policy, the Trust’s Board of Trustees, its General Counsel or its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Trust’s portfolio securities, provided that, in their judgment, such disclosure is not inconsistent with the best interests of shareholders and, unless otherwise required by law, subject to the confidentiality requirements set forth in the Disclosure of Portfolio Holdings Policy. Each may also impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure of Portfolio Holdings Policy.

Non-public portfolio holdings information may, from time to time, be released to Pacific Life and PL&A (affiliates of the Adviser), RGA Reinsurance Company, Swiss Re Life, Union Hamilton Reinsurance, Ltd. and any other reinsurance companies with which Pacific Life and PL&A may contract (together, the “Insurers”) in connection with their hedging activities to mitigate certain risks and exposures borne by the Insurers that are associated with variable annuity product riders and the Funds offered as underlying investment options. This information is released to the Insurers only in accordance with the Trust’s Disclosure of Portfolio Holdings Policy (including exceptions from the Policy as permitted therein) and provided subject to written confirmation by the Insurers of their confidentiality obligations and use of the information only for their hedging purposes. Pacific Life has represented to the Trust that the Insurers’ hedging activity, generally accomplished through the trading of index futures, is highly unlikely to have an adverse impact on the Trust or its Funds.

The Trust’s CCO receives reports of violations of the Disclosure of Portfolio Holdings Policy by the Trust, the Adviser, its service providers, and Managers. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she will report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

NET ASSET VALUE (“NAV”)

Each Fund’s shares are purchased, sold or exchanged at the Fund’s NAV next calculated after a request to buy, sell or exchange shares is received by Pacific Life or PL&A in proper form. The life insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the Trust generally pays the life insurance companies for the shares in cash. The calculation of each Fund’s NAV is discussed further in the Prospectuses.

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board. Valuation of investments held by the Funds is discussed in the Prospectuses.

As described above, requests to purchase shares of a Fund that are received in proper form and accepted by the Trust receive the NAV next calculated as of the close of the NYSE that day. Note: the time at which transactions are executed and shares are priced may be changed in case of an emergency or if the NYSE closes for the day prior to its scheduled close time. With respect to the ESG Portfolios or the PSF DFA Balanced Allocation Portfolio, purchase orders for shares of the ESG Portfolios or the PSF DFA Balanced Allocation Portfolio that are received in good order and accepted before the close of business of the NYSE receive the NAV determined on that day. This NAV is determined by the Trust based upon the NAVs of the ESG Underlying Funds and the DFA Underlying Funds. The corresponding purchase orders for shares of the ESG Underlying Funds and the DFA Underlying Funds are placed after the receipt and acceptance of the related order for shares of the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio and are priced at the NAV as determined by the management of each of the ESG Underlying Funds and the DFA Underlying Funds, not the Trust. As a result, purchase orders for shares of the ESG Underlying Funds and the DFA Underlying Funds may not be priced on the same day that purchase orders for shares of the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio are received and accepted and could be priced as of the following trading day.

PERFORMANCE INFORMATION

The Trust may, from time to time, include the yield of the Funds and the total return of all Funds in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Trust advertised or included in sales literature may be accompanied by comparable performance information for a separate account to which the Trust offers its shares.

TAXATION

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in each Fund by the separate accounts of life insurance companies for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Fund as a partnership for federal income tax purposes under Subchapter K of the Code and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with life insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the “Treasury Regulations”) and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of each Fund.

The Trust currently intends that each Fund will be treated as a partnership for federal income tax purposes. A Fund that elects to be treated as a partnership is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund would instead be taken into account by its partners, which would be the life insurance companies whose separate accounts invest in the Fund. It is expected that a variable annuity or variable life insurance contract owner would not be affected by a Fund electing to be treated as a partnership. Pacific Life and PL&A may get certain tax benefits from a Fund electing to be treated as a partnership. These benefits will not be shared with shareholders.

Each Fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds or partnerships underlying variable contracts. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality are treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Fund, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government.

If a Fund taxed as a partnership invests in shares of a PFIC, there may be tax consequences to the insurance company partners or a Fund-of-Funds that is a partner.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the life insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS and the courts, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The second way that impermissible investor control might exist concerns shareholder actions. Under the IRS pronouncements and the case law, shareholders may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Fund. Shareholders may not select or direct the purchase or sale of a particular investment of a Fund. All investment decisions concerning the Funds must be made by the Manager for such Fund in his or her sole and absolute discretion, and not by the contract owner. Furthermore, shareholders may not communicate directly or indirectly with such a Manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Fund.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict shareholder actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract owners currently on income and gains from a Fund such that contract owners would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts.

A Fund that receives dividend income from U.S. sources will annually report certain amounts of its dividends paid as eligible for the dividends received deduction, and a Fund incurring foreign taxes will pass-through allowable foreign tax credits. These benefits, which may be potentially material, will inure only Pacific Life and PL&A and, as mentioned above, will not be shared with shareholders.

Shareholders of the Funds should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Trust shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. For information concerning the federal income tax consequences to the holder of a variable contract, such holders should consult the prospectus for the particular contract.

Distributions

Funds treated as partnerships for federal income tax purposes are not required to distribute taxable income. A Separate Account (the “Partner”) is required to report its respective share of income, gains, losses, deductions, and credits.

OTHER INFORMATION

Capitalization

The Trust is a Delaware statutory trust established under a Declaration of Trust dated June 30, 2016. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the Trustees. The Board of Trustees may establish additional Funds (with different investment goals and fundamental policies) at any time in the future. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund of the Trust, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shareholder and Trustee Liability

Under Delaware law, shareholders may not be held personally liable for the liabilities and obligations of the Trust beyond the value of their investments in the Trust.

Under the Trust’s organizational documents, the Trustees and the officers of the Trust shall be advanced expenses, held harmless and indemnified in certain circumstances in connection with their service to the Trust. However, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard. In addition, the Trust has entered into an agreement with each Trustee which provides that the Trust will indemnify and hold harmless each Trustee against any expenses actually and reasonably incurred by any Independent Trustee in any proceeding arising out of or in connection with the Trustee’s services to the Trust to the fullest extent authorized by its organizational documents, state law, the 1940 Act and the 1933 Act.

Control Persons and Principal Holders of Securities

Since Class P, Class I and Class D shares of the Trust are available as an underlying investment fund for certain variable products offered by Pacific Life and PL&A, the applicable separate accounts of Pacific Life and PL&A that own Class P, Class I or Class D shares of the Trust could be deemed to control the voting securities of the Trust (i.e., by owning more than 25% of the voting securities). However, Pacific Life and PL&A would exercise voting rights attributable to any Class P, Class I or Class D shares of the Funds owned (directly or indirectly) in accordance with voting instructions received from owners of the variable life policies and variable annuity contracts issued by Pacific Life and/or PL&A.

Because Class P shares of the Underlying Funds are also available for investment by the Portfolio Optimization Portfolios and Pacific Dynamix Portfolios (and PLFA and certain of its affiliates), any Portfolio Optimization Portfolio or Pacific Dynamix Portfolio owning more than 25% of the Class P shares of a Fund could be deemed to control the voting securities of Class P shares of that particular Fund. However, each of the Portfolio Optimization Portfolios and Pacific Dynamix Portfolios would exercise voting rights attributable to any Class P shares of a Fund owned by it in accordance with the proxy voting policies established by the Trust. See the “How shares will be voted by the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios” sub-section of the “Proxy Voting Policies and Procedures” section of this SAI for more information. Pacific Life may also be deemed to control certain Pacific Dynamix Underlying Funds (which offer Class P shares that are only available to the Pacific Dynamix Portfolios) in which it owns more than 25% of the voting securities.

The list below reflects the shareholders of record (or known by the Trust to own beneficially) as of April 1, 2022 that own 5% or more (principal holders) of any Class of a Fund’s outstanding securities (for those Funds that have commenced operations). The list also reflects the beneficial owners of more than 25% (control owners) of any Class of a Fund’s outstanding securities. Each shareholder’s address is c/o 700 Newport Center Drive, Newport Beach, CA 92660.

Core Income Portfolio

97.00% of Class I shares were held by Pacific Life Insurance Company

11.51% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

13.75% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

45.13% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

26.55% of Class P shares were held by the Portfolio Optimization Growth Portfolio

Diversified Bond Portfolio

98.10% of Class I shares were held by Pacific Life Insurance Company

11.47% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

13.76% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

45.18% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

26.56% of Class P shares were held by the Portfolio Optimization Growth Portfolio

Floating Rate Income Portfolio

95.26% of Class I shares were held by Pacific Life Insurance Company

10.75% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

13.70% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

50.86% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

19.84% of Class P shares were held by the Portfolio Optimization Growth Portfolio

High Yield Bond Portfolio

96.76% of Class I shares were held by Pacific Life Insurance Company

10.26% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

14.74% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

44.78% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

24.46% of Class P shares were held by the Portfolio Optimization Growth Portfolio

5.72% of Class P shares were held by the Portfolio Optimization Aggressive Growth Portfolio

Inflation Managed Portfolio

96.95% of Class I shares were held by Pacific Life Insurance Company

13.30% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

14.73% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

35.71% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

32.41% of Class P shares were held by the Portfolio Optimization Growth Portfolio

Intermediate Bond Portfolio

100.00% of Class I shares were held by Pacific Life Insurance Company

11.53% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

13.79% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

45.26% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

26.42% of Class P shares were held by the Portfolio Optimization Growth Portfolio

Managed Bond Portfolio

98.17% of Class I shares were held by Pacific Life Insurance Company

11.53% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

13.74% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

45.07% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

26.64% of Class P shares were held by the Portfolio Optimization Growth Portfolio

Short Duration Bond Portfolio

95.87% of Class I shares were held by Pacific Life Insurance Company

19.51% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

11.59% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

44.30% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

22.37% of Class P shares were held by the Portfolio Optimization Growth Portfolio

Emerging Markets Debt Portfolio

8.09% of Class I shares were held by Pacific Life & Annuity Company

91.91% of Class I shares were held by Pacific Life Insurance Company

13.97% of Class P shares were held by the Portfolio Optimization Conservative Portfolio

12.26% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

34.82% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

31.54% of Class P shares were held by the Portfolio Optimization Growth Portfolio

7.38% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Dividend Growth Portfolio

95.38% of Class I shares were held by Pacific Life Insurance Company

5.52% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

35.54% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

45.07% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.79% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Equity Index Portfolio

95.66% of Class I shares were held by Pacific Life Insurance Company

6.59% of Class P shares were held by Pacific Life Insurance Company

5.13% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

33.11% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

42.23% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.02% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Focused Growth Portfolio

95.05% of Class I shares were held by Pacific Life Insurance Company

5.07% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

34.53% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

46.35% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.29% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Growth Portfolio

98.50% of Class I shares were held by Pacific Life Insurance Company

34.57% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

46.21% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.25% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Hedged Equity Portfolio

8.45% of Class I shares were held by Pacific Life & Annuity Company

91.55% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Large-Cap Core Portfolio (formerly named Main Street® Core Portfolio)

98.54% of Class I shares were held by Pacific Life Insurance Company

5.49% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

35.43% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

45.14% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.77% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Large-Cap Growth Portfolio

96.26% of Class I shares were held by Pacific Life Insurance Company

34.62% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

46.48% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.23% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Large-Cap Value Portfolio

97.61% of Class I shares were held by Pacific Life Insurance Company

6.07% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

36.23% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

43.88% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.26% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Equity Portfolio

97.96% of Class I shares were held by Pacific Life Insurance Company

6.00% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

34.59% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

45.23% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.31% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Growth Portfolio

96.42% of Class I shares were held by Pacific Life Insurance Company

5.52% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

36.35% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

43.43% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.76% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Mid-Cap Value Portfolio

95.71% of Class I shares were held by Pacific Life Insurance Company

6.84% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

33.31% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

46.20% of Class P shares were held by the Portfolio Optimization Growth Portfolio

10.92% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Equity Portfolio

96.67% of Class I shares were held by Pacific Life Insurance Company

5.26% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

37.71% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

40.35% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.34% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Growth Portfolio

95.78% of Class I shares were held by Pacific Life Insurance Company

38.96% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

33.76% of Class P shares were held by the Portfolio Optimization Growth Portfolio

25.03% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Index Portfolio

97.72% of Class I shares were held by Pacific Life Insurance Company

8.27% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

35.43% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

39.72% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.10% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Small-Cap Value Portfolio

97.37% of Class I shares were held by Pacific Life Insurance Company

38.63% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

39.75% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.98% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Value Portfolio

98.46% of Class I shares were held by Pacific Life Insurance Company

5.96% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

36.72% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

43.77% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.26% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Value Advantage Portfolio

95.44% of Class I shares were held by Pacific Life Insurance Company

6.01% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

36.23% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

44.17% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.27% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Emerging Markets Portfolio

98.07% of Class I shares were held by Pacific Life Insurance Company

6.72% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

29.76% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

43.69% of Class P shares were held by the Portfolio Optimization Growth Portfolio

18.01% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

International Growth Portfolio.

96.56% of Class I shares were held by Pacific Life Insurance Company

5.09% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

31.45% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

49.36% of Class P shares were held by the Portfolio Optimization Growth Portfolio

13.52% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

International Large-Cap Portfolio

98.36% of Class I shares were held by Pacific Life Insurance Company

6.54% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

36.27% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

43.49% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.49% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

International Small-Cap Portfolio

98.07% of Class I shares were held by Pacific Life Insurance Company

7.05% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

30.01% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

41.24% of Class P shares were held by the Portfolio Optimization Growth Portfolio

19.15% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

International Value Portfolio

98.19% of Class I shares were held by Pacific Life Insurance Company

7.74% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

40.78% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

38.41% of Class P shares were held by the Portfolio Optimization Growth Portfolio

11.64% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Health Sciences Portfolio

6.76% of Class I shares were held by Pacific Life & Annuity Company

93.24% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Real Estate Portfolio

96.77% of Class I shares were held by Pacific Life Insurance Company

6.64% of Class P shares were held by the Portfolio Optimization Moderate-Conservative Portfolio

42.52% of Class P shares were held by the Portfolio Optimization Moderate Portfolio

38.71% of Class P shares were held by the Portfolio Optimization Growth Portfolio

12.11% of Class P shares were held by the Portfolio Optimization Aggressive-Growth Portfolio

Technology Portfolio

6.95% of Class I shares were held by Pacific Life & Annuity Company

93.05% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

ESG Diversified Portfolio

10.35% of Class I shares were held by Pacific Life & Annuity Company

89.65% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

ESG Diversified Growth Portfolio

99.15% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

PSF DFA Balanced Allocation Portfolio

96.17% of Class D shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Pacific Dynamix – Conservative Growth Portfolio

7.68% of Class I shares were held by Pacific Life & Annuity Company

92.32% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Pacific Dynamix – Moderate Growth Portfolio

5.76% of Class I shares were held by Pacific Life & Annuity Company

94.24% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Pacific Dynamix – Growth Portfolio

6.44% of Class I shares were held by Pacific Life Insurance Company

93.56% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Portfolio Optimization Conservative Portfolio

5.78% of Class I shares were held by Pacific Life & Annuity Company

94.22% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Portfolio Optimization Moderate-Conservative Portfolio

5.97% of Class I shares were held by Pacific Life & Annuity Company

94.03% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Portfolio Optimization Moderate Portfolio

5.28% of Class I shares were held by Pacific Life & Annuity Company

94.72% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Portfolio Optimization Growth Portfolio

95.29% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

Portfolio Optimization Aggressive-Growth Portfolio

95.05% of Class I shares were held by Pacific Life Insurance Company

100.00% of Class P shares were held by Pacific Life Insurance Company

PD 1-3 Year Corporate Bond Portfolio

17.88% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

58.12% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

24.00% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD Aggregate Bond Index Portfolio

21.79% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

61.07% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

17.14% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD High Yield Bond Market Portfolio

16.69% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

54.41% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

28.90% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD Large-Cap Growth Index Portfolio

7.25% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

52.28% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

40.47% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD Large-Cap Value Index Portfolio

7.70% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

51.90% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

40.40% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD Mid-Cap Index Portfolio

8.69% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

51.67% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

39.64% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD Small-Cap Growth Index Portfolio

37.64% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

57.83% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD Small-Cap Value Index Portfolio

8.05% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

45.44% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

46.51% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD Emerging Markets Index Portfolio

6.05% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

39.29% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

54.66% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

PD International Large-Cap Index Portfolio

7.65% of Class P shares were held by the Pacific Dynamix – Conservative Growth Portfolio

48.87% of Class P shares were held by the Pacific Dynamix – Moderate Growth Portfolio

43.48% of Class P shares were held by the Pacific Dynamix – Growth Portfolio

Voting Rights

Shareholders of the Trust are given certain voting rights. Each share of each Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable products.

Under the Declaration of Trust and Delaware law, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law, although special meetings may be called for a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended Advisory Agreement or sub-advisory agreement. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that any of the Trustees may be removed with or without cause by the affirmative vote of the shareholders of two-thirds of the outstanding shares (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than seven, or such other number as shall be fixed from time to time by the Trustees). The Trust’s shares do not have cumulative voting rights. Consistent with applicable law, the Board of Trustees may cause a Fund to dissolve or enter into reorganizations without the approval of shareholders.

In accordance with current laws, it is anticipated that a life insurance company issuing a variable contract that participates in the Trust (excluding the Pacific Dynamix Underlying Funds) will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in accordance with voting instructions received, and will vote shares or other voting interests not received in proportion to the voting instructions received by all Separate Accounts. The Trust’s shares do not have cumulative voting rights. As a result of proportional voting, the vote of a small number of contract holders could determine the outcome of a shareholder vote. For additional information regarding the Pacific Dynamix Underlying Funds, ESG Underlying Funds and DFA Underlying Funds, see the “Proxy Voting Policies and Procedures” section in this SAI.

Custodian and Transfer Agency and Dividend Disbursing Services

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as custodian of the Trust. Under the agreement with the Trust, State Street is permitted to hold assets of the Trust in an account that it maintains. Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash for the Trust in the custody of certain eligible foreign banks and securities depositories.

State Street will place and maintain the foreign assets of the Trust in the care of eligible foreign custodians determined by State Street and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

Pacific Life provides dividend disbursing and certain transfer agency services to the Trust for Class I shares, Class D shares, and the Class P shares that are offered for purchase by the separate accounts to serve as an investment medium for the variable products. Pacific Life does not receive compensation for providing these dividend disbursing and transfer agency services but does receive reimbursement for expenses incurred in providing these services. State Street provides transfer agency services for the Class P shares of the Underlying Funds that are utilized by the Funds-of-Funds, PLFA and certain of its affiliates, and State Street is compensated by the Trust for these services.

Financial Statements

The financial statements and financial highlights of each of the Funds of the Trust as of December 31, 2021 are incorporated by reference in this SAI from the Annual Report of the Trust dated December 31, 2021 (https://www.sec.gov/Archives/edgar/data/0000813900/000119312522064280/d256900dncsr.htm). The financial statements and financial highlights have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm.

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP serves as the independent registered public accounting firm for the Trust. The address of Deloitte & Touche, LLP is 695 Town Center Drive, Suite 1000, Costa Mesa, CA 92626. Deloitte & Touche, LLP provides audit services and review of certain documents to be filed with the SEC.

Counsel

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust and also acts as outside counsel to the Trust.

Code of Ethics

The Trust, the Adviser, PSD and each sub-adviser (including sub-subadvisers) have adopted codes of ethics designed to meet the requirements of Rule 17j-1 of the 1940 Act which have been approved by the Trust’s Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Adviser, PSD or sub-advisers who regularly have access to information about securities purchased for the Trust, to invest in securities for their own accounts. This could include securities that may be purchased by Funds of the Trust. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Trust. The Trust’s Code of Ethics requires reporting to the Board of Trustees on material compliance violations.

Proxy Voting Policies and Procedures

The Board has delegated proxy voting responsibilities with respect to each Fund to such Fund’s Manager, subject to the Board’s general oversight, with the direction that proxies should be voted consistent with the Fund’s best interests as determined by the Manager and applicable regulations. Each Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Manager and its affiliates. Due to the nature of the assets in which certain of the Funds invest (e.g., debt, currency, or derivatives), actions requiring proxy voting may not arise. In the event that proxy voting is required, the Manager’s Policies would apply.

The Policies set forth each Manager’s general position on various proposals. However, a Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions. The Policies on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Policies may reflect a voting position that differs from the actual practices of other investment companies or advisory clients for which a Manager or its affiliates serve as investment manager. Because each Manager will vote proxies consistent with its own Policies, it is possible that different Funds will vote differently on the same proposals or categories of proposals.

Set forth in Appendix B are the Policies for each Manager as prepared and provided by each Manager. The Trust files, by August 31 of each year, information regarding how each Fund has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Trust’s website at www.PacificLife.com/PacificSelectFund.html; and (ii) on the SEC’s website at http://www.sec.gov.

When a Fund’s securities are held in a sub-account within a State Street umbrella account at State Street’s sub-custodian banks the Managers may not be able to exercise their proxy voting rights with respect to such securities. In addition, the portfolio manager may choose not to vote in certain situations. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as in the case, for example, in certain foreign jurisdictions known as “share blocking markets”).

How shares will be voted by the ESG Portfolios, PSF DFA Balanced Allocation Portfolio, Pacific Dynamix Portfolios and Portfolio Optimization Portfolios. The Pacific Dynamix Portfolios and Portfolio Optimization Portfolios (collectively, “Funds-of-Funds”), in their capacity as shareholders of Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the Funds-of-Funds will vote their shares in accordance with the following: (1) If there are shareholders of an Underlying Fund other than one or more Fund-of-Funds, the Trust will vote any proxies of an Underlying Fund in the same proportion as the vote of all shareholders of the Underlying Fund other than the Funds-of-Funds, as applicable (“mirror vote”); (2) If the only shareholders of an Underlying Fund are one or more Funds-of-Funds, the Trust will seek voting instructions from the shareholders of the Funds-of-Funds, in which case the Trust will vote proxies in the same proportion as the instructions timely received from shareholders of a Funds-of-Funds, as applicable (“pass through vote”); (3) In the event a Fund-of-Funds and an Underlying Fund solicit a proxy for an identical proposal, and the only shareholders of an Underlying Fund are a Funds-of-Funds, then the Funds-of-Funds will mirror vote their proxies of the Underlying Funds in the same proportions as the votes cast on the proposal by the shareholders of the Funds-of-Funds, as applicable; or (4) the Trust may vote proxies in a manner as determined by the Board of Trustees of the Trust. The ESG Portfolios and the PSF DFA Balanced Allocation Portfolio, each in its capacity as a shareholder of the ESG Underlying Funds and the DFA Underlying Funds (respectively), may be requested to vote on matters pertaining to an ESG Underlying Fund or DFA Underlying Fund. If an ESG Underlying Fund or a DFA Underlying Fund that is a series of the Trust or Pacific Funds Series Trust calls a shareholder meeting and solicits proxies, an ESG Portfolio or the PSF DFA Balanced Allocation Portfolio, respectively, will vote its shares in the same manner as conditions 1-4 set out above for the Funds-of-Funds. If an ESG Underlying Fund or a DFA Underlying Fund that is not a series of the Trust or Pacific Funds Series Trust (“non-PL Underlying Funds”) and an ESG Portfolio or the PSF DFA Balanced Allocation Portfolio and its Advisory Group (as defined in Rule 12d1-4 under the 1940 Act) own in the aggregate 25% or less, calls a shareholder meeting and solicits proxies, an ESG Portfolio or the PSF DFA Balanced Allocation Portfolio, respectively, will vote its shares in accordance with the following, unless otherwise determined by the Board: (1) If there are shareholders of the non-PL Underlying Funds other than the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio, then the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio will mirror vote their shares; (2) If the only shareholders of the non-PL Underlying Funds are one or more of the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio, the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio will pass through vote; or (3) In such other manner as is determined appropriate by PLFA, in its discretion and in accordance with its fiduciary duty to an ESG Portfolio or the PSF DFA Balanced Allocation Portfolio. If a non-PL Underlying Fund in which an ESG Portfolio or the PSF DFA Balanced Allocation Portfolio and its Advisory Group (as defined in Rule 12d1-4 under the 1940 Act) own in the aggregate more than 25% calls a shareholder meeting and solicits proxies, then the ESG Portfolio or the PSF DFA Balanced Allocation Portfolio, respectively, will vote its shares in accordance with the following: (1) If there are shareholders of a non-PL Underlying Fund other than the ESG Portfolios or DFA Balanced Allocation Portfolio who are not required by Section 12(d)(1) or Rule 12d1-4 under the 1940 Act to mirror vote their shares of the non-PL Underlying Fund, then the ESG Portfolios and DFA Balanced Allocation Portfolio will mirror vote their shares; or (2) If all shareholders of the non-PL Underlying Fund are required by Section 12(d)(1) or Rule 12d1-4 under the 1940 Act to mirror vote their shares of the non-PL Underlying Fund (this would occur, for example, if an ESG Portfolio or the PSF DFA Balanced Allocation Portfolio is informed by the non-PL Underlying Fund that the non-PL Underlying Fund's shares are offered or held exclusively by funds of funds), the ESG Portfolios and the PSF DFA Balanced Allocation Portfolio will pass through vote.

For the ESG Underlying Funds, the investment advisers (or sub-advisers, as applicable) to the ESG Underlying Funds that have equity strategies have adopted proxy voting policies and procedures which address ESG factors and apply to the ESG Underlying Funds. Investment advisers to ESG Underlying Funds that have fixed income strategies generally do not consider proxy voting to be a primary form of engagement for ESG purposes.

Registration Statement

This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are available on the SEC’s website at www.sec.gov.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

APPENDICES

Appendix A: Description of Fixed Income/Debt Instrument Ratings

Three of the most common nationally recognized statistical rating organizations (“Rating Agencies”) are Standard & Poor’s, Moody’s and Fitch. Information regarding ratings from each of these Rating Agencies is listed below.

If the Rating Agencies assign different ratings to the same security, a Fund may use the highest rating for purposes of determining an instrument’s credit quality for investment grade, and may use the lowest rating for purposes of determining an instrument’s credit quality for non-investment grade.

Long-Term Ratings

Long-term debt instruments include notes, bond, loans and other debt instruments generally with maturities in excess of thirteen months as defined more specifically by each Rating Agency.

Investment Grade

Standard & Poor’s

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody’s

(Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘Aa’ through ‘Caa’. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.)

Aaa  Obligations rated ‘Aaa’ are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa  Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated ‘A’ are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated ‘Baa’ are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Fitch

(The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High Credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade

Standard & Poor’s

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

(Moody’s also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.)

Ba  Obligations rated ‘Ba’ are judged to be speculative and are subject to substantial credit risk.

B  Obligations rated ‘B’ are considered speculative and are subject to high credit risk.

Caa  Obligations rated ‘Caa’ are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated ‘C’ are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Fitch

(The ratings from ‘BB’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories.)

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC  Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Short-Term Ratings

Short-term instruments include those instruments such as commercial paper and other instruments with maturities of thirteen months or less as defined more specifically by each Rating Agency.

Standard & Poor’s

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch

F1 Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B: PROXY VOTING POLICIES AND PROCEDURES FOR EACH OF THE FOLLOWING MANAGERS

AB

Statement of Policies and Procedures for Proxy Voting

(Dated: March 2022)

1. Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, "proxies"), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients' investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2. RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

 RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.

 ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3. PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long- term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case- by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals (each an “SHP”). We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

● Materiality of the mentioned ESG or climate issue for the company’s business

● The company’s current practice, policy and framework

● Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

● Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of shareholders or the group that that they are associated with?

● How does the proposal add value for shareholders?

This shareholder proposal framework applies to all proposal items labeled “SHP” throughout the Policy and any shareholder proposals that aren’t discussed in the Policy but appear in our voting universe.

 3.1 Board and Director Proposals

1.	Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2.	Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3.	Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4.	Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5.	Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6.	Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7.	Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

● We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

● We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

● We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.

● We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more total public company board seats for non- CEOs, three (3) or more total public company board seats for the sitting CEO of the company in question and two (2) or more total public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a. Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b. Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.

1.	10.	Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

2.	11.	Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

3.	12.	Majority of Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

4.	13.	Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

5.	14.	Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

6.	15.	Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

7.	16.	Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

[1] For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2] Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

 3.2 COMPENSATION PROPOSALS

1.	17.	Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

2.	18.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

3.	19.	Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

4.	20.	Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

5.	21.	Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

6.	22.	Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

7.	23.	Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

8.	24.	Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

9.	25.	Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

● Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

● Compensation costs should be managed in the same way as any other expense;

● Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

● In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

10.	26.	Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

11.	27.	Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

12.	28.	Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

13.	29.	Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore, we will vote against shareholder proposals asking to prohibit relocation benefits.

14.	30.	Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

15.	31.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

16.	32.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

17.	33.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

 3.3 CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

1.	34.	Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

2.	35.	Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

3.	36.	Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

4.	37.	Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

5.	38.	Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

6.	39.	Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

7.	40.	Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

8.	41.	Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two - tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

9.	42.	Increase Authorized Common Stock	CASE-BY-CASE

In general, we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

10.	43.	Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

11.	44.	Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

12.	45.	Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

13.	46.	Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

14.	47.	Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

15.	48.	Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

16.	49.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

17.	50.	Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

 3.4 AUDITOR PROPOSALS

1.	51.	Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

2.	52.	Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

3.	53.	Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

4.	54.	Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

5.	55.	Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

 3.5 SHAREHOLDER ACCESS AND VOTING PROPOSALS

1.	56.	A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

2.	57.	Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

3.	58.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

4.	59.	Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

5.	60.	Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

6.	61.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

7.	62.	Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

8.	63.	Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

9.	64.	Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

10.	65.	Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

11.	66.	Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things— a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

● Explanation for eliminating the in-person meeting;

● Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

● How to submit and ask questions;

● How the company plans to mimic real-time in-person question and answer session; and

● List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company.

 3.6 ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

1.	67.	Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

2.	68.	Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

3.	69.	Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

4.	70.	Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

5.	71.	Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

6.	72.	Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

7.	73.	Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

For proposals addressing forced labor and supply chain management from the human rights perspective, AB assesses the proposal based on its proprietary framework. The framework considers factors such as oversight of the issue, risk identification process, action plan to mitigate risks, the effectiveness of the action plan, and future improvement.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

8.	74.	Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

9.	75.	Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

10.	76.	Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

11.	77.	Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

12.	78.	Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

13.	79.	Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

14.	80.	Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups.

Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports.

Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4 CONFLICTS OF INTEREST

 4.1 INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship , and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

 4.2 ADHERENCE TO STATED PROXY VOTING POLICIES

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

 4.3 DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

 4.4 POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

● Publicly-traded clients of AB;

● Publicly-traded companies that distribute AB mutual funds;

● Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

● Publicly-traded companies which are sell-side clients of our affiliated broker-dealer, Sanford C. Bernstein & Co.;

● Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

● Publicly-traded affiliated companies;

● Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

● Publicly-traded companies targeted by the AFL-CIO for engagement and voting; and

● Any other company subject to a material conflict of which a Committee member becomes aware4.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

4 The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

.

 4.5 DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

● If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

● If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

● Recuse or “wall-off” certain personnel from the proxy voting process;

● Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

● Take other actions as the Conflicts Officer deems appropriate.

 4.6 REVIEW OF THIRD PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

 4.7 CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy.

Routine administrative inquiries from proxy solicitors need not be reported.

 4.8 A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5 VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company (http://vds.issproxy.com/SearchPage.php?CustomerID=447). Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6 RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.

 6.1 PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website at https://www.alliancebernstein.com/content/dam/corporate/corporate-pdfs/AB-Proxy-Voting-and-Governance-Policy.pdf.

 6.2 PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

 6.3 RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4 RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

 6.5 DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

7 PROXY VOTING PROCEDURES

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

 7.1 VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team assess the proposals via ISS’s web platform, ProxyExchange, and submit all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

In addition, AB’s proxy votes are double-checked in a two-tiered approach. Votes for significant holdings, as defined by our stake, are reviewed real-time by an offshore team to verify that the executed votes are in-line with our Policy. Votes outside of the significant holdings universe are sampled and reviewed on a monthly basis by the members of Responsibility team to ensure their compliance with our Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

 7.2 SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client's best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

 7.3 LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

AMERICAN CENTURY

Proxy Voting Policy

Date: January 1, 2020

American Century is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A. General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B. Specific Proxy Matters

1. Routine Matters

a. Election of Directors

(1) Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

(2) Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

(3) Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

(4) Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.

(5) Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

(6) Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b. Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where

(1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2. Compensation Matters

a. Executive Compensation

(1) Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

(2) Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b. Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Advisor will generally vote against the adoption of plans or plan amendments that:

• Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

• Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

• Establish restriction periods shorter than three years for restricted stock grants;

• Do not reasonably associate awards to performance of the company; or

• Are excessively dilutive to the company.

3. Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a. Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b. Staggered Board

If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c. "Blank Check" Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d. Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e. Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

f. Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g. "Supermajority" Voting Provisions or Super Voting Share Classes

A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h. "Fair Price" Amendments

This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i. Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j. Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.

The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k. Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l. Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m. Confidential Voting

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n. Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4. Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

5. Other Matters

a. Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b. Anti-Greenmail Proposals

"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c. Indemnification

The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d. Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e. Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f. Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

g. Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h. Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C. Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D. Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BlackRock

Global Principles

(Updated January 2022)

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we have determined that it is generally in the best long-term interest of our clients to promote sound corporate governance as an informed, engaged shareholder. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership—the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, we believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues including, but not limited to environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in their best long-term economic interests. We also participate in the public dialogue to help shape global norms and industry standards with the goal of supporting a policy framework consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters, including ESG-related issues. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed.

Where company reporting and disclosure is inadequate or we believe the approach taken may be inconsistent with sustainable, long-term value creation, we will engage with a company and/or vote in a manner that encourages progress.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and risks and opportunities that are material to the companies in which our clients invest, including those related to ESG. Engagement also informs our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and sustainable business practices, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced. Similarly, it provides us an opportunity to hear directly from company boards and management on how they believe their actions are aligned with sustainable, long-term value creation. We primarily engage through direct dialogue but may use other tools such as written correspondence to share our perspectives.

We generally vote in support of management and boards that demonstrate an approach consistent with creating sustainable, long-term value. If we have concerns about a company’s approach, we may choose to explain our expectations to a company’s board and management. Following our engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re- election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome we believe is most aligned with our clients’ long-term economic interests.

Key themes

We recognize that accepted standards and norms of corporate governance can differ between markets. However, we believe there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value. This set of global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability. At a minimum, we believe companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports sustainable long-term value creation.

These Principles cover seven key themes:

● Boards and directors

● Auditors and audit-related issues

● Capital structure, mergers, asset sales, and other special transactions

● Compensation and benefits

● Environmental and social issues

● General corporate governance matters and shareholder protections

● Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

Boards and directors

Our primary focus is on the performance of the board of directors. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating sustainable long-term value. This includes the effective management of strategic, operational, financial, and material ESG factors and the consideration of key stakeholder interests. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of material issues that affect the company’s long term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed, and mitigated.

Where a company has not adequately disclosed and demonstrated it has fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider having particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support sustainable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

● Establishing an appropriate corporate governance structure

● Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

● Providing oversight on the identification and management of material, business operational, and sustainability-related risks

● Overseeing the financial resilience of the company, the integrity of financial statements and the robustness of a company’s Enterprise Risk Management1 framework

● Making decisions on matters that require independent evaluation which may include mergers, acquisitions and dispositions, activist situations or other similar cases

● Establishing appropriate executive compensation structures

● Addressing business issues, including environmental and social risks and opportunities, when they have the potential to materially impact the company’s long-term value

There should be clear definitions of the role of the board, the committees of the board and senior management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting.

1 Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY)

Regular accountability

BlackRock believes that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, we believe it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We expect companies to keep under regular review the effectiveness of its board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, diversity and independence.

When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding ‘group think’. We ask boards to disclose how diversity is considered in board composition, including demographic characteristics such as gender, race/ethnicity and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model and strategy. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

This position is based on our view that diversity of perspective and thought – in the board room, in the management team and throughout the company – leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.2 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

We expect there to be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

● Current or recent employment at the company or a subsidiary

● Being, or representing, a shareholder with a substantial shareholding in the company

● Interlocking directorships

● Having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.

BlackRock believes that boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

2 For example, the role of gender diversity on team cohesion and participative communication is explored by: Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175. http://dx.doi.org/10.1002/job.2031.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities - including when there are unforeseen events – and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we expect increased scrutiny of the assumptions underlying financial reports, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and non-financial information, internal control frameworks, and in the absence of a dedicated risk committee, Enterprise Risk Management systems. BlackRock believes that effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight.

We take particular note of critical accounting matters, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or Internal Audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. We believe strongly in one vote for one share as a guiding principle that supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality, and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. We believe that such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors, and ideally, the terms also have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of ESG-related criteria, but believes that where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance.

We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

Environmental and social issues

We believe that well-managed companies will deal effectively with material environmental and social (“E&S”) factors relevant to their businesses. Governance is the core structure by which boards can oversee the creation of sustainable long-term value. Appropriate risk oversight of E&S considerations stems from this construct.

Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material E&S risks and opportunities. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB).3 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD Governance, Strategy, Risk Management, and Metrics and Targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.

3 The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB)to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. The IFRS Foundation plans to complete consolidation of the Climate Disclosure Standards Board (CDSB—an initiative of CDP) and the Value Reporting Foundation (VRF—which houses the Integrated Reporting Framework and the SASB Standards) by June 2022.

We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry-or company-specific.

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry-specific initiatives on managing specific operational risks may be useful. Companies should disclose any global standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within their strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.

In Stewardship, we understand that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and just transition to net zero4. Many companies are asking what their role should be in contributing to a just transition – in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.

In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.5 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

We look to companies to set short-, medium- and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.

Key stakeholder interests

We believe that to advance long-term shareholders’ interests, companies should consider the interests of their key stakeholders’. It is for each company to determine its key stakeholders based on what is material to its business, but they are likely to include employees, business partners (such as suppliers and distributors), clients and consumers, government, and the communities in which they operate.

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We expect companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts, and grievance mechanisms to remediate any actual adverse material impacts. The maintenance of trust within these relationships can be equated with a company’s long-term success.

To ensure transparency and accountability, companies should disclose how they have identified their key stakeholders and considered their interests in business decision-making, demonstrating the applicable governance, strategy, risk management, and metrics and targets. This approach should be overseen by the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

4 For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

5 The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate—those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate Form

We believe it is the responsibility of the board to determine the corporate form that is most appropriate given the company's purpose and business model.6 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of E&S risks.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the issuer.

Where a proposal is focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and / or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.

BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. To meet this standard, BIS is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (“Guidelines”). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.

6 Corporate form refers to the legal structure by which a business is organized.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund's portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

● BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

● BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

● BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

● Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

● Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

● BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

● Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf.

● Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

● Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent fiduciary to vote proxies of:

o public companies that include BlackRock employees on their boards of directors,

o public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors,

o public companies that are the subject of certain transactions involving BlackRock Funds,

o public companies that are joint venture partners with BlackRock, and

o public companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary.

In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciaries, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration)7. BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

7 Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support long-term sustainable value creation.

Boston Partners

PROXY VOTING POLICIES AND PROCEDURES

Effective March 2022

Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquires, contact (617) 832-8153.

ClearBridge

Proxy Voting Policies and Procedures

(Amended as of February 2022)

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A. Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1. ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Franklin Resources, Inc. (“Franklin”) business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2. ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Franklin unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin business units and because of the existence of informational barriers between ClearBridge and certain other Franklin business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin business unit or non-ClearBridge Franklin officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4. A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B. Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2. All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3. The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

• disclosing the conflict to clients and obtaining their consent before voting;

• suggesting to clients that they engage another party to vote the proxy on their behalf;

• in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

• such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C. Third-Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A. Election of Directors

1. Voting on Director Nominees in Uncontested Elections.

a. We withhold our vote from a director nominee who:

• attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

• received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

• is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

• is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

• is a member of the company’s nominating committee and there is no gender diversity on the board (or those currently proposed for election to the board do not meet that criterion);

• is a member of the company’s nominating committee and there is no racial/ethnic diversity on the board (or those currently proposed for election to the board do not meet that criterion).1

b. We vote for all other director nominees.

2. Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

• Designation of a lead director

• Majority of independent directors (supermajority)

• All independent key committees

• Size of the company (based on market capitalization)

• Established governance guidelines

• Company performance

3. Majority of Independent Directors

a. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5. Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6. Director and Officer Indemnification and Liability Protection

a. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

___________________

This position only applies to Anglo markets which is defined as US, Canada, UK, Ireland, Australia and New Zealand.

d. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

7. Director Qualifications

a. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b. We vote against shareholder proposals requiring two candidates per board seat.

B. Proxy Contests

1. Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2. Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C. Auditors

1. Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2. Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3. Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4. Indemnification of Auditors

We vote against proposals to indemnify auditors.

D. Proxy Contest Defenses

1. Board Structure: Staggered vs. Annual Elections

a. We vote against proposals to classify the board.

b. We vote for proposals to repeal classified boards and to elect all directors annually.

2.  Shareholder Ability to Remove Directors

a. We vote against proposals that provide that directors may be removed only for cause.

b. We vote for proposals to restore shareholder ability to remove directors with or without cause.

c. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3. Cumulative Voting

a. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4. Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5. Shareholder Ability to Call Special Meetings

a. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b. We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6. Shareholder Ability to Act by Written Consent

a. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b. We vote for proposals to allow or make easier shareholder action by written consent.

7. Shareholder Ability to Alter the Size of the Board

a. We vote for proposals that seek to fix the size of the board.

b. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8. Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9. Amendment of By-Laws

a. We vote against proposals giving the board exclusive authority to amend the by-laws.

b. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

● shareholder rights are protected;

● there is negligible or positive impact on shareholder value;

● management provides adequate reasons for the amendments; and

● the company is required to do so by law (if applicable).

E. Tender Offer Defenses

1. Poison Pills

a. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2. Fair Price Provisions

a. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3. Greenmail

a. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4. Unequal Voting Rights

a. We vote against dual class exchange offers.

b. We vote against dual class re-capitalization.

5. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6. Supermajority Shareholder Vote Requirement to Approve Mergers

a. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7. White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F. Miscellaneous Governance Provisions

1. Confidential Voting

a. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3. Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4. Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5. Other Business

We vote for proposals that seek to bring forth other business matters.

6. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G. Capital Structure

1. Common Stock Authorization

a. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

● Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

● The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2. Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4. Blank Check Preferred Stock

a. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5. Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6. Preemptive Rights

a. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

● Size of the Company.

● Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

● Percentage of the rights offering (rule of thumb less than 5%).

b. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7. Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9. Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

● It is intended for financing purposes with minimal or no dilution to current shareholders

● It is not designed to preserve the voting power of an insider or significant shareholder

10. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12. Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H. Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1. OBRA-Related Compensation Proposals

a. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b. Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d. Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2. Expensing of Options

We vote for proposals to expense stock options on financial statements.

3. Shareholder Proposals to Limit Executive and Director Pay

a. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

4. Reports to Assess the Feasibility of including Sustainability as Performance Metrice

We vote in favor of non-binding proposals for reports on the feasibility of including sustainability as a performance metric for senior executive compensation.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

● Compensation committee comprised of independent outside directors

● Maximum award limits

● Repricing without shareholder approval prohibited

● 3-year average burn rate for company

● Plan administrator has authority to accelerate the vesting of awards

● Shares under the plan subject to performance criteria

5. Golden Parachutes

a. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6. Golden Coffins

a. We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b. We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7. Anti-Tax Gross-up Policy

a. We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b. We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9. Employee Stock Purchase Plans

a. We vote for qualified plans where all of the following apply:

● The purchase price is at least 85 percent of fair market value

● The offering period is 27 months or less

● The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b. We vote for non-qualified plans where all of the following apply:

● All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

● There are limits on employee contribution (ex: fixed dollar amount)

● There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

● There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11. Stock Compensation Plans

a. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12. Directors Retirement Plans

a. We vote against retirement plans for non-employee directors.

b. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13. Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

14. Shareholder Proposals Regarding Executive and Director Pay

a. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b. We vote against shareholder proposals requiring director fees be paid in stock only.

c. We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d. We vote for shareholder proposals to put option repricing to a shareholder vote.

e. We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15. Management Proposals on Executive Compensation

a. For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

● Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

● Performance metrics for short- and long-term incentive programs

● CEO pay relative to company performance (is there a misalignment)

● Tax gross-ups to senior executives

● Change-in-control arrangements

● Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b. We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16. Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

● While employed and/or for one to two years following the termination of their employment; or

● For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

● Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

● Actual stock ownership of the company’s named executive officers

● Policies aimed at mitigating risk taking by senior executives

● Pay practices at the company that we deem problematic

I. State/Country of Incorporation

1. Voting on State Takeover Statutes

a. We vote for proposals to opt out of state freeze-out provisions.

b. We vote for proposals to opt out of state disgorgement provisions.

2. Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc.); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3. Control Share Acquisition Provisions

a. We vote against proposals to amend the charter to include control share acquisition provisions.

b. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c. We vote for proposals to restore voting rights to the control shares.

d. We vote for proposals to opt out of control share cashout statutes.

J. Mergers and Corporate Restructuring

1. Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2. Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3. Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4. Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5. Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7. Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8. Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9. Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K. Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1. Sustainability Reporting

a. We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

b. We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2. Diversity & Equality

a. We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b. We vote for proposals requesting comprehensive disclosure on board diversity;

c. We vote for proposals requesting comprehensive disclosure on employee diversity;

d. We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

e. We vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

3. Climate Risk Disclosure

a. We vote for climate proposals seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b. We vote for climate proposals requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4. Case-by-Case E&S Proposals (examples)

a. Animal welfare policies;

b. Human rights and company policies;

c. Operations in high-risk or sensitive areas;

d. Product integrity and marketing.

L. Miscellaneous

1. Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2. Political Contributions

We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

● Does the company have a political contributions policy publicly available

● How extensive is the disclosure on these documents

● What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

● Does the company provide information on its trade association expenditures

● Total amount of political expenditure by the company in recent history

3. Operational Items

a. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f. We vote against proposals to approve other business when it appears as voting item.

4. Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

● the opening of the shareholder meeting

● that the meeting has been convened under local regulatory requirements

● the presence of a quorum

● the agenda for the shareholder meeting

● the election of the chair of the meeting

● regulatory filings

● the allowance of questions

● the publication of minutes

● the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6. Stock (Scrip) Dividend Alternatives

a. We vote for most stock (scrip) dividend proposals.

b. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A. Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.  DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

● a copy of these policies and procedures;

● a copy of each proxy form (as voted);

● a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

● documentation relating to the identification and resolution of conflicts of interest;

● any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

● a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

DIFA

PROXY VOTING POLICIES AND PROCEDURES SUMMARY

(Dated: January 2021)

If and when proxies need to be voted on behalf of a registered investment company by Delaware Investments Fund Advisers in its role as a Subadviser (the “Subadviser”), it will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Subadviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Subadviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Subadviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Subadviser has contracted with proxy advisory firms to analyze proxy statements on behalf of the Fund and other Subadviser clients and provide Subadviser with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing proxy advisory firm’s proxy voting activities. If a proxy has been voted for the Fund, the proxy advisory firm will create a record of the vote.

When determining whether to invest in a particular company, one of the factors Subadviser may consider is the quality and depth of the company’s management. As a result, Subadviser believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, Subadviser’s votes are cast in accordance with the recommendations of the company’s management. However, Subadviser may vote against management’s position when it runs counter to Subadviser’s specific Proxy Voting Guidelines (the “Guidelines”), and Subadviser will also vote against management’s recommendation when Subadviser believes such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

The Subadviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which Subadviser receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by Subadviser’s portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If Subadviser becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee’s delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm’s recommendation pursuant to Subadviser’s Procedures, then no further action is needed to be taken by the Committee. If the Subadviser’s portfolio management team is considering voting a proxy contrary to the proxy advisory firm research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between Subadviser and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm’s research recommendation or abstain from voting.

FIAM

Proxy Voting Guidelines

February 2022

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds’ investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election.

Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund’s investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision. Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67- 90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

➢ Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

➢ Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

➢ Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

➢ Micro-capitalization company means a company with market capitalization under US

$300 million.

➢ Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

➢ Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Franklin

Proxy Voting Policies & Procedures

An SEC Compliance Rule Policy and Procedures*

(As of December 2021)

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Manager indicating such intention and provide written instructions directing the Investment Manager or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the investment manager’s evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Circumstances Where the Investment Manager May Generally Rely on the Recommendations of a Proxy Service

Certain of the Investment Manager’s clients’ accounts are separate accounts or funds (or a portion thereof) that follow a smart beta strategy, are passively managed to track a particular securities index, or employ a quantitative strategy. These accounts include certain client accounts managed by Franklin Templeton Investment Solutions (“FTIS”), a business unit of the Investment Manager that are managed systematically to either (i) track a specified securities index (including but not limited to exchange traded funds (“ETFs”)) or (ii) seek to achieve other stated investment objectives.

In the case of accounts managed to track an index, the primary criteria for determining whether a security should be included (or continue to be included) in an investment portfolio is whether such security is a representative component of the securities index that the account is seeking to track. For other systematically-managed accounts that do not track a specific index, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines ( the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis. The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Manager takes the position that relationships between certain affiliates acquired as a result of the Legg Mason transaction that do not use the “Franklin Templeton” name (“Legg Mason Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and a Legg Mason Affiliate) do not present a conflict of interest for the Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Manager operates as an independent business unit from the Legg Mason Affiliate business units, and (ii) informational barriers exist between the Investment Manager and the Legg Mason Affiliate business units. Franklin Templeton employees are under an obligation to bring any conflicts of interest, including conflicts of interest which may arise because of an attempt by a Legg Mason Affiliate business unit or officer or employee to influence proxy voting by the Investment Manager to the attention of Franklin Templeton’s compliance department.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Manager’s or an affiliate’s (other than a Legg Mason Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Manager or an affiliate (other than a Legg Mason Affiliate as described above) and an issuer may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates (other than Legg Mason Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers (other than Legg Mason Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

To address certain affiliate conflict situations (e.g., under Section 12 of the 1940 Act), the Investment Manager will employ pass- through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. Each issue, however, is considered on its own merits, and the Investment Manager will base its decision on its own analysis, proxy guidelines, and its judgment as to what is the best interest of the client. The recommendation of management will be an input into this analysis.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues (“ESG”) throughout the year. We take a proactive approach focusing on long-term, financially material ESG risks and opportunities that may affect a company’s valuation and ability to create value.

The Investment Manager may choose engagement as the preferred route to achieving change over voting for a proposal, which may be poorly written or overly burdensome, but where there is a legitimate issue being raised. In such cases, the Investment Manager will consider management’s response to such engagement in future votes.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s), working with the Investment Manager’s ESG professionals and Chief Investment Officer, are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company, the investment objectives of the client if known, and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise, nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and believes that key committees such as audit, nominating, and compensation committees should be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight.

In evaluating its vote for directors, the Investment Manager will consider the individual’s qualifications, their ability to devote sufficient time to the Board, and their independence from management, as well as the overall composition of the Board. As it relates to the composition of a Board, the Investment Manager will consider current local market best practices and governance structures. Consideration will be given to the different qualifications and expertise of each director and the relevance of their experience to the company’s operations, how representative the Board is of the company’s operations, diversity of experience and backgrounds and other factors deemed relevant to that specific situation. Additionally, the Investment Manager will consider withholding votes from directors chairing or serving on committees which in its view have not been sufficiently responsive to shareholder concerns.

The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. The Investment Manager will generally vote in favor of separating Chair and CEO positions, although consideration will be given to whether there is a strong Lead Independent Director as well as the company’s corporate governance performance generally. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation. In control situations, the Investment Manager will consider the specific circumstances of the situation. In general, the Investment Manager will focus on the protection of minority shareholder rights, and the history of the exercise of control by the controlling shareholder(s). While the general proxy voting guidelines generally apply to control situations as well, the Investment Manager will be mindful of the specifics of the situation in evaluating any matter up for vote.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive or include tax gross-ups. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will generally support holding say-on-pay votes annually. The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis. The Investment Manager will consider ISS’s and/or Glass Lewis’s analysis of the plan, the alignment of pay and performance, the overall structure of the plan, the metrics used to judge performance and management performance. This will all be considered in light of current best practice for the local market. The Investment Manager will generally seek strong disclosure of the basis and rationale for pay decisions. Any discretionary elements of the compensation plan will be reviewed on the basis of sound judgement. Repricing of compensation awards, retroactive adjustments favoring management, or discretion which is considered poorly exercised will lead to strong consideration of a vote against the compensation decision. The Investment Manager will generally support the inclusion of material, measurable, and clearly disclosed ESG metrics in executive remuneration.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile. The Investment Manager will generally support strong rights for shareholders as it relates to calling special meetings and acting by written consent.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager believes that environmental and social issues can have significant impact on a company’s performance over time. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental and social issues. Appropriate oversight and handling of such issues can benefit corporate culture and performance over time. More information on the Investment Manager’s approach to incorporation of ESG issues into its investments can be found at https://www.franklintempleton.com/investor/our- firm/sustainable-investing.

The Investment Manager believes that corporations have a responsibility to provide strong oversight of ESG issues, both at the Board and management level, and that the oversight process should be explained clearly to shareholders. The Investment Manager also believes that corporations should provide strong disclosures of their performance on relevant ESG metrics, which should be based upon one or more of the available reporting frameworks, such as SASB, TCFD, CDP, CDSB, or GRI, but the Investment Manager will consider the overall quality and level of disclosure provided, as well as that planned to be provided, in considering its support for any proposal advocating a specific type of disclosure or report. It is important that shareholders have sufficient information to assess the ESG-related risks and opportunities of the company, and the management of those risks. The Investment Manager may hold directors accountable in situations where disclosures or business practices are deemed inadequate..

Climate Change/Net Zero: The Investment Manager recognizes the impact of climate change and the need for society to accelerate the transition toward global net zero greenhouse gas emissions (“Net Zero”). The Investment Manager believes that corporations have a responsibility to understand and manage the risks associated with the potential for changing regulatory environments and societal preferences as a result of the efforts to accelerate toward Net Zero. The Investment Manager further believes that corporations should take appropriate steps, consistent with the interests of shareholders, to position their business for a Net Zero future. The Investment Manager also recognizes that a Net Zero future does not require every individual asset type to be Net Zero, and that the path to achieve Net Zero is uncertain. Accordingly, the Investment Manager will consider each proposal relating to carbon emissions or Net Zero on its own merits, in light of the relevant regulatory environment(s) and economic impact on the business. The Investment Manager will consider such proposals on the basis of seeking to ensure that companies are exercising strong oversight, considering and disclosing relevant information, and taking reasonable, economic steps to position the business for a Net Zero future.

Political Lobbying: The Investment Manager believes that companies should have strong oversight of lobbying spending and political contributions, with the oversight process clearly explained to shareholders. The Investment Manager believes such spending and contributions should be thoroughly disclosed and readily accessible. The Investment Manager believes all lobbying spending should be consistent with the company’s stated strategies and policies. The Investment Manager will consider any shareholder proposals related to lobbying and political contributions based on the specifics of the situation, with these guidelines in mind.

Human Capital Management & Diversity: The Investment Manager will generally support reasonable shareholder resolutions requesting disclosure of diversity data and targets and disclosure on gender pay gaps within companies, while considering existing policies and procedures of the company, local market norms, and whether the proposed information is useful to shareholders.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: The Investment Manager will consider shareholder proxy access proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the responsiveness of management, the intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above generally apply to the Investment Manager’s proxy voting decisions around the world, subject to local market best practices. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i)   a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of

Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (x) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager will generally vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group to maintain control over such materials.

3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4. In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5. The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening. If the Proxy Group learns that an issuer has filed additional solicitation materials sufficiently prior to the submission deadline, the Proxy Group will disseminate this information to the Investment Manager so that the Investment Manager may consider this information and determine whether it is material to its voting decision.

7. The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8. With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9. The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10. If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11. The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with legal staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13. The Proxy Group, in conjunction with legal staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14. The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15. The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16. The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on materially accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19. At least annually, the Proxy Group will verify that:

a. A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;

b. A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

c. Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and

d. Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. For proprietary Australian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleon.com.au no later than September 30 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

Geode

Proxy Voting Policies & Procedures

As of January 2022

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (as well as shareholders of mutual funds for which it serves as adviser or sub-adviser). The purposes of these proxy voting policies are to (1) establish a framework for Geode’s analysis and decision-making with respect to proxy voting and (2) set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Geode will engage established commercial proxy advisory firms for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial or require additional analysis under these Policies.

Geode may determine to follow or reject any recommendation based on the research and analysis provided by proxy advisory firms or on any independent research and analysis obtained or generated by Geode. However, Geode has retained a third-party proxy voting service (the “Agent”) to affect votes based on the customized policies established by Geode and maintain records of all of Geode’s proxy votes. In limited instances where the Policies do not address the specific matter, the Agent will refer the ballot back to Geode. For ballots related to proxy contests, mergers, acquisitions and other organizational transactions, Geode may determine it is appropriate to conduct a company specific evaluation. In cases of proxies not voted by the Agent, the ultimate voting decision and responsibility rests with Geode Proxy. Geode’s Operations Committee oversees the exercise of voting authority under these proxy voting policies.

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (or any affiliate of Geode) or their respective directors, officers, employees or agents, such person shall notify the other members of the Operations Committee. Geode will analyze and address such potential conflict of interest, consulting with outside counsel, as appropriate. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) abstain, (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy or (4) recommend other methodology for mitigating the conflict of interest, if deemed appropriate (e.g., echo voting).

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (as well as shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by Geode Proxy based on fundamental analysis and/or research and recommendations provided by the Agent and other third-party proxy advisory firms.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I. Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

● Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

● Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.

● Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.

● Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.

● Gender Diversity. If there are no women on the Board unless the Board has made a firm commitment to return to a gender-diverse status when there was a woman on the Board at the preceding annual meeting

● Overboarding. The Director is a CEO and sits on the Board of more than two public companies besides his or her own; or a non-CEO Director who sits on more than five public company boards

● In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II. Majority Election. Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III. Say on Pay (non-binding).

● Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance; (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.

● Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

● Advisory Vote on Golden Parachute. Geode will vote AGAINST excessive change-in-control severance payments.

IV.  Vote AGAINST Anti-Takeover Proposals, including:

● Addition of Special Interest Directors to the board.

● Authorization of “Blank Check” Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

● Classification of Boards, Geode will vote FOR proposals to de-classify boards.

● Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

● Golden Parachutes, that Geode deems to be excessive in the event of change-in-control.

● Poison Pills. Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; Or (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

● Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

● Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

● Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

● Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).

● Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

● Transfer of Authority from Shareholders to Directors.

V. Vote FOR proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VII.  Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders’ interests.

VIII.  Vote FOR elimination of Preemptive Rights.

IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors’ Liability for Breaches of Care.

XI.  Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority; the plan contains no safeguards against selective buybacks, or the authority can be used as an anti-takeover mechanism.

XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.

XIV.  Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.

XV.  Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%. However, a company’s specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders’ interests.

XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company’s shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company’s current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.

XVII.  Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:

● The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.

● The dilution effect of the shares authorized under the plan (including by virtue of any “evergreen” or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

● The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the “De Minimis Exception”).

● The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

● The plan’s terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management’s control) and is within the limits of the De Minimis Exception.

● Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.

XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options.

XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company’s relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards (“RSA”) if:

● The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.

XXV. Vote FOR Employee Stock Ownership Plans (“ESOPs”) of non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXVII. Environmental and Social Proposals

Evaluate each proposal related to environmental and social issues (including political contributions). Generally, Geode expects to vote with management’s recommendation on shareholder proposals concerning environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.

XXVIII. Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access.

Geode will evaluate management proposals on proxy access. Geode will evaluate shareholder proposals seeking to amend an existing proxy access right.

XXIX. Shares of Investment Companies

● For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds’ Board of Trustees, unless voting is not permitted under applicable laws and regulations.

●

● For retail managed accounts, Geode will employ echo voting when voting shares. To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of the other shareholders of the investment company.

Invesco

Policy Statement on Global Corporate Governance and Proxy Voting

January 2022

Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. In our role as stewards of our clients’ investments, we regard our stewardship activities, including engagement and the exercise of proxy voting rights as an essential component of our fiduciary duty to maximize long-term shareholder value. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies during due diligence and monitoring of our investments.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage directly with portfolio companies or by collaborative means in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset-class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to: Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy services team is responsible for operational implementation, including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed custom voting guidelines and in circumstances where Majority Voting applies.

Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated global proxy services team which include: (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

• In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website at

https://www.invesco.com/corporate/about-us/esg. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager's voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

• In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually at https://vds.issgovernance.com/vds/#/Mzk3MA==/.

• In Canada, Invesco publicly discloses our annual proxy votes each year at https://vds.issgovernance.com/vds/#/MTg2Mg==/ by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

• In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

• In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

• In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

• In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

• In Australia, Invesco publicly discloses a summary of its proxy voting record annually at https://www.invesco.com.au/home/dam/jcr:bf3a3268-b7d1-4521-9dea-e233b7be82f2/Invesco%20FSC%20Proxy%20Voting%20Record%20Reporting%20Jul'20-Jun'21.pdf

Global Invesco Proxy Advisory Committee

: Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

• In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

• Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

• Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

• Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

Securities Lending

Invesco’s funds may participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the global proxy services team. These criteria are monitored and updated periodically by the global proxy services team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

● In the United States, as required by law, proportional voting applies.

o Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

o Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

o To the extent proportional voting is required by law but not operationally possible, Invesco will not vote the shares.

● For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

● For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless local policies are in place as per Exhibit A.

Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third parties, such as proxy advisory firms, to assist us in assessing the corporate governance of investee companies. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide written analysis and recommendations based on Invesco’s internally developed custom voting guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s global proxy services team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. Invesco will generally endeavor to consider such information where such information is considered material provided it is delivered in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist in the implementation of certain proxy voting-related functions, including, but not limited to, operational and reporting services. These administrative services include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. As part of our annual policy development process, Invesco engages with external proxy and governance experts to understand market trends and developments and to weigh in on the development of these policies at these firms, where appropriate. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

Review of Policy

The Global IPAC and Invesco’s Global ESG team, global proxy services team, compliance and legal teams annually communicate and review this Policy and our internally developed custom voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, investment team considerations, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution in the context of our good governance principles and internally developed custom voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. As a result, different Portfolio Management Teams may vote differently on particular votes for the same company. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

Our good governance principles are divided into six key themes that Invesco endorses:

Transparency

We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for the Annual General Meeting or Extraordinary General Meeting to allow for timely decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

● We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals unless these reports are not presented in a timely manner or significant issues are identified regarding the integrity of these disclosures.

● We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

● We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

● We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

● We generally support proposals to decommission differentiated voting rights.

● Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

• We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

• In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

• Adoption of proxy access rights

• Rights to call special meetings

• Rights to act by written consent

• Reduce supermajority vote requirements

• Remove antitakeover provisions

• Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

● We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

● We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

● We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

● We will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

● Where a company has not adequately responded to engagement requests from Invesco or satisfactorily addressed issues of concern, we may oppose director nominations, including, but not limited to, nominations for the lead independent director and/or committee chairs.

Board Composition and Effectiveness

Director election process: Board members should generally stand for election annually and individually.

● We will generally support proposals requesting that directors stand for election annually.

● We will generally vote against the incumbent governance committee chair or lead independent director if a company has a classified board structure that is not being phased out. We may make exceptions to this policy for non-operating companies (e.g., open-end and closed-end funds) or in regions where market practice is for directors to stand for election on a staggered basis.

● When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

● Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Board assessment and succession planning: When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

• We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

• We will generally vote against non-independent directors serving on the audit committee.

• We will generally vote against non-independent directors serving on the compensation committee.

• We will generally vote against non-independent directors serving on the nominating committee.

• In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

• We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

• We will generally support shareholder proposals requesting that the board chair be an independent director.

• We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

• We will generally vote against directors who attend less than 75% of board and committee meetings held in the previous year unless an acceptable extenuating circumstance is disclosed, such as health matters or family emergencies.

• We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, race, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

• We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

• In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity, race or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

• We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

• We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

• We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

• We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

• With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight:

The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i. significant bribery, corruption or ethics violations;

ii. events causing significant climate-related risks;

iii. significant health and safety incidents; or

iv. failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

● Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risksInvesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social (“E&S”) issues or mitigate exposure to material E&S risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company's track record on E&S issues, the efficacy of the proposal's request, whether the requested action is unduly burdensome, and whether we consider the adoption of such a proposal would promote long-term shareholder value. We will also consider company responsiveness to the proposal and any engagement on the issue when casting votes.

● We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

● We will generally support shareholder resolutions requiring additional disclosure on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include, but are not limited to, reporting on the following: gender and racial diversity issues, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, human capital and labor issues and the use of natural capital, and reporting on climate change-related risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i. there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii. there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii. vesting periods for long term incentive awards are less than three years;

iv. the company “front loads” equity awards;

v. there are inadequate risk mitigating features in the program such as clawback provisions;

vi. excessive, discretionary one-time equity grants are awarded to executives;

vii. less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*[1]
Invesco Asset Management (Japan) Limited*[1]
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Deutschland GmbH
Invesco Asset Management Limited[1]
Invesco Asset Management Singapore Ltd
Invesco Asset Management Spain
Invesco Australia Ltd
Invesco European RR L.P
Invesco Canada Ltd.[1]
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*[1]
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.a.r.l1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Ltd*[1]
Invesco Trust Company
Oppenheimer Funds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines

1 Invesco entities with specific conflicts of interest policies

Janus

Proxy Voting Policy and Procedures

March 2022

Policy Statement

Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client.1 Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.

Key Principles

● Janus Henderson Investors will vote proxies in the best interest of each client.

● Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.

● Janus Henderson Investors will disclose its voting decisions to clients upon request and to the public where required or consistent with local market practice.

● Janus Henderson Investors will maintain records supporting its voting decisions.

Scope

This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Intech Investment Management LLC or Kapstream Capital Pty Ltd

Roles and Responsibilities

Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a sufficient written rationale for their vote.

Operations Control. Operations Control is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located inside the United States. Operations Control works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.

G&S Team. The G&S Team is generally responsible for administering the proxy voting process as set forth in this Policy for client accounts whose Portfolio Management is located outside the United States. The G&S Team works with the Proxy Voting Service and is responsible for reviewing shareholder meeting agendas, voting recommendations, and additional relevant documents and making voting decisions in consultation with Portfolio Management.

Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.

The Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson

1On behalf of accounts subject to the Employee Retirement Income Security Act of 1974 (ERISA), Janus Henderson Investors will vote proxies unless the power to vote such shares has been expressly retained by the appointing fiduciary in the investment management agreement. Janus Henderson Investors recognizes that the exercise of voting rights on securities held by ERISA plans is a fiduciary duty that must be exercised with care, skill, prudence and diligence. As such, where Janus Henderson Investors has voting responsibility for ERISA plans, they will vote proxies solely in the best interest of the participants and beneficiaries of such plans.

Investors upon request. The Proxy Voting Service also provides voting disclosure services, including filing of the Form N-PX in the United States.

Additional Definitions

G&S Team refers to the Governance and Stewardship team.

Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, and Janus Henderson Investors US LLC2.

JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.

Policy means this Proxy Voting Policy and Procedures.

Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.

Proxy Administrator refers to the person performing administrative functions in support of the proxy voting program. For client accounts advised or sub-advised by Janus Henderson Investors entities located inside the United States, those functions are performed by Operations Control. For client accounts advised or sub-advised by Janus Henderson Investors entities located outside the United States, those functions are performed by the G&S Team.

Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from the Office of the Treasurer, Operations Control, Compliance, as well as the G&S Team and equity portfolio management who provide input on behalf of the investment team. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.

Proprietary U.S Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.

Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

Proxy Voting Procedures

Voting Generally. Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management and the G&S Team may vote contrary to the Guidelines at their discretion and with sufficient rationale documented in writing. Where the (1) Guidelines call for Portfolio Management or G&S Team input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Services does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to the Proxy Administrator for further instruction. In the event Portfolio Management or the G&S Team is unable to provide input on a referred proxy item, Janus Henderson Investors will abstain from voting the proxy item.

Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.

Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio

2 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton

Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable.

Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

Abstentions. For all client accounts advised or sub-advised by Janus Henderson Investors entities located inside the United States and certain client accounts advised or sub-advised by Janus Henderson Investors entities located outside the United States, Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors. For those proxy proposals without a default policy position (i.e., refer items), the votes will be cast as populated in the system by Janus Henderson Investors.

From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.

Fund of Funds. Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons. From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. To mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders, Janus Henderson Investors will vote shares held by a fund-of-funds account in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.

In addition, certain Proprietary U.S. Funds may invest in ETFs and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group2 (“advisory group”) individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1- 4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will. solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

Conflicts of Interest. Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management or the G&S Team seek to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.

Portfolio Management or the G&S Team is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management or the G&S Team in exercising its discretion or the existence of significant relationships with the issuer.

Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients and other relationships. In the event Portfolio Management or the G&S Team intend to vote against the Guidelines with respect to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee which will review the rationale provided by Portfolio Management in advance of the vote. In the event Portfolio Management or the G&S Team intend to exercise discretion to vote contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, the Proxy Administrator will notify the Committee, which will review the rationale provided by Portfolio Management or the G&S Team in advance of the vote. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of the portfolio managers’ stated rationale.

Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the Chief Investment Officer or his or her delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.

If a proxy vote is referred to the Chief Investment Officer or his or her delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.

Reporting, Oversight, and Record-Keeping

Proxy Voting and Proxy Voting Service Oversight. The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.

In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyze the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.

Client and Regulatory Reporting. Janus Henderson Investors will provide clients with such information on proxy voting as agreed or otherwise set forth herein. Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts. Janus Henderson Investors will publicly disclose vote reporting in line with local market requirements or practices. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N- PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.

Janus Henderson Investors shall present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.

Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on a particular matter still pending. Unless that information has otherwise been made public, Janus Henderson Investors may confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management and the G&S Team have the discretion to indicate to issuers or their agents how they voted or intend to vote in the context of discussions with issuers and their management as part Janus Henderson Investors’ ongoing investment analysis process.

A complete copy of the Janus Henderson Investors’ proxy voting policies and procedures, including specific guidelines, will be made available at www.janushenderson.com.

Record Retention. Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

JPMorgan

(Updated April 1, 2021)

Proxy Voting Guidelines

The Board of Trustees has delegated to JPMorgan (also known as “J.P. Morgan”) and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted JPMorgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

JPMorgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMorgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMorgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters: (1) to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; (2) review and approve the Guidelines annually; and (3) provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMorgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMorgan will vote the proxy. In addressing any material conflict, JPMorgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMorgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

● Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

● Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances JPMorgan endeavor to exercise voting responsibilities on clients’ behalf. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMorgan pays particular attention to management’s arguments for promoting the prospective change. JPMorgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

● JPMorgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMorgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

● JPMorgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

● JPMorgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

● JPMorgan will vote in favor of increases in capital which enhance a company’s long-term prospects. JPMorgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMorgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

● JPMorgan will vote in favor of proposals which will enhance a company’s long-term prospects. JPMorgan will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

● JPMorgan will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

● Where social or environmental issues are the subject of a proxy vote, JPMorgan will consider the issue on a case-by-case basis, keeping in mind at all times the best long-term interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

● JPMorgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who:

(a) attend less than 75% of board and committee meetings without a valid excuse for the absence;

(b) implement or renew a dead-hand poison pill;

(c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees;

(d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame;

(e) are insiders or affiliated outsider directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

(f) are insiders and affiliated outsiders on boards that are not at least majority independent; or

(g) are CEOs of publicly-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls.

(h) demonstrated history of poor performance or inadequate risk oversight;

(i) when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights;

(j) chair the board, are lead independent directors, or chair governance committees of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation;

(k) for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

JPMorgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

● JPMorgan votes proposals to support directors on classified boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

● JPMorgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

● JPMorgan votes against proposals for a super-majority vote to approve a merger.

● JPMorgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

● JPMorgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

● JPMorgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMorgan votes on a case by case basis.

● JPMorgan will consider environmental and social issues on a case-by-case basis, keeping in mind the best long-term interests of clients. Generally, JPMorgan support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration. JPMorgan will Vote against chair of committee responsible for providing oversight of environmental matters and/or risk where we believe the company is lagging peers in terms of disclosure, business practices or targets. Vote against committee members, lead independent director and/or board chair for companies that have lagged over several years.

● JPMorgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

MFS

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2022

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C. Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

At MFS, we seek to achieve our clients' long-term economic objectives by responsibly allocating their capital. We believe that practicing good stewardship in the exercise of our ownership activities, including the integration of environmental, social and governance ("ESG") factors into our proxy voting activities, is an essential component of this purpose. For this reason, MFS participates in organizations, engagements or other collaborative industry efforts to enhance our knowledge of specific ESG issues or to further ESG-related initiatives (e.g., the Principles for Responsible Investment, Net Zero Asset Managers Initiative, Climate Action 100+, ShareAction etc.). In developing these guidelines and in conducting our ownership activities, MFS considers ESG issues in light of its fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors at U.S. Issuers

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer (including a failure by the board to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents).

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S. company whose board is comprised of less than 20% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. Because we believe that a board with diverse perspectives is a foundation for good governance, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of a board, including race, ethnicity or geographical location.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Majority Voting and Director Elections

 MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS generally supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting and proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. We have adopted guidelines, set forth below, that govern how we generally will vote on certain ESG-related proposals. However, MFS may not support a proposal if we believe that the proposal is unduly costly, restrictive, or burdensome or if the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks that the subject matter of the proposal poses to the company’s operations, sales and capital investments. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company's shareholders. As a result, MFS may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.

MFS typically supports proposals for an independent board chairperson if there is not an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). Where there is a strong, independent lead director, we will evaluate such proposals on a case-by-case basis.

Because we believe future investment returns are likely to be impacted by climate change and policies designed to combat it, we expect our companies to develop a climate plan to reduce their emissions in line with the Paris Agreement. As such, we generally support proposals requesting that a company (i) provide climate disclosure that is consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures), that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company's data, and (ii) develop, disclose and implement an emissions reduction plan aligned with the Paris Agreement. MFS will analyze all other environmental proposals, including proposals requesting that an issuer take actions towards a specified environmental goal, on a case-by-case basis.

MFS will analyze social proposals, including proposals on diversity, equity and inclusion ("DEI") matters, on a case-by-case basis. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity), and (iii) request more employee-related DEI disclosure.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to ESG issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Global Issuers (ex-U.S.)

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded; (4) since the last annual meeting, the board has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; or (5) there are performance and/or governance concerns with a director or issuer (including a failure by the board to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents). In such circumstances, we may vote against director nominee(s).

Because MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any Canadian, European or Australian company whose board is comprised of less than 20% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision. While MFS' guideline currently pertains to Canadian, European and Australian companies (as well as U.S. companies), we generally believe greater female representation on boards is needed globally. As a result, we may expand our policy to other markets to reinforce this expectation. Additionally, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to consider factors beyond gender to enhance diverse perspectives of a board including race, ethnicity or geographical location.

Also, certain markets have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize our own internal research and research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), the MFS Proxy Voting Committee or its representatives will seek a recommendation from the MFS investment analyst and/or portfolio managers. For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee establishes proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Pacific Asset Management

Proxy Voting Policies and Procedures

Last Updated

October 1, 2021

Summary

Investment advisers are required to implement policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, Pacific Asset Management’s proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in applicable Department of Labor guidance.

Pacific Asset Management’s authority to vote proxies for clients is established by the Investment Management Agreement “IMA” or comparable documents. Pacific Asset Management (“PAM”) manages fixed income strategies; therefore the volume of proxies is relatively low.

Policy

PAM generally follows the voting guidelines included in this Policy; however, each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the IMA or comparable document, and all other relevant facts and circumstances at the time of the vote to ensure that proxies are voted in the best interest of clients.

Conflicts of Interest

PAM takes reasonable measures to identify the existence of any material conflicts of interest related to voting proxies. A potential conflict of interest may exist when PAM votes a proxy for an issuer with whom:

• PAM maintains a material business relationship

• PAM Senior Management or Portfolio Manager(s) maintain a personal relationship

Conflicts based on material business relationships or dealings with affiliates of PAM will only be considered to the extent that PAM has actual knowledge of such material business relationships. PAM employees are periodically, and no less than annually, reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of business or personal relationships and to bring potential and actual conflicts of interest to the attention of the PAM CCO. Additionally, officers of PAM, including the Portfolio Managers and Senior Managing Directors, are required to complete an annual conflicts of interest statement to self-report certain activities, relationships and personal interests that may create, or appear to create and actual or potential conflict of interest. PAM will not vote proxies relating to such issuers identified as being involved in a potential conflict of interest until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented. When a material conflict of interest exists, PAM will choose among the following options to eliminate such conflict:

• Vote in accordance with the Voting Guidelines (outlined below), if the voting scenario is covered in the Voting Guidelines and involves little or no discretion;

• If possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;

• If practical, notify affected clients of the conflict of interest and seek a waiver of the conflict for the proxy to be voted;

• If agreed upon in writing with the client, forward the proxies to the affected client or their designee and allow the client or their designee to vote the proxies.

The resolution of all potential and actual material conflicts of interest issues is documented in order to demonstrate that PAM acted in the best interest of its clients.

Abstaining from Proxy Voting

In certain circumstances, PAM may choose to abstain from voting a proxy. In instances when PAM deems abstention to be in the best interest of its Client(s), PAM will formally indicate its abstention on the proxy to ensure the vote is properly recorded. Considerations that may cause PAM to abstain from voting include, but are not limited to:

• When the cost of voting the proxy outweighs the benefits or is otherwise impractical;

• International constraints for timing and meeting deadlines;

• Restrictions on foreign securities including share blocking (restrictions on the sale of securities for a period of time in proximity to the shareholder meeting); and

• Any instance where the Firm feels there is insufficient information to determine the most reasonable course of action on behalf of a Client; and

• When a Client provides specific instruction to abstain from a vote as outlined in the Client Instruction section below.

Any proxies that PAM chooses not to vote will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Client Instruction

Under certain circumstances a client may delegate proxy voting authority to PAM and provide PAM with specific voting instructions. The IMA must reflect the terms and conditions of the arrangement. As agreed to in the IMA, PAM will vote in accordance with the Client’s specific instructions which may or may not align with this policy. Clients should be aware that providing specific instructions to PAM may result in voting that may be contrary to how PAM would have voted using the Voting Guidelines or their own analysis.

Differences in Proxy Vote Determinations

PAM may determine that specific circumstances require that proxies be voted differently among accounts due to the accounts’ Investments Guidelines or other distinguishing factors. Pacific Asset Management may from time to time reach contrasting but equally valid views on how best to maximize economic value in respect to a particular investment. This may result in situations in which a client is invested in portfolios with dissimilar proxy outcomes. In those situations, the other portfolios may be invested in strategies having distinctive investment objectives, investment styles or investment professionals. However, PAM generally votes consistently on the same matter when securities of an issuer are held by multiple Client Accounts. Any differences among proxies for other portfolios will be reviewed, approved and documented by senior management and PAM CCO prior to the vote being cast.

Client Disclosure and Availability of Proxy Voting Policies and Procedures

PAM provides a copy of its proxy voting policy and procedures to clients upon request. Clients can obtain information on how proxies were voted for their account upon request. Compliance provides proxy filing information to the advisors of 40 Act Accounts as requested for the purpose of filing proxy information annually with the SEC.

Voting Guidelines

Proxy proposals generally fall into one of the following categories: Reports and approval of accounts; Financial operations; Board elections; Remuneration; Engagement; and other relevant issues (e.g., shareholder and business proposals). In all cases, PAM will vote the proxies in a manner that is consistent with the best interest of its Clients as follows:

• Reports and approval of accounts (e.g., approval of financial statements, allocation of income, appointment of auditors, etc.): PAM generally votes with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

• Financial operations (e.g., mergers and acquisitions, corporate restructuring, etc.): PAM generally votes with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

• Board elections: Board nominations are evaluated on a case-by-case basis. PAM is supportive of NASDAQ’s Diversity requirements1. In the event any underlying issuer does not have at least two diverse2 board members, we expect to vote against resolutions or proposals to re-elect or appoint a new, non-diverse board candidate3. Where an issuer has two or more diverse board members, PAM may vote in-line with the recommendations of a company’s Board of Directors following our own review to include ensuring proposals are reflective of, among others, ethical, reasonable, equitable and financially sound corporate standards.

• Remuneration and compensation practices: Votes related to remuneration and compensation are evaluated on a case-by-case basis. PAM expects to specifically review instances of increased compensation (including bonus compensation) when the CEO to median employee ratio is higher than 300 to 14 based on public remuneration disclosures by an issuer.

• Shareholder engagement related proxies: These proxies are evaluated on a case-by-case basis. PAM generally expects to vote against any resolution that would reduce or restrict shareholder rights or engagement activities without compensation deemed reasonable to justify such restriction.

[1] https://listingcenter.nasdaq.com/assets/RuleBook/Nasdaq/filings/SR-NASDAQ-2020-081.pdf

[2] Defined per NASDAQ (see Footnote 1) as referring to any person who self-identifies as female, Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Middle Eastern / North African, Native Hawaiian or Pacific Islander, two or more races or ethnicities, or as LGBTQ+.

[3] PAM’s review is limited to publicly available data that is reasonably practicable to locate or otherwise identify, and/or readily available in ESG disclosures

[4] https://www.forbes.com/sites/niallmccarthy/2021/07/15/americas-most-staggering-ceo-to-worker-pay-ratios-infographic/?sh=59eb3a762c56

• Shareholder proposals and other voting issues, including ESG-related issues not described above, are evaluated on case-by-case basis with consideration to our ESG policy. If a proposal relates to the disclosure of material5 ESG-related information (e.g., disclosure related to climate risk), and does not create duplicate disclosure effort or an unreasonable cost burden to the company, we generally expect to vote in favor of such proposal.

Any proxies that PAM votes outside of these general Voting Guidelines will be documented along with the rationale prior to the date of the shareholder’s meeting for that particular proxy.

Procedures

All proxies are sent to the appropriate PAM Portfolio Manager or analyst responsible for the security held in a Client Account for their review and recommendation. These individuals research the implications of proxy proposals and make voting recommendations specific for each account that holds the related security. PAM Portfolio Managers are ultimately responsible for voting any Client proxy. PAM uses information gathered from research, company management, PAM Portfolio Managers and outside shareholder groups to reach voting decisions. In determining how to vote proxy issues, PAM votes proxies in a manner intended to protect and enhance the economic value of the securities held in Client Accounts.

Proxies in certain Client Accounts are voted using a proxy management system called ProxyEdge. ProxyEdge is used exclusively to assist with the administrative processes for proxy voting such as tracking and management of proxy records, vote execution, reporting, and auditing. ProxyEdge generates a variety of reports and makes available various other types of information to assist in the review and monitoring of votes cast. The holdings in certain Client Accounts are electronically sent to the ProxyEdge system automatically by the custodians to ensure that PAM is voting the most current share position for clients. Once Compliance receives email notification from ProxyEdge that there are proxies in the system to be voted, a ballot is created as a distributable unmarked ballot and sent via email to the respective Portfolio Managers for their vote selection. The Portfolio Managers respond with their selections. Compliance has the responsibility to vote the proxies according to the Portfolio Manager selections. Once voted, an email is sent via ProxyEdge to the client, Client Account Custodian or third party as defined in the IMA confirming that Client Account proxies have been voted. An email is received from ProxyEdge confirming the vote was submitted.

For those Client Accounts not on the ProxyEdge system, all custodian banks and trustees are notified of their responsibility to forward to Compliance all proxy materials. When Compliance is notified of an upcoming proxy for the accounts on ProxyEdge, the proxy material is verified to have been received for the accounts not on ProxyEdge as well. If an expected proxy is not received by the voting deadline, Compliance will direct the custodian or trustee to vote in accordance with PAM’s instructions. The final authority and responsibility for proxy voting remains with PAM.

Oversight Controls

PAM Compliance reviews the proxy votes casted to make sure PAM is following the proxy voting policies and procedures by:

• Reviewing no less than annually the adequacy of the proxy voting policies and procedures to make sure that they have been implemented effectively, including whether the policies continue to be reasonably designed to ensure that proxies are voted in the best interests of Clients.

Cross Reference / Source

• Rule 206(4)-6 of the Advisors Act

• Fiduciary Duty

• Contractual Requirements

• Department of Labor Interpretive Bulletin 2008-2, 29 C.F.R. 2509.08-2 (Oct. 17, 2008)

• PAM ESG Policy

5 As defined by SASB as ESG risks that create a financial or operational impairment to a company https://www.sasb.org/standards/materiality-map/

PIMCO

Proxy Voting Policies & Procedures

Effective Date: August 2003

Revised Date: May 2007

   May 2010

   October 2012

   June 2014

   November 2017

   April 2020

The proxy voting policy (“the Policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1 PIMCO will vote proxies2 in accordance with this Policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients.

A. General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

When considering client proxies, PIMCO may determine not to vote a proxy if it has a reasonable belief that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; (4) voting is not in the best interest of the client; or (5) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B. Conflicts of Interest

1. Identification of Material Conflicts of Interest

 When acting on client proxies, potential conflicts of interest may appear to or can interfere with PIMCO’s ability to evaluate proxies in accordance with PIMCO’s fiduciary standard. Actual or potential conflicts of interest could arise in many ways when PIMCO votes client proxies, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a PM/Analyst responsible for voting a proxy has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM/Analyst voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

 Furthermore, an independent industry service provider (“ISP”) that PIMCO retains may have its own conflicts of interest in connection with the proxy research and voting recommendations it provides. Before voting a client proxy, each PM/Analyst will evaluate any conflicts of interest identified by the ISP and escalated to PIMCO. In each case, the determination will be made in the client’s best interest and consistent with PIMCO’s fiduciary duties.

1 Voting or consent rights shall not include matters that are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

3 Personal relationships include employee and immediate family member interests with an issuer.

 Each PM/Analyst has a duty to disclose to the Legal and Compliance department any known potential or actual conflicts of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential or actual conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/Analyst in good faith and in the best interests of the client.

 PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this Policy.

2. Resolution of Potential/Identified Conflicts of Interest

Equity Securities.4 PIMCO has retained ISP5 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

 PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest, exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities.

When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

 Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests (which may include, but are not limited to, divergent investment strategies or objectives), the applicable PM/Analyst may vote the proxy as follows:

● If the conflict exists between the accounts of one or more PMs/Analysts on the one hand, and accounts of one or more different PMs/Analysts on the other, each PM/Analyst (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

● If the conflict exists among the accounts of a PM/Analyst, the PM/Analyst shall vote the proxies in the best interest of the relevant client and should be prepared to respond to inquiries regarding proxy decisions. Each PM/Analyst has the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

4 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas, 2nd Floor, New York, NY 10036.

Affiliated Fund Considerations

 PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP when doing so is in the client’s best interest and consistent with PIMCO’s fiduciary duties.

 PIMCO Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the Policy.

3. Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for resolution, the Working Group will seek to mitigate the actual or potential conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

● The extent and nature of the actual or potential conflict of interest;

● If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

● The nature of the relationship of the issuer with the PM/Analyst or PIMCO (if any);

● Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and

● Whether the direction of the proposed vote would appear to benefit the PM/Analyst (including any personal relationship, PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this Policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C. ISP Oversight

Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP's engaged to provide PIMCO with proxy voting research and recommendations. PIMCO's due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP's capacity and competency to provide proxy voting research and recommendations,6 and the ISP's compliance program.

D. Delegation of Proxy Voting Authority

 Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

6 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

E. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records7

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX, which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds ("PAPS Portfolios"), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website. PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO or its agents will not disclose to third parties its voting intentions or how it voted a proxy on behalf of a client in order to reduce the occurrence of actual or potential conflicts of interest. However, upon request from an appropriately authorized individual, PIMCO will disclose to PIMCO-named affiliates, its clients or an entity delegating voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a summary thereof: (i) in PIMCO’s Part 2 of Form ADV; or (ii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

 Records

PIMCO or its agent (e.g., IMS West or the ISP) will maintain proxy voting records in accordance with applicable law.

7 For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

PLFA

PROXY VOTING POLICY

Policy Summary:

PLFA must take reasonable care to ensure proxy voting rights are properly and timely exercised. PLFA retains proxy voting authority with respect to all voting securities purchased for its clients, including the funds it directly manages. This Proxy Voting Policy is designed to ensure that all proxies received are voted in the best interest of clients and in accordance with its duties and the requirements of all applicable regulations.

Legal Summary:

Rule 206(4)-6 under the Advisers Act requires an investment adviser that exercises voting authority over client proxies to adopt proxy voting policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, describes how the advisor addresses material conflicts of interest when voting, discloses to clients how they can obtain information on how securities were voted, and describes proxy voting policies and procedures to clients.

Policies and Procedures:

This Policy addresses proxy voting for voting securities held by Funds of Pacific Select Fund and Pacific Funds (“Funds”) that: (i) are directly managed by PLFA (the “Direct Funds”)1 or (ii) are operated by PLFA as fund-of-funds (the “Fund of Funds”). Because most of the Funds for which PLFA serves as investment adviser utilize sub-advisers that are contractually responsible for proxy voting, PLFA does not typically vote proxies on behalf of its Fund clients. However, as there is the possibility that a Direct Fund or a Fund of Funds could hold instruments with potential proxy voting (such as cash sweep vehicles2 and Exchange Traded Funds) and underlying funds in which the Fund of Funds invest are expected to solicit proxies from time to time, this Policy has been implemented to address those instances.

Process for Voting:

Proxies are generally received by PLFA Compliance for holdings of the Direct Funds and Fund of Funds, either through electronic notifications using the custodian’s proxy management system or pursuant to a proxy ballot received (electronically or physically) from the issuer, the custodian or others. PLFA Compliance will review the proxy materials received and for each individual ballot item contained in a proxy determine whether to:

● vote in accordance with the Proxy Guidelines of this Policy;

● abstain from voting;

● seek the advice of others for their recommendation;

● forward the proxy to the Conflicts Review Committee for review due to an identified conflict; or

● take such other actions as deemed necessary.

__________________

The Direct Funds currently consist of the Pacific Funds PF Multi-Asset Fund, which is only available as an underlying fund for certain Fund of Funds that are managed by PLFA.

2 For the Fund of Funds, a cash sweep vehicle is not used. For Pacific Funds, all cash goes directly to the underlying funds. For Pacific Select Fund, PLFA utilizes overnight repurchase agreements (non-voting securities) for cash positions.

Proxy Guidelines:

A. Direct Funds

In determining how to vote proxy issues for any Direct Fund, PLFA Compliance will review the following Proxy Guidelines in an attempt to vote proxies in a manner intended to protect and enhance the economic value of the securities held in the Direct Funds so that proxies are voted in the best interests of its clients.

Proxy proposals generally fall into one of the following three categories, as determined by PLFA Compliance: routine matters, Environmental, Social and Governance (“ESG”) matters, and business proposals.

● PLFA will generally vote in-line with the recommendations of management on routine, standard or non-controversial items unless otherwise warranted following a review of the issues involved. Routine matters are defined as those which do not change the structure, by-laws, or operations of the corporation.

● For ESG matters - PLFA will generally support the recommendations of management on ESG issues where acceptable efforts are made by the issuers and those efforts are not financially detrimental to clients. PLFA believes the burden of environmental, social and governance responsibilities rests with the issuer’s management and not PLFA. Examples of ESG matters that appear in proxy proposals could be issuer adopting a policy to reduce greenhouse gas emissions, on climate change or a policy on human rights.

● PLFA will generally vote in favor of business proposals as long as the client position or value is either preserved or enhanced, as determined by PLFA Compliance in consultation with the PLFA Investment Committee in connection with their assessment of particular facts and circumstances. Business proposals are resolutions that change the status of the corporation, its individual securities, or the ownership status of those securities. Examples include stock splits/increases, amending by-laws/articles of incorporation, and mergers.

B. Fund of Funds

In determining how to vote proxies for any Fund of Fund, PLFA will adhere to the Fund of Fund Guidelines listed in Exhibit A of the Funds’ Proxy Voting Policy, as in effect at that time. PLFA Compliance will apply those guidelines to proxy matters presented by underlying funds so that proxies are voted in accordance with those guidelines.

● For ESG fund of funds – If requested by an ESG Underlying Fund, the PLFA Investment Committee will consider environmental, social and governance issues on a case-by-case basis keeping in mind the best long term interest of clients.

C. All Funds to which this Policy Applies

If PLFA Compliance determines that it is not clear how the Proxy Guidelines apply to a specific proxy vote, or believes it is in the best interest of clients to vote contrary to a guideline, the ballot will be escalated to the PLFA Investment Committee for review and final voting determination.

Potential Conflicts of Interest:

The Conflicts Review Committee (the “Committee”) consists of senior management of PLFA, including the General Counsel and the Chief Compliance Officer. The Committee reviews and addresses proxies brought to its attention that raise a potential conflict of interest, taking reasonable measures to determine the materiality of the conflict and to attempt to resolve the conflict in the best interest of clients.

A potential conflict of interest may exist when PLFA is presented with a proxy for an issuer with whom PLFA (or its affiliates) also maintains a material business relationship, or where the issuer (or its senior management) has a personal or business relationship with PLFA Compliance or PLFA Investment Committee members. Conflicts based on business relationships or dealings with affiliates of PLFA will only be considered to the extent that PLFA has actual knowledge of such business relationships. PLFA employees are periodically reminded of their obligation to be aware of the potential for conflicts of interest with respect to voting proxies both as a result of their personal relationships or business relationships, and to report potential conflicts of interest to the attention of senior management of PLFA (who, in turn, will discuss with the Committee when applicable to proxy voting).

The Committee will determine whether an identified conflict of interest is considered to be material or non-material. A conflict of interest will generally be considered to be material to the extent that it is determined that such conflict is likely to influence, or appears to influence, PLFA’s decision-making in voting that proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A record of all determinations of materiality made by the Committee will be maintained.

Conflicts that have been identified by the Committee as non-material conflicts will be voted in accordance with the Policy Guidelines contained in this Policy. When a conflict is determined by the Committee to be material, the Committee will propose to PLFA the following non-exclusive list of options to consider to ensure that the proxy voting decision is based upon the best interest of clients and that the final voting decision is not a product of the material conflict:

(1) vote strictly in accordance with the Proxy Guidelines of this Policy, if doing so involves little or no discretion;

(2) if possible, erect information barriers around the impacted person or persons sufficient to insulate the voting   determination from the conflict;

(3) seek a voting recommendation from an independent third party;

(4) abstain from voting; or

(5) resolve the conflict in such other manner as the Committee believes is appropriate.

Abstaining from Voting:

In the majority of instances, PLFA will be able to vote proxies successful and timely. However, in certain circumstances PLFA may choose to not vote a ballot (or cast a vote of “Abstain”) where it is unable or unwilling to vote because of legal or operational difficulties, timing issues, or because PLFA believes the administrative burden and/or associated costs with voting exceed any anticipated benefits of voting. In making this determination, PLFA will consider various factors, including but not limited to:

● When the cost of voting the proxies outweighs the benefits or is otherwise impractical;

● When voting would give rise to a material conflict that cannot be timely resolved;
● When securities are on loan, to the extent that it is not feasible and practical to recall the securities for voting under the circumstances and where the expected benefit to voting such shares outweighs the detriment (including lost revenue) of recalling such shares;

● When proxy materials are not received with sufficient time and/or with enough information to make an informed voting decision;

● Where in-person attendance is required in order to vote;

● Where there are international constraints for timing and meeting voting deadlines, including translation costs or retaining local powers of attorney; or

● Where voting restrictions are imposed upon foreign securities, including those in “share-blocking” countries (share-blocking imposes a temporary suspension of the ability to trade a security, usually for a period of time in proximity to its shareholder meeting).

While all such proxies will attempt to be voted on a best efforts basis, any proxies that PLFA intentionally chooses to abstain from voting will be documented along with the rationale.

Effective Date:

May 1, 2022

Revision History:

January 1, 2021

April 1, 2020

Adopted November 28, 2017

PGI

Proxy Voting Policy

(As of February 2021)

Policy

The Advisers1 believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders. Accordingly, the Advisers have adopted the policy and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes2. The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre- determined policy based upon the recommendations of an independent third party.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to restrictions for share blocking countries, untimely notice of shareholder meetings, and requirements to vote proxies in person.

1 Principal Global Investors LLC, Principal Real Estate Investors LLC, Principal Global Investors (Europe) Ltd, Principal Global Investors (Australia) Limited,

Principal Global Investors (Hong Kong) Ltd, Principal Global Investors (Singapore) Ltd, and Principal Global Investors (Japan) Ltd.

2 The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Principal REI

Proxy Voting Policies

(Revised 12/2012)

Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Risks

In developing this policy and procedures, Principal REI, considered numerous risks associated with their voting of client proxies. This analysis includes risks such as:

● Principal REI does not maintain a written proxy voting policy as required by Rule 206(4)-6.

● Proxies are not voted in Clients’ best interests.

● Proxies are not identified and voted in a timely manner.

● Conflicts between Principal REI’s interests and the Client are not identified; therefore, proxies are not voted appropriately.

● The third-party proxy voting services utilized by Principal REI are not independent.

● Proxy voting records and Client requests to review proxy votes are not maintained.

Principal REI has established the following guidelines as an attempt to mitigate these risks.

Policy

Principal REI believes that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. Principal REI’s guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect Principal REI’s belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders.

In addition, as a fiduciary, Principal REI also monitors Clients’ ability to participate in class action events through the regular portfolio management process. Accordingly, Principal REI has adopted the policies and procedures set out below, which are designed to ensure that Principal REI complies with legal, fiduciary, and contractual obligations with respect to proxy voting and class actions.

Proxy Voting Procedures

Principal REI has implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

Institutional Shareholder Services

Based on Principal REI’s investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, Principal REI has retained the services of Institutional Shareholder Services (“ISS”). ISS is a wholly owned subsidiary MSCI, Inc. which is a leading global provider of investment decision support tools. ISS offers proxy voting solutions to institutional clients globally. The services provided to Principal REI include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

Principal REI has elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that Principal REI’s Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.1 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system. They are also available from the Proxy Voting Team.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors.

If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process (See Appendix titled “Report for Proxy Vote(s) Against the ISS Recommendation(s)”), including:

1. The requesting PM Team’s reasons for the decision;

2. The approval of the lead Portfolio Manager for the requesting PM Team;

3. Notification to the Proxy Voting Team and other appropriate personnel (including other Principal REI portfolio managers who may own the particular security);

4. A determination that the decision is not influenced by any conflict of interest; and review and approval by the Compliance Department.

Conflicts of Interest

Principal REI has implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by Principal REI in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because Principal REI cast such votes pursuant to a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a PM Team decides to vote against an ISS Recommendation, as described above. In exceptional circumstances, the approval process may also include consultation with Principal REI’s senior management, the Law Department, Outside Counsel, and/or the Client whose account may be affected by the conflict. Principal REI maintains records of the resolution of any proxy voting conflict of interest.

Proxy Voting Instructions and New Accounts

Institutional Accounts

As part of the new account opening process for discretionary institutional Clients, Principal REI’s Investment Accounting Department is responsible for sending a proxy letter to the Client’s custodian. This letter instructs the custodian to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to Principal REI’s Investment Accounting Department. This process is designed to ensure and document that the custodian is aware of its responsibility to send proxies to ISS.

The Investment Accounting Department is responsible for maintaining this proxy instruction letter in the Client’s file and for scanning it into Principal REI’s OnBase system. These steps are part of Principal REI’s Account Opening Process.

SMA – Wrap Accounts

Principal REI’s SMA Operations Department is responsible for servicing wrap accounts, which includes setting up the accounts for proxy voting with ISS. The SMA Operations Department is responsible for sending a letter to the Client’s custodian, with instructions to send the Client’s proxy materials to ISS for voting. The custodian must complete the letter and fax it to ISS, with a copy to the SMA Operations Department and the Proxy Voting Team. The SMA Operations Department coordinates with the respective wrap program sponsor and the Investment Accounting Department to ensure that proxies are voted in accordance with Clients’ instructions.

Fixed Income and Private Investments

Voting decisions with respect to Client investments in fixed income securities and the securities of privately-held issuers will generally be made by the relevant Portfolio Managers based on their assessment of the particular transactions or other matters at issue.

1 Principal REI has various Portfolio Manager Teams organized by asset classes and investment strategies.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, Principal REI can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with Principal REI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf. Such requests should be centralized through Principal REI’s Proxy Voting Team.

Securities Lending

At times, neither Principal REI nor ISS will be allowed to vote proxies on behalf of Clients when those Clients have adopted a securities lending program. Typically, Clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that a proxy voting matter has the potential to materially enhance the economic value of the Client’s position and that position is lent out, Principal REI will make reasonable efforts to inform the Client that neither Principal REI nor ISS is able to vote the proxy until the lent security is recalled.

Abstaining from Voting Certain Proxies

Principal REI shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when Principal REI’s analysis of a particular proxy issue reveals that the cost of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to:

- Restrictions for share blocking countries2;

- Casting a vote on a foreign security may require that Principal REI engage a translator;

- Restrictions on foreigners’ ability to exercise votes;

- Requirements to vote proxies in person;

- Requirements to provide local agents with power of attorney to facilitate the voting instructions;

- Untimely notice of shareholder meeting;

- Restrictions on the sale of securities for a period of time in proximity to the shareholder meeting.

Proxy Solicitation

Employees must promptly inform Principal REI’s Proxy Voting Team of the receipt of any solicitation from any person related to Clients’ proxies. As a matter of practice, Principal REI does not reveal or disclose to any third party how Principal REI may have voted (or intend to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. However, the Proxy Voting Team may disclose that it is Principal REI’s general policy to follow the ISS Guidelines. At no time may any Employee accept any remuneration in the solicitation of proxies.

Handling of Information Requests Regarding Proxies

Employees may be contacted by various entities that request or provide information related to particular proxy issues. Specifically, investor relations, proxy solicitation, and corporate/financial communications firms (e.g., Ipreo, Richard Davies, DF King, Georgeson Shareholder) may contact Principal REI to ask questions regarding total holdings of a particular stock across advisory Clients, or how Principal REI intends to vote on a particular proxy. In addition, issuers may call (or hire third parties to call) with intentions to influence Principal REI’s votes (i.e., to vote against ISS).

Employees that receive information requests related to proxy votes should forward such communications (e.g., calls, e-mails, etc.) to Principal REI’s Proxy Voting Team. The Proxy Voting Team will take steps to verify the identity of the caller and his/her firm prior to exchanging any information. In addition, the Proxy Voting Team may consult with the appropriate Portfolio Manager(s) and/or the CCO or CCO NA with respect to the type of information that can be disclosed. Certain information may have to be provided pursuant to foreign legal requirements (e.g., Section 793 of the UK Companies Act).

External Managers

Where Client assets are placed with managers outside of Principal REI, whether through separate accounts, funds-of-funds or other structures, such external managers are responsible for voting proxies in accordance with the managers’ own policies. Principal REI may, however, retain such responsibilities where deemed appropriate.

2  In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.

Proxy Voting Errors

In the event that any Employee becomes aware of an error related to proxy voting, he/she must promptly report that matter to Principal REI’s Proxy Voting Team. The Proxy Voting Team will take immediate steps to determine whether the impact of the error is material and to address the matter. The Proxy Voting Team, with the assistance of the CCO or CCO NA (or their designee), will generally prepare a memo describing the analysis and the resolution of the matter. Supporting documentation (e.g., correspondence with ISS, Client, Portfolio Managers/ analysts, etc.) will be maintained by the Compliance Department. Depending on the severity of the issue, the Law Department, Outside Counsel, and/or affected Clients may be contacted. However, Principal REI may opt to refrain from notifying non-material de minimis errors to Clients.

Recordkeeping

Principal REI must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at the principal place of business. The Proxy Voting Team, in coordination with ISS, is responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

● Any request, whether written (including e-mail) or oral, received by any Employee of Principal REI, must be promptly reported to the Proxy Voting Team. All written requests must be retained in the Client’s permanent file.

● The Proxy Voting Team records the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

● The Proxy Voting Team furnishes the information requested to the Client within a reasonable time period (generally within 10 business days). Principal REI maintains a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable and maintained in the permanent file.

● Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

● Upon inadvertent receipt of a proxy, Principal REI forwards the proxy to ISS for voting, unless the client has instructed otherwise.

 Note: Principal REI is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping their own copies.

Proxy voting records:

● Principal REI’s proxy voting record is maintained by ISS. The Proxy Voting Team, with the assistance of the Investment Accounting and SMA Operations Departments, periodically ensures that ISS has complete, accurate, and current records of Clients who have instructed Principal REI to vote proxies on their behalf.

● Principal REI maintains documentation to support the decision to vote against the ISS recommendation.

● Principal REI maintains documentation or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for any voting decision.

Procedures for Class Actions

In general, it is Principal REI’s policy not to file class action claims on behalf of Clients. Principal REI specifically does not act on behalf of former Clients who may have owned the affected security but subsequently terminated their relationship with Principal REI. Principal REI only files class actions on behalf of Clients if that responsibility is specifically stated in the advisory contract, as it is Principal REI’s general policy not to act as lead plaintiff in class actions. The process of class action claims is carried out by the Investment Accounting Department. In the event Principal REI opts out of a class action settlement, Principal REI will maintain documentation of any cost/benefit analysis to support that decision.

Principal REI is mindful that they have a duty to avoid and detect conflicts of interest that may arise in the class action claim process. Where actual, potential or apparent conflicts are identified regarding any material matter, Principal REI manages the conflict by seeking instruction from the Law Department and/or outside counsel.

Disclosure

Principal REI ensures that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements.

Responsibility

Various individuals and departments are responsible for carrying out Principal REI’s proxy voting and class action practices, as mentioned throughout these policies and procedures. The Investment Accounting Department has assigned a Proxy Voting Team to manage the proxy voting process. The Investment Accounting Department has delegated the handling of class action activities to a Senior Investment Accounting Leader.

In general, Principal REI’s CCO or CCO NA (or their designee) oversees the decisions related to proxy voting, class actions, conflicts of interest, and applicable record keeping and disclosures. In addition, the Compliance Department periodically reviews the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voted in a manner consistent with Principal REI’s fiduciary duties.

Scout

Reams Asset Management Division

Proxy Voting Policy

April 2022

Policy Objective

Scout Investments (“Scout” or “SI”), as an investment adviser and a fiduciary to its investment advisory clients, has adopted this Policy with the objective of: (i) ensuring that SI votes client securities in the best interest of its clients; and (ii) addressing material conflicts that may arise between SI’s interests and those of its clients. As a wholly owned subsidiary of Carillon Tower Advisers, Inc. (“CTA”), SI relies on its CTA’s proxy voting policy as outlined below.

Carillon Tower Advisers

Proxy Voting Policies and Procedures

2022

● Carillon Tower Advisers (“Carillon”) has established the Stewardship Committee chaired by Head of Sustainable Investing and Corporate Responsibility. The committee is composed of members from each investment team, Carillon Compliance and CFF Compliance. This is the main body responsible for proxy voting discussions and voting decisions through investment team representatives.

● Effective 4/1/2022, proxy voting will be centralized at the Carillon level using a set of unified guidelines (Appendix A) that addresses environmental and social (“E&S”) considerations and comports with CFF board-approved proxy voting guidelines.

All Case-By-Case (“REFER”) votes will go to chair of Stewardship Committee who will send the ballot item(s), along with available ISS research and vote deadlines, to the relevant investment team(s)’ representative(s) on the Stewardship Committee as well as to the appropriate compliance officers for review. Decisions for Case-By-Case votes will be determined by the individual investment teams. In the case of common holdings among portfolios in a single affiliate, discussion of proxy issues among investment teams is appropriate. In most cases, different votes can be accommodated.

● For Case-By-Case votes, the investment team(s) will provide the chair of the Stewardship Committee the vote decision and documented rationale. The chair of the Stewardship Committee, or its designee, is responsible for vote execution.

● Case-By-Case vote decisions will be documented and maintained by the chair of the Stewardship Committee, with notification to appropriate compliance officers.

● Unified Carillon guidelines as well as any updates to the ISS Benchmark Policy (US) will be reviewed by the Stewardship Committee at least annually. For ERISA accounts, Carillon will monitor ISS’s Benchmark Policy to ensure it is consistent with ERISA, as applicable.

● For international holdings, ISS country-specific benchmark guidelines will be used.

● As a fiduciary under ERISA, Carillon will carry out its duties prudently and solely in the interest of, and for the exclusive purpose of providing benefits to, participants and beneficiaries of ERISA plans.

o Carillon intends to follow a prudent process to evaluate material facts that form the basis for a particular proxy vote and consider any costs involved with the determinate of whether to vote.

o Carillon can override these Guidelines to either permit or preclude a vote on a matter based on a prudent determination that the matter is not expected to have a material effect on the value of the investment or the investment performance of the ERISA account’s investment portfolio.

o Carillon will not subordinate the retirement income or financial interests of ERISA plan participants and beneficiaries to any non-pecuniary objective or promote any unrelated non-pecuniary benefits or goals

● ERISA plans which invest into the Carillon Funds will be subject to the CFF board-approved proxy voting guidelines.

Carillon Funds: Securities Lending

Circumstances which could trigger a securities lending recall review:

1) The determination shall be based on a consideration of whether the matters proposed would have a material effect on the Fund’s investment in the loaned securities. Examples may include:

● dissident ballot

● merger / acquisition

● bankruptcy / reorganization

If an issue could have material effect on the security, then

2) Factors to consider:

● size of the Fund’s position relative to the Fund’s NAV;

● relative to the issuer’s outstanding securities;

● the likely impact of the vote on the value of that position;

● any other information regarding the proxy proposals of which the Subadvisor may be aware; and

● the potential loss of securities lending income to the Fund as a result of recalling the shares on loan.

APPENDIX A

Carillon Proxy Voting Guidelines

Effective 4/1/2022

An important aspect of active portfolio management is exercising the right as shareholders to vote proxies in a manner consistent with the best interests and values of our investors. We have adopted a comprehensive set of proxy voting guidelines that promote responsible corporate governance practices and reflect a thoughtful approach to a wide array of environmental and social issues.

Unified Guidelines

● The unified Carillon proxy voting guidelines will be based on the current year ISS Benchmark Policy (US) and will comport with CFF board-approved proxy voting guidelines. The ISS Benchmark Policy (US) will be customized to include the following:

o Environmental and social (“E&S”) shareholder proposals would be Case-By-Case (“REFER”).

o Shareholder proposals to Require Independent Board Chair would be Case-By-Case (“REFER”).

o Advisory Vote on Executive Compensation (“Say on Pay”) should go to Case-By-Case (“REFER”) in the event ISS has an “Against” recommendation.

o Restructuring proposals, including M&A activity, bankruptcy, etc. would be Case-By-Case (“REFER”).

o Special Meetings would be Case-By-Case (“REFER”).

● For international holdings, ISS country-specific benchmark guidelines will be used.

Environmental and Social Shareholder Resolutions

Because of the potential depth and breadth of environmental and social issues, such shareholder resolutions will be evaluated on a case-by-case basis as noted above.  However, in keeping with our investment principles and voting in the best interest of our clients, we will generally support environmental and social shareholder resolutions that are likely to enhance or protect shareholder value and also seek to improve transparency, support diversity, protect the environment, uphold human rights, and promote responsible business practices.

Scout Investments Proxy Voting Guidelines

Effective 4/1/2022

An important aspect of active portfolio management is exercising the right as shareholders to vote proxies in a manner consistent with the best interests and values of our investors. We have adopted a comprehensive set of proxy voting guidelines that promote responsible corporate governance practices and reflect a thoughtful approach to a wide array of environmental and social issues.

Unified Guidelines

● The 2022 unified Carillon proxy voting guidelines will be based on the 2022 ISS Benchmark Policy (US) and will comport with CFF board-approved proxy voting guidelines. The ISS Benchmark Policy (US) will be customized to include the following:

o Environmental and Social (“E&S”) shareholder proposals will be Case-By-Case (“REFER”).

o Shareholder proposals to Require Independent Board Chair will be Case-By-Case (“REFER”).

o Advisory Vote on Executive Compensation (“Say on Pay”) will go to Case-By-Case (“REFER”) in the event ISS has an “Against” recommendation.

o Restructuring proposals, including M&A activity, bankruptcy, etc. will be Case-By-Case (“REFER”).

o Special Meetings will be Case-By-Case (“REFER”).

● For international holdings, ISS country-specific benchmark guidelines will be used.

Environmental and Social Shareholder Resolutions

Because of the potential depth and breadth of environmental and social issues, such shareholder resolutions will be evaluated on a case-by-case basis as noted above.  However, in keeping with our investment principles and voting in the best interest of our clients, we will generally support environmental and social shareholder resolutions that are likely to enhance or protect shareholder value and also seek to improve transparency, support diversity, protect the environment, uphold human rights, and promote responsible business practices.

Review of Third-Party Proxy Advisory Firm

SI, through its parent company Carillon, shall review any Third-Party Proxy Advisory Firm periodically, but no less often than annually, consistent with the following measures:

1. Obtain and review the voting recommendation of the Third Party Proxy Advisory Firm (or their voting guidelines), and review these documents for consistency with this Policy,

2. Determine that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;

3. Analyze potential conflicts of interest of the Third Party Proxy Advisory Firm with respect to companies the securities of which are the subject of voting recommendations, including procedures to minimize any potential conflicts of interest;

4. Review the performance of the Third Party Proxy Advisory firm including the record of recommendations and the timeliness of communicating proxy votes.

Conflicts of Interest

Conflicts of interest may include, but are not limited to, where: (i) the issuer of securities is a client of SI, or its affiliates; (ii) the issuer has a material interest in SI or its affiliates; (iii) an officer or director of the issuer is an officer or director of SI or its affiliates; or (iv) the issuer is SI or an affiliate. If in the case a security vote presents the potential for a material conflict of interest between SI and a client, SI will vote the matter in accordance with the recommendation of the Third-Party Proxy Advisory Firm based upon the Guidelines. If no such recommendation is available and the Guidelines do not cover the matter, SI will refer the vote to the client and SI will vote in accordance with the client’s response.

Recordkeeping

SI, through its parent company Carillon, will maintain the following books and records for a period of not less than five (5) years, the first two (2) years at the principal place of business:

1. A copy of each proxy statement that SI receives regarding client securities. SI may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system; and

2. A record of each vote cast by SI on behalf of a client.

SI may rely on a third party to make and retain these records, on SI’s behalf, provided that SI has obtained an undertaking from the third party to provide a copy of the records promptly upon request

SI, through its parent company Carillon, will also maintain the following books and records for a period of not less than five (5) years, the first two (2) years at the principal place of business:

1. Each version of this Policy in effect from time to time;

2. A list of each client account for which SI has been authorized to vote proxies for the client’s securities;

3. A copy of any document created by SI that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

4. A copy of each written client request for information on how SI voted proxies on behalf of the client, and a copy of any written response by SI to any (written or oral) client request for information on how SI voted proxies on behalf of the requesting client.

5. A copy of each Guidelines in effect.

SSGA FM

Effective March 2022:

Global Proxy Voting and Engagement Principles

State Street Global Advisors (or “SSGA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.1

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles (the “Principles”) ; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

SSGA FM’s Approach to Proxy Voting and Issuer Engagement

At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective. In those limited circumstances in which State Street Global Advisors acts as investment manager to a pooled investment vehicle that, pursuant to its governing documents, utilizes guidelines developed by a third-party advisor, the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines. With respect to such funds utilizing third-party guidelines, the terms of the applicable third-party guidelines shall apply in place of the Principles described herein.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability-related risks.

In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

1 These Global Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level, as well as issuer-specific concerns at a company level.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer- specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active

We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ proprietary Proxy Voting and Engagement Guidelines (the “Guidelines”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by the State Street Global Advisors ESG Committee. The ESG Committee is responsible for reviewing State Street Global Advisors stewardship strategy, engagement priorities, and proxy voting guidelines and monitors the delivery of voting objectives. In addition, the ESG Committee provides oversight of the State Street Global Advisors

Stewardship Team, reviews departures from State Street Global Advisors’ proxy voting guidelines, and reviews conflicts of interest involving proxy voting.

Proxy Voting Process

In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

The Asset Stewardship Team reviews with ISS its Guidelines and the services that ISS provides to State Street Global Advisors on an annual or case-by-case basis. As part of its role as proxy agent and prior to providing vote execution services, ISS pre-populates on an electronic platform certain preliminary proxy votes in accordance with the proxy voting guidelines identified by State Street Global Advisors. On most routine proxy voting items (e.g., ratification of auditors), ISS will shortly before applicable submission deadlines use an automated process to affect the pre-populated proxy votes. To the extent the Asset Stewardship Team becomes aware of material new information within a reasonable period of time before ISS affects such votes, the Asset Stewardship Team will assess whether the pre-populated votes should be updated.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon the facts and circumstances, consist with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the ESG Committee for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the ESG Committee, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where voting is not permissible due to sanctions affecting a company or an individual, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights.

This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues

We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues and our Frameworks for Voting Environmental and Social Shareholder Proposals, both available at ssga.com/about-us/asset-stewardship.html.

General-Routine

Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

• Approving amendments to debt covenants and/or terms of issuance

• Authorizing procedural matters, such as filing of required documents/other formalities

• Approving debt restructuring plans

• Abstaining from challenging the bankruptcy trustees

• Authorizing repurchase of issued debt security

• Approving the placement of unissued debt securities under the control of directors

• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance2 is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

2  These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’ voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

Assigning sole responsibility for the implementation of proxy voting guidelines to members of State Street Global Advisors’ Asset Stewardship Team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees, including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

Generally exercising a singular vote decision for each ballot item regardless of our investment strategy;3

Prohibiting members of State Street Global Advisors’ Asset Stewardship Team from disclosing State Street Global Advisors’ voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

Mandatory disclosure by members of the State Street Global Advisors’ Asset Stewardship Team, ESG Committee and Investment Committee of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Global Head of Asset Stewardship Voting & Engagement. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“Guidelines”); and

Reporting of overrides of Guidelines, if any, to the ESG Committee on a quarterly basis.

In general, we do not believe matters that fall within proxy voting guidelines utilized by State Street Global Advisors and that are voted consistently with such guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the applicable proxy voting guidelines or where we believe that voting in accordance with such guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the applicable guidelines; or (ii) State Street Global Advisors determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship Team will determine whether a material relationship exists. If so, the matter is referred to the ESG Committee. The ESG Committee then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the ESG Committee may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented or (ii) retain an independent fiduciary to determine the appropriate vote.

3  State Street Global Advisors believes such an approach is generally in our clients’ best interest as our proxy voting principles are focused on enhancing long term shareholder value and a unified voting approach maximizes our clients’ voice and promotes firm-wide integration and sharing of insights between teams to the benefit of clients. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

T. ROWE PRICE

Updated: February 2021

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations.

Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.

Global Portfolio Companies

The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Wellington

Global Proxy Voting Policy and Procedures

As of September 1, 2020

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

Statement of Policy

Wellington Management:

1. Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2. Votes all proxies in the best interests of the client for whom it is voting.

3. Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non- electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as required by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Western Asset

PROXY VOTING

(Effective June 30, 2021)

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients..

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s proxy voting policies and procedures.

b. Copies of proxy statements received with respect to securities in client accounts.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for a period of not less than five years, with the first two years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the firm’s Part 2A of Form ADV. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7. Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V. Environmental, Social and Governance Matters

Western Asset considers ESG matters as part of the overall investment process. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to Environmental, Social and Governance matters. What qualifies as “material” can vary, so votes are cast on a case by case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

As a general matter, Western Asset votes to encourage management and governance practices that enhance the strength of the issuer, build value for investors, and mitigate risks that might threaten their ability to operate and navigate competitive pressures.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case by case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Western Asset’s engagement process is aligned with the principles of the United Nations Global Compact (UNGC) and engages with issuers on the principles enshrined within it. Some of these issues include, but are not restricted to, Climate Risk and Environmental Management, Diversity and Development of Talent, Human Rights and Supply Chain Management, Product Safety and Security, Transparency in Reporting and Governance and Corporate Management As such, Western Asset seeks to integrate ESG principles into investment analysis where applicable and consistent with the Firm’s fiduciary duties. Although bondholders possess very different legal rights than shareholders, Western Asset believes it can impact ESG practices given its role in determining issuers’ cost of debt capital. By reinforcing the linkage between ESG practices and the cost of capital in meetings with issues, Western Asset seeks to guide issuers to improve their behavior around material ESG issues. Proxy voting practices reflect these priorities.

Situations can arise in which different clients and strategies have explicit ESG objectives beyond generally taking into account material ESG risks. Votes may be cast for such clients with the ESG objectives in mind. Votes involving ESG proposals that are not otherwise addressed in this policy will be voted on a case-by-case basis consistent with the Firm’s fiduciary duties to its clients, the potential consequences to the investment thesis for that issuer, and the specific facts and circumstances of each proposal.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Form No. 15-17595-43 484-22A

PACIFIC SELECT FUND

Part C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Agreement and Declaration of Trust. Previously filed October 19, 2021 and incorporated by reference herein.
(a)(2)	Certificate of Trust. Previously filed January 31, 2018 and incorporated by reference herein.
(b)	By-Laws, filed herewith.
(c)

Instruments Defining Rights of Holders of Securities - Certificates for Shares will not be issued. Articles II, VI and VII of the Agreement and Declaration of Trust define the rights of holders of the Shares (see Exhibit (a)(1))

(d)(1)(i)	Amended and Restated Investment Advisory Agreement. Previously filed as Exhibit (d)(23) on January 26, 2005 and incorporated by reference herein.
(d)(1)(ii)	Addendum to Advisory Agreement — Small-Cap Equity. Previously filed as Exhibit (d)(38) on April 28, 2005 and incorporated by reference herein.
(d)(1)(iii)	Consent to Transfer Advisory Agreement. Previously filed as Exhibit (d)(a)(5) on January 18, 2008 and incorporated by reference herein.
(d)(1)(iv)	Amendment and Novation to Advisory Agreement. Previously filed as Exhibit (d)(a)(18) on February 1, 2017 and incorporated by reference herein.
(d)(1)(v)	Schedule A to Advisory Agreement (Intermediate Bond Portfolio and PD Mid-Cap Index Portfolio). Previously filed as Exhibit (d)(1)(v) on October 22, 2020 and incorporated by reference herein.
(d)(1)(vi)	Schedule A to Amended and Restated Advisory Agreement (2022 updates), filed herewith.

(d)(1)(vii)	Schedule A to Amended and Restated Advisory Agreement (International Growth Portfolio and ESG Diversified Growth Portfolio). Previously filed October 19, 2021 and incorporated by reference herein.
(d)(2)(i)	Advisory Fee Waiver Agreement — Large-Cap Growth. Previously filed as Exhibit (d)(b)(8) on October 16, 2015 and incorporated by reference herein.
(d)(2)(ii)	Amendment and Novation to Advisory Fee Waiver Agreement — Large-Cap Growth. Previously filed as Exhibit (d)(b)(8)(a) on June 30, 2016 and incorporated by reference herein.
(d)(2)(iii)	Amendment to Advisory Fee Waiver Agreement — Large-Cap Growth. Previously filed as Exhibit (d)(b)(8)(b) on April 27, 2017 and incorporated by reference herein.
(d)(3)(i)	Advisory Fee Waiver Agreement — Value Portfolio. Previously filed as Exhibit (d)(3)(i) on January 20, 2021 and incorporated by reference herein.
(d)(4)(i)	Advisory Fee Waiver Agreement — Small-Cap Equity. Previously filed as Exhibit (d)(b)(14) on January 22, 2013 and incorporated by reference herein.
(d)(4)(ii)	Amendment to Advisory Fee Waiver Agreement — Small-Cap Equity. Previously filed as Exhibit (d)(b)(14)(b) on April 27, 2017 and incorporated by reference herein.
(d)(5)(i)	Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(b)(17) on October 15, 2013 and incorporated by reference herein.
(d)(5)(ii)	Amendment to Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(b)(17)(a) on January 20, 2016 and incorporated by reference herein.

(d)(5)(iii)	Amendment and Novation to Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(b)(17)(b) on June 30, 2016 and incorporated by reference herein.
(d)(5)(iv)	Amendment to Advisory Fee Waiver Agreement — Mid-Cap Growth. Previously filed as Exhibit (d)(5)(iv) on February 4, 2022 and incorporated by reference herein.
(d)(6)	Advisory Fee Waiver Agreement — Emerging Markets Debt. Previously filed as Exhibit (d)(6) on February 4, 2022 and incorporated by reference herein.
(d)(7)	Advisory Fee Waiver Agreement — Floating Rate Income. Previously filed as Exhibit (d)(b)(21) on February 1, 2019 and incorporated by reference herein.
(d)(8)	Advisory Fee Waiver Agreement — Real Estate. Previously filed as Exhibit (d)(b)(22) on February 1, 2019 and incorporated by reference herein.
(d)(9)	Advisory Fee Waiver Agreement — Managed Bond. Previously filed as Exhibit (d)(9) on January 20, 2021 and incorporated by reference herein.
(d)(10)	Advisory Fee Waiver Agreement — International Large-Cap. Previously filed as Exhibit (d)(10) on January 20, 2021 and incorporated by reference herein.
(d)(10)(i)	Advisory Fee Waiver Agreement — PD Emerging Markets Index. Previously filed as Exhibit (d)(10)(i) on April 29, 2021 and incorporated by reference herein.
(d)(10)(ii)	Advisory Fee Waiver Agreement — PD International Large-Cap Index. Previously filed as Exhibit (d)(10)(ii) on April 29, 2021 and incorporated by reference herein.
(d)(10)(iii)	Advisory Fee Waiver Agreement — International Small-Cap. Previously filed as Exhibit (d)(10)(iii) on February 4, 2022 and incorporated by reference herein.
(d)(11)(i)

PSF Interim Management Agreement — BlackRock Investment Management, LLC (BlackRock) for Large-Cap Growth. Previously filed as Exhibit (d)(h)(6) on January 22, 2013 and incorporated by reference herein.

(d)(11)(ii)	Amendment No. 2 to Portfolio Management Agreement - BlackRock . Previously filed as Exhibit (d)(h)(7) on April 30, 2013 and incorporated by reference herein.
(d)(11)(iii)	Amendment No. 3 to Portfolio Management Agreement - BlackRock . Previously filed as Exhibit (d)(h)(8) on January 17, 2014 and incorporated by reference herein.
(d)(11)(iv)	Amendment and Novation to Portfolio Management Agreement — BlackRock. Previously filed as Exhibit (d)(h)(9) on June 30, 2016 and incorporated by reference herein.
(d)(11)(v)	Amendment No. 4 to Portfolio Management Agreement — BlackRock. Previously filed as Exhibit (d)(h)(10) on February 1, 2017 and incorporated by reference herein.
(d)(11)(w)	Amendment No. 5 to Portfolio Management Agreement —BlackRock Previously filed as Exhibit (d)(10)(w) on October 22, 2020 and incorporated by reference herein.
(d)(12)(i)	Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(A) on April 29, 2008 and incorporated by reference herein.
(d)(12)(ii)	Amendment No. 2 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(A)(2) on February 9, 2010 and incorporated by reference herein.
(d)(12)(iii)	Amendment No. 3 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(A)(3) on January 18, 2011 and incorporated by reference herein.
(d)(12)(iv)	Amendment No. 4 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(a)(4) on January 22, 2013 and incorporated by reference herein.

(d)(12)(v)	Amendment No. 5 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(A)(5) on January 22, 2013 and incorporated by reference herein.
(d)(12)(vi)	Amendment No. 6 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(A)(6) on June 30, 2016 and incorporated by reference herein.
(d)(12)(vii)	Amendment No. 7 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(A)(7) on April 27, 2017 and incorporated by reference herein.
(d)(12)(viii)	Amendment No. 8 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(n)(A)(8) on February 1, 2019 and incorporated by reference herein.
(d)(12)(ix)	Amendment No. 9 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(12)(x) on October 22, 2020 and incorporated by reference herein.
(d)(12)(x)	Amendment No. 10 to the Portfolio Management Agreement — J.P. Morgan. Previously filed as Exhibit (d)(12)(x) on April 29, 2021 and incorporated by reference herein.
(d)(12)(xi)	Amendment No. 11 to the Portfolio Management Agreement — J.P. Morgan, filed herewith.
(d)(13)	Subadvisory Agreement — Janus Capital Management LLC (Janus). Previously filed as Exhibit (d)(13) on February 4, 2022 and incorporated by reference herein.
(d)(14)(i)	Amended and Restated Portfolio Management Agreement —MFS Investment Management (MFS). Previously filed as Exhibit (d)(s) on February 1, 2019 and incorporated by reference herein.
(d)(14)(ii)	Amendment No. 2 to the Amended and Restated Portfolio Management Agreement — MFS. Previously filed as Exhibit (d)(s)(2) on February 1, 2019 and incorporated by reference herein.
(d)(14)(iii)	Amendment No. 3 to the Amended and Restated Portfolio Management Agreement — MFS. Previously filed as Exhibit (d)(14)(iii) on April 28, 2020 and incorporated by reference herein.
(d)(14)(iv)	Amendment No. 4 to the Amended and Restated Portfolio Management Agreement — MFS. Previously filed as Exhibit (d)(13)(iv) on January 20, 2021 and incorporated by reference herein.
(d)(15)(i)	Portfolio Management Agreement — Pacific Investment Management Company LLC (PIMCO). Previously filed as Exhibit (d)(6) on October 3, 2003 and incorporated by reference herein.
(d)(15)(ii)	Amendment to Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(13) on January 26, 2005 and incorporated by reference herein.
(d)(15)(iii)	Amendment No.3 to Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(52) on January 24, 2006 and incorporated by reference herein.
(d)(15)(iv)	Consent to Transfer Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(v)(3) on January 18, 2008 and incorporated by reference herein.
(d)(15)(v)	Amendment No. 5 to Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(v)(4) on April 29, 2008 and incorporated by reference herein.
(d)(15)(vi)	Amendment No. 6 to Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(v)(5) on August 2, 2013 and incorporated by reference herein.
(d)(15)(vii)	Amendment No. 7 to Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(v)(6) on January 22, 2015 and incorporated by reference herein.
(d)(15)(viii)	Amendment No. 9 to Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(v)(8) on April 24, 2015 and incorporated by reference herein.

(d)(15)(ix)	Amendment and Novation to Portfolio Management Agreement — PIMCO. Previously filed as Exhibit (d)(v)(9) on June 30, 2016 and incorporated by reference herein.
(d)(15)(x)	Amendment No. 10 to Subadvisory Agreement — PIMCO. Previously filed as Exhibit (15)(x) on January 20, 2021 and incorporated by reference herein.
(d)(16)(i)	Portfolio Management Agreement — Western Asset Management Company (Western Asset). Previously filed as Exhibit (16)(i) on January 20, 2021 and incorporated by reference herein.
(d)(17)(i)	No Longer Applicable.

(d)(17)(ii)	No Longer Applicable.

(d)(17)(iii)	No Longer Applicable.

(d)(17)(iv)	No Longer Applicable.

(d)(18)(i)	Portfolio Management Agreement — SSGA Fund Management, Inc. (SSGA). Previously filed as Exhibit (d)(dd) on February 9, 2010 and incorporated by reference herein.
(d)(18)(ii)	Amendment No. 1 to Portfolio Management Agreement — SSGA. Previously filed as Exhibit (d)(dd)(1) on January 17, 2014 and incorporated by reference herein.
(d)(18)(iii)	Amendment No. 2 to Portfolio Management Agreement — SSGA. Previously filed as Exhibit (d)(dd)(2) on August 5, 2015 and incorporated by reference herein.
(d)(18)(iv)	Amendment and Novation to Portfolio Management Agreement — SSGA. Previously filed as Exhibit (d)(dd)(3) on June 30, 2016 and incorporated by reference herein.
(d)(19)(i)	No Longer Applicable.
(d)(20)	Subadvisory Agreement — Franklin Mutual Advisers, LLC (Franklin). Previously filed as Exhibit (d)(gg)(2) on February 1, 2019 and incorporated by reference herein.
(d)(21)(i)	Portfolio Management Agreement — T. Rowe Price Associates, Inc. (T. Rowe). Previously filed as Exhibit (d)(hh) on January 18, 2011 and incorporated by reference herein.
(d)(21)(ii)	Amendment No. 1 to the Subadvisory Agreement — T. Rowe. Previously filed as Exhibit (d)(hh)(1) on April 27, 2011 and incorporated by reference herein.
(d)(21)(iii)	Amendment No. 2 to the Subadvisory Agreement — T. Rowe. Previously filed as Exhibit (d)(hh)(2) on January 22, 2015 and incorporated by reference herein.
(d)(21)(iv)	Amendment and Novation to Subadvisory Agreement — T. Rowe. Previously filed as Exhibit (d)(hh)(3) on June 30, 2016 and incorporated by reference herein.
(d)(22)(i)	Portfolio Management Agreement — Invesco Advisers, Inc. (Invesco). Previously filed as Exhibit (d)(ii) on January 18, 2011 and incorporated by reference herein.
(d)(22)(ii)	Amendment No. 1 to Portfolio Management Agreement — Invesco. Previously filed as Exhibit (d)(ii)(1) on April 27, 2011 and incorporated by reference herein.
(d)(22)(iii)	Amendment and Novation to Portfolio Management Agreement — Invesco. Previously filed as Exhibit (d)(ii)(2) on June 30, 2016 and incorporated by reference herein.
(d)(22)(iv)	Amendment No. 2 to Portfolio Management Agreement — Invesco. Previously filed as Exhibit (d)(ii)(3) on February 1, 2017 and incorporated by reference herein.

(d)(22)(v)	Amendment No. 3 to Portfolio Management Agreement — Invesco. Previously filed as Exhibit (d)(22)(v) on February 4, 2022 and incorporated by reference herein.
(d)(23)(i)	No Longer Applicable.

(d)(23)(ii)	No Longer Applicable.

(d)(23)(iii)	No Longer Applicable.

(d)(23)(iv)	No Longer Applicable.

(d)(24)(i)	Subadvisory Agreement — Scout Investments, Inc. (Scout). Previously filed as Exhibit (d)(24)(i) on February 4, 2022 and incorporated by reference herein.
(d)(24)(ii)	Amendment and Novation to Subadvisory Agreement — Scout. Previously filed as Exhibit (d)(ll)(1) on June 30, 2016 and incorporated by reference herein.
(d)(24)(iii)	Amendment No. 1 to Subadvisory Agreement — Scout. Previously filed as Exhibit (d)(ll)(2) on February 1, 2017 and incorporated by reference herein.
(d)(25)(i)	No Longer Applicable.

(d)(25)(ii)	No Longer Applicable.

(d)(25)(iii)	No Longer Applicable.

(d)(26)(i)	Subadvisory Agreement — AllianceBernstein L.P. (AllianceBernstein). Previously filed as Exhibit (d)(27)(i) on February 3, 2020 and incorporated by reference herein.
(d)(27)(i)	Subadvisory Agreement — Robeco Investment Management, Inc., d/b/a Boston Partners. Previously filed as Exhibit (d)(ss) on April 24, 2015 and incorporated by reference herein.
(d)(27)(ii)

Amendment and Novation to Subadvisory Agreement — Robeco Investment Management, Inc., d/b/a Boston Partners. Previously filed as Exhibit (d)(ss)(1) on June 30, 2016 and incorporated by reference herein.

(d)(27)(iii)	Amendment No. 2 to Subadvisory Agreement — Boston Partners Global Investors, Inc. (Boston Partners) Previously filed as Exhibit (d)(ss)(2) on February 1, 2017 and incorporated by reference herein.
(d)(28)	Subadvisory Agreement — Wellington Management Company LLP (Wellington). Previously filed as Exhibit (d)(uu) on April 27, 2017 and incorporated by reference herein.
(d)(29)	Subadvisory Agreement – Principal Real Estate Investors LLC (Principal REI). Previously filed as Exhibit (d)(ww) on April 27, 2018 and incorporated by reference herein.
(d)(30)	Subadvisory Agreement – Pacific Asset Management LLC (PAM). Previously filed as Exhibit (d)(36) on February 3, 2020 and incorporated by reference herein.
(d)(31)	Subadvisory Agreement – American Century Investment Management, Inc. (American Century).Previously filed as Exhibit (d)(31) on January 20, 2021 and incorporated by reference herein.
(d)(32)	Subadvisory Agreement – ClearBridge Investments, LLC (ClearBridge). Previously filed as Exhibit (d)(32) on January 20, 2021 and incorporated by reference herein.
(d)(32)(i)	Amendment No. 1 to Subadvisory Agreement — ClearBridge. Previously filed October 19, 2021 and incorporated by reference herein.
(d)(33)	Subadvisory Agreement – Principal Global Investors, LLC (PGI). Previously filed as Exhibit (d)(33) on February 4, 2022 and incorporated by reference herein.

(d)(34)	Subadvisory Agreement – FIAM, LLC (FIAM). Previously filed as Exhibit (d)(34) on April 29, 2021 and incorporated by reference herein.
(d)(34)(i)	Amendment No. 1 to Subadvisory Agreement – FIAM. Previously filed as Exhibit (d)(34)(i) on February 4, 2022 and incorporated by reference herein.
(d)(35)	Subadvisory Agreement – Delaware Investments Fund Advisers (DIFA). Previously filed as Exhibit (d)(35) on February 4, 2022 and incorporated by reference herein.
(d)(36)	No Longer Applicable.
(e)(1)	Distribution Agreement. Previously filed as Exhibit (e)(1) on January 18, 2008 and incorporated by reference herein.
(e)(2)	Amendment to Distribution Agreement. Previously filed as Exhibit (e)(23) on October 16, 2015 and incorporated by reference herein.
(e)(3)	Amendment and Novation to Distribution Agreement. Previously filed as Exhibit (e)(25) on June 30, 2016 and incorporated by reference herein.
(e)(4)	Amendment to the Amended and Restated Distribution Agreement. Previously filed as Exhibit (e)(27) on April 29, 2019 and incorporated by reference herein.
(e)(5)	Exhibit A to Distribution Agreement (2022 updates), filed herewith.

(e)(6)	No Longer Applicable.
(f)(1)(i)	Pacific Select Fund Trustees’ Deferred Compensation Plan. Previously on February 3, 2020 and incorporated by reference herein.
(f)(1)(ii)	Exhibits to Pacific Select Fund Trustees’ Deferred Compensation Plan. Previously filed as Exhibit (f)(1)(ii) on February 4, 2022 and incorporated by reference herein.
(g)(1)	Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(1) on December 18, 2002 and incorporated by reference herein.
(g)(2)	Exhibit A to Custody and Investment Accounting Agreement — Equity Income and Research. Previously filed as Exhibit (g)(2) on October 7, 2002 and incorporated by reference herein.
(g)(3)(i)	Amendment to Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(3) on October 3, 2003 and incorporated by reference herein.
(g)(3)(ii)	Third Amendment to Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(3)(a) on April 28, 2010 and incorporated by reference herein.
(g)(3)(iii)	Fourth Amendment to Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(3)(b) on April 27, 2011 and incorporated by reference herein.
(g)(3)(iv)	Custody and Investment Accounting Agreement Portfolio Optimization Portfolios and Inflation Protected. Previously filed as Exhibit (g)(3)(c) on January 6, 2012 and incorporated by reference herein.
(g)(3)(v)	Amendment to Custody and Investment Accounting Agreement. Previously filed as Exhibit (g)(3)(iv) on October 22, 2020 and incorporated by reference herein.
(g)(3)(vi)	Amendment to Custody and Investment Accounting Agreement (International Growth Portfolio and ESG Diversified Growth Portfolio). Previously filed October 19, 2021 and incorporated by reference herein.
(g)(3)(vii)	Amendment to Custody and Investment Accounting Agreement, filed herewith.

(g)(4)	Form of Financial Services Agreement. Previously filed as Exhibit (g)(4) on February 7, 2003 and incorporated by reference herein.
(h)(1)(i)	Amended and Restated Transfer Agency Agreement. Previously filed as Exhibit (h)(a)(17) on October 1, 2008 and incorporated by reference herein.
(h)(1)(ii)	Transfer Agency and Service Agreement (Class P Shares). Previously filed as Exhibit (h)(a)(19) on April 27, 2012 and incorporated by reference herein.
(h)(1)(iii)	Amendment and Novation to Transfer Agency and Service Agreement. Previously filed as Exhibit (h)(a)(29) on June 30, 2016 and incorporated by reference herein.
(h)(1)(iv)	Schedule A to Transfer Agency and Service Agreement. Previously filed as Exhibit (h)(1)(iv) on October 22, 2020 and incorporated by reference herein.
(h)(1)(v)	Schedule A to Transfer Agency and Service Agreement (International Growth Portfolio and ESG Diversified Growth Portfolio). Previously filed October 19, 2021 and incorporated by reference herein.
(h)(1)(vi)	Schedule A to Transfer Agency and Service Agreement, (2022 updates), filed herewith.

(h)(2)(i)	Fund Participation Agreement. Previously filed as Exhibit (h)(2) on April 26, 2000 and incorporated by reference herein.
(h)(2)(ii)	Exhibit A to Fund Participation Agreement-Addition of Separate Account. Previously filed as Exhibit (h)(37) on January 26, 2005 and incorporated by reference herein.
(h)(2)(iii)	Exhibit B to Fund Participation Agreement. Previously filed as Exhibit (h)(2)(iii) on October 22, 2020 and incorporated by reference herein.
(h)(2)(v)	Amendment and Novation to Fund Participation Agreement. Previously filed as Exhibit (h)(b)(20) on June 30, 2016 and incorporated by reference herein.
(h)(2)(vi)	No Longer Applicable.
(h)(2)(vii)	No Longer Applicable.
(h)(3)(a)(i)	Expense Limitation Agreement. Previously filed as Exhibit (h)(d) on April 27, 2017 and incorporated by reference herein.
(h)(3)(a)(ii)	Amendment to the Expense Limitation Agreement. Previously filed as Exhibit (h)(d)(3) on April 27, 2018 and incorporated by reference herein.
(h)(3)(a)(iii)	Schedule A to the Expense Limitation Agreement (International Growth Portfolio and ESG Diversified Growth Portfolio). Previously filed October 19, 2021 and incorporated by reference herein.
(h)(3)(a)(iv)	Schedule A to the Expense Limitation Agreement (2022 updates), filed herewith.
(h)(3)(b)(i)	Expense Limitation Agreement for Pacific Dynamix. Previously filed as Exhibit (h)(d)(1) on April 30, 2017 and incorporated by reference herein.
(h)(3)(b)(ii)	Schedule A to Expense Limitation Agreement for Pacific Dynamix (2022 updates), filed herewith.
(h)(4)(i)	Administration and Support Services Agreement. Previously filed as Exhibit (h)(4)(i) on April 28, 2020 and incorporated by reference herein.
(h)(4)(ii)	No Longer Applicable.
(h)(5)(i)	Service Agreement. Previously filed as Exhibit (h)(f) on April 29, 2008 and incorporated by reference herein.

(h)(5)(ii)	Amendment and Novation to Service Agreement. Previously filed as Exhibit (h)(f)(11) on June 30, 2016 and incorporated by reference herein.
(h)(5)(iii)	Amendment to Service Agreement (Intermediate Bond Portfolio and PD Mid-Cap Index Portfolio). Previously filed as Exhibit (h)(5)(iii) on October 22, 2020 and incorporated by reference herein.
(h)(5)(iv)	Amendment to Service Agreement (International Growth Portfolio and ESG Diversified Growth Portfolio). Previously filed October 19, 2021 and incorporated by reference herein.
(h)(5)(v)	Amendment to Service Agreement (2022 updates), filed herewith.
(h)(6)	Amended and Restated Indemnification Agreement – Trustees. Previously filed as Exhibit (h)(g) on April 27, 2018 and incorporated by reference herein.
(h)(7)(i)	Fund of Funds Investment Agreement (Calvert). Previously filed as Exhibit (h)(7)(i) on February 4, 2022 and incorporated by reference herein.
(h)(7)(ii)	Fund of Funds Investment Agreement (DFA). Previously filed as Exhibit (h)(7)(ii) on February 4, 2022 and incorporated by reference herein.
(h)(7)(iii)	Fund of Funds Investment Agreement (Fidelity). Previously filed as Exhibit (h)(7)(iii) on February 4, 2022 and incorporated by reference herein.
(h)(7)(iv)	Fund of Funds Investment Agreement (Goldman Sachs), filed herewith.
(h)(7)(v)	Fund of Funds Investment Agreement (PIMCO). Previously filed as Exhibit (h)(7)(v) on February 4, 2022 and incorporated by reference herein.
(h)(7)(vi)	Fund of Funds Investment Agreement (JPMorgan), filed herewith.
(i)(1)	Opinion and Consent of Counsel. Previously filed as Exhibit 10 on November 22, 1995 and incorporated by reference herein.
(i)(2)	Legal Opinion (International Equity Income Portfolio). Previously filed as Exhibit (i)(2) on December 19, 2019 and incorporated by reference herein.
(i)(3)	Legal Opinion (Intermediate Bond Portfolio and PD Mid-Cap Index Portfolio) Previously filed as Exhibit (i)(3) on October 22, 2020 and incorporated by reference herein.
(i)(4)	Legal Opinion (ESG Diversified Portfolio and Hedged Equity Portfolio). Previously filed as Exhibit (i)(4) on April 29, 2021 and incorporated by reference herein.
(i)(5)	Legal Opinion (International Growth Portfolio and ESG Diversified Growth Portfolio). Previously filed October 19, 2021 and incorporated by reference herein.
(j)	Consent of Independent Registered Public Accounting Firm, filed herewith.
(k)	Not applicable.

(l)	Not applicable.

(m)(1)(i)	Service Plan. Previously filed as Exhibit (m) on June 30, 2016 and incorporated by reference herein.
(m)(1)(ii)	Schedule A to Service Plan – Class I (2022 updates), filed herewith.

(m)(1)(iii)	No Longer Applicable.
(m)(2)(i)	Pacific Select Fund Class D Distribution and Service Plan. Previously filed as Exhibit (m)(A) on June 30, 2016 and incorporated by reference herein.

(m)(2)(ii)	Schedule A to Pacific Select Fund Class D Distribution and Service Plan. Previously filed as Exhibit (m)(A)(1) on June 30, 2016 and incorporated by reference herein.
(n)(1)	Pacific Select Fund Multi-Class Plan. Previously filed as Exhibit (n) on June 30, 2016 and incorporated by reference herein.
(n)(2)	Amendment to the Amended and Restated Multi-Class Plan (Class P) with Schedule A. Previously filed as Exhibit (n)(3) on April 29, 2019 and incorporated by reference herein.
(n)(3)

Schedule A to the Amended and Restated Multi-Class Plan (Intermediate Bond Portfolio and PD Mid-Cap Index Portfolio). Previously filed as Exhibit (n)(3) on October 22, 2020 and incorporated by reference herein.

(n)(4)	Schedule A to the Amended and Restated Multi-Class Plan (International Growth Portfolio and ESG Diversified Growth Portfolio). Previously filed October 19, 2021 and incorporated by reference herein.

(n)(5)	Schedule A to the Amended and Restated Multi-Class Plan (2022 updates), filed herewith.
(o)	Reserved.
(p)(1)	Code of Ethics — Pacific Select Fund. Previously filed as Exhibit (p)(1) on January 31, 2018 and incorporated by reference herein.
(p)(2)	Code of Ethics — Janus Capital Management LLC, filed herewith.

(p)(3)	Code of Ethics — BlackRock Investment Management LLC, filed herewith.
(p)(4)	Code of Ethics — Pacific Investment Management Company LLC, filed herewith.
(p)(5)	Code of Ethics — ClearBridge Investments, LLC. Previously filed October 19, 2021 and incorporated by reference herein.
(p)(6)	Code of Ethics — Pacific Life Fund Advisors LLC, filed herewith.
(p)(7)	Code of Ethics — MFS Investment Management. Previously filed as Exhibit (p)(7) on February 4, 2022 and incorporated by reference herein.
(p)(8)	Code of Ethics — Pacific Select Fund Independent Trustees. Previously filed as Exhibit (p)(8) on July 19, 2021 and incorporated by reference herein.
(p)(9)	No Longer Applicable.
(p)(10)	Code of Ethics — J.P. Morgan Investment Management Inc., filed herewith.
(p)(11)	Code of Ethics — Western Asset Management Company, LLC , filed herewith.
(p)(12)	No Longer Applicable.
(p)(13)	Code of Ethics – SSGA. Previously filed as Exhibit (p)(13) on April 29, 2021 and incorporated by reference herein.
(p)(14)	No Longer Applicable.
(p)(15)	Code of Ethics — Franklin Advisory Services. LLC, filed herewith.
(p)(16)	Code of Ethics — T. Rowe Price Associates, Inc., filed herewith.
(p)(17)	Code of Ethics — Invesco Advisers, Inc, filed herewith.
(p)(18)	No Longer Applicable.
(p)(19)	Code of Ethics — Scout Investments, Inc., filed herewith.

(p)(20)	No Longer Applicable.
(p)(21)	No Longer Applicable.
(p)(22)	Code of Ethics — AllianceBernstein. Previously filed as Exhibit (p)(19) on January 20, 2021 and incorporated by reference herein.
(p)(23)	Code of Ethics — Pacific Select Distributors, LLC. Previously filed as Exhibit (p)(23) on January 20, 2021 and incorporated by reference herein.
(p)(24)	Code of Ethics — Delaware Investment Fund Advisers (DIFA). Previously filed as Exhibit (p)(24) on February 4, 2022 and incorporated by reference herein.
(p)(25)	Code of Ethics — Boston Partners, filed herewith.
(p)(26)	Code of Ethics — Principal Global Investors, LLC. (PGI). Previously filed as Exhibit (p)(26) on February 4, 2022 and incorporated by reference herein.
(p)(27)	Code of Ethics — Wellington. Previously filed as Exhibit (p)(27) on February 4, 2022 and incorporated by reference herein.
(p)(28)	No Longer Applicable.
(p)(29)	Code of Ethics – Principal Real Estate Investors LLC. Previously filed as Exhibit (p)(29) on January 20, 2021 and incorporated by reference herein.
(p)(30)	No Longer Applicable.
(p)(31)	No Longer Applicable.
(p)(32)	Code of Ethics – PAM. Previously filed as Exhibit (p)(32) on January 20, 2021 and incorporated by reference herein.
(p)(33)	Code of Ethics – American Century Investment Management Inc, filed herewith.
(p)(34)	Code of Ethics – FIAM. Previously filed as Exhibit (p)(34) on April 29, 2021 and incorporated by reference herein.
(p)(35)	Code of Ethics – Geode, filed herewith.
(99)	Power of Attorney dated April 1, 2022, filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund

Pacific Life Insurance Company (“Pacific Life”), on its own behalf and on behalf of its Separate Account I, Separate Account A, Separate Account B, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific COLI Separate Account IV, Pacific COLI Separate Account V, Pacific COLI Separate Account VI, Pacific COLI Separate Account X, Pacific COLI Separate Account XI, Pacific Select Separate Account, and Pacific Life & Annuity Company (“PL&A”), on its own behalf and on behalf of its Separate Account A, Pacific Select Exec Separate Account, and Separate Account I, (collectively referred to as “Separate Accounts”), owns of record the outstanding shares of the Series of Registrant. Pacific Life and PL&A will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Accounts.

Item 30. Indemnification

Reference is made to Article VIII of the Registrant’s Agreement and Declaration of Trust.

Title 12, Chapter 38, Section 3817 of the Delaware Code and Article VIII of the Registrant’s Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s registration statement, provide for indemnification of the Registrant’s trustees and/or officers for certain liabilities. Certain agreements to which the Registrant is a party filed as an exhibit to the Registrant’s registration statement provide for indemnification for certain liabilities for the trustees, officers and/or certain affiliated persons of the Registrant. The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee’s service to the Registrant, to the fullest extent permitted by the Registrant’s Agreement and Declaration of Trust and By-Laws, the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Act”) may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Any other business, profession, vocation or employment of a substantial nature in which the investment adviser (which includes each sub-adviser) and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in Schedule A (as updated by Schedule C to the extent it relates to Schedule A) of each investment adviser’s Form ADV as currently on file with the SEC, and the text of such Schedule(s) is hereby incorporated by reference.

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

Pacific Life Fund Advisors LLC	700 Newport Center Drive Newport Beach, CA 92660	801-15057

AllianceBernstein L.P.	501 Commerce St. Nashville, TN 37219	801-56720

American Century Investment Management, Inc.	4500 Main Street Kansas City, MO 64111	801-8174

BlackRock Investment Management, LLC	1 University Square Drive Princeton, NJ 08540	801-56972

Boston Partners Global Investors, Inc.	One Beacon Street 30th Floor Boston, MA 02108	801-61786

ClearBridge Investments, LLC	620 Eighth Avenue New York, NY 10018	801-64710

Delaware Investments Fund Advisers	610 Market St. Philadelphia, PA 19106	801-32108

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

FIAM LLC	900 Salem Street Smithfield, RI 02917	801-63658

Franklin Mutual Advisers, LLC	101 John F. Kennedy Parkway Short Hills, NJ 07078	801-53068

Geode Capital Management, LLC	100 Summer Street 12th Floor Boston, MA 02110	801-61117

Invesco Advisers, Inc.	1555 Peachtree Street, N.E. Atlanta, GA 30309	801-33949

Janus Capital Management LLC	151 Detroit Street Denver, CO 80206	801-13991

J.P. Morgan Investment Management Inc.	383 Madison Avenue New York, NY 10179	801-21011

Massachusetts Financial Services Company, d/b/a MFS Investment Management	111 Huntington Avenue Boston, MA 02199	801-17352

Pacific Asset Management LLC	840 Newport Center Drive 7th Floor Newport Beach, CA 92660	801-117402

Pacific Investment Management Company LLC	650 Newport Center Drive Newport Beach, CA 92660	801-48187

Principal Global Investors, LLC	801 Grand Avenue Des Moines, IA 50392	801-55959

Principal Real Estate Investors, LLC	801 Grand Avenue Des Moines, IA 50392	801-55618

Scout Investments, Inc.	1201 Walnut Street 21st Floor Kansas City, MO 64106	801-60188

SSGA Funds Management, Inc.	1 Iron Street Boston, MA 02210	801-60103

T. Rowe Price Associates, Inc.	100 East Pratt Street Baltimore, MD 21202	801-856

INVESTMENT ADVISER	PRINCIPAL BUSINESS ADDRESS	SEC FILE NO.

Wellington Management Company LLP	280 Congress Street Boston, MA 02210	801-15908

Western Asset Management Company, LLC	385 East Colorado Boulevard Pasadena, CA 91101	801-8162

Item 32. Principal Underwriters

(a)	Pacific Select Distributors, LLC (“PSD”), member FINRA & SIPC, serves as underwriter and distributor of shares of Pacific Select Fund. PSD is also the distributor of shares of Pacific Funds Series Trust and is a subsidiary of Pacific Life Insurance Company (“Pacific Life”), an affiliate of Pacific Life Fund Advisors LLC (“PLFA”).

(b)

Name and Principal Business Address (1)	Positions and Offices with Underwriter	Positions and Offices with Registrant
Barbara A. Dare	Chief Executive Officer	None

Laurie A. Fitzgerald	Senior Vice President, Chief Financial Officer & Chief Operating Officer	None

Thomas Gibbons	SVP, Strategy, Development, Treasury and Tax	None

Frank J. Boynton	Vice President	None

Jane M. Guon	Vice President and Secretary	Vice President and Secretary

Amie H. Chen	Assistant Vice President, Tax	None

Cade H. Cherry	Assistant Vice President	None

Dominic P. Faso	Assistant Vice President & Treasurer	None

Michael T. Lietzow	Assistant Vice President	None

Joshua B. Schwab	Assistant Vice President	None

Benjamin D. Wiesenfeld	Assistant Vice President & Deputy Chief Compliance & Ethics Officer	Assistant Vice President & Deputy Chief Compliance & Ethics Officer

Starla C. Yamauchi	Assistant Secretary	None

(1)	Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained at PLFA at 700 Newport Center Drive, Newport Beach, California 92660 or State Street Bank and Trust Company at 801 Pennsylvania, Kansas City, MO 64105. Other documents, as applicable, may be primarily maintained at the individual offices of each sub-adviser at their principal business address as listed above in Item 31.

With regard to the Registrant’s 17a-7 transactions and pursuant to Rule 17a-7 of the Investment Company Act of 1940, the identity of the counterparty required to be maintained by Registrant will be maintained by PLFA, as noted above, other than portfolios managed by American Century Investment Management, Inc., FIAM LLC, MFS Investment Management, Pacific Investment Management Company LLC, T. Rowe Price Associates, Inc. and Wellington Management Company LLP. For these portfolios, the subadvisers will maintain this information at their offices at their principal business address as listed above in Item 31.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 162 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach in the State of California on this 28th day of April, 2022.

PACIFIC SELECT FUND

By:	/s/ Mark Karpe
Mark Karpe
Assistant Vice President and Managing Assistant General Counsel
Pacific Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 162 to the Registration Statement of Pacific Select Fund has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE
Adrian S. Griggs*	Chief Executive Officer, President and Trustee (Principal Executive Officer)	April 28, 2022

Trevor T. Smith*	Assistant Vice President and Treasurer	April 28, 2022
(Principal Financial and Accounting Officer)

Nooruddin Veerjee*	Chairman of the Board and Trustee	April 28, 2022

Gale K. Caruso*	Trustee	April 28, 2022

Andrew J. Iseman*	Trustee	April 28, 2022

Paul A. Keller*	Trustee	April 28, 2022

Lucie H. Moore*	Trustee	April 28, 2022

*By: /s/ Mark Karpe		April 28, 2022
Mark Karpe
as attorney-in-fact pursuant to power of attorney filed herewith

Pacific Select Fund

Power of Attorney

The undersigned Trustees and officers of Pacific Select Fund (the “Trust”) hereby appoint Robin S. Yonis, Jason Orlandi, Anthony Zacharski, Megan C. Johnson, Greg Larson, Mark Karpe, Audrey L. Cheng, Laurene E. MacElwee, Howard T. Hirakawa and Carleton J. Muench each individually as their true and lawful attorneys-in-fact (“attorneys”), in all capacities, to execute in their name and file any and all registration statements, including registration statements on Form N-14, proxy statements, exemptive applications, no-action letter requests, shareholder reports and other regulatory filings made applicable to the Trust and each series of the Trust, and any amendments, exhibits, or supplements thereto, and any instruments necessary or desirable in connection therewith as are required to enable the Trust to comply with provisions of the Securities Act of 1933, as amended, and/or the Securities Exchange Act of 1934, as amended, and/or the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission (“SEC”) in connection with the offer of the shares of beneficial interest of the Trust and each series of the Trust, and to file the same, with other documents in connection herewith, with the SEC, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities). The undersigned grant to said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he or she could do if personally present, thereby ratifying all that said attorneys may lawfully do or cause to be done by virtue hereof. This Power of Attorney hereby terminates and replaces all other previously executed Power of Attorneys for the Trust related to the above.

The undersigned Trustees and officers of the Trust hereby execute this Power of Attorney effective the 1st day of April 2022.

NAME	TITLE

/s/ Adrian S. Griggs	Chief Executive Officer, President, and Trustee
Adrian S. Griggs

/s/ Nooruddin Veerjee	Chairman and Trustee
Nooruddin Veerjee

/s/ Gale K. Caruso	Trustee
Gale K. Caruso

/s/ Andrew J. Iseman	Trustee
Andrew J. Iseman

/s/ Paul A. Keller	Trustee
Paul A. Keller

/s/ Lucie H. Moore
Lucie H. Moore	Trustee

/s/ Trevor T. Smith
Trevor T. Smith	Assistant Vice President and Treasurer

PACIFIC SELECT FUND

EXHIBIT INDEX

(b)	By-Laws
(d)(1)(vi)	Schedule A to Amended and Restated Advisory Agreement (2022 updates)
(d)(12)(xi)	Amendment No. 11 to the Portfolio Management Agreement — J.P. Morgan
(e)(5)	Exhibit A to Distribution Agreement (2022 updates)
(g)(3)(vii)	Amendment to Custody and Investment Accounting Agreement
(h)(1)(vi)	Schedule A to Transfer Agency and Service Agreement, (2022 updates)
(h)(3)(a)(iv)	Schedule A to the Expense Limitation Agreement (2022 updates)
(h)(3)(b)(ii)	Schedule A to Expense Limitation Agreement for Pacific Dynamix (2022 updates)
(h)(5)(v)	Amendment to Service Agreement (2022 updates)
(h)(7)(iv)	Fund of Funds Investment Agreement (Goldman Sachs)
(h)(7)(vi)	Fund of Funds Investment Agreement (JPMorgan)
(j)	Consent of Independent Registered Public Accounting Firm
(m)(1)(ii)	Schedule A to Service Plan – Class I (2022 updates)
(n)(5)	Schedule A to the Amended and Restated Multi-Class Plan (2022 updates)
(p)(2)	Code of Ethics — Janus Capital Management LLC
(p)(3)	Code of Ethics — BlackRock Investment Management LLC
(p)(4)	Code of Ethics — Pacific Investment Management Company LLC
(p)(6)	Code of Ethics — Pacific Life Fund Advisors LLC
(p)(10)	Code of Ethics — J.P. Morgan Investment Management Inc.
(p)(11)	Code of Ethics — Western Asset Management Company, LLC
(p)(15)	Code of Ethics — Franklin Advisory Services. LLC
(p)(16)	Code of Ethics -- T. Rowe Price Associates, Inc
(p)(17)	Code of Ethics — Invesco Advisers, Inc.
(p)(19)	Code of Ethics — Scout Investments, Inc.
(p)(25)	Code of Ethics — Boston Partners
(p)(33)	Code of Ethics – American Century Investment Management Inc.
(p)(35)	Code of Ethics – Geode
(99)	Power of Attorney dated April 1, 2022

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Document
EX-101.DEF	XBRL Taxonomy Extension Definition Document
EX-101.LAB	XBRL Taxonomy Extension Labels Document
EX-101.PRE	XBRL Taxonomy Extension Presentation Document